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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08941

The Vantagepoint Funds

(Exact name of registrant as specified in charter)

777 North Capitol Street, NE, Washington D.C. 20002-4240
(Address of principal executive offices)	(Zip code)

Angela Montez, Secretary of the Registrant
777 North Capitol Street, NE, Suite 600, Washington D.C. 20002-4240

(Name and address of agent for service)

Registrant's telephone number, including area code: 202-962-4600

Date of fiscal year end:	12/31/08

Date of reporting period:	01/01/08 - 12/31/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 (Report to Shareholders): The annual report is set forth below.

ANNUAL REPORT

December 31, 2008

VANTAGEPOINT FUNDS

TABLE OF CONTENTS

Shareholder Expenses	1
Management’s Discussion of Fund Performance	3

Vantagepoint Funds

Report of Independent Auditors	91
Statements of Assets and Liabilities	92
Statements of Operations	99
Statements of Changes in Net Assets	106
Financial Highlights	123
Notes to Financial Statements	158
Schedules of Investments	200
Shareholder Expenses

As a shareholder of a Vantagepoint Fund, you incur ongoing expenses, such as advisory fees and other fund expenses. The following example is intended to help you understand your ongoing expenses (in dollars and cents) of investing in a fund and to compare these expenses with the ongoing expenses of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first section in the example below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section in the example below provides information about the hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

ACTUAL					HYPOTHETICAL
Beginning Account Value 7/01/08	Ending Account Value 12/31/08	2008 Annualized Expense Ratio	Expenses Paid During Period*	Vantagepoint Funds	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	2008 Annualized Expense Ratio	Expenses Paid During Period*
$1,000.00	$1,009.90	0.66%	$3.33	Money Market**	$1,000.00	$1,021.82	0.66%	$3.35
$1,000.00	$971.30	0.66%	$3.27	Low Duration Bond	$1,000.00	$1,021.82	0.66%	$3.35
$1,000.00	$950.60	0.66%	$3.24	Inflation Protected Securities	$1,000.00	$1,021.82	0.66%	$3.35
$1,000.00	$720.80	0.78%	$3.37	Asset Allocation	$1,000.00	$1,021.22	0.78%	$3.96
$1,000.00	$686.00	0.88%	$3.73	Equity Income	$1,000.00	$1,020.71	0.88%	$4.47
$1,000.00	$698.50	0.80%	$3.42	Growth & Income	$1,000.00	$1,021.11	0.80%	$4.06
$1,000.00	$645.90	0.87%	$3.60	Growth	$1,000.00	$1,020.76	0.87%	$4.42
$1,000.00	$711.20	0.99%	$4.26	Select Value	$1,000.00	$1,020.16	0.99%	$5.03
$1,000.00	$664.40	0.95%	$3.97	Aggressive Opportunities	$1,000.00	$1,020.36	0.95%	$4.82
$1,000.00	$667.60	0.98%	$4.11	Discovery	$1,000.00	$1,020.21	0.98%	$4.98
$1,000.00	$636.70	1.05%	$4.32	International	$1,000.00	$1,019.86	1.05%	$5.33
$1,000.00	$924.30	0.97%	$4.69	Diversified Assets	$1,000.00	$1,020.26	0.97%	$4.93
$1,000.00	$1,034.70	0.43%	$2.20	Core Bond Index Class I	$1,000.00	$1,022.97	0.43%	$2.19
$1,000.00	$1,036.70	0.23%	$1.18	Core Bond Index Class II	$1,000.00	$1,023.98	0.23%	$1.17
$1,000.00	$714.10	0.46%	$1.98	500 Stock Index Class I	$1,000.00	$1,022.82	0.46%	$2.34
$1,000.00	$714.80	0.26%	$1.12	500 Stock Index Class II	$1,000.00	$1,023.83	0.26%	$1.32
$1,000.00	$706.80	0.44%	$1.89	Broad Market Index Class I	$1,000.00	$1,022.92	0.44%	$2.24
$1,000.00	$707.40	0.24%	$1.03	Broad Market Index Class II	$1,000.00	$1,023.93	0.24%	$1.22
$1,000.00	$665.50	0.50%	$2.09	Mid/Small Company Index Class I	$1,000.00	$1,022.62	0.50%	$2.54
$1,000.00	$666.40	0.30%	$1.26	Mid/Small Company Index Class II	$1,000.00	$1,023.63	0.30%	$1.53
$1,000.00	$649.20	0.63%	$2.61	Overseas Equity Index Class I	$1,000.00	$1,021.97	0.63%	$3.20
$1,000.00	$649.80	0.43%	$1.78	Overseas Equity Index Class II	$1,000.00	$1,022.97	0.43%	$2.19
$1,000.00	$896.80	0.88%	$4.20	Model Portfolio Savings Oriented**	$1,000.00	$1,020.71	0.88%	$4.47
$1,000.00	$853.20	0.90%	$4.19	Model Portfolio Conservative Growth**	$1,000.00	$1,020.61	0.90%	$4.57
$1,000.00	$790.80	0.94%	$4.23	Model Portfolio Traditional Growth**	$1,000.00	$1,020.41	0.94%	$4.77
$1,000.00	$745.40	1.01%	$4.43	Model Portfolio Long-Term Growth**	$1,000.00	$1,020.06	1.01%	$5.13
$1,000.00	$670.30	1.10%	$4.62	Model Portfolio All-Equity Growth**	$1,000.00	$1,019.61	1.10%	$5.58
$1,000.00	$880.70	0.81%	$3.83	Milestone Retirement Income**	$1,000.00	$1,021.06	0.81%	$4.12
$1,000.00	$854.70	0.88%	$4.10	Milestone 2010**	$1,000.00	$1,020.71	0.88%	$4.47
$1,000.00	$805.90	0.91%	$4.13	Milestone 2015**	$1,000.00	$1,020.56	0.91%	$4.62

ACTUAL					HYPOTHETICAL
Beginning Account Value 7/01/08	Ending Account Value 12/31/08	2008 Annualized Expense Ratio	Expenses Paid During Period*	Vantagepoint Funds	Beginning Account Value 7/01/08	Ending Account Value 12/31/08	2008 Annualized Expense Ratio	Expenses Paid During Period*
$1,000.00	$780.90	0.93%	$4.16	Milestone 2020**	$1,000.00	$1,020.46	0.93%	$4.72
$1,000.00	$755.30	0.95%	$4.19	Milestone 2025**	$1,000.00	$1,020.36	0.95%	$4.82
$1,000.00	$733.30	0.97%	$4.23	Milestone 2030**	$1,000.00	$1,020.26	0.97%	$4.93
$1,000.00	$712.90	0.99%	$4.26	Milestone 2035**	$1,000.00	$1,020.16	0.99%	$5.03
$1,000.00	$702.10	0.99%	$4.24	Milestone 2040**	$1,000.00	$1,020.16	0.99%	$5.03

*	Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half year divided by total number of days in fiscal year e.g. 184/366] (to reflect the one-half year period).

**	This fund invests in one or more other mutual funds. The annualized expense ratio includes this fund’s proportionate share of the expense ratio of such other mutual fund(s).

Vantagepoint Money Market Fund

The Vantagepoint Money Market Fund’s objective is to seek maximum current income, consistent with maintaining liquidity and a stable share price of $1.00. The principal investment strategy is to invest substantially all of its assets in the Short-Term Investments Trust Liquid Assets Portfolio, (the “Portfolio”), an unaffiliated registered money market mutual fund, which seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The Portfolio invests in high-quality, U.S. dollar-denominated short-term debt obligations and is advised by Invesco Aim Advisors, Inc. The Portfolio invests primarily in securities issued by the U.S. Government or its agencies, bankers’ acceptances, certificates of deposit and time deposits from U.S. or foreign banks, repurchase agreements, commercial paper, municipal securities, and master notes. The Portfolio may invest up to 50% of its assets in U.S. dollar denominated foreign securities and may invest in securities that may carry foreign credit exposure. The Fund’s portfolio has an average maturity of 90 days or less.

Performance

The Vantagepoint Money Market Fund’s total return for the fiscal year ended December 31, 2008 was 2.41%. The Fund’s market benchmark, the 30-Day U.S. Treasury Bill, returned 1.69%, while the Fund’s peer group benchmark, the MFR Prime Retail Average, returned 2.14%.

Commentary

Throughout 2008, the broad U.S. fixed income markets, including money market securities, largely reflected a continued reallocation from riskier investments to the safest possible investments, a trend that began in 2007 as investors became increasingly risk averse. Accordingly, government securities delivered strong positive returns stemming from investors shedding riskier assets in favor of U.S. Treasury securities, sending prices higher and pushing interest rates lower. So much so that at times in the fourth quarter of 2008, the yield on 30-day U.S. Treasury Bills approached 0%. In addition to the market’s response to credit concerns, the Federal Reserve was very active in attempting to stabilize credit markets and stimulate lending by lowering the Federal Funds target rate from 4.25% at the beginning of 2008 to less than 0.25% at the end of 2008. This aggressive stance on interest rates has kept short-term rates extremely low, and is reflected in the returns of money market funds throughout the year.

During September 2008, money market funds experienced a significant volume of redemptions, as clients sought a higher degree of safety in Treasury funds. The withdrawals were triggered by the failure of a money market fund registered with the U.S. Securities and Exchange Commission (the Reserve Primary Fund) to maintain a $1 net asset value due to its holdings of Lehman Brothers debt instruments. In an attempt to bring normalcy to the short-term fixed income marketplace, the U.S. Government took a number of unprecedented steps. On September 19, 2008, the U.S. Treasury announced the establishment of the U.S. Treasury Temporary Guarantee Program (the “Guarantee Program”) for money market funds. The Guarantee Program covers investors in a participating money market fund who were invested in the fund on September 19, 2008 and continue to hold at least one share of the fund until the date when a Guarantee Event occurs, i.e. the fund “breaks the buck.” Coverage is limited to the lower of the amount invested on September 19, 2008 or on the date the money market fund “breaks the buck.” The Portfolio is participating in the Guarantee Program. The Guarantee Program applies to the Vantagepoint Money Market Fund as a shareholder of record of the Portfolio on September 19, 2008. The Vantagepoint Money Market Fund is not participating directly in the program. As a result of its participation in the Guarantee Program, the Portfolio’s expenses have increased, causing the expense ratio of the Vantagepoint Money Market Fund to increase as disclosed in a Prospectus supplement dated December 30, 2008. The Guarantee Program will expire on April 30, 2009 unless extended by the U.S. Treasury. The Portfolio is participating in the Guarantee Program through April 30, 2009.

In addition to the Guarantee Program, three additional programs that seek to relieve liquidity pressure on money market funds have been established by the Federal Reserve. The Federal Reserve’s Asset-Backed Money Market Mutual Fund Liquidity Facility program, established on September 19, 2008, makes non-recourse loans to banks and other eligible borrowers, enabling them to buy asset-backed commercial paper from money market mutual funds. The Federal Reserve’s Commercial Paper Funding Facility, which began operating on October 27, 2008, funds purchases of commercial paper of three-month maturity from eligible issuers. The Federal Reserve’s Money Market Investor Funding Facility, which began operating on November 24, 2008, created five private-sector special-purpose vehicles that can effectively purchase up to

$540 billion in frozen assets from money market funds using Federal Reserve financing. These three programs will expire on October 30, 2009, unless they are extended by the Federal Reserve.

The Fund’s yield declined during the year in response to the Federal Reserve’s rate reductions. The Fund closed the year with a 7-day effective yield of 1.19% and a 7-day current yield of 1.18%, down from a 7-day effective yield of 4.31% and a 7-day current yield of 4.22%, respectively, at the end of 2007.

The Fund’s 0.72% excess return relative to its market benchmark in 2008 resulted from the Fund’s credit exposure and the unprecedented drop in the yield on the 30-Day U.S. Treasury Bill, the Fund’s benchmark. The Fund’s 0.27% excess return relative to the MFR Prime Retail Average was due primarily to the Fund’s below-average expense ratio relative to this peer group.

Vantagepoint Money Market Fund
Sector Allocation as of December 31, 2008*

*These are the reported holdings of the underlying portfolio of the
Short-Term Investments Trust Liquid Assets Portfolio as of December 31, 2008.
Other: Repurchase Agreements (Non-Govt) 1.1%, Time Deposits 0.9%, and Funding Agreements 0.5%.

Vantagepoint Money Market Fund vs. 30-Day U.S. Treasury Bill:
Growth of $10,000 Invested March 1, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Money Market Fund
Total Return for the periods ended December 31, 2008*

One Year	2.41%

Three Years	3.88%

Five Years	3.03%

Since Inception	3.12%

Fund Inception Date	March 1, 1999

*Past performance does not guarantee future results. Investment returns will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund seeks to maintain a stable net asset value of $1 per share, there is no guarantee that it will do so and it is still possible to lose money by investing in the Fund. All returns reflect reinvested dividends but do not include the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA Retirement Corporation (“ICMA-RC”), and member FINRA/SIPC. 800-669-7400.

The Fund’s market benchmark is the 30-Day U.S. Treasury Bill, an unmanaged benchmark that does not reflect the cost of portfolio management or trading. The Fund’s portfolio differs significantly from the market benchmark, which is a single security.

Vantagepoint Low Duration Bond Fund

The Vantagepoint Low Duration Bond Fund’s objective is to seek total return that is consistent with preservation of capital. The principal investment strategy is to invest, under normal circumstances, at least 80% of its net assets in bonds of varying maturities. The Fund also normally invests at least 65% of its total assets in debt securities with more than one year to maturity, and seeks to maintain a maximum portfolio effective duration of three years.

Performance

The Vantagepoint Low Duration Bond Fund returned negative 1.52% in 2008. The Fund’s market benchmark, the Merrill Lynch 1-3 Year Government/Corporate Index, returned positive 4.69% while the Fund’s peer group benchmark, the Morningstar Short-Term Bond Funds Average, a group of mutual funds with similar investment objectives, experienced a loss of 4.23%.

Commentary

Throughout 2008, the short-term sector of the bond market faced the same challenges as the broader bond market. The year was marked by extreme aversion to credit risk, which led most non-Treasury sectors to underperform Treasuries. While the Barclays Capital U.S. 1-3 Year Treasury Bond Index, an unmanaged index that consists of publicly issued U.S. Treasury securities that have a remaining maturity between 1 and 3 years, returned 6.67%, the Barclays Capital U.S. 1-3 Corporate Bond Index, an unmanaged index that consists of U.S. corporate bond securities that have a remaining maturity between 1 and 3 years, returned -1.40% and the Barclays Capital U.S. Asset-Backed Securities Index, an unmanaged index that consists of pass-through controlled-amoritization and bullet-structured securities, which have a minimum average life of one year backed by credit cards, automobiles, home equity loans, utility, and manufactured housing loans, returned -12.72%.

This environment had a negative impact on Fund performance. In 2008, the Fund underperformed its benchmark predominantly as a result of its relative overweight exposure to corporate bonds, especially in the Financial sector and asset-backed securities, and the resulting underweight exposure to U.S. Government obligations.

The Fund outperformed the average of its peer group benchmark as a result of its higher credit quality profile and its below-average expense ratio relative to this peer group.

Vantagepoint Investment Advisers, LLC (“VIA”) believes that the Fund’s subadvisers, Payden & Rygel and STW Fixed Income Management Ltd., have complementary approaches to short-term bond investing.

Subadviser Data

Payden & Rygel

Founded:	1983
Investment Style:	Low duration

STW Fixed Income Management Ltd.

Founded:	1977
Investment Style:	Low duration

Vantagepoint Low Duration Bond Fund
Sector Allocation as of December 31, 2008

The primary source of sector classification is BondEdge.
Modifications are made as deemed necessary by Vantagepoint Investment Advisers, LLC.

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Low Duration Bond Fund vs. Merrill Lynch 1-3 Year Government/Corporate Index:
Growth of $10,000 Invested December 4, 2000*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Low Duration Bond Fund

Total Return for the periods ended December 31, 2008*

One Year	-1.52%

Three Years	2.53%

Five Years	2.50%

Since Inception	3.18%

Fund Inception Date	December 4, 2000

*On November 8, 2004, the Fund underwent changes to its investment objective, strategies and investment subadvisers. On May 1, 2007, the Fund changed its name and principal investment strategy. Performance prior to 2004, should not be considered representative of the Fund as currently managed.

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends but do not include the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The Fund’s benchmark is the Merrill Lynch 1-3 Year Government/Corporate Index (“Merrill 1-3”). The Merrill 1-3 tracks the performance of U.S. dollar-denominated investment grade Government and corporate public debt securities issued in the U.S. domestic bond market with maturities between 1 and 3 years. The index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Inflation Protected Securities Fund

The Vantagepoint Inflation Protected Securities Fund’s objective is to offer current income. The principal investment strategy is to invest, under normal circumstances, at least 80% of its net assets in inflation adjusted U.S. and non-U.S. fixed income securities. The Fund will, under normal circumstances, invest at least 50% of its net assets in U.S. Treasury inflation protected securities.

Performance

The Vantagepoint Inflation Protected Securities Fund lost 0.40% in 2008. The Fund’s market benchmark is the Barclays Capital U.S. TIPS Index (formerly known as the Lehman Brothers U.S. TIPS Index).* The Barclays Capital U.S. TIPS Index lost 2.35%. The Fund’s peer group benchmark, the Morningstar Inflation Protected Bond Funds Average, a group of mutual funds with similar investment objectives, lost 4.08%.

Commentary

The negative return of the Fund’s benchmark, the Barclays Capital U.S. TIPS Index, was in sharp contrast to the strong positive returns on nominal (not inflation protected) Treasuries. U.S. Treasury inflation protected securities suffered along with non-government fixed income sectors, as investors fled to nominal U.S. Treasury securities. This poor performance reflected growing concern over deflation, in light of the congestion in credit markets, falling commodity prices, and weakening economic conditions both in the U.S. and abroad. These conditions are reflected in the fact that the break-even inflation rate (the difference between nominal and real yields) fell to all-time lows by year end.

The Fund outperformed its benchmark by 1.95% for 2008. The outperformance was primarily due to tactical duration and yield curve positions taken by the Fund’s two subadvisers during the fourth quarter.

Portfolio turnover was 149% due to the subadvisers’ active strategies. Turnover is likely to remain high because of the nature of the active strategies employed by the Fund's subadvisers.

For the year 2008, the Fund ranked in the 7th percentile of its peer group benchmark, outperforming the peer group average by 3.68%. The Fund has two subadvisers, Pacific Investment Management Company LLC (“PIMCO”) and BlackRock Financial Management, Inc. (“BlackRock”). In VIA’s view, PIMCO and BlackRock have complementary inflation-linked strategies.

*Prior to May 1, 2007, the Fund compared its performance to the Lehman Brothers Intermediate Government Bond Index, an unmanaged market value weighted index of U.S. Government fixed rate debt securities with maturities between one and 10 years. The Fund changed the index to which it compares its performance because the Lehman Brothers U.S. TIPS Index (now called the Barclays Capital U.S. TIPS Index) an index the reflects the market sectors in which the Fund invests following the change of the Fund’s investment strategy, which occurred on May 1, 2007.

Subadviser Data

BlackRock Financial Management, Inc.

Founded:	1988
Investment Style:	Broad-based inflation-linked

Pacific Investment Management Company LLC

Founded:	1971
Investment Style:	Broad-based inflation-linked

Vantagepoint Inflation Protected Securities Fund
Sector Allocation as of December 31, 2008

The primary source of sector classification is BondEdge.
Modifications are made as deemed necessary by Vantagepoint Investment Advisers, LLC.

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Inflation Protected Securities Fund vs. Barclays Capital U.S. TIPS Index and
Barclays Capital Intermediate Government Bond Index:
Growth of $10,000 Invested March 1, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Inflation Protected Securities Fund

Average Annual Total Return for the periods ended December 31, 2008*

One Year	-0.40%

Three Years	4.11%

Five Years	3.02%

Ten Years	4.16%

Fund Inception Date	July 1, 1992

Fund Registration Date	March 1, 1999

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund at that time and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The Barclays U.S. TIPS Index consists of all U.S. Treasury inflation protected securities rated investment grade or better, having at least one year to final maturity and at least $250 million par amount outstanding. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities held in the indexes.

On May 1, 2007, the Fund underwent changes to its name, principal investment strategies, and investment subadvisers. Performance prior to May 1, 2007, should not be considered representative of the performance of the Fund as currently managed.

Vantagepoint Asset Allocation Fund

The Vantagepoint Asset Allocation Fund’s objective is to offer long-term capital growth at a lower level of risk than an all-equity portfolio. The principal investment strategy is to tactically allocate assets among common stocks, U.S. Treasury securities and investment grade short-term debt instruments in proportions determined by the Fund’s subadviser based on relative expected returns and risk for each asset class. Under normal circumstances, the Fund invests 40% to 70% of its assets in common stocks; however, the Fund’s investments in common stocks may range from as little as 0% to as much as 100% of Fund assets. The Fund invests the rest of its assets in short-term debt instruments and U.S. Treasury obligations.

Performance

The Vantagepoint Asset Allocation Fund lost 36.71% for 2008. Returns of the Fund’s market benchmarks were negative 37.00% for the S&P 500 Index and positive 24.03% for the Barclays Capital U.S. Long-Term Treasury Bond Index (formerly known as the Lehman Brothers U.S. Long-Term Treasury Bond Index). The Fund lagged the negative 20.84% return of the Fund’s custom blended benchmark, which is composed of 65% S&P 500 Index, 25% Barclays Capital U.S. Long-Term Treasury Bond Index and 10% 91-Day U.S. Treasury Bills, which returned a positive 2.06%. The Fund’s peer group benchmark, the Morningstar Moderate Allocation Funds Average, a group of mutual funds with similar investment objectives, lost 28.00%.

Commentary

Equity markets experienced one of their worst years since the S&P 500 Index was established in 1926, as a widening financial crisis in the United States spread to affect most global equity markets. In the United States, the S&P 500 Index declined 37.00%, which has been surpassed only by a decline of 43.30% in 1931. Mid-cap and small-cap indexes were also down sharply, as all market capitalizations, all market sectors, and both growth and value investment styles were caught in the downdraft. The broad decline in equity valuations across the world reflected increasing investor skepticism and risk aversion resulting from a freezing of key credit markets that are critical in facilitating business transactions globally and fears of an expanding global recession. As the year ended, equity markets rallied and volatility measures fell from historic levels, due to massive government intervention, here and abroad, to seek to provide liquidity to the credit markets and to shore up the capital positions of key financial institutions. Despite the year end rally, equity markets continued to face elevated volatility and recessionary concerns as the year came to a close.

The Fund’s performance in 2008 reflects its high allocation to equities relative to the Fund’s custom benchmark over the entire year, which left the Fund highly sensitive to movements in the S&P 500 Index. The underperformance in 2008 compared to the Fund’s custom benchmark outweighed more favorable longer term measures of the Fund’s performance. The Fund began 2008 with an allocation of 90% stocks, 0% bonds, and 10% cash, but, following a decline in the stock market in early January, the Fund altered its asset mix to 100%. From November 5, 2008 to November 12, 2008, the Fund allocations changed to 90% stocks, 10% bonds, and 0% cash. The Fund returned to 100% equity exposure thereafter until the end of the year.

Subadviser Data

Mellon Capital Management Corporation

Founded:	1983
Investment Style:	Tactical asset allocation

Vantagepoint Asset Allocation Fund
Allocation of Assets for the 5 Years Ended December 31, 2008*

*The fund allocations changed to 90% stocks, 10% Bonds, 0% Cash from 11/5/08 to 11/12/08

Vantagepoint Asset Allocation Fund vs. S&P 500 Index, Barclays Capital U.S. Long-Term
Treasury Bond Index, 91-Day T-Bills, and Custom Benchmark:
Growth of $10,000 Invested March 1, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Asset Allocation Fund

Average Annual Total Return for the periods ended December 31, 2008*

One Year	-36.71%

Three Years	-8.08%

Five Years	-2.12%

Ten Years	-0.32%

Fund Inception Date	December 1, 1974

Fund Registration Date	March 1, 1999

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Fund’s market benchmarks, are the S&P 500 Index, which consists of 500 companies representing larger capitalization stocks traded in the U.S. and the Barclays U.S. Long-Term Treasury Bond Index (formerly the Lehman Brothers Long-Term Treasury Bond Index) which consists of all Treasury obligations with maturities of 10 years or greater, and the Fund’s custom blended benchmark is comprised of 65% S&P 500 Index, 25% Barclays Capital U.S. Long-Term Treasury Bond Index, and 10% 91-Day Treasury Bills. The indexes are unmanaged and do not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the indexes.

Vantagepoint Equity Income Fund

The Vantagepoint Equity Income Fund’s objective is to offer long-term capital growth with consistency derived from dividend yield. The principal investment strategy is to invest, under normal circumstances, at least 80% of its net assets in equity securities. The Fund seeks to invest primarily in the common stocks of companies that are expected to pay dividends at above-market levels. The Fund may invest across companies of all sizes but generally focuses on larger capitalization companies, which tend to have the most stable long-term earnings and dividend-paying records. The Fund may also invest in securities of foreign issuers, convertible securities, and investment grade and below investment grade bonds.

Performance

The Vantagepoint Equity Income Fund lost 39.19% in 2008. Its market benchmark, the Russell 1000 Value Index declined 36.85%, while the Fund’s peer group benchmark, the Morningstar Large Value Funds Average, a group of mutual funds with similar investment objectives, lost 37.09%.

Commentary

Equity markets experienced one of their worst years since the S&P 500 Index was established in 1926, as a widening financial crisis in the United States spread to affect most global equity markets. In the United States, the S&P 500 Index declined 37.00%, which has been surpassed only by a decline of 43.30% in 1931. Mid-cap and small-cap indexes were also down sharply, as all market capitalizations, all market sectors, and both growth and value investment styles were caught in the downdraft. The broad decline in equity valuations across the world reflected increasing investor skepticism and risk aversion resulting from a freezing of key credit markets that are critical in facilitating business transactions globally and fears of an expanding global recession. As the year ended, equity markets rallied and volatility measures fell from historic levels, due to massive government intervention, here and abroad, seeking to provide liquidity to the credit markets and to shore up the capital positions of key financial institutions. Despite the year end rally, equity markets continued to face elevated volatility and recessionary concerns as the year came to a close.

The Fund underperformed its market benchmark and peer group average for 2008. Strong relative performance from the Financials and Industrials sectors was slightly more than offset by weakness in the Energy, Information Technology, and Telecommunications Services sectors for the year. On an absolute return basis, all Fund sectors posted negative returns due to overall market and economic weakness.

  The Fund’s underweight allocation to the Financials sector was the most significant contributor to the Fund’s underperformance in comparison to its peers. Every Financials sub-sector posted a loss for the year.

  The Fund was approximately equal-weight to the market benchmark in the Industrials sector, but certain holdings contributed to a substantially higher return and relative outperformance in this sector.

  Fund holdings in several sectors underperformed relative to the benchmark during the year detracting from overall performance.

  The Fund’s holdings in the Energy sector were the largest contributor to the Fund’s underperformance relative to the market benchmark for the year. Stock returns were poor across all sector holdings and not isolated to any single sub-sector or stock.

  The substantial overweight to the Information Technology sector also contributed to relative underperformance. While the Fund’s stock returns in the sector were generally on par with those of the benchmark, a few large-weighted names in the Fund detracted from performance.

  The Wireless Telecommunications Services sector also generated weak relative performance due primarily to certain large holdings. The Fund maintained an underweight to this sector.

The Fund employs a multi-manager investment approach that uses three subadvisers, each with a distinct investing style, to manage different portions of its assets. The multi-manager approach seeks to provide favorable performance results with more consistency over time than a single manager fund.

Subadviser Data

Barrow, Hanley, Mewhinney & Strauss, Inc.

Founded:	1979
Investment Style:	Contrarian value

Southeastern Asset Management, Inc.

Founded:	1975
Investment Style:	Special situations

T. Rowe Price Associates, Inc.

Founded:	1937
Investment Style:	Relative yield value

Vantagepoint Equity Income Fund
Sector Allocation as of December 31, 2008

The primary source of sector allocation classification is FactSet.
Modifications are made as deemed necessary by Vantagepoint Investment Advisers, LLC.

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Equity Income Fund vs. Russell 1000 Value Index:
Growth of $10,000 Invested March 1, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Equity Income Fund
Average Annual Total Return for the periods ended December 31, 2008*

One Year	-39.19%

Three Years	-9.18%

Five Years	-1.88%

Ten Years	1.32%

Fund Inception Date	April 1, 1994

Fund Registration Date	March 1, 1999

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Fund’s market benchmark, the Russell 1000 Value Index, consists of a subset of the Russell 1000 Index that includes stocks with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Growth & Income Fund

The Vantagepoint Growth & Income Fund’s objective is to offer long-term capital growth and current income. The principal investment strategy is to invest primarily in common stocks that the Fund’s subadvisers believe offer the potential for capital appreciation and, secondarily, current income by investing in dividend-paying stocks. The Fund may also invest in bonds, convertible securities, and securities of foreign issuers.

Performance

The Vantagepoint Growth & Income Fund lost 38.16% in 2008. The S&P 500 Index, its market benchmark, declined 37.00%. The Fund’s peer group benchmark, the Morningstar Large Blend Funds Average, a group of mutual funds with similar investment objectives, lost 37.79%.

Commentary

Equity markets experienced one of their worst years since the S&P 500 Index was established in 1926, as a widening financial crisis in the United States spread to affect most global equity markets. In the United States, the S&P 500 Index declined 37.00%, which has been surpassed only by a decline of 43.30% in 1931. Mid-cap and small-cap indexes were also down sharply, as all market capitalizations, all market sectors, and both growth and value investment styles were caught in the downdraft. The broad decline in equity valuations across the world reflected increasing investor skepticism and risk aversion resulting from a freezing of key credit markets that are critical in facilitating business transactions globally and fears of an expanding global recession. As the year ended, equity markets rallied and volatility measures fell from historic levels, due to massive government intervention here and abroad, seeking to provide liquidity to the credit markets and to shore up the capital positions of key financial institutions. Despite the year end rally, equity markets continued to face elevated volatility and recessionary concerns as the year came to a close.

The Fund underperformed its market benchmark and its peer group average in 2008. Overall sector allocation was beneficial to relative performance, while certain holdings within sectors generally detracted. Absolute returns were negative in all sectors, reflecting the economic downturn.

•

The Financials sector was the weakest sector in the equity market in 2008 for the Fund. Stock holdings in both insurance and diversified financial services industries resulted in relative outperformance by the Fund.

•	The Health Care sector was one of the best performing equity market sectors in 2008. The Fund benefitted from an overweight exposure in this sector.

The Fund’s relative weakness primarily reflected performance in the Consumer Staples and Consumer Discretionary sectors.

•

Consumer Staples was the best performing equity market sector for the Fund in 2008. For the Fund, both stock holdings and an underweight position in the sector, particularly in household products, detracted from relative performance.

•	Stock holdings in the Consumer Discretionary sector hurt relative performance, primarily due to resort hotel and restaurant industry stocks, which were particularly hard-hit in the economic downturn.

•	Stock holdings in the Technology and Energy sectors were significant detractors from performance.

The Fund employs a multi-manager investment approach that uses three subadvisers, each with a distinct investing style, to manage different portions of its assets. The multi-manager approach seeks to provide favorable performance results with more consistency over time than a single manager fund.

Subadviser Data

Capital Guardian Trust Company

Founded:	1968
Investment Style:	Selected opportunities

T. Rowe Price Associates, Inc.

Founded:	1937
Investment Style:	Blue chip growth

Wellington Management Company, LLP

Founded:	1928
Investment Style:	Yield focused

Vantagepoint Growth & Income Fund
Sector Allocation as of December 31, 2008

The primary source of sector allocation classification is FactSet.
Modifications are made as deemed necessary by Vantagepoint Investment Advisers, LLC.

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Growth & Income Fund vs. S&P 500 Index:
Growth of $10,000 Invested March 1, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Growth & Income Fund
Average Annual Total Return for the periods ended December 31, 2008*

One Year	-38.16%

Three Years	-9.45%

Five Years	-3.04%

Ten Years	0.75%

Fund Inception Date	October 2, 1998

Fund Registration Date	March 1, 1999

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Fund’s market benchmark, the S&P 500 Index, consists of 500 companies representing larger capitalization stocks traded in the U.S. The index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Growth Fund

The Vantagepoint Growth Fund’s objective is to offer long-term capital growth. The principal investment strategy is to invest primarily in common stocks that are considered by the Fund’s subadvisers to have above-average potential for growth, with emphasis on stocks of seasoned medium- and large-capitalization firms. The Fund may also invest in bonds, convertible securities, small capitalization stocks, and securities of foreign issuers.

Performance

The Vantagepoint Growth Fund lost 42.89% in 2008. The Fund’s market benchmark, the Russell 1000 Growth Index, declined 38.44% for the year. The Fund’s peer group benchmark, the Morningstar Large Growth Funds Average, a group of mutual funds with similar investment objectives, lost 40.67%.

Commentary

Equity markets experienced one of their worst years since the S&P 500 Index was established in 1926, as a widening financial crisis in the United States spread to affect most global equity markets. In the United States, the S&P 500 Index declined 37.00%, which has been surpassed only by a decline of 43.30% in 1931. Mid-cap and small-cap indexes were also down sharply, as all market capitalizations, all market sectors, and both growth and value investment styles were caught in the downdraft. The broad decline in equity valuations across the world reflected increasing investor skepticism and risk aversion resulting from a freezing of key credit markets that are critical in facilitating business transactions globally and fears of an expanding global recession. As the year ended, equity markets rallied and volatility measures fell from historic levels, due to massive government intervention, here and abroad, seeking to provide liquidity to the credit markets and to shore up the capital positions of key financial institutions. Despite the year end rally, equity markets continued to face elevated volatility and recessionary concerns as the year came to a close.

The Fund underperformed both its market benchmark and its peer group category average in 2008. Financial, Material and Energy sector stocks adversely impacted performance, while Consumer Discretionary and Health Care stocks contributed to the Fund’s relative return.

•

The Fund benefitted from stock holdings in the Consumer Discretionary sector as concerns of a slowdown in consumer spending developed in 2008. Stock holdings in the Consumer Service and Specialty Retail industries benefitted performance the most. Avoiding the automotive industry also aided relative performance.

•

Stock holdings and an overweight stance in the Health Care sector helped the Fund’s performance in 2008 on an absolute basis. The Fund’s Biotechnology stocks posted a positive absolute return for the year, and the historically defensive Pharmaceutical industry performed better than the overall market.

Fund holdings in the Financials, Energy, and Materials sectors detracted from performance.

•

The Financial sector was the worst performing market sector in 2008 for the Fund as the impact of the financial crisis compounded throughout the year. All areas of the Financial sector were impacted, especially the Fund’s financial service, capital market, and insurance holdings.

•

After peaking at over $140, crude oil prices fell precipitously in the second half of the year as concerns of a global slowdown and reduced speculation drove down oil prices and future earnings expectations. This adversely impacted the Fund’s oil service and integrated oil stocks.

•	The Fund’s holdings in the Materials sector were impacted by the sharp decline in commodity prices. Stock holdings in the mining and fertilizer industries detracted the most from performance.

The Fund changed subadvisers during September 2008. Two subadvisers were removed from the Fund: Peregrine Capital Management, Inc. and Goldman Sachs Asset Management, L.P. Two new subadvisers were added to the Fund: Columbus Circle Investors and D.G. Capital Management Trust. In addition, the allocation to Westfield Capital Management Company, L.P. was increased.

Due to the buy and sell transactions necessary to complete the transition to the new subadvisers that occurred in September 2008, turnover associated with the Growth Fund was higher than has been typical. The elevated volatility of the stock market also resulted in slightly higher trading by Fund subadvisers in 2008. VIA expects turnover in the future to be more in line with historical levels.

The Fund employs a multi-manager investment approach that uses five subadvisers, each with a distinct investing style, to manage different portions of its assets. The multi-manager approach seeks to provide favorable performance results with more consistency over time than a single manager fund.

Subadviser Data
Columbus Circle Investors

Founded:	1975
Investment Style:	Large-cap growth

D.G. Capital Management Trust

Founded:	1996
Investment Style:	Opportunistic growth

Legg Mason Capital Management, Inc.

Founded:	1982
Investment Style:	Opportunistic growth

Tukman Grossman Capital Management, Inc.

Founded:	1980
Investment Style:	Contrarian growth

Westfield Capital Management Company, L.P.

Founded:	1989
Investment Style:	Thematic growth

Vantagepoint Growth Fund
Sector Allocation as of December 31, 2008

The primary source of sector allocation classification is FactSet.
Modifications are made as deemed necessary by Vantagepoint Investment Advisers, LLC.

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Growth Fund vs. Russell 1000 Growth Index:
Growth of $10,000 Invested March 1, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Growth Fund
Average Annual Total Return for the periods ended December 31, 2008*

One Year	-42.89%

Three Years	-11.58%

Five Years	-5.63%

Ten Years	-1.98%

Fund Inception Date	April 1, 1983

Fund Registration Date	March 1, 1999

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Fund’s market benchmark, the Russell 1000 Growth Index, consists of a subset of the Russell 1000 Index that includes stocks with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Select Value Fund

The Vantagepoint Select Value Fund’s objective is to offer long-term growth from dividend income and capital appreciation. The principal investment strategy is to invest, under normal circumstances, primarily in common stocks of mid-capitalization U.S. companies that the Fund’s subadvisers believe present attractive investment opportunities at favorable prices in relation to the intrinsic worth of the issuer. The Fund may also invest in REITs, preferred stock, stocks of foreign issuers, and convertible securities.

Performance

The Vantagepoint Select Value Fund lost 33.96% in 2008. The Fund’s market benchmark, the Russell Midcap Value Index, declined 38.44%, while the Fund’s peer group benchmark, the Morningstar Mid-Cap Value Funds Average, a group of mutual funds with similar investment objectives, lost 36.77%.

Commentary

Equity markets experienced one of their worst years since the S&P 500 Index was established in 1926, as a widening financial crisis in the United States spread to affect most global equity markets. In the United States, the S&P 500 Index declined 37.00%, which has been surpassed only by a decline of 43.30% in 1931. Mid-cap and small-cap indexes were also down sharply, as all market capitalizations, all market sectors, and both growth and value investment styles were caught in the downdraft. The broad decline in equity valuations across the world reflected increasing investor skepticism and risk aversion resulting from a freezing of key credit markets that are critical in facilitating business transactions globally and fears of an expanding global recession. As the year ended, equity markets rallied and volatility measures fell from historic levels, due to massive government intervention, here and abroad, seeking to provide liquidity to the credit markets and to shore up the capital positions of key financial institutions. Despite the year end rally, equity markets continued to face elevated volatility and recessionary concerns as the year came to a close.

For 2008, the Fund—in its first full calendar year of existence—outperformed its market benchmark and peer group category average. Outperformance for the period was primarily due to favorable relative stock returns. The majority of the outperformance was derived from the Consumer Discretionary and the Financials sectors, which more than offset weakness in the Industrials and the Health Care sectors. On an absolute return basis, all Fund sectors posted a negative return due to overall market and economic weakness.

  The Fund benefitted from favorable relative returns in the Consumer Discretionary sector. In particular, holdings in the hotels, restaurants & leisure industry and the multiline retail industry helped relative Fund returns the most. In addition, strong relative returns from selected larger stock positions helped boost performance.

  Strong performance in the Financials sector represented another leading contributor to the Fund’s relative outperformance. On an absolute basis, every Financials sub-sector posted a loss for the year, but many of the Fund’s large positions posted meaningfully better returns for 2008 compared with the performance of the overall sector and the benchmark. The Fund remained underweight in nearly every underlying industry in the Financials sector at year-end.

  Fund holdings in several sectors underperformed during the year relative to the benchmark, detracting from overall relative performance.

  The Fund’s Industrials sector holdings represented the largest relative performance detractor for the Fund, driven by lower stock returns across nearly all industries within the sector. The Fund was overweight in the sector at year-end.

  The Fund’s holdings in the Health Care sector were also detractors to the Fund’s relative performance. Stock returns were poor across many sectors.

The Fund changed a subadviser during 2008, replacing Goldman Sachs Asset Management, L.P. (“GSAM”) with Artisan Partners Limited Partnership. The decision was recommended by VIA due to changes in GSAM’s investment approach and in the portfolio management team, and was not performance related.

The subadviser transition, which occurred in September 2008, resulted in turnover that was higher than has been typical for this Fund. The elevated volatility of the stock market also resulted in slightly higher trading by Fund subadvisers. VIA expects turnover to be lower in the future.

The Fund employs a multi-manager investment approach that uses three subadvisers, each with a distinct investing style, to manage different portions of its assets. The multi-manager approach seeks to provide favorable performance results with more consistency over time than a single manager fund.

Subadviser Data

Artisan Partners Limited Partnership

Founded:	1995
Investment Style:	Contrarian value

Systematic Financial Management, L.P.

Founded:	1982
Investment Style:	Relative value

WEDGE Capital Management, L.L.P.

Founded:	1984
Investment Style:	Concentrated traditional value

Vantagepoint Select Value Fund
Sector Allocation as of December 31, 2008

The primary source of sector allocation classification is FactSet.
Modifications are made as deemed necessary by Vantagepoint Investment Advisers, LLC.

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Select Value Fund vs. Russell Midcap Value Index
Growth of $10,000 Invested October 30, 2007*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Select Value Fund
Average Annual Total Return for the periods ended December 31, 2008*

One Year	-33.96%

Since Inception	-33.25%

Fund Inception Date	October 30, 2007

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Fund’s market benchmark, the Russell Midcap Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. This index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Aggressive Opportunities Fund

The Vantagepoint Aggressive Opportunities Fund’s objective is to offer high long-term capital appreciation. The principal investment strategy is to invest, under normal circumstances, primarily in common stocks of small- to mid-capitalization U.S. and foreign companies that the Fund’s subadvisers believe offer the opportunity for high capital appreciation. The Fund’s investments may also include debt instruments, preferred stock, foreign stocks and bonds, convertible securities, and derivatives such as futures and options.

Performance

The Vantagepoint Aggressive Opportunities Fund lost 41.29% in 2008. The Fund’s market benchmark, the Russell Midcap Growth Index, declined 44.32%, while its peer group benchmark, the Morningstar Mid-Cap Growth Funds Average, a group of mutual funds with similar investment objectives, lost 43.77%.

Commentary

Equity markets experienced one of their worst years since the S&P 500 Index was established in 1926, as a widening financial crisis in the United States spread to affect most global equity markets. In the United States, the S&P 500 Index declined 37.00%, which has been surpassed only by a decline of 43.30% in 1931. Mid-cap and small-cap indexes were also down sharply, as all market capitalizations, all market sectors, and both growth and value investment styles were caught in the downdraft. The broad decline in equity valuations across the world reflected increasing investor skepticism and risk aversion resulting from a freezing of key credit markets that are critical in facilitating business transactions globally and fears of an expanding global recession. As the year ended, equity markets rallied and volatility measures fell from historic levels, due to massive government intervention, here and abroad, seeking to provide liquidity to the credit markets and to shore up the capital positions of key financial institutions. Despite the year end rally, equity markets continued to face elevated volatility and recessionary concerns as the year came to a close.

The Fund outperformed its market benchmark and peer group category average in 2008. The Fund’s underweight exposure to the Energy and the Utilities sectors aided relative performance. Holdings in the Airline industry, within the Industrial sector, provided positive results. The Financial sector was the largest relative detractor to performance. On an absolute basis, all Fund and benchmark sectors posted negative results.

  The Fund’s underweight exposure to Energy Services and Production companies aided relative results. After peaking at over $140, crude oil prices fell precipitously in the second half of the year as concerns of a global slowdown and reduced speculation drove down oil prices and forward earnings expectations. While performance was negative on an absolute basis, the Fund’s Energy holdings outperformed the index by over 4.50%.

  Traditionally, the Fund has not maintained a sizable exposure to the Utilities sector. While the sector maintains a relatively small weight in the benchmark, its dramatic underperformance produced positive relative performance for the Fund.

  The largest source of relative performance strength for the Fund was the Industrials sector. Increased exposure to both the air freight & logistics and the airline industries created positive absolute performance. In addition, underweight exposure to the Industrials sector overall produced positive performance results.

Fund holdings in the Financials sector generally detracted from performance.

  Financials sector results detracted from relative performance for the Fund, including holdings in the thrifts and mortgage finance industry. Financial insurance companies detracted, while property and casualty insurance company results benefitted relative performance.

The Fund employs a multi-manager investment approach that uses four subadvisers, each with a distinct investing style, to manage different portions of the Fund’s assets. The multi-manager approach seeks to provide favorable performance results with more consistency over time than a single manager fund.

Subadviser Data

Legg Mason Capital Management, Inc.

Founded:	1982
Investment Style:	Opportunistic growth

Southeastern Asset Management, Inc.

Founded:	1975
Investment Style:	Special situations

T. Rowe Price Associates, Inc.

Founded:	1937
Investment Style:	Emerging growth

TimesSquare Capital Management, LLC

Founded:	2004
Investment Style:	Growth opportunities

Vantagepoint Aggressive Opportunities Fund
Sector Allocation as of December 31, 2008

The primary source of sector allocation classification is FactSet.
Modifications are made as deemed necessary by Vantagepoint Investment Advisers, LLC.

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Aggressive Opportunities Fund vs. Russell Midcap Growth Index:
Growth of $10,000 Invested March 1, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Aggressive Opportunities Fund
Average Annual Total Return for the periods ended December 31, 2008*

One Year	-41.29%

Three Years	-11.11%

Five Years	-1.60%

Ten Years	0.15%

Fund Inception Date	October 1, 1994

Fund Registration Date	March 1, 1999

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Fund’s market benchmark, the Russell Midcap Growth Index, is a subset of the Russell Midcap Index that includes companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Discovery Fund

The Vantagepoint Discovery Fund’s objective is to offer long-term capital growth. The principal investment strategy is to invest, under normal circumstances, in a combination of U.S. common stocks of small capitalization companies, Russell 2000 Index futures contracts and fixed income securities.

Performance

The Vantagepoint Discovery Fund lost 38.51% in 2008. The Fund’s market benchmark, the Russell 2000 Index, declined 33.79%, while its peer group benchmark, the Morningstar Small Blend Funds Average, a group of mutual funds with similar investment objectives, lost 36.56%.

Commentary

Equity markets experienced one of their worst years since the S&P 500 Index was established in 1926, as a widening financial crisis in the United States spread to affect most global equity markets. In the United States, the S&P 500 Index declined 37.00%, which has been surpassed only by a decline of 43.30% in 1931. Mid-cap and small-cap indexes were also down sharply, as all market capitalizations, all market sectors, and both growth and value investment styles were caught in the downdraft. The broad decline in equity valuations across the world reflected increasing investor skepticism and risk aversion resulting from a freezing of key credit markets that are critical in facilitating business transactions globally and fears of an expanding global recession. As the year ended, equity markets rallied and volatility measures fell from historic levels, due to massive government intervention, here and abroad, seeking to provide liquidity to the credit markets and to shore up the capital positions of key financial institutions. Despite the year end rally, equity markets continued to face elevated volatility and recessionary concerns as the year came to a close.

The Fund underperformed its market benchmark and peer group category average in 2008. Financial, Material and Energy stocks adversely impacted performance, while Industrials and Consumer Discretionary stocks contributed to the Fund’s relative return. The enhanced index portion of the Fund, which combines the use of futures contracts and fixed income securities, aided performance.

  Industrial-related stocks added to positive relative performance. In particular, the Fund’s aerospace and defense holdings were impacted less by the economic downturn and outperformed the broader market.

  An underweight stance in the Consumer Discretionary sector aided the Fund’s relative performance.

  The fixed income portion of the portfolio underlying the future contracts benefitted from a longer duration stance. Increasing interest rates on non-government issued bonds throughout the year dampened performance.

Fund holdings in the Energy and Materials sectors detracted from performance.

  An overweight position in Energy and Material stocks hurt performance as commodity prices declined precipitously in the second half of 2008 primarily due to concerns of a global economic slowdown.

  An underweight position relative to the benchmark in the Financials sector detracted from performance as small-cap financial companies were able to weather the financial crisis better than their large-cap peers and finished the year as one of the best performing sectors in the benchmark.

The higher volatility associated with investing in small-cap stocks together with the heightened market volatility of 2008 resulted in unusually high turnover in the Discovery Fund for the year. Turnover for the Discovery Fund may exceed 100%, especially during periods of heightened market volatility.

The Fund employs a multi-manager investment approach that uses two subadvisers, each with a distinct investing style, to manage different portions of the Fund’s assets. The multi-manager approach seeks to provide favorable performance results with more consistency over time than a single manager fund.

Subadviser Data

Payden & Rygel

Founded:	1983
Investment Style:	Enhanced index

Wellington Management Company, LLP

Founded:	1928
Investment Style:	Diversified small-cap blend

Vantagepoint Discovery Fund Asset Class Allocation
as of December 31, 2008*

*Portfolio exposures represent the market value of physical securities and the measurement of exposure to asset classes through the derivative instruments held by the Fund as a percent of the Fund’s net assets. For the purpose of displaying this allocation information, exposure through derivatives is measured based on the value of the underlying assets, rate or index represented by the derivative. This measurement is different from the valuation used for the purposes of calculating the Fund’s net asset value. This measurement method is intended to reflect the “economic exposure” of the derivative - effectively, the market exposure - to the Fund. This results in a total percentage in the chart that exceeds 100%.

Vantagepoint Discovery Fund
Fixed Income Sector Allocation as of December 31, 2008

The Fixed Income Sector Allocation reflected in this chart was calculated using the actual fixed income securities held by the Fund. This chart represents the portion of the Fund classified as Bonds in the Asset Class Allocation Chart. The primary source of sector allocation classification is BondEdge.
Modifications are made as deemed necessary by Vantagepoint Investment Advisers, LLC.
Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Discovery Fund
Equity Sector Allocation as of December 31, 2008

The Equity Sector Allocation reflected in this chart was calculated using the actual equity securities held by the Fund and blending them with the sectors represented in the Russell 2000
Index futures held by this Fund. This chart represents the portion of the Fund classified as Stocks in the Asset Class Allocation Chart. The primary source of sector allocation classification is FactSet.
Modifications are made as deemed necessary by Vantagepoint Investment Advisers, LLC.
Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Discovery Fund vs. Russell 2000 Index:
Growth of $10,000 Invested October 30, 2007*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Discovery Fund
Average Annual Total Return for the periods ended December 31, 2008*

One Year	-38.51%

Since Inception	-37.54%

Fund Inception Date	October 30, 2007

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Fund’s market benchmark, the Russell 2000 Index, measures the performance of the small-cap segment of the U.S. equity universe. This index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint International Fund

The Vantagepoint International Fund’s objective is to offer long-term capital growth and diversification by country. The principal investment strategy is to invest primarily in the common stocks of companies headquartered outside of the United States. The Fund will invest, under normal circumstances, at least 80% of its assets in foreign equity securities. The Fund may also invest a portion of its assets in U.S. or foreign bonds, U.S. stocks, convertible securities, and derivatives, including futures, options and forward currency contracts.

Performance

The Vantagepoint International Fund lost 42.03% in 2008. The Fund’s market benchmark, the Morgan Stanley Capital International Europe Australasia and Far East (MSCI EAFE) Index, declined 43.06%. The Fund’s peer group benchmark, the Morningstar Foreign Large Blend Funds Average, a group of mutual funds with similar investment objectives, lost 43.99%.

Commentary

Equity markets experienced one of their worst years since the S&P 500 Index was established in 1926, as a widening financial crisis in the United States spread to affect most global equity markets. In the United States, the S&P 500 Index declined 37.00%, which has been surpassed only by a decline of 43.30% in 1931. Mid-cap and small-cap indexes were also down sharply, as all market capitalizations, all market sectors, and both growth and value investment styles were caught in the downdraft. A sharp strengthening of the U.S. dollar in the second half of the year amplified the market declines abroad for U.S. investors, resulting in a 43.06% drop in the MSCI EAFE Index. The broad decline in equity valuations across the world reflected increasing investor skepticism and risk aversion resulting from a freezing of key credit markets that are critical in facilitating business transactions globally and fears of an expanding global recession. As the year ended, equity markets rallied and volatility measures fell from historic levels, due to massive government intervention, here and abroad, seeking to provide liquidity to the credit markets and to shore up the capital positions of key financial institutions. Despite the year end rally, equity markets continued to face elevated volatility and recessionary concerns as the year came to a close.

Non-U.S. stocks, as measured by the MSCI EAFE Index, produced negative returns for the first full calendar year since 2002. For the first time since 2001, the MSCI EAFE Index underperformed U.S. stocks as measured by the S&P 500 Index. Emerging market stocks underperformed developed market equities for the first time since calendar year 2000. Segments of the non-U.S. markets were not dissimilar to the U.S. markets, as Growth stocks outperformed value stocks for the second consecutive year after seven consecutive years of value outperformance. International large-cap stocks outperformed small-capitalization stocks, continuing the outperformance that began in 2006.

The Vantagepoint International Fund outperformed its peer group average and market benchmark in 2008. One source of outperformance was Europe, the only geographic region to produce positive relative performance results for the Fund. Emerging market stock holdings also aided performance. Appreciation of the U.S. dollar detracted from absolute performance but contributed positive relative results by about 2.40%.

Market declines were realized in every sector for both the Fund and the benchmark. The Financials sector had the worst absolute performance. Consequently, the Fund’s underweight exposure to Financials produced positive allocation benefits. Relative to its benchmark, the Fund’s Financials sector exposure was the largest contributor to relative performance, and the Energy sector exposure was the largest detractor.

The Fund employs a multi-manager investment approach that uses four subadvisers, each with a distinct investing style, to manage different portions of the Fund’s assets. The multi-manager approach seeks to provide favorable performance results with more consistency over time than a single manager fund.

Subadviser Data

Artisan Partners Limited Partnership

Founded:	1995
Investment Style:	International growth opportunities

Capital Guardian Trust Company

Founded:	1968
Investment Style:	International core equity

GlobeFlex Capital, LP

Founded:	1994
Investment Style:	International diversified all-cap

Walter Scott & Partners Limited

Founded:	1983
Investment Style:	International concentrated growth

Vantagepoint International Fund
Country Allocation as of December 31, 2008

The primary source of country classification is FactSet.
Modifications are made as deemed necessary by Vantagepoint Investment Advisers, LLC.

Due to rounding, pie chart allocations may not equal 100%.

* Other represents countries with under a 1.5% individual weighting.

Vantagepoint International Fund vs. MSCI EAFE Index:
Growth of $10,000 Invested March 1, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint International Fund
Average Annual Total Return for the periods ended December 31, 2008*

One Year	-42.03%

Three Years	-7.56%

Five Years	1.24%

Ten Years	1.02%

Fund Inception Date	October 1, 1994

Fund Registration Date	March 1, 1999

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Fund’s market benchmark, the MSCI EAFE Index, is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Diversified Assets Fund

The Vantagepoint Diversified Assets Fund’s objective is to offer long-term capital growth. The Fund uses several principal investment strategies to seek to achieve its objective. The Fund allocates a portion of its assets to investments in derivative instruments that give it investment exposure to the global equity, bond and currency markets. Another portion of the Fund’s portfolio invests in short and intermediate maturity U.S. and foreign fixed income securities. The Fund also invests a portion of its assets in high quality, short-term fixed income securities.

Performance

The Vantagepoint Diversified Assets Fund lost 6.73% during 2008. The Fund’s market benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly known as the Lehman Brothers Intermediate Aggregate Bond Index), had a positive return 4.86%. The Fund’s custom benchmark is an equal-weighted blend of the S&P 500 Index, which dropped 37.00%, and the Barclays Capital U.S. Intermediate Aggregate Bond Index. The custom benchmark fell 18.08%.

Commentary

During the year, the Fund encountered a market environment marked by historic events: the failure of major financial institutions, unprecedented government intervention, and record volatility. The Fund was defensively positioned with a net long exposure to bonds; however, it trailed its stated benchmark due to its multi-asset class nature with exposure to equities and currency in an environment where investors strongly preferred the safety of fixed income securities, as represented by the stated benchmark. Additionally, the Fund’s bond strategies had a shorter duration than the stated benchmark which detracted during the year as longer duration securities outperformed their shorter duration counterparts.

Although down for the year, Fund performance compared favorably to both its custom benchmark and broad equity markets, which experienced their largest loss in more than 70 years. Both of the Fund’s bond strategies delivered positive returns, benefitting from conservative positioning, while the global tactical asset allocation portfolios, made up of long and short exposure to individual country equity, bond, and currency markets, declined due to their net long equity exposure.

Fund performance was consistent with VIA’s expectations as market volatility set new records due to credit and economic conditions. It performed better than a balanced portfolio of domestic stocks and bonds, its volatility was bond-like, and its correlation to traditional equity and fixed income markets remained consistently low.

The Fund employs a multi-manager investment approach that uses four subadvisers, each with a distinct investing style, to manage different portions of the Fund's assets. The multi-manager approach seeks to provide favorable performance results with more consistency over time than a single manager fund.

Subadviser Data

Analytic Investors, LLC

Founded:	1970
Investment Style:	Global tactical asset allocation

Drake Capital Management LLC

Founded:	2001
Investment Style:	Global fixed income

Mellon Capital Management Corporation

Founded:	1983
Investment Style:	Global tactical asset allocation

Payden & Rygel

Founded:	1983
Investment Style:	Short-duration fixed income

Vantagepoint Diversified Assets Fund Asset Class Allocation as
of December 31, 2008*

*Portfolio exposures represent the market value of physical securities and the measurement of exposure to asset classes through the derivative instruments held by the Fund as a percent of the Fund’s net assets. For the purpose of displaying this allocation information, exposure through derivatives is measured based on the value of the underlying assets, rate or index represented by the derivative. This measurement is different from the valuation used for the purposes of calculating the Fund’s net asset value. This measurement method is intended to reflect the “economic exposure” of the derivative - effectively, the market exposure - to the Fund. This results in a total percentage reflected in the chart that exceeds 100%.

In its use of derivative instruments, the Fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies) and short positions (the values of which move in the opposite direction as the prices of the underlying investments, pools of investments, indexes or currencies). These long and short positions are reflected in the chart above.

Vantagepoint Diversified Assets Fund vs. Barclays Capital U.S. Intermediate Aggregate Index,
and Custom Benchmark: Growth of $10,000 Invested October 30, 2007*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Diversified Assets Fund Average Annual Total Return for the periods ended December 31, 2008*

One Year	-6.73%

Since Inception	-5.81%

Fund Inception Date	October 30, 2007

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The Fund’s market benchmark, the Barclays Capital U.S. Intermediate Aggregate Index, is comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to ten years. The Fund’s custom benchmark is an equal-blend of the Barclays Capital U.S. Intermediate Aggregate Index and the S&P 500 Index, which consists of 500 companies representing larger capitalization stocks traded in the U.S. The indexes are unmanaged and do not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the indexes.

Vantagepoint Index Funds

The Vantagepoint Index Funds follow an indexed or “passively managed” approach to investing. The Funds invest in securities that are selected to approximate the investment characteristics and performance of their respective benchmarks. To minimize transaction costs, the Index Funds, with the exception of the Vantagepoint 500 Stock Index Fund, use sampling techniques to approximate their benchmarks’ characteristics using fewer securities than are contained in the benchmark. The Vantagepoint 500 Stock Index Fund seeks to invest, under normal circumstances, at least 90% of its net assets in a portfolio that consists of stocks in the S&P 500 Index, weighted to seek to replicate the investment characteristics and performance of the index.

•

The Vantagepoint Core Bond Index Fund’s objective is to offer current income by approximating the performance of the Barclays Capital U.S. Aggregate Bond Index, formerly known as the Lehman Brothers Aggregate Bond Index.

	•	The Vantagepoint 500 Stock Index Fund’s objective is to offer long-term capital growth by approximating the performance of the S&P 500 Index.

	•	The Vantagepoint Broad Market Index Fund’s objective is to offer long-term capital growth by approximating the performance of the Dow Jones Wilshire 5000 Composite Index.

	•	The Vantagepoint Mid/Small Company Index Fund’s objective is to offer long-term capital growth by approximating the performance of the Dow Jones Wilshire 4500 Completion Index
.
•

The Vantagepoint Overseas Equity Index Fund’s objective is to offer long-term capital growth and diversification by approximating the performance of the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Free Index.

Performance & Commentary

The major U.S. stock indexes declined sharply in 2008 marking it as one of the worst years for the stock market in nearly a century. The declines were severe and generally uniform across investment styles and market capitalizations. Over the past 10 years, stocks as a broad group were down, and their performance trailed that of government bonds. While the S&P 500 Index, the market’s proxy, declined 37.00% in 2008, small capitalization stocks did relatively better with a return of negative 33.79% as represented by the Russell 2000 Index.

The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. fixed income markets, returned a positive 5.24% in 2008. The performance of the following fixed income sectors within the broad index reflected a continued reallocation to higher credit quality securities that began in 2007 as investors became increasingly risk averse. U.S. Government securities delivered strong positive returns as the flight to high quality investments boosted prices of U.S. Treasury securities, sending interest rates lower. The Barclays Capital U.S. Treasury Index, an unmanaged index that consists of publicly issued U.S. Treasury securities, returned a positive 13.74% for 2008. In contrast, most non-government sectors registered negative returns for the year. The Barclays Capital U.S. Corporate Investment Grade Index, an unmanaged index that consists of publicly issued U.S. corporate investment grade securities, lost 4.94%. Certain asset-backed sectors also struggled as the Barclays Capital U.S. Asset-Backed Securities Index, an unmanaged index that consists of pass-through, controlled amoritization and bullet-structured securities, which have a minimum average life of one year backed by credit cards, automobiles, home equity loans, utility, and manufactured housing loans, fell 12.72% and the Barclays Capital U.S. Commercial Mortgage-Backed Securities Index, an unmanaged index that consists of U.S. commercial mortgage-backed pass-through securities, declined 20.52%, while the Barclays Capital U.S. Mortgage-Backed Securities Index, an unmanaged index that measures the performance of the U.S. agency mortgage pass-through securities issued by one of the following U.S. government sponsored enterprises: Government National Mortgage Association (“GNMA”); Federal National Mortgage Association (“FNMA”); and Federal Home Loan Mortgage Corporation (“FHLMC”), advanced 8.34%.

The Vantagepoint Core Bond Index Fund returned a positive 4.63% (Class I shares) and a positive 4.82% (Class II shares). The Fund’s market benchmark, the Barclays Capital U.S. Aggregate Bond Index, gained 5.24%.

The Vantagepoint 500 Stock Index Fund lost 37.31% (Class I shares) and lost 37.15% (Class II shares). The Fund’s market benchmark is the S&P 500 Index, which lost 37.00%. The Vantagepoint Broad Market Index Fund declined 37.06% (Class I shares) and lost 36.97% (Class II shares). The Fund’s market benchmark is the Dow Jones Wilshire 5000 Composite Index, which lost 37.23%. The Vantagepoint Mid/Small Company Index Fund lost 38.57% (Class I shares) and lost 38.44% (Class II shares). The Fund’s market benchmark is the Dow Jones Wilshire 4500 Completion Index, which measures the performance of small- and mid-sized companies and lost 39.02%.

Major international stock indexes experienced negative returns in 2008. The Vantagepoint Overseas Equity Index Fund lost 42.05% (Class I shares) and lost 41.90% (Class II shares). The Fund’s market benchmark, the MSCI EAFE Free Index, which comprises larger stocks in developed markets exclusively in the U.S. and Canada, lost 43.06% in U.S. dollar terms.

As of December 31, each Index Fund was managed by Mellon Capital Management Corporation.

Subadviser Data

Mellon Capital Management Corporation

Founded:	1983
Investment Style:	Index portfolio

Vantagepoint Core Bond Index Fund
Sector Allocation as of December 31, 2008

The primary source of sector classification is BondEdge.
Modifications are made as deemed necessary by Vantagepoint Investment Advisers, LLC.

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Core Bond Index Fund Class I vs. Barclays Capital U.S. Aggregate Bond Index:
Growth of $10,000 Invested March 1, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Core Bond Index Fund Class II vs. Barclays Capital U.S. Aggregate Bond Index:
Growth of $10,000 Invested April 5, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Core Bond Index Fund Average Annual Total Return for the periods ended December 31, 2008*

	Class I Shares	Class II Shares

One Year	4.63%	4.82%
Three Years	4.98%	5.20%
Five Years	4.19%	4.39%
Ten Years	5.06%	—
Since Inception	—	5.58%

Fund Inception Date	June 2, 1997	April 5, 1999
Offering Date	March 1, 1999	April 5, 1999

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, consists of investment-grade U.S. fixed income securities. The index is unmanaged and does not reflect the costs of portfolio management or trading.

Vantagepoint 500 Stock Index Fund
Sector Allocation as of December 31, 2008

The primary source of sector allocation classification is FactSet.
Modifications are made as deemed necessary by Vantagepoint Investment Advisers, LLC.
Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint 500 Stock Index Fund Class I vs. S&P 500 Index:
Growth of $10,000 Invested March 1, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint 500 Stock Index Fund Class II vs. S&P 500 Index:
Growth of $10,000 Invested April 5, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint 500 Stock Index Fund Average Annual Total Return for the periods ended December 31, 2008*

	Class I Shares	Class II Shares

One Year	-37.31%	-37.15%
Three Years	-8.77%	-8.56%
Five Years	-2.61%	-2.43%
Ten Years	-1.83%	—
Since Inception	—	-2.21%

Fund Inception Date	June 2, 1997	April 5, 1999
Offering Date	March 1, 1999	April 5, 1999

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Fund’s benchmark, the S&P 500 Index, consists of 500 companies representing larger capitalization stocks traded in the U.S. The index is unmanaged and does not reflect the costs of portfolio management or trading.

Vantagepoint Broad Market Index Fund
Sector Allocation as of December 31, 2008

The primary source of sector allocation classification is FactSet.
Modifications are made as deemed necessary by Vantagepoint Investment Advisers, LLC.

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Broad Market Index Fund Class I vs. Dow Jones Wilshire 5000 Composite Index:
Growth of $10,000 Invested March 1, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Broad Market Index Fund Class II vs. Dow Jones Wilshire 5000 Composite Index:
Growth of $10,000 Invested April 5, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Broad Market Index Fund Average Annual Total Return for the periods ended December 31, 2008*

	Class I Shares	Class II Shares

One Year	-37.06%	-36.97%
Three Years	-8.57%	-8.41%
Five Years	-1.95%	-1.76%
Ten Years	-1.01%	—
Since Inception	—	-1.23%

Fund Inception Date	October 1, 1994	April 5, 1999
Offering Date	March 1, 1999	April 5, 1999

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Dow Jones Wilshire 5000 Composite Index consists of all common equity securities of companies domiciled in the U.S. for which daily pricing is available. This index is calculated using two different weighting methodologies: full market capitalization (full-cap) and float-adjusted market capitalization (float-adjusted). The full-cap methodology weights each of the constituents according to its total, or full, market capitalization. The float-adjusted methodology adjusts an individual stock’s market capitalization to account for shares that may be restricted or otherwise unavailable for purchase and first became available in 2004. The growth of $10,000 invested in the Dow Jones Wilshire 5000 Composite Index as shown in the chart has been calculated using the performance of the full-cap methodology from fund registration in 1999 to September 2004 and using the float-adjusted methodology after September 2004. Since the float-adjusted methodology became available in 2004, it has been considered a more appropriate comparison of fund performance. Had the growth of $10,000 in the Dow Jones Wilshire 5000 Composite Index been calculated solely using the full-cap methodology for the entire period, it would have been $9,824 and $9,459 for Class I and Class II, respectively.

Vantagepoint Mid/Small Company Index Fund
Sector Allocation as of December 31, 2008

The primary source of sector allocation classification is FactSet.
Modifications are made as deemed necessary by Vantagepoint Investment Advisers, LLC.

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Mid/Small Company Index Fund Class I vs. Dow Jones Wilshire 4500
Completion Index: Growth of $10,000 Invested March 1, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Mid/Small Company Index Fund Class II vs. Dow Jones Wilshire 4500
Completion Index: Growth of $10,000 Invested April 5, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Mid/Small Company Index Fund Average Annual Total Return for the periods ended December 31, 2008*

	Class I Shares	Class II Shares

One Year	-38.57%	-38.44%
Three Years	-9.49%	-9.29%
Five Years	-0.85%	-0.67%
Ten Years	1.26%	—
Since Inception	—	1.68%

Fund Inception Date	June 2, 1997	April 5, 1999
Offering Date	March 1, 1999	April 5, 1999

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Dow Jones Wilshire 4500 Completion Index consists of all common equity securities of companies domiciled in the U.S. for which daily pricing is available less the 500 stocks in the S&P 500 Index. This index is calculated using two different weighting methodologies: full market capitalization (full-cap) and float-adjusted market capitalization (float-adjusted). The full-cap methodology weights each of the constituents according to its total, or full, market capitalization. The float-adjusted methodology adjusts an individual stock’s market capitalization to account for shares that may be restricted or otherwise unavailable for purchase and first became available in 2004. The growth of $10,000 invested in the Dow Jones Wilshire 4500 Completion Index as shown in the chart has been calculated using the performance of the full-cap methodology from fund registration in 1999 to September 2004 and using the float-adjusted methodology after September 2004. Since the float-adjusted methodology became available in 2004, it has been considered a more appropriate comparison of fund performance. The growth of $10,000 in the Dow Jones Wilshire 4500 Completion Index can no longer be calculated solely using the full-cap methodology because the full-cap version of the index is no longer available.

Vantagepoint Overseas Equity Index Fund
Country Allocation as of December 31, 2008

The primary source of country classification is FactSet.
Modifications are made as deemed necessary by Vantagepoint Investment Advisers, LLC.

Due to rounding, pie chart allocations may not equal 100%.

* Other represents countries with under a 2% individual weighting.

Vantagepoint Overseas Equity Index Fund Class I vs. MSCI EAFE Free Index:
Growth of $10,000 Invested March 1, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Overseas Equity Index Fund Class II vs. MSCI EAFE Free Index:
Growth of $10,000 Invested April 5, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Overseas Equity Index Fund Average Annual Total Return for the periods ended December 31, 2008*

	Class I Shares	Class II Shares

One Year	-42.05%	-41.90%
Three Years	-7.16%	-6.97%
Five Years	1.53%	1.78%
Ten Years	0.36%	—
Since Inception	—	0.43%

Fund Inception Date	June 2, 1997	April 5, 1999
Offering Date	March 1, 1999	April 5, 1999

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Fund’s benchmark, the MSCI EAFE Free Index, is a free float adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is unmanaged and does not reflect the costs of portfolio management or trading.

Vantagepoint Model Portfolio Savings Oriented Fund

The Vantagepoint Model Portfolio Savings Oriented Fund’s objective is to offer capital preservation, reasonable current income and some capital growth while seeking to limit risk. The principal investment strategy is to seek to invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 65% fixed income investments, 25% equity investments, and 10% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (“ multi-strategy Funds”) by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

Fixed Income

Vantagepoint Low Duration Bond Fund	38%-48%
Vantagepoint Core Bond Index Fund (Class I)	8%-18%
Vantagepoint Inflation Protected Securities Fund	4%-14%

Equity

Vantagepoint Equity Income Fund	5%-15%
Vantagepoint Growth & Income Fund	5%-15%
Vantagepoint International Fund	0%-10%

Multi-Strategy

Vantagepoint Diversified Assets Fund	0%-10%

Performance

The Vantagepoint Model Portfolio Savings Oriented Fund lost 11.67% in 2008. The Fund’ s market benchmarks are the S&P 500 Index and the Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly known as the Lehman Brothers Intermediate Aggregate Bond Index).* The S&P 500 Index declined 37.00% and the Barclays Capital U.S. Intermediate Aggregate Bond Index rose 4.86%. The Fund’ s custom benchmark fell 7.15%. The Fund’ s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocation to those asset classes for the Fund. The Fund underperformed its custom benchmark, and outperformed its peer group benchmark, the Morningstar Conservative Allocation Funds Average, which declined 18.61%.

Commentary

The underlying funds of the Model Portfolio Savings Oriented Fund earned mixed returns in 2008. Bonds outperformed equities during the year as investors sought security in high quality fixed income investments. The Core Bond Index Fund (Class I) rose 4.63% while the Low Duration Bond Fund lost 1.52% and the Inflation Protected Securities Fund lost 0.40%. The Fund’ s allocation to alternative strategies realized a decline, with the Diversified Assets Fund down 6.73%, but helped to offset the volatility of the equity exposure in the portfolio. Equity markets realized their largest loss in more than 70 years and returns were negative across geographic, style, and size segments. Please refer to each underlying fund’ s commentary within this report for more information.

The Savings Oriented Fund outperformed its peer group average due to the conservative nature of its fixed income allocation. The fixed income exposure in the Fund generally had a higher average credit quality than the peer group average.

The conservative positioning of the Fund continues to seek to provide investors with a balanced and diversified approach to offering capital preservation and reasonable current income while offering some opportunity for capital growth.

*Prior to October 30, 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index, an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index (now called the Barclays Capital U.S. Intermediate Aggregate Bond Index) better represents the average duration of the Fund’ s fixed income exposure.

Vantagepoint Model Portfolio Savings Oriented Fund
Underlying Fund Allocation as of December 31, 2008

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Model Portfolio Savings Oriented Fund vs. S&P 500 Index, Barclays Capital U.S. Intermediate Aggregate Bond Index, Barclays Capital U.S. Aggregate Bond Index, and Custom Benchmark: Growth of $10,000 Invested December 4, 2000*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Model Portfolio Savings Oriented Fund
Average Annual Total Return for the periods ended December 31, 2008*

One Year	-11.67%

Three Years	0.08%

Five Years	1.79%

Ten Years	3.12%

Fund Inception Date	February 9, 1995

Fund Registration Date	December 4, 2000

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to December 4, 2000 is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’ s adviser. This past performance was adjusted at the time of the Fund’ s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’ s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly the Lehman Brothers Intermediate Aggregate Bond Index) is an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’ s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Model Portfolio Conservative Growth Fund

The Vantagepoint Model Portfolio Conservative Growth Fund’ s objective is to offer reasonable current income and capital preservation, with modest potential for capital growth. The principal investment strategy is to seek to invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 50% fixed income investments, 40% equity investments, and 10% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (“ multi-strategy Funds” ) by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

Fixed Income

Vantagepoint Low Duration Bond Fund	18%-28%
Vantagepoint Core Bond Index Fund (Class I)	16%-26%
Vantagepoint Inflation Protected Securities Fund	2%-12%

Equity

Vantagepoint Equity Income Fund	6%-16%
Vantagepoint Growth & Income Fund	4%-14%
Vantagepoint Growth Fund	1%-11%
Vantagepoint Select Value Fund	0%-10%
Vantagepoint Aggressive Opportunities Fund	0%-10%
Vantagepoint International Fund	3%-13%

Multi-Strategy

Vantagepoint Diversified Assets Fund	0%-10%

Performance

The Vantagepoint Model Portfolio Conservative Growth Fund lost 17.56% in 2008. The Fund’ s market benchmarks are the S&P 500 Index and the Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly known as the Lehman Brothers Intermediate Aggregate Bond Index).* The S&P 500 Index declined 37.00% and the Barclays Capital U.S. Intermediate Aggregate Bond Index rose 4.86%. The Fund’ s custom benchmark fell 13.83%. The Fund’ s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocations to those asset classes for the Fund. The Fund underperformed its custom market benchmark, but it outperformed its peer group benchmark, the Morningstar Conservative Allocation Funds Average, which declined 18.61%.

Commentary

The underlying funds of the Fund earned mixed returns in 2008. Bonds outperformed equities during the year as investors sought security in high quality fixed income investments. The Core Bond Index Fund (Class I) rose 4.63% while the Low Duration Bond Fund lost 1.52% and the Inflation Protected Securities Fund lost 0.40%. The Fund’ s allocation to alternative strategies realized a decline, with the Diversified Assets Fund down 6.73%, but helped to offset the volatility of the equity exposure in the portfolio. Equity markets realized their largest loss in more than 70 years, and returns were negative across geographic, style, and capitalization segments. Please refer to each underlying fund’ s commentary within this report for more information.

The Conservative Growth Fund outperformed its peer group average due to the conservative nature of its fixed income allocation. The fixed income exposure in the Fund generally had a higher average credit quality than the peer group average.

The conservative positioning of the Fund continues to seek to provide investors with a balanced and diversified approach to offering reasonable current income and capital preservation while offering modest potential for capital growth.

*Prior to October 30, 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index, an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index (now called the Barclays Capital U.S. Intermediate Aggregate Bond Index) better represents the average duration of the Fund’ s fixed income exposure.

Vantagepoint Model Portfolio Conservative Growth Fund
Underlying Fund Allocation as of December 31, 2008

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Model Portfolio Conservative Growth Fund vs. S&P 500 Index, Barclays Capital U.S. Intermediate Aggregate Bond Index, Barclays Capital U.S. Aggregate Bond Index, and Custom Benchmark: Growth of $10,000 Invested December 4, 2000*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Model Portfolio Conservative Growth Fund
Average Annual Total Return for the periods ended December 31, 2008*

One Year	-17.56%

Three Years	-1.62%

Five Years	1.18%

Ten Years	2.61%

Fund Inception Date	April 1, 1996

Fund Registration Date	December 4, 2000

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to December 4, 2000, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’ s adviser. This past performance was adjusted at the time of the Fund’ s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’ s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly the Lehman Brothers Intermediate Aggregate Bond Index) is an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’ s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Model Portfolio Traditional Growth Fund

The Vantagepoint Model Portfolio Traditional Growth Fund’ s objective is to offer moderate capital growth and reasonable current income. The principal investment strategy of the Fund is to seek to invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 30% fixed income investments, 60% equity investments, and 10% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (“ multi-strategy Funds” ) by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

Fixed Income

Vantagepoint Low Duration Bond Fund	3%-13%
Vantagepoint Core Bond Index Fund (Class I)	13%-23%
Vantagepoint Inflation Protected Securities Fund	0%-10%

Equity

Vantagepoint Equity Income Fund	7%-17%
Vantagepoint Growth & Income Fund	7%-17%
Vantagepoint Growth Fund	5%-15%
Vantagepoint Select Value Fund	0%-10%
Vantagepoint Aggressive Opportunities Fund	0%-10%
Vantagepoint Discovery Fund	0%-10%
Vantagepoint International Fund	7%-17%

Multi-Strategy

Vantagepoint Diversified Assets Fund	0%-10%

Performance

The Vantagepoint Model Portfolio Traditional Growth Fund lost 25.39% in 2008. The Fund’ s market benchmarks are the S&P 500 Index and the Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly the Lehman Brothers Aggregate Intermediate Bond Index).* The S&P 500 Index declined 37.00% and the Barclays Capital U.S. Intermediate Aggregate Bond Index rose 4.86%. The Fund’ s custom benchmark fell 22.17%. The Fund’ s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocations to those asset classes for the Fund. Although the Fund underperformed its custom market benchmark, it outperformed its peer group benchmark, the Morningstar Moderate Allocation Funds Average, which declined 28.00%.

Commentary

The underlying funds of the Fund earned mixed returns in 2008. Bonds outperformed equities during the year as investors sought safety in higher quality fixed income investments. The Core Bond Index Fund (Class I) rose 4.63% while the Low Duration Bond Fund lost 1.52% and the Inflation Protected Securities Fund lost 0.40%. The Fund’ s allocation to alternative strategies realized a decline, with the Diversified Assets Fund down 6.73%, but helped to offset the volatility of its equity exposure in the portfolio. Equity markets realized their largest loss in more than 70 years, and returns were negative across geographic, style, and capitalization segments. Please refer to each underlying fund’ s commentary within this report for more information.

The Traditional Growth Fund outperformed its peer group average due to favorable positioning during the year. The Fund was underweight equity exposure compared with its peer group. Additionally, the fixed income exposure in the Fund generally had a higher average credit quality than the peer group average.

The positioning of the Fund continues to seek to provide investors with a balanced and diversified approach to offering moderate capital growth and reasonable current income.

*Prior to October 30, 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index, an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index (now called the Barclays Capital U.S. Intermediate Aggregate Bond Index) better represents the average duration of the Fund’ s fixed income exposure.

Vantagepoint Model Portfolio Traditional Growth Fund
Underlying Fund Allocation as of December 31, 2008

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Model Portfolio Traditional Growth Fund vs. S&P 500 Index, Barclays Capital U.S. Intermediate Aggregate Bond Index, Barclays Capital U.S. Aggregate Bond Index, and Custom Benchmark: Growth of $10,000 Invested December 4, 2000*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Model Portfolio Traditional Growth Fund
Average Annual Total Return for the periods ended December 31, 2008*

One Year	-25.39%

Three Years	-4.11%

Five Years	0.13%

Ten Years	1.90%

Fund Inception Date	April 1, 1996

Fund Registration Date	December 4, 2000

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to December 4, 2000, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’ s adviser. This past performance was adjusted at the time of the Fund’ s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’ s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly the Lehman Brothers Intermediate Aggregate Bond Index) is an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’ s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Model Portfolio Long-Term Growth Fund

The Vantagepoint Model Portfolio Long-Term Growth Fund’s objective is to offer high long-term capital growth and modest current income. The principal investment strategy of the Fund is to seek to invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 15% fixed income investments, 75% equity investments, and 10% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (“multi-strategy Funds”) in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

Fixed Income
Vantagepoint Core Bond Index Fund (Class I)	10%-20%

Equity
Vantagepoint Equity Income Fund	8%-18%
Vantagepoint Growth & Income Fund	8%-18%
Vantagepoint Growth Fund	7%-17%
Vantagepoint Select Value Fund	4%-14%
Vantagepoint Aggressive Opportunities Fund	4%-14%
Vantagepoint Discovery Fund	0%-10%
Vantagepoint International Fund	11%-21%

Multi-Strategy
Vantagepoint Diversified Assets Fund	0%-10%

Performance

The Vantagepoint Model Portfolio Long-Term Growth Fund lost 30.99% in 2008. The Fund’s market benchmarks are the S&P 500 Index and the Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly the Lehman Brothers Intermediate Aggregate Bond Index).* The S&P 500 Index declined 37.00% and the Barclays Capital U.S. Intermediate Aggregate Bond Index rose 4.86%. The Fund’s custom benchmark fell 28.01%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocations to those asset classes for the Fund. Although the Fund underperformed its custom market benchmark, it outperformed its peer group benchmark, the Morningstar Large Blend Funds Average, which declined 37.79%.

Commentary

The underlying funds of the Long-Term Growth Fund earned mixed returns in 2008. Bonds outperformed equities during the year as investors sought safety in high quality fixed income investments. The Core Bond Index Fund (Class I) rose 4.63%. The Fund’s allocation to alternative strategies realized a decline, with the Diversified Assets Fund down 6.73%, but helped to offset the volatility of its equity exposure in the portfolio. Equity markets realized their largest loss in more than 70 years, and returns were negative across geographic, style, and capitalization segments. Please refer to each underlying fund’s commentary within this report for more information.

The Long-Term Growth Fund outperformed its peer group average due to its favorable asset allocation during the year; the Fund was underweight equity exposure and overweight fixed income exposure in comparison to peers.

The positioning of the Fund continues to seek to provide investors with a balanced and diversified approach to offering high long-term capital growth and reasonable current income.

*Prior to October 30, 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index, an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index (now called the Barclays Capital U.S. Intermediate Aggregate Bond Index) better represents the average duration of the Fund’s fixed income exposure.

Vantagepoint Model Portfolio Long-Term Growth Fund
Underlying Fund Allocation as of December 31, 2008

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Model Portfolio Long-Term Growth Fund vs. S&P 500 Index, Barclays Capital U.S. Intermediate Aggregate Bond Index, Barclays Capital U.S. Aggregate Bond Index, and Custom Benchmark: Growth of $10,000 Invested December 4, 2000*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Model Portfolio Long-Term Growth Fund
Average Annual Total Return for the periods ended December 31, 2008*

One Year	-30.99%

Three Years	-5.78%

Five Years	-0.40%

Ten Years	1.92%

Fund Inception Date	April 1, 1996

Fund Registration Date	December 4, 2000

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to December 4, 2000, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly the Lehman Brothers Intermediate Aggregate Bond Index) is an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Model Portfolio All-Equity Growth Fund

The Vantagepoint Model Portfolio All-Equity Growth Fund’s objective is to offer high long-term capital growth. The principal investment strategy of the Fund is to invest, under normal circumstances, 100% in equity Funds by investing in Vantagepoint Fund, whose assets are invested, under normal circumstances, at least 80% in equity securities or instruments that provide equity exposure. The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

Equity
Vantagepoint Equity Income Fund	13%-23%
Vantagepoint Growth & Income Fund	12%-22%
Vantagepoint Growth Fund	12%-22%
Vantagepoint Select Value Fund	5%-15%
Vantagepoint Aggressive Opportunities Fund	5%-15%
Vantagepoint Discovery Fund	4%-14%
Vantagepoint International Fund	15%-25%

Performance

The Vantagepoint Model Portfolio All-Equity Growth Fund lost 39.86% in 2008. The Fund’s market benchmarks are the S&P 500 Index and the MSCI EAFE Index. The S&P 500 Index dropped 37.00% and the MSCI EAFE Index dropped 43.06%. The Fund’s custom benchmark fell 38.18%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocations to those asset classes for the Fund. The Fund underperformed its peer group benchmark, the Morningstar Large Blend Funds Average, which declined 37.79%.

Commentary

The underlying funds of the All-Equity Growth Fund generated negative returns in 2008. Equities suffered during the year as investors sold riskier assets in favor of government bonds. The component equity exposure fell in line with returns from the broader equity market. Domestic U.S. equity markets realized somewhat smaller losses than international markets due to a strengthening dollar; however, equities had significant losses for the year across all style and capitalization segments. International equities trailed domestic equities in 2008 as a sharp strengthening of the U.S. dollar in the second half of the year amplified the market declines abroad for U.S. investors. Please refer to each underlying fund’s commentary within this report for more information.

The All-Equity Growth Fund underperformed its peer group average due to an overweight to international equity exposure in comparison to other funds in its peer group. As mentioned above, international equities trailed domestic equities in 2008.

The positioning of the Fund continues to seek to provide investors with a diversified approach to offering high long-term capital growth.

Vantagepoint Model Portfolio All-Equity Growth Fund
Underlying Fund Allocation as of December 31, 2008

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Model Portfolio All-Equity Growth Fund vs. S&P 500 Index, MSCI EAFE Index, and Custom Benchmark: Growth of $10,000 Invested December 4, 2000*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Model Portfolio All-Equity Growth Fund
Average Annual Total Return for the periods ended December 31, 2008*

One Year	-39.86%

Three Years	-9.45%

Five Years	-2.34%

Since Inception	-3.26%

Fund Inception Date	October 1, 2000

Fund Registration Date	December 4, 2000

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to December 4, 2000, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes. Those asset class benchmarks are the S&P 500 Index and the MSCI EAFE Index. Should the percentage allocations to those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Milestone Retirement Income Fund

The Vantagepoint Milestone Retirement Income Fund’s objective is to seek to offer current income and opportunities for capital growth that have limited risk. This Fund may be appropriate for participants who are very close to retirement or are already in retirement.

The principal investment strategy is to invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 60% fixed income investments, approximately 30% equity investments, and 10% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (“multi-strategy Funds”) by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

Fixed Income
Vantagepoint Low Duration Bond Fund	35%-45%
Vantagepoint Core Bond Index Fund (Class I)	6%-16%
Vantagepoint Inflation Protected Securities Fund	4%-14%

Equity
Vantagepoint Equity Income Fund	7%-17%
Vantagepoint Growth & Income Fund	7%-17%
Vantagepoint International Fund	1%-11%

Multi-Strategy
Vantagepoint Diversified Assets Fund	0%-10%

Performance

The Vantagepoint Milestone Retirement Income Fund lost 13.76% in 2008. The Fund’s market benchmarks are the S&P 500 Index and the Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly known as the Lehman Brothers Intermediate Aggregate Bond Index).* The S&P 500 Index declined 37.00% and the Barclays Capital U.S. Intermediate Aggregate Bond Index rose 4.86%. The Fund’s custom benchmark fell 9.42%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocations to those asset classes for the Fund. The Fund underperformed its custom market benchmark and outperformed its peer group benchmark, the Morningstar Target Date 2000 - 2014 Funds Average, which declined 22.46%.

Commentary

The underlying funds of the Milestone Retirement Income Fund earned mixed returns in 2008. Bonds outperformed equities as investors sought safety in high quality fixed income investments. The Core Bond Index Fund (Class I) rose 4.63% while the Low Duration Bond Fund lost 1.52% and the Inflation Protected Securities Fund lost 0.40%. The Fund’s allocation to alternative strategies realized a decline, with the Diversified Assets Fund down 6.73%, but helped to offset the volatility of the equity exposure in the portfolio. Equity markets realized their largest loss in more than 70 years, and returns were negative across geographic, style, and capitalization segments. Please refer to each underlying fund’s commentary within this report for more information.

The Milestone Retirement Income Fund outperformed its peer group average due to favorable positioning during the year. A key contributor was its underweight equity exposure relative to its peer group. In addition, the fixed income exposure in the Fund generally had a higher average credit quality than the peer group average.

*Prior to October 30, 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index, an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index (now called the Barclays Capital U.S. Intermediate Aggregate Bond Index) better represents the average duration of the Fund’s fixed income exposure.

Vantagepoint Milestone Retirement Income Fund
Underlying Fund Allocation as of December 31, 2008

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Milestone Retirement Income Fund vs. S&P 500 Index, Barclays Capital U.S. Intermediate Aggregate Bond Index, Barclays Capital U.S. Aggregate Bond Index, and Custom Benchmark: Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Milestone Retirement Income Fund
Average Annual Total Return for the periods ended December 31, 2008*

One Year	-13.76%

Three Years	-0.56%

Since Inception	0.42%

Fund Inception Date	January 3, 2005

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly the Lehman Brothers Intermediate Aggregate Bond Index) is an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Milestone 2010 Fund

The Vantagepoint Milestone 2010 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2010.

At year-end, the Fund was invested in nine Vantagepoint Funds at target allocations within the percentage ranges below:

Fixed Income
Vantagepoint Low Duration Bond Fund	25%-35%
Vantagepoint Core Bond Index Fund (Class I)	6%-16%
Vantagepoint Inflation Protected Securities Fund	3%-13%

Equity
Vantagepoint Equity Income Fund	10%-20%
Vantagepoint Growth & Income Fund	6%-16%
Vantagepoint Growth Fund	0%-10%
Vantagepoint Mid/Small Company Index Fund (Class I)	0%-10%
Vantagepoint International Fund	3%-13%

Multi-Strategy
Vantagepoint Diversified Assets Fund	0%-10%

As time elapses, the Fund’s allocation to equity Funds will periodically decrease and the Fund’s allocation to fixed income Funds and multi-strategy Funds will correspondingly increase so that by June 30 of the year 2010, the Fund’s asset allocation will be approximately 30% equity Funds, 60% fixed income Funds, and 10% multi-strategy Funds.

Performance

The Vantagepoint Milestone 2010 Fund lost 17.34% in 2008. The Fund’s market benchmarks are the S&P 500 Index and the Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly known as the Lehman Brothers Intermediate Aggregate Bond Index).* The S&P 500 Index declined 37.00% and the Barclays Capital U.S. Intermediate Aggregate Bond Index rose 4.86%. The Fund’s custom benchmark fell 13.20%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocations to those asset classes for the Fund. The Fund underperformed its custom market benchmark and outperformed its peer group benchmark, the Morningstar Target Date 2000 - 2014 Funds Average, which declined 22.46%.

Commentary

The underlying funds of the Milestone 2010 Fund earned mixed returns in 2008. Bonds outperformed equities during the year as investors sought safety in high quality fixed income investments. The Core Bond Index Fund (Class I) rose 4.63% while the Low Duration Bond Fund lost 1.52% and the Inflation Protected Securities Fund lost 0.40%. The Fund’s allocation to alternative strategies realized a decline, with the Diversified Assets Fund down 6.73%, but helped to offset the volatility of the equity exposure in the portfolio. Equity markets realized their largest loss in more than 70 years, and returns were negative across geographic, style, and capitalization segments. Please refer to each underlying fund’s commentary within this report for more information.

The Milestone 2010 Fund outperformed its peer group average due to favorable positioning during the year. A key contributor was its underweight equity exposure compared with other funds in its peer group. In addition, the fixed income exposure in the Fund generally had a higher average credit quality than the peer group average.

*Prior to October 30, 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index, an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index (now called the Barclays Capital U.S. Intermediate Aggregate Bond Index) better represents the average duration of the Fund’s fixed income exposure.

Vantagepoint Milestone 2010 Fund
Underlying Fund Allocation as of December 31, 2008

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Milestone 2010 Fund vs. S&P 500 Index, Barclays Capital U.S. Intermediate Aggregate Bond Index, Barclays Capital U.S. Aggregate Bond Index, and Custom Benchmark: Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Milestone 2010 Fund
Average Annual Total Return for the periods ended December 31, 2008*

One Year	-17.34%

Three Years	-1.40%

Since Inception	0.08%

Fund Inception Date	January 3, 2005

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly the Lehman Brothers Intermediate Aggregate Bond Index) is an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Milestone 2015 Fund

The Vantagepoint Milestone 2015 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2015.

At year-end, the Fund was invested in nine Vantagepoint Funds at target allocations within the percentage ranges below:

Fixed Income

Vantagepoint Low Duration Bond Fund	10%-20%
Vantagepoint Core Bond Index Fund (Class I)	12%-22%
Vantagepoint Inflation Protected Securities Fund	0%-10%

Equity

Vantagepoint Equity Income Fund	14%-24%
Vantagepoint Growth & Income Fund	6%-16%
Vantagepoint Growth Fund	3%-13%
Vantagepoint Mid/Small Company Index Fund (Class I)	2%-12%
Vantagepoint International Fund	6%-16%

Multi-Strategy

Vantagepoint Diversified Assets Fund	0%-10%

As time elapses, the Fund’s allocation to equity Funds will periodically decrease and the Fund’s allocation to fixed income Funds and multi-strategy Funds will correspondingly increase so that by June 30 of the year 2015, the Fund’s asset allocation will be approximately 30% equity Funds, 60% fixed income Funds, and 10% multi-strategy Funds.

Performance

The Vantagepoint Milestone 2015 Fund lost 23.54% in 2008. The Fund’s market benchmarks are the S&P 500 Index and the Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly known as the Lehman Brothers Intermediate Aggregate Bond Index). The S&P 500 Index declined 37.00% and the Barclays Capital U.S. Intermediate Aggregate Bond Index rose 4.86%. The Fund’s custom benchmark fell 19.85%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocations to those asset classes for the Fund. The Fund underperformed its custom market benchmark and outperformed its peer group benchmark, the Morningstar Target Date 2015 - 2029 Funds Average, which declined 30.27%.

Commentary

The underlying funds of the Milestone 2015 Fund earned mixed returns in 2008. Bonds outperformed equities during the year as investors sought safety in high quality fixed income investments. The Core Bond Index Fund (Class I) rose 4.63% while the Low Duration Bond Fund lost 1.52% and the Inflation Protected Securities Fund lost 0.40%. The Fund’s allocation to alternative strategies realized a decline, with the Diversified Assets Fund down 6.73%, but helped to offset the volatility of the equity exposure in the portfolio. Equity markets realized their largest loss in more than 70 years, and returns were negative across geographic, style, and capitalization segments. Please refer to each underlying fund’s commentary within this report for more information.

The Milestone 2015 Fund outperformed its peer group average due to favorable positioning during the year. A key contributor was its underweight equity exposure compared with other funds in its peer group. In addition, the fixed income exposure in the Fund generally had a higher average credit quality than the peer group average.

*Prior to October 30, 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index, an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index (now called the Barclays Capital U.S. Intermediate Aggregate Bond Index) better represents the average duration of the Fund’s fixed income exposure.

Vantagepoint Milestone 2015 Fund
Underlying Fund Allocation as of December 31, 2008

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Milestone 2015 Fund vs. S&P 500 Index, Barclays Capital U.S. Intermediate Aggregate Bond Index, Barclays Capital U.S. Aggregate Bond Index, and Custom Benchmark: Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Milestone 2015 Fund
Average Annual Total Return for the periods ended December 31, 2008*

One Year	-23.54%

Three Years	-3.24%

Since Inception	-1.02%

Fund Inception Date	January 3, 2005

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly the Lehman Brothers Intermediate Aggregate Bond Index) is an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Milestone 2020 Fund

The Vantagepoint Milestone 2020 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2020.

At year-end, the Fund was invested in eight Vantagepoint Funds at target allocations within the percentage ranges below:

Fixed Income

Vantagepoint Low Duration Bond Fund	2%-12%
Vantagepoint Core Bond Index Fund (Class I)	13%-23%

Equity

Vantagepoint Equity Income Fund	17%-27%
Vantagepoint Growth & Income Fund	7%-17%
Vantagepoint Growth Fund	4%-14%
Vantagepoint Mid/Small Company Index Fund (Class I)	5%-15%
Vantagepoint International Fund	8%-18%

Multi-Strategy

Vantagepoint Diversified Assets Fund	0%-10%

As time elapses, the Fund’s allocation to equity Funds will periodically decrease and the Fund’s allocation to fixed income Funds and multi-strategy Funds will correspondingly increase so that by June 30 of the year 2020, the Fund’s asset allocation will be approximately 30% equity Funds, 60% fixed income Funds, and 10% multi-strategy Funds.

Performance

The Vantagepoint Milestone 2020 Fund lost 26.86% in 2008. The Fund’s market benchmarks are the S&P 500 Index and the Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly known as the Lehman Brothers Intermediate Aggregate Bond Index).* The S&P 500 Index declined 37.00% and the Barclays Capital U.S. Intermediate Aggregate Bond Index rose 4.86%. The Fund’s custom benchmark fell 23.58%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocations to those asset classes for the Fund. The Fund underperformed its custom market benchmark and outperformed its peer group benchmark, the Morningstar Target Date 2015 - 2029 Funds Average, which declined 30.27%.

Commentary

The underlying funds of the Milestone 2020 Fund earned mixed returns in 2008. Bonds outperformed equities during the year as investors sought safety in high quality fixed income investments. The Core Bond Index Fund (Class I) rose 4.63% while the Low Duration Bond Fund lost 1.52%. The Fund’s allocation to alternative strategies realized a decline, with the Diversified Assets Fund down 6.73%, but helped to offset the volatility of the equity exposure in the portfolio. Equity markets realized their largest loss in more than 70 years, and returns were negative across geographic, style, and capitalization segments. Please refer to each underlying fund’s commentary within this report for more information.

The Milestone 2020 Fund outperformed its peer group average due to favorable positioning during the year. A key contributor was its underweight equity exposure compared with other funds in its peer group. In addition, the fixed income exposure in the Fund generally had a higher average credit quality than the peer group average.

*Prior to October 30, 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index, an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index (now called the Barclays Capital U.S. Intermediate Aggregate Bond Index) better represents the average duration of the Fund’s fixed income exposure.

Vantagepoint Milestone 2020 Fund
Underlying Fund Allocation as of December 31, 2008

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Milestone 2020 Fund vs. S&P 500 Index, Barclays Capital U.S. Intermediate Aggregate Bond Index, Barclays Capital U.S. Aggregate Bond Index, and Custom Benchmark: Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Milestone 2020 Fund
Average Annual Total Return for the periods ended December 31, 2008*

One Year	-26.86%

Three Years	-4.27%

Since Inception	-1.69%

Fund Inception Date	January 3, 2005

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly the Lehman Brothers Intermediate Aggregate Bond Index) is an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Milestone 2025 Fund

The Vantagepoint Milestone 2025 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2025.

At year-end, the Fund was invested in eight Vantagepoint Funds at target allocations within the percentage ranges below:

Fixed Income

Vantagepoint Low Duration Bond Fund	0%-10%
Vantagepoint Core Bond Index Fund (Class I)	10%-20%

Equity

Vantagepoint Equity Income Fund	18%-28%
Vantagepoint Growth & Income Fund	8%-18%
Vantagepoint Growth Fund	5%-15%
Vantagepoint Mid/Small Company Index Fund (Class I)	7%-17%
Vantagepoint International Fund	10%-20%

Multi-Strategy

Vantagepoint Diversified Assets Fund	0%-10%

As time elapses, the Fund’s allocation to equity Funds will periodically decrease and the Fund’s allocation to fixed income Funds and multi-strategy Funds will correspondingly increase so that by June 30 of the year 2025, the Fund’s asset allocation will be approximately 30% equity Funds, 60% fixed income Funds, and 10% multi-strategy Funds.

Performance

The Vantagepoint Milestone 2025 Fund fell 29.90% in 2008. The Fund’s market benchmarks are the S&P 500 Index and the Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly known as the Lehman Brothers Intermediate Aggregate Bond Index).* The S&P 500 Index declined 37.00% and the Barclays Capital U.S. Intermediate Aggregate Bond Index rose 4.86%. The Fund’s custom benchmark fell 26.79%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocations to those asset classes for the Fund. The Fund underperformed its custom market benchmark and outperformed its peer group benchmark, the Morningstar Target Date 2015 - 2029 Funds Average, which declined 30.27%.

Commentary

The underlying funds of the Milestone 2025 Fund earned mixed returns in 2008. Bonds outperformed equities during the year as investors sought safety in high quality fixed income investments. The Core Bond Index Fund (Class I) rose 4.63% while the Low Duration Bond Fund lost 1.52%. The Fund’s allocation to alternative strategies realized a decline, with the Diversified Assets Fund down 6.73%, but helped to offset the volatility of the equity exposure in the portfolio. Equity markets realized their largest loss in more than 70 years, and returns were negative across geographic, style, and capitalization segments. Please refer to each underlying fund’s commentary within this report for more information.

The Milestone 2025 Fund outperformed its peer group average due to favorable positioning during the year. A key contributor was its underweight equity exposure compared with other funds in its peer group. In addition, the fixed income exposure in the Fund generally had a higher average credit quality than the peer group average.

*Prior to October 30, 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index, an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index (now called the Barclays Capital U.S. Intermediate Aggregate Bond Index) better represents the average duration of the Fund’s fixed income exposure.

Vantagepoint Milestone 2025 Fund
Underlying Fund Allocation as of December 31, 2008

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Milestone 2025 Fund vs. S&P 500 Index, Barclays Capital U.S. Intermediate Aggregate Bond Index, Barclays Capital U.S. Aggregate Bond Index, and Custom Benchmark: Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Milestone 2025 Fund
Average Annual Total Return for the periods ended December 31, 2008*

One Year	-29.90%

Three Years	-5.40%

Since Inception	-2.40%

Fund Inception Date	January 3, 2005

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly the Lehman Brothers Intermediate Aggregate Bond Index) is an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Milestone 2030 Fund

The Vantagepoint Milestone 2030 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2030.

At year-end the Fund was invested in seven Vantagepoint Funds at target allocations within the percentage ranges below:

Fixed Income

Vantagepoint Core Bond Index Fund (Class I)	8%-18%

Equity

Vantagepoint Equity Income Fund	20%-30%
Vantagepoint Growth & Income Fund	9%-19%
Vantagepoint Growth Fund	6%-16%
Vantagepoint Mid/Small Company Index Fund (Class I)	10%-20%
Vantagepoint International Fund	11%-21%

Multi-Strategy

Vantagepoint Diversified Assets Fund	0%-10%

As time elapses, the Fund’s allocation to equity Funds will periodically decrease and the Fund’s allocation to fixed income Funds and multi-strategy Funds will correspondingly increase so that by June 30 of the year 2030, the Fund’s asset allocation will be approximately 30% equity Funds, 60% fixed income Funds, and 10% multi-strategy Funds.

Performance

The Vantagepoint Milestone 2030 Fund lost 32.54% in 2008. The Fund’s market benchmarks are the S&P 500 Index and the Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly known as the Lehman Brothers Intermediate Aggregate Bond Index).* The S&P 500 Index declined 37.00% and the Barclays Capital U.S. Intermediate Aggregate Bond Index rose 4.86%. The Fund’s custom benchmark fell 29.65%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocations to those asset classes for the Fund. The Fund underperformed its custom market benchmark and outperformed its peer group benchmark, the Morningstar Target Date 2030+ Funds Average, which declined 37.51%.

Commentary

The underlying funds of the Milestone 2030 Fund earned mixed returns in 2008. Bonds outperformed equities during the year as investors sought safety in high quality fixed income investments. The Core Bond Index Fund (Class I) rose 4.63%. The Fund’s allocation to alternative strategies realized a decline, with the Diversified Assets Fund down 6.73%, but helped to offset the volatility of the equity exposure in the portfolio. Equity markets realized their largest loss in more than 70 years, and returns were negative across geographic, style, and capitalization segments. Please refer to each underlying fund’s commentary within this report for more information.

The Milestone 2030 Fund outperformed its peer group average due to favorable positioning during the year. A key contributor was its underweight equity exposure compared with other funds in its peer group. In addition, the fixed income exposure in the Fund generally had a higher average credit quality than the peer group average.

*Prior to October 30, 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index, an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index (now called the Barclays Capital U.S. Intermediate Aggregate Bond Index) better represents the average duration of the Fund’s fixed income exposure.

Vantagepoint Milestone 2030 Fund
Underlying Fund Allocation as of December 31, 2008

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Milestone 2030 Fund vs. S&P 500 Index, Barclays Capital U.S. Intermediate Aggregate Bond Index, Barclays Capital U.S. Aggregate Bond Index, and Custom Benchmark: Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Milestone 2030 Fund
Average Annual Total Return for the periods ended December 31, 2008*

One Year	-32.54%

Three Years	-6.39%

Since Inception	-3.05%

Fund Inception Date	January 3, 2005

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly the Lehman Brothers Intermediate Aggregate Bond Index) is an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Milestone 2035 Fund

The Vantagepoint Milestone 2035 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2035.

At year-end the Fund was invested in seven Vantagepoint Funds at target allocations within the percentage ranges below:

Fixed Income
Vantagepoint Core Bond Index Fund (Class I)	6%-16%

Equity
Vantagepoint Equity Income Fund	21%-31%
Vantagepoint Growth & Income Fund	10%-20%
Vantagepoint Growth Fund	7%-17%
Vantagepoint Mid/Small Company Index Fund (Class I)	13%-23%
Vantagepoint International Fund	13%-23%

Multi-Strategy
Vantagepoint Diversified Assets Fund	0%-10%

As time elapses, the Fund’s allocation to equity Funds will periodically decrease and the Fund’s allocation to fixed income Funds and multi-strategy Funds will correspondingly increase so that by June 30 of the year 2035, the Fund’s asset allocation will be approximately 30% equity Funds, 60% fixed income Funds, and 10% multi-strategy Funds.

Performance

The Vantagepoint Milestone 2035 Fund fell 34.91% in 2008. The Fund’s market benchmarks are the S&P 500 Index and the Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly known as the Lehman Brothers Intermediate Aggregate Bond Index).* The S&P 500 Index declined 37.00% and the Barclays Capital U.S. Intermediate Aggregate Bond Index rose 4.86%. The Fund’s custom benchmark fell 32.13%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocations to those asset classes for the Fund. The Fund underperformed its custom market benchmark and outperformed its peer group benchmark, the Morningstar Target Date 2030+ Funds Average, which declined 37.51%.

Commentary

The underlying funds of the Milestone 2035 Fund earned mixed returns in 2008. Bonds outperformed equities during the year as investors sought safety in high quality fixed income investments. The Core Bond Index Fund (Class I) rose 4.63%. The Fund’s allocation to alternative strategies realized a decline, with the Diversified Assets Fund down 6.73%, but helped to offset the volatility of the equity exposure in the portfolio. Equity markets realized their largest loss in more than 70 years, and returns were negative across geographic, style, and size segments. Please refer to each underlying fund’s commentary within this report for more information.

The Milestone 2035 Fund outperformed its peer group average due to favorable positioning during the year. A key contributor was its underweight equity exposure compared with other funds in its peer group. In addition, the fixed income exposure in the Fund generally had a higher average credit quality than the peer group average.

*Prior to October 30, 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index, an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index (now called the Barclays Capital U.S. Intermediate Aggregate Bond Index) better represents the average duration of the Fund’s fixed income exposure.

Vantagepoint Milestone 2035 Fund
Underlying Fund Allocation as of December 31, 2008

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Milestone 2035 Fund vs. S&P 500 Index, Barclays Capital U.S. Intermediate Aggregate Bond Index, Barclays Capital U.S. Aggregate Bond Index, and Custom Benchmark: Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Milestone 2035 Fund Average Annual Total Return for the periods ended December 31, 2008*

One Year	-34.91%

Three Years	-7.33%

Since Inception	-3.68%

Fund Inception Date	January 3, 2005

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly the Lehman Brothers Intermediate Aggregate Bond Index) is an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Milestone 2040 Fund

The Vantagepoint Milestone 2040 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2040.

At year-end the Fund was invested in six Vantagepoint Funds at target allocations within the percentage ranges below:

Fixed Income
Vantagepoint Core Bond Index Fund (Class I)	5%-15%

Equity
Vantagepoint Equity Income Fund	21%-31%
Vantagepoint Growth & Income Fund	10%-20%
Vantagepoint Growth Fund	7%-17%
Vantagepoint Mid/Small Company Index Fund (Class I)	14%-24%
Vantagepoint International Fund	13%-23%

As time elapses, the Fund’s allocation to equity Funds will decrease and the Fund’s allocation to fixed income Funds and multi-strategy Funds will increase so that by June 30 of the year 2040, the Fund’s asset allocation will be approximately 30% equity Funds, 60% fixed income Funds, and 10% multi-strategy Funds.

Performance

The Vantagepoint Milestone 2040 Fund lost 36.13% in 2008. The Fund’s market benchmarks are the S&P 500 Index and the MSCI EAFE Index.* The S&P 500 Index dropped 37.00% and the MSCI EAFE Index lost 43.06%. The Fund’s custom benchmark fell 38.06%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocations to those asset classes for the Fund. The Fund outperformed its custom market benchmark as well as its peer group benchmark, the Morningstar Target Date 2030+ Funds Average, which declined 37.51%.

Commentary

The underlying funds of the Milestone 2040 Fund earned mixed returns in 2008. Bonds outperformed equities during the year as investors sought safety in high quality fixed income investments. The Core Bond Index Fund (Class I) rose 4.63%. The underlying stock Funds fell in line with returns from the broader equity market. U.S. equity markets realized somewhat smaller losses than international markets due to a strengthening dollar; however, equities had significant losses for the year across all style and size segments. Please refer to each underlying fund’s commentary within this report for more information.

The Milestone 2040 Fund outperformed its peer group average due to the conservative nature of its fixed income allocation. The fixed income exposure in the Fund generally had a higher average credit quality than the peer group average.

*Prior to October 30, 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index (now called the Barclays Capital U.S. Aggregate Bond Index), an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Fund changed the index to which it compares the performance of its fixed income exposure because the MSCI EAFE Index better represents the Fund’s asset allocation.

Vantagepoint Milestone 2040 Fund
Underlying Fund Allocation as of December 31, 2008

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Milestone 2040 Fund vs. S&P 500 Index, MSCI EAFE Index, Barclays Capital U.S. Aggregate Bond Index, and Custom Benchmark: Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Milestone 2040 Fund Average Annual Total Return for the periods ended December 31, 2008*

One Year	-36.13%

Three Years	-7.88%

Since Inception	-4.11%

Fund Inception Date	January 3, 2005

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the S&P 500 Index and the MSCI EAFE Index. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC.

777 NORTH CAPITOL STREET, NE
WASHINGTON, DC 20002-4240
TOLL-FREE 800-669-7400
PARA ASISTENCIA EN ESPAÑOL LLAME AL 800-669-8216
WWW.ICMARC.ORG
ANR000-001-200902-214

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of The Vantagepoint Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Fund, Low Duration Bond Fund, Inflation Protected Securities Fund, Asset Allocation Fund, Equity Income Fund, Growth & Income Fund, Growth Fund, Select Value Fund, Aggressive Opportunities Fund, Discovery Fund, International Fund, Diversified Assets Fund, Core Bond Index Fund, 500 Stock Index Fund, Broad Market Index Fund, Mid/Small Company Index Fund, Overseas Equity Index Fund, Milestone Retirement Income Fund, Milestone 2010 Fund, Milestone 2015 Fund, Milestone 2020 Fund, Milestone 2025 Fund, Milestone 2030 Fund, Milestone 2035 Fund, Milestone 2040 Fund, Model Portfolio Savings Oriented Fund, Model Portfolio Conservative Growth Fund, Model Portfolio Traditional Growth Fund, Model Portfolio Long-Term Growth Fund, and Model Portfolio All-Equity Growth Fund (hereafter referred to as the “Funds”) at December 31, 2008, and the results of each of their operations for the year then ended and changes in each of their net assets for each of the fiscal periods presented, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 27, 2009

VANTAGEPOINT FUNDS

Statements of Assets & Liabilities
December 31, 2008

	Money Market	Low Duration Bond(1)	Inflation Protected Securities(2)	Asset Allocation	Equity Income
ASSETS:
Securities, at market value†	$458,084,379	$416,633,609	$341,298,930	$452,554,081	$1,182,708,153
Cash	—	26,447	114,600	183,221	—
Cash denominated in foreign currencies	—	25,647	19,936	—	—
Receivable for:
Dividends	671,847	30,889	22,520	782,634	2,332,263
Interest	—	3,239,312	2,686,091	—	2,703
Security lending income	—	26,781	67,290	46,815	151,696
Investments sold	—	12,487,845	—	—	—
Fund shares sold	—	3,579,154	200,204	26,104	1,128,142
Unrealized gain on swaps	—	—	2,146,514	—	—
Variation margin on futures contracts	—	—	—	1,104,915	—
Due from Broker	—	—	61,574	—	—
Total Assets	458,756,226	436,049,684	346,617,659	454,697,770	1,186,322,957
LIABILITIES:
Payable for:
Investments purchased	—	18,374,964	2,831,895	552,711	—
Distributions	486,907	2,872,958	—	—	—
Fund shares redeemed	—	99,555	142,333	84,579	1,487
Variation margin on futures contracts	—	13,248	1,045,067	—	—
Collateral for securities loaned	—	18,827,042	41,174,849	34,886,070	82,581,238
Unrealized loss on swaps	—	—	539,814	—	—
Options written, at value (Cost $0, $0, $(119,833), $0 and $0, respectively)	—	—	405,933	—	—
Gross unrealized loss on forward foreign currency exchange contracts	—	741,269	—	—	—
Accrued Expenses:
Advisory fees	35,205	32,848	25,407	34,485	89,129
Subadviser fees	—	140,249	123,482	301,451	1,032,395
Fund services	123,218	114,971	88,925	120,701	311,957
Administration	9,858	11,831	11,831	11,831	11,831
Directors	708	1,198	629	1,778	4,049
Other accrued expense	65,304	115,523	79,844	173,772	258,775
Total Liabilities	721,200	41,345,656	46,470,009	36,167,378	84,290,861
NET ASSETS	$458,035,026	$394,704,028	$300,147,650	$418,530,392	$1,102,032,096
NET ASSETS REPRESENTED BY:
Paid-in capital	$458,035,026	$426,747,772	$317,097,585	$553,832,457	$1,529,815,832
Net unrealized depreciation on investments, futures contracts, foreign currency transactions, written options and swaps.	—	(24,321,031)	(9,682,402)	(76,585,516)	(347,798,186)
Undistributed net investment income (loss)	—	(27,515)	(115,552)	1,533,477	25,340,551
Accumulated net realized loss on investments, futures contracts, foreign currency transactions, written options and swaps.	—	(7,695,198)	(7,151,981)	(60,250,026)	(105,326,101)
NET ASSETS	$458,035,026	$394,704,028	$300,147,650	$418,530,392	$1,102,032,096
CAPITAL SHARES:
Net Assets	$458,035,026	$394,704,028	$300,147,650	$418,530,392	$1,102,032,096
Shares Outstanding	458,035,026	42,528,879	30,378,819	79,345,346	190,231,354
Net Asset Value offering and redemption price per share (net assets divided by shares outstanding)	$1.00	$9.28	$9.88	$5.27	$5.79
Cost of investments	$458,084,379	$440,328,278	$352,201,386	$529,821,186	$1,530,505,479
Cost of cash denominated in foreign currencies	$—	$25,806	$19,367	$—	$—

__________ † Includes securities on loan with market values of (Note 7):	$—	$18,400,920	$39,933,882	$34,628,213	$80,293,306

(1)	Formerly Short-Term Bond Fund.

(2)	Formerly US Government Securities Fund.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Assets & Liabilities
December 31, 2008

	Growth & Income	Growth	Select Value	Aggressive Opportunities
ASSETS:
Securities, at market value†	$792,834,323	$1,650,453,066	$252,067,195	$814,546,350
Cash denominated in foreign currencies	—	—	—	13
Receivable for:
Dividends	1,640,584	2,860,440	525,555	902,198
Security lending income	43,673	139,984	37,997	259,072
Investments sold	1,305,891	4,564,129	4,326,166	3,466,384
Fund shares sold	782,859	1,067,683	459	71,177
Recoverable foreign taxes	9,686	31	—	—
Total Assets	796,617,016	1,659,085,333	256,957,372	819,245,194
LIABILITIES:
Payable for:
Investments purchased	1,137,637	12,795,823	2,288,693	2,007,642
Fund shares redeemed	69,162	23,704	—	83,064
Collateral for securities loaned	47,355,726	216,108,503	33,111,264	147,443,427
Due to custodian	—	—	313	—
Accrued Expenses:
Advisory fees	60,688	117,198	17,543	53,628
Subadviser fees	542,538	1,476,651	414,833	819,265
Fund services	212,414	410,202	61,403	187,703
Administration	11,831	11,822	11,831	11,831
Directors	2,598	6,062	658	2,737
Other accrued expense	192,508	460,782	95,731	233,142
Total Liabilities	49,585,102	231,410,747	36,002,269	150,842,439
NET ASSETS	$747,031,914	$1,427,674,586	$220,955,103	$668,402,755
NET ASSETS REPRESENTED BY:
Paid-in capital	$1,038,729,485	$2,399,627,343	$343,029,264	$1,002,424,352
Net unrealized depreciation on investments, futures contracts, foreign currency transactions, written options and swaps.	(181,182,666)	(328,652,269)	(63,818,836)	(240,651,165)
Undistributed net investment income	3,324,664	—	171,781	3,011,138
Accumulated net realized loss on investments, futures contracts, foreign currency transactions, written options and swaps.	(113,839,569)	(643,300,488)	(58,427,106)	(96,381,570)
NET ASSETS	$747,031,914	$1,427,674,586	$220,955,103	$668,402,755
CAPITAL SHARES:
Net Assets	$747,031,914	$1,427,674,586	$220,955,103	$668,402,755
Shares Outstanding	116,155,226	241,565,939	36,378,017	105,837,830
Net Asset Value offering and redemption price per share (net assets divided by shares outstanding)	$6.43	$5.91	$6.07	$6.32
Cost of investments	$974,016,525	$1,979,105,335	$315,886,031	$1,055,197,484
Cost of cash denominated in foreign currencies	$—	$—	$—	$14

__________ † Includes securities on loan with market values of (Note 7):	$46,963,733	$213,678,214	$33,083,087	$147,318,213

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Assets & Liabilities
December 31, 2008

	Discovery	International	Diversified Assets
ASSETS:
Securities, at market value†	$141,500,614	$831,324,732	$332,406,913
Cash	1,983,960	—	875,584
Cash denominated in foreign currencies	45,245	5,513,555	232,476
Receivable for:
Dividends	257,837	1,049,157	61,574
Interest	580,248	541	1,125,394
Security lending income	29,433	106,635	—
Investments sold	834,637	1,500,948	—
Fund shares sold	348	185,591	744,773
Recoverable foreign taxes	—	839,204	—
Variation margin on futures contracts	1,765,746	—	1,283,410
Gross unrealized gain on forward foreign currency exchange contracts	30	596,954	2,377,077
Other Assets	—	—	2,098,610
Total Assets	146,998,098	841,117,317	341,205,811
LIABILITIES:
Payable for:
Investments purchased	1,565,208	1,454,693	—
Fund shares redeemed	—	73,553	—
Collateral for securities loaned	18,581,775	71,187,286	—
Due to custodian	—	1,106	—
Gross unrealized loss on forward foreign currency exchange contracts	218,815	469,256	2,439,023
Accrued Expenses:
Advisory fees	9,904	61,248	28,328
Subadviser fees	126,187	936,001	414,459
Fund services	34,663	214,371	99,152
Administration	11,831	11,831	11,831
Directors	387	2,679	1,042
Other accrued expense	67,225	495,690	121,782
Total Liabilities	20,615,995	74,907,714	3,115,617
NET ASSETS	$126,382,103	$766,209,603	$338,090,194
NET ASSETS REPRESENTED BY:
Paid-in capital	$210,195,757	$1,105,121,428	$362,661,682
Net unrealized depreciation on investments, futures contracts, foreign currency transactions, written options and swaps.	(17,129,449)	(241,750,238)	(8,736,903)
Undistributed net investment income (loss)	(1,476)	14,648,764	(553,185)
Accumulated net realized loss on investments, futures contracts, foreign currency transactions, written options and swaps.	(66,682,729)	(111,810,351)	(15,281,400)
NET ASSETS	$126,382,103	$766,209,603	$338,090,194
CAPITAL SHARES:
Net Assets	$126,382,103	$766,209,603	$338,090,194
Shares Outstanding	23,137,570	110,472,814	36,436,309
Net Asset Value offering and redemption price per share (net assets divided by shares outstanding)	$5.46	$6.94	$9.28
Cost of investments	$164,565,345	$1,073,204,047	$341,646,670
Cost of cash denominated in foreign currencies	$44,778	$5,504,993	$236,891

__________ † Includes securities on loan with market values of (Note 7):	$18,369,161	$67,117,287	$—

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Assets & Liabilities
December 31, 2008

	Core Bond Index	500 Stock Index	Broad Market Index	Mid/Small Company Index	Overseas Equity Index
ASSETS:
Securities, at market value†	$1,025,753,640	$288,737,206	$419,369,590	$184,271,879	$136,894,930
Cash	—	253,599	377,769	237,480	48,211
Cash denominated in foreign currencies	—	—	—	—	350,299
Receivable for:
Dividends	22,109	583,576	808,189	210,969	194,491
Interest	8,063,717	—	—	—	—
Security lending income	277,608	31,841	59,939	52,998	15,510
Investments sold	2,221,658	—	—	1,302,468	135,311
Fund shares sold	5,708,410	230,114	605,079	25,317	28,007
Recoverable foreign taxes	—	—	—	—	156,916
Variation margin on futures contracts	—	69,433	143,218	74,304	5,498
Gross unrealized gain on forward foreign currency exchange contracts	—	—	—	—	152,804
Total Assets	1,042,047,142	289,905,769	421,363,784	186,175,415	137,981,977
LIABILITIES:
Payable for:
Investments purchased	17,564,581	420,628	—	2,705,231	23,962
Distributions	4,443,970	—	—	—	—
Fund shares redeemed	2,424,455	37,192	—	79,613	15,291
Collateral for securities loaned	140,487,167	28,529,675	31,144,112	28,673,907	8,955,513
Gross unrealized loss on forward foreign currency exchange contracts	—	—	—	—	37,663
Accrued Expenses:
Advisory fees	36,668	10,668	15,873	6,123	5,121
Subadviser fees	59,111	16,220	28,293	18,748	23,895
Fund services	182,784	31,110	47,180	25,311	15,976
Administration	11,831	11,831	11,831	11,831	11,831
Directors	2,560	965	1,539	532	579
Other accrued expense	199,513	110,355	107,294	61,076	152,172
Total Liabilities	165,412,640	29,168,644	31,356,122	31,582,372	9,242,003
NET ASSETS	$876,634,502	$260,737,125	$390,007,662	$154,593,043	$128,739,974
NET ASSETS REPRESENTED BY:
Paid-in capital	$900,433,064	$253,427,112	$404,667,826	$204,704,364	$179,822,446
Net unrealized appreciation (depreciation) on investments, futures contracts, foreign currency transactions, written options and swaps.	1,892,299	27,387,435	(4,138,002)	(48,674,804)	(48,948,145)
Undistributed net investment income (loss)	144,064	142,916	5,577,749	347,225	(200,943)
Accumulated net realized loss on investments, futures contracts, foreign currency transactions, written options and swaps.	(25,834,925)	(20,220,338)	(16,099,911)	(1,783,742)	(1,933,384)
NET ASSETS	$876,634,502	$260,737,125	$390,007,662	$154,593,043	$128,739,974
CAPITAL SHARES:
Net Assets—Class I	$656,279,096	$59,748,368	$94,710,167	$82,627,859	$36,020,964
Shares Outstanding—Class I	66,887,571	8,389,406	12,580,787	9,009,614	4,391,631
Net Asset Value—Class I, offering and redemption price per share (net assets divided by shares outstanding)	$9.81	$7.12	$7.53	$9.17	$8.20
Net Assets—Class II	$220,355,406	$200,988,757	$295,297,495	$71,965,184	$92,719,010
Shares Outstanding—Class II	22,344,490	29,856,377	41,642,703	8,263,241	12,006,329
Net Asset Value—Class II, offering and redemption price per share (net assets divided by shares outstanding)	$9.86	$6.73	$7.09	$8.71	$7.72
Cost of investments	$1,023,861,341	$261,433,755	$423,701,963	$233,073,509	$186,011,083
Cost of cash denominated in foreign currencies	$—	$—	$—	$—	$351,512

__________ † Includes securities on loan with market values of (Note 7):	$137,213,878	$28,299,307	$31,153,993	$28,670,847	$8,439,593

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Assets & Liabilities
December 31, 2008

	Model Portfolio Funds
	Savings Oriented	Conservative Growth	Traditional Growth	Long-Term Growth	All-Equity Growth
ASSETS:
Securities of affiliated Mutual Funds, at market value(a)	$256,033,914	$449,527,692	$1,072,260,405	$1,203,798,927	$385,744,819
Receivable for:
Dividends	958,767	1,196,574	1,555,196	888,277	—
Investments sold	29,200	47,540	102,388	112,171	40,632
Fund shares sold	238,149	265,643	1,121,277	789,317	357,277
Total Assets	257,260,030	451,037,449	1,075,039,266	1,205,588,692	386,142,728
LIABILITIES:
Payable for:
Investments purchased	1,196,916	1,462,217	2,676,473	1,677,594	357,277
Fund shares redeemed	—	—	—	—	—
Accrued Expenses:
Advisory fees	23,218	40,774	90,737	99,355	33,736
Administration	9,858	9,858	9,858	9,858	9,858
Directors	732	1,397	3,476	3,923	1,390
Other accrued expense	59,295	90,695	182,711	202,086	83,571
Total Liabilities	1,290,019	1,604,941	2,963,255	1,992,816	485,832
NET ASSETS	$255,970,011	$449,432,508	$1,072,076,011	$1,203,595,876	$385,656,896
NET ASSETS REPRESENTED BY:
Paid-in capital	$297,276,081	$545,429,112	$1,405,545,986	$1,638,608,119	$618,030,741
Net unrealized depreciation on investments	(40,060,598)	(84,967,184)	(278,947,282)	(410,449,847)	(235,086,727)
Undistributed net investment income	445,678	1,271,503	5,345,856	3,270,009	348,040
Accumulated net realized gain (loss) on investments	(1,691,150)	(12,300,923)	(59,868,549)	(27,832,405)	2,364,842
NET ASSETS	$255,970,011	$449,432,508	$1,072,076,011	$1,203,595,876	$385,656,896
CAPITAL SHARES:
Net Assets	$255,970,011	$449,432,508	$1,072,076,011	$1,203,595,876	$385,656,896
Shares Outstanding	12,435,285	23,610,450	64,382,831	78,409,608	29,504,747
Net Asset Value offering and redemption price per share (net assets divided by shares outstanding)	$20.58	$19.04	$16.65	$15.35	$13.07
Cost of investments	$296,094,512	$534,494,876	$1,351,207,687	$1,614,248,774	$620,831,546

(a)	Investment in other Vantagepoint Funds (Note 1).

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Assets & Liabilities
December 31, 2008

	Milestone Funds
	Milestone Retirement Income	Milestone 2010	Milestone 2015	Milestone 2020	Milestone 2025
ASSETS:
Securities of affiliated Mutual Funds, at market value(a)	$43,348,726	$65,083,026	$120,294,530	$112,483,796	$81,358,494
Receivable for:
Dividends	148,353	189,727	237,692	166,739	78,804
Investments sold	—	2,344	9,623	9,262	8,102
Fund shares sold	175,669	173,419	168,181	253,337	149,920
Due from investment adviser(b)	24,808	11,198	8,837	8,269	5,996
Total Assets	43,697,556	65,459,714	120,718,863	112,921,403	81,601,316
LIABILITIES:
Payable for:
Investments purchased	309,535	338,383	273,731	420,076	228,724
Fund shares redeemed	14,487	24,763	132,143	—	—
Accrued Expenses:
Advisory fees	3,925	5,857	10,778	9,895	7,150
Administration	9,858	9,858	9,858	9,858	9,858
Directors	126	162	319	259	195
Other accrued expense	36,464	37,724	43,147	41,404	38,695
Total Liabilities	374,395	416,747	469,976	481,492	284,622
NET ASSETS	$43,323,161	$65,042,967	$120,248,887	$112,439,911	$81,316,694
NET ASSETS REPRESENTED BY:
Paid-in capital	$53,245,918	$82,000,059	$161,309,349	$153,127,469	$115,061,900
Net unrealized depreciation on investments	(8,412,337)	(15,936,386)	(41,447,438)	(41,792,223)	(34,749,225)
Undistributed net investment income	51,822	43,936	44,921	16,841	15,443
Accumulated net realized gain (loss) on investments	(1,562,242)	(1,064,642)	342,055	1,087,824	988,576
NET ASSETS	$43,323,161	$65,042,967	$120,248,887	$112,439,911	$81,316,694
CAPITAL SHARES:
Net Assets	$43,323,161	$65,042,967	$120,248,887	$112,439,911	$81,316,694
Shares Outstanding	5,062,383	7,868,883	15,099,534	14,352,750	10,730,213
Net Asset Value offering and redemption price per share (net assets divided by shares outstanding)	$8.56	$8.27	$7.96	$7.83	$7.58
Cost of investments	$51,761,063	$81,019,412	$161,741,968	$154,276,019	$116,107,719

(a)	Investment in other Vantagepoint Funds (Note 1).

(b)	Contractual fee waiver (Note 4).

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Assets & Liabilities
December 31, 2008

	Milestone Funds
	Milestone 2030	Milestone 2035	Milestone 2040
ASSETS:
Securities of affiliated Mutual Funds, at market value(a)	$66,221,673	$37,412,177	$38,038,497
Receivable for:
Dividends	41,334	20,126	18,560
Investments sold	8,259	3,774	4,814
Fund shares sold	180,500	132,930	147,729
Due from investment adviser(b)	5,514	7,491	6,239
Total Assets	66,457,280	37,576,498	38,215,839
LIABILITIES:
Payable for:
Investments purchased	221,833	153,057	166,289
Accrued Expenses:
Advisory fees	5,766	3,211	3,252
Administration	9,859	9,858	9,858
Directors	139	80	75
Other accrued expense	37,164	35,408	35,217
Total Liabilities	274,761	201,614	214,691
NET ASSETS	$66,182,519	$37,374,884	$38,001,148
NET ASSETS REPRESENTED BY:
Paid-in capital	$94,757,558	$55,387,982	$56,610,449
Net unrealized depreciation on investments	(29,519,823)	(18,615,718)	(19,040,486)
Undistributed net investment income	15,428	10,345	11,607
Accumulated net realized gain on investments	929,356	592,275	419,578
NET ASSETS	$66,182,519	$37,374,884	$38,001,148
CAPITAL SHARES:
Net Assets	$66,182,519	$37,374,884	$38,001,148
Shares Outstanding	8,887,139	5,184,757	5,355,146
Net Asset Value offering and redemption price per share (net assets divided by shares outstanding)	$7.45	$7.21	$7.10
Cost of investments	$95,741,496	$56,027,895	$57,078,983

(a)	Investment in other Vantagepoint Funds (Note 1).

(b)	Contractual fee waiver (Note 4).

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Operations
For the Year Ended December 31, 2008

	Money Market	Low Duration Bond(1)	Inflation Protected Securities(2)	Asset Allocation	Equity Income
INVESTMENT INCOME:
Dividends	$10,374,315	$210,756	$181,459	$11,314,563	$36,063,222
Interest	—	19,085,499	16,851,726	3,110,185	621,323
Security lending income	—	239,312	271,880	283,076	1,566,845
Foreign taxes withheld on dividends	—	—	—	—	(206,330)
Total investment income	10,374,315	19,535,567	17,305,065	14,707,824	38,045,060
EXPENSES:
Advisory(a)	364,433	472,498	325,553	596,180	1,453,782
Subadviser	—	668,454	501,774	1,472,041	5,464,242
Fund services	1,275,533	1,653,766	1,139,451	2,086,658	5,088,303
Custodian	20,810	70,701	63,019	78,287	168,682
Administration	27,663	44,377	33,632	53,234	129,865
Fund accounting	8,215	10,766	10,766	10,766	25,588
Legal	50,085	84,082	47,221	123,672	285,453
Audit	16,188	22,166	22,166	22,166	22,166
Directors	3,107	5,150	2,789	7,712	17,674
State license fees and memberships	57,793	28,188	27,155	86,140	31,725
Other expenses	24,510	35,170	21,944	49,375	139,765
Total expenses	1,848,337	3,095,318	2,195,470	4,586,231	12,827,245
Less waivers (Note 4)	—	—	—	—	(69,816)
Net Expenses	1,848,337	3,095,318	2,195,470	4,586,231	12,757,429
NET INVESTMENT INCOME	8,525,978	16,440,249	15,109,595	10,121,593	25,287,631
NET REALIZED AND UNREALIZED LOSS (Note 2):
Net realized gain (loss) on:
Investments	—	1,225,349	(3,040,521)	(12,483,520)	(83,610,571)
Forward contracts and foreign currency transactions	—	1,568,382	412,475	—	4,437
Futures contracts	—	197,393	(378,808)	(45,764,155)	—
Options written	—	—	636,414	—	—
Swaps	—	—	(698,929)	—	—
Net realized gain (loss)	—	2,991,124	(3,069,369)	(58,247,675)	(83,606,134)
Realized gain distribution from mutual funds	3,355	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	—	(25,547,742)	(19,015,619)	(212,273,789)	(616,364,880)
Forward contracts and foreign currency transactions	—	(741,931)	(53,026)	—	(640)
Futures contracts	—	61,429	(277,947)	2,019,610	—
Options written	—	—	(199,674)	—	—
Swaps	—	—	1,679,890	—	—
Net change in unrealized depreciation	—	(26,228,244)	(17,866,376)	(210,254,179)	(616,365,520)
NET GAIN (LOSS) ON INVESTMENTS	3,355	(23,237,120)	(20,935,745)	(268,501,854)	(699,971,654)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,529,333	$(6,796,871)	$(5,826,150)	$(258,380,261)	$(674,684,023)

(1)	Formerly Short-Term Bond Fund.
(2)	Formerly US Government Securities Fund.
(a)	Refer to Note 4.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Operations
For the Year Ended December 31, 2008

	Growth & Income	Growth	Select Value	Aggressive Opportunities
INVESTMENT INCOME:
Dividends	$18,236,073	$29,647,803	$6,776,508	$8,274,513
Interest	447,798	564,949	2,729	321,747
Security lending income	475,570	945,291	243,213	3,046,064
Foreign taxes withheld on dividends	(46,580)	(68,214)	(3,046)	(39,773)
Total investment income	19,112,861	31,089,829	7,019,404	11,602,551
EXPENSES:
Advisory(a)	950,113	2,059,812	264,582	921,145
Subadviser	2,842,068	7,642,745	1,225,277	4,597,685
Fund services	3,325,441	7,209,434	926,050	3,224,048
Custodian	141,901	290,284	73,271	175,606
Administration	86,705	155,778	30,062	82,427
Fund accounting	17,283	39,495	12,516	18,809
Legal	181,865	421,163	48,903	188,992
Audit	22,166	22,168	22,174	22,166
Directors	11,233	26,209	2,994	11,775
State license fees and memberships	27,757	34,818	19,321	28,060
Other expenses	80,161	144,484	38,004	72,564
Total expenses	7,686,693	18,046,390	2,663,154	9,343,277
Less waivers (Note 4)	(47,234)	(82,762)	(79,577)	(541,228)
Net Expenses	7,639,459	17,963,628	2,583,577	8,802,049
NET INVESTMENT INCOME	11,473,402	13,126,201	4,435,827	2,800,502
NET REALIZED AND UNREALIZED LOSS (Note 2):
Net realized gain (loss) on:
Investments	(105,544,050)	(360,879,697)	(54,430,739)	(91,753,225)
Forward contracts and foreign currency transactions	(10,008)	(97,652)	(11,502)	(35,616)
Futures contracts	—	—	(73,607)	—
Net realized loss	(105,554,058)	(360,977,349)	(54,515,848)	(91,788,841)
Net change in unrealized appreciation (depreciation) on:
Investments	(338,532,501)	(720,780,481)	(48,589,429)	(369,780,222)
Forward contracts and foreign currency transactions	(1,362)	—	—	(367)
Net change in unrealized depreciation	(338,533,863)	(720,780,481)	(48,589,429)	(369,780,589)
NET LOSS ON INVESTMENTS	(444,087,921)	(1,081,757,830)	(103,105,277)	(461,569,430)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(432,614,519)	$(1,068,631,629)	$(98,669,450)	$(458,768,928)

(a)	Refer to Note 4.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Operations
For the Year Ended December 31, 2008

	Discovery	International	Diversified Assets
INVESTMENT INCOME:
Dividends	$1,472,026	$30,770,854	$484,583
Interest	2,943,474	448,855	13,327,816
Security lending income	347,585	716,024	2,458
Foreign taxes withheld on dividends	(10,539)	(2,951,159)	—
Total investment income	4,752,546	28,984,574	13,814,857
EXPENSES:
Advisory(a)	152,725	962,566	418,967
Subadviser	647,727	4,712,113	1,992,928
Fund services	534,546	3,369,025	1,466,405
Custodian	56,512	761,724	104,427
Administration	22,379	91,870	40,491
Fund accounting	10,766	19,553	14,266
Legal	28,667	188,356	77,265
Audit	22,174	22,166	22,174
Directors	1,760	11,664	4,736
State license fees and memberships	18,441	26,900	2,995
Other expenses	20,692	99,245	52,506
Total expenses	1,516,389	10,265,182	4,197,160
Less waivers (Note 4)	—	—	(42,007)
Net Expenses	1,516,389	10,265,182	4,155,153
NET INVESTMENT INCOME	3,236,157	18,719,392	9,659,704
NET REALIZED AND UNREALIZED LOSS (Note 2):
Net realized gain (loss) on:
Investments	(25,248,994)	(107,483,896)	782,189
Forward contracts and foreign currency transactions	300,909	(2,018,202)	(18,309,325)
Futures contracts	(35,904,556)	—	(24,509,957)
Options written	—	—	(331,646)
Swaps	—	—	9,401,436
Net realized loss	(60,852,641)	(109,502,098)	(32,967,303)
Net change in unrealized appreciation (depreciation) on:
Investments	(16,320,825)	(412,851,783)	(9,211,337)
Forward contracts and foreign currency transactions	(253,949)	89,595	2,647,253
Futures contracts	7,441,024	—	2,380,929
Options written	—	—	(6,722)
Swaps	—	—	(835,137)
Net change in unrealized depreciation	(9,133,750)	(412,762,188)	(5,025,014)
NET LOSS ON INVESTMENTS	(69,986,391)	(522,264,286)	(37,992,317)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(66,750,234)	$(503,544,894)	$(28,332,613)

(a)	Refer to Note 4.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Operations
For the Year Ended December 31, 2008

	Core Bond Index	500 Stock Index	Broad Market Index	Mid/Small Company Index	Overseas Equity Index
INVESTMENT INCOME:
Dividends	$150,938	$7,740,317	$11,501,230	$3,226,139	$7,598,660
Interest	49,872,363	107,465	3,524	14,161	56,760
Security lending income	1,367,575	178,535	507,370	538,812	153,683
Foreign taxes withheld on dividends	(2,632)	—	(508)	(1,270)	(754,244)
Total investment income	51,388,244	8,026,317	12,011,616	3,777,842	7,054,859
EXPENSES:
Advisory(a)	500,565	168,360	265,191	96,898	95,275
Subadviser	229,429	71,530	123,776	83,325	133,514
Fund services Class I	2,379,436	231,146	399,405	282,947	161,678
Fund services Class II	207,998	259,672	397,249	99,482	136,659
Custodian	204,497	58,285	109,237	78,863	216,521
Administration	88,458	38,322	52,640	26,335	28,985
Fund accounting	15,753	10,766	6,897	3,189	10,766
Legal	180,297	67,464	107,440	37,545	40,757
Audit	22,166	22,166	22,166	22,166	22,166
Directors	11,064	4,194	6,683	2,321	2,547
State license fees and memberships	29,028	61,017	26,969	23,864	41,291
Other expenses	79,787	31,108	42,406	17,976	46,288
Total expenses	3,948,478	1,024,030	1,560,059	774,911	936,447
NET INVESTMENT INCOME	47,439,766	7,002,287	10,451,557	3,002,931	6,118,412
NET REALIZED AND UNREALIZED LOSS (Note 2):
Net realized gain (loss) on:
Investments	276,878	5,639,918	9,890,240	8,292,192	6,107,660
Forward contracts and foreign currency transactions	—	—	—	16	(620,730)
Futures contracts	—	(4,164,357)	(3,631,170)	(2,370,748)	(2,794,876)
Net realized gain	276,878	1,475,561	6,259,070	5,921,460	2,692,054
Net change in unrealized appreciation (depreciation) on:
Investments	(7,301,207)	(158,143,265)	(248,830,013)	(96,972,979)	(107,613,235)
Forward contracts and foreign currency transactions	—	—	—	—	379,276
Futures contracts	—	140,234	280,378	137,685	16,835
Net change in unrealized depreciation	(7,301,207)	(158,003,031)	(248,549,635)	(96,835,294)	(107,217,124)
NET LOSS ON INVESTMENTS	(7,024,329)	(156,527,470)	(242,290,565)	(90,913,834)	(104,525,070)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$40,415,437	$(149,525,183)	$(231,839,008)	$(87,910,903)	$(98,406,658)

(a)	Refer to Note 4.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Operations
For the Year Ended December 31, 2008

	Model Portfolio Funds
	Savings Oriented	Conservative Growth	Traditional Growth	Long-Term Growth	All-Equity Growth
INVESTMENT INCOME:
Dividend income from affiliated mutual funds(a)	$8,992,552	$13,736,705	$24,638,399	$19,123,275	$3,653,511
Total investment income	8,992,552	13,736,705	24,638,399	19,123,275	3,653,511
EXPENSES:
Advisory(b)	295,928	534,353	1,205,033	1,335,953	502,885
Custodian	12,320	14,697	18,851	16,759	14,545
Administration	25,579	39,370	84,467	95,060	41,776
Fund accounting	8,215	11,817	29,434	36,223	11,606
Legal	52,092	98,998	246,081	277,907	98,464
Audit	16,758	16,758	16,758	16,758	16,758
Directors	3,184	6,083	15,145	17,111	6,083
State license fees and memberships	26,284	27,951	33,664	35,027	30,640
Other expenses	24,206	47,407	117,724	132,676	50,686
Total expenses	464,566	797,434	1,767,157	1,963,474	773,443
NET INVESTMENT INCOME	8,527,986	12,939,271	22,871,242	17,159,801	2,880,068
NET REALIZED AND UNREALIZED LOSS (Note 2):
Net realized gain (loss) on
Investments	(1,987,418)	(2,406,172)	(7,225,670)	(6,634,342)	2,095,579
Realized gain distributions from affiliated mutual funds	1,030,875	2,716,773	8,642,979	12,197,526	4,853,473
Net change in unrealized appreciation (depreciation) on
Investments	(43,980,970)	(116,156,750)	(400,745,680)	(556,065,057)	(255,635,031)
NET LOSS ON INVESTMENTS	(44,937,513)	(115,846,149)	(399,328,371)	(550,501,873)	(248,685,979)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(36,409,527)	$(102,906,878)	$(376,457,129)	$(533,342,072)	$(245,805,911)

(a)	Received from other Vantagepoint Funds (Note 1).

(b)	Refer to Note 4.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Operations
For the Year Ended December 31, 2008

	Milestone Funds
	Milestone Retirement Income	Milestone 2010	Milestone 2015	Milestone 2020	Milestone 2025
INVESTMENT INCOME:
Dividend income from affiliated mutual funds(a)	$1,427,536	$1,792,766	$2,622,781	$1,959,361	$1,175,259
Total investment income	1,427,536	1,792,766	2,622,781	1,959,361	1,175,259
EXPENSES:
Advisory(b)	50,676	70,520	131,725	115,860	84,964
Custodian	11,128	11,390	12,013	11,704	11,444
Administration	14,936	14,936	17,349	15,227	14,936
Fund accounting	8,215	8,216	8,215	8,215	8,215
Legal	9,152	11,733	23,009	18,922	14,208
Audit	16,758	16,758	16,758	16,758	16,758
Directors	560	711	1,405	1,142	860
State license fees and memberships	20,807	20,177	20,940	20,821	19,963
Other expenses	5,385	6,192	12,623	10,490	7,829
Total expenses	137,617	160,633	244,037	219,139	179,177
Less reimbursements/waivers (Note 4)	(99,861)	(70,298)	(59,738)	(45,701)	(47,231)
Net Expenses	37,756	90,335	184,299	173,438	131,946
NET INVESTMENT INCOME	1,389,780	1,702,431	2,438,482	1,785,923	1,043,313
NET REALIZED AND UNREALIZED LOSS (Note 2):
Net realized gain (loss) on
Investments	(1,688,972)	(1,321,635)	(563,502)	(229,397)	(122,734)
Realized gain distributions from affiliated mutual funds	206,512	437,964	1,322,431	1,532,421	1,288,599
Net change in unrealized appreciation (depreciation) on
Investments	(7,199,573)	(14,388,882)	(38,533,409)	(39,201,986)	(32,407,196)
NET LOSS ON INVESTMENTS	(8,682,033)	(15,272,553)	(37,774,480)	(37,898,962)	(31,241,331)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,292,253)	$(13,570,122)	$(35,335,998)	$(36,113,039)	$(30,198,018)

(a)	Received from other Vantagepoint Funds (Note 1).

(b)	Refer to Note 4.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Operations
For the Year Ended December 31, 2008

	Milestone Funds
	Milestone 2030	Milestone 2035	Milestone 2040
INVESTMENT INCOME:
Dividend income from affiliated mutual funds(a)	$804,528	$446,493	$443,918
Total investment income	804,528	446,493	443,918
EXPENSES:
Advisory(b)	64,826	36,718	35,640
Custodian	11,165	10,928	10,884
Administration	14,936	14,936	14,936
Fund accounting	8,215	8,215	8,215
Legal	10,263	5,891	5,628
Audit	16,758	16,758	16,758
Directors	618	355	337
State license fees and memberships	19,395	18,644	18,790
Other expenses	6,006	3,392	3,314
Total expenses	152,182	115,837	114,502
Less reimbursements/waivers (Note 4)	(44,230)	(44,918)	(44,714)
Net Expenses	107,952	70,919	69,788
NET INVESTMENT INCOME	696,576	375,574	374,130
NET REALIZED AND UNREALIZED LOSS (Note 2):
Net realized gain (loss) on
Investments	(173,445)	(118,354)	(364,251)
Realized gain distributions from affiliated mutual funds	1,187,792	742,967	805,259
Net change in unrealized appreciation (depreciation) on
Investments	(27,122,358)	(16,765,639)	(16,808,677)
NET LOSS ON INVESTMENTS	(26,108,011)	(16,141,026)	(16,367,669)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(25,411,435)	$(15,765,452)	$(15,993,539)

(a)	Received from other Vantagepoint Funds (Note 1).

(b)	Refer to Note 4.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Money Market		Low Duration Bond(1)
	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Increase (decrease) in net assets resulting from operations:
Net investment income	$8,525,978	$12,287,780	$16,440,249	$25,702,951
Net realized gain on sale of investments	3,355	—	2,991,124	526,463
Net change in unrealized appreciation (depreciation) of investments	—	—	(26,228,244)	5,645,487
Net increase (decrease) in net assets resulting from operations	8,529,333	12,287,780	(6,796,871)	31,874,901
Distributions to shareholders from:
Net investment income	(8,525,978)	(12,287,780)	(19,313,137)	(26,485,268)
Net realized gain on investments	(3,355)	—	—	—
Total distributions	(8,529,333)	(12,287,780)	(19,313,137)	(26,485,268)
Capital share transactions:
Proceeds from sale of shares	213,026,415	144,346,127	46,164,681	114,779,955
Reinvestment of distributions	8,042,427	12,287,779	19,313,137	26,485,268
Value of shares redeemed	(69,833,191)	(67,605,809)	(151,784,055)	(247,207,687)
Net increase (decrease) from capital share transactions	151,235,651	89,028,097	(86,306,237)	(105,942,464)
Total increase (decrease) in net assets	151,235,651	89,028,097	(112,416,245)	(100,552,831)
NET ASSETS at beginning of year	306,799,375	217,771,278	507,120,273	607,673,104
NET ASSETS at end of year	$458,035,026	$306,799,375	$394,704,028	$507,120,273
Undistributed net investment loss included in net assets at end of year	$—	$—	$(27,515)	$—
SHARE TRANSACTIONS:
Number of shares sold	213,026,415	144,346,127	4,750,110	11,704,639
Number of shares issued through reinvestment of dividends and distributions	8,042,427	12,287,779	2,007,964	2,707,153
Number of shares redeemed	(69,833,191)	(67,605,809)	(15,836,639)	(25,091,034)
Net increase (decrease) in shares outstanding	151,235,651	89,028,097	(9,078,565)	(10,679,242)

(1)	Formerly Short-Term Bond Fund.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Inflation Protected Securities(2)		Asset Allocation
	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Increase (decrease) in net assets resulting from operations:
Net investment income	$15,109,595	$7,991,618	$10,121,593	$14,512,820
Net realized gain (loss) on sale of investments	(3,069,369)	(571,324)	(58,247,675)	30,008,564
Net change in unrealized appreciation (depreciation) of investments	(17,866,376)	9,632,881	(210,254,179)	1,897,302
Net increase (decrease) in net assets resulting from operations	(5,826,150)	17,053,175	(258,380,261)	46,418,686
Distributions to shareholders from:
Net investment income	(15,002,206)	(7,993,265)	(8,684,265)	(16,268,835)
Net realized gain on investments	—	—	(1,418,715)	(17,570,032)
Return of capital	(3,023,235)	—	—	—
Total distributions	(18,025,441)	(7,993,265)	(10,102,980)	(33,838,867)
Capital share transactions:
Proceeds from sale of shares	142,024,194	150,935,590	24,615,058	60,033,126
Reinvestment of distributions	18,025,441	7,993,265	10,102,980	33,838,867
Value of shares redeemed	(110,259,075)	(36,319,717)	(104,033,272)	(118,504,439)
Net increase (decrease) from capital share transactions	49,790,560	122,609,138	(69,315,234)	(24,632,446)
Total increase (decrease) in net assets	25,938,969	131,669,048	(337,798,475)	(12,052,627)
NET ASSETS at beginning of year	274,208,681	142,539,633	756,328,867	768,381,494
NET ASSETS at end of year	$300,147,650	$274,208,681	$418,530,392	$756,328,867
Undistributed net investment income (loss) included in net assets at end of year	$(115,552)	$13,182	$1,533,477	$96,200
SHARE TRANSACTIONS:
Number of shares sold	13,373,935	14,820,899	3,413,851	6,785,176
Number of shares issued through reinvestment of dividends and distributions	1,708,246	796,656	1,895,493	3,930,182
Number of shares redeemed	(10,916,351)	(3,622,766)	(14,652,613)	(13,452,049)
Net increase (decrease) in shares outstanding	4,165,830	11,994,789	(9,343,269)	(2,736,691)

(1)	Formerly US Government Securities Fund.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Equity Income		Growth & Income
	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Increase (decrease) in net assets resulting from operations:
Net investment income	$25,287,631	$20,299,925	$11,473,402	$11,088,329
Net realized gain (loss) on sale of investments	(83,606,134)	86,852,391	(105,554,058)	139,516,665
Net change in unrealized depreciation of investments	(616,365,520)	(57,192,923)	(338,533,863)	(68,932,822)
Net increase (decrease) in net assets resulting from operations	(674,684,023)	49,959,393	(432,614,519)	81,672,172
Distributions to shareholders from:
Net investment income	—	(22,816,092)	(8,196,016)	(13,826,196)
Net realized gain on investments	(29,223,972)	(61,239,980)	(3,259,751)	(133,206,281)
Total distributions	(29,223,972)	(84,056,072)	(11,455,767)	(147,032,477)
Capital share transactions:
Proceeds from sale of shares	220,012,799	366,342,980	160,104,937	149,717,691
Reinvestment of distributions	29,222,714	84,054,020	11,455,513	147,028,373
Value of shares redeemed	(178,045,400)	(149,503,799)	(82,158,711)	(306,299,246)
Net increase (decrease) from capital share transactions	71,190,113	300,893,201	89,401,739	(9,553,182)
Total increase (decrease) in net assets	(632,717,882)	266,796,522	(354,668,547)	(74,913,487)
NET ASSETS at beginning of year	1,734,749,978	1,467,953,456	1,101,700,461	1,176,613,948
NET ASSETS at end of year	$1,102,032,096	$1,734,749,978	$747,031,914	$1,101,700,461
Undistributed net investment income included in net assets at end of year	$25,340,551	$—	$3,324,664	$3,613
SHARE TRANSACTIONS:
Number of shares sold	29,484,424	34,836,742	19,440,636	12,374,508
Number of shares issued through reinvestment of dividends and distributions	5,012,472	8,490,305	1,776,049	13,818,457
Number of shares redeemed	(21,612,639)	(14,257,589)	(9,399,564)	(24,234,255)
Net increase in shares outstanding	12,884,257	29,069,458	11,817,121	1,958,710

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Growth		Select Value
	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Period from October 30, 2007* to December 31, 2007
Increase (decrease) in net assets resulting from operations:
Net investment income	$13,126,201	$11,478,504	$4,435,827	$1,035,649
Net realized gain (loss) on sale of investments	(360,977,349)	227,328,263	(54,515,848)	(3,837,527)
Net change in unrealized appreciation (depreciation) of investments	(720,780,481)	36,959,498	(48,589,429)	(15,229,407)
Net increase (decrease) in net assets resulting from operations	(1,068,631,629)	275,766,265	(98,669,450)	(18,031,285)
Distributions to shareholders from:
Net investment income	(14,021,331)	(11,708,202)	(4,337,777)	(1,099,764)
Total distributions	(14,021,331)	(11,708,202)	(4,337,777)	(1,099,764)
Capital share transactions:
Proceeds from sale of shares	185,731,169	195,051,211	50,508,186	312,254,918
Reinvestment of distributions	14,021,331	11,708,202	4,337,777	1,099,764
Value of shares redeemed	(257,269,492)	(686,767,442)	(25,041,010)	(66,256)
Net increase (decrease) from capital share transactions	(57,516,992)	(480,008,029)	29,804,953	313,288,426
Total increase (decrease) in net assets	(1,140,169,952)	(215,949,966)	(73,202,274)	294,157,377
NET ASSETS at beginning of year	2,567,844,538	2,783,794,504	294,157,377	—
NET ASSETS at end of year	$1,427,674,586	$2,567,844,538	$220,955,103	$294,157,377
Undistributed net investment income included in net assets at end of year	$—	$527,836	$171,781	$—
SHARE TRANSACTIONS:
Number of shares sold	23,151,008	18,891,829	7,235,708	31,249,053
Number of shares issued through reinvestment of dividends and distributions	2,344,704	1,109,782	735,217	115,855
Number of shares redeemed	(29,697,797)	(65,523,919)	(2,950,888)	(6,928)
Net increase (decrease) in shares outstanding	(4,202,085)	(45,522,308)	5,020,037	31,357,980

*	Commencement of operations

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Aggressive Opportunities
	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Increase (decrease) in net assets resulting from operations:
Net investment income	$2,800,502	$1,095,469
Net realized gain (loss) on sale of investments	(91,788,841)	205,011,410
Net change in unrealized depreciation of investments	(369,780,589)	(115,328,603)
Net increase (decrease) in net assets resulting from operations	(458,768,928)	90,778,276
Distributions to shareholders from:
Net investment income	(895,850)	—
Net realized gain on investments	(28,096,325)	(197,540,253)
Total distributions	(28,992,175)	(197,540,253)
Capital share transactions:
Proceeds from sale of shares	105,261,023	102,369,031
Reinvestment of distributions	28,992,175	197,540,252
Value of shares redeemed	(132,834,825)	(405,110,096)
Net increase (decrease) from capital share transactions	1,418,373	(105,200,813)
Total decrease in net assets	(486,342,730)	(211,962,790)
NET ASSETS at beginning of year	1,154,745,485	1,366,708,275
NET ASSETS at end of year	$668,402,755	$1,154,745,485
Undistributed net investment income included in net assets at end of year	$3,011,138	$1,056,032
SHARE TRANSACTIONS:
Number of shares sold	12,677,701	7,396,274
Number of shares issued through reinvestment of dividends and distributions	4,653,640	17,373,813
Number of shares redeemed	(14,073,351)	(28,581,652)
Net increase (decrease) in shares outstanding	3,257,990	(3,811,565)

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Discovery		International
	For the Year Ended December 31, 2008	For the Period from October 30, 2007* to December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Increase (decrease) in net assets resulting from operations:
Net investment income	$3,236,157	$606,893	$18,719,392	$12,941,748
Net realized gain (loss) on sale of investments	(60,852,641)	(4,119,063)	(109,502,098)	152,923,621
Net change in unrealized depreciation of investments	(9,133,750)	(7,995,699)	(412,762,188)	(30,627,134)
Net increase (decrease) in net assets resulting from operations	(66,750,234)	(11,507,869)	(503,544,894)	135,238,235
Distributions to shareholders from:
Net investment income	(3,602,006)	(628,948)	(1,905,212)	(16,602,361)
Net realized gain on investments	—	(1,324,597)	(11,922,689)	(139,045,053)
Return of capital	(1,224,171)	—	—	—
Total distributions	(4,826,177)	(1,953,545)	(13,827,901)	(155,647,414)
Capital share transactions:
Proceeds from sale of shares	37,194,140	185,160,551	218,070,393	120,666,811
Reinvestment of distributions	4,826,177	1,953,545	13,827,901	155,647,414
Value of shares redeemed	(17,571,917)	(142,568)	(93,344,702)	(160,707,190)
Net increase from capital share transactions	24,448,400	186,971,528	138,553,592	115,607,035
Total increase (decrease) in net assets	(47,128,011)	173,510,114	(378,819,203)	95,197,856
NET ASSETS at beginning of year	173,510,114	—	1,145,028,806	1,049,830,950
NET ASSETS at end of year	$126,382,103	$173,510,114	$766,209,603	$1,145,028,806
Undistributed net investment income (loss) included in net assets at end of year	$(1,476)	$(7,646)	$14,648,764	$(1,068,775)
SHARE TRANSACTIONS:
Number of shares sold	5,588,128	18,559,432	23,891,401	8,952,026
Number of shares issued through reinvestment of dividends and distributions	926,329	208,045	1,989,626	12,884,720
Number of shares redeemed	(2,129,085)	(15,279)	(9,351,422)	(11,443,736)
Net increase in shares outstanding	4,385,372	18,752,198	16,529,605	10,393,010

*	Commencement of operations

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Diversified Assets
	For the Year Ended December 31, 2008	For the Period from October 30, 2007* to December 31, 2007
Increase (decrease) in net assets resulting from operations:
Net investment income	$9,659,704	$2,781,895
Net realized gain (loss) on sale of investments	(32,967,303)	390,364
Net change in unrealized depreciation of investments	(5,025,014)	(3,711,889)
Net decrease in net assets resulting from operations	(28,332,613)	(539,630)
Distributions to shareholders from:
Net investment income	—	(2,003,176)
Net realized gain on investments	(7,650)	—
Total distributions	(7,650)	(2,003,176)
Capital share transactions:
Proceeds from sale of shares	37,452,080	468,810,705
Reinvestment of distributions	7,650	2,003,176
Value of shares redeemed	(136,203,815)	(3,096,533)
Net increase (decrease) from capital share transactions	(98,744,085)	467,717,348
Total increase (decrease) in net assets	(127,084,348)	465,174,542
NET ASSETS at beginning of year	465,174,542	—
NET ASSETS at end of period	$338,090,194	$465,174,542
Undistributed net investment income (loss) included in net assets at end of period	$(553,185)	$2,234,057
SHARE TRANSACTIONS:
Number of shares sold	3,802,171	46,882,026
Number of shares issued through reinvestment of dividends and distributions	829	200,920
Number of shares redeemed	(14,138,289)	(311,348)
Net increase (decrease) in shares outstanding	(10,335,289)	46,771,598

*	Commencement of operations

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Core Bond Index		500 Stock Index
	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Increase (decrease) in net assets resulting from operations:
Net investment income	$47,439,766	$57,760,506	$7,002,287	$7,015,582
Net realized gain on sale of investments	276,878	498,179	1,475,561	15,061,590
Net change in unrealized appreciation (depreciation) of investments	(7,301,207)	20,506,955	(158,003,031)	(1,298,250)
Net increase (decrease) in net assets resulting from operations	40,415,437	78,765,640	(149,525,183)	20,778,922
Distributions to shareholders from:
Net investment income—Class I	(39,915,020)	(51,586,668)	(1,410,603)	(1,377,508)
Net investment income—Class II	(11,062,187)	(9,808,163)	(5,548,789)	(5,594,202)
Total distributions	(50,977,207)	(61,394,831)	(6,959,392)	(6,971,710)
Capital share transactions:
Proceeds from sale of shares—Class I	82,995,603	172,971,124	10,720,302	10,211,022
Proceeds from sale of shares—Class II	43,947,884	35,619,251	43,829,250	49,072,500
Reinvestment of distributions—Class I	39,915,020	51,586,668	1,409,940	1,376,854
Reinvestment of distributions—Class II	11,062,128	9,808,163	5,548,789	5,594,202
Value of shares redeemed—Class I	(345,645,270)	(339,766,033)	(12,464,661)	(28,241,458)
Value of shares redeemed—Class II	(35,193,171)	(17,447,285)	(43,763,464)	(35,248,059)
Net increase (decrease) from capital share transactions	(202,917,806)	(87,228,112)	5,280,156	2,765,061
Total increase (decrease) in net assets	(213,479,576)	(69,857,303)	(151,204,419)	16,572,273
NET ASSETS at beginning of year	1,090,114,078	1,159,971,381	411,941,544	395,369,271
NET ASSETS at end of year	$876,634,502	$1,090,114,078	$260,737,125	$411,941,544
Undistributed net investment income included in net assets at end of year	$144,064	$—	$142,916	$100,021
SHARE TRANSACTIONS:
Number of shares sold—Class I	8,484,591	17,805,432	1,208,103	874,195
Number of shares issued through reinvestment of dividends and distributions—Class I	4,096,009	5,297,698	196,097	117,179
Number of shares redeemed—Class I	(35,684,635)	(34,530,649)	(1,245,519)	(2,376,236)
Net increase (decrease) in shares outstanding—Class I	(23,104,035)	(11,427,519)	158,681	(1,384,862)
Number of shares sold—Class II	4,483,496	3,647,067	4,979,208	4,383,577
Number of shares issued through reinvestment of dividends and distributions—Class II	1,131,685	1,001,750	815,999	502,624
Number of shares redeemed—Class II	(3,588,535)	(1,786,893)	(4,656,576)	(3,154,850)
Net increase in shares outstanding—Class II	2,026,646	2,861,924	1,138,631	1,731,351

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Broad Market Index		Mid/Small Company Index
	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Increase (decrease) in net assets resulting from operations:
Net investment income	$10,451,557	$10,897,242	$3,002,931	$2,729,443
Net realized gain on sale of investments	6,259,070	13,067,491	5,921,460	15,633,115
Net change in unrealized appreciation (depreciation) of investments	(248,549,635)	9,972,802	(96,835,294)	(9,612,842)
Net increase (decrease) in net assets resulting from operations	(231,839,008)	33,937,535	(87,910,903)	8,749,716
Distributions to shareholders from:
Net investment income—Class I	(2,222,805)	(2,337,523)	(1,441,088)	(1,189,641)
Net investment income—Class II	(8,208,047)	(8,261,327)	(1,451,846)	(1,647,238)
Net realized gain on investments—Class I	—	—	(4,842,940)	(5,636,302)
Net realized gain on investments—Class II	—	—	(4,429,446)	(6,824,984)
Return of capital—Class I	—	—	(133,703)	—
Return of capital—Class II	—	—	(134,701)	—
Total distributions	(10,430,852)	(10,598,850)	(12,433,724)	(15,298,165)
Capital share transactions:
Proceeds from sale of shares—Class I	9,673,227	11,669,028	32,582,640	42,689,204
Proceeds from sale of shares—Class II	37,283,921	61,244,285	14,843,027	27,835,527
Reinvestment of distributions—Class I	2,222,805	2,335,081	6,416,887	6,824,731
Reinvestment of distributions—Class II	8,208,047	8,261,327	6,015,993	8,472,221
Value of shares redeemed—Class I	(27,435,790)	(47,216,585)	(12,782,018)	(19,337,217)
Value of shares redeemed—Class II	(52,793,027)	(50,125,859)	(19,585,073)	(18,053,229)
Net increase (decrease) from capital share transactions	(22,840,817)	(13,832,723)	27,491,456	48,431,237
Total increase (decrease) in net assets	(265,110,677)	9,505,962	(72,853,171)	41,882,788
NET ASSETS at beginning of year	655,118,339	645,612,377	227,446,214	185,563,426
NET ASSETS at end of year	$390,007,662	$655,118,339	$154,593,043	$227,446,214
Undistributed net investment income included in net assets at end of year	$5,577,749	$5,557,044	$347,225	$226,082
SHARE TRANSACTIONS:
Number of shares sold—Class I	989,537	946,498	2,686,183	2,415,991
Number of shares issued through reinvestment of dividends and distributions—Class I	294,411	188,465	716,970	415,383
Number of shares redeemed—Class I	(2,627,138)	(3,772,869)	(894,092)	(1,091,982)
Net increase (decrease) in shares outstanding—Class I	(1,343,190)	(2,637,906)	2,509,061	1,739,392
Number of shares sold—Class II	4,019,341	5,158,271	1,169,646	1,647,944
Number of shares issued through reinvestment of dividends and distributions—Class II	1,154,437	706,096	707,764	540,665
Number of shares redeemed—Class II	(5,411,842)	(4,263,802)	(1,492,600)	(1,074,900)
Net increase (decrease) in shares outstanding—Class II	(238,064)	1,600,565	384,810	1,113,709

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Overseas Equity Index
	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Increase (decrease) in net assets resulting from operations:
Net investment income	$6,118,412	$5,597,127
Net realized gain on sale of investments	2,692,054	2,917,727
Net change in unrealized appreciation (depreciation) of investments	(107,217,124)	10,080,756
Net increase (decrease) in net assets resulting from operations	(98,406,658)	18,595,610
Distributions to shareholders from:
Net investment income—Class I	(1,336,462)	(1,763,018)
Net investment income—Class II	(3,924,003)	(5,059,311)
Net realized gain on investments—Class I	(249,251)	(60,409)
Net realized gain on investments—Class II	(676,220)	(159,801)
Total distributions	(6,185,936)	(7,042,539)
Capital share transactions:
Proceeds from sale of shares—Class I	6,859,056	27,890,700
Proceeds from sale of shares—Class II	16,619,604	74,024,535
Reinvestment of distributions—Class I	1,585,713	1,823,427
Reinvestment of distributions—Class II	4,600,223	5,219,112
Value of shares redeemed—Class I	(13,507,891)	(18,421,827)
Value of shares redeemed—Class II	(32,207,815)	(15,927,218)
Net increase (decrease) from capital share transactions	(16,051,110)	74,608,729
Total increase (decrease) in net assets	(120,643,704)	86,161,800
NET ASSETS at beginning of year	249,383,678	163,221,878
NET ASSETS at end of year	$128,739,974	$249,383,678
Undistributed net investment loss included in net assets at end of year	$(200,943)	$(655,016)
SHARE TRANSACTIONS:
Number of shares sold—Class I	556,826	1,891,940
Number of shares issued through reinvestment of dividends and distributions—Class I	192,441	124,042
Number of shares redeemed—Class I	(1,137,746)	(1,243,647)
Net increase (decrease) in shares outstanding—Class I	(388,479)	772,335
Number of shares sold—Class II	1,470,231	5,269,653
Number of shares issued through reinvestment of dividends and distributions—Class II	592,812	375,746
Number of shares redeemed—Class II	(2,832,342)	(1,139,175)
Net increase (decrease) in shares outstanding—Class II	(769,299)	4,506,224

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Model Portfolio
	Savings Oriented		Conservative Growth
	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Increase (decrease) in net assets resulting from operations:
Net investment income	$8,527,986	$11,047,718	$12,939,271	$17,250,450
Net realized gain (loss) on sale of investments	(956,543)	10,033,007	310,601	35,859,795
Net change in unrealized depreciation of investments	(43,980,970)	(3,176,082)	(116,156,750)	(16,944,589)
Net increase (decrease) in net assets resulting from operations	(36,409,527)	17,904,643	(102,906,878)	36,165,656
Distributions to shareholders from:
Net investment income	(8,184,379)	(11,429,931)	(11,657,680)	(17,209,933)
Net realized gain on investments	(6,116,677)	(6,554,344)	(15,629,609)	(16,331,111)
Total distributions	(14,301,056)	(17,984,275)	(27,287,289)	(33,541,044)
Capital share transactions:
Proceeds from sale of shares	40,058,210	44,073,792	61,047,551	76,525,555
Reinvestment of distributions	14,298,539	17,980,653	27,285,031	33,537,838
Value of shares redeemed	(59,131,415)	(42,806,803)	(106,480,414)	(64,879,551)
Net increase (decrease) from capital share transactions	(4,774,666)	19,247,642	(18,147,832)	45,183,842
Total increase (decrease) in net assets	(55,485,249)	19,168,010	(148,341,999)	47,808,454
NET ASSETS at beginning of year	311,455,260	292,287,250	597,774,507	549,966,053
NET ASSETS at end of year	$255,970,011	$311,455,260	$449,432,508	$597,774,507
Undistributed net investment income included in net assets at end of year	$445,678	$101,694	$1,271,503	$44,495
SHARE TRANSACTIONS:
Number of shares sold	1,677,397	1,730,816	2,619,171	3,011,108
Number of shares issued through reinvestment of dividends and distributions	704,015	729,734	1,462,220	1,364,436
Number of shares redeemed	(2,555,444)	(1,682,939)	(4,753,682)	(2,557,487)
Net increase (decrease) in shares outstanding	(174,032)	777,611	(672,291)	1,818,057

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Model Portfolio
	Traditional Growth		Long-Term Growth
	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Increase (decrease) in net assets resulting from operations:
Net investment income	$22,871,242	$31,735,780	$17,159,801	$25,135,912
Net realized gain on sale of investments	1,417,309	128,230,531	5,563,184	174,786,280
Net change in unrealized depreciation of investments	(400,745,680)	(65,549,999)	(556,065,057)	(84,781,758)
Net increase (decrease) in net assets resulting from operations	(376,457,129)	94,416,312	(533,342,072)	115,140,434
Distributions to shareholders from:
Net investment income	(18,147,087)	(31,904,876)	(14,835,289)	(27,195,141)
Net realized gain on investments	(56,318,526)	(78,249,189)	(81,346,774)	(112,388,266)
Total distributions	(74,465,613)	(110,154,065)	(96,182,063)	(139,583,407)
Capital share transactions:
Proceeds from sale of shares	128,026,199	192,418,417	192,635,516	225,914,615
Reinvestment of distributions	74,462,712	110,148,863	96,182,063	139,583,407
Value of shares redeemed	(166,714,463)	(130,617,054)	(133,684,969)	(133,985,865)
Net increase from capital share transactions	35,774,448	171,950,226	155,132,610	231,512,157
Total increase (decrease) in net assets	(415,148,294)	156,212,473	(474,391,525)	207,069,184
NET ASSETS at beginning of year	1,487,224,305	1,331,011,832	1,677,987,401	1,470,918,217
NET ASSETS at end of year	$1,072,076,011	$1,487,224,305	$1,203,595,876	$1,677,987,401
Undistributed net investment income included in net assets at end of year	$5,345,856	$217,202	$3,270,009	$258,092
SHARE TRANSACTIONS:
Number of shares sold	5,851,468	7,571,413	9,185,144	8,702,424
Number of shares issued through reinvestment of dividends and distributions	4,604,991	4,581,900	6,498,788	5,746,538
Number of shares redeemed	(7,929,999)	(5,157,061)	(6,437,541)	(5,173,421)
Net increase in shares outstanding	2,526,460	6,996,252	9,246,391	9,275,541

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Model Portfolio
	All-Equity Growth
	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Increase (decrease) in net assets resulting from operations:
Net investment income	$2,880,068	$4,514,020
Net realized gain on sale of investments	6,949,052	89,807,469
Net change in unrealized depreciation of investments	(255,635,031)	(57,178,320)
Net increase (decrease) in net assets resulting from operations	(245,805,911)	37,143,169
Distributions to shareholders from:
Net investment income	(3,151,587)	(4,486,315)
Net realized gain on investments	(39,945,687)	(65,413,447)
Total distributions	(43,097,274)	(69,899,762)
Capital share transactions:
Proceeds from sale of shares	82,578,115	136,632,905
Reinvestment of distributions	43,097,274	69,899,761
Value of shares redeemed	(49,088,708)	(46,690,300)
Net increase from capital share transactions	76,586,681	159,842,366
Total increase (decrease) in net assets	(212,316,504)	127,085,773
NET ASSETS at beginning of year	597,973,400	470,887,627
NET ASSETS at end of year	$385,656,896	$597,973,400
Undistributed net investment income included in net assets at end of year	$348,040	$27,705
SHARE TRANSACTIONS:
Number of shares sold	4,141,968	4,944,497
Number of shares issued through reinvestment of dividends and distributions	3,456,076	2,828,805
Number of shares redeemed	(2,373,655)	(1,687,941)
Net increase in shares outstanding	5,224,389	6,085,361

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone Retirement Income		Milestone 2010
	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Increase (decrease) in net assets resulting from operations:
Net investment income	$1,389,780	$1,447,706	$1,702,431	$1,862,328
Net realized gain (loss) on sale of investments	(1,482,460)	2,193,012	(883,671)	4,477,190
Net change in unrealized depreciation of investments	(7,199,573)	(1,437,303)	(14,388,882)	(2,775,104)
Net increase (decrease) in net assets resulting from operations	(7,292,253)	2,203,415	(13,570,122)	3,564,414
Distributions to shareholders from:
Net investment income	(1,362,640)	(1,429,070)	(1,721,769)	(1,852,719)
Net realized gain on investments	(1,379,482)	(1,172,527)	(2,117,316)	(3,605,712)
Total distributions	(2,742,122)	(2,601,597)	(3,839,085)	(5,458,431)
Capital share transactions:
Proceeds from sale of shares	23,704,479	48,311,777	27,918,306	35,634,712
Reinvestment of distributions	2,742,122	2,601,597	3,839,085	5,458,431
Value of shares redeemed	(27,661,583)	(18,477,038)	(19,707,726)	(17,279,834)
Net increase (decrease) from capital share transactions	(1,214,982)	32,436,336	12,049,665	23,813,309
Total increase (decrease) in net assets	(11,249,357)	32,038,154	(5,359,542)	21,919,292
NET ASSETS at beginning of year	54,572,518	22,534,364	70,402,509	48,483,217
NET ASSETS at end of year	$43,323,161	$54,572,518	$65,042,967	$70,402,509
Undistributed net investment income included in net assets at end of year	$51,822	$24,605	$43,936	$22,948
SHARE TRANSACTIONS:
Number of shares sold	2,352,936	4,446,191	2,811,603	3,161,189
Number of shares issued through reinvestment of dividends and distributions	325,281	245,666	473,377	513,011
Number of shares redeemed	(2,759,763)	(1,692,800)	(2,028,709)	(1,528,708)
Net increase (decrease) in shares outstanding	(81,546)	2,999,057	1,256,271	2,145,492

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone 2015		Milestone 2020
	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Increase (decrease) in net assets resulting from operations:
Net investment income	$2,438,482	$2,863,776	$1,785,923	$2,052,210
Net realized gain on sale of investments	758,929	10,072,209	1,303,024	9,066,273
Net change in unrealized depreciation of investments	(38,533,409)	(6,233,099)	(39,201,986)	(5,582,812)
Net increase (decrease) in net assets resulting from operations	(35,335,998)	6,702,886	(36,113,039)	5,535,671
Distributions to shareholders from:
Net investment income	(2,474,669)	(2,848,960)	(1,810,723)	(2,039,159)
Net realized gain on investments	(5,077,309)	(7,814,541)	(4,585,919)	(6,683,034)
Total distributions	(7,551,978)	(10,663,501)	(6,396,642)	(8,722,193)
Capital share transactions:
Proceeds from sale of shares	40,523,338	60,956,155	49,804,866	56,150,529
Reinvestment of distributions	7,551,978	10,663,501	6,396,642	8,722,193
Value of shares redeemed	(23,473,293)	(13,481,653)	(13,315,901)	(12,023,958)
Net increase from capital share transactions	24,602,023	58,138,003	42,885,607	52,848,764
Total increase (decrease) in net assets	(18,285,953)	54,177,388	375,926	49,662,242
NET ASSETS at beginning of year	138,534,840	84,357,452	112,063,985	62,401,743
NET ASSETS at end of year	$120,248,887	$138,534,840	$112,439,911	$112,063,985
Undistributed net investment income included in net assets at end of year	$44,921	$32,456	$16,841	$23,503
SHARE TRANSACTIONS:
Number of shares sold	4,044,233	5,159,021	5,005,265	4,659,932
Number of shares issued through reinvestment of dividends and distributions	973,193	958,086	841,663	765,776
Number of shares redeemed	(2,364,993)	(1,142,641)	(1,344,430)	(991,037)
Net increase in shares outstanding	2,652,433	4,974,466	4,502,498	4,434,671

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone 2025		Milestone 2030
	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Increase (decrease) in net assets resulting from operations:
Net investment income	$1,043,313	$1,360,961	$696,576	$891,629
Net realized gain on sale of investments	1,165,865	7,377,183	1,014,347	5,846,112
Net change in unrealized depreciation of investments	(32,407,196)	(4,798,841)	(27,122,358)	(3,748,429)
Net increase (decrease) in net assets resulting from operations	(30,198,018)	3,939,303	(25,411,435)	2,989,312
Distributions to shareholders from:
Net investment income	(1,064,717)	(1,351,918)	(707,098)	(885,927)
Net realized gain on investments	(3,910,687)	(5,365,413)	(3,092,036)	(3,816,978)
Total distributions	(4,975,404)	(6,717,331)	(3,799,134)	(4,702,905)
Capital share transactions:
Proceeds from sale of shares	37,449,628	37,087,137	35,509,674	37,953,626
Reinvestment of distributions	4,975,404	6,717,331	3,799,134	4,702,905
Value of shares redeemed	(9,826,405)	(5,938,654)	(5,380,669)	(5,485,151)
Net increase from capital share transactions	32,598,627	37,865,814	33,928,139	37,171,380
Total increase (decrease) in net assets	(2,574,795)	35,087,786	4,717,570	35,457,787
NET ASSETS at beginning of year	83,891,489	48,803,703	61,464,949	26,007,162
NET ASSETS at end of year	$81,316,694	$83,891,489	$66,182,519	$61,464,949
Undistributed net investment income included in net assets at end of year	$15,443	$15,461	$15,428	$8,215
SHARE TRANSACTIONS:
Number of shares sold	3,766,466	2,999,931	3,653,529	3,082,748
Number of shares issued through reinvestment of dividends and distributions	678,773	580,582	529,127	399,228
Number of shares redeemed	(977,278)	(480,640)	(525,365)	(441,895)
Net increase in shares outstanding	3,467,961	3,099,873	3,657,291	3,040,081

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone 2035		Milestone 2040
	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Increase (decrease) in net assets resulting from operations:
Net investment income	$375,574	$462,775	$374,130	$422,951
Net realized gain on sale of investments	624,613	3,430,667	441,008	3,230,014
Net change in unrealized depreciation of investments	(16,765,639)	(2,532,444)	(16,808,677)	(2,532,853)
Net increase (decrease) in net assets resulting from operations	(15,765,452)	1,360,998	(15,993,539)	1,120,112
Distributions to shareholders from:
Net investment income	(382,900)	(459,930)	(382,517)	(419,577)
Net realized gain on investments	(1,859,445)	(2,293,591)	(1,838,729)	(1,940,328)
Total distributions	(2,242,345)	(2,753,521)	(2,221,246)	(2,359,905)
Capital share transactions:
Proceeds from sale of shares	21,490,208	20,109,689	26,240,631	24,450,383
Reinvestment of distributions	2,242,345	2,753,521	2,221,246	2,359,905
Value of shares redeemed	(3,180,578)	(3,057,592)	(5,127,590)	(5,388,330)
Net increase from capital share transactions	20,551,975	19,805,618	23,334,287	21,421,958
Total increase in net assets	2,544,178	18,413,095	5,119,502	20,182,165
NET ASSETS at beginning of year	34,830,706	16,417,611	32,881,646	12,699,481
NET ASSETS at end of year	$37,374,884	$34,830,706	$38,001,148	$32,881,646
Undistributed net investment income included in net assets at end of year	$10,345	$4,123	$11,607	$4,011
SHARE TRANSACTIONS:
Number of shares sold	2,230,550	1,584,822	2,756,161	1,932,647
Number of shares issued through reinvestment of dividends and distributions	323,571	232,365	326,174	198,813
Number of shares redeemed	(314,653)	(242,203)	(502,991)	(422,206)
Net increase in shares outstanding	2,239,468	1,574,984	2,579,344	1,709,254

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Money Market
	For the Year Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.02	0.05	0.04	0.03	0.01
Net realized and unrealized gain on investments	0.00 #	—	(0.00)#	—	—
Total from investment operations	0.02	0.05	0.04	0.03	0.01
Less distributions:
From net investment income	(0.02)	(0.05)	(0.04)	(0.03)	(0.01)
From net realized gains	(0.00)#	—	(0.00)#	—	—
Total distributions	(0.02)	(0.05)	(0.04)	(0.03)	(0.01)
Net Asset Value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	2.41%	4.75%	4.51%	2.70%	0.82%
Ratios/Supplemental data:
Net assets, end of year (000)	$458,035	$306,799	$217,771	$142,979	$116,449
Ratios to average net assets:
Ratio of expenses to average net assets	0.51%	0.51%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	2.34%	4.64%	4.47%	2.70%	0.84%
Portfolio turnover	N/A	N/A	N/A	N/A	N/A

#	Rounds to less than $0.01

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Low Duration Bond(1)
	For the Year Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, beginning of period	$9.83	$9.76	$9.79	$9.98	$10.00
Income from investment operations:
Net investment income	0.34	0.41	0.37	0.30	0.12
Net realized and unrealized gain (loss) on investments	(0.48)	0.09	0.01	(0.18)	0.24
Total from investment operations	(0.14)	0.50	0.38	0.12	0.36
Less distributions:
From net investment income	(0.41)	(0.43)	(0.38)	(0.31)	(0.20)
From net realized gains	—	—	—	—	(0.04)
Return of capital	—	—	(0.03)	—	(0.14)
Total distributions	(0.41)	(0.43)	(0.41)	(0.31)	(0.38)
Net Asset Value, end of year	$9.28	$9.83	$9.76	$9.79	$9.98
Total return	(1.52)%	5.24%	3.98%	1.27%	3.65%
Ratios/Supplemental data:
Net assets, end of year (000)	$394,704	$507,120	$607,673	$543,913	$499,404
Ratios to average net assets:
Ratio of expenses to average net assets	0.66%	0.65%	0.65%	0.65%	0.78%
Ratio of net investment income to average net assets	3.48%	4.15%	3.82%	3.10%	1.94%
Portfolio turnover	91%	149%	123%	120%	273%

(1)	Formerly Short-Term Bond Fund.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Inflation Protected Securities(2)
	For the Year Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, beginning of period	$10.46	$10.03	$10.12	$10.33	$10.54
Income from investment operations:
Net investment income	0.57	0.50	0.39	0.31	0.26
Net realized and unrealized gain (loss) on investments	(0.59)	0.43	(0.06)	(0.20)	(0.07)
Total from investment operations	(0.02)	0.93	0.33	0.11	0.19
Less distributions:
From net investment income	(0.46)	(0.50)	(0.39)	(0.32)	(0.27)
From net realized gains	—	—	—	—	(0.13)
Return of capital	(0.10)	—	(0.03)	—	—
Total distributions	(0.56)	(0.50)	(0.42)	(0.32)	(0.40)
Net Asset Value, end of year	$9.88	$10.46	$10.03	$10.12	$10.33
Total return	(0.40)%	9.64%	3.34%	1.05%	1.77%
Ratios/Supplemental data:
Net assets, end of year (000)	$300,148	$274,209	$142,540	$151,335	$163,167
Ratios to average net assets:
Ratio of expenses to average net assets	0.67%	0.68%	0.60%	0.59%	0.58%
Ratio of net investment income to average net assets	4.64%	4.86%	3.85%	3.01%	2.49%
Portfolio turnover	149%	174%	69%	91%	205%

(2)	Formerly US Government Securities Fund.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Asset Allocation
	For the Year Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, beginning of period	$8.53	$8.40	$7.51	$7.33	$6.75
Income from investment operations:
Net investment income	0.13	0.17	0.14	0.12	0.12
Net realized and unrealized gain (loss) on investments	(3.26)	0.36	1.03	0.22	0.59
Total from investment operations	(3.13)	0.53	1.17	0.34	0.71
Less distributions:
From net investment income	(0.11)	(0.19)	(0.14)	(0.12)	(0.11)
From net realized gains	(0.02)	(0.21)	(0.14)	(0.04)	(0.02)
Total distributions	(0.13)	(0.40)	(0.28)	(0.16)	(0.13)
Net Asset Value, end of year	$5.27	$8.53	$8.40	$7.51	$7.33
Total return	(36.71)%	6.25%	15.51%	4.54%	10.62%
Ratios/Supplemental data:
Net assets, end of year (000)	$418,530	$756,329	$768,381	$737,783	$795,534
Ratios to average net assets:
Ratio of expenses to average net assets	0.77%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	1.70%	1.87%	1.67%	1.48%	1.60%
Portfolio turnover	5%	4%	15%	9%	15%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Equity Income
	For the Year Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, beginning of period	$9.78	$9.90	$8.87	$8.95	$7.88
Income from investment operations:
Net investment income	0.13	0.13	0.14	0.16	0.09
Net realized and unrealized gain (loss) on investments	(3.96)	0.25	1.52	0.36	1.07
Total from investment operations	(3.83)	0.38	1.66	0.52	1.16
Less distributions:
From net investment income	—	(0.14)	(0.14)	(0.16)	(0.09)
From net realized gains	(0.16)	(0.36)	(0.49)	(0.44)	—
Total distributions	(0.16)	(0.50)	(0.63)	(0.60)	(0.09)
Net Asset Value, end of year	$5.79	$9.78	$9.90	$8.87	$8.95
Total return	(39.19)%	3.76%	18.73%	5.76%	14.78%
Ratios/Supplemental data:
Net assets, end of year (000)	$1,102,032	$1,734,750	$1,467,953	$1,260,470	$1,088,207
Ratios to average net assets:
Ratio of expenses to average net assets	0.88%	0.88%	0.89%	0.90%	0.90%
Ratio of net investment income to average net assets	1.74%	1.22%	1.48%	1.77%	1.18%
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.88%	0.88%	0.89%	0.89%	0.90%
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	1.74%	1.23%	1.49%	1.78%	1.18%
Portfolio turnover	29%	18%	18%	16%	14%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Growth & Income
	For the Year Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, beginning of period	$10.56	$11.49	$10.64	$10.12	$9.38
Income from investment operations:
Net investment income	0.10	0.12	0.10	0.09	0.09
Net realized and unrealized gain (loss) on investments	(4.13)	0.58	1.32	0.52	0.74
Total from investment operations	(4.03)	0.70	1.42	0.61	0.83
Less distributions:
From net investment income	(0.07)	(0.15)	(0.10)	(0.09)	(0.09)
From net realized gains	(0.03)	(1.48)	(0.47)	—	—
Total distributions	(0.10)	(1.63)	(0.57)	(0.09)	(0.09)
Net Asset Value, end of year	$6.43	$10.56	$11.49	$10.64	$10.12
Total return	(38.16)%	5.98%	13.28%	6.02%	8.85%
Ratios/Supplemental data:
Net assets, end of year (000)	$747,032	$1,101,700	$1,176,614	$1,016,831	$912,470
Ratios to average net assets:
Ratio of expenses to average net assets	0.81%	0.81%	0.81%	0.82%	0.82%
Ratio of net investment income to average net assets	1.20%	0.90%	0.89%	0.87%	0.97%
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.80%	0.80%	0.81%	0.82%	0.82%
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	1.21%	0.90%	0.90%	0.88%	0.97%
Portfolio turnover	58%	41%	38%	27%	22%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Growth
	For the Year Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, beginning of period	$10.45	$9.56	$8.70	$8.31	$8.07
Income from investment operations:
Net investment income	0.06	0.05	0.03	0.01	0.02
Net realized and unrealized gain (loss) on investments	(4.54)	0.89	0.86	0.39	0.24
Total from investment operations	(4.48)	0.94	0.89	0.40	0.26
Less distributions:
From net investment income	(0.06)	(0.05)	(0.03)	(0.01)	(0.02)
Total distributions	(0.06)	(0.05)	(0.03)	(0.01)	(0.02)
Net Asset Value, end of year	$5.91	$10.45	$9.56	$8.70	$8.31
Total return	(42.89)%	9.81%	10.21%	4.86%	3.27%
Ratios/Supplemental data:
Net assets, end of year (000)	$1,427,675	$2,567,845	$2,783,795	$2,816,803	$2,998,469
Ratios to average net assets:
Ratio of expenses to average net assets	0.88%	0.87%	0.90%	0.94%	0.95%
Ratio of net investment income to average net assets	0.63%	0.41%	0.31%	0.11%	0.28%
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.87%	0.87%	0.90%	0.94%	0.95%
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	0.64%	0.41%	0.31%	0.11%	0.28%
Portfolio turnover	175%	50%	62%	85%	49%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Select Value
	For the Year Ended December 31, 2008	For the Period from October 30, 2007* to December 31, 2007
Net Asset Value, beginning of period	$9.38	$10.00
Income from investment operations:
Net investment income	0.12	0.04
Net realized and unrealized loss on investments	(3.31)	(0.62)
Total from investment operations	(3.19)	(0.58)
Less distributions:
From net investment income	(0.12)	(0.04)
Total distributions	(0.12)	(0.04)
Net Asset Value, end of period	$6.07	$9.38
Total return	(33.96)%	(5.85	)%††
Ratios/Supplemental data:
Net assets, end of period (000)	$220,955	$294,157
Ratios to average net assets:
Ratio of expenses to average net assets	1.01%	1.04	%†
Ratio of net investment income to average net assets	1.65%	2.02	%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.98%	1.00	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	1.68%	2.06	%†
Portfolio turnover	211%	11	%††

*	Commencement of operations

††	Not annualized

†	Annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Aggressive Opportunities
	For the Year Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, beginning of period	$11.26	$12.85	$11.63	$10.52	$9.07
Income from investment operations:
Net investment income (loss)	0.03	0.01	(0.00)#	0.04	(0.03)
Net realized and unrealized gain (loss) on investments	(4.68)	0.72	1.56	1.35	1.48
Total from investment operations	(4.65)	0.73	1.56	1.39	1.45
Less distributions:
From net investment income	(0.01)	—	(0.05)	(0.28)	—
From net realized gains	(0.28)	(2.32)	(0.29)	—	—
Total distributions	(0.29)	(2.32)	(0.34)	(0.28)	—
Net Asset Value, end of year	$6.32	$11.26	$12.85	$11.63	$10.52
Total return	(41.29)%	5.53%	13.36%	13.21%	15.99%
Ratios/Supplemental data:
Net assets, end of year (000)	$668,403	$1,154,745	$1,366,708	$1,252,413	$1,150,062
Ratios to average net assets:
Ratio of expenses to average net assets	1.01%	1.02%	1.05%	1.24%	1.22%
Ratio of net investment income (loss) to average net assets	0.25%	0.07%	(0.04)%	0.29%	(0.25)%
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.96%	1.02%	1.04%	1.22%	1.22%
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	0.30%	0.08%	(0.03)%	0.31%	(0.25)%
Portfolio turnover	57%	45%	88%	45%	55%

#	Rounds to less than $0.01

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Discovery
	For the Year Ended December 31, 2008	For the Period from October 30, 2007* to December 31, 2007
Net Asset Value, beginning of period	$9.25	$10.00
Income from investment operations:
Net investment income	0.20	0.03
Net realized and unrealized loss on investments	(3.77)	(0.68)
Total from investment operations	(3.57)	(0.65)
Less distributions:
From net investment income	(0.17)	(0.03)
From net realized gains	—	(0.07)
Return of capital	(0.05)	—
Total distributions	(0.22)	(0.10)
Net Asset Value, end of period	$5.46	$9.25
Total return	(38.51)%	(6.46	)%††
Ratios/Supplemental data:
Net assets, end of period (000)	$126,382	$173,510
Ratios to average net assets:
Ratio of expenses to average net assets	0.99%	1.07	%†
Ratio of net investment income to average net assets	2.12%	2.08	%†
Portfolio turnover	111%	36	%††

*	Commencement of operations

††	Not annualized

†	Annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	International
	For the Year Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, beginning of period	$12.19	$12.57	$11.56	$10.06	$8.84
Income from investment operations:
Net investment income	0.17	0.18	0.16	0.11	0.08
Net realized and unrealized gain (loss) on investments	(5.29)	1.37	2.29	1.59	1.27
Total from investment operations	(5.12)	1.55	2.45	1.70	1.35
Less distributions:
From net investment income	(0.02)	(0.21)	(0.20)	(0.20)	(0.13)
From net realized gains	(0.11)	(1.72)	(1.24)	—	—
Total distributions	(0.13)	(1.93)	(1.44)	(0.20)	(0.13)
Net Asset Value, end of year	$6.94	$12.19	$12.57	$11.56	$10.06
Total return	(42.03)%	12.46%	21.14%	16.88%	15.23%
Ratios/Supplemental data:
Net assets, end of year (000)	$766,210	$1,145,029	$1,049,831	$722,161	$604,809
Ratios to average net assets:
Ratio of expenses to average net assets	1.07%	1.10%	1.11%	1.17%	1.17%
Ratio of net investment income to average net assets	1.95%	1.15%	1.08%	1.06%	0.83%
Portfolio turnover	59%	60%	65%	42%	40%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Diversified Assets
	For the Year Ended December 31, 2008	For the Period from October 30, 2007* to December 31, 2007
Net Asset Value, beginning of period	$9.95	$10.00
Income from investment operations:
Net investment income	0.28	0.06
Net realized and unrealized loss on investments	(0.95)	(0.07)
Total from investment operations	(0.67)	(0.01)
Less distributions:
From net investment income	—	(0.04)
From net realized gains	(0.00)#	—
Total distributions	(0.00)#	(0.04)
Net Asset Value, end of period	$9.28	$9.95
Total return	(6.73)%	(0.07	)%††
Ratios/Supplemental data:
Net assets, end of period (000)	$338,090	$465,175
Ratios to average net assets:
Ratio of expenses to average net assets	1.00%	1.02	%†
Ratio of net investment income to average net assets	2.30%	3.52	%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.99%	1.01	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	2.31%	3.53	%†
Portfolio turnover	89%	16	%††

#	Rounds to less than $0.01

*	Commencement of operations

††	Not annualized

†	Annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Core Bond Index Class I
	For the Year Ended December 31,
	2008	2007	2006	2005(a)	2004(a)
Net Asset Value, beginning of period	$9.87	$9.75	$9.90	$10.17	$10.27
Income from investment operations:
Net investment income	0.46	0.47	0.44	0.41	0.40
Net realized and unrealized gain (loss) on investments	(0.02)	0.15	(0.08)	(0.21)	0.01
Total from investment operations	0.44	0.62	0.36	0.20	0.41
Less distributions:
From net investment income	(0.50)	(0.50)	(0.47)	(0.47)	(0.47)
From net realized gains	—	—	—	—	(0.04)
Return of capital	—	—	(0.04)	—	—
Total distributions	(0.50)	(0.50)	(0.51)	(0.47)	(0.51)
Net Asset Value, end of year	$9.81	$9.87	$9.75	$9.90	$10.17
Total return	4.63%	6.52%	3.82%	1.98%	3.94%
Ratios/Supplemental data:
Net assets, end of year (000)	$656,279	$888,541	$988,984	$865,929	$764,674
Ratios to average net assets:
Ratio of expenses to average net assets	0.44%	0.44%	0.44%	0.45%	0.45%
Ratio of net investment income to average net assets	4.70%	4.71%	4.50%	4.03%	3.96%
Portfolio turnover	49%	76%	28%	31%	31	%(b)

(a)	Per share amounts were calculated using the average shares outstanding method.

(b)	Portfolio turnover figure represents the period from March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Core Bond Index Class II
	For the Year Ended December 31,
	2008	2007	2006	2005(a)	2004(a)
Net Asset Value, beginning of period	$9.92	$9.80	$9.94	$10.21	$10.31
Income from investment operations:
Net investment income	0.48	0.49	0.46	0.43	0.43
Net realized and unrealized gain (loss) on investments	(0.02)	0.15	(0.07)	(0.21)	—
Total from investment operations	0.46	0.64	0.39	0.22	0.43
Less distributions:
From net investment income	(0.52)	(0.52)	(0.49)	(0.49)	(0.49)
From net realized gains	—	—	—	—	(0.04)
Return of capital	—	—	(0.04)	—	—
Total distributions	(0.52)	(0.52)	(0.53)	(0.49)	(0.53)
Net Asset Value, end of year	$9.86	$9.92	$9.80	$9.94	$10.21
Total return	4.82%	6.71%	4.11%	2.17%	4.22%
Ratios/Supplemental data:
Net assets, end of year (000)	$220,355	$201,573	$170,987	$165,467	$168,010
Ratios to average net assets:
Ratio of expenses to average net assets	0.24%	0.24%	0.24%	0.25%	0.25%
Ratio of net investment income to average net assets	4.90%	4.91%	4.70%	4.23%	4.19%
Portfolio turnover	49%	76%	28%	31%	31	%(b)

(a)	Per share amounts were calculated using the average shares outstanding method.

(b)	Portfolio turnover figure represents the period from March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	500 Stock Index Class I
	For the Year Ended December 31,
	2008	2007	2006	2005	2004(a)
Net Asset Value, beginning of period	$11.63	$11.23	$9.87	$9.58	$8.79
Income from investment operations:
Net investment income	0.18	0.22	0.18	0.15	0.14
Net realized and unrealized gain (loss) on investments	(4.52)	0.35	1.33	0.28	0.78
Total from investment operations	(4.34)	0.57	1.51	0.43	0.92
Less distributions:
From net investment income	(0.17)	(0.17)	(0.15)	(0.14)	(0.13)
Total distributions	(0.17)	(0.17)	(0.15)	(0.14)	(0.13)
Net Asset Value, end of year	$7.12	$11.63	$11.23	$9.87	$9.58
Total return	(37.31)%	5.06%	15.27%	4.44%	10.49%
Ratios/Supplemental data:
Net assets, end of year (000)	$59,748	$95,694	$107,977	$108,030	$115,533
Ratios to average net assets:
Ratio of expenses to average net assets	0.46%	0.45%	0.45%	0.46%	0.46%
Ratio of net investment income to average net assets	1.92%	1.55%	1.53%	1.42%	1.56%
Portfolio turnover	7%	5%	4%	5%	7	%(b)

(a)	Per share amounts were calculated using the average shares outstanding method.

(b)	Portfolio turnover figure represents the period from March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	500 Stock Index Class II
	For the Year Ended December 31,
	2008	2007	2006	2005	2004(a)
Net Asset Value, beginning of period	$11.01	$10.65	$9.36	$9.10	$8.37
Income from investment operations:
Net investment income	0.19	0.20	0.17	0.15	0.16
Net realized and unrealized gain (loss) on investments	(4.28)	0.36	1.29	0.27	0.73
Total from investment operations	(4.09)	0.56	1.46	0.42	0.89
Less distributions:
From net investment income	(0.19)	(0.20)	(0.17)	(0.16)	(0.16)
Total distributions	(0.19)	(0.20)	(0.17)	(0.16)	(0.16)
Net Asset Value, end of year	$6.73	$11.01	$10.65	$9.36	$9.10
Total return	(37.15)%	5.22%	15.60%	4.57%	10.60%
Ratios/Supplemental data:
Net assets, end of year (000)	$200,989	$316,248	$287,392	$241,849	$242,188
Ratios to average net assets:
Ratio of expenses to average net assets	0.26%	0.25%	0.25%	0.26%	0.26%
Ratio of net investment income to average net assets	2.13%	1.75%	1.73%	1.62%	1.84%
Portfolio turnover	7%	5%	4%	5%	7	%(b)

(a)	Per share amounts were calculated using the average shares outstanding method.

(b)	Portfolio turnover figure represents the period from March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Broad Market Index Class I
	For the Year Ended December 31,
	2008	2007	2006	2005	2004(a)
Net Asset Value, beginning of period	$12.25	$11.81	$10.35	$9.90	$8.95
Income from investment operations:
Net investment income	0.21	0.26	0.22	0.17	0.13
Net realized and unrealized gain (loss) on investments	(4.75)	0.35	1.38	0.42	0.94
Total from investment operations	(4.54)	0.61	1.60	0.59	1.07
Less distributions:
From net investment income	(0.18)	(0.17)	(0.14)	(0.14)	(0.12)
Total distributions	(0.18)	(0.17)	(0.14)	(0.14)	(0.12)
Net Asset Value, end of year	$7.53	$12.25	$11.81	$10.35	$9.90
Total return	(37.06)%	5.15%	15.46%	5.91%	11.96%
Ratios/Supplemental data:
Net assets, end of year (000)	$94,710	$170,584	$195,651	$208,588	$224,619
Ratios to average net assets:
Ratio of expenses to average net assets	0.44%	0.44%	0.44%	0.45%	0.44%
Ratio of net investment income to average net assets	1.81%	1.48%	1.42%	1.37%	1.42%
Portfolio turnover	4%	2%	2%	2%	5	%(b)

(a)	Per share amounts were calculated using the average shares outstanding method.

(b)	Portfolio turnover figure represents the period from March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Broad Market Index Class II
	For the Year Ended December 31,
	2008	2007	2006	2005	2004(a)
Net Asset Value, beginning of period	$11.57	$11.17	$9.80	$9.37	$8.49
Income from investment operations:
Net investment income	0.20	0.20	0.17	0.15	0.15
Net realized and unrealized gain (loss) on investments	(4.48)	0.40	1.37	0.44	0.88
Total from investment operations	(4.28)	0.60	1.54	0.59	1.03
Less distributions:
From net investment income	(0.20)	(0.20)	(0.17)	(0.16)	(0.15)
Total distributions	(0.20)	(0.20)	(0.17)	(0.16)	(0.15)
Net Asset Value, end of year	$7.09	$11.57	$11.17	$9.80	$9.37
Total return	(36.97)%	5.35%	15.68%	6.27%	12.11%
Ratios/Supplemental data:
Net assets, end of year (000)	$295,297	$484,534	$449,961	$389,843	$374,416
Ratios to average net assets:
Ratio of expenses to average net assets	0.24%	0.24%	0.24%	0.25%	0.24%
Ratio of net investment income to average net assets	2.03%	1.68%	1.63%	1.52%	1.72%
Portfolio turnover	4%	2%	2%	2%	5	%(b)

(a)	Per share amounts were calculated using the average shares outstanding method.

(b)	Portfolio turnover figure represents the period from March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Mid/Small Company Index Class I
	For the Year Ended December 31,
	2008	2007	2006	2005	2004(a)
Net Asset Value, beginning of period	$16.23	$16.52	$14.99	$13.80	$11.79
Income from investment operations:
Net investment income	0.18	0.16	0.16	0.13	0.12
Net realized and unrealized gain (loss) on investments	(6.46)	0.68	2.09	1.20	1.99
Total from investment operations	(6.28)	0.84	2.25	1.33	2.11
Less distributions:
From net investment income	(0.18)	(0.20)	(0.12)	(0.14)	(0.10)
From net realized gains	(0.59)	(0.93)	(0.60)	—	—
Return of capital	(0.01)	—	—	—	—
Total distributions	(0.78)	(1.13)	(0.72)	(0.14)	(0.10)
Net Asset Value, end of year	$9.17	$16.23	$16.52	$14.99	$13.80
Total return	(38.57)%	4.98%	14.99%	9.63%	17.86%
Ratios/Supplemental data:
Net assets, end of year (000)	$82,628	$105,496	$78,663	$68,330	$56,156
Ratios to average net assets:
Ratio of expenses to average net assets	0.50%	0.50%	0.51%	0.52%	0.52%
Ratio of net investment income to average net assets	1.47%	1.16%	1.04%	1.01%	0.95%
Portfolio turnover	15%	18%	20%	12%	22	%(b)

(a)	Per share amounts were calculated using the average shares outstanding method.

(b)	Portfolio turnover figure represents the period from March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Mid/Small Company Index Class II
	For the Year Ended December 31,
	2008	2007	2006	2005	2004(a)
Net Asset Value, beginning of period	$15.48	$15.80	$14.36	$13.22	$11.32
Income from investment operations:
Net investment income	0.23	0.22	0.20	0.17	0.14
Net realized and unrealized gain (loss) on investments	(6.20)	0.61	2.00	1.14	1.89
Total from investment operations	(5.97)	0.83	2.20	1.31	2.03
Less distributions:
From net investment income	(0.20)	(0.22)	(0.16)	(0.17)	(0.13)
From net realized gains	(0.59)	(0.93)	(0.60)	—	—
Return of capital	(0.01)	—	—	—	—
Total distributions	(0.80)	(1.15)	(0.76)	(0.17)	(0.13)
Net Asset Value, end of year	$8.71	$15.48	$15.80	$14.36	$13.22
Total return	(38.44)%	5.20%	15.24%	9.87%	17.95%
Ratios/Supplemental data:
Net assets, end of year (000)	$71,965	$121,950	$106,900	$95,502	$86,741
Ratios to average net assets:
Ratio of expenses to average net assets	0.30%	0.30%	0.31%	0.32%	0.32%
Ratio of net investment income to average net assets	1.63%	1.36%	1.24%	1.20%	1.18%
Portfolio turnover	15%	18%	20%	12%	22	%(b)

(a)	Per share amounts were calculated using the average shares outstanding method.

(b)	Portfolio turnover figure represents the period from March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Overseas Equity Index Class I
	For the Year Ended December 31,
	2008	2007	2006	2005	2004(a)
Net Asset Value, beginning of period	$14.80	$13.79	$11.26	$10.17	$8.65
Income from investment operations:
Net investment income	0.39	0.35	0.21	0.18	0.15
Net realized and unrealized gain (loss) on investments	(6.61)	1.05	2.64	1.12	1.54
Total from investment operations	(6.22)	1.40	2.85	1.30	1.69
Less distributions:
From net investment income	(0.32)	(0.38)	(0.32)	(0.21)	(0.17)
From net realized gains	(0.06)	(0.01)	—	—	—
Total distributions	(0.38)	(0.39)	(0.32)	(0.21)	(0.17)
Net Asset Value, end of year	$8.20	$14.80	$13.79	$11.26	$10.17
Total return	(42.05)%	10.17%	25.35%	12.74%	19.61%
Ratios/Supplemental data:
Net assets, end of year (000)	$36,021	$70,723	$55,259	$32,639	$25,557
Ratios to average net assets:
Ratio of expenses to average net assets	0.63%	0.63%	0.73%	0.95%	0.89%
Ratio of net investment income to average net assets	3.07%	2.36%	2.15%	1.82%	1.61%
Portfolio turnover	6%	5%	3%	8%	12	%(b)

(a)	Per share amounts were calculated using the average shares outstanding method.

(b)	Portfolio turnover figure represents the period from March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Overseas Equity Index Class II
	For the Year Ended December 31,
	2008	2007	2006	2005	2004(a)
Net Asset Value, beginning of period	$13.98	$13.06	$10.67	$9.64	$8.20
Income from investment operations:
Net investment income	0.39	0.35	0.25	0.20	0.18
Net realized and unrealized gain (loss) on investments	(6.25)	0.99	2.48	1.06	1.46
Total from investment operations	(5.86)	1.34	2.73	1.26	1.64
Less distributions:
From net investment income	(0.34)	(0.41)	(0.34)	(0.23)	(0.20)
From net realized gains	(0.06)	(0.01)	—	—	—
Total distributions	(0.40)	(0.42)	(0.34)	(0.23)	(0.20)
Net Asset Value, end of year	$7.72	$13.98	$13.06	$10.67	$9.64
Total return	(41.90)%	10.30%	25.64%	13.03%	20.05%
Ratios/Supplemental data:
Net assets, end of year (000)	$92,719	$178,661	$107,963	$56,920	$41,860
Ratios to average net assets:
Ratio of expenses to average net assets	0.43%	0.43%	0.53%	0.75%	0.69%
Ratio of net investment income to average net assets	3.27%	2.56%	2.37%	1.98%	2.10%
Portfolio turnover	6%	5%	3%	8%	12	%(b)

(a)	Per share amounts were calculated using the average shares outstanding method.

(b)	Portfolio turnover figure represents the period from March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Model Portfolio Savings Oriented
	For the Year Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, beginning of period	$24.70	$24.70	$24.23	$24.21	$23.53
Income from investment operations:
Net investment income	0.73	0.88	0.84	0.72	0.66
Net realized and unrealized gain (loss) on investments	(3.63)	0.63	0.83	0.02	0.70
Total from investment operations	(2.90)	1.51	1.67	0.74	1.36
Less distributions:
From net investment income	(0.70)	(0.96)	(0.86)	(0.72)	(0.68)
From net realized gains	(0.52)	(0.55)	(0.34)	—	—
Total distributions	(1.22)	(1.51)	(1.20)	(0.72)	(0.68)
Net Asset Value, end of year	$20.58	$24.70	$24.70	$24.23	$24.21
Total return	(11.67)%	6.15%	6.90%	3.06%	5.78%
Ratios/Supplemental data:
Net assets, end of year (000)	$255,970	$311,455	$292,287	$281,036	$260,976
Ratios to average net assets:
Ratio of expenses to average net assets	0.16%	0.15%	0.15%	0.16%	0.15%
Ratio of net investment income to average net assets	2.88%	3.66%	3.36%	3.01%	3.07%
Portfolio turnover	18%	27%	11%	9%	42%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Model Portfolio Conservative Growth
	For the Year Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, beginning of period	$24.62	$24.48	$23.24	$22.87	$21.95
Income from investment operations:
Net investment income	0.58	0.68	0.69	0.62	0.56
Net realized and unrealized gain (loss) on investments	(4.92)	0.92	1.26	0.37	0.92
Total from investment operations	(4.34)	1.60	1.95	0.99	1.48
Less distributions:
From net investment income	(0.53)	(0.75)	(0.71)	(0.62)	(0.56)
From net realized gains	(0.71)	(0.71)	—	—	—
Total distributions	(1.24)	(1.46)	(0.71)	(0.62)	(0.56)
Net Asset Value, end of year	$19.04	$24.62	$24.48	$23.24	$22.87
Total return	(17.56)%	6.57%	8.38%	4.31%	6.74%
Ratios/Supplemental data:
Net assets, end of year (000)	$449,433	$597,775	$549,966	$512,992	$480,096
Ratios to average net assets:
Ratio of expenses to average net assets	0.15%	0.14%	0.15%	0.15%	0.14%
Ratio of net investment income to average net assets	2.40%	2.99%	2.86%	2.72%	2.70%
Portfolio turnover	19%	27%	9%	7%	27%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Model Portfolio Traditional Growth
	For the Year Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, beginning of period	$24.04	$24.26	$22.46	$21.67	$20.45
Income from investment operations:
Net investment income	0.38	0.46	0.48	0.47	0.39
Net realized and unrealized gain (loss) on investments	(6.53)	1.25	1.86	0.79	1.22
Total from investment operations	(6.15)	1.71	2.34	1.26	1.61
Less distributions:
From net investment income	(0.30)	(0.56)	(0.51)	(0.47)	(0.39)
From net realized gains	(0.94)	(1.37)	(0.03)	—	—
Total distributions	(1.24)	(1.93)	(0.54)	(0.47)	(0.39)
Net Asset Value, end of year	$16.65	$24.04	$24.26	$22.46	$21.67
Total return	(25.39)%	7.03%	10.42%	5.79%	7.89%
Ratios/Supplemental data:
Net assets, end of year (000)	$1,072,076	$1,487,224	$1,331,012	$1,135,671	$1,005,076
Ratios to average net assets:
Ratio of expenses to average net assets	0.13%	0.13%	0.13%	0.14%	0.14%
Ratio of net investment income to average net assets	1.74%	2.23%	2.13%	2.21%	2.01%
Portfolio turnover	20%	28%	6%	4%	14%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Model Portfolio Long-Term Growth
	For the Year Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, beginning of period	$24.26	$24.56	$22.16	$21.02	$19.48
Income from investment operations:
Net investment income	0.24	0.26	0.34	0.38	0.26
Net realized and unrealized gain (loss) on investments	(7.81)	1.64	2.43	1.14	1.54
Total from investment operations	(7.57)	1.90	2.77	1.52	1.80
Less distributions:
From net investment income	(0.21)	(0.43)	(0.32)	(0.38)	(0.26)
From net realized gains	(1.13)	(1.77)	(0.05)	—	(0.00)#
Total distributions	(1.34)	(2.20)	(0.37)	(0.38)	(0.26)
Net Asset Value, end of year	$15.35	$24.26	$24.56	$22.16	$21.02
Total return	(30.99)%	7.74%	12.50%	7.24%	9.25%
Ratios/Supplemental data:
Net assets, end of year (000)	$1,203,596	$1,677,987	$1,470,918	$1,209,329	$1,040,507
Ratios to average net assets:
Ratio of expenses to average net assets	0.13%	0.12%	0.13%	0.14%	0.14%
Ratio of net investment income to average net assets	1.16%	1.57%	1.51%	1.87%	1.39%
Portfolio turnover	14%	27%	6%	7%	8%

#	Rounds to less than $0.01

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Model Portfolio All-Equity Growth
	For the Year Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, beginning of period	$24.63	$25.88	$22.96	$21.39	$19.49
Income from investment operations:
Net investment income	0.11	0.04	0.15	0.25	0.11
Net realized and unrealized gain (loss) on investments	(10.01)	1.98	3.19	1.57	1.90
Total from investment operations	(9.90)	2.02	3.34	1.82	2.01
Less distributions:
From net investment income	(0.12)	(0.21)	(0.19)	(0.25)	(0.11)
From net realized gains	(1.54)	(3.06)	(0.23)	—	—
Total distributions	(1.66)	(3.27)	(0.42)	(0.25)	(0.11)
Net Asset Value, end of year	$13.07	$24.63	$25.88	$22.96	$21.39
Total return	(39.86)%	7.75%	14.58%	8.49%	10.30%
Ratios/Supplemental data:
Net assets, end of year (000)	$385,657	$597,973	$470,888	$303,975	$216,415
Ratios to average net assets:
Ratio of expenses to average net assets	0.15%	0.14%	0.15%	0.16%	0.16%
Ratio of net investment income to average net assets	0.57%	0.82%	0.71%	1.30%	0.64%
Portfolio turnover	7%	23%	6%	2%	9%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone Retirement Income
	For the Year Ended December 31,			For the Period from January 3, 2005* to December 31,
	2008	2007	2006	2005
Net Asset Value, beginning of period	$10.61	$10.51	$10.14	$10.00
Income from investment operations:
Net investment income	0.29	0.27	0.29	0.19
Net realized and unrealized gain (loss) on investments	(1.76)	0.36	0.48	0.15
Total from investment operations	(1.47)	0.63	0.77	0.34
Less distributions:
From net investment income	(0.29)	(0.29)	(0.29)	(0.19)
From net realized gains	(0.29)	(0.24)	(0.11)	(0.01)
Total distributions	(0.58)	(0.53)	(0.40)	(0.20)
Net Asset Value, end of period	$8.56	$10.61	$10.51	$10.14
Total return	(13.76)%	6.05%	7.52%	3.39	%††
Ratios/Supplemental data:
Net assets, end of period (000)	$43,323	$54,573	$22,534	$13,146
Ratios to average net assets:
Ratio of expenses to average net assets	0.27%	0.30%	0.53%	1.20	%†
Ratio of net investment income to average net assets	2.55%	3.48%	3.06%	2.54	%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.07%	0.14%	0.16%	0.15	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	2.74%	3.63%	3.43%	3.59	%†
Portfolio turnover	36%	63%	25%	35	%††

*	Commencement of operations

††	Not annualized

†	Annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2010
	For the Year Ended December 31,			For the Period from January 3, 2005* to December 31,
	2008	2007	2006	2005
Net Asset Value, beginning of period	$10.65	$10.85	$10.28	$10.00
Income from investment operations:
Net investment income	0.23	0.27	0.24	0.18
Net realized and unrealized gain (loss) on investments	(2.09)	0.42	0.68	0.29
Total from investment operations	(1.86)	0.69	0.92	0.47
Less distributions:
From net investment income	(0.23)	(0.30)	(0.25)	(0.18)
From net realized gains	(0.29)	(0.59)	(0.10)	(0.01)
Total distributions	(0.52)	(0.89)	(0.35)	(0.19)
Net Asset Value, end of period	$8.27	$10.65	$10.85	$10.28
Total return	(17.34)%	6.43%	8.95%	4.65	%††
Ratios/Supplemental data:
Net assets, end of period (000)	$65,043	$70,403	$48,483	$26,638
Ratios to average net assets:
Ratio of expenses to average net assets	0.23%	0.24%	0.32%	0.62	%†
Ratio of net investment income to average net assets	2.31%	2.97%	2.74%	2.49	%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.13%	0.18%	0.18%	0.15	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	2.41%	3.02%	2.88%	2.97	%†
Portfolio turnover	27%	58%	15%	18	%††

*	Commencement of operations

††	Not annualized

†	Annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2015
	For the Year Ended December 31,			For the Period from January 3, 2005* to December 31,
	2008	2007	2006	2005
Net Asset Value, beginning of period	$11.13	$11.29	$10.44	$10.00
Income from investment operations:
Net investment income	0.17	0.22	0.19	0.15
Net realized and unrealized gain (loss) on investments	(2.80)	0.56	0.94	0.44
Total from investment operations	(2.63)	0.78	1.13	0.59
Less distributions:
From net investment income	(0.18)	(0.25)	(0.20)	(0.15)
From net realized gains	(0.36)	(0.69)	(0.08)	(0.00	)#
Total distributions	(0.54)	(0.94)	(0.28)	(0.15)
Net Asset Value, end of period	$7.96	$11.13	$11.29	$10.44
Total return	(23.54)%	6.88%	10.87%	5.93	%††
Ratios/Supplemental data:
Net assets, end of period (000)	$120,249	$138,535	$84,357	$41,455
Ratios to average net assets:
Ratio of expenses to average net assets	0.19%	0.18%	0.24%	0.48	%†
Ratio of net investment income to average net assets	1.81%	2.57%	2.33%	2.43	%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.14%	0.18%	0.17%	0.15	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	1.85%	2.57%	2.39%	2.76	%†
Portfolio turnover	21%	40%	10%	8	%††

*	Commencement of operations

#	Rounds to less than $0.01

††	Not annualized

†	Annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2020
	For the Year Ended December 31,			For the Period from January 3, 2005* to December 31,
	2008	2007	2006	2005
Net Asset Value, beginning of period	$11.38	$11.52	$10.50	$10.00
Income from investment operations:
Net investment income	0.13	0.20	0.18	0.14
Net realized and unrealized gain (loss) on investments	(3.20)	0.63	1.07	0.50
Total from investment operations	(3.07)	0.83	1.25	0.64
Less distributions:
From net investment income	(0.14)	(0.23)	(0.18)	(0.14)
From net realized gains	(0.34)	(0.74)	(0.05)	(0.00	)#
Total distributions	(0.48)	(0.97)	(0.23)	(0.14)
Net Asset Value, end of period	$7.83	$11.38	$11.52	$10.50
Total return	(26.86)%	7.17%	11.92%	6.48	%††
Ratios/Supplemental data:
Net assets, end of period (000)	$112,440	$112,064	$62,402	$27,240
Ratios to average net assets:
Ratio of expenses to average net assets	0.19%	0.20%	0.28%	0.67	%†
Ratio of net investment income to average net assets	1.50%	2.23%	2.05%	2.14	%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.15%	0.19%	0.18%	0.15	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	1.54%	2.24%	2.16%	2.67	%†
Portfolio turnover	12%	40%	5%	6	%††

*	Commencement of operations

#	Rounds to less than $0.01

††	Not annualized

†	Annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2025
	For the Year Ended December 31,			For the Period from January 3, 2005* to December 31,
	2008	2007	2006	2005
Net Asset Value, beginning of period	$11.55	$11.72	$10.58	$10.00
Income from investment operations:
Net investment income	0.10	0.16	0.15	0.14
Net realized and unrealized gain (loss) on investments	(3.57)	0.68	1.19	0.58
Total from investment operations	(3.47)	0.84	1.34	0.72
Less distributions:
From net investment income	(0.11)	(0.20)	(0.16)	(0.14)
From net realized gains	(0.39)	(0.81)	(0.04)	(0.00	)#
Total distributions	(0.50)	(1.01)	(0.20)	(0.14)
Net Asset Value, end of period	$7.58	$11.55	$11.72	$10.58
Total return	(29.90)%	7.17%	12.70%	7.18	%††
Ratios/Supplemental data:
Net assets, end of period (000)	$81,317	$83,891	$48,804	$19,479
Ratios to average net assets:
Ratio of expenses to average net assets	0.21%	0.22%	0.33%	0.90	%†
Ratio of net investment income to average net assets	1.17%	1.98%	1.81%	1.81	%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.15%	0.18%	0.18%	0.15	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	1.22%	2.02%	1.96%	2.56	%†
Portfolio turnover	11%	38%	4%	7	%††

*	Commencement of operations

#	Rounds to less than $0.01

††	Not annualized

†	Annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2030
	For the Year Ended December 31,			For the Period from January 3, 2005* to December 31,
	2008	2007	2006	2005
Net Asset Value, beginning of period	$11.75	$11.88	$10.64	$10.00
Income from investment operations:
Net investment income	0.08	0.14	0.14	0.13
Net realized and unrealized gain (loss) on investments	(3.92)	0.70	1.30	0.64
Total from investment operations	(3.84)	0.84	1.44	0.77
Less distributions:
From net investment income	(0.09)	(0.18)	(0.15)	(0.13)
From net realized gains	(0.37)	(0.79)	(0.05)	(0.00	)#
Total distributions	(0.46)	(0.97)	(0.20)	(0.13)
Net Asset Value, end of period	$7.45	$11.75	$11.88	$10.64
Total return	(32.54)%	7.11%	13.52%	7.68	%††
Ratios/Supplemental data:
Net assets, end of period (000)	$66,183	$61,465	$26,007	$10,054
Ratios to average net assets:
Ratio of expenses to average net assets	0.23%	0.26%	0.51%	1.75	%†
Ratio of net investment income to average net assets	1.01%	1.78%	1.43%	0.98	%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.16%	0.20%	0.18%	0.15	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	1.07%	1.85%	1.76%	2.58	%†
Portfolio turnover	10%	43%	3%	15	%††

*	Commencement of operations

#	Rounds to less than $0.01

††	Not annualized

†	Annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2035
	For the Year Ended December 31,			For the Period from January 3, 2005* to December 31,
	2008	2007	2006	2005
Net Asset Value, beginning of period	$11.83	$11.98	$10.69	$10.00
Income from investment operations:
Net investment income	0.08	0.12	0.13	0.12
Net realized and unrealized gain (loss) on investments	(4.23)	0.75	1.36	0.69
Total from investment operations	(4.15)	0.87	1.49	0.81
Less distributions:
From net investment income	(0.08)	(0.17)	(0.13)	(0.12)
From net realized gains	(0.39)	(0.85)	(0.07)	(0.00	)#
Total distributions	(0.47)	(1.02)	(0.20)	(0.12)
Net Asset Value, end of period	$7.21	$11.83	$11.98	$10.69
Total return	(34.91)%	7.25%	14.00%	8.13	%††
Ratios/Supplemental data:
Net assets, end of period (000)	$37,375	$34,831	$16,418	$4,458
Ratios to average net assets:
Ratio of expenses to average net assets	0.31%	0.40%	0.76%	3.50	%†
Ratio of net investment income (loss) to average net assets	0.90%	1.60%	1.04%	(1.09	)%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.19%	0.20%	0.18%	0.15	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	1.03%	1.80%	1.62%	2.26	%†
Portfolio turnover	9%	40%	10%	13	%††

*	Commencement of operations

††	Not annualized

†	Annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2040
	For the Year Ended December 31,			For the Period from January 3, 2005* to December 31,
	2008	2007	2006	2005
Net Asset Value, beginning of period	$11.85	$11.91	$10.68	$10.00
Income from investment operations:
Net investment income	0.08	0.11	0.12	0.12
Net realized and unrealized gain (loss) on investments	(4.38)	0.75	1.39	0.70
Total from investment operations	(4.30)	0.86	1.51	0.82
Less distributions:
From net investment income	(0.08)	(0.16)	(0.13)	(0.12)
From net realized gains	(0.37)	(0.76)	(0.15)	(0.02)
Total distributions	(0.45)	(0.92)	(0.28)	(0.14)
Net Asset Value, end of period	$7.10	$11.85	$11.91	$10.68
Total return	(36.13)%	7.23%	14.14%	8.14	%††
Ratios/Supplemental data:
Net assets, end of period (000)	$38,001	$32,882	$12,699	$3,087
Ratios to average net assets:
Ratio of expenses to average net assets	0.32%	0.43%	1.11%	5.49	%†
Ratio of net investment income (loss) to average net assets	0.92%	1.61%	0.90%	(2.91	)%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.19%	0.19%	0.18%	0.15	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	1.05%	1.85%	1.83%	2.43	%†
Portfolio turnover	11%	47%	24%	35	%††

*	Commencement of operations

††	Not annualized

†	Annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS

1.	Organization

The Vantagepoint Funds (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Delaware statutory trust on July 28, 1998. The Company consisted of the following series on December 31, 2008:

The “Actively Managed Funds”:	The “Index Funds”:
Money Market Fund	Core Bond Index Fund
Low Duration Bond Fund	500 Stock Index Fund
Inflation Protected Securities Fund	Broad Market Index Fund
Asset Allocation Fund	Mid/Small Company Index Fund
Equity Income Fund	Overseas Equity Index Fund
Growth & Income Fund
Growth Fund
Select Value Fund
Aggressive Opportunities Fund
Discovery Fund
International Fund
Diversified Assets Fund

The “Milestone Funds”:	The “Model Portfolio Funds”:
Milestone Retirement Income Fund	Model Portfolio Savings Oriented Fund
Milestone 2010 Fund	Model Portfolio Conservative Growth Fund
Milestone 2015 Fund	Model Portfolio Traditional Growth Fund
Milestone 2020 Fund	Model Portfolio Long-Term Growth Fund
Milestone 2025 Fund	Model Portfolio All-Equity Growth Fund
Milestone 2030 Fund
Milestone 2035 Fund
Milestone 2040 Fund

The Milestone Funds commenced operations on January 3, 2005. Each fund received $500,000 in exchange for shares purchased by the ICMA Retirement Corporation (“ICMA-RC”), the parent company of Vantagepoint Investment Advisers, LLC (“VIA”), the investment adviser to each series of the Company.

The Select Value, Discovery and Diversified Assets Funds commenced operations on October 30, 2007. Each fund received $100 in exchange for shares purchased by ICMA-RC, the parent company of VIA, the investment adviser to each series of the Company.

The Actively Managed, Model Portfolio and Milestone Funds each offer a single class of shares. The Index Funds offer two classes of shares: Class I Shares and Class II Shares. The two classes of shares differ principally in their respective level of account-based services and the fees associated with such services. Ordinary dividends to shareholders are allocated to each class, based upon shares outstanding on the record date of distribution. Neither class has preferential dividend rights. Differences in per share dividend rates are generally due to differences in separate class expenses.

On May 1, 2007, the Short-Term Bond Fund changed its name to the Low Duration Bond Fund as a result of a change in investment strategy wherein the Low Duration Bond Fund now seeks to maintain a maximum portfolio effective duration of three years. Also, effective May 1, 2007, the principal investment strategy of the US Government Securities Fund changed to provide that the fund invests, under normal circumstances, at least 80% of its net assets in inflation adjusted U.S. and non-U.S. fixed-income securities. In connection with this change in investment strategy, the name of the fund was changed to the Inflation Protected Securities Fund and the fund underwent a change in subadvisers.

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

The Model Portfolio Funds Structure

The Model Portfolio Funds invest entirely in other series of the Company (“underlying funds”). Subject to the supervision of the Company’s Board of Directors (“Board”), VIA may make allocation changes to the underlying funds based on its periodic analysis to identify the allocation of assets among the different underlying funds that it believes is optimum for each Model Portfolio Fund. The underlying funds of each Model Portfolio Fund and the current target investment allocation in each underlying fund as of December 31, 2008 were as follows:

	Model Portfolio Funds
	Savings Oriented	Conservative Growth	Traditional Growth	Long-Term Growth	All-Equity Growth
Fund Allocation—%
Low Duration Bond	43.00%	23.00%	8.00%	0.00%	0.00%
Inflation Protected Securities	9.00%	6.50%	4.00%	0.00%	0.00%
Core Bond Index, Class I	13.00%	20.50%	18.00%	15.00%	0.00%
Equity Income	10.00%	11.00%	12.00%	13.00%	18.00%
Growth & Income	10.00%	9.00%	12.00%	13.00%	17.00%
Growth	0.00%	6.00%	10.00%	11.50%	17.00%
Select Value	0.00%	3.00%	5.50%	8.50%	9.50%
Aggressive Opportunities	0.00%	3.00%	5.50%	8.50%	9.50%
Discovery	0.00%	0.00%	3.00%	4.50%	9.00%
International	5.00%	8.00%	12.00%	16.00%	20.00%
Diversified Assets	10.00%	10.00%	10.00%	10.00%	0.00%

Total Fixed Income	65.00%	50.00%	30.00%	15.00%	0.00%
Total Equity	25.00%	40.00%	60.00%	75.00%	100.00%
Total Multi-Strategy	10.00%	10.00%	10.00%	10.00%	0.00%

The Milestone Funds Structure

The Milestone Funds invest entirely in underlying funds. VIA may make, subject to the supervision of the Board, allocation changes to the underlying funds based on its periodic analysis to identify the allocation of assets among the different funds of the Company. Each fund invests in a professionally selected combination of underlying funds that are believed to be appropriate given the time remaining until a Milestone Fund’s stated retirement date except for the Milestone Retirement Income Fund, which does not have a stated date in its name and is designed for investors very close or currently in retirement. VIA adjusts the asset allocation of each “dated” Milestone Fund to become more conservative as the designated year approaches. Each Milestone Fund has a different degree of potential risk and reward and is diversified among various underlying funds in differing allocations. The underlying funds of each Milestone Fund and the current target investment allocation in each underlying fund as of December 31, 2008 were as follows:

	Milestone Funds
	Retirement Income	2010	2015	2020
Fund Allocation—%
Low Duration Bond	40.00%	33.00%	17.50%	8.00%
Inflation Protected Securities	9.00%	8.00%	3.90%	0.00%
Core Bond Index, Class I	11.00%	11.00%	14.60%	18.70%
Equity Income	12.00%	14.00%	18.60%	21.60%
Growth & Income	12.00%	11.60%	11.00%	11.60%
Growth	0.00%	2.80%	7.40%	8.40%
Mid/Small Company Index, Class I	0.00%	2.00%	6.20%	9.00%
International	6.00%	7.60%	10.80%	12.70%
Diversified Assets	10.00%	10.00%	10.00%	10.00%

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

	Milestone Funds
	Retirement Income	2010	2015	2020
Fund Allocation—%
Total Fixed Income	60.00%	52.00%	36.00%	26.70%
Total Equity	30.00%	38.00%	54.00%	63.30%
Total Multi-Strategy	10.00%	10.00%	10.00%	10.00%

	Milestone Funds
	2025	2030	2035	2040
Fund Allocation—%
Low Duration Bond	3.00%	0.00%	0.00%	0.00%
Inflation Protected Securities	0.00%	0.00%	0.00%	0.00%
Core Bond Index, Class I	15.45%	12.80%	11.05%	10.00%
Equity Income	23.10%	24.40%	25.40%	26.00%
Growth & Income	13.10%	14.20%	14.70%	15.00%
Growth	9.40%	10.40%	11.40%	12.00%
Mid/Small Company Index, Class I	11.50%	14.20%	17.20%	19.00%
International	14.45%	16.00%	17.25%	18.00%
Diversified Assets	10.00%	8.00%	3.00%	0.00%

Total Fixed Income	18.45%	12.80%	11.05%	10.00%
Total Equity	71.55%	79.20%	85.95%	90.00%
Total Multi-Strategy	10.00%	8.00%	3.00%	0.00%

Since the Model Portfolio Funds and Milestone Funds invest entirely in underlying funds, investment earnings are composed of:

1.	ordinary and capital gain dividends from the underlying funds,

2.	unrealized appreciation/depreciation on investments in the underlying funds, and

3.	realized gain/loss from sales of the shares of the underlying funds triggered by net outflows associated with normal capital stock activity and rebalancing of the Model Portfolio Funds and Milestone Funds.

Subadviser Changes from December 31, 2007 to December 31, 2008

At a meeting held on September 12, 2008 (the “September Meeting”), the Board approved the appointment of Columbus Circle Investors (“CCI”) and D.G. Capital Management Trust (“D.G. Capital”) to serve as subadvisers to the Growth Fund, and Artisan Partners Limited Partnership (“Artisan Partners”) to serve as a subadviser to the Select Value Fund, which became effective in September 2008. Also at the September Meeting, VIA recommended and the Board approved, the termination of Goldman Sachs Asset Management, L.P. (“GSAM”) and Peregrine Capital Management, Inc. (“Peregrine”) as subadvisers to the Growth Fund and the termination of GSAM as a subadviser to the Select Value Fund, which became effective in September 2008. At a meeting held on December 12, 2008 (the “December Meeting”) the Board approved the appointment of Fiduciary Management, Inc. (“FMI”) to serve as a subadviser to the Growth & Income Fund, which became effective in January 2009. Also at the December Meeting, VIA recommended and the Board approved the termination of Capital Guardian Trust Company (“Capital Guardian”) as a subadviser to the Growth & Income Fund, which became effective in January 2009.

2.	Significant Accounting Policies

The Company’s significant accounting policies are consistently applied in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America. Management makes estimates and assumptions in the preparation of financial statements that affect the reported amounts of assets and liabilities,

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

including the disclosure of contingent assets and liabilities at the date of the financial statements as well as the revenue and expense amounts during the reporting period. Actual results could differ from those estimates and those differences could be material. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investment Policy and Security Valuation

The equity securities that are traded on a national securities exchange (other than Nasdaq National Market and Small Cap Market Securities traded primarily on the Nasdaq Stock Market, Inc. exchange (“Nasdaq”)) held by each fund normally will be valued at the last reported sale price on the exchange on which the security is principally traded. Securities for which the primary market is Nasdaq are valued at the Nasdaq Official Closing Price. Equity securities not traded on an exchange or on Nasdaq normally are valued at the last reported sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the security is normally valued at the mean between the highest priced bid and the lowest priced offer obtained from a quotation service or other service believed to be reliable. Fixed income debt securities with a remaining maturity of less than 60 days are valued at amortized cost. Prices for other fixed income debt securities are normally obtained from a commercial pricing service that may use pricing matrices or other methodologies designed to identify the market value of fixed income securities, which may include reference to actual market transactions, broker-dealer supplied quotations or valuations, matrix pricing, or other valuation techniques. These techniques generally consider such factors as securities’ prices, yields, maturities, call futures, ratings and developments relating to specific securities in arriving at valuations. In the event a Pricing Service is unable to provide a price for a particular security, the security may be priced based on the average of two or more independent broker-dealer quotations. Any security for which market value as described above is not readily available is valued at fair value as determined in good faith in accordance with policies approved by the Board (“Valuation Procedures”). The valuation of certain foreign equity securities is described below.

Shares of the underlying funds in which the Model Portfolio and Milestone Funds invest are valued by using the underlying funds’ respective net asset values (“NAVs”) for the purpose of purchasing and/or redeeming orders placed that day.

The Money Market Fund invests substantially all of its assets in the Institutional Class of the Short-Term Investments Trust Liquid Assets Portfolio (“Portfolio”). The Portfolio uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the 1940 Act. Amortized cost, which is a security’s historical cost adjusted for amortization of discount or premium, if any, approximates market value. On a given day, the shares of the Portfolio are valued by the Money Market Fund using the Portfolio’s NAV for purchase or redemption orders placed that day.

Lehman Brothers Special Financing Inc. (“LBSF”), an affiliate of Lehman Brothers Holdings, Inc. (“LBHI”), entered into several derivative transactions with the Diversified Assets Fund (“DAF”). These transactions required LBSF to post collateral to DAF, which LBSF did. On September 11, 2008 LBSF agreed to terminate all outstanding derivative transactions with DAF, and settlement payments were due to DAF on September 15 and 16, 2008. However, on September 15, 2008, prior to making any settlement payments, LBHI declared bankruptcy and LBSF failed to make the payments. DAF has been unable to recover the collateral as it is housed in an account for the benefit of LBSF, and DAF is currently seeking to work with the appropriate parties in order to secure the release of the collateral. DAF has recorded a valuation adjustment reducing the value of the receivable for the settlement payments, resulting in an unrealized loss to DAF at December 31, 2008 of approximately $1.1 million.

Valuation of Foreign Equity Securities

For foreign equity securities held by the funds and principally traded in markets outside North and South America, the Board approved the use of a third party fair valuation service. The service uses a multifactor model to calculate a factor that is then applied to adjust the market price for each such security. Additionally, the Board has approved the use of the fair value prices provided by this service on a daily basis without a market trigger or confidence interval filter. In the event prices for such foreign securities are not available through the service or another fair value pricing service approved by the Board, the securities may be priced at the average of two or more independent broker-dealer quotations or at the fair value of the security in accordance with the Company’s Valuation Procedures.

FAS 157

The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

in the principal or most advantageous market for the investment. FAS 157 established a three-tier hierarchy, which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments

Level 2—	other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

Level 3—	significant unobservable inputs (including the fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the funds to measure fair value during the year ended December 31, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The funds utilized fair value techniques such as multi-dimensional relational pricing model and option adjusted spread pricing to estimate prices that would have prevailed in a liquid market given information available at the time of evaluation.

The following is a summary of the inputs used as of December 31, 2008, in valuing each fund’s investment carried at value:

Valuation Inputs

	Investments in Securities				Other Financial Instruments*
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Money Market	$458,084,379	$ —	$—	$458,084,379	$ —	$ —	$—	$ —
Low Duration Bond	—	416,633,609	—	416,633,609	115,569	(741,269)	—	(625,700)
Inflation Protected Securities	—	341,298,930	—	341,298,930	(47,642)	1,320,600	—	1,272,958
Asset Allocation	335,298,255	117,255,826	—	452,554,081	681,589	—	—	681,589
Equity Income	1,055,206,280	127,501,873	—	1,182,708,153	—	—	—	—
Growth & Income	713,825,896	79,008,427	—	792,834,323	—	—	—	—
Growth	1,329,136,179	321,316,887	—	1,650,453,066	—	—	—	—
Select Value	211,941,671	40,125,524	—	252,067,195	—	—	—	—
Aggressive Opportunities	620,592,124	193,954,226	—	814,546,350	—	—	—	—
Discovery	54,097,780	87,402,834	—	141,500,614	6,154,249	(218,785)	—	5,935,464
International	59,293,376	772,031,356	—	831,324,732	—	127,698	—	127,698
Diversified Assets	—	332,406,913	—	332,406,913	236,880	(61,946)	—	174,934
Core Bond Index	—	1,025,753,640	—	1,025,753,640	—	—	—	—
500 Stock Index	255,159,281	33,577,925	—	288,737,206	83,984	—	—	83,984
Broad Market Index	380,152,576	39,217,014	—	419,369,590	194,371	—	—	194,371
Mid/Small Company Index	150,936,153	33,335,726	—	184,271,879	126,826	—	—	126,826
Overseas Equity Index	—	136,894,930	—	136,894,930	65,497	115,141	—	180,638

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

	Investments in Securities				Other Financial Instruments*
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Model Portfolio Savings Oriented	$ 256,033,914	$—	$—	$ 256,033,914	$—	$—	$—	$—
Model Portfolio Conservative Growth	449,527,692	—	—	449,527,692	—	—	—	—
Model Portfolio Traditional Growth	1,072,260,405	—	—	1,072,260,405	—	—	—	—
Model Portfolio Long-Term Growth	1,203,798,927	—	—	1,203,798,927	—	—	—	—
Model Portfolio All-Equity Growth	385,744,819	—	—	385,744,819	—	—	—	—
Milestone Retirement Income	43,348,726	—	—	43,348,726	—	—	—	—
Milestone 2010	65,083,026	—	—	65,083,026	—	—	—	—
Milestone 2015	120,294,530	—	—	120,294,530	—	—	—	—
Milestone 2020	112,483,796	—	—	112,483,796	—	—	—	—
Milestone 2025	81,358,494	—	—	81,358,494	—	—	—	—
Milestone 2030	66,221,673	—	—	66,221,673	—	—	—	—
Milestone 2035	37,412,177	—	—	37,412,177	—	—	—	—
Milestone 2040	38,038,497	—	—	38,038,497	—	—	—	—

*	Other financial instruments include written options, swaptions, futures, foreign forward currency contracts, and swaps.

At December 31, 2008, the funds did not hold any investment with significant unobservable inputs (Level 3).

When Issued Securities

When issued securities or “To Be Announced” securities are sometimes held by the funds. The funds maintain security positions and cash positions such that sufficient liquid assets will be available to make payments for such securities purchased.

Foreign Currency

The accounting records of the funds are maintained in U.S. dollars. Until June 9, 2008, investment securities and other assets and liabilities denominated in foreign currencies were translated into U.S. dollars at the prevailing rates of exchange using the “Reuters” snap-shot at 12 pm Eastern Time each day. Effective June 9, 2008, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily at the closing spot rates supplied by the WM/Reuters Intraday Spot and Forward Exchange Rates service as of 4:00 pm Eastern Time. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, that result from changes in foreign currency exchange rates, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains/(losses) from security transactions.

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Options

Exchange traded options normally will be priced based on the last reported sale price on the exchange on which the security underlying the option is principally traded. Certain markets are not closed at valuation time. In these situations, a pricing service may provide snapshot prices. If no sales are reported on a particular day, a pricing service normally will use the mean between the last bid and asked quotations. Non-exchange traded options also normally will be priced by a pricing service at the mean between bid and asked quotations.

Futures

Futures contracts normally will be priced at the settlement prices established each day on the exchange on which they are traded, as provided by a pricing service.

Forward Currency Contracts

These contracts normally will be priced using the WM/Reuters Intraday Forwards rates provided as of 4:00 pm Eastern Time.

Interest Rate Swaps (including Inflation Swaps)

Interest rate swaps normally will be priced based on a snapshot of the relevant country’s swap curve and a swap valuation model. In the event a pricing service is unable to provide a price for a particular swap, the swap will be priced at fair value in accordance with the Valuation Procedures.

Interest Rate Swaptions

Interest rate swaptions normally will be priced based on a snapshot taken of the relevant country’s swap curve, deriving an implied volatility surface from actual and/or indicative broker-dealer swaption prices, and combining them in an option valuation model. In the event a pricing service is unable to provide a price for a particular swaption, the swaption will be priced at fair value in accordance with the Valuation Procedures.

Total Return Swaps

Total return swaps are normally priced based on cash flow forecasts for the reference entity (which may themselves be model-driven in the case of assets with embedded options), a credit default curve corresponding to the reference asset (if applicable), and a snapshot of the relevant interest rate swap curve. The valuation approach incorporates concepts and algorithms used in credit default swap and interest rate models. In the event a pricing service is unable to provide a price for a particular total return swap, the total return swap will be priced at fair value in accordance with the Valuation Procedures.

Security Transactions and Income Recognition

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized for both financial reporting and tax purposes, except for the Core Bond Index Fund, which does not amortize bond premium for tax purposes.

Dividends and Distributions to Shareholders

Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividends from net investment income are declared and paid monthly to shareholders of the Core Bond Index, the Low Duration Bond, and Inflation Protected Securities Funds. Dividends from net investment income are declared daily and paid monthly to shareholders of the Money Market Fund. For the remaining funds, dividends from net investment income are declared and paid annually to shareholders. Distributions from any net realized capital gains are generally declared and paid annually to shareholders.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

treatments of income and gains on investment securities, and differing characterizations of distributions being made by each fund.

Certain differences are permanent, and result in reclassifications among paid-in capital, net investment income or realized gains. These include net operating losses not utilized during the current year, commission adjustments, pay-down gains and losses, bond premium amortization, foreign currency gains and losses, taxable over-distributions or returns of capital, and adjustments relating to dispositions of Real Estate Investment Trust and Passive Foreign Investment Company securities. The following reclassifications were made in the financial statements to present the components of fund net assets and distributions on a tax basis for the year ended December 31, 2008. These reclassifications have no effect on net assets or net asset values per share, and they do not affect the net investment income per share calculations presented in the Financial Highlights.

Fund	Paid-in capital Increase/(decrease)	Undistributed Net investment income Increase/(decrease)	Accumulated net realized Gain/(loss) Increase/(decrease)
Low Duration Bond	$(32,378)	$2,845,373	$(2,812,995)
Inflation Protected Securities	(3,023,235)	2,787,112	236,123
Asset Allocation	—	(51)	51
Equity Income	—	52,920	(52,920)
Growth & Income	—	43,665	(43,665)
Growth	68,408	367,294	(435,702)
Select Value	—	73,731	(73,731)
Aggressive Opportunities	—	50,454	(50,454)
Discovery	(1,224,171)	1,596,190	(372,019)
International	—	(1,096,641)	1,096,641
Diversified Assets	(6,319,216)	(12,446,946)	18,766,162
Core Bond Index	—	3,681,505	(3,681,505)
500 Stock Index	9,957,478	—	(9,957,478)
Broad Market Index	7,164,680	—	(7,164,680)
Mid/Small Company Index	1,991,810	279,550	(2,271,360)
Overseas Equity Index	3,556,819	(403,874)	(3,152,945)
Model Portfolio Savings Oriented	—	377	(377)
Model Portfolio Conservative Growth	—	(54,583)	54,583
Model Portfolio Traditional Growth	—	404,499	(404,499)
Model Portfolio Long-Term Growth	—	687,405	(687,405)
Model Portfolio All-Equity Growth	—	591,854	(591,854)
Milestone Retirement Income	—	77	(77)
Milestone 2010	—	40,326	(40,326)
Milestone 2015	—	48,652	(48,652)
Milestone 2020	—	18,138	(18,138)
Milestone 2025	—	21,386	(21,386)
Milestone 2030	—	17,735	(17,735)
Milestone 2035	—	13,548	(13,548)
Milestone 2040	—	15,983	(15,983)

Federal Income Taxes

Each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal tax purposes. Accordingly, each fund intends to make distributions of substantially all of its net investment company taxable income and any net realized capital gains (after reduction for capital loss carry forwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Any taxable income or gains remaining at fiscal year-end are distributed in the following year. Therefore, no provision for federal income or excise taxes was required.

The Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes,” which establishes guidelines for recognizing, measuring, and disclosing tax return positions in financial statements. Management has evaluated the Company’s tax positions and determined that the application of FIN 48

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

had no material impact on the Company’s financial statements. Accordingly, no adjustments for unrecognized tax benefits or related interest or penalties were required as of December 31, 2008. If applicable, the Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other Expenses” in the Statement of Operations. The Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease in the next twelve months. Each of the tax years in the four year period ending December 31, 2008 remains subject to examination by taxing authorities.

At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
Asset Allocation	$1,427,162	$—	$1,427,162
Equity Income	25,286,673	—	25,286,673
Growth & Income	3,414,651	—	3,414,651
Select Value	171,782	—	171,782
Aggressive Opportunities	2,850,908	—	2,850,908
International	14,801,213	—	14,801,213
Core Bond Index	144,064	—	144,064
500 Stock Index	81,166	—	81,166
Broad Market Index	5,274,250	—	5,274,250
Model Portfolio Savings Oriented	276,313	61,875	338,188
Model Portfolio Conservative Growth	1,015,666	—	1,015,666
Model Portfolio Traditional Growth	4,626,560	878,918	5,505,478
Model Portfolio Long-Term Growth	2,723,673	7,065,946	9,789,619
Model Portfolio All-Equity Growth	—	4,261,600	4,261,600
Milestone Retirement Income	74,865	65,474	140,339
Milestone 2010	—	352,429	352,429
Milestone 2015	—	1,169,532	1,169,532
Milestone 2020	—	1,486,551	1,486,551
Milestone 2025	—	1,236,274	1,236,274
Milestone 2030	—	1,156,696	1,156,696
Milestone 2035	—	724,222	724,222
Milestone 2040	—	789,267	789,267

The tax character of distributions paid during 2008 was as follows:

Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gains	Return of Capital	Total Distributions
Money Market	$8,529,333	$—	$—	$8,529,333
Low Duration Bond	19,313,137	—	—	19,313,137
Inflation Protected Securities	15,002,206	—	3,023,235	18,025,441
Asset Allocation	8,684,316	1,418,664	—	10,102,980
Equity Income	153	29,223,819	—	29,223,972
Growth & Income	8,196,027	3,259,740	—	11,455,767
Growth	14,021,331	—	—	14,021,331
Select Value	4,337,777	—	—	4,337,777
Aggressive Opportunities	5,331,115	23,661,060	—	28,992,175
Discovery	3,602,006	—	1,224,171	4,826,177
International	1,927,070	11,900,831	—	13,827,901
Diversified Assets	7,650	—	—	7,650
Core Bond Index	50,977,207	—	—	50,977,207
500 Stock Index	6,959,392	—	—	6,959,392
Broad Market Index	10,430,852	—	—	10,430,852

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gains	Return of Capital	Total Distributions
Mid/Small Company Index	$2,970,144	$9,195,176	$268,404	$12,433,724
Overseas Equity Index	5,239,089	946,847	—	6,185,936
Model Portfolio Savings Oriented	8,184,590	6,116,466	—	14,301,056
Model Portfolio Conservative Growth	11,817,703	15,469,586	—	27,287,289
Model Portfolio Traditional Growth	18,153,053	56,312,560	—	74,465,613
Model Portfolio Long-Term Growth	14,835,289	81,346,774	—	96,182,063
Model Portfolio All-Equity Growth	2,803,351	40,293,923	—	43,097,274
Milestone Retirement Income	1,384,598	1,357,524	—	2,742,122
Milestone 2010	1,686,245	2,152,840	—	3,839,085
Milestone 2015	2,433,172	5,118,806	—	7,551,978
Milestone 2020	1,803,436	4,593,206	—	6,396,642
Milestone 2025	1,049,071	3,926,333	—	4,975,404
Milestone 2030	698,501	3,100,633	—	3,799,134
Milestone 2035	373,189	1,869,156	—	2,242,345
Milestone 2040	372,028	1,849,218	—	2,221,246

At December 31, 2008, the following funds had net capital loss carryovers:

	Expiring December 31
Fund	2010	2011	2013	2014	2015	2016
Low Duration Bond	$—	$—	$2,517,298	$3,180,132	$261,945	$—
Inflation Protected Securities	—	—	1,398,401	1,993,824	48,256	1,913,837
Asset Allocation	—	—	—	—	—	53,888,378
Equity Income	—	—	—	—	—	78,459,730
Growth & Income	—	—	—	—	—	75,443,781
Growth	125,817,886	82,974,331	—	—	—	218,603,855
Select Value	—	—	—	—	—	35,743,246
Aggressive Opportunities	—	—	—	—	—	46,487,410
Discovery	—	—	—	—	—	32,830,142
International	—	—	—	—	—	36,965,418
Diversified Assets	—	—	—	—	—	12,964,939
Core Bond Index	—	—	4,825,601	8,705,385	4,299,528	2,798,291
500 Stock Index	8,310,436	3,056,924	—	—	—	7,112,966
Broad Market Index	7,552,479	7,434,496	—	—	—	265,032
Model Portfolio Conservative Growth	—	—	—	—	—	75,377

At December 31, 2008, the following funds elected to defer post-October net capital losses and currency losses of:

Fund	Capital Losses	Currency Losses
Low Duration Bond	$258,110	$768,784
Inflation Protected Securities	586,056	115,552
Asset Allocation	1,696,333	—
Equity Income	4,583,781	114,422
Growth & Income	21,051,820	93,600
Growth	162,297,410	—
Select Value	14,882,846	—
Aggressive Opportunities	38,606,789	—
Discovery	24,235,948	220,261
International	51,912,366	—
Diversified Assets	2,232,116	615,131

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Fund	Capital Losses	Currency Losses
Core Bond Index	$506,306	$—
500 Stock Index	1,102,099	—
Broad Market Index	563,967	—
Mid/Small Company Index	1,535,898	—
Overseas Equity Index	1,585,852	—

Futures Contracts

A futures contract is an agreement between two parties to buy and sell a security, commodity, or index at a set price on a future date. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with the changes in the value of the underlying securities. The amounts of risk under such futures contracts may exceed the amounts reflected in the financial statements. The use of futures contracts may also include counterparty risk, which is the risk that the other party to a futures contract may not fulfill its obligations. As of December 31, 2008, the following funds had open futures contracts outstanding:

Low Duration Bond Fund

Number of Contracts	Exchange	Contract	Expiration Date	Underlying Face Amount at Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
220	EUX	Euro-Schatz	March 2009	$32,865,508	$120,245
Sold
75	CBT	U.S. 2 Year Treasury Note	March 2009	$16,354,687	$(4,676)
			Total Unrealized Appreciation		$115,569

Inflation Protected Securities Fund

Number of Contracts	Exchange	Contract	Expiration Date	Underlying Face Amount at Value	Net Unrealized Depreciation
Purchased
14	CBT	U.S. 20 Year Treasury Long Bond	March 2009	$1,932,656	$(8,204)
Sold
52	CBT	U.S. 10 Year Treasury Note	March 2009	$6,539,000	$(22,270)
7	CBT	U.S. 2 Year Treasury Note	March 2009	1,526,437	(9,915)
6	CBT	U.S. 5 Year Treasury Note	March 2009	714,328	(7,253)
					$(39,438)
			Total Unrealized Depreciation		$(47,642)

Asset Allocation Fund

Number of Contracts	Exchange	Contract	Expiration Date	Underlying Face Amount at Value	Net Unrealized Appreciation
Purchased
1,712	CME	E-MINI S&P 500 Index	March 2009	$77,048,560	$626,507
29	CME	S&P 500 Index	March 2009	6,525,725	55,082
			Total Unrealized Appreciation		$681,589

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Discovery Fund

Number of Contracts	Exchange	Contract	Expiration Date	Underlying Face Amount at Value	Net Unrealized Appreciation
Purchased
1,244	NYF	E-MINI Russell 2000 Index	March 2009	$61,938,760	$6,154,249
			Total Unrealized Appreciation		$6,154,249

Diversified Assets Fund

Number of Contracts	Exchange	Contract	Expiration Date	Underlying Face Amount at Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
241	EOE	Amsterdam Index	January 2009	$16,505,551	$(39,220)
58	EOP	CAC 40 Index	January 2009	2,596,864	(15,483)
88	MSE	Canadian Government 10 Year Bond	March 2009	9,035,950	294,898
19	EUX	DAX Index	March 2009	3,192,093	84,400
47	EUX	DJ Euro STOXX 50 Index	March 2009	1,600,643	18,654
101	EUX	Euro Bund	March 2009	17,526,918	158,272
70	EUX	Euro-Schatz	March 2009	10,457,207	46,453
175	LIF	FTSE 100 Index	March 2009	11,045,514	361,854
22	HKG	Hang Seng Index	January 2009	2,044,528	(8,558)
52	MFM	IBEX 35 Index	January 2009	6,587,113	30,326
453	SSE	OMX Stockholm 30 Index	January 2009	3,775,024	(36,145)
109	MIL	S&P/MIB Index	March 2009	14,713,665	123,189
113	MSE	S&P/TSX 60 Index	March 2009	9,883,953	638,048
182	SFE	SPI 200 Index	March 2009	11,883,286	681,019
125	CBT	U.S. 2 Year Treasury Note	March 2009	27,257,813	198,187
118	CBT	U.S. 5 Year Treasury Note	March 2009	14,048,453	42,750
56	LIF	UK Gilt Long Bond	March 2009	9,941,064	400,521
					$2,979,165
Sold
10	SGX	10 Year Mini-JGB	March 2009	$1,541,644	$(507)
236	SFE	Australian Government 10 Year Bond	March 2009	19,151,749	(564,239)
165	EOP	CAC 40 Index	January 2009	7,387,629	(200)
74	EUX	DAX Index	March 2009	12,432,364	(247,579)
198	CME	E-MINI S&P 500 Index	March 2009	8,910,990	(186,359)
20	EUX	Euro Bund	March 2009	3,470,677	(102,238)
89	LIF	FTSE 100 Index	March 2009	5,617,433	(129,666)
31	MFM	IBEX 35 Index	January 2009	3,926,933	(26,422)
12	TSE	Japanese Government 10 Year Bond	March 2009	18,548,704	(107,848)
228	TSE	Topix Index	March 2009	21,680,750	(1,183,427)
177	CBT	U.S. 10 Year Treasury Note	March 2009	22,257,750	(84,253)
41	CBT	U.S. 2 Year Treasury Note	March 2009	8,940,562	(109,547)
					$(2,742,285)
			Total Unrealized Appreciation		$236,880

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

500 Stock Index Fund

Number of Contracts	Exchange	Contract	Expiration Date	Underlying Face Amount at Value	Net Unrealized Appreciation
Purchased
117	CME	E-MINI S&P 500 Index	March 2009	$5,265,585	$83,984
			Total Unrealized Appreciation		$83,984

Broad Market Index Fund

Number of Contracts	Exchange	Contract	Expiration Date	Underlying Face Amount at Value	Net Unrealized Appreciation
Purchased
30	NYF	E-MINI Russell 2000 Index	March 2009	$1,493,700	$91,061
171	CME	E-MINI S&P 500 Index	March 2009	7,695,855	103,310
			Total Unrealized Appreciation		$194,371

Mid/Small Company Index Fund

Number of Contracts	Exchange	Contract	Expiration Date	Underlying Face Amount at Value	Net Unrealized Appreciation
Purchased
39	NYF	E-MINI Russell 2000 Index	March 2009	$1,941,810	$67,326
36	CME	E-MINI S&P MidCap 400	March 2009	1,933,920	59,500
			Total Unrealized Appreciation		$126,826

Overseas Equity Index Fund

Number of Contracts	Exchange	Contract	Expiration Date	Underlying Face Amount at Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
46	EUX	DJ Euro STOXX 50 Index	March 2009	$1,566,586	$(11,341)
17	LIF	FTSE 100 Index	March 2009	1,072,993	31,625
9	TSE	TOPIX Index	March 2009	855,819	45,213
			Total Unrealized Appreciation		$65,497

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. Such contracts are recorded at market value and marked to market daily. Risks of entering into foreign currency exchange contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The amount at risk for such forward foreign currency exchange contracts may exceed the amount reflected in the financial statements. The use of derivative instruments may also include counterparty risk, which is the risk that the other party to a derivative contract may not fulfill its obligations. Realized and unrealized gains or losses on forward foreign currency exchange contracts are reflected in the accompanying financial statements. As of December 31, 2008, the following funds had open forward foreign currency exchange contracts outstanding:

Low Duration Bond Fund

Currency	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2008	Net Unrealized Gain/(Loss)
Purchase Contracts
Euro	01/12/2009	$1,955,240	$1,945,449	$(9,791)
Sale Contracts
Euro	01/12/2009	$7,852,122	$8,583,600	$(731,478)
		Net Unrealized Loss on Forward Foreign Currency Contracts		$(741,269)

Discovery Fund

Currency	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2008	Net Unrealized Gain/(Loss)
Sale Contracts
Canadian Dollar	01/02/2009	$2,460	$2,430	$30
Euro	01/12/2009	2,226,893	2,445,708	(218,815)
		Net Loss on Sale Contracts		$(218,785)
		Net Unrealized Loss on Forward Foreign Currency Contracts		$(218,785)

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

International Fund

Currency	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2008	Net Unrealized Gain/(Loss)
Purchase Contracts
Australian Dollar	01/02/2009	$336,180	$339,663	$3,483
	01/05/2009	53,014	53,262	248
	01/06/2009	5,193	5,262	69
	01/23/2009	1,576,955	1,667,197	90,242
Canadian Dollar	01/14/2009	2,394,989	2,393,909	(1,080)
Swiss Franc	01/06/2009	175,885	174,523	(1,362)
	01/09/2009	607,088	612,729	5,641
Euro	01/02/2009	30,812	30,424	(388)
	01/09/2009	605,468	587,337	(18,131)
	01/14/2009	2,313,197	2,527,636	214,439
British Pound Sterling	01/02/2009	20,939	20,768	(171)
Japanese Yen	01/09/2009	1,098,970	1,132,283	33,313
	01/23/2009	1,780,988	1,781,269	281
	01/29/2009	4,199,606	4,102,623	(96,983)
Swedish Krona	01/02/2009	63,750	64,431	681
		Net Gain On Purchase Contracts		$230,282
Sale Contracts
Canadian Dollar	01/09/2009	$1,098,970	$1,132,277	$(33,307)
	01/14/2009	2,313,197	2,393,909	(80,712)
	01/29/2009	2,619,821	2,576,021	43,800
Swiss Franc	01/05/2009	54,500	54,087	413
	01/06/2009	207,646	206,485	1,161
	01/09/2009	1,147,468	1,225,370	(77,902)
	01/16/2009	891,000	994,447	(103,447)
Euro	01/02/2009	9,703	9,613	90
	01/05/2009	234,745	231,688	3,057
	01/06/2009	40,670	40,511	159
	01/14/2009	2,486,831	2,527,636	(40,805)
British Pound Sterling	01/05/2009	141,199	140,719	480
	01/23/2009	1,780,988	1,676,440	104,548
Hong Kong Dollar	01/02/2009	45,499	45,503	(4)
	01/05/2009	24,899	24,901	(2)
Japanese Yen	01/05/2009	241,930	241,823	107
	01/06/2009	86,415	86,026	389
	01/07/2009	65,989	65,781	208
	01/23/2009	1,576,955	1,591,917	(14,962)
Mexican Peso	01/06/2009	4,999	4,989	10
	01/29/2009	1,579,785	1,485,650	94,135
		Net Loss on Sale Contracts		$(102,584)
		Net Unrealized Gain on Forward Foreign Currency Contracts		$127,698

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Diversified Assets Fund

Currency	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2008	Net Unrealized Gain/(Loss)
Purchase Contracts
Australian Dollar	01/06/2009	$7,397,318	$7,495,309	$97,991
Canadian Dollar	01/06/2009	6,611,243	6,611,136	(107)
Swiss Franc	01/06/2009	7,291,288	8,238,606	947,318
	02/04/2009	4,290,635	4,289,909	(726)
Euro	01/06/2009	9,426,491	10,087,540	661,049
	02/04/2009	4,071,139	4,070,685	(454)
British Pound Sterling	01/06/2009	15,907,422	15,040,687	(866,735)
	02/04/2009	11,659,240	11,656,968	(2,272)
Japanese Yen	01/06/2009	9,327,146	9,754,152	427,006
	02/04/2009	7,309,093	7,309,262	169
Norwegian Krone	01/06/2009	1,434,693	1,437,598	2,905
New Zealand Dollar	01/06/2009	3,951,488	3,950,834	(654)
Swedish Krona	01/07/2009	4,422,979	4,531,165	108,186
	01/14/2009	2,167,079	2,213,833	46,754
	02/04/2009	3,398,410	3,397,680	(730)
		Net Gain On Purchase Contracts		$1,419,700
Sale Contracts
Australian Dollar	01/06/2009	$7,080,978	$7,495,309	$(414,331)
	02/04/2009	4,627,272	4,627,938	(666)
Canadian Dollar	01/06/2009	6,580,233	6,611,137	(30,904)
	02/04/2009	6,607,871	6,608,031	(160)
Swiss Franc	01/06/2009	7,836,738	8,238,606	(401,868)
Euro	01/06/2009	9,828,149	10,087,541	(259,392)
	01/07/2009	1,881,051	2,070,986	(189,935)
British Pound Sterling	01/06/2009	15,097,471	15,040,687	56,784
Japanese Yen	01/06/2009	9,726,213	9,754,152	(27,939)
	01/09/2009	258,170	261,467	(3,297)
Norwegian Krone	01/06/2009	1,463,742	1,437,599	26,143
	02/04/2009	306,754	306,780	(26)
New Zealand Dollar	01/06/2009	3,712,070	3,950,834	(238,764)
	02/04/2009	3,934,651	3,931,879	2,772
Swedish Krona	01/07/2009	4,531,103	4,531,166	(63)
		Net Loss on Sale Contracts		$(1,481,646)
		Net Unrealized Loss on Forward Foreign Currency Contracts		$(61,946)

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Overseas Equity Index Fund

Currency	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2008	Net Unrealized Gain/(Loss)
Purchase Contracts
Euro	03/18/2009	$1,864,170	$1,975,391	$111,221
British Pound Sterling	03/18/2009	1,365,019	1,329,022	(35,997)
Japanese Yen	03/18/2009	1,847,558	1,887,217	39,659
		Net Gain On Purchase Contracts		$114,883
Sale Contracts
Euro	03/18/2009	$168,331	$169,032	$(701)
British Pound Sterling	03/18/2009	62,795	60,871	1,924
Japanese Yen	03/18/2009	91,287	92,252	(965)
		Net Gain on Sale Contracts		$258
		Net Unrealized Gain on Forward Foreign Currency Contracts		$115,141

Option Contracts

Purchases of put and call options are recorded as an investment, the value of which is marked to market at each valuation date. When a purchased option expires, the fund will realize a loss equal to the premium paid. When a fund enters into a closing sale transaction, the fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a fund exercises a call option, the cost of the security which the fund purchases upon exercise will be increased by the premium originally paid.

When a fund writes a call or put option, an amount equal to the premium received by the fund is recorded as a liability, the value of each is marked to market at each valuation date. When a written option expires, the fund realizes a gain equal to the amount of the premium originally received. When a fund enters into a closing purchase transaction, the fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold/written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security that the fund purchased upon exercise.

Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations. Option contract transactions may incur a commission, in addition to the premium paid or received. The risk in writing a call option is that the fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the fund pays a premium whether or not the option is exercised. The use of derivative instruments may also include counterparty risk, which is the risk that the other party to a derivative contract may not fulfill its obligations. Written option activity for the year ended December 31, 2008 was as follows:

	Call Options		Put Options		Total
Inflation Protected Securities Fund	# Contracts	Premium	# Contracts	Premium	# Contracts	Premium
Beginning balance as of 01/01/2008	23	$8,910	100	$41,862	123	$50,772
Contracts written	220	271,309	164	171,949	384	443,258
Contracts closed	(23)	(24,625)	—	—	(23)	(24,625)
Contracts expired	(220)	(255,594)	(264)	(213,811)	(484)	(469,405)
Ending balance as of 12/31/2008	—	$—	—	$—	—	$—

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

	Call Options		Put Options		Total
Diversified Assets Fund	# Contracts	Premium	# Contracts	Premium	# Contracts	Premium
Beginning balance as of 01/01/2008	—	$—	910	$237,171	910	$237,171
Contracts written	1,960	541,397	910	312,990	2,870	854,387
Contracts closed	(1,960)	(541,397)	(1,820)	(550,161)	(3,780)	(1,091,558)
Contracts expired	—	—	—	—	—	—
Ending balance as of 12/31/2008	—	$—	—	$—	—	$—

Swap Agreements

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange between two parties of their respective commitments to pay or receive interest. An inflation swap agreement is a contract between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The swaps listed below are marked to market daily using a Bloomberg Swap Curve Calculator, or other third party pricing vendors, and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. The risks associated with swap agreements include the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreements. In certain types of swap transactions, the risk of loss is increased because the fund may be required to make additional or higher payments to the counterparty as a result of market volatility. In addition, swap agreements are not traded on exchanges or other organized markets and thus may be less liquid than other derivative instruments. The use of derivative instruments may also include counterparty risk, which is the risk that the other party to a derivative contract may not fulfill its obligations. At December 31, 2008, the following swap agreements were outstanding:

Inflation Protected Securities Fund

Notional Amount	Expiration Date	Description	Net Unrealized Gain/(Loss)
AUD 8,700,000	6/15/2010	This is an Interest Rate Swap Agreement with Deutsche Bank AG, notional amount 8,700,000 Australian Dollar (AUD), entered into by Pacific Investment Management Company (“PIMCO”) on June 19, 2007. In this swap, the fund has contractually arranged to receive a fixed rate of 7.0% and pay a floating rate of the 6-month Australian Bank Bill (the floating index), resetting every six months, during the period from June 16, 2008 to June 15, 2010.	$310,644

AUD 2,500,000	3/15/2010	This is an Interest Rate Swap Agreement with UBS AG, notional amount AUD 2,500,000, entered into by PIMCO on February 29, 2008. In this swap, the fund has contractually arranged to receive a fixed rate of 7.5% and pay a floating rate of the 3-month Australian Bank Bill (the floating index), resetting every quarter, during the period from March 15, 2009 to March 15, 2010.	75,753

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Notional Amount	Expiration Date	Description	Net Unrealized Gain/(Loss)

BRL 6,600,000	1/2/2012	This is an Interest Rate Swap Agreement with Morgan Stanley Capital Services, notional amount 6,600,000 Brazilian Real (BRL), entered into by PIMCO on January 3, 2008. In this swap, the fund has contractually arranged to receive a fixed rate of 12.54% and pay a floating rate of the Brazil Cetip Interbank Deposit (the floating index) at maturity, resetting daily, during the period from December 4, 2007 to January 2, 2012.	$19,329

EUR 2,000,000	3/19/2010	This is an Interest Rate Swap Agreement with Deutsche Bank AG, notional amount 2,000,000 Euro (EUR), entered into by PIMCO on December 21, 2007. In this swap, the fund has contractually arranged to receive a fixed rate of 4.5% and pay a floating rate of 6 month EURIBOR rate (the floating index), resetting every six months, during the period from March 19, 2008 to March 19, 2010.	41,487

EUR 2,000,000	3/19/2010	This is an Interest Rate Swap Agreement with Morgan Stanley Capital Services, notional amount EUR 2,000,000, entered into by PIMCO on December 21, 2007. In this swap, the fund has contractually arranged to receive a fixed rate of 4.5% and pay a floating rate of 6 month EURIBOR rate (the floating index), resetting every six months, during the period from March 19, 2008 to March 19, 2010.	41,487

EUR 1,100,000	9/14/2012	This is an Inflation Rate Swap Agreement with Barclays Bank PLC, notional amount EUR 1,100,000, entered into by PIMCO on September 12, 2007. In this swap, the fund has contractually arranged to receive a fixed rate of 2.07% and pay the French Non-Revised Index of Consumer Prices excluding Tobacco (the Inflation Index) during the period from September 14, 2007 to September 14, 2012.	36,057

USD 3,200,000	3/5/2018	This is an Inflation Rate Swap Agreement with Goldman Sachs Capital Markets, notional amount $3,200,000, entered into by PIMCO on March 3, 2008. In this swap, the fund has contractually arranged to receive a fixed rate of 2.97% and pay a floating rate of Consumer Price All Urban Non-Seasonally Adjusted Index (the floating index), at maturity, during the period from March 5, 2008 to March 5, 2018.	429,846

USD 3,600,000	3/6/2018	This is an Inflation Rate Swap Agreement with Morgan Stanley Capital Services, notional amount $3,600,000, entered into by PIMCO on March 4, 2008. In this swap, the fund has contractually arranged to receive a fixed rate of 2.98% and pay a floating rate of Consumer Price All Urban Non-Seasonally Adjusted Index (the floating index), at maturity, during the period from March 6, 2008 to March 6, 2018.	487,343

USD 8,400,000	6/18/2010	This is an Interest Rate Swap Agreement with Deutsche Bank AG, total notional amount $8,400,000, entered into by PIMCO on January 2, 2008. In this swap, the fund has contractually arranged to receive a fixed rate of 4.0% and pay a floating rate of 3-month LIBOR (the floating index), resetting every quarter, during the period from June 18, 2008 to June 18, 2010.	326,597

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Notional Amount	Expiration Date	Description	Net Unrealized Gain/(Loss)

GBP 1,000,000	3/20/2013	This is an Interest Rate Swap Agreement with Deutsche Bank AG, notional amount 1,000,000 British Pound (GBP), entered into by PIMCO on February 1, 2008. In this swap, the fund has contractually arranged to receive a fixed rate of 5.0% and pay a floating rate of 6-month LIBOR (the floating index), resetting every six months, during the period from March 20, 2008 to March 20, 2013.	$96,332

GBP 200,000	9/10/2027	This is an Inflation Rate Swap Agreement with Royal Bank of Scotland PLC, notional amount GBP 200,000 entered into by PIMCO on September 10, 2007. In this swap, the fund has contractually arranged to receive a fixed rate of 3.44% and pay the UK Non-revised Retail Price Index All Items (the inflation index) during the period from September 10, 2007 to September 10, 2027.	10,864

GBP 500,000	12/19/2017	This is an Inflation Rate Swap Agreement with Royal Bank of Scotland PLC, total notional amount GBP 500,000, entered into by PIMCO on December 19, 2007 (notional GBP 200,000) and on December 21, 2007 (notional GBP 300,000). In this swap, the fund has contractually arranged to receive a fixed rate of 3.1825% and pay the UK Non-revised Retail Price Index All Items (the inflation index) during the period from December 19, 2007 to December 19, 2017.	70,960

GBP 400,000	12/14/2017	This is an Inflation Rate Swap Agreement with Barclays Bank PLC, notional amount GBP 400,000, entered into by PIMCO on December 7, 2007. In this swap, the fund has contractually arranged to receive a fixed rate of 3.25% and pay the UK Non-revised Retail Price Index All Items (the inflation index) during the period from December 14, 2007 to December 14, 2017.	60,675

GBP 400,000	1/3/2018	This is an Inflation Rate Swap Agreement with Goldman Sachs Capital Markets, notional amount GBP 400,000, entered into by PIMCO on January 3, 2008. In this swap, the fund has contractually arranged to receive a fixed rate of 3.11% and pay the UK Non-revised Retail Price Index All Items (the inflation index) during the period from January 3, 2008 to January 3, 2018.	53,340

USD 800,000	6/18/2010	This is an Interest Rate Swap Agreement with Bank of America, total notional amount $800,000, entered into by PIMCO on April 23, 2008. In this swap, the fund has contractually arranged to receive a fixed rate of 4.0% and pay a floating rate of 3-month LIBOR (the floating index), resetting every quarter, during the period from January 18, 2008 to June 18, 2010.	17,526

USD 300,000	12/17/2038	This is an Interest Rate Swap Agreement with Bank of America, total notional amount $300,000, entered into by PIMCO on August 7, 2008. In this swap, the fund has contractually arranged to pay a fixed rate of 5.0% and receive a floating rate of 3-month LIBOR (the floating index), resetting every three months, during the period from December 17, 2008 to December 17, 2038.	(144,601)

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Notional Amount	Expiration Date	Description	Net Unrealized Gain/(Loss)

USD 600,000	6/17/2016	This is an Interest Rate Swap Agreement with Royal Bank of Scotland PLC, total notional amount $600,000, entered into by PIMCO on December 11, 2008. In this swap, the fund has contractually arranged to receive a fixed rate of 4.0% and pay a floating rate of 3-month LIBOR (the floating index), resetting every quarter, during the period from June 17, 2009 to June 17, 2016.	$13,638

USD 2,900,000	6/17/2019	This is an Interest Rate Swap Agreement with Barclays Bank PLC, total notional amount $2,900,000, entered into by PIMCO on November 13, 2008. In this swap, the fund has contractually arranged to pay a fixed rate of 4.0% and receive a floating rate of 3-month LIBOR (the floating index), resetting every quarter, during the period from June 17, 2009 to June 17, 2019.	(395,213)

USD 700,000	6/17/2029	This is an Interest Rate Swap Agreement with Citibank, total notional amount $700,000, entered into by PIMCO on December 18, 2008. In this swap, the fund has contractually arranged to pay a fixed rate of 3.0% and receive a floating rate of 3-month LIBOR (the floating index), resetting every quarter, during the period from June 17, 2009 to June 17, 2029.	54,636
		Total Unrealized Gain (Loss)	$1,606,700

SwapOptions (“Swaptions”)

A swaption combines the features of an option and an interest rate swap. A swaption is an option to buy or sell an interest rate swap. Depending on the terms of the particular swaption, the fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swaption, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. The use of swaptions may also include counterparty risk, which is the risk that the other party to a swaption may not fulfill its obligations. The fund records an unrealized gain or loss for the amount expected to be received or paid under the agreement if such agreement was terminated at valuation. The unrealized gain or loss is recorded in the fund’s Statement of Assets and Liabilities. Written swaption activity for the year ended December 31, 2008 was as follows:

	Call Swaptions		Put Swaptions		Total
Inflation Protected Securities Fund	Notional Amount	Premium	Notional Amount	Premium	Notional Amount	Premium
Beginning balance as of 01/01/2008	$3,600,000	$103,985	$3,600,000	$98,010	$7,200,000	$201,995
Written	4,400,000	107,490	1,800,000	12,343	6,200,000	119,833
Closed	—	—	—	—	—	—
Expired	(3,600,000)	(103,985)	(3,600,000)	(98,010)	(7,200,000)	(201,995)
Ending balance as of 12/31/2008	$4,400,000	$107,490	$1,800,000	$12,343	$6,200,000	$119,833

Exchange	Contract	Notional Amount	Strike Price	Expiration Date	Unrealized Loss
OTC	Call—Interest Rate Swaption	$2,200,000	4.30%	2/2/2009	$(166,040)
OTC	Call—Interest Rate Swaption	1,400,000	3.50%	5/6/2009	(74,481)
OTC	Put—Interest Rate Swaption	1,000,000	2.75%	5/22/2009	(3,716)
OTC	Put—Interest Rate Swaption	800,000	2.75%	5/22/2009	(2,623)
OTC	Call—Interest Rate Swaption	800,000	3.50%	5/6/2009	(39,240)
					$(286,100)

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

3.	U.S. Treasury Guarantee Program

On September 19, 2008, the U.S. Treasury announced the establishment of the U.S. Treasury Temporary Guarantee Program (the “Guarantee Program”) for money market funds. The Guarantee Program covers investors in a participating money market fund who were invested in the fund on September 19, 2008 and continue to hold at least one share of the fund until the date when a Guarantee Event occurs, i.e. the fund “breaks the buck.” Coverage is limited to the lower of the amount invested on September 19, 2008 or on the date the money market fund “breaks the buck.” The Portfolio is participating in the Guarantee Program. The Guarantee Program applies to the Money Market Fund, as a shareholder of record of the Portfolio on September 19, 2008. The Guarantee Program has been extended through April 30, 2009, after which the U.S. Secretary of the Treasury will review the need and terms for further extension. The Portfolio is participating in the Guarantee Program through April 30, 2009.

4.	Agreements and Other Transactions with Affiliates

VIA, a wholly owned subsidiary of ICMA-RC, provides investment advisory services to each of the funds. Pursuant to Master Advisory Agreements, VIA is entitled to receive 0.10% of the average daily net assets of each Actively Managed and Milestone Fund and 0.05% of the average daily net assets of the Index Funds. Effective July 1, 2005, VIA is entitled to receive 0.10% on the first $500 million of net assets, 0.09% on the next $500 million of net assets, and 0.08% on net assets over $1 billion for each Model Portfolio Fund. For these services, VIA received $14,983,298 in the aggregate for the year ended December 31, 2008.

VIA and the Company contract with one or more subadvisers (“Subadvisers”) for the day-to-day management of each of the funds other than the Money Market Fund, Model Portfolio Funds and Milestone Funds. Each Subadviser is paid a fee by the funds during the year based on average net assets under management, except that the subadviser fee for Analytic Investors, LLC and Mellon Capital Management Corporation for the Diversified Assets Fund is calculated based on the average net asset value of the fund’s assets allocated and assigned to each of them by VIA. The fee structure for many of the Subadvisers provides for a range of fees so that as average net assets of a fund increase the rate of fee paid decreases. With other Subadvisers, one fee is applicable to all levels of assets under management. Additional information about each Subadviser’s fee is presented in the Company’s Prospectus and Statement of Additional Information. Fees paid by each fund to Subadvisers during the year ended December 31, 2008 are presented in the “Additional Information” section of these Notes. Below the Subadviser’s fees during the year ended December 31, 2008 are shown as an annual percentage of average net assets under management, except that the subadviser fee for Analytic Investors, LLC and Mellon Capital Management Corporation for the Diversified Assets Fund which is calculated based on the average net asset value of the assets allocated and assigned to each of them by VIA.

Fund	Subadviser	Actual Fee as a Percentage of Average Daily Net Assets (net of subadviser fee waivers)
Low Duration Bond	Payden & Rygel	0.10%
	STW Fixed Income Management Ltd.	0.20%

Inflation Protected Securities	Pacific Investment Management Company, LLC	0.20%
	BlackRock Financial Management, Inc.	0.11%

Asset Allocation	Mellon Capital Management Corporation	0.25%

Equity Income	Barrow, Hanley, Mewhinney & Strauss, Inc.	0.25%
	T. Rowe Price Associates, Inc.	0.38%
	Southeastern Asset Management, Inc.	0.54%

Growth & Income	Capital Guardian Trust Company (1)	0.25%
	T. Rowe Price Associates, Inc.	0.39%
	Wellington Management Company, LLP	0.29%

Growth	Columbus Circle Investors (2)	0.35%
	D.G. Capital Management Trust (2)	0.46%

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Fund	Subadviser	Actual Fee as a Percentage of Average Daily Net Assets (net of subadviser fee waivers)
Growth (continued)	Goldman Sachs Asset Management, L.P. (2)	0.23%
	Legg Mason Capital Management, Inc.	0.39%
	Peregrine Capital Management (2)	0.36%
	Tukman Grossman Capital Management, Inc.	0.40%
	Westfield Capital Management Company, LLC	0.34%

Select Value	Artisan Partners Limited Partnership (3)	0.55%
	Goldman Sachs Asset Management, L.P. (3)	0.28%
	WEDGE Capital Management L.L.P.	0.57%
	Systematic Financial Management L.P.	0.46%

Aggressive Opportunities	Legg Mason Capital Management, Inc.	0.40%
	Southeastern Asset Management, Inc.	0.60%
	TimesSquare Capital Management, LLC	0.50%
	T. Rowe Price Associates, Inc.	0.58%

Discovery	Payden & Rygel	0.15%
	Wellington Management Company, LLP	0.73%

International	Artisan Partners Limited Partnership	0.70%
	Capital Guardian Trust Company (4)	0.43%
	GlobeFlex Capital, LP	0.40%
	Walter Scott & Partners Limited	0.59%

Diversified Assets	Analytic Investors, LLC	0.45%
	Drake Capital Management, LLC	0.23%
	Mellon Capital Management Corporation	0.65%
	Payden & Rygel	0.08%

Core Bond Index	Mellon Capital Management Corporation	0.02%

500 Stock Index	Mellon Capital Management Corporation	0.02%

Broad Market Index	Mellon Capital Management Corporation	0.02%

Mid/Small Company Index	Mellon Capital Management Corporation	0.05%

Overseas Equity Index	Mellon Capital Management Corporation	0.07%

(1)	Minimum fee of $167,500 per year.

(2)	At a meeting held on September 12, 2008 the Board approved the appointment of CCI and D.G. Capital to serve as subadvisers to the Growth Fund and also approved the termination of GSAM and Peregrine as subadvisers to the Growth Fund.

(3)	At a meeting held on September 12, 2008 the Board approved the appointment of Artisan Partners to serve as a subadviser to the Select Value Fund and also approved the termination of GSAM as a subadviser to the Select Value Fund.

(4)	Minimum fee of $337,500 per year.

Expenses

The Model Portfolio Funds and Milestone Funds incur fees and expenses indirectly as shareholders in their respective underlying funds and the Money Market Fund incurs fees and expenses indirectly as a shareholder of the Portfolio. Because the underlying funds have varied expense and fee levels and the Model Portfolio, Milestone and Money Market Funds may own different proportions of such funds at different times, the amount of fees and expenses indirectly incurred by the Model Portfolio, Milestone, and Money Market Funds will vary.

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Fee Waivers

If the aggregate advisory fees of the Growth Fund exceed 0.54% because of subadvisory changes, VIA will waive its advisory fee or reimburse expenses to the extent necessary on any resulting increase in subadvisory fees payable by the Growth Fund. This commitment will continue until such time as shareholders approve an increase in this limit. For the year ended December 31, 2008, no waiver or reimbursement was necessary to comply with the 0.54% maximum subadvisory fee rate.

From January 3, 2005 until April 30, 2006, VIA contractually agreed to waive fees and/or reimburse expenses to each of the Milestone Funds limiting the direct operating expenses to no more than 0.05% of the Fund’s average daily net assets on an annualized basis. From May 1, 2006 through April 30, 2009, VIA contractually agreed to limit each Fund’s total fund operating expenses to the following percentages:

Milestone Retirement Income	0.81%
Milestone 2010	0.88%
Milestone 2015	0.91%
Milestone 2020	0.93%
Milestone 2025	0.95%
Milestone 2030	0.97%
Milestone 2035	0.99%
Milestone 2040	0.99%

For the year ended December 31, 2008, VIA reimbursed each fund as follows:

Milestone Retirement Income	$99,861
Milestone 2010	$70,298
Milestone 2015	$59,738
Milestone 2020	$45,701
Milestone 2025	$47,231
Milestone 2030	$44,230
Milestone 2035	$44,918
Milestone 2040	$44,714

T. Rowe Price Associates, Inc. (“T. Rowe Price”) voluntarily waives a portion of its aggregate subadvisory fees for the Growth & Income, Equity Income and Aggressive Opportunities Funds. This voluntary fee waiver was first implemented on May 1, 2003. Through September 30, 2005, 2.5% of the aggregate fees were waived on total assets managed between $250 million and $500 million and 5% of the aggregate fees were waived on total assets managed in excess of $500 million. Effective October 1, 2005, 2.5% of the aggregate fees were waived on the first $500 million of assets managed and 5% on assets managed in excess of $500 million. For the year ended December 31, 2008, this voluntary fee waiver totaled $169,347, of which $69,816 was allocated to the Equity Income Fund, $47,234 to the Growth & Income Fund and $52,297 to the Aggressive Opportunities Fund. Prior to its termination as a Subadviser in September 2008, GSAM agreed to voluntarily waive a portion of its subadvisory fee for the Select Value Fund to 0.28% on the first $200 million of assets, 0.245% on the next $500 million of assets, and 0.224% on assets over $700 million from November 1, 2007. For the year ended December 31, 2008, this waiver totaled $79,577. Payden & Rygel has contractually agreed to waive a portion of its subadvisory fee until April 30, 2010 for the Diversified Assets Fund so that its fees will not exceed 0.08% of the Diversified Assets Fund’s annual average daily net assets under its management. For the year ended December 31, 2008, this waiver totaled $42,007. Legg Mason Capital Management (“LMCM”) voluntarily agreed to waive its fee for the Aggressive Opportunities Fund to 0.00% for the quarters ended June 30, 2008 and September 30, 2008. This waiver totaled $488,931 for the year ended December 31, 2008. Effective October 1, 2008, Tukman Grossman Capital Management, Inc. (“TukmanGrossman”) voluntarily agreed to waive a portion of its subadvisory fee due to it in an amount equal to 0.10% of the average daily market value of the assets of the Growth Fund’s assets under its management. This waiver totaled $82,762 for the quarter ended December 31, 2008.

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

5.	Investment Portfolio Transactions

Purchases and sales of investments, exclusive of short-term securities, for each fund (except the Money Market Fund) for the year ended December 31, 2008 were as follows:

	U.S. Government Obligations		Other Securities
Fund	Purchases at Cost	Sales Proceeds	Purchases at Cost	Sales Proceeds
Low Duration Bond	$98,764,249	$161,293,948	$306,514,175	$327,239,482
Inflation Protected Securities	273,894,644	297,066,159	224,097,067	163,781,900
Asset Allocation	—	—	24,054,875	51,993,217
Equity Income	—	—	510,264,781	412,064,998
Growth & Income	—	—	617,060,224	534,918,854
Growth	—	—	3,482,690,338	3,556,524,541
Select Value	—	—	572,165,029	540,894,557
Aggressive Opportunities	—	—	521,130,203	545,030,804
Discovery	20,272,599	58,924,344	134,406,610	104,445,344
International	—	—	685,979,569	547,997,203
Diversified Assets	46,258,700	30,729,615	255,321,195	221,374,607
Core Bond Index	310,461,994	353,536,037	173,302,671	334,006,284
500 Stock Index	—	—	26,173,793	21,932,087
Broad Market Index	—	—	20,254,140	41,078,877
Mid/Small Company Index	—	—	46,515,468	29,123,228
Overseas Equity Index	—	—	10,876,757	24,951,564
Model Portfolio Savings Oriented	—	—	52,225,424	61,723,037
Model Portfolio Conservative Growth	—	—	103,100,876	132,849,277
Model Portfolio Traditional Growth	—	—	260,433,307	267,547,768
Model Portfolio Long-Term Growth	—	—	299,451,449	211,069,044
Model Portfolio All-Equity Growth	—	—	79,572,230	38,313,397
Milestone Retirement Income	—	—	18,209,095	20,555,341
Milestone 2010	—	—	29,769,022	19,393,075
Milestone 2015	—	—	48,395,941	27,559,551
Milestone 2020	—	—	53,955,368	14,123,040
Milestone 2025	—	—	39,624,319	9,535,601
Milestone 2030	—	—	38,319,950	6,285,152
Milestone 2035	—	—	22,806,240	3,361,780
Milestone 2040	—	—	26,227,788	3,919,537

6.	Tax Basis Unrealized Appreciation (Depreciation)

At December 31, 2008, net unrealized appreciation (depreciation) on investments was as follows:

Fund	Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ (Depreciation)
Money Market	$458,084,379	$—	$—	$—
Low Duration Bond	441,810,667	3,666,853	28,843,911	(25,177,058)
Inflation Protected Securities	353,448,270	1,184,425	13,333,765	(12,149,340)
Asset Allocation	533,486,806	52,538,488	133,471,213	(80,932,725)
Equity Income	1,552,619,769	101,631,768	471,543,384	(369,911,616)
Growth & Income	991,356,880	20,323,617	218,846,174	(198,522,557)
Growth	2,032,712,341	22,742,414	405,001,689	(382,259,275)
Select Value	323,687,045	5,390,349	77,010,199	(71,619,850)
Aggressive Opportunities	1,066,324,627	48,303,616	300,081,893	(251,778,277)
Discovery	168,027,736	2,609,054	29,136,176	(26,527,122)

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Fund	Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ (Depreciation)
International	$1,096,169,682	$15,811,108	$280,656,058	$(264,844,950)
Diversified Assets	341,870,236	1,629,266	11,092,589	(9,463,323)
Core Bond Index	1,028,561,155	32,247,396	35,054,911	(2,807,515)
500 Stock Index	261,919,057	123,797,548	96,979,399	26,818,149
Broad Market Index	423,488,030	122,422,766	126,541,206	(4,118,440)
Mid/Small Company Index	232,881,150	25,367,000	73,976,271	(48,609,271)
Overseas Equity Index	186,444,417	10,670,978	60,220,465	(49,549,487)
Model Portfolio Savings Oriented	297,678,172	—	41,644,258	(41,644,258)
Model Portfolio Conservative Growth	546,464,585	—	96,936,893	(96,936,893)
Model Portfolio Traditional Growth	1,411,235,858	—	338,975,453	(338,975,453)
Model Portfolio Long-Term Growth	1,648,600,789	987,110	445,788,972	(444,801,862)
Model Portfolio All-Equity Growth	622,380,265	—	236,635,446	(236,635,446)
Milestone Retirement Income	53,411,823	15,357	10,078,454	(10,063,097)
Milestone 2010	82,392,548	76,356	17,385,878	(17,309,522)
Milestone 2015	162,524,525	137,037	42,367,032	(42,229,995)
Milestone 2020	154,657,905	136,642	42,310,751	(42,174,109)
Milestone 2025	116,339,975	91,226	35,072,707	(34,981,481)
Milestone 2030	95,953,407	84,953	29,816,687	(29,731,734)
Milestone 2035	56,149,497	35,766	18,773,086	(18,737,320)
Milestone 2040	57,437,066	22,504	19,421,073	(19,398,569)

7.	Portfolio Securities Loaned

Certain funds lend securities to approved brokers to earn additional income. As of December 31, 2008, certain funds had loaned securities, which were collateralized by cash or other forms of collateral as provided for in the Company’s Securities Lending Agency Agreement with JPMorgan Chase Bank, N.A. at least equal to the market value of the securities loaned. The funds receive dividends and interest on the loaned securities and a portion of interest earned on reinvested collateral. All securities loaned are marked to market daily in U.S. dollars and collateral is received and released accordingly on the following day to achieve the required collateralization for the previous day’s market value. A fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A fund also continues to receive any distributions paid on the loaned securities. The fund may terminate a loan at any time and generally receives the securities loaned within the normal settlement period for the security involved. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The fund may not retain voting rights on securities while they are on loan. Voting rights on the loaned securities may pass to the borrower. The funds, however, are entitled to terminate or recall the loans to vote proxies or otherwise obtain rights to vote or consent with respect to a material event.

The funds will be indemnified by its custodian for securities lending programs conducted through the custodian if, at the time of a default by a borrower, some or all of the loaned securities have not been returned by the borrower. The custodian, as soon as practicable after the time of default, shall deposit in the funds’ account securities of the same number, issue, type, class and series of the unreturned loaned securities. If the custodian is unable to purchase replacement securities, it will credit to the funds’ account an amount equal to the market value of the unreturned loaned securities.

The market value of the securities on loan and the value of the related collateral as December 31, 2008, were as follows:

Fund	Securities on Loan	Collateral	Collateralization
Low Duration Bond	$18,400,920	$18,827,042	102%
Inflation Protected Securities	39,933,882	41,174,849	103%
Asset Allocation	34,628,213	34,886,070	101%*
Equity Income	80,293,306	82,581,238	103%
Growth & Income	46,963,733	47,355,726	101%*

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Fund	Securities on Loan	Collateral	Collateralization
Growth	$213,678,214	$216,108,503	101	%*
Select Value	33,083,087	33,111,264	100	%*
Aggressive Opportunities	147,318,213	147,443,427	100	%*
Discovery	18,369,161	18,581,775	101	%*
International	67,117,287	71,187,286	106%
Core Bond Index	137,213,878	140,487,167	102%
500 Stock Index	28,299,307	28,529,675	101	%*
Broad Market Index	31,153,993	31,144,112	100	%*
Mid/Small Company Index	28,670,847	28,673,907	100	%*
Overseas Equity Index	8,439,593	8,955,513	106%

*	Collateralization was brought into compliance with additional collateral received the following day.

8.	Transactions with Affiliated Funds

At December 31, 2008 the Model Portfolio Funds and Milestone Funds held investments in a number of the underlying funds. The figures presented below represent the percentages of shares outstanding in each of the underlying funds owned by the Model Portfolio and Milestone Funds on that date:

Underlying Fund	Model Portfolio Savings Oriented	Model Portfolio Conservative Growth	Model Portfolio Traditional Growth	Model Portfolio Long-Term Growth	Model Portfolio All-Equity Growth
Low Duration Bond	27.57%	25.60%	21.03%	—	—
Inflation Protected Securities	7.64%	9.54%	13.76%	—	—
Equity Income	2.39%	4.58%	11.75%	14.13%	6.22%
Growth & Income	3.50%	5.51%	17.23%	20.74%	8.62%
Growth	—	1.89%	7.41%	9.48%	4.47%
Select Value	—	6.50%	28.16%	47.95%	16.93%
Aggressive Opportunities	—	2.09%	9.02%	15.39%	5.46%
Discovery	—	—	26.69%	44.12%	28.12%
International	1.76%	4.90%	17.53%	25.91%	10.37%
Diversified Assets	7.44%	12.92%	30.72%	34.80%	—
Core Bond Index Class I	5.06%	13.98%	28.91%	26.98%	—
Mid/Small Index Class I	—	—	—	—	—

Underlying Fund	Milestone Retirement Income	Milestone 2010	Milestone 2015	Milestone 2020	Milestone 2025
Low Duration Bond	4.36%	5.38%	5.24%	2.24%	0.61%
Inflation Protected Securities	1.28%	1.71%	1.53%	—	—
Equity Income	0.48%	0.84%	2.05%	2.22%	1.71%
Growth & Income	0.71%	1.03%	1.78%	1.75%	1.42%
Growth	—	0.13%	0.62%	0.66%	0.53%
Select Value	—	—	—	—	—
Aggressive Opportunities	—	—	—	—	—
Discovery	—	—	—	—	—
International	0.34%	0.66%	1.75%	1.90%	1.59%
Diversified Assets	1.27%	1.90%	3.48%	3.26%	2.35%
Core Bond Index Class I	0.72%	1.08%	2.64%	3.14%	1.88%
Mid/Small Index Class I	—	1.63%	9.32%	12.61%	11.51%

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Underlying Fund	Milestone 2030	Milestone 2035	Milestone 2040
Low Duration Bond	—	—	—
Inflation Protected Securities	—	—	—
Equity Income	1.46%	0.86%	0.90%
Growth & Income	1.26%	0.73%	0.76%
Growth	0.48%	0.30%	0.32%
Select Value	—	—	—
Aggressive Opportunities	—	—	—
Discovery	—	—	—
International	1.41%	0.85%	0.89%
Diversified Assets	1.54%	0.33%	—
Core Bond Index Class I	1.27%	0.62%	0.58%
Mid/Small Index Class I	11.54%	7.88%	8.85%

9.	Control Persons and Principal Holders of Securities

As of December 31, 2008, a majority of the voting shares of all funds, except the Money Market Fund, were held either directly, or indirectly through the Model Portfolio Funds and the Milestone Funds and by the VantageTrust, a group trust sponsored and maintained by VantageTrust Company (“Trust Company”). VantageTrust was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The Trust Company, a New Hampshire non-depository banking corporation, has the power to vote the shares of the funds directly held by VantageTrust and has the power to direct the vote of the shares of the Model Portfolio Funds and the Milestone Funds under the proxy voting policy adopted by VIA, the Company’s adviser, and is therefore considered a “control” person of the funds for purposes of the 1940 Act. Both the Trust Company and VIA are wholly owned subsidiaries of ICMA-RC. As a control person of all the funds, the Trust Company may possess the ability to control the outcome of matters submitted to the vote of shareholders.

Additionally, at December 31, 2008, VantageTrust, an affiliated group trust, held directly or indirectly, the outstanding shares of the Company in the percentages shown below:

Fund	% Owned by the VantageTrust
Money Market	38.47%
Low Duration Bond	82.17%
Inflation Protected Securities	92.41%
Asset Allocation	97.27%
Equity Income	93.64%
Growth & Income	93.43%
Growth	97.41%
Select Value	95.51%
Aggressive Opportunities	96.77%
Discovery	95.89%
International	94.67%
Diversified Assets	93.17%
Core Bond Index Class I	92.35%
Core Bond Index Class II	94.47%
500 Stock Index Class I	84.85%
500 Stock Index Class II	99.99%
Broad Market Index Class I	87.95%
Broad Market Index Class II	91.10%
Mid/Small Co Index Class I	83.67%
Mid/Small Co Index Class II	100.00%

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Fund	% Owned by the VantageTrust
Overseas Index Class I	82.00%
Overseas Index Class II	99.99%
Model Portfolio Savings Oriented	88.55%
Model Portfolio Conservative Growth	89.29%
Model Portfolio Traditional Growth	95.42%
Model Portfolio Long-Term Growth	96.39%
Model Portfolio All-Equity Growth	95.65%
Milestone Retirement Income	72.56%
Milestone 2010	84.50%
Milestone 2015	87.78%
Milestone 2020	89.20%
Milestone 2025	88.25%
Milestone 2030	87.52%
Milestone 2035	84.91%
Milestone 2040	81.18%

10.	Brokerage Commissions

VIA has entered into agreements with brokers whereby the brokers will rebate a portion of the funds’ brokerage commissions on behalf of certain funds. Such amounts, under such agreements, are included in net realized gain (loss) on the sale of investments presented in the Statement of Operations. For the year ended December 31, 2008, the Funds recaptured the following amounts of brokerage commissions:

Fund	Recaptured Brokerage Commissions
Equity Income	$48,636
Growth & Income	53,684
Growth	430,755
Select Value	85,233
Aggressive Opportunities	165,078
Discovery	14,379
International	37,755

11.	Stock Split in the Low Duration Bond Fund (formerly the Short-Term Bond Fund)

On October 28, 2005, a “stock split” was processed in the Vantagepoint Low Duration Bond Fund. Specifically, there was a “10 for 1” split meaning that the shares outstanding were increased by a multiple of 10 and the NAV was divided by 10. Therefore, this action had no impact on the aggregate value of the shares outstanding. The record date (shareholders of record on this date were affected) was Thursday, October 27, 2005. The payable date (the date the stock split posted to shareholder accounts) was Friday, October 28, 2005. The ex-date (the date the NAV changed to reflect the split) was Friday, October 28, 2005. Share transactions, shares outstanding, NAVs, and per share ratios for prior years in the Statement of Changes in Net Assets and the Financial Highlights have been restated to reflect historical application of the “10 for 1” split in order to present these items on a basis comparable to the current year, as required by generally accepted accounting principles.

12.	Recently Issued Accounting Pronouncements

In March 2008, Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), was issued and is effective for reporting periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures to provide information about the reasons the funds invest in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

VANTAGEPOINT FUNDS
Additional Information (Unaudited)

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives. Management has evaluated the Amendment and determined that it has no impact on the Funds’ financial statement disclosures, at this time.

A.	Tax Disclosures

For corporate shareholders, a portion of the ordinary dividends paid during the fund’s year ended December 31, 2008 qualified for the dividends received deduction as follows:

Fund
Asset Allocation	100.00%
Growth & Income	100.00%
Growth	100.00%
Select Value	91.39%
Aggressive Opportunities	51.99%
Discovery	12.31%
International	8.01%
500 Stock Index	100.00%
Broad Market Index	99.16%
Mid/Small Company Index	61.38%
Overseas Equity Index	0.06%
Model Portfolio Savings Oriented	3.57%
Model Portfolio Conservative Growth	8.98%
Model Portfolio Traditional Growth	22.35%
Model Portfolio Long-Term Growth	37.98%
Model Portfolio All-Equity Growth	73.67%
Milestone Retirement Income	4.23%
Milestone 2010	6.89%
Milestone 2015	13.21%
Milestone 2020	19.80%
Milestone 2025	28.64%
Milestone 2030	39.76%
Milestone 2035	45.92%
Milestone 2040	49.56%

Pursuant to Section 852 of the Internal Revenue Code, the Company designated the following capital gain dividends for the year ended December 31, 2008:

Fund	Long Term Capital Gain Dividend
Asset Allocation	$1,418,664
Equity Income	29,223,819
Growth & Income	3,259,740
Aggressive Opportunities	23,661,060
International	11,900,831
Mid/Small Company Index	9,195,176
Overseas Equity Index	946,847
Model Portfolio Savings Oriented	6,116,466
Model Portfolio Conservative Growth	15,469,586
Model Portfolio Traditional Growth	56,312,560

VANTAGEPOINT FUNDS
Additional Information (Unaudited)—(Continued)

Fund	Long Term Capital Gain Dividend
Model Portfolio Long-Term Growth	$81,346,774
Model Portfolio All-Equity Growth	40,293,923
Milestone Retirement Income	1,357,524
Milestone 2010	2,152,840
Milestone 2015	5,118,806
Milestone 2020	4,593,206
Milestone 2025	3,926,333
Milestone 2030	3,100,633
Milestone 2035	1,869,156
Milestone 2040	1,849,218

B.	Foreign Taxes Paid

For the year ended December 31, 2008, dividends from foreign countries were $26,544,128 and $6,754,139 for the International and the Overseas Equity Index Funds, respectively. Taxes paid to foreign countries that qualify for the foreign tax credit were $2,647,946 and $634,599 for the International and the Overseas Equity Index Funds, respectively.

All funds treat any foreign taxes paid as a reduction of net investment company taxable income by these amounts.

C.	Sources of Income

The following table summarizes the percentage of income received by the Company in 2008 from various obligors:

Fund	U.S. Treasury Obligations	GNMA	FNMA	FHL Bank	FHLMC	Other U.S. Government Agency
Low Duration Bond	5.02%	2.94%	2.21%	0.79%	2.54%	0.18%
Inflation Protected Securities	65.68%	0.00%	0.11%	0.34%	0.00%	0.21%
Asset Allocation	0.44%	0.00%	0.07%	0.00%	3.17%	0.00%
Growth & Income	0.02%	0.00%	0.00%	0.13%	0.36%	0.59%
Growth	0.00%	0.00%	0.00%	0.00%	0.00%	0.73%
Select Value Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.19%
Discovery	6.96%	3.32%	2.51%	1.26%	2.23%	0.28%
International	0.63%	0.31%	0.00%	0.00%	0.00%	3.00%
Diversified Assets Fund	9.83%	0.00%	1.52%	3.54%	2.09%	0.07%
Core Bond Index	12.68%	2.69%	16.26%	1.50%	12.01%	0.10%
500 Stock Index	0.04%	0.00%	0.00%	0.00%	0.00%	0.00%
Broad Market Index	0.03%	0.00%	0.00%	0.00%	0.00%	0.00%
Mid/Small Company Index	0.06%	0.00%	0.00%	0.00%	0.00%	0.00%
Overseas Equity Index	0.07%	0.25%	0.00%	0.00%	0.00%	0.00%

D.	Qualified Dividend Income

The following are estimates of qualified dividend income received by the Company through December 31, 2008 that qualify for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified Dividend Income
Asset Allocation	100.00%
Growth & Income	100.00%
Growth	100.00%
Select Value	100.00%
Aggressive Opportunities	51.99%
Discovery	16.58%

VANTAGEPOINT FUNDS
Additional Information (Unaudited)—(Continued)

Fund	Qualified Dividend Income
International	100.00%
500 Stock Index	100.00%
Broad Market Index	99.78%
Mid/Small Company Index	62.29%
Overseas Equity Index	96.54%
Model Portfolio Savings Oriented	3.95%
Model Portfolio Conservative Growth	9.95%
Model Portfolio Traditional Growth	24.98%
Model Portfolio Long-Term Growth	42.89%
Model Portfolio All-Equity Growth	83.33%
Milestone Retirement Income	4.68%
Milestone 2010	7.58%
Milestone 2015	14.53%
Milestone 2020	21.75%
Milestone 2025	31.43%
Milestone 2030	43.50%
Milestone 2035	50.13%
Milestone 2040	54.03%

E.	Directors Table

Independent Directors

Name, Address,* and Age	Positions Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Director
N. Anthony Calhoun (61)	Director, Audit Committee Member and Chair, Investment Committee and Nominating Committee Member	Term expires October 2011 Director since November 1998
Executive Deputy State Treasurer—Commonwealth of Pennsylvania (August 2007 to Present); Secretary to Senate Finance Committee/Minority—State of New York Legislature (January 2007–August 2007); Retired (October 2005–January 2007); and Deputy Chief Financial Officer and Treasurer—District of Columbia (2001–2005);
N/A
Donna K. Gilding (69)	Director, Investment Committee Member and Chair, and Nominating Committee Member	Term expires October 2011 Director since November 1998
Chief Investment Officer—Lowenhaupt Global Advisors, LLC (Sept. 2006–Present); Chief Investment Officer—Lowenhaupt & Chasnoff (2005–Sept. 2006) (wealth management law firm); and Chief Investment Officer—Progress Investment Management Company (2000–2005);
N/A
Arthur R. Lynch (54)	Chair of the Board and Director, Audit Committee Member, Investment Committee Member, and Nominating Committee Member	Term expires October 2011 Director since November 1998	Deputy City Manager—City of Glendale, Arizona (2005–present); Chief Financial Officer—City of Glendale, Arizona (1985–2005)	N/A

VANTAGEPOINT FUNDS
Additional Information (Unaudited)—(Continued)

Name, Address,* and Age	Positions Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Director
Timothy M. O’Brien (59)	Director, Audit Committee Member, Investment Committee Member, and Nominating Committee Member	Term expires October 2009 Director since September 2005	Independent Consultant (pension consulting) (2003–present); Chief Executive Officer—American Humane Association (1999–2003)	N/A
Robert A. Rudell (60)	Director, Investment Committee Member and Nominating Committee Member	Term expires October 2009 Director since March 2007
Director—Medtox Scientific, Inc. (medical device/clinical lab) (2002–present); Director/Chairman—Search Institute (non-profit) (2002–present); Trustee—Optimum Fund Trust (registered investment company) (2003–present) Director—Bloodhound Investment Research, Inc. (portfolio construction software) (2003–present); Director/Chairman—Diverse Emerging Music Organization (non-profit) (2004–present); Director/Independent Chair—Heartland Funds (registered investment company (2005–present); and Director—American Investors Bank & Mortgage (bank) (2005–present)
Director—Medtox Scientific, Inc.; Trustee—Optimum Fund Trust (6 portfolios); Director/Independent Chair—Heartland Funds (3 portfolios)
Robin L. Wiessmann (55)	Director and Investment Committee Member and Nominating Committee Member	Term expires October 2009 Director since November 1998
State Treasurer—Commonwealth of Pennsylvania (April 2007–January 2009); Director—Merrill, Lynch, Pierce, Fenner & Smith Incorporated, (2006– April 2007); and President—Brown Wiessmann Group (financial services consulting) (2002–2006)
Director—ICMA Retirement Corporation from January 1994– December 2001.

Interested Directors and Officers

Name, Address,* and Age	Positions Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Director
Robert O’Neill (58)**	Director	Term expires October 2009. Director since June 2008	Executive Director—ICMA (2002–present)	Director—ICMA Retirement Corporation
Joan McCallen (56)**	President and Principal Executive Officer	Since September 2003
Chief Executive Officer—ICMA Retirement Corporation (Aug. 2003–present); President and Manager—Vantagepoint Investment Advisers, LLC; ICMA-RC Services, LLC (broker-dealer); President and Manager—Vantagepoint Transfer Agents, LLC (2003–present); Director and President, VantageTrust Company (2003–present); and Executive Vice President and Chief Operations Officer—ICMA Retirement Corporation (1997–2003)
N/A
Bruce James Rohrbacher (56)**	Vice President and Chief Compliance Officer	Since September 2004
Senior Vice President and Chief Compliance Officer—ICMA Retirement Corporation (2004 to present); Senior Vice President and Chief Compliance Officer, Vantagepoint Investment Advisers, LLC (2004–present) and Chief Compliance Officer, ICMA-RC Services, LLC (broker-dealer) (2004 to present); and Director of Compliance and Internal Audit—Frank Russell Company (financial services) (1996–2004)
N/A

VANTAGEPOINT FUNDS
Additional Information (Unaudited)—(Continued)

Name, Address,* and Age	Positions Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Director
Gerard P. Maus (57)**	Treasurer and Principal Financial Officer	Since December 2004
Senior Vice President and Chief Financial Officer—ICMA Retirement Corporation (2004 to present); Senior Vice President and Treasurer—Vantagepoint Investment Advisers, LLC (2004–present); Manager and Treasurer—Vantagepoint Transfer Agents, LLC and ICMA-RC Services, LLC (broker-dealer) (2004–present); Chief Financial Officer and Chief Administrative Officer—SoundView Technology Group (2002–2004); and Chief Financial Officer, Treasurer, Director, Member—SoundView Technology Group Internal Companies (2002–2004)
N/A
Angela Montez (41)**	Secretary	Since December 2006
Managing Vice President, Deputy General Counsel and Assistant Secretary—ICMA Retirement Corporation (2006–present); Corporate Counsel—ICMA Retirement Corporation (2000–2006); Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLC and ICMA-RC Services, LLC (broker-dealer) (2006–2007)
N/A
Kathryn B. McGrath (64)**	Assistant Secretary	Since March 2008
Senior Vice President and General Counsel—ICMA Retirement Corporation (October 2007–Present); Secretary— Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLP and ICMA-RC Services, LLC (broker dealer) (December 2007–present); Partner-Mayer Brown LLP (law firm) (2005–October 2007); and Partner—Crowell & Moring LL (law firm) (2002–2005)
N/A

*	The business address for each Director and Officer is 777 N. Capitol Street N.E., Washington, D.C. 20002.

**	Mses. McCallen, McGrath, and Montez and Messrs. Rohrbacher and Maus are considered to be “interested persons” of the Company, as that term is defined under the 1940 Act due to their positions as officers of VIA and ICMA-RC Services, the distributor of the Funds, and ICMA-RC, the parent company of VIA and ICMA-RC Services.

Aggregate compensation that was paid to the directors during the year ended December 31, 2008 totaled $109,681. Executive officers do not receive any compensation from the Company. However, the Company pays a portion of the compensation of the Chief Compliance Officer of the Company. The amount paid by the Company during the year ended December 31, 2008 totaled $260,907.

The Statement of Additional Information includes additional information about the Company’s Board and is available, without charge, upon request, by calling 1-800-669-7400 and on ICMA-RC’s website at www.icmarc.org.

F.	Subadviser Fees

Presented below are the fees paid by each fund to Subadvisers during the year ended December 31, 2008, and are shown as an annual percentage of average net assets under management except that the subadviser fee for Analytic Investors, LLC and Mellon Capital Management Corporation for the Diversified Assets Fund is calculated based on the average net asset value of the assets allocated and assigned to each of them by VIA as well as total dollars paid. The total dollars below represent amounts paid to Subadvisers for services performed during the period July 1, 2007 through September 30, 2008.

VANTAGEPOINT FUNDS
Additional Information (Unaudited)—(Continued)

Fund	Subadviser	Actual Fee as a Percentage of Average Daily Net Assets (net of subadviser fee waivers)	Dollars Paid
Low Duration Bond	Payden & Rygel	0.10%	$246,315
	STW Fixed Income Management Ltd.	0.20%	480,647

Inflation Protected Securities	Pacific Investment Management Company, LLC	0.20%	317,339
	BlackRock Financial Management, Inc.	0.11%	160,387

Asset Allocation	Mellon Capital Management Corporation	0.25%	1,624,938

Equity Income	Barrow, Hanley, Mewhinney & Strauss, Inc.	0.25%	1,244,710
	T. Rowe Price Associates, Inc.	0.38%	1,971,421
	Southeastern Asset Management, Inc.	0.54%	2,856,497

Growth & Income	Capital Guardian Trust Company (1)	0.25%	822,504
	T. Rowe Price Associates, Inc.	0.39%	1,339,027
	Wellington Management Company, LLP	0.29%	979,501

Growth	Columbus Circle Investors (2)	0.35%	—
	D.G. Capital Management Trust (2)	0.46%	—
	Goldman Sachs Asset Management, L.P. (2)	0.23%	654,232
	Legg Mason Capital Management, Inc.	0.39%	2,161,909
	Peregrine Capital Management (2)	0.36%	1,982,012
	Tukman Grossman Capital Management, Inc.	0.40%	2,398,070
	Westfield Capital Management Company, L.P.	0.34%	1,453,779

Select Value	Artisan Partners Limited Partnership (3)	0.55%	6,155
	Goldman Sachs Asset Management, L.P. (3)	0.28%	229,352
	WEDGE Capital Management L.L.P.	0.57%	349,163
	Systematic Financial Management L.P.	0.46%	372,356

Aggressive Opportunities	Legg Mason Capital Management, Inc.	0.40%	538,416
	Southeastern Asset Management, Inc.	0.60%	1,171,516
	TimesSquare Capital Management, LLC	0.50%	1,594,256
	T. Rowe Price Associates, Inc.	0.58%	1,592,161

Discovery	Payden & Rygel	0.15%	113,930
	Wellington Management Company, LLP	0.73%	532,834

International	Artisan Partners Limited Partnership	0.70%	1,862,151
	Capital Guardian Trust Company (4)	0.43%	1,491,305
	GlobeFlex Capital, LP	0.40%	1,057,437
	Walter Scott & Partners Limited	0.59%	1,262,519

Diversified Assets	Analytic Investors, LLC	0.45%	584,085
	Drake Capital Management, LLC	0.23%	315,813
	Mellon Capital Management Corporation	0.65%	835,146
	Payden & Rygel	0.08%	171,721

Core Bond Index	Mellon Capital Management Corporation	0.02%	232,298

500 Stock Index	Mellon Capital Management Corporation	0.02%	97,331

Broad Market Index	Mellon Capital Management Corporation	0.02%	169,258

VANTAGEPOINT FUNDS
Additional Information (Unaudited)—(Continued)

Fund	Subadviser	Actual Fee as a Percentage of Average Daily Net Assets (net of subadviser fee waivers)	Dollars Paid
Mid/Small Company Index	Mellon Capital Management Corporation	0.05%	$110,061

Overseas Equity Index	Mellon Capital Management Corporation	0.07%	194,890

(1)	Minimum fee of $167,500 per year.

(2)	At a meeting held on September 12, 2008 the Board approved the appointment of CCI and D.G. Capital to serve as subadvisers to the Growth Fund and also approved the termination of GSAM and Peregrine as subadvisers to the Growth Fund.

(3)	At a meeting held on September 12, 2008 the Board approved the appointment of Artisan Partners to serve as a subadviser to the Select Value Fund and also approved the termination of GSAM as a subadviser to the Select Value Fund.

(4)	Minimum fee of $337,500 per year.

G.	Directors’ Consideration of Subadvisory Agreements

Vantagepoint Growth Fund and Vantagepoint Select Value Fund

At the September Meeting the Board of the Company, including a majority of the Directors who are not “interested persons” as defined in the 1940 Act (“Independent Directors”), approved (1) initial Subadvisory Agreements (each a “Growth Subadvisory Agreement” and, collectively, the “Growth Subadvisory Agreements”) among the Company, VIA and each of CCI and D.G. Capital, relating to the Growth Fund, and (2) an initial Subadvisory Agreement (“Select Value Subadvisory Agreement”) among the Company, VIA and Artisan Partners relating to the Select Value Fund. CCI, D.G. Capital and Artisan Partners are hereinafter referred to, each as a “New Subadviser” and, collectively, as the “New Subadvisers” and the Growth Fund and the Select Value Fund are hereinafter referred to, each as a “Fund” and, collectively, as the “Funds.” Also at the September Meeting, VIA recommended and the Board approved (1) the termination of GSAM and Peregrine as subadvisers to the Growth Fund, (2) an increase in the allocation of the Growth Fund’s assets to one of the Growth Fund’s existing subadvisers, Westfield Capital Management Company, L.P. (“Westfield”), and (3) the termination of GSAM as subadviser to the Select Value Fund. Before approving the appointment of CCI and D.G. Capital as subadvisers to the Growth Fund and Artisan Partners as subadviser to the Select Value Fund, the Board of the Company, at the September Meeting, considered the recommendations of, and supporting analyses and data presented by, VIA.

With respect to the Board’s consideration of the Growth Subadvisory Agreements with CCI and D.G. Capital for the Growth Fund and the Select Value Subadvisory Agreement with Artisan Partners for the Select Value Fund, the Directors received written information in advance of the September Meeting from VIA, which included: (1) the process by which VIA selected and recommended for Board approval each New Subadviser as a subadviser of its respective Fund; (2) the nature, extent and quality of the services that each New Subadviser would provide to the applicable Fund; (3) each New Subadviser’s experience, reputation, investment management business, personnel and operations; (4) each New Subadviser’s brokerage and trading policies and practices; (5) the level of subadvisory fees to be charged to the applicable Fund by each New Subadviser and a comparison of those fees to the: (a) fees charged by each of CCI and D.G. Capital to manage other large-cap growth accounts, and by Artisan Partners to manage other mid-cap value equity accounts; and (b) fees charged by a group of U.S. separate account investment managers utilizing a large-cap growth style with respect to CCI and D.G. Capital and a mid-cap value style with respect to Artisan Partners; (6) each New Subadviser’s compliance program; (7) each New Subadviser’s historical performance returns utilizing: (i) a traditional large-cap growth mandate with respect to CCI; (ii) an opportunistic large-cap growth mandate with respect to D.G. Capital; and (iii) a mid-cap value equity mandate with respect to Artisan Partners, and such performance compared to a relevant benchmark and peer group; (8) each Fund’s expected overall investment advisory fee and projected total expense ratio, taking into account the change in subadvisers, compared to: (i) for the Growth Fund, a group of U.S. open-end large-cap growth mutual funds similar in investment objective to the Growth Fund; and (ii) for the Select Value Fund, a group of mid-cap value funds; and (9) each New Subadviser’s financial condition.

VANTAGEPOINT FUNDS
Additional Information (Unaudited)—(Continued)

In considering the information and materials described above, the Independent Directors received assistance from and met separately with their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

In determining whether to approve each Growth Subadvisory Agreement and the Select Value Subadvisory Agreement, the Directors considered the information received in advance of the September Meeting, the presentations made by, and discussions held with, representatives of each New Subadviser, VIA’s personnel and the Company’ Chief Compliance Officer at Investment Committee meetings held prior to the September Meeting and at the September Meeting, as applicable, as well as a variety of factors. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve the Growth Subadvisory Agreements and the Select Value Subadvisory Agreement.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services expected to be provided by each New Subadviser under the Growth Subadvisory Agreements or Select Value Subadvisory Agreement, as applicable, the Directors considered the specific investment process to be employed by each New Subadviser in managing the assets of the applicable Fund to be allocated to them; the qualifications of each New Subadviser’s respective investment management personnel with regard to implementing: (i) a traditional large-cap growth mandate with respect to CCI; (ii) an opportunistic large-cap growth mandate with respect to D.G. Capital; and (iii) a mid-cap value equity mandate with respect to Artisan Partners; each New Subadviser’s overall favorable performance record as compared to a relevant benchmark and peer group; each New Subadviser’s infrastructure and whether it appeared to adequately support a large-cap growth strategy with respect to CCI and D.G. Capital and a mid-cap value equity strategy with respect to Artisan Partners; and VIA’s review process and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided by each New Subadviser to the applicable Fund. The Directors acknowledged that CCI and D.G. Capital each has a successful performance record as a large-cap growth manager; Artisan Partners has a successful performance record as a mid-cap value equity manager; each New Subadviser has experienced portfolio management personnel; and each New Subadviser appeared to have adequate infrastructure and support staff to seek to achieve favorable results implementing a large-cap growth mandate for the Growth Fund with respect to CCI and D.G. Capital and a mid-cap value equity mandate for the Select Value Fund with respect to Artisan Partners. The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by each New Subadviser were appropriate for the applicable Fund in light of its investment strategy and, thus, supported a decision to approve each Growth Subadvisory Agreement and the Select Value Subadvisory Agreement.

Investment Performance. The Directors evaluated each New Subadviser’s historical investment performance record in managing its clients’ assets utilizing a large-cap growth mandate with respect to CCI and D.G. Capital and a mid-cap value equity mandate with respect to Artisan Partners and considered each performance record versus a relevant benchmark and peer group (based on information provided by an independent third-party source). With respect to CCI and D.G. Capital, the Directors concluded that each New Subadviser’s historical investment performance record supported approval of the Growth Subadvisory Agreements. With respect to Artisan Partners, the Directors concluded that the New Subadviser’s performance record supported approval of the Select Value Subadvisory Agreement.

Subadvisory Fees, Expense Ratio Impact and Economies of Scale.  In evaluating each proposed subadvisory fee, the Directors reviewed each New Subadviser’s subadvisory fee schedule. The Directors considered comparisons of the subadvisory fees to be charged by each New Subadviser to the applicable Fund with each New Subadviser’s fee schedule for managing other accounts with an investment mandate similar to the mandate the New Subadviser is to employ on behalf of the applicable Fund. The Directors also considered that, according to the information provided by VIA, (i) the proposed fee schedule for D.G. Capital reflected the lowest fee rate currently charged by the New Subadviser to other accounts for which D.G. Capital provides advisory services utilizing a similar mandate and is lower than its standard fee schedule for managing accounts with a similar mandate; (ii) the proposed fee schedule for CCI is lower than its standard fee schedule for managing accounts with a similar mandate; and (iii) the proposed fee schedule for Artisan Partners reflected the lowest fee rate currently charged by Artisan Partners to other accounts for which Artisan Partners provides advisory services utilizing a similar mandate, taking into account the amount of the Select Value Fund’s assets to be allocated to Artisan Partners, and is lower than its standard fee schedule for managing accounts with a similar mandate. Additionally, the nature of the subadvisory services each New Subadviser is to provide to the applicable Fund appeared to be comparable to those each New Subadviser provides to its other subadvisory clients with respect to CCI and D.G. Capital and its separate account clients within the mid-cap value equity strategy with respect to Artisan Partners.

VANTAGEPOINT FUNDS
Additional Information (Unaudited)—(Continued)

The Directors reviewed information provided by VIA (which was based on an independent third-party source) on the fees charged to accounts with assets comparable to the amount of assets to be allocated initially to each New Subadviser of the applicable Fund by a group of U.S. separate account investment managers that employ a similar investment style to the investment style each New Subadviser is to employ for the applicable Fund. According to the information provided, the effective fee rate to be paid by the applicable Fund to each New Subadviser at the proposed initial asset allocation level for each New Subadviser would be below the median fee charged by such managers.

With respect to the Growth Fund, the Directors then considered that there would be a two basis point increase in overall contractual subadvisory fees and also considered the impact on the total expense ratio of the Growth Fund associated with the appointment of CCI and D.G. Capital, the termination of GSAM and Peregrine and the increase in the amount of the Growth Fund’s assets to be allocated to Westfield. Referring to data provided by VIA and compiled by Morningstar, Inc. (“Morningstar”), a provider of independent investment company data, the Directors also noted that the expected total contractual investment advisory fee for the Growth Fund, taking into account the proposed subadviser changes, was lower than the average and median investment advisory fee of a group of U.S. open-end mutual funds in Morningstar’s large-cap growth category. The Directors also considered information provided by VIA and compiled by Morningstar on the total expense ratios of a group of U.S. open-end mutual funds in Morningstar’s large-cap growth category, which showed that, if CCI and D.G. Capital each served as a subadviser to the Growth Fund at the proposed subadvisory fee rates and initial asset allocation levels, along with the Growth Fund’s three other existing subadvisers at their current contractual subadvisory fee rates, the Growth Fund’s expected total expense ratio would be below the average and median expense ratios of such funds.

With respect to the Select Value Fund, the Directors also considered that there would be an increase in overall subadvisory fees of approximately five basis points, and, therefore, the total expense ratio of the Select Value Fund associated with the appointment of Artisan Partners and the termination of GSAM. The Directors noted that, unlike GSAM’s quantitative approach, Artisan Partners employs an active investment strategy. Referring to data provided by VIA and compiled by Morningstar, the Directors also noted that the expected total investment advisory fee for the Select Value Fund, taking into account the proposed subadviser change, was lower than the average and median investment advisory fee of a group of mutual funds in Morningstar’s mid-cap value category. The Directors also considered information provided by VIA and compiled by Morningstar on the total expense ratios of a group of mutual funds in Morningstar’s mid-cap value category, which showed that, if Artisan Partners served as a subadviser to the Select Value Fund at the proposed subadvisory fee rate and initial asset allocation level, along with the Select Value Fund’s two other existing subadvisers, WEDGE Capital Management, LLP (“WEDGE”) and Systematic Financial Management, L.P. (“Systematic”), at their current subadvisory fee rates, the Select Value Fund’s expected total expense ratio would be below the average and median expense ratios of such funds.

The foregoing comparisons assisted the Directors in considering each Growth Subadvisory Agreement and the Select Value Subadvisory Agreement by providing them with a basis for evaluating each New Subadviser’s fees, including in light of the applicable Fund’s expected overall investment advisory fee and total expense ratio, on a relative basis. Based on this information, the Directors concluded that each New Subadviser’s subadvisory fees each appeared to be within a reasonable range for the services to be provided.

The Directors also reviewed the information provided by each New Subadviser regarding the estimated profits to be realized from each New Subadviser’s relationship with the applicable Fund. In reviewing the extent to which economies of scale may be realized by each New Subadviser as the assets of the applicable Fund to be managed by each New Subadviser grow, and whether the proposed fee levels reflect these economies, the Directors considered that each New Subadviser’s proposed fee schedule included breakpoints, which indicates that each proposed subadvisory fee rate is intended to capture certain anticipated economies of scale for the benefit of the applicable Fund’s shareholders in connection with the services to be provided. The Directors concluded that the proposed fee schedule with respect to each New Subadviser was appropriate at this time.

Other Considerations. The Directors considered VIA’s judgment that the addition of CCI and D.G. Capital as subadvisers to the Growth Fund would add value by complementing the investment approach of the Growth Fund’s current investment subadvisers, Tukman Grossman, LMCM and Westfield. In this regard, the Directors considered VIA’s belief that the addition of CCI and D.G. Capital as subadvisers, along with VIA’s recommendations to terminate GSAM and Peregrine and to increase the amount of the Growth Fund’s assets allocated to Westfield, should serve to provide the Growth Fund with a favorable risk/return profile while increasing its potential for higher and more consistent expected

VANTAGEPOINT FUNDS
Additional Information (Unaudited)—(Continued)

returns. The Directors also considered VIA’s judgment that the addition of Artisan Partners as a subadviser to the Select Value Fund would add value by complementing the investment approach of the Select Value Fund’s current investment subadvisers, WEDGE and Systematic. In this regard, the Directors considered VIA’s belief that the addition of Artisan Partners as a subadviser, along with VIA’s recommendation to terminate GSAM should serve to enhance the Select Value Fund’s risk/return profile while increasing its potential for higher and more consistent expected returns.

The Directors considered the selection and due diligence process employed by VIA in deciding to recommend each New Subadviser as a subadviser to the applicable Fund and also considered VIA’s conclusion that the fees to be paid to each New Subadviser for their respective services to the applicable Fund are reasonable and appropriate in light of the nature and quality of services to be provided by each New Subadviser and the reasons supporting that conclusion. The Directors also considered information from VIA concerning its strategy to efficiently implement the subadviser transitions. The Directors concluded that VIA’s recommendations and conclusions supported approval of each Growth Subadvisory Agreement and the Select Value Subadvisory Agreement.

The Directors also considered the potential “fall-out” or ancillary benefits that may accrue to each New Subadviser due to its relationship with the applicable Fund. The Directors considered that each New Subadviser may direct the applicable Fund’s brokerage transactions to certain brokers to obtain research and other services. However, the Directors noted that all subadvisers are required to select brokers who meet each Fund’s requirements for seeking best execution, and that VIA monitors and evaluates the subadvisers’ trade execution with respect to Fund brokerage transactions on a regular basis and provides reports to the Board in this regard. The Directors concluded that the potential benefits accruing to each New Subadviser by virtue of its relationship with the applicable Fund appeared to be reasonable.

Conclusion. After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that: (i) the initial approval of each Growth Subadvisory Agreement with CCI and D.G. Capital was in the best interests of the Growth Fund and its shareholders, and approved the Growth Subadvisory Agreements with, and the fee to be paid to, each of CCI and D.G. Capital; and (ii) the initial approval of the Select Value Subadvisory Agreement with Artisan Partners was in the best interests of the Select Value Fund and its shareholders, and approved the Select Value Subadvisory Agreement with, and the fee to be paid to, Artisan Partners.

Vantagepoint Growth & Income Fund

At the December Meeting the Board, including a majority of the Independent Directors, approved an initial Subadvisory Agreement (“G&I Subadvisory Agreement”) among the Company, VIA and FMI, relating to the Growth & Income Fund. Also at the December Meeting, VIA recommended and the Board approved the termination of Capital Guardian as a subadviser to the Growth & Income Fund. Before approving the appointment of FMI as a subadviser to the Growth & Income Fund, the Board of the Company, at the December Meeting, considered the recommendations of, and supporting analyses and data presented by, VIA.

With respect to the Board’s consideration of the G&I Subadvisory Agreement with FMI, the Directors received written information in advance of the December Meeting from VIA, which included: (1) the process by which VIA selected and recommended for Board approval FMI as a subadviser of the Growth & Income Fund; (2) the nature, extent and quality of the services that FMI would provide to the Growth & Income Fund; (3) FMI’s experience, investment management business, personnel and operations; (4) FMI’s brokerage and trading policies and practices; (5) the level of the subadvisory fee to be charged to the Growth & Income Fund by FMI and a comparison of that fee to the: (a) fees charged by FMI to manage other large-cap equity accounts; and (b) fees charged by a group of U.S. separate account investment managers utilizing a large-cap core equity style; (6) FMI’s compliance program; (7) FMI’s historical performance returns utilizing a large-cap equity mandate and such performance compared to a relevant benchmark and peer group; (8) the Growth & Income Fund’s expected overall investment advisory fee and projected total expense ratio, taking into account the change in subadvisers, compared to a group of large-cap equity funds; and (9) FMI’s financial condition.

In considering the information and materials described above, the Independent Directors received assistance from and met separately with their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

In determining whether to approve the G&I Subadvisory Agreement, the Directors considered the information received in advance of the December Meeting, the presentations made by, and discussions held with, representatives of FMI,

VANTAGEPOINT FUNDS
Additional Information (Unaudited)—(Continued)

VIA’s personnel and the Company’s Chief Compliance Officer at an Investment Committee meeting held prior to the December Meeting and at the December Meeting, as applicable, as well as a variety of factors. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve the G&I Subadvisory Agreement.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services expected to be provided by FMI under the G&I Subadvisory Agreement, the Directors considered the specific investment process to be employed by FMI in managing the assets of the Growth & Income Fund to be allocated to it; the qualifications of FMI’s investment management team with regard to implementing a large-cap equity mandate; FMI’s overall favorable performance record as compared to a relevant benchmark and peer group; FMI’s infrastructure and whether it appeared to adequately support a large-cap equity strategy; and VIA’s review process and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided by FMI to the Growth & Income Fund. The Directors acknowledged that FMI has a successful performance record as a large-cap equity manager; has an experienced portfolio management team; and appears to have adequate infrastructure and support staff to seek to achieve favorable results implementing a large-cap equity mandate for the Growth & Income Fund. The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by FMI were appropriate for the Growth & Income Fund in light of its investment strategy and, thus, supported a decision to approve the G&I Subadvisory Agreement.

Investment Performance. The Directors evaluated FMI’s historical investment performance record in managing its clients’ assets utilizing a large-cap equity mandate and considered the performance record versus a relevant benchmark and peer group (based on information provided by an independent third-party source). The Directors concluded that the historical investment performance record of FMI supported approval of the G&I Subadvisory Agreement with FMI.

Subadvisory Fee, Expense Ratio Impact and Economies of Scale. In evaluating the proposed subadvisory fee, the Directors reviewed FMI’s subadvisory fee schedule. The Directors considered comparisons of the subadvisory fee to be charged by FMI to the Growth & Income Fund with its fee schedule for managing other accounts with an investment mandate similar to the mandate FMI is to employ on behalf of the Growth & Income Fund. The Directors also considered that, according to the information provided by VIA and statements made by FMI representatives, the proposed fee schedule for FMI reflected the lowest fee rate currently charged by FMI to other accounts for which FMI provides advisory services utilizing a similar mandate, and, according to the information provided by VIA, is lower than its standard fee schedule for managing accounts with a similar mandate. Additionally, the nature of the subadvisory services FMI is to provide to the Growth & Income Fund appeared to be comparable to those FMI currently provides to its other subadvisory clients.

The Directors reviewed information provided by VIA (which was based on an independent third-party source) on the fees charged to accounts with assets comparable to the amount of assets to be allocated initially to FMI to a group of U.S. separate account investment managers that employ a similar investment style to the investment style FMI is to employ for the Growth & Income Fund. According to the information provided, the effective fee rate to be paid by the Growth & Income Fund to FMI at the proposed initial asset allocation level for FMI would be below the median fee charged by such managers.

The Directors also considered that there would be an increase in the overall contractual subadvisory fees of less than one basis point, and, therefore, the total expense ratio of the Growth & Income Fund, due to the appointment of FMI and the termination of Capital Guardian. Referring to data provided by VIA and compiled by Morningstar, the Directors also noted that the expected total contractual investment advisory fee for the Growth & Income Fund, taking into account the proposed subadviser change, was lower than the average and median investment advisory fee of a group of mutual funds in Morningstar’s large-cap blend category. The Directors also considered information provided by VIA and compiled by Morningstar on the total expense ratios of a group of mutual funds in Morningstar’s large-cap blend category, which showed that, if FMI served as a subadviser to the Growth & Income Fund at the proposed subadvisory fee rate and initial asset allocation level, along with the Growth & Income Fund’s two other existing subadvisers, Wellington Management Company, LLP (“Wellington”) and T. Rowe Price at their current subadvisory fee rates, the Growth & Income Fund’s expected total expense ratio would be below the average and median expense ratios of such funds.

The foregoing comparisons assisted the Directors in considering the G&I Subadvisory Agreement by providing them with a basis for evaluating FMI’s fee, including in light of the Growth & Income Fund’s expected overall investment

VANTAGEPOINT FUNDS
Additional Information (Unaudited)—(Continued)

advisory fee and total expense ratio, on a relative basis. Based on this information, the Directors concluded that FMI’s subadvisory fee appeared to be within a reasonable range for the services to be provided.

The Directors also reviewed the information provided by FMI regarding the estimated profits to be realized from its relationship with the Growth & Income Fund. In reviewing the extent to which economies of scale may be realized by FMI as the assets of the Growth & Income Fund to be managed by it grow, and whether the proposed fee levels reflect these economies, the Directors considered that FMI’s proposed fee schedule included breakpoints, which indicates that the proposed subadvisory fee rate is intended to capture certain anticipated economies of scale for the benefit of the Growth & Income Fund’s shareholders in connection with the services to be provided. The Directors concluded that the proposed fee schedule with respect to FMI was appropriate at this time.

Other Considerations. The Directors considered VIA’s judgment that the addition of FMI as a subadviser to the Growth & Income Fund would add value by complementing the investment approach of the Growth & Income Fund’s current investment subadvisers, Wellington and T. Rowe. In this regard, the Directors considered VIA’s belief that the addition of FMI as a subadviser, along with VIA’s recommendation to terminate Capital Guardian, should serve to enhance the Growth & Income Fund’s return/risk profile as the styles and underlying characteristics of the subadvisers are complementary, resulting in higher and more consistent expected returns.

The Directors considered the selection and due diligence process employed by VIA in deciding to recommend FMI as a subadviser to the Growth & Income Fund and also considered VIA’s conclusion that the fee to be paid to FMI for its services to the Growth & Income Fund is reasonable and appropriate in light of the nature and quality of services to be provided by FMI and the reasons supporting that conclusion. The Directors also considered information from VIA concerning its strategy to efficiently implement the subadviser transition. The Directors concluded that VIA’s recommendations and conclusions supported approval of the G&I Subadvisory Agreement.

The Directors also considered the potential “fall-out” or ancillary benefits that may accrue to FMI due to its relationship with the Growth & Income Fund. The Directors considered that FMI anticipates it might experience some added visibility in the institutional investment community due to its relationship with the Growth & Income Fund. In addition, the Directors noted that FMI may direct the Growth & Income Fund’s brokerage transactions to certain brokers to obtain research and other services. However, the Directors noted that all subadvisers are required to select brokers who meet the Growth & Income Fund’s requirements for seeking best execution, and that VIA monitors and evaluates the subadvisers’ trade execution with respect to Growth & Income Fund brokerage transactions on a regular basis and provides reports to the Board in this regard. The Directors concluded that the potential benefits accruing to FMI by virtue of its relationship with the Growth & Income Fund appeared to be reasonable.

Conclusion. After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of the G&I Subadvisory Agreement was in the best interests of the Growth & Income Fund and its shareholders, and approved the G&I Subadvisory Agreement with, and the fee to be paid to, FMI.

Vantagepoint Aggressive Opportunities Fund

At the December Meeting, the Board, including a majority of the Independent Directors, approved the continuance of the Subadvisory Agreements (“Aggressive Opportunities Subadvisory Agreements”) among VIA, the Company and each of LMCM and TimesSquare Capital Management, LLC with respect to the Vantagepoint Aggressive Opportunities Fund for the period January 25, 2009 through February 28, 2009. The Board approved the short-term continuance of the Aggressive Opportunities Subadvisory Agreements at the December Meeting so that the annual consideration of all applicable Investment Advisory and Subadvisory Agreements of the Company may be considered at the same Board meeting each year in order to make future administration of the Board’s annual consideration of such Agreements more efficient. The Board considered and approved the continuance of these two Aggressive Opportunities Subadvisory Agreements for the one-year period beginning March 1, 2009 through February 28, 2010 at its January 9, 2009 meeting.

H.	Householding

Only one copy of this Annual Report may be mailed to households, even if more than one person in a household is a shareholder of record, unless the Company has received instructions to the contrary. If you need additional copies of this Annual Report, please contact The Vantagepoint Funds toll free at 1-800-669-7400 or in writing at 777 North

VANTAGEPOINT FUNDS
Additional Information (Unaudited)—(Continued)

Capitol Street, NE, Suite 600, Washington, D.C. 20002. If you do not want this mailing of this Annual Report to be combined with those for other members of your household, contact The Vantagepoint Funds in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002 or toll free at 1-800-669-7400.

I.	Other Available Information

A description of the Company’s proxy voting policies and procedures and the proxy voting record for the 12-month period ended June 30, 2008 are available on the Company’s website at www.icmarc.org or by accessing the Securities and Exchange Commission’s website at www.sec.gov.

The Company files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q; the Company’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint
Money Market Fund

	Shares	Value
MUTUAL FUND—100.0%
AIM Short-Term Investments Trust Liquid Assets Portfolio (Cost $458,084,379)	458,084,379	$458,084,379
TOTAL INVESTMENTS—100.0%
(Cost $458,084,379)		458,084,379
Other assets less liabilities—(0.0%)		(49,353)
NET ASSETS—100.0%		$458,035,026

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint Low Duration
Bond Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—43.5%
Banks—5.3%
Bank of America Corp.
4.875%	09/15/2012	†	$ 3,910,000	$3,861,489
4.375%	12/01/2010		1,240,000	1,243,138
Bank of America Corp. MTN
4.900%	05/01/2013		1,000,000	991,456
Citigroup, Inc.
4.125%	02/22/2010		1,250,000	1,232,116
3.849%	05/15/2018	#	7,186,000	5,252,736
JPMorgan Chase & Co.
6.750%	02/01/2011		1,240,000	1,271,825
4.750%	05/01/2013		6,900,000	6,815,275
Nationsbank Corp.
6.600%	05/15/2010		200,000	202,350
				20,870,385
Beverages—0.3%
Bottling Group LLC
6.950%	03/15/2014		975,000	1,059,817
Biotechnology—0.5%
Amgen, Inc.
4.000%	11/18/2009		1,800,000	1,798,895
Capital Markets—1.8%
Bank of New York Mellon Corp. (The)
5.125%	08/27/2013		2,660,000	2,720,874
Northern Trust Corp.
5.500%	08/15/2013		4,290,000	4,409,292
				7,130,166
Chemicals—0.1%
Nalco Co.
7.750%	11/15/2011	†	545,000	525,925
Commercial Banks—8.9%
Barclays Bank plc (United Kingdom)
5.450%	09/12/2012		7,440,000	7,540,805
First Union Corp., Bank Note
7.800%	08/18/2010		1,750,000	1,737,536
Glitnir Banki HF (Iceland)
6.375%	09/25/2012	ˆ▲	6,270,000	329,175
M&T Bank Corp.
5.375%	05/24/2012		6,680,000	6,143,750
Marshall & Ilsley Corp.
5.626%	08/17/2009		6,500,000	6,115,889
SunTrust Banks, Inc.
5.250%	11/05/2012		6,700,000	6,569,551
Toronto-Dominion Bank MTN (Canada)
4.288%	09/10/2010	#	EUR 750,000	1,028,462
US Bancorp MTN
3.106%	05/06/2010	#	1,200,000	1,176,586
Wachovia Corp.
2.353%	06/01/2010	#	3,280,000	3,095,608
Wells Fargo & Co.
5.300%	08/26/2011	†	1,240,000	1,258,243
				34,995,605
Commercial Services & Supplies—0.1%
Allied Waste North America, Inc.
7.875%	04/15/2013		580,000	551,490
Communications Equipment—0.3%
Cisco Systems, Inc.
5.250%	02/22/2011		$1,250,000	$1,298,317
Computers & Peripherals—0.3%
International Business Machines Corp.
4.950%	03/22/2011		1,250,000	1,295,929
Consumer Finance—5.6%
American Express Credit Corp., Series C
7.300%	08/20/2013		2,450,000	2,510,238
CIT Group, Inc.
4.250%	02/01/2010		275,000	252,176
3.796%	07/28/2011	#	125,000	102,717
2.219%	03/12/2010	#	5,780,000	5,361,499
Household Finance Corp.
6.375%	10/15/2011		3,150,000	3,101,068
4.750%	05/15/2009	†	4,480,000	4,478,723
International Lease Finance Corp.
6.375%	03/25/2013		3,200,000	2,175,574
John Deere Capital Corp. MTN
5.203%	01/18/2011	#	1,170,000	1,083,997
SLM Corp., Series A MTN
3.675%	07/27/2009	#	3,160,000	2,979,011
				22,045,003
Containers & Packaging—0.3%
Ball Corp.
6.875%	12/15/2012	†	455,000	452,725
Rock-Tenn Co.
8.200%	08/15/2011		555,000	530,025
				982,750
Diversified Financial Services—5.6%
Allstate Life Global Funding Trust, Series 2004-1
4.500%	05/29/2009		3,750,000	3,747,131
American Express Travel Related Services Co., Inc.
5.250%	11/21/2011	ˆ	6,000,000	5,721,150
BP Capital Markets plc (United Kingdom)
5.250%	11/07/2013		800,000	836,038
General Electric Capital Corp. MTN
4.875%	10/21/2010	†	4,060,000	4,114,270
General Electric Capital Corp., Series A MTN
4.250%	09/13/2010		1,500,000	1,505,906
Hutchison Whampoa International 03/33 Ltd. (Cayman Islands)
5.450%	11/24/2010	ˆ	1,500,000	1,512,870
National Rural Utilities Cooperative Finance Corp.
5.750%	08/28/2009		1,200,000	1,207,927
Private Export Funding Corp., Series I
7.200%	01/15/2010		1,850,000	1,973,495
Unilever Capital Corp.
7.125%	11/01/2010		1,175,000	1,257,127
				21,875,914
Diversified Telecommunication Services—2.3%
BellSouth Corp.
4.200%	09/15/2009		1,762,000	1,769,212
Deutsche Telekom International Finance BV (Netherlands)
5.375%	03/23/2011		1,250,000	1,237,157
Qwest Capital Funding, Inc.
7.250%	02/15/2011		265,000	223,925
SBC Communications, Inc.
4.125%	09/15/2009		2,000,000	2,008,534
Sprint Capital Corp.
8.375%	03/15/2012		590,000	472,308

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Low Duration
Bond Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Verizon Communications, Inc.
4.350%	02/15/2013		$2,145,000	$2,076,534
Verizon Global Funding Corp.
7.250%	12/01/2010		1,250,000	1,311,034
				9,098,704
Electric Utilities—0.7%
Duke Energy Corp.
6.250%	01/15/2012		1,165,000	1,207,973
Exelon Corp.
6.750%	05/01/2011		750,000	732,360
Exelon Generation Co. LLC
6.950%	06/15/2011		450,000	437,055
Mirant Americas Generation LLC
8.300%	05/01/2011	†	520,000	507,000
				2,884,388
Food & Staples Retailing—0.5%
CVS Caremark Corp.
4.000%	09/15/2009	†	2,000,000	1,976,078
Health Care Equipment & Supplies—0.1%
Boston Scientific Corp.
6.000%	06/15/2011		575,000	549,125
Health Care Providers & Services—0.5%
DaVita, Inc.
6.625%	03/15/2013		600,000	573,000
UnitedHealth Group, Inc.
2.297%	03/02/2009	#	800,000	792,340
US Oncology, Inc.
9.000%	08/15/2012		590,000	539,850
				1,905,190
Insurance—1.5%
American International Group, Inc.
4.700%	10/01/2010	†	1,000,000	883,830
Metropolitan Life Global Funding I
5.125%	04/10/2013	ˆ	5,480,000	5,110,812
				5,994,642
Machinery—0.3%
Bombardier, Inc. (Canada)
6.750%	05/01/2012	ˆ	590,000	526,575
Ingersoll-Rand Global Holding Co. Ltd. (Bermuda)
3.675%	08/13/2010	#	845,000	782,850
				1,309,425
Media—1.0%
Comcast Corp.
5.450%	11/15/2010		2,250,000	2,224,908
CSC Holdings, Inc., Series B
7.625%	04/01/2011		595,000	563,762
Echostar DBS Corp.
6.375%	10/01/2011		600,000	559,500
Lamar Media Corp.
7.250%	01/01/2013	†	610,000	489,525
				3,837,695
Metals & Mining—2.8%
Alcoa, Inc.
6.000%	07/15/2013		$5,525,000	$5,000,401
Rio Tinto Finance USA Ltd. (Australia)
5.875%	07/15/2013		6,974,000	5,560,085
Steel Dynamics, Inc.
7.375%	11/01/2012		585,000	429,975
				10,990,461
Multi-National—1.2%
European Investment Bank MTN (Supranational)
4.750%	04/15/2011	EUR	2,300,000	3,339,988
International Bank for Reconstruction & Development (Supranational)
3.125%	11/15/2011		1,200,000	1,235,883
				4,575,871
Oil, Gas & Consumable Fuels—1.2%
Dynegy Holdings, Inc.
6.875%	04/01/2011		590,000	519,200
Pemex Project Funding Master Trust
7.875%	02/01/2009		2,350,000	2,356,218
Shell International Finance BV (Netherlands)
5.625%	06/27/2011		1,860,000	1,977,351
				4,852,769
Paper & Forest Products—0.1%
Georgia-Pacific LLC
8.125%	05/15/2011	†	500,000	472,500
Personal Products—0.3%
Procter & Gamble Co. MTN
2.366%	03/09/2010	#	1,280,000	1,277,393
Pharmaceuticals—0.3%
Abbott Laboratories
5.600%	05/15/2011		1,150,000	1,214,898
Software—0.4%
Oracle Corp.
5.000%	01/15/2011		1,547,000	1,589,496
Specialty Retail—0.1%
GameStop Corp./GameStop, Inc.
8.000%	10/01/2012		325,000	303,875
Tobacco—1.1%
Philip Morris International, Inc.
4.875%	05/16/2013		4,482,000	4,499,202
TOTAL CORPORATE OBLIGATIONS
(Cost $182,851,484)				$ 171,761,908

U.S. GOVERNMENT AGENCY OBLIGATIONS—7.7%
U.S. Government Agency Obligations—7.7%
Federal Home Loan Bank
5.375%	08/19/2011		8,500,000	9,345,946
Federal Home Loan Mortgage Corp.
4.625%	10/25/2012	†	10,000,000	10,825,530
2.875%	06/28/2010		2,970,000	3,049,623
Federal Home Loan Mortgage Corp. MTN
3.000%	04/01/2011		6,000,000	6,030,660
Federal National Mortgage Association
3.500%	04/28/2011		1,300,000	1,309,262
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $30,265,146)				30,561,021

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Low Duration
Bond Fund

Coupon Rate	Maturity Date		Face	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES—9.7%
U.S. Government Agency Mortgage-Backed Securities—9.7%
Federal Home Loan Mortgage Corp.
6.000%	11/01/2022		$1,659,259	$1,720,948
Federal Home Loan Mortgage Corp. REMICS
5.000%	06/15/2024		1,677,506	1,692,182
4.250%	06/15/2024		1,106,993	1,110,170
Federal National Mortgage Association
5.090%	09/01/2034	#	421,873	425,052
5.066%	10/01/2034	#	3,720,067	3,724,153
4.886%	09/01/2034	#	335,126	336,337
4.721%	10/01/2034	#	635,409	635,592
Government National Mortgage Association
6.500%	10/20/2037- 09/20/2038		17,772,703	18,490,485
6.000%	07/20/2038		6,874,216	7,087,915
4.500%	08/20/2035		3,204,860	3,247,817
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $38,139,692)				38,470,651

U.S. TREASURY OBLIGATIONS—2.4%
U.S. Treasury Notes—2.4%
U.S. Treasury Note
3.125%	11/30/2009	†‡‡	500,000	512,559
1.125%	12/15/2011		9,000,000	9,042,894
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $9,555,774)				9,555,453

SOVEREIGN DEBT OBLIGATIONS—2.5%
Government Issued—2.5%
Caisse d’Amortissement de la Dette Sociale MTN (France)
4.250%	11/08/2010		1,200,000	1,253,251
Export Development Canada (Canada)
3.750%	07/15/2011		1,365,000	1,435,291
Province of Ontario (Canada)
3.125%	09/08/2010	†	1,200,000	1,212,792
2.750%	02/22/2011	†	1,225,000	1,217,734
Province of Quebec, Series PJ (Canada)
6.125%	01/22/2011		1,700,000	1,791,093
Republic of South Africa (South Africa)
9.125%	05/19/2009	†	2,750,000	2,783,000
TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $9,574,084)				9,693,161

ASSET BACKED SECURITIES—25.0%
Automobile—13.6%
Bank of America Auto Trust Series 2008-1A, Class A4
5.730%	01/20/2013	ˆ	2,630,000	2,465,249
Bank of America Auto Trust Series 2008-1A, Class A3A
4.970%	09/20/2012	ˆ	1,325,000	1,270,494
Capital Auto Receivables Asset Trust Series 2008-1, Class A4B
2.545%	07/15/2014	#	4,000,000	3,287,021
Capital Auto Receivables Asset Trust Series 2008-1, Class A3A
3.860%	08/15/2012		$1,000,000	$940,766
Capital Auto Receivables Asset Trust Series 2008-2, Class A3A
4.680%	10/15/2012		3,225,000	2,998,945
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class A4A
5.320%	03/20/2010	ˆ	5,751,179	5,691,447
Capital Auto Receivables Asset Trust Series 2007-1, Class A4B
1.235%	04/16/2012	#	1,000,000	863,046
Carmax Auto Owner Trust Series 2007-1, Class B
5.340%	10/15/2012		3,000,000	2,388,554
Chase Manhattan Auto Owner Trust Series 2006-A, Class A4
5.360%	01/15/2013		5,900,000	5,779,109
Chase Manhattan Auto Owner Trust Series 2006-B, Class A4
5.110%	04/15/2014		2,400,000	2,320,112
Daimler Chrysler Auto Trust Series 2008-B, Class A4A
5.320%	11/10/2014		2,000,000	1,763,432
Daimler Chrysler Auto Trust Series 2008-A, Class A3A
3.700%	06/08/2012		1,600,000	1,494,681
Daimler Chrysler Auto Trust Series 2006-C, Class A4
4.980%	11/08/2011		4,500,000	4,305,614
Ford Credit Auto Owner Trust Series 2007-B, Class A4A
5.240%	07/15/2012		6,400,000	5,868,156
Ford Credit Auto Owner Trust Series 2007-A, Class A4A
5.470%	06/15/2012		1,825,000	1,695,838
Ford Credit Auto Owner Trust Series 2006-A, Class A3
5.050%	03/15/2010		94,149	93,966
Ford Credit Auto Owner Trust Series 2006-B, Class A3
5.260%	10/15/2010		1,208,593	1,198,654
Harley-Davidson Motorcycle Trust Series 2007-2, Class A4
5.120%	08/15/2013		2,725,000	2,620,433
Harley-Davidson Motorcycle Trust Series 2006-3, Class A3
5.240%	01/15/2012		1,421,993	1,414,110
USAA Auto Owner Trust Series 2007-2, Class A3
4.900%	02/15/2012		2,000,000	1,976,770
USAA Auto Owner Trust Series 2008-2, Class A3
4.640%	10/15/2012		1,100,000	1,048,319
USAA Auto Owner Trust Series 2005-2, Class A4
4.170%	02/15/2011		338,007	332,340
Wachovia Auto Owner Trust Series 2005-B, Class A4
4.840%	04/20/2011		1,842,075	1,826,719
				53,643,775
Credit Card—11.4%
American Express Credit Account Master Trust Series 2005-4, Class A
1.265%	01/15/2015	#	7,363,000	6,039,781
BA Credit Card Trust Series 2006-A15, Class A15
1.195%	04/15/2014	#	4,200,000	3,556,101

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Low Duration
Bond Fund

Coupon Rate	Maturity Date		Face	Value
ASSET BACKED SECURITIES—(Continued)
BA Credit Card Trust Series 2008-A5, Class A5
2.395%	12/16/2013	#	$4,173,000	$3,715,126
Bank One Issuance Trust Series 2004-A6, Class A6
3.940%	04/16/2012		1,000,000	986,586
Capital One Multi-Asset Execution Trust Series 2005-A10, Class A
1.275%	09/15/2015	#	1,560,000	1,102,892
Capital One Multi-Asset Execution Trust Series 2008-A5, Class A5
4.850%	02/18/2014		2,550,000	2,369,814
Chase Issuance Trust Series 2005-A10, Class A10
4.650%	12/17/2012		3,570,000	3,415,730
Chase Issuance Trust Series 2007-A15, Class A
4.960%	09/17/2012	†	1,200,000	1,157,311
Citibank Credit Card Issuance Trust Series 2007-A5, Class A5
5.500%	06/22/2012		4,125,000	4,050,243
Discover Card Master Trust Series 2008-A3, Class A3
5.100%	10/15/2013		7,755,000	7,299,692
GE Capital Credit Card Master Note Trust Series 2007-3, Class A2
5.400%	06/15/2013		5,915,000	5,614,123
Household Credit Card Master Note Trust I Series 2007-2, Class A
1.745%	07/15/2013	#	6,400,000	4,709,178
Household Credit Card Master Note Trust I Series 2007-1, Class A
1.245%	04/15/2013	#	1,500,000	945,381
				44,961,958
TOTAL ASSET BACKED SECURITIES
(Cost $107,699,856)				98,605,733

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES—3.3%
Mortgage Backed—3.3%
Bank of America Mortgage Securities, Inc. Series 2004-L, Class 1A1
5.720%	01/25/2035	#	1,118,132	895,966
GSR Mortgage Loan Trust Series 2005-AR6, Class 2A1
4.540%	09/25/2035	#	3,861,778	2,853,424
Harborview Mortgage Loan Trust Series 2005-14, Class 3A1A
5.303%	12/19/2035	#	5,195,371	4,355,192
MLCC Mortgage Investors, Inc. Series 2004-1, Class 2A2
4.713%	12/25/2034	#	3,038,060	2,280,849
Provident Funding Mortgage Loan Trust Series 2004-1, Class 1A1
4.299%	04/25/2034	#	500,185	478,699
Structured Asset Mortgage Investments, Inc. Series 2004-AR5, Class 2A1
6.162%	10/19/2034	#	751,805	392,272
Thornburg Mortgage Securities Trust Series 2004-1, Class II2A
3.356%	03/25/2044	#	$762,999	$507,965
Wells Fargo Mortgage Backed Securities Trust Series 2004-S, Class B1
3.741%	09/25/2034	#	2,038,055	1,165,539
TOTAL NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES
(Cost $17,154,075)				12,929,906

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS—0.9%
Non-U.S. Government Agency Obligations—0.9%
Kreditanstalt fuer Wiederaufbau (Germany)
3.750%	06/27/2011		1,150,000	1,197,254
Nederlandse Waterschapsbank NV MTN (Netherlands)
4.625%	07/25/2011	EUR	1,500,000	2,172,362
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $3,402,007)				3,369,616

		Shares	Value
CASH EQUIVALENTS—10.6%
Institutional Money Market Funds—7.5%
AIM Short-Term Investments Trust Prime Assets Portfolio	††	6,534,334	6,534,334
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class		22,859,118	22,859,118
			29,393,452

Coupon Rate	Maturity Date		Face	Value
Certificates of Deposit—2.4%
Allied Irish Banks plc/New York
1.000%	01/20/2009	††	$750,000	750,000
Bayerische Landesbank/New York
2.750%	01/12/2009	††	1,000,000	1,000,000
Credit Industriel et Commercial
2.240%	03/17/2009	††	500,000	500,000
HSH Nordbank AG
1.850%	01/20/2009	††	1,000,044	1,000,044
Landesbank Hessen-Thueringen Girozentrale/New York
3.050%	01/02/2009	††	750,000	750,000
Natixis/New York
4.133%	01/02/2009	#††	3,992,787	3,992,787
Norinchukin Bank/New York
1.650%	01/12/2009	††	900,000	900,000
Westpac Securities NZ Ltd.
2.250%	03/16/2009	††	745,759	745,758
				9,638,589
Medium Term Note—0.2%
Royal Bank of Scotland Group plc
3.655%	01/30/2009	††	754,119	754,119

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Low Duration
Bond Fund

Coupon Rate	Maturity Date		Face	Value
CASH EQUIVALENTS—(Continued)
Time Deposits—0.5%
Banco Popular Espanol SA
3.120%	01/05/2009	††	$1,000,000	$1,000,000
Raiffeisen Zentralbank Oesterreich AG
1.750%	01/20/2009	††	900,000	900,000
				1,900,000
TOTAL CASH EQUIVALENTS
(Cost $41,686,160)				41,686,160
TOTAL INVESTMENTS—105.6%
(Cost $440,328,278)				416,633,609
Other assets less liabilities—(5.6%)				(21,929,581)
NET ASSETS—100.0%				$394,704,028

Notes to the Schedule of Investments:
EUR	European Monetary Unit
MTN	Medium Term Note
REMICS	Real Estate Mortgage Investment Conduits
†	Denotes all or a portion of security on loan.
#	Rate is subject to change. Rate shown reflects current rate.
▲	Security in default.
ˆ
Securities are not registered under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Securities Act Rule 144A. 144A securities represent 5.4% of Total Investments.

‡‡	Security has been pledged as collateral for futures contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint Inflation Protected
Securities Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—1.3%
Banks—0.3%
Goldman Sachs Group, Inc. (The)
6.750%	10/01/2037		$ 100,000	$81,412
JPMorgan Chase & Co., Series C MTN
5.390%	06/28/2009	#	505,000	511,696
Morgan Stanley, Series F MTN
6.625%	04/01/2018		400,000	351,496
Royal Bank of Scotland Group plc, Perpetual Bond (United Kingdom)
7.092%	09/29/2017	#	EUR 100,000	63,247
				1,007,851
Capital Markets—0.1%
Bear Stearns Cos. LLC (The), Series CPI MTN
6.740%	03/10/2014	#	380,000	308,609
Lehman Brothers Holdings, Inc., Series G MTN
6.395%	06/02/2009	▲	405,000	38,475
				347,084
Commercial Banks—0.1%
American Express Centurion Bank, Bank Note
0.534%	03/23/2010	#	300,000	277,357
Consumer Finance—0.1%
SLM Corp. MTN
5.280%	04/01/2014	#	465,000	218,173
SLM Corp., Series CPI MTN
5.030%	06/01/2009	#	120,000	105,310
				323,483
Diversified Financial Services—0.3%
General Electric Capital Corp.
5.625%	05/01/2018		810,000	817,340
Insurance—0.2%
ASIF II (Cayman Islands)
3.685%	07/26/2010	#	600,000	486,750
Multi-National—0.1%
International Bank for Reconstruction & Development, Series CPI (Supranational)
6.910%	12/10/2013	#	275,000	229,262
Wireless Telecommunication Services—0.1%
Verizon Wireless
8.500%	11/15/2018	ˆ	300,000	352,111
TOTAL CORPORATE OBLIGATIONS
(Cost $4,510,940)				3,841,238

U.S. GOVERNMENT AGENCY OBLIGATIONS—2.3%
U.S. Government Agency Obligations—2.3%
Federal Home Loan Bank
5.375%	05/18/2016		2,590,000	2,966,019
Federal Home Loan Bank Discount Notes
0.100%	01/21/2009		2,300,000	2,299,866
0.080%	01/22/2009		800,000	799,961
Federal Home Loan Mortgage Corp.
0.122%	01/26/2009		$ 100,000	$100,002
Federal National Mortgage Association
6.077%	02/17/2009	#	780,000	773,862
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $6,642,546)				6,939,710

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES—0.9%
U.S. Government Agency Mortgage-Backed Securities—0.9%
Federal National Mortgage Association TBA
5.500%	01/25/2038	α	2,300,000	2,357,859
5.000%	01/25/2038	α	500,000	510,547
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $2,831,895)				2,868,406

U.S. TREASURY OBLIGATIONS—89.4%
U.S. Treasury Bonds—0.4%
U.S. Treasury Bond
4.500%	05/15/2038		850,000	1,160,383

U.S. Treasury Inflation Protected Securities Bonds—31.7%
U.S. Treasury Bond
3.875%	04/15/2029	†	7,685,000	12,507,464
3.625%	04/15/2028	‡‡	3,540,000	5,648,534
3.375%	04/15/2032		510,000	767,478
2.375%	01/15/2025- 01/15/2027	†	38,230,000	42,835,535
2.000%	01/15/2026		17,280,000	17,766,819
1.750%	01/15/2028	†	16,478,000	15,743,726
				95,269,556

U.S. Treasury Inflation Protected Securities Notes—57.3%
U.S. Treasury Note
4.250%	01/15/2010		1,855,000	2,345,875
3.500%	01/15/2011		2,640,000	3,225,286
3.375%	01/15/2012	†	4,340,000	5,238,043
3.000%	07/15/2012		23,300,000	27,514,983
2.625%	07/15/2017		2,055,000	2,201,226
2.500%	07/15/2016	†	6,230,000	6,630,423
2.375%	04/15/2011- 01/15/2017		17,130,000	18,258,003
2.000%	04/15/2012- 01/15/2016	†	17,890,000	18,682,152
2.000%	01/15/2014- 07/15/2014		26,150,000	28,603,860
1.875%	07/15/2013- 07/15/2015		17,490,000	19,166,920
1.625%	01/15/2015- 01/15/2018		24,930,000	24,902,837
1.375%	07/15/2018		7,075,000	6,647,655
0.875%	04/15/2010		3,105,000	3,337,215
0.625%	04/15/2013	†	5,445,000	5,335,900
				172,090,378
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $278,902,595)				268,520,317

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Inflation Protected
Securities Fund

Coupon Rate	Maturity Date			Face	Value
SOVEREIGN DEBT OBLIGATIONS—0.0%
Government Issued—0.0%
France Government Bond, Series OATe (France)
3.150%	07/25/2032
(Cost $74,628)			EUR	45,660	$73,253

ASSET BACKED SECURITIES—0.4%
Credit Card—0.3%
BA Credit Card Trust Series 2008-A5, Class A5
2.395%	12/16/2013	#		$1,000,000	890,277
Other—0.1%
Small Business Administration Participation Certificates Series 2008-20D, Class 1
5.370%	04/01/2028			194,801	199,902
TOTAL ASSET BACKED SECURITIES
(Cost $1,194,801)					1,090,179

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES—0.1%
Mortgage Backed—0.1%
Countrywide Alternative Loan Trust Series 2006-OA21, Class A1
0.698%	03/20/2047	#
(Cost $495,040)				669,336	275,268

	Shares	Value
PURCHASED OPTIONS—0.1%
IRO USD 2 Year Call Swaption, Expires 2/2/2009, Strike 3.50
(Cost $55,000)	5,000,000	196,618

CASH EQUIVALENTS—19.2%
Institutional Money Market Funds—10.4%
AIM Short-Term Investments Trust Prime Assets Portfolio ††	14,912,350	14,912,350
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class	16,319,092	16,319,092

Coupon Rate	Maturity Date		Face	Value
Certificates of Deposit—5.6%
Allied Irish Banks plc/New York
1.000%	01/20/2009	††	$1,000,000	1,000,000
Bayerische Landesbank/New York
2.750%	01/12/2009	††	2,000,000	2,000,000
Calyon/New York
4.615%	01/16/2009	††	1,007,254	1,007,254
Credit Industriel et Commercial
2.240%	03/17/2009	††	1,500,000	1,500,000
HSH Nordbank AG
1.850%	01/20/2009	††	1,210,896	1,210,896
Landesbank Hessen-Thueringen Girozentrale/New York
3.050%	01/02/2009	††	$2,000,000	$2,000,000
Natixis/New York
4.133%	01/02/2009	#††	4,990,983	4,990,983
Norinchukin Bank/New York
1.650%	01/12/2009	††	2,000,000	2,000,000
Westpac Securities NZ Ltd.
2.250%	03/16/2009	††	994,345	994,345
				16,703,478
Medium Term Notes—1.5%
AT&T, Inc.
4.973%	04/27/2009	††	1,541,170	1,541,170
BBVA Senior Finance SA
4.620%	04/17/2009	#††	1,006,866	1,006,866
Royal Bank of Scotland Group plc
3.655%	01/30/2009	††	2,010,985	2,010,985
				4,559,021
Time Deposits—1.7%
Banco Popular Espanol SA
3.120%	01/05/2009	††	2,000,000	2,000,000
Danske Bank A/S
2.000%	02/11/2009	††	1,500,000	1,500,000
Raiffeisen Zentralbank Oesterreich AG
1.750%	01/20/2009	††	1,500,000	1,500,000
				5,000,000
TOTAL CASH EQUIVALENTS
(Cost $57,493,941)				57,493,941
TOTAL INVESTMENTS—113.7%
(Cost $352,201,386)				341,298,930
Other assets less liabilities—(13.7%)				(41,151,280)
NET ASSETS—100.0%				$300,147,650

Notes to the Schedule of Investments:
EUR	European Monetary Unit
MTN	Medium Term Note
TBA	Security is subject to delayed delivery.
#	Rate is subject to change. Rate shown reflects current rate.
▲	Security in default.
ˆ
Securities are not registered under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Securities Act Rule 144A. 144A securities represent 0.1% of Total Investments.

α	Illiquid security.
†	Denotes all or a portion of security on loan.
‡‡	Security has been pledged as collateral for futures contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint
Asset Allocation Fund

		Shares	Value
COMMON STOCKS—80.1%
Aerospace & Defense—2.3%
Boeing Co. (The)		31,475	$1,343,038
General Dynamics Corp.		16,884	972,350
Goodrich Corp.		5,043	186,692
Honeywell International, Inc.		31,638	1,038,676
L-3 Communications Holdings, Inc.		5,148	379,819
Lockheed Martin Corp.	†	14,155	1,190,152
Northrop Grumman Corp.		14,330	645,423
Precision Castparts Corp.		5,890	350,337
Raytheon Co.		17,712	904,021
Rockwell Collins, Inc.	†	6,648	259,870
United Technologies Corp.		41,021	2,198,726
			9,469,104
Air Freight & Logistics—0.9%
C.H. Robinson Worldwide, Inc.	†	7,181	395,170
Expeditors International of Washington, Inc.	†	8,891	295,804
FedEx Corp.	†	13,223	848,256
United Parcel Service, Inc., Class B		42,889	2,365,757
			3,904,987
Airlines—0.1%
Southwest Airlines Co.		31,049	267,642
Auto Components—0.1%
Goodyear Tire & Rubber Co. (The)	*	11,044	65,933
Johnson Controls, Inc.		25,203	457,686
			523,619
Automobiles—0.1%
Ford Motor Co.	*†	100,868	230,988
General Motors Corp.	†	24,816	79,411
Harley-Davidson, Inc.	†	9,940	168,682
			479,081
Beverages—2.1%
Brown-Forman Corp., Class B		3,983	205,085
Coca-Cola Co. (The)		84,809	3,839,303
Coca-Cola Enterprises, Inc.		14,629	175,987
Constellation Brands, Inc., Class A	*	8,617	135,890
Dr. Pepper Snapple Group, Inc.	*	10,577	171,876
Molson Coors Brewing Co., Class B		6,466	316,317
Pepsi Bottling Group, Inc.		5,916	133,169
PepsiCo, Inc.		66,205	3,626,048
			8,603,675
Biotechnology—1.7%
Amgen, Inc.	*	45,011	2,599,385
Biogen Idec, Inc.	*	12,318	586,706
Celgene Corp.	*†	19,335	1,068,839
Cephalon, Inc.	*†	2,883	222,106
Genzyme Corp.	*†	11,412	757,415
Gilead Sciences, Inc.	*	39,119	2,000,546
			7,234,997
Building Products—0.0%
Masco Corp.		14,946	166,349
Capital Markets—1.9%
American Capital Ltd.	†	8,976	$29,082
Ameriprise Financial, Inc.		9,714	226,919
Bank of New York Mellon Corp. (The)		48,730	1,380,521
Charles Schwab Corp. (The)		39,634	640,882
E*Trade Financial Corp.	*†	18,346	21,098
Federated Investors, Inc., Class B		4,054	68,756
Franklin Resources, Inc.		6,457	411,827
Goldman Sachs Group, Inc. (The)		18,477	1,559,274
Invesco Ltd.		16,115	232,701
Janus Capital Group, Inc.	†	6,071	48,750
Legg Mason, Inc.	†	6,539	143,269
Merrill Lynch & Co., Inc.		68,254	794,476
Morgan Stanley		47,042	754,554
Northern Trust Corp.		9,381	489,125
State Street Corp.		18,342	721,391
T. Rowe Price Group, Inc.	†	10,974	388,919
			7,911,544
Chemicals—1.4%
Air Products & Chemicals, Inc.		8,989	451,877
CF Industries Holdings, Inc.		2,592	127,423
Dow Chemical Co. (The)		39,310	593,188
E.I. Du Pont de Nemours & Co.		38,359	970,483
Eastman Chemical Co.	†	3,033	96,176
Ecolab, Inc.	†	7,432	261,235
International Flavors & Fragrances, Inc.		3,091	91,865
Monsanto Co.		23,395	1,645,838
PPG Industries, Inc.		6,936	294,294
Praxair, Inc.		13,383	794,415
Rohm & Haas Co.		5,246	324,150
Sigma-Aldrich Corp.	†	5,249	221,718
			5,872,662
Commercial Banks—2.5%
BB&T Corp.	†	23,339	640,889
Comerica, Inc.		6,033	119,755
Fifth Third Bancorp	†	24,105	199,107
First Horizon National Corp.	†	9,479	100,193
Huntington Bancshares, Inc./Ohio	†	15,606	119,542
KeyCorp		19,727	168,074
M&T Bank Corp.	†	3,140	180,267
Marshall & Ilsley Corp.	†	11,451	156,192
National City Corp.		84,813	153,512
PNC Financial Services Group, Inc.	†	14,727	721,623
Regions Financial Corp.		29,323	233,411
SunTrust Banks, Inc.	†	15,012	443,455
U.S. Bancorp		74,111	1,853,516
Wachovia Corp.	†	91,585	507,381
Wells Fargo & Co.		161,546	4,762,376
Zions Bancorporation	†	4,920	120,589
			10,479,882
Commercial Services & Supplies—0.4%
Avery Dennison Corp.	†	4,267	139,659
Cintas Corp.	†	6,084	141,331
Pitney Bowes, Inc.		9,170	233,652
R.R. Donnelley & Sons Co.		9,448	128,304

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint
Asset Allocation Fund

		Shares	Value
COMMON STOCKS—(Continued)
Republic Services, Inc.		13,589	$336,871
Stericycle, Inc.	*†	3,619	188,478
Waste Management, Inc.	†	20,816	689,842
			1,858,137
Communications Equipment—2.0%
Ciena Corp.	*†	3,922	26,277
Cisco Systems, Inc.	*	249,909	4,073,517
Corning, Inc.		67,043	638,920
Harris Corp.		5,570	211,938
JDS Uniphase Corp.	*†	9,473	34,576
Juniper Networks, Inc.	*	23,038	403,395
Motorola, Inc.		96,088	425,670
QUALCOMM, Inc.		69,819	2,501,615
Tellabs, Inc.	*	12,897	53,136
			8,369,044
Computers & Peripherals—3.4%
Apple, Inc.	*	37,893	3,234,168
Dell, Inc.	*	74,077	758,548
EMC Corp.	*	87,984	921,192
Hewlett-Packard Co.		104,399	3,788,640
International Business Machines Corp.		57,371	4,828,343
Lexmark International, Inc., Class A	*†	2,924	78,656
NetApp, Inc.	*	15,873	221,746
QLogic Corp.	*†	6,052	81,339
SanDisk Corp.	*†	9,800	94,080
Sun Microsystems, Inc.	*†	30,172	115,257
Teradata Corp.	*	8,056	119,470
			14,241,439
Construction & Engineering—0.1%
Fluor Corp.		7,559	339,172
Jacobs Engineering Group, Inc.	*	5,446	261,953
			601,125
Construction Materials—0.1%
Vulcan Materials Co.	†	4,749	330,435
Consumer Finance—0.4%
American Express Co.		49,287	914,274
Capital One Financial Corp.	†	15,949	508,614
Discover Financial Services	†	19,882	189,475
SLM Corp.	*†	18,723	166,635
			1,778,998
Containers & Packaging—0.2%
Ball Corp.		3,826	159,123
Bemis Co., Inc.		3,857	91,334
Owens-Illinois, Inc.	*	7,098	193,988
Pactiv Corp.	*	5,213	129,700
Sealed Air Corp.		7,079	105,760
			679,905
Distributors—0.1%
Genuine Parts Co.		6,736	255,025
Diversified Consumer Services—0.2%
Apollo Group, Inc., Class A	*	4,364	334,370
H&R Block, Inc.	†	14,400	327,168
			661,538
Diversified Financial Services—2.7%
Bank of America Corp.		212,076	$2,986,030
CIT Group, Inc.	†	13,165	59,769
Citigroup, Inc.	†	231,713	1,554,794
CME Group, Inc.		2,853	593,738
IntercontinentalExchange, Inc.	*†	3,141	258,944
JPMorgan Chase & Co.		159,101	5,016,455
Leucadia National Corp.	*†	7,783	154,103
Moody’s Corp.	†	8,188	164,497
NASDAQ OMX Group, Inc. (The)	*†	5,785	142,947
NYSE Euronext		10,907	298,634
			11,229,911
Diversified Telecommunication Services—2.9%
AT&T, Inc.		251,203	7,159,286
CenturyTel, Inc.		4,058	110,905
Embarq Corp.		6,854	246,470
Frontier Communications Corp.	†	14,413	125,970
Qwest Communications International, Inc.	†	59,043	214,917
Verizon Communications, Inc.		120,435	4,082,746
Windstream Corp.		19,512	179,510
			12,119,804
Electric Utilities—2.0%
Allegheny Energy, Inc.	†	7,003	237,122
American Electric Power Co., Inc.		17,066	567,956
Duke Energy Corp.		53,735	806,562
Edison International		13,816	443,770
Entergy Corp.		8,131	675,930
Exelon Corp.		27,950	1,554,300
FirstEnergy Corp.		12,941	628,674
FPL Group, Inc.	†	17,346	873,024
Pepco Holdings, Inc.		8,794	156,181
Pinnacle West Capital Corp.		4,372	140,472
PPL Corp.		15,888	487,603
Progress Energy, Inc.	†	11,107	442,614
Southern Co.	†	32,738	1,211,306
			8,225,514
Electrical Equipment—0.4%
Cooper Industries Ltd., Class A	†	7,241	211,655
Emerson Electric Co.		32,985	1,207,581
Rockwell Automation, Inc.	†	6,426	207,174
			1,626,410
Electronic Equipment, Instruments & Components—0.3%
Agilent Technologies, Inc.	*	15,118	236,294
Amphenol Corp., Class A		7,351	176,277
Flir Systems, Inc.	*	5,901	181,043
Jabil Circuit, Inc.		8,930	60,278
Molex, Inc.	†	6,227	90,229
Tyco Electronics Ltd. (Bermuda)		20,026	324,621
			1,068,742
Energy Equipment & Services—1.2%
Baker Hughes, Inc.	†	13,072	419,219
BJ Services Co.		11,576	135,092
Cameron International Corp.	*†	9,069	185,915
ENSCO International, Inc.		5,950	168,921
Halliburton Co.		37,236	676,950
Nabors Industries Ltd. (Bermuda)	*†	11,281	135,034

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint
Asset Allocation Fund

		Shares	Value
COMMON STOCKS—(Continued)
National Oilwell Varco, Inc.	*	17,697	$432,515
Noble Corp.	†	11,071	244,558
Rowan Cos., Inc.		4,817	76,590
Schlumberger Ltd.		51,043	2,160,650
Smith International, Inc.		9,127	208,917
Weatherford International Ltd.	*	28,799	311,605
			5,155,966
Food & Staples Retailing—2.6%
Costco Wholesale Corp.	†	18,479	970,147
CVS Caremark Corp.		61,047	1,754,491
Kroger Co. (The)		27,812	734,515
Safeway, Inc.		18,422	437,891
SUPERVALU, Inc.		8,528	124,509
SYSCO Corp.		25,561	586,369
Walgreen Co.		42,071	1,037,892
Wal-Mart Stores, Inc.		94,971	5,324,074
Whole Foods Market, Inc.		6,058	57,188
			11,027,076
Food Products—1.4%
Archer-Daniels-Midland Co.	†	27,321	787,664
Campbell Soup Co.		8,636	259,166
ConAgra Foods, Inc.		19,154	316,041
Dean Foods Co.	*†	5,435	97,667
General Mills, Inc.		14,284	867,753
H.J. Heinz Co.	†	13,256	498,426
Hershey Co. (The)	†	6,909	240,019
J.M. Smucker Co. (The)		5,015	217,450
Kellogg Co.		10,626	465,950
Kraft Foods, Inc., Class A	†	64,571	1,733,731
McCormick & Co., Inc.	†	4,832	153,948
Sara Lee Corp.		28,781	281,766
Tyson Foods, Inc., Class A	†	13,842	121,256
			6,040,837
Gas Utilities—0.1%
Equitable Resources, Inc.	†	5,542	185,934
Nicor, Inc.	†	1,963	68,194
Questar Corp.		6,985	228,340
			482,468
Health Care Equipment & Supplies—1.7%
Baxter International, Inc.		26,692	1,430,424
Becton Dickinson & Co.		10,345	707,495
Boston Scientific Corp.	*	63,659	492,721
C.R. Bard, Inc.	†	4,200	353,892
Covidien Ltd.		21,324	772,782
Dentsply International, Inc.	†	6,303	177,997
Hospira, Inc.	*	7,127	191,146
Intuitive Surgical, Inc.	*†	1,707	216,772
Medtronic, Inc.		47,994	1,507,971
St. Jude Medical, Inc.	*	14,499	477,887
Stryker Corp.	†	10,499	419,435
Varian Medical Systems, Inc.	*	5,186	181,717
Zimmer Holdings, Inc.	*	9,556	386,254
			7,316,493
Health Care Providers & Services—1.7%
Aetna, Inc.		20,018	570,513
AmerisourceBergen Corp.		6,575	234,464
Cardinal Health, Inc.		15,247	525,564
Cigna Corp.		11,476	193,370
Coventry Health Care, Inc.	*	5,918	88,060
DaVita, Inc.	*†	4,338	215,035
Express Scripts, Inc.	*†	10,469	$575,586
Humana, Inc.	*	6,882	256,561
Laboratory Corp. of America Holdings	*†	4,642	298,991
McKesson Corp.		11,704	453,296
Medco Health Solutions, Inc.	*	21,486	900,478
Patterson Cos., Inc.	*†	3,837	71,944
Quest Diagnostics, Inc.	†	6,490	336,896
Tenet Healthcare Corp.	*†	19,138	22,009
UnitedHealth Group, Inc.		51,743	1,376,364
WellPoint, Inc.	*	21,722	915,148
			7,034,279
Health Care Technology—0.0%
IMS Health, Inc.		7,098	107,606
Hotels, Restaurants & Leisure—1.2%
Carnival Corp.		18,543	450,966
Darden Restaurants, Inc.		5,557	156,596
International Game Technology		12,516	148,815
Marriott International, Inc., Class A	†	12,456	242,269
McDonald’s Corp.		47,851	2,975,854
Starbucks Corp.	*	30,892	292,238
Starwood Hotels & Resorts Worldwide, Inc.	†	7,519	134,590
Wyndham Worldwide Corp.	†	6,641	43,499
Wynn Resorts Ltd.	*†	2,420	102,269
Yum! Brands, Inc.		19,894	626,661
			5,173,757
Household Durables—0.3%
Black & Decker Corp.		2,731	114,183
Centex Corp.		5,370	57,137
D.R. Horton, Inc.		11,960	84,557
Fortune Brands, Inc.		6,260	258,413
Harman International Industries, Inc.		2,854	47,748
KB Home	†	3,394	46,226
Leggett & Platt, Inc.		6,331	96,168
Lennar Corp., Class A	†	5,972	51,777
Newell Rubbermaid, Inc.		11,995	117,311
Pulte Homes, Inc.	†	9,419	102,950
Snap-On, Inc.	†	2,539	99,986
Stanley Works (The)	†	3,363	114,678
Whirlpool Corp.	†	2,903	120,039
			1,311,173
Household Products—2.5%
Clorox Co.		5,692	316,247
Colgate-Palmolive Co.		21,503	1,473,816
Kimberly-Clark Corp.		17,647	930,703
Procter & Gamble Co.		127,048	7,854,107
			10,574,873
Independent Power Producers & Energy Traders—0.1%
AES Corp. (The)	*	27,982	230,572
Constellation Energy Group, Inc.	†	7,847	196,881
Dynegy, Inc., Class A	*†	20,516	41,032
			468,485
Industrial Conglomerates—2.3%
3M Co.		29,728	1,710,549
General Electric Co.		447,698	7,252,708
Textron, Inc.		10,317	143,097
Tyco International Ltd. (Bermuda)		20,151	435,261
			9,541,615

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint
Asset Allocation Fund

		Shares	Value
COMMON STOCKS—(Continued)
Insurance—2.2%
Aflac, Inc.		20,232	$927,435
Allstate Corp. (The)		22,992	753,218
American International Group, Inc.		113,467	178,143
AON Corp.		11,779	538,065
Assurant, Inc.		4,791	143,730
Chubb Corp.		15,309	780,759
Cincinnati Financial Corp.		7,734	224,827
Genworth Financial, Inc., Class A		19,514	55,225
Hartford Financial Services Group, Inc.	†	12,566	206,334
Lincoln National Corp.		10,836	204,150
Loews Corp.		15,352	433,694
Marsh & McLennan Cos., Inc.		21,774	528,455
MBIA, Inc.	*†	6,541	26,622
MetLife, Inc.		33,829	1,179,279
Principal Financial Group, Inc.	†	10,576	238,700
Progressive Corp. (The)	†	28,581	423,285
Prudential Financial, Inc.		18,133	548,704
Torchmark Corp.	†	3,478	155,467
Travelers Cos., Inc. (The)		25,098	1,134,430
Unum Group	†	14,404	267,914
XL Capital Ltd., Class A (Bermuda)		13,995	51,781
			9,000,217
Internet & Catalog Retail—0.2%
Amazon.com, Inc.	*†	13,570	695,870
Expedia, Inc.	*	9,280	76,467
			772,337
Internet Software & Services—1.1%
Akamai Technologies, Inc.	*†	7,142	107,773
eBay, Inc.	*†	46,411	647,898
Google, Inc., Class A	*	10,197	3,137,107
VeriSign, Inc.	*†	7,999	152,621
Yahoo! Inc.	*	58,862	718,116
			4,763,515
IT Services—0.8%
Affiliated Computer Services, Inc., Class A	*	4,312	198,136
Automatic Data Processing, Inc.		21,614	850,295
Cognizant Technology Solutions Corp., Class A	*†	12,127	219,014
Computer Sciences Corp.	*†	6,273	220,433
Convergys Corp.	*	4,900	31,409
Fidelity National Information Services, Inc.		7,710	125,442
Fiserv, Inc.	*	6,844	248,916
Mastercard, Inc., Class A	†	3,069	438,652
Paychex, Inc.	†	13,601	357,434
Total System Services, Inc.		9,144	128,016
Western Union Co. (The)		30,950	443,823
			3,261,570
Leisure Equipment & Products—0.1%
Eastman Kodak Co.	†	12,583	82,796
Hasbro, Inc.		5,427	158,306
Mattel, Inc.	†	14,990	239,840
			480,942
Life Sciences Tools & Services—0.3%
Life Technologies Corp.	*	5,957	$138,858
Millipore Corp.	*	2,546	131,170
PerkinElmer, Inc.	†	4,635	64,473
Thermo Fisher Scientific, Inc.	*	17,798	606,378
Waters Corp.	*†	4,104	150,411
			1,091,290
Machinery—1.3%
Caterpillar, Inc.		25,876	1,155,881
Cummins, Inc.		9,100	243,243
Danaher Corp.		10,833	613,256
Deere & Co.	†	18,135	694,933
Dover Corp.	†	7,926	260,924
Eaton Corp.		7,027	349,312
Flowserve Corp.		2,637	135,805
Illinois Tool Works, Inc.		16,976	595,009
Ingersoll-Rand Co. Ltd., Class A (Bermuda)	†	12,890	223,641
ITT Corp.		7,477	343,867
Manitowoc Co., Inc. (The)		5,703	49,388
PACCAR, Inc.	†	15,411	440,755
Pall Corp.		4,797	136,379
Parker Hannifin Corp.		7,079	301,141
			5,543,534
Media—2.1%
CBS Corp., Class B	†	28,327	231,998
Comcast Corp., Class A		124,129	2,095,298
DIRECTV Group, Inc. (The)	*†	22,696	519,965
Gannett Co., Inc.	†	10,491	83,928
Interpublic Group of Cos., Inc.	*†	21,982	87,049
McGraw-Hill Cos., Inc. (The)		13,413	311,047
Meredith Corp.		1,895	32,442
New York Times Co. (The), Class A	†	4,293	31,468
News Corp., Class A		97,547	886,702
Omnicom Group, Inc.	†	13,517	363,878
Scripps Networks Interactive, Inc., Class A		3,760	82,720
Time Warner, Inc.		152,352	1,532,661
Viacom, Inc., Class B	*	26,333	501,907
Walt Disney Co. (The)		79,814	1,810,980
Washington Post Co. (The), Class B	†	265	103,416
			8,675,459
Metals & Mining—0.6%
AK Steel Holding Corp.		5,177	48,250
Alcoa, Inc.	†	34,480	388,245
Allegheny Technologies, Inc.	†	4,545	116,034
Freeport-McMoRan Copper & Gold, Inc.	†	16,300	398,372
Newmont Mining Corp.		19,385	788,969
Nucor Corp.		13,424	620,189
Titanium Metals Corp.	†	3,978	35,046
United States Steel Corp.		4,889	181,871
			2,576,976
Multiline Retail—0.6%
Big Lots, Inc.	*†	3,784	54,830
Family Dollar Stores, Inc.		5,300	138,171
J.C. Penney Co., Inc.	†	9,233	181,890
Kohl’s Corp.	*†	12,913	467,451
Macy’s, Inc.		16,255	168,239

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint
Asset Allocation Fund

		Shares	Value
COMMON STOCKS—(Continued)
Nordstrom, Inc.	†	6,298	$83,826
Sears Holdings Corp.	*†	2,505	97,369
Target Corp.		32,084	1,107,861
			2,299,637
Multi-Utilities—1.2%
Ameren Corp.	†	8,767	291,590
Centerpoint Energy, Inc.		16,679	210,489
CMS Energy Corp.	†	9,922	100,312
Consolidated Edison, Inc.	†	11,586	451,043
Dominion Resources, Inc.		24,640	883,098
DTE Energy Co.		6,779	241,807
Integrys Energy Group, Inc.	†	3,300	141,834
NiSource, Inc.		11,857	130,071
PG&E Corp.		15,209	588,740
Public Service Enterprise Group, Inc.		21,581	629,518
SCANA Corp.		4,994	177,786
Sempra Energy		10,445	445,270
TECO Energy, Inc.	†	9,094	112,311
Wisconsin Energy Corp.	†	4,973	208,767
Xcel Energy, Inc.		19,456	360,909
			4,973,545
Office Electronics—0.1%
Xerox Corp.		36,836	293,583
Oil, Gas & Consumable Fuels—9.4%
Anadarko Petroleum Corp.		19,884	766,528
Apache Corp.		14,214	1,059,369
Cabot Oil & Gas Corp.	†	4,497	116,922
Chesapeake Energy Corp.	†	22,090	357,195
Chevron Corp.		87,184	6,449,000
ConocoPhillips		64,148	3,322,866
Consol Energy, Inc.		7,641	218,380
Devon Energy Corp.		18,781	1,234,100
El Paso Corp.	†	28,504	223,186
EOG Resources, Inc.	†	10,564	703,351
Exxon Mobil Corp.		217,409	17,355,760
Hess Corp.		12,018	644,646
Marathon Oil Corp.		29,972	820,034
Massey Energy Co.		3,705	51,092
Murphy Oil Corp.		8,073	358,038
Noble Energy, Inc.		7,142	351,529
Occidental Petroleum Corp.		34,748	2,084,533
Peabody Energy Corp.		11,496	261,534
Pioneer Natural Resources Co.		4,795	77,583
Range Resources Corp.		6,784	233,302
Southwestern Energy Co.	*	14,498	420,007
Spectra Energy Corp.	†	26,075	410,421
Sunoco, Inc.	†	5,593	243,072
Tesoro Corp.	†	6,213	81,825
Valero Energy Corp.		22,181	479,997
Williams Cos., Inc.	†	24,371	352,892
XTO Energy, Inc.		24,588	867,219
			39,544,381
Paper & Forest Products—0.1%
International Paper Co.	†	18,082	213,367
MeadWestvaco Corp.		7,851	87,853
Weyerhaeuser Co.	†	8,959	274,235
			575,455
Personal Products—0.1%
Avon Products, Inc.		18,066	$434,126
Estee Lauder Cos., Inc. (The), Class A	†	5,057	156,565
			590,691
Pharmaceuticals—6.4%
Abbott Laboratories		66,140	3,529,892
Allergan, Inc.	†	13,050	526,176
Bristol-Myers Squibb Co.		84,185	1,957,301
Eli Lilly & Co.		42,543	1,713,207
Forest Laboratories, Inc.	*	12,871	327,824
Johnson & Johnson		118,491	7,089,316
King Pharmaceuticals, Inc.	*	10,183	108,143
Merck & Co., Inc.		91,149	2,770,930
Mylan, Inc.	*†	14,047	138,925
Pfizer, Inc.		287,434	5,090,456
Schering-Plough Corp.		69,083	1,176,483
Watson Pharmaceuticals, Inc.	*†	4,259	113,162
Wyeth		56,713	2,127,305
			26,669,120
Professional Services—0.1%
Dun & Bradstreet Corp.		2,285	176,402
Equifax, Inc.		5,604	148,618
Monster Worldwide, Inc.	*†	5,522	66,761
Robert Half International, Inc.	†	6,180	128,668
			520,449
Real Estate Investment Trusts (REIT)—0.8%
Apartment Investment & Management Co., Class A REIT	†	3,660	42,273
AvalonBay Communities, Inc. REIT	†	3,107	188,222
Boston Properties, Inc. REIT	†	5,079	279,345
Developers Diversified Realty Corp. REIT	†	5,585	27,255
Equity Residential REIT	†	11,493	342,721
HCP, Inc. REIT	†	10,640	295,473
Host Hotels & Resorts, Inc. REIT	†	23,370	176,911
Kimco Realty Corp. REIT		9,589	175,287
Plum Creek Timber Co., Inc. REIT	†	6,971	242,173
ProLogis REIT	†	11,088	154,012
Public Storage REIT		5,312	422,304
Simon Property Group, Inc. REIT	†	9,560	507,923
Vornado Realty Trust REIT	†	5,810	350,633
			3,204,532
Real Estate Management & Development—0.0%
CB Richard Ellis Group, Inc., Class A	*†	7,914	34,188
Road & Rail—0.8%
Burlington Northern Santa Fe Corp.		12,002	908,671
CSX Corp.		17,316	562,251
Norfolk Southern Corp.		15,942	750,071
Ryder System, Inc.		2,220	86,092
Union Pacific Corp.		21,648	1,034,774
			3,341,859

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint
Asset Allocation Fund

		Shares	Value
COMMON STOCKS—(Continued)
Semiconductors & Semiconductor Equipment—1.7%
Advanced Micro Devices, Inc.	*†	28,013	$60,508
Altera Corp.	†	13,510	225,752
Analog Devices, Inc.		12,255	233,090
Applied Materials, Inc.		56,988	577,288
Broadcom Corp., Class A	*†	18,632	316,185
Intel Corp.		237,267	3,478,334
KLA-Tencor Corp.	†	6,993	152,378
Linear Technology Corp.	†	9,230	204,168
LSI Corp.	*†	29,693	97,690
MEMC Electronic Materials, Inc.	*†	10,061	143,671
Microchip Technology, Inc.	†	7,631	149,033
Micron Technology, Inc.	*†	31,818	84,000
National Semiconductor Corp.	†	8,995	90,580
Novellus Systems, Inc.	*	4,032	49,755
Nvidia Corp.	*	24,486	197,602
Teradyne, Inc.	*	8,399	35,444
Texas Instruments, Inc.		55,722	864,805
Xilinx, Inc.	†	11,509	205,090
			7,165,373
Software—2.9%
Adobe Systems, Inc.	*	22,521	479,472
Autodesk, Inc.	*†	9,038	177,597
BMC Software, Inc.	*	7,890	212,320
CA, Inc.	†	16,621	307,987
Citrix Systems, Inc.	*	7,947	187,311
Compuware Corp.	*†	11,759	79,373
Electronic Arts, Inc.	*	13,513	216,748
Intuit, Inc.	*	13,572	322,878
McAfee, Inc.	*†	6,503	224,809
Microsoft Corp.		326,481	6,346,790
Novell, Inc.	*†	17,011	66,173
Oracle Corp.	*	166,723	2,955,999
Salesforce.com, Inc.	*†	4,780	153,008
Symantec Corp.	*	35,601	481,325
			12,211,790
Specialty Retail—1.4%
Abercrombie & Fitch Co., Class A	†	3,919	90,411
AutoNation, Inc.	*†	3,471	34,293
AutoZone, Inc.	*†	1,728	241,004
Bed Bath & Beyond, Inc.	*†	10,997	279,544
Best Buy Co., Inc.	†	14,316	402,423
GameStop Corp., Class A	*†	7,231	156,623
Gap, Inc. (The)		19,492	260,998
Home Depot, Inc.	†	72,225	1,662,620
Limited Brands, Inc.	†	13,166	132,187
Lowe’s Cos., Inc.		62,306	1,340,825
Office Depot, Inc.	*	13,041	38,862
RadioShack Corp.		5,381	64,249
Sherwin-Williams Co. (The)		4,365	260,809
Staples, Inc.		30,170	540,646
Tiffany & Co.	†	4,965	117,323
TJX Cos, Inc.	†	17,791	365,961
			5,988,778
Textiles, Apparel & Luxury Goods—0.4%
Coach, Inc.	*	14,068	292,193
Jones Apparel Group, Inc.		3,849	22,555
Nike, Inc., Class B		16,672	850,272
Polo Ralph Lauren Corp.	†	2,237	$101,582
V.F. Corp.	†	3,825	209,495
			1,476,097
Thrifts & Mortgage Finance—0.2%
Hudson City Bancorp, Inc.	†	21,971	350,657
People’s United Financial, Inc.		14,720	262,458
Sovereign Bancorp, Inc.	*†	25,072	74,714
			687,829
Tobacco—1.5%
Altria Group, Inc.		87,593	1,319,151
Lorillard, Inc.		7,377	415,694
Philip Morris International, Inc.		87,027	3,786,545
Reynolds American, Inc.	†	7,455	300,511
UST, Inc.		6,243	433,139
			6,255,040
Trading Companies & Distributors—0.1%
Fastenal Co.	†	5,366	187,005
W.W. Grainger, Inc.	†	2,629	207,270
			394,275
Wireless Telecommunication Services—0.2%
American Tower Corp., Class A	*†	16,715	490,084
Sprint Nextel Corp.	*	121,045	221,512
			711,596
TOTAL COMMON STOCKS
(Cost $412,565,575)			335,298,255

Coupon Rate	Maturity Date		Face	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS—8.4%
U.S. Government Agency Obligations—8.4%
Federal Home Loan Bank Discount Notes
0.070%	01/07/2009- 01/12/2009		$9,000,000	8,999,839
0.050%	01/12/2009		13,800,000	13,799,770
Federal National Mortgage Association Discount Notes
0.175%	02/02/2009		3,400,000	3,399,454
0.170%	02/03/2009		3,100,000	3,099,503
0.060%	01/07/2009		6,000,000	5,999,930
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $35,298,573)				35,298,496

U.S. TREASURY OBLIGATIONS—2.3%
U.S. Treasury Bills—2.3%
U.S. Treasury Bill
0.136%	06/11/2009	‡‡
(Cost $9,514,198)			9,520,000	9,514,840

COMMERCIAL PAPER—6.0%
Banks—2.4%
Bank of Scotland plc (United Kingdom)
0.744%	01/07/2009		10,000,000	9,998,555
Capital Markets—3.6%
Citigroup Funding, Inc.
0.250%	01/12/2009		15,000,000	14,998,710
TOTAL COMMERCIAL PAPER
(Cost $24,997,615)				24,997,265

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint
Asset Allocation Fund

		Shares	Value
RIGHTS—0.0%
Computers & Peripherals—0.0%
Seagate Technology (Cayman Islands), Expires TBD	*d
(Cost $—)		10,600	$—

CASH EQUIVALENTS—11.3%
Institutional Money Market Funds—6.3%
AIM Short-Term Investments Trust Prime Assets Portfolio	††	13,981,167	13,981,167
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class		12,559,155	12,559,155
			26,540,322

Coupon Rate	Maturity Date		Face	Value
Certificates of Deposit—3.4%
Allied Irish Banks plc/New York
1.000%	01/20/2009	††	$ 2,000,000	2,000,000
Bayerische Landesbank/New York
2.750%	01/12/2009	††	1,500,000	1,500,000
Credit Industriel et Commercial
2.310%	03/18/2009	††	1,000,000	1,000,000
2.240%	03/17/2009	††	1,000,000	1,000,000
HSH Nordbank AG
1.850%	01/20/2009	††	1,500,067	1,500,066
Landesbank Hessen-Thueringen Girozentrale/New York
3.050%	01/02/2009	††	1,500,000	1,500,000
Natixis/New York
4.133%	01/02/2009	#††	2,495,492	2,495,492
Norinchukin Bank/New York
1.650%	01/12/2009	††	1,000,000	1,000,000
Ulster Bank Ltd.
1.600%	02/23/2009	††	498,604	498,604
Westpac Securities NZ Ltd.
2.250%	03/16/2009	††	1,491,517	1,491,517
				13,985,679
Medium Term Notes—0.7%
BBVA Senior Finance SA
4.620%	04/17/2009	#††	2,013,731	2,013,731
Royal Bank of Scotland Group plc
3.655%	01/30/2009	††	1,005,493	1,005,493
				3,019,224
Time Deposits—0.9%
Banco Popular Espanol SA
3.120%	01/05/2009	††	2,000,000	2,000,000
Raiffeisen Zentralbank Oesterreich AG
1.750%	01/20/2009	††	1,900,000	1,900,000
				3,900,000
TOTAL CASH EQUIVALENTS
(Cost $47,445,225)				47,445,225
TOTAL INVESTMENTS—108.1%
(Cost $529,821,186)				452,554,081
Other assets less liabilities—(8.1%)				(34,023,689)
NET ASSETS—100.0%				$418,530,392

Notes to the Schedule of Investments:
REIT	Real Estate Investment Trust
TBD	To be determined
†	Denotes all or a portion of security on loan.
*	Non-income producing.
‡‡	Security has been pledged as collateral for futures contracts.
d	Security has no market value at 12/31/2008.
††	Represents reinvestment of collateral received in conjunction with securities lending.
#	Rate is subject to change. Rate shown reflects current rate.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint
Equity Income Fund

		Shares	Value
COMMON STOCKS—96.1%
Aerospace & Defense—1.8%
Boeing Co. (The)		74,000	$3,157,580
Honeywell International, Inc.		349,600	11,477,368
L-3 Communications Holdings, Inc.		71,300	5,260,514
			19,895,462
Air Freight & Logistics—1.3%
FedEx Corp.		168,600	10,815,690
United Parcel Service, Inc., Class B		61,600	3,397,856
			14,213,546
Automobiles—0.1%
Harley-Davidson, Inc.		88,500	1,501,845
Beverages—0.2%
Anheuser-Busch InBev NV (Belgium)		79,000	1,834,636
Biotechnology—0.3%
Amgen, Inc.	*	63,500	3,667,125
Building Products—0.3%
Masco Corp.	†	202,000	2,248,260
USG Corp.	*†	77,900	626,316
			2,874,576
Capital Markets—1.2%
Bank of New York Mellon Corp. (The)		158,800	4,498,804
Goldman Sachs Group, Inc. (The)		35,700	3,012,723
Janus Capital Group, Inc.	†	60,500	485,815
Legg Mason, Inc.	†	25,400	556,514
Merrill Lynch & Co., Inc.		255,200	2,970,528
UBS AG (Switzerland)	*	131,105	1,874,801
			13,399,185
Chemicals—1.1%
E.I. Du Pont de Nemours & Co.		369,746	9,354,574
International Flavors & Fragrances, Inc.		81,100	2,410,292
			11,764,866
Commercial Banks—3.2%
Allied Irish Banks plc ADR (Ireland)	†	121,100	567,959
Fifth Third Bancorp		174,600	1,442,196
KeyCorp		178,600	1,521,672
Marshall & Ilsley Corp.	†	74,800	1,020,272
SunTrust Banks, Inc.	†	383,700	11,334,498
U.S. Bancorp		209,600	5,242,096
Wells Fargo & Co.		483,000	14,238,840
			35,367,533
Commercial Services & Supplies—0.6%
Avery Dennison Corp.		86,100	2,818,053
Pitney Bowes, Inc.		143,900	3,666,572
			6,484,625
Communications Equipment—0.6%
Alcatel-Lucent ADR (France)	*	159,100	342,065
Cisco Systems, Inc.	*	70,100	1,142,630
Nokia Oyj ADR (Finland)	†	364,500	5,686,200
			7,170,895
Computers & Peripherals—5.0%
Dell, Inc.	*	2,931,500	$30,018,560
Hewlett-Packard Co.		161,500	5,860,835
International Business Machines Corp.		84,400	7,103,104
Sun Microsystems, Inc.	*†	3,239,000	12,372,980
			55,355,479
Construction Materials—2.1%
Cemex SAB de CV ADR (Mexico)	*†	2,057,617	18,806,619
Vulcan Materials Co.	†	55,500	3,861,690
			22,668,309
Consumer Finance—2.2%
American Express Co.		499,500	9,265,725
Capital One Financial Corp.	†	267,200	8,521,008
SLM Corp.	*†	727,800	6,477,420
			24,264,153
Distributors—0.2%
Genuine Parts Co.		58,052	2,197,849
Diversified Consumer Services—0.2%
H&R Block, Inc.		99,800	2,267,456
Diversified Financial Services—2.7%
Bank of America Corp.		564,662	7,950,441
Citigroup, Inc.		572,669	3,842,609
JPMorgan Chase & Co.		558,200	17,600,046
			29,393,096
Diversified Telecommunication Services—4.2%
AT&T, Inc.		666,942	19,007,847
Level 3 Communications, Inc.	*†	7,327,000	5,128,900
Qwest Communications International, Inc.	†	637,600	2,320,864
Verizon Communications, Inc.		581,641	19,717,630
			46,175,241
Electric Utilities—2.2%
Duke Energy Corp.		411,824	6,181,478
Entergy Corp.		140,900	11,713,017
FirstEnergy Corp.		30,800	1,496,264
Pinnacle West Capital Corp.		68,000	2,184,840
Progress Energy, Inc.		74,400	2,964,840
			24,540,439
Electrical Equipment—0.9%
Cooper Industries Ltd., Class A		58,700	1,715,801
Emerson Electric Co.		219,000	8,017,590
			9,733,391
Electronic Equipment, Instruments & Components—0.1%
Tyco Electronics Ltd. (Bermuda)		69,100	1,120,111
Energy Equipment & Services—0.2%
BJ Services Co.		63,700	743,379
Schlumberger Ltd.		46,900	1,985,277
			2,728,656

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint
Equity Income Fund

		Shares	Value
COMMON STOCKS—(Continued)
Food & Staples Retailing—1.5%
Walgreen Co.		663,000	$16,356,210
Whole Foods Market, Inc.	†	38,300	361,552
			16,717,762
Food Products—1.8%
H.J. Heinz Co.	†	75,800	2,850,080
Hershey Co. (The)	†	173,300	6,020,442
Kraft Foods, Inc., Class A		351,224	9,430,364
McCormick & Co., Inc.	†	49,300	1,570,698
			19,871,584
Health Care Equipment & Supplies—0.8%
Baxter International, Inc.		168,800	9,045,992
Health Care Providers & Services—1.8%
UnitedHealth Group, Inc.		344,700	9,169,020
WellPoint, Inc.	*	250,500	10,553,565
			19,722,585
Hotels, Restaurants & Leisure—5.1%
Carnival Corp.		291,200	7,081,984
Marriott International, Inc., Class A		1,258,000	24,468,100
MGM MIRAGE	*†	102,000	1,403,520
Yum! Brands, Inc.		751,000	23,656,500
			56,610,104
Household Durables—1.9%
Black & Decker Corp.		31,800	1,329,558
D.R. Horton, Inc.		74,000	523,180
Fortune Brands, Inc.		115,000	4,747,200
Harman International Industries, Inc.		45,000	752,850
Newell Rubbermaid, Inc.		172,600	1,688,028
Stanley Works (The)	†	278,500	9,496,850
Whirlpool Corp.	†	61,700	2,551,295
			21,088,961
Household Products—0.3%
Colgate-Palmolive Co.		6,200	424,948
Kimberly-Clark Corp.		49,359	2,603,194
			3,028,142
Independent Power Producers & Energy Traders—0.1%
NRG Energy, Inc.	*	24,700	576,251
Industrial Conglomerates—4.0%
3M Co.		198,500	11,421,690
General Electric Co.		831,200	13,465,440
Koninklijke Philips Electronics NV (NY Reg Shares) (Netherlands)		942,000	18,717,540
			43,604,670
Insurance—4.9%
Allstate Corp. (The)		82,100	2,689,596
Chubb Corp.		37,000	1,887,000
Fairfax Financial Holdings Ltd. (Canada)		112,000	35,101,920
Hartford Financial Services Group, Inc.	†	12,400	203,608
Lincoln National Corp.		112,990	2,128,732
Marsh & McLennan Cos., Inc.		215,600	5,232,612
Progressive Corp. (The)		112,300	$1,663,163
Travelers Cos., Inc. (The)		116,706	5,275,111
			54,181,742
Internet & Catalog Retail—0.5%
Liberty Media Corp.— Interactive, Series A	*	1,835,500	5,726,760
Internet Software & Services—2.0%
eBay, Inc.	*	1,435,100	20,033,996
Yahoo! Inc.	*	172,200	2,100,840
			22,134,836
IT Services—0.2%
Computer Sciences Corp.	*	70,700	2,484,398
Leisure Equipment & Products—0.2%
Mattel, Inc.		154,100	2,465,600
Machinery—3.4%
Deere & Co.		74,000	2,835,680
Eaton Corp.		25,000	1,242,750
Illinois Tool Works, Inc.		382,700	13,413,635
Ingersoll-Rand Co. Ltd., Class A (Bermuda)		1,131,000	19,622,850
			37,114,915
Media—7.9%
Cablevision Systems Corp., Class A		111,100	1,870,924
CBS Corp., Class B		76,500	626,535
DIRECTV Group, Inc. (The)	*†	480,000	10,996,800
Gannett Co., Inc.	†	49,400	395,200
Liberty Media Corp.— Entertainment, Series A	*	2,282,200	39,892,856
McGraw-Hill Cos., Inc. (The)		143,600	3,330,084
New York Times Co. (The), Class A	†	175,800	1,288,614
Time Warner, Inc.		388,000	3,903,280
Walt Disney Co. (The)		1,058,000	24,006,020
WPP plc (United Kingdom)		98,700	577,131
			86,887,444
Metals & Mining—0.5%
Alcoa, Inc.		127,600	1,436,776
Nucor Corp.		89,300	4,125,660
			5,562,436
Multiline Retail—0.3%
J.C. Penney Co., Inc.	†	135,300	2,665,410
Macy’s, Inc.		83,000	859,050
			3,524,460
Multi-Utilities—1.5%
Dominion Resources, Inc.		222,100	7,960,064
NiSource, Inc.		257,600	2,825,872
PG&E Corp.		61,600	2,384,536
TECO Energy, Inc.		56,900	702,715
Xcel Energy, Inc.		148,000	2,745,400
			16,618,587
Oil, Gas & Consumable Fuels—11.5%
Anadarko Petroleum Corp.		55,000	2,120,250
BP plc ADR (United Kingdom)		95,398	4,458,903

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint
Equity Income Fund

		Shares	Value
COMMON STOCKS—(Continued)
Chesapeake Energy Corp.	†	1,770,700	$28,632,219
Chevron Corp.		150,758	11,151,569
ConocoPhillips		214,600	11,116,280
Consol Energy, Inc.		37,400	1,068,892
Exxon Mobil Corp.		153,760	12,274,661
Marathon Oil Corp.		291,400	7,972,704
Murphy Oil Corp.		91,600	4,062,460
Occidental Petroleum Corp.		261,400	15,681,386
Pioneer Natural Resources Co.		527,000	8,526,860
Royal Dutch Shell plc, Class A ADR (Netherlands)		143,581	7,601,178
Spectra Energy Corp.	†	512,412	8,065,365
Sunoco, Inc.	†	86,800	3,772,328
			126,505,055
Paper & Forest Products—0.5%
International Paper Co.		239,100	2,821,380
MeadWestvaco Corp.		111,800	1,251,042
Weyerhaeuser Co.		30,900	945,849
			5,018,271
Personal Products—0.0%
Estee Lauder Cos., Inc. (The), Class A		6,200	191,952
Pharmaceuticals—6.1%
Bristol-Myers Squibb Co.		667,700	15,524,025
Eli Lilly & Co.		98,600	3,970,622
Johnson & Johnson		218,800	13,090,804
Merck & Co., Inc.		152,000	4,620,800
Pfizer, Inc.		869,900	15,405,929
Schering-Plough Corp.		195,500	3,329,365
Wyeth	†	307,200	11,523,072
			67,464,617
Road & Rail—1.0%
Burlington Northern Santa Fe Corp.		145,000	10,977,950
Semiconductors & Semiconductor Equipment—1.6%
Analog Devices, Inc.	†	123,300	2,345,166
Applied Materials, Inc.		716,400	7,257,132
Intel Corp.		497,200	7,288,952
Texas Instruments, Inc.		25,000	388,000
			17,279,250
Software—2.1%
Microsoft Corp.		226,900	4,410,936
Symantec Corp.	*	1,387,000	18,752,240
			23,163,176
Specialty Retail—1.7%
Bed Bath & Beyond, Inc.	*†	147,200	3,741,824
Home Depot, Inc.	†	563,500	12,971,770
Tiffany & Co.	†	66,600	1,573,758
			18,287,352
Tobacco—2.0%
Altria Group, Inc.		243,300	3,664,098
Imperial Tobacco Group plc ADR (United Kingdom)		189,700	10,262,770
Philip Morris International, Inc.		197,300	8,584,523
			22,511,391

Wireless Telecommunication Services—0.2%
Sprint Nextel Corp.	*	301,500	$551,745
Vodafone Group plc (United Kingdom)		666,300	1,364,349
			1,916,094
TOTAL COMMON STOCKS
(Cost $1,397,800,696)			1,058,900,811

CONVERTIBLE PREFERRED STOCKS—0.2%
Automobiles—0.2%
General Motors Corp., Series B		690,000	2,587,500
Thrifts & Mortgage Finance—0.0%
Federal National Mortgage Association, Series 08-1		77,700	81,585
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $11,489,350)			2,669,085

Coupon Rate	Maturity Date		Face	Value
CONVERTIBLE DEBT OBLIGATIONS—0.0%
Automobiles—0.0%
Ford Motor Co.
4.250%	12/15/2036
(Cost $436,064)			$1,362,000	$357,525

U.S. TREASURY OBLIGATIONS—0.4%
U.S. Treasury Bills—0.4%
U.S. Treasury Bill
1.984%	01/08/2009	†
(Cost $3,998,472)			4,000,000	3,999,835

		Shares	Value
CASH EQUIVALENTS—10.6%
Institutional Money Market Funds—4.9%
AIM Short-Term Investments Trust Prime Assets Portfolio	††	20,379,744	20,379,744
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class		34,199,659	34,199,659
			$54,579,403

Coupon Rate	Maturity Date		Face	Value
Certificates of Deposit—3.6%
Allied Irish Banks plc/New York
1.000%	01/20/2009	††	$4,000,000	4,000,000
Bayerische Landesbank/New York
2.750%	01/12/2009	††	4,000,000	4,000,000
Credit Industriel et Commercial
2.240%	03/17/2009	††	4,500,000	4,500,000
HSH Nordbank AG
1.850%	01/20/2009	††	4,000,177	4,000,177
Landesbank Hessen-Thueringen Girozentrale/New York
3.050%	01/02/2009	††	5,000,000	5,000,000

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint
Equity Income Fund

Coupon Rate	Maturity Date		Face	Value
CASH EQUIVALENTS—(Continued)
Natixis/New York
4.133%	01/02/2009	#††	$10,000,000	$10,000,000
Norinchukin Bank/New York
1.650%	01/12/2009	††	4,250,000	4,250,000
Ulster Bank Ltd.
1.600%	02/23/2009	††	498,604	498,604
Westpac Securities NZ Ltd.
2.250%	03/16/2009	††	2,983,034	2,983,034
				39,231,815
Medium Term Notes—1.2%
AT&T, Inc.
4.973%	04/27/2009	††	513,723	513,723
BBVA Senior Finance SA
4.620%	04/17/2009	#††	4,027,463	4,027,463
Royal Bank of Scotland Group plc
3.655%	01/30/2009	††	4,021,971	4,021,970
Toyota Motor Credit Corp.
0.590%	08/05/2009	#††	4,906,523	4,906,523
				13,469,679
Time Deposits—0.9%
Banco Popular Espanol SA
3.120%	01/05/2009	††	5,000,000	5,000,000
Raiffeisen Zentralbank Oesterreich AG
1.750%	01/20/2009	††	4,500,000	4,500,000
				9,500,000
TOTAL CASH EQUIVALENTS
(Cost $116,780,897)				116,780,897
TOTAL INVESTMENTS—107.3%
(Cost $1,530,505,479)				1,182,708,153
Other assets less liabilities—(7.3%)				(80,676,057)
NET ASSETS—100.0%				$1,102,032,096

Notes to the Schedule of Investments:
ADR	American Depositary Receipt
*	Non-income producing.
†	Denotes all or a portion of security on loan.
††	Represents reinvestment of collateral received in conjunction with securities lending.
#	Rate is subject to change. Rate shown reflects current rate.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint Growth &
Income Fund

		Shares	Value
COMMON STOCKS—96.0%
Aerospace & Defense—1.4%
General Dynamics Corp.		73,500	$4,232,865
Lockheed Martin Corp.		12,900	1,084,632
Precision Castparts Corp.		46,800	2,783,664
Rockwell Collins, Inc.	†	2,100	82,089
United Technologies Corp.		47,700	2,556,720
			10,739,970
Air Freight & Logistics—1.2%
Expeditors International of Washington, Inc.		23,400	778,518
FedEx Corp.		14,800	949,420
United Parcel Service, Inc., Class B		131,400	7,248,024
			8,975,962
Airlines—0.1%
Southwest Airlines Co.		110,200	949,924
Auto Components—0.1%
Johnson Controls, Inc.		30,500	553,880
Automobiles—0.2%
Honda Motor Co. Ltd. ADR (Japan)		53,000	1,131,020
Beverages—1.9%
Coca-Cola Co. (The)		54,000	2,444,580
PepsiCo, Inc.		210,900	11,550,993
			13,995,573
Biotechnology—5.0%
Amgen, Inc.	*	52,100	3,008,775
BioMarin Pharmaceutical, Inc.	*	23,000	409,400
Celgene Corp.	*	193,100	10,674,568
Genentech, Inc.	*	161,100	13,356,801
Genzyme Corp.	*†	6,000	398,220
Gilead Sciences, Inc.	*†	179,600	9,184,744
			37,032,508
Capital Markets—4.5%
Ameriprise Financial, Inc.		3,100	72,416
Bank of New York Mellon Corp. (The)		194,943	5,522,735
BlackRock, Inc.	†	6,300	845,145
Charles Schwab Corp. (The)		95,000	1,536,150
Credit Suisse Group AG (Registered) (Switzerland)		1,525	42,738
Franklin Resources, Inc.		57,500	3,667,350
Goldman Sachs Group, Inc. (The)		170,100	14,354,739
Morgan Stanley		90,500	1,451,620
Northern Trust Corp.		54,100	2,820,774
State Street Corp.		81,000	3,185,730
T. Rowe Price Group, Inc.		11,400	404,016
			33,903,413
Chemicals—2.4%
Agrium, Inc. (Canada)	†	85,400	2,914,702
Celanese Corp., Class A		182,800	2,272,204
E.I. Du Pont de Nemours & Co.		87,500	2,213,750
Ecolab, Inc.		11,300	397,195
Monsanto Co.		59,400	4,178,790
Potash Corp. of Saskatchewan (Canada)		36,400	2,665,208
Praxair, Inc.		51,900	$3,080,784
			17,722,633
Commercial Banks—2.4%
PNC Financial Services Group, Inc.	†	74,300	3,640,700
SunTrust Banks, Inc.		4,300	127,022
Wells Fargo & Co.		477,200	14,067,856
			17,835,578
Commercial Services & Supplies—0.4%
Iron Mountain, Inc.	*	22,000	544,060
Republic Services, Inc.		104,700	2,595,513
			3,139,573
Communications Equipment—3.6%
Brocade Communications Systems, Inc.	*	379,400	1,062,320
Cisco Systems, Inc.	*	636,650	10,377,395
Juniper Networks, Inc.	*†	201,200	3,523,012
Nokia Oyj ADR (Finland)	†	131,700	2,054,520
Polycom, Inc.	*	60,000	810,600
QUALCOMM, Inc.		216,900	7,771,527
Research In Motion Ltd. (Canada)	*	37,200	1,509,576
			27,108,950
Computers & Peripherals—2.9%
Apple, Inc.	*	109,500	9,345,825
Dell, Inc.	*	299,300	3,064,832
EMC Corp.	*	69,000	722,430
Hewlett-Packard Co.		189,000	6,858,810
International Business Machines Corp.		8,400	706,944
NetApp, Inc.	*	42,500	593,725
			21,292,566
Construction & Engineering—0.5%
Fluor Corp.		81,100	3,638,957
Jacobs Engineering Group, Inc.	*	7,800	375,180
			4,014,137
Construction Materials—0.2%
Vulcan Materials Co.		18,500	1,287,230
Consumer Finance—0.0%
American Express Co.		16,900	313,495
Diversified Consumer Services—0.4%
Apollo Group, Inc., Class A	*	40,000	3,064,800
Diversified Financial Services—3.5%
Bank of America Corp.		242,600	3,415,808
Citigroup, Inc.		367,700	2,467,267
CME Group, Inc.		4,600	957,306
IntercontinentalExchange, Inc.	*†	28,200	2,324,808
JPMorgan Chase & Co.		547,336	17,257,504
			26,422,693
Diversified Telecommunication Services—2.0%
AT&T, Inc.		376,006	10,716,171
Verizon Communications, Inc.		130,300	4,417,170
			15,133,341
Electric Utilities—1.7%
Allegheny Energy, Inc.		6,800	230,248
Edison International		15,800	507,496

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Growth &
Income Fund

		Shares	Value
COMMON STOCKS—(Continued)
Entergy Corp.		54,500	$4,530,585
Exelon Corp.		33,600	1,868,496
FPL Group, Inc.		60,600	3,049,998
Southern Co.		70,000	2,590,000
			12,776,823
Electrical Equipment—1.1%
ABB Ltd. ADR (Switzerland)		317,200	4,761,172
Emerson Electric Co.		28,000	1,025,080
First Solar, Inc.	*	16,000	2,207,360
Sunpower Corp., Class B	*†	15,900	483,996
			8,477,608
ElectronicEquipment,Instruments&Components—0.7%
Agilent Technologies, Inc.	*	54,372	849,834
Flextronics International Ltd. (Singapore)	*	136,800	350,208
Ingram Micro, Inc., Class A	*	200,700	2,687,373
Jabil Circuit, Inc.		165,700	1,118,475
			5,005,890
Energy Equipment & Services—1.3%
Baker Hughes, Inc.		17,600	564,432
FMC Technologies, Inc.	*†	7,600	181,108
Schlumberger Ltd.		142,300	6,023,559
Smith International, Inc.		124,100	2,840,649
			9,609,748
Food & Staples Retailing—3.4%
Costco Wholesale Corp.		38,900	2,042,250
CVS Caremark Corp.		246,586	7,086,882
Kroger Co. (The)		108,600	2,868,126
Safeway, Inc.		104,200	2,476,834
SUPERVALU, Inc.		127,700	1,864,420
SYSCO Corp.		108,200	2,482,108
Wal-Mart Stores, Inc.	†	122,800	6,884,168
			25,704,788
Food Products—2.4%
Dean Foods Co.	*†	189,400	3,403,518
Kraft Foods, Inc., Class A		217,882	5,850,132
Nestle SA ADR (Switzerland)		103,950	4,126,815
Sara Lee Corp.		370,100	3,623,279
Unilever NV (NY Reg Shares) (Netherlands)		32,100	788,055
			17,791,799
Health Care Equipment & Supplies—3.0%
Alcon, Inc. (Switzerland)		16,600	1,480,554
Baxter International, Inc.		171,300	9,179,967
Becton Dickinson & Co.		21,800	1,490,902
Covidien Ltd.		12,000	434,880
Intuitive Surgical, Inc.	*†	4,400	558,756
Medtronic, Inc.		141,900	4,458,498
St. Jude Medical, Inc.	*	98,500	3,246,560
Stryker Corp.	†	43,000	1,717,850
			22,567,967
Health Care Providers & Services—3.5%
Aetna, Inc.	†	109,800	3,129,300
Cardinal Health, Inc.		64,800	2,233,656
DaVita, Inc.	*	73,600	3,648,352
Express Scripts, Inc.	*†	49,600	2,727,008
Health Net, Inc.	*	9,800	106,722
Humana, Inc.	*	14,600	544,288
McKesson Corp.		51,800	$2,006,214
Medco Health Solutions, Inc.	*	108,900	4,563,999
UnitedHealth Group, Inc.		200,500	5,333,300
WellPoint, Inc.	*	40,100	1,689,413
			25,982,252
Health Care Technology—0.2%
Cerner Corp.	*	40,300	1,549,535
Hotels, Restaurants & Leisure—1.3%
Carnival Corp.		51,100	1,242,752
International Game Technology		300	3,567
Las Vegas Sands Corp.	*	92,200	546,746
Marriott International, Inc., Class A		32,400	630,180
McDonald’s Corp.		49,100	3,053,529
MGM MIRAGE	*†	26,328	362,273
Wynn Resorts Ltd.	*†	41,200	1,741,112
Yum! Brands, Inc.		77,400	2,438,100
			10,018,259
Household Products—0.5%
Energizer Holdings, Inc.	*	6,200	335,668
Kimberly-Clark Corp.		51,000	2,689,740
Procter & Gamble Co.		6,975	431,195
			3,456,603
Independent Power Producers & Energy Traders—0.5%
NRG Energy, Inc.	*	147,200	3,434,176
Industrial Conglomerates—2.2%
General Electric Co.		1,012,300	16,399,260
Insurance—2.7%
ACE Ltd. (Switzerland)		129,000	6,826,680
Aflac, Inc.		29,700	1,361,448
AON Corp.		68,800	3,142,784
Berkshire Hathaway, Inc., Class A	*	19	1,835,400
Chubb Corp.		95,100	4,850,100
Progressive Corp. (The)		125,100	1,852,731
Prudential Financial, Inc.		300	9,078
RenaissanceRe Holdings Ltd. (Bermuda)		8,100	417,636
			20,295,857
Internet & Catalog Retail—1.1%
Amazon.com, Inc.	*†	144,400	7,404,832
Expedia, Inc.	*	58,200	479,568
priceline.com, Inc.	*†	7,100	522,915
			8,407,315
Internet Software & Services—2.5%
eBay, Inc.	*†	27,900	389,484
Google, Inc., Class A	*	47,400	14,582,610
Tencent Holdings Ltd. (China)	†	158,400	1,029,240
VeriSign, Inc.	*	81,500	1,555,020
Yahoo! Inc.	*	108,700	1,326,140
			18,882,494
IT Services—1.9%
Accenture Ltd., Class A (Bermuda)		102,700	3,367,533
Automatic Data Processing, Inc.		41,200	1,620,808
Cognizant Technology Solutions Corp., Class A	*	31,300	565,278
Fiserv, Inc.	*	58,600	2,131,282
Mastercard, Inc., Class A	†	8,900	1,272,077

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Growth &
Income Fund

		Shares	Value
COMMON STOCKS—(Continued)
Paychex, Inc.		86,000	$2,260,080
Visa, Inc., Class A		35,800	1,877,710
Western Union Co. (The)		92,600	1,327,884
			14,422,652
Life Sciences Tools & Services—0.0%
Thermo Fisher Scientific, Inc.	*	800	27,256
Machinery—2.6%
Cummins, Inc.		112,300	3,001,779
Danaher Corp.		129,500	7,330,995
Deere & Co.	†	73,400	2,812,688
Illinois Tool Works, Inc.		65,400	2,292,270
PACCAR, Inc.	†	127,900	3,657,940
			19,095,672
Media—3.4%
CBS Corp., Class B		147,300	1,206,387
Comcast Corp., Class A		378,850	6,394,988
Discovery Communications, Inc., Class A	*	60,150	851,724
Discovery Communications, Inc., Series C	*	50,750	679,542
Gannett Co., Inc.		60,600	484,800
McGraw-Hill Cos., Inc. (The)		123,500	2,863,965
Omnicom Group, Inc.		105,200	2,831,984
Time Warner Cable, Inc., Class A	*	65,300	1,400,685
Time Warner, Inc.		104,900	1,055,294
Viacom, Inc., Class B	*	240,600	4,585,836
Walt Disney Co. (The)		131,600	2,986,004
			25,341,209
Metals & Mining—1.5%
Allegheny Technologies, Inc.		54,466	1,390,517
Barrick Gold Corp. (Canada)		106,600	3,919,682
BHP Billiton Ltd. (Australia)		2,900	61,608
Cliffs Natural Resources, Inc.		120,800	3,093,688
Nucor Corp.		57,600	2,661,120
			11,126,615
Multiline Retail—1.7%
Kohl’s Corp.	*†	169,800	6,146,760
Nordstrom, Inc.		68,100	906,411
Target Corp.		168,500	5,818,305
			12,871,476
Multi-Utilities—0.5%
SCANA Corp.	†	67,800	2,413,680
TECO Energy, Inc.		76,700	947,245
			3,360,925
Oil, Gas & Consumable Fuels—5.8%
Anadarko Petroleum Corp.		22,200	855,810
Chevron Corp.		119,872	8,866,932
ConocoPhillips		29,100	1,507,380
EOG Resources, Inc.		54,700	3,641,926
Exxon Mobil Corp.		123,100	9,827,073
Kinder Morgan Management LLC	*	13,586	543,168
Marathon Oil Corp.		188,800	5,165,568
Occidental Petroleum Corp.		51,800	3,107,482
Royal Dutch Shell plc, Class A ADR (Netherlands)		8,300	439,402
Royal Dutch Shell plc, Class B ADR (Netherlands)		29,856	$1,535,494
Total SA ADR (France)		74,300	4,108,790
XTO Energy, Inc.		102,400	3,611,648
			43,210,673
Paper & Forest Products—0.2%
International Paper Co.	†	129,700	1,530,460
Pharmaceuticals—5.6%
Abbott Laboratories		139,700	7,455,789
Allergan, Inc.	†	144,900	5,842,368
AstraZeneca plc ADR (United Kingdom)		35,500	1,456,565
Bristol-Myers Squibb Co.	†	227,200	5,282,400
Forest Laboratories, Inc.	*	42,900	1,092,663
Novartis AG (Registered) (Switzerland)		12,673	634,682
Pfizer, Inc.		360,300	6,380,913
Roche Holding AG (Genusschein) (Switzerland)		12,424	1,923,448
Sanofi-Aventis SA ADR (France)		23,500	755,760
Schering-Plough Corp.	†	168,500	2,869,555
Teva Pharmaceutical Industries Ltd. ADR (Israel)	†	69,400	2,954,358
Wyeth	†	147,400	5,528,974
			42,177,475
Professional Services—0.1%
Monster Worldwide, Inc.	*	57,900	700,011
Real Estate Investment Trusts (REIT)—0.6%
Host Hotels & Resorts, Inc. REIT	†	261,897	1,982,560
Kimco Realty Corp. REIT	†	123,300	2,253,924
			4,236,484
Road & Rail—0.2%
Union Pacific Corp.		35,900	1,716,020
Semiconductors & Semiconductor Equipment—1.8%
Altera Corp.	†	50,700	847,197
Broadcom Corp., Class A	*†	56,900	965,593
Intel Corp.		359,200	5,265,872
KLA-Tencor Corp.		56,200	1,224,598
Lam Research Corp.	*	13,000	276,640
Marvell Technology Group Ltd. (Bermuda)	*	278,700	1,858,929
Microchip Technology, Inc.		28,000	546,840
Xilinx, Inc.	†	137,900	2,457,378
			13,443,047
Software—3.7%
Adobe Systems, Inc.	*	72,000	1,532,880
Autodesk, Inc.	*†	69,600	1,367,640
Electronic Arts, Inc.	*	83,000	1,331,320
Intuit, Inc.	*	31,600	751,764
McAfee, Inc.	*†	73,700	2,547,809
Microsoft Corp.		716,200	13,922,928
Nintendo Co. Ltd. ADR (Japan)		108,200	5,166,550
Oracle Corp.	*	41,200	730,476
			27,351,367
Specialty Retail—1.4%
Bed Bath & Beyond, Inc.	*†	60,200	1,530,284
Best Buy Co., Inc.		29,400	826,434

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Growth &
Income Fund

			Shares	Value
COMMON STOCKS—(Continued)
Home Depot, Inc.			170,700	$3,929,514
Lowe’s Cos., Inc.			57,400	1,235,248
Staples, Inc.			147,100	2,636,032
Urban Outfitters, Inc.		*	37,400	560,252
				10,717,764
Textiles, Apparel & Luxury Goods—0.4%
Coach, Inc.		*	46,900	974,113
Hanesbrands, Inc.		*	74,137	945,247
Nike, Inc., Class B			27,500	1,402,500
				3,321,860
Thrifts & Mortgage Finance—0.6%
Astoria Financial Corp.			37,000	609,760
Hudson City Bancorp, Inc.			220,260	3,515,350
				4,125,110
Tobacco—1.8%
Altria Group, Inc.			317,803	4,786,113
Philip Morris International, Inc.			201,803	8,780,449
				13,566,562
Trading Companies & Distributors—0.1%
Fastenal Co.		†	17,400	606,390
Water Utilities—0.1%
American Water Works Co., Inc.			44,800	935,424
Wireless Telecommunication Services—1.2%
America Movil SAB de CV, Series L ADR (Mexico)		†	37,800	1,171,422
American Tower Corp., Class A		*†	227,400	6,667,368
MetroPCS Communications, Inc.		*†	55,000	816,750
				8,655,540
TOTAL COMMON STOCKS
(Cost $898,419,770)				717,517,612

CONVERTIBLE PREFERRED STOCKS—0.1%
Pharmaceuticals—0.1%
Schering-Plough Corp.
(Cost $925,000)			3,700	644,956

CASH EQUIVALENTS—10.0%
Institutional Money Market Funds—5.4%
AIM Short-Term Investments Trust Prime Assets Portfolio		††	13,348,689	13,348,689
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class			27,316,029	27,316,029
				40,664,718

Coupon Rate	Maturity Date		Face	Value
Certificates of Deposit—3.6%
Barclays Bank plc/New York
2.419%	02/26/2009	††	$4,010,884	$4,010,884
Calyon/New York
4.615%	01/16/2009	††	1,007,254	1,007,254
Clydesdale Bank plc
0.900%	01/20/2009	††	3,000,000	3,000,000
Credit Industriel et Commercial
2.310%	03/18/2009	††	4,000,000	4,000,000
DZ Bank AG Deutsche Zentral-Genossenchaftsbank
1.350%	01/20/2009	††	3,995,056	3,995,056
HSH Nordbank AG
1.850%	01/20/2009	††	2,500,111	2,500,111
Natixis/New York
4.133%	01/02/2009	#††	$5,000,000	5,000,000
Ulster Bank Ltd.
1.600%	02/23/2009	††	2,991,623	2,991,624
				26,504,929
Medium Term Note—0.5%
BBVA U.S. Senior SA
2.109%	03/12/2009	††	3,502,109	3,502,108
Time Deposit—0.5%
Raiffeisen Zentralbank Oesterreich AG
1.750%	01/20/2009	††	4,000,000	4,000,000
TOTAL CASH EQUIVALENTS
(Cost $74,671,755)				74,671,755
TOTAL INVESTMENTS—106.1%
(Cost $974,016,525)				792,834,323
Other assets less liabilities—(6.1%)				(45,802,409)
NET ASSETS—100.0%				$747,031,914

Notes to the Schedule of Investments:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
†	Denotes all or a portion of security on loan.
*	Non-income producing.
††	Represents reinvestment of collateral received in conjunction with securities lending.
#	Rate is subject to change. Rate shown reflects current rate.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint
Growth Fund

		Shares	Value
COMMON STOCKS—93.1%
Aerospace & Defense—1.6%
Boeing Co. (The)		345,900	$14,759,553
Raytheon Co.		64,500	3,292,080
United Technologies Corp.		100,600	5,392,160
			23,443,793
Air Freight & Logistics—0.9%
FedEx Corp.		34,400	2,206,760
United Parcel Service, Inc., Class B		185,400	10,226,664
			12,433,424
Airlines—0.4%
Delta Air Lines, Inc.	*	508,687	5,829,553
Beverages—4.3%
Coca-Cola Co. (The)		632,900	28,651,383
Diageo plc ADR (United Kingdom)		31,600	1,792,984
PepsiCo, Inc.		562,500	30,808,125
			61,252,492
Biotechnology—4.7%
Amgen, Inc.	*	104,300	6,023,325
Biogen Idec, Inc.	*	442,600	21,081,038
Celgene Corp.	*	296,450	16,387,756
Genzyme Corp.	*†	92,100	6,112,677
Gilead Sciences, Inc.	*	337,900	17,280,206
			66,885,002
Capital Markets—3.0%
BlackRock, Inc.	†	37,540	5,035,991
Charles Schwab Corp. (The)		513,200	8,298,444
Goldman Sachs Group, Inc. (The)		116,700	9,848,313
Merrill Lynch & Co., Inc.		198,200	2,307,048
State Street Corp.		438,800	17,258,004
			42,747,800
Chemicals—3.3%
Air Products & Chemicals, Inc.		94,650	4,758,056
Monsanto Co.		198,828	13,987,550
Mosaic Co. (The)		216,300	7,483,980
Potash Corp. of Saskatchewan (Canada)		63,860	4,675,829
Praxair, Inc.		159,000	9,438,240
Syngenta AG ADR (Switzerland)		190,900	7,471,826
			47,815,481
Commercial Banks—2.4%
Banco Bradesco SA ADR (Brazil)	†	349,300	3,447,591
PNC Financial Services Group, Inc.		52,100	2,552,900
Wells Fargo & Co.		956,300	28,191,724
			34,192,215
Communications Equipment—4.4%
Cisco Systems, Inc.	*	1,334,975	21,760,093
Nokia Oyj ADR (Finland)	†	1,115,600	17,403,360
QUALCOMM, Inc.		677,850	24,287,365
			63,450,818
Computers & Peripherals—5.6%
Apple, Inc.	*	156,740	$13,377,759
EMC Corp.	*	1,569,700	16,434,759
Hewlett-Packard Co.		419,150	15,210,954
International Business Machines Corp.	†	312,390	26,290,742
NetApp, Inc.	*	650,800	9,091,676
			80,405,890
Construction & Engineering—3.0%
Foster Wheeler Ltd.	*	605,800	14,163,604
Jacobs Engineering Group, Inc.	*	117,100	5,632,510
Quanta Services, Inc.	*†	658,300	13,034,340
Shaw Group, Inc. (The)	*†	464,700	9,512,409
			42,342,863
Consumer Finance—1.0%
American Express Co.		580,200	10,762,710
SLM Corp.	*	388,100	3,454,090
			14,216,800
Diversified Consumer Services—0.6%
Apollo Group, Inc., Class A	*†	108,150	8,286,453
Diversified Financial Services—2.2%
CME Group, Inc.		13,400	2,788,674
JPMorgan Chase & Co.	†	545,250	17,191,733
NYSE Euronext	†	417,200	11,422,936
			31,403,343
Electrical Equipment—0.5%
Emerson Electric Co.	†	99,800	3,653,678
First Solar, Inc.	*	25,500	3,517,980
			7,171,658
Energy Equipment & Services—3.2%
Halliburton Co.		971,100	17,654,598
National Oilwell Varco, Inc.	*	253,600	6,197,984
Schlumberger Ltd.		182,300	7,716,759
Transocean Ltd.	*†	192,300	9,086,175
Weatherford International Ltd.	*	516,800	5,591,776
			46,247,292
Food & Staples Retailing—5.0%
Costco Wholesale Corp.		47,000	2,467,500
CVS Caremark Corp.		764,100	21,960,234
Wal-Mart Stores, Inc.		826,450	46,330,787
			70,758,521
Food Products—2.3%
Archer-Daniels-Midland Co.	†	158,600	4,572,438
Bunge Ltd.	†	154,900	8,019,173
Corn Products International, Inc.		72,500	2,091,625
General Mills, Inc.		116,100	7,053,075
J.M. Smucker Co. (The)		44,000	1,907,840
Nestle SA ADR (Switzerland)		249,200	9,893,240
			33,537,391
Health Care Equipment & Supplies—3.2%
Alcon, Inc. (Switzerland)		40,800	3,638,952
Baxter International, Inc.		261,800	14,029,862

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint
Growth Fund

		Shares	Value
COMMON STOCKS—(Continued)
Covidien Ltd.		297,600	$10,785,024
Intuitive Surgical, Inc.	*†	23,200	2,946,168
Medtronic, Inc.		232,100	7,292,582
Zimmer Holdings, Inc.	*	185,500	7,497,910
			46,190,498
Health Care Providers & Services—1.2%
Aetna, Inc.		384,500	10,958,250
Express Scripts, Inc.	*†	110,800	6,091,784
			17,050,034
Hotels, Restaurants & Leisure—1.6%
International Game Technology		697,600	8,294,464
McDonald’s Corp.		122,600	7,624,494
Yum! Brands, Inc.		231,700	7,298,550
			23,217,508
Household Products—2.0%
Colgate-Palmolive Co.		60,100	4,119,254
Procter & Gamble Co.	†	384,900	23,794,518
			27,913,772
Industrial Conglomerates—2.2%
3M Co.		194,400	11,185,776
General Electric Co.		1,250,100	20,251,620
			31,437,396
Insurance—1.2%
Berkshire Hathaway, Inc., Class B	*	3,621	11,637,894
Fidelity National Financial, Inc., Class A	†	116,600	2,069,650
Willis Group Holdings Ltd. (United Kingdom)		135,500	3,371,240
			17,078,784
Internet & Catalog Retail—1.1%
Amazon.com, Inc.	*†	293,900	15,071,192
Internet Software & Services—2.9%
eBay, Inc.	*	556,600	7,770,136
Google, Inc., Class A	*	64,300	19,781,895
Yahoo! Inc.	*	1,108,800	13,527,360
			41,079,391
IT Services—3.3%
Automatic Data Processing, Inc.	†	604,000	23,761,360
Cognizant Technology Solutions Corp., Class A	*†	437,200	7,895,832
Mastercard, Inc., Class A	†	39,000	5,574,270
Visa, Inc., Class A		118,600	6,220,570
Western Union Co. (The)		241,000	3,455,940
			46,907,972
Life Sciences Tools & Services—1.5%
Illumina, Inc.	*†	175,800	4,579,590
Thermo Fisher Scientific, Inc.	*†	496,900	16,929,383
			21,508,973
Machinery—2.1%
Caterpillar, Inc.	†	327,300	14,620,491
Danaher Corp.		137,100	7,761,231
ITT Corp.		163,500	$7,519,365
			29,901,087
Media—1.3%
DIRECTV Group, Inc. (The)	*†	167,600	3,839,716
Walt Disney Co. (The)	†	663,800	15,061,622
			18,901,338
Metals & Mining—0.2%
Cliffs Natural Resources, Inc.		96,400	2,468,804
Multiline Retail—0.5%
Target Corp.		212,900	7,351,437
Oil, Gas & Consumable Fuels—4.7%
Anadarko Petroleum Corp.	†	150,000	5,782,500
Canadian Natural Resources Ltd. (Canada)		59,800	2,390,804
Chesapeake Energy Corp.	†	148,100	2,394,777
Devon Energy Corp.	†	101,900	6,695,849
Exxon Mobil Corp.		72,300	5,771,709
Hess Corp.		92,485	4,960,895
Occidental Petroleum Corp.		183,200	10,990,168
Southwestern Energy Co.	*†	176,400	5,110,308
Total SA ADR (France)		105,800	5,850,740
XTO Energy, Inc.	†	472,000	16,647,440
			66,595,190
Paper & Forest Products—0.2%
Weyerhaeuser Co.	†	117,330	3,591,471
Personal Products—0.5%
Avon Products, Inc.		306,600	7,367,598
Pharmaceuticals—6.1%
Abbott Laboratories		238,029	12,703,608
Allergan, Inc.		208,800	8,418,816
Bristol-Myers Squibb Co.	†	637,200	14,814,900
Elan Corp. plc ADR (Ireland)	*†	910,800	5,464,800
Johnson & Johnson		386,300	23,112,329
Novartis AG ADR (Switzerland)		136,100	6,772,336
Roche Holding AG ADR (Switzerland)		72,700	5,565,185
Wyeth		276,800	10,382,768
			87,234,742
Real Estate Investment Trusts (REIT)—0.1%
Annaly Capital Management, Inc. REIT	†	105,800	1,679,046
Road & Rail—0.2%
Union Pacific Corp.		72,800	3,479,840
Semiconductors & Semiconductor Equipment—0.8%
Applied Materials, Inc.		239,700	2,428,161
Intel Corp.		121,700	1,784,122
Texas Instruments, Inc.		463,800	7,198,176
			11,410,459
Software—4.5%
Activision Blizzard, Inc.	*†	316,200	2,731,968
Adobe Systems, Inc.	*	77,900	1,658,491
Autodesk, Inc.	*	324,300	6,372,495
Electronic Arts, Inc.	*†	338,200	5,424,728
Microsoft Corp.		1,767,500	34,360,200

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint
Growth Fund

		Shares	Value
COMMON STOCKS—(Continued)
Oracle Corp.	*	538,700	$9,551,151
Symantec Corp.	*	258,000	3,488,160
			63,587,193
Specialty Retail—1.7%
Gap, Inc. (The)		182,100	2,438,319
Home Depot, Inc.		273,600	6,298,272
Lowe’s Cos., Inc.		703,000	15,128,560
			23,865,151
Textiles, Apparel & Luxury Goods—0.9%
Nike, Inc., Class B		238,500	12,163,500
Tobacco—0.5%
Philip Morris International, Inc.		160,900	7,000,759
Wireless Telecommunication Services—0.2%
American Tower Corp., Class A	*†	90,800	2,662,256
TOTAL COMMON STOCKS
(Cost $1,657,788,449)			1,329,136,180

CASH EQUIVALENTS—22.5%
Institutional Money Market Funds—7.9%
AIM Short-Term Investments Trust Prime Assets Portfolio	††	6,899,930	6,899,930
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class		105,208,383	105,208,383
			112,108,313

Coupon Rate	Maturity Date		Face	Value
Certificates of Deposit—4.0%
Allied Irish Banks plc/New York
1.000%	01/20/2009	††	$5,500,000	5,500,000
Barclays Bank plc/New York
2.419%	02/26/2009	††	7,019,047	7,019,046
Bayerische Landesbank/New York
2.750%	01/12/2009	††	4,000,000	4,000,000
Caixa Geral de Depositos SA
1.300%	02/23/2009	††	1,496,649	1,496,649
Calyon/New York
4.615%	01/16/2009	††	4,029,018	4,029,018
Clydesdale Bank plc
0.900%	01/20/2009	††	1,500,000	1,500,000
Credit Industriel et Commercial
2.310%	03/18/2009	††	5,000,000	5,000,000
2.240%	03/17/2009	††	3,000,000	3,000,000
HSH Nordbank AG
1.850%	01/20/2009	††	5,000,222	5,000,222
Landesbank Hessen-Thueringen Girozentrale/New York
3.050%	01/02/2009	††	5,000,000	5,000,000
Nordeutsche Lendesbank/London
1.560%	02/23/2009	††	1,514,584	1,514,584
Norinchukin Bank/New York
1.650%	01/12/2009	††	4,500,000	4,500,000
Ulster Bank Ltd.
1.600%	02/23/2009	††	1,994,416	1,994,416

Coupon Rate	Maturity Date		Face	Value
Westpac Securities NZ Ltd.
2.250%	03/16/2009	††	$7,954,757	$7,954,757
				57,508,692
Commercial Paper—7.7%
Amsterdam Funding Corp.
0.050%	01/02/2009	††	9,999,972	9,999,972
Aspen Funding Corp.
0.100%	01/02/2009	††	9,999,944	9,999,944
Atlantic Asset Securitization Corp.
0.040%	01/02/2009	††	9,999,978	9,999,978
Edison Asset Securitization LLC
0.100%	01/02/2009	††	9,999,944	9,999,945
Gemini Securitization Corp. LLC
0.070%	01/02/2009	††	9,999,961	9,999,961
Gotham Funding Corp.
0.050%	01/02/2009	††	9,999,972	9,999,972
Newport Funding Corp.
0.100%	01/02/2009	††	9,999,944	9,999,945
Rheingold Securitisation Ltd.
0.150%	01/02/2009	††	9,999,917	9,999,917
Rhein-Main Securitisation Ltd.
0.150%	01/02/2009	††	9,999,917	9,999,917
Three Pillars Funding Corp.
0.120%	01/02/2009	††	9,999,933	9,999,933
Windmill Funding Corp.
0.030%	01/02/2009	††	9,999,983	9,999,983
				109,999,467
Medium Term Notes—1.3%
AT&T, Inc.
5.061%	04/27/2009	††	4,109,786	4,109,786
BBVA Senior Finance SA
4.620%	04/17/2009	#††	10,068,657	10,068,657
Royal Bank of Scotland Group plc
3.655%	01/30/2009	††	4,021,971	4,021,971
				18,200,414
Time Deposits—1.6%
Banco Popular Espanol SA
3.120%	01/05/2009	††	6,500,000	6,500,000
Bank of Nova Scotia (London)
0.800%	01/12/2009	††	2,000,000	2,000,000
Danske Bank A/S
2.000%	02/11/2009	††	4,000,000	4,000,000
Raiffeisen Zentralbank Oesterreich AG
1.750%	01/20/2009	††	11,000,000	11,000,000
				23,500,000
TOTAL CASH EQUIVALENTS
(Cost $321,316,886)				321,316,886
TOTAL INVESTMENTS—115.6%
(Cost $1,979,105,335)				1,650,453,066
Other assets less liabilities—(15.6%)				(222,778,480)
NET ASSETS—100.0%				$1,427,674,586

Notes to the Schedule of Investments:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of security on loan.
††	Represents reinvestment of collateral received in conjunction with securities lending.
#	Rate is subject to change. Rate shown reflects current rate.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint
Select Value Fund

		Shares	Value
COMMON STOCKS—95.9%
Aerospace & Defense—1.2%
Rockwell Collins, Inc.	†	66,400	$2,595,576
Airlines—0.6%
Continental Airlines, Inc., Class B	*†	75,200	1,358,112
Auto Components—1.1%
BorgWarner, Inc.	†	111,900	2,436,063
Automobiles—0.5%
Thor Industries, Inc.	†	80,200	1,057,036
Beverages—0.5%
Coca-Cola Enterprises, Inc.		86,200	1,036,986
Capital Markets—1.6%
Invesco Ltd.		126,470	1,826,227
State Street Corp.		43,200	1,699,056
			3,525,283
Chemicals—1.4%
Celanese Corp., Class A		46,600	579,238
International Flavors & Fragrances, Inc.		50,900	1,512,748
Terra Industries, Inc.		54,100	901,847
			2,993,833
Commercial Banks—2.0%
Bank of Hawaii Corp.	†	28,000	1,264,760
BB&T Corp.	†	9,800	269,108
Comerica, Inc.	†	125,200	2,485,220
Susquehanna Bancshares, Inc.	†	22,400	356,384
			4,375,472
Commercial Services & Supplies—2.9%
Cintas Corp.		68,300	1,586,609
Covanta Holding Corp.	*†	29,800	654,408
R.R. Donnelley & Sons Co.		208,100	2,825,998
Steelcase, Inc., Class A		254,600	1,430,852
			6,497,867
Communications Equipment—1.1%
Comtech Telecommunications Corp.	*†	26,000	1,191,320
Corning, Inc.		137,400	1,309,422
			2,500,742
Computers & Peripherals—0.3%
Seagate Technology (Cayman Islands)		168,100	744,683
Consumer Finance—0.4%
Student Loan Corp. (The)		21,353	875,473
Containers & Packaging—2.6%
AptarGroup, Inc.		43,600	1,536,464
Crown Holdings, Inc.	*	70,800	1,359,360
Sonoco Products Co.		120,300	2,786,148
			5,681,972
Diversified Financial Services—0.8%
NASDAQ OMX Group, Inc. (The)	*†	71,700	1,771,707
Diversified Telecommunication Services—1.4%
NTELOS Holdings Corp.	†	123,000	3,033,180
Electric Utilities—2.4%
American Electric Power Co., Inc.		26,700	$888,576
Northeast Utilities		77,200	1,857,432
NV Energy, Inc.		128,000	1,265,920
Pinnacle West Capital Corp.		39,800	1,278,774
			5,290,702
Electrical Equipment—2.6%
Acuity Brands, Inc.	†	65,800	2,297,078
Cooper Industries Ltd., Class A		25,800	754,134
Hubbell, Inc., Class B		44,900	1,467,332
Thomas & Betts Corp.	*†	50,400	1,210,608
			5,729,152
Electronic Equipment, Instruments & Components—3.9%
Arrow Electronics, Inc.	*	99,100	1,867,044
Avnet, Inc.	*	114,200	2,079,582
Flextronics International Ltd. (Singapore)	*	829,909	2,124,567
Ingram Micro, Inc., Class A	*	191,300	2,561,507
			8,632,700
Energy Equipment & Services—2.2%
Baker Hughes, Inc.		35,500	1,138,485
Nabors Industries Ltd. (Bermuda)	*	115,700	1,384,929
Noble Corp.		102,900	2,273,061
			4,796,475
Food & Staples Retailing—1.3%
Kroger Co. (The)		49,100	1,296,731
Ruddick Corp.	†	55,271	1,528,243
			2,824,974
Food Products—2.8%
Archer-Daniels-Midland Co.		34,600	997,518
Dean Foods Co.	*	57,200	1,027,884
Fresh Del Monte Produce, Inc. (Cayman Islands)	*	69,100	1,549,222
J.M. Smucker Co. (The)		15,700	680,752
Sara Lee Corp.		204,400	2,001,076
			6,256,452
Gas Utilities—1.4%
Energen Corp.		20,800	610,064
Questar Corp.		78,400	2,562,896
			3,172,960
Health Care Equipment & Supplies—1.0%
Beckman Coulter, Inc.		34,400	1,511,536
Hill-Rom Holdings, Inc.	†	36,300	597,498
			2,109,034
Health Care Providers & Services—3.3%
Cardinal Health, Inc.		36,600	1,261,602
Cigna Corp.		216,760	3,652,406
Healthspring, Inc.	*	25,200	503,244
Magellan Health Services, Inc.	*	13,400	524,744
Omnicare, Inc.	†	52,200	1,449,072
			7,391,068
Health Care Technology—1.0%
IMS Health, Inc.		146,100	2,214,876

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint
Select Value Fund

		Shares	Value
COMMON STOCKS—(Continued)
Hotels, Restaurants & Leisure—1.7%
Carnival Corp.		53,900	$1,310,848
Darden Restaurants, Inc.		87,644	2,469,808
			3,780,656
Household Durables—2.7%
Leggett & Platt, Inc.		95,300	1,447,607
Mohawk Industries, Inc.	*	42,800	1,839,116
Snap-On, Inc.		35,900	1,413,742
Tupperware Brands Corp.		55,500	1,259,850
			5,960,315
Independent Power Producers & Energy Traders—0.6%
NRG Energy, Inc.	*	54,400	1,269,152
Insurance—13.4%
Alleghany Corp.	*†	17,700	4,991,400
Allied World Assurance Co. Holdings Ltd. (Bermuda)		35,900	1,457,540
Allstate Corp. (The)		69,700	2,283,372
AON Corp.		29,200	1,333,856
Arch Capital Group Ltd. (Bermuda)	*	44,300	3,105,430
Brown & Brown, Inc.		79,800	1,667,820
Endurance Specialty Holdings Ltd. (Bermuda)		53,600	1,636,408
Fidelity National Financial, Inc., Class A		156,800	2,783,200
HCC Insurance Holdings, Inc.	†	67,900	1,816,325
Lincoln National Corp.		153,600	2,893,824
Marsh & McLennan Cos., Inc.		34,700	842,169
Progressive Corp. (The)		97,700	1,446,937
Unum Group		104,400	1,941,840
White Mountains Insurance Group Ltd.		5,100	1,362,261
			29,562,382
IT Services—3.0%
Computer Sciences Corp.	*	86,600	3,043,124
Hewitt Associates, Inc., Class A	*	38,200	1,084,116
Mastercard, Inc., Class A	†	5,950	850,434
SAIC, Inc.	*	83,200	1,620,736
			6,598,410
Leisure Equipment & Products—0.7%
Mattel, Inc.		100,800	1,612,800
Life Sciences Tools & Services—0.4%
Life Technologies Corp.	*	37,000	862,470
Machinery—2.2%
Dover Corp.		59,700	1,965,324
Eaton Corp.		42,700	2,122,617
SPX Corp.		21,500	871,825
			4,959,766
Marine—0.5%
Alexander & Baldwin, Inc.		39,600	992,376
Media—1.5%
Marvel Entertainment, Inc.	*†	56,200	1,728,150
Omnicom Group, Inc.		61,700	1,660,964
			3,389,114
Metals & Mining—0.2%
Reliance Steel & Aluminum Co.		27,000	$538,380
Multiline Retail—0.9%
Family Dollar Stores, Inc.		18,200	474,474
Kohl’s Corp.	*	40,200	1,455,240
			1,929,714
Multi-Utilities—3.5%
NSTAR		48,200	1,758,818
PG&E Corp.		55,000	2,129,050
SCANA Corp.		56,762	2,020,727
TECO Energy, Inc.		52,400	647,140
Xcel Energy, Inc.		58,900	1,092,595
			7,648,330
Oil, Gas & Consumable Fuels—2.7%
Cimarex Energy Co.		48,800	1,306,864
Noble Energy, Inc.		23,600	1,161,592
Valero Energy Corp.		87,000	1,882,680
Walter Industries, Inc.		37,700	660,127
Whiting Petroleum Corp.	*†	25,950	868,287
			5,879,550
Paper & Forest Products—0.3%
International Paper Co.		50,300	593,540
Professional Services—1.5%
Manpower, Inc.		66,400	2,256,936
Robert Half International, Inc.	†	54,200	1,128,444
			3,385,380
Real Estate Investment Trusts (REIT)—6.3%
Annaly Capital Management, Inc. REIT		94,000	1,491,780
Apartment Investment & Management Co., Class A REIT	†	53,257	615,118
Digital Realty Trust, Inc. REIT	†	70,100	2,302,785
Duke Realty Corp. REIT	†	271,505	2,975,695
Health Care REIT, Inc. REIT	†	39,500	1,666,900
National Retail Properties, Inc. REIT	†	106,200	1,825,578
Simon Property Group, Inc. REIT	†	58,000	3,081,540
			13,959,396
Road & Rail—2.2%
Con-way, Inc.	†	57,300	1,524,180
Kansas City Southern	*	38,400	731,520
Ryder System, Inc.		38,000	1,473,640
Werner Enterprises, Inc.	†	69,800	1,210,332
			4,939,672
Semiconductors & Semiconductor Equipment—3.3%
Analog Devices, Inc.		87,900	1,671,858
Lam Research Corp.	*	70,900	1,508,752
Microchip Technology, Inc.	†	99,600	1,945,188
National Semiconductor Corp.		106,000	1,067,420
Semtech Corp.	*	88,000	991,760
			7,184,978

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint
Select Value Fund

	Shares	Value
COMMON STOCKS—(Continued)
Software—1.1%
Check Point Software Technologies (Israel) *	77,200	$1,466,028
Solera Holdings, Inc. *	13,700	330,170
Sybase, Inc. *	26,700	661,359
		2,457,557
Specialty Retail—3.0%
Advance Auto Parts, Inc.	44,300	1,490,695
AutoZone, Inc. *†	14,400	2,008,368
Bed Bath & Beyond, Inc. *	20,600	523,652
Limited Brands, Inc. †	53,800	540,152
PetSmart, Inc.	52,500	968,625
Rent-A-Center, Inc. *	63,300	1,117,245
		6,648,737
Textiles, Apparel & Luxury Goods—1.5%
V.F. Corp.	45,200	2,475,604
Warnaco Group, Inc. (The) *	46,800	918,684
		3,394,288
Thrifts & Mortgage Finance—0.3%
New York Community Bancorp, Inc.	63,100	754,676
Tobacco—0.4%
Lorillard, Inc.	16,500	929,775
Trading Companies & Distributors—1.7%
GATX Corp. †	46,900	1,452,493
United Rentals, Inc. *†	258,266	2,355,386
		3,807,879
TOTAL COMMON STOCKS
(Cost $275,760,507)		211,941,671

CASH EQUIVALENTS—18.2%
Institutional Money Market Funds—9.1%
AIM Short-Term Investments Trust Prime Assets Portfolio ††	13,007,969	13,007,969
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class	7,014,260	7,014,260
		20,022,229

Coupon Rate	Maturity Date		Face	Value
Certificates of Deposit—5.9%
Allied Irish Banks plc/New York
1.000%	01/20/2009	††	$1,500,000	$1,500,000
Bayerische Landesbank/New York
2.750%	01/12/2009	††	1,500,000	1,500,000
Calyon/New York
4.615%	01/16/2009	††	251,814	251,814
Credit Industriel et Commercial
2.240%	03/17/2009	††	1,500,000	1,500,000
HSH Nordbank AG
1.850%	01/20/2009	††	1,500,067	1,500,066
Landesbank Hessen-Thueringen Girozentrale/New York
3.050%	01/02/2009	††	1,000,000	1,000,000
Natixis/New York
4.133%	01/02/2009	#††	2,495,492	2,495,492
Norinchukin Bank/New York
1.650%	01/12/2009	††	1,500,000	1,500,000
Ulster Bank Ltd.
1.600%	02/23/2009	††	249,302	249,302
Westpac Securities NZ Ltd.
2.250%	03/16/2009	††	1,491,517	1,491,517
				12,988,191
Medium Term Notes—1.1%
BBVA Senior Finance SA
4.620%	04/17/2009	#††	1,006,866	1,006,865
Royal Bank of Scotland Group plc
3.655%	01/30/2009	††	1,508,239	1,508,239
				2,515,104
Time Deposits—2.1%
Banco Popular Espanol SA
3.120%	01/05/2009	††	1,500,000	1,500,000
Danske Bank A/S
2.000%	02/11/2009	††	1,500,000	1,500,000
Raiffeisen Zentralbank Oesterreich AG
1.750%	01/20/2009	††	1,600,000	1,600,000
				4,600,000
TOTAL CASH EQUIVALENTS
(Cost $40,125,524)				40,125,524
TOTAL INVESTMENTS—114.1%
(Cost $315,886,031)				252,067,195
Other assets less liabilities—(14.1%)				(31,112,092)
NET ASSETS—100.0%				$220,955,103

Notes to the Schedule of Investments:
REIT	Real Estate Investment Trust
†	Denotes all or a portion of security on loan.
*	Non-income producing.
††	Represents reinvestment of collateral received in conjunction with securities lending.
#	Rate is subject to change. Rate shown reflects current rate.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint Aggressive
Opportunities Fund

		Shares	Value
COMMON STOCKS—94.9%
Aerospace & Defense—1.0%
L-3 Communications Holdings, Inc.		47,200	$3,482,416
Rockwell Collins, Inc.		74,800	2,923,932
			6,406,348
Air Freight & Logistics—2.2%
C.H. Robinson Worldwide, Inc.	†	52,200	2,872,566
Expeditors International of Washington, Inc.		94,300	3,137,361
FedEx Corp.	†	58,100	3,727,115
HUB Group, Inc., Class A	*†	87,600	2,324,028
UTi Worldwide, Inc. (Virgin Islands, British)		176,000	2,523,840
			14,584,910
Airlines—1.7%
Continental Airlines, Inc., Class B	*†	435,100	7,857,906
UAL Corp.	†	295,900	3,260,818
			11,118,724
Automobiles—0.3%
Harley-Davidson, Inc.		131,400	2,229,858
Beverages—0.4%
Heckmann Corp.	*	465,900	2,632,335
Biotechnology—1.9%
Alexion Pharmaceuticals, Inc.	*†	52,300	1,892,737
Alkermes, Inc.	*	311,149	3,313,737
Cephalon, Inc.	*†	32,800	2,526,912
deCODE genetics, Inc. (Iceland)	*	226,900	41,976
Incyte Corp. Ltd.	*†	333,400	1,263,586
Myriad Genetics, Inc.	*	27,300	1,808,898
Regeneron Pharmaceuticals, Inc.	*	62,200	1,141,992
Senomyx, Inc.	*†	178,823	498,916
			12,488,754
Capital Markets—2.1%
Fortress Investment Group LLC, Class A		304,100	304,100
GHL Acquisition Corp.	*	63,900	575,100
Greenhill & Co., Inc.	†	28,000	1,953,560
Invesco Ltd.		191,500	2,765,260
Liberty Acquisition Holdings Corp.	*	68,700	573,645
SEI Investments Co.		304,400	4,782,124
State Street Corp.		82,100	3,228,993
			14,182,782
Chemicals—1.5%
Ecolab, Inc.		118,800	4,175,820
Intrepid Potash, Inc.	*†	69,200	1,437,284
Nalco Holding Co.		258,700	2,985,398
Potash Corp. of Saskatchewan (Canada)		17,000	1,244,740
			9,843,242
Commercial Banks—0.2%
Signature Bank/New York	*	55,400	1,589,426
Commercial Services & Supplies—1.8%
Copart, Inc.	*	105,200	$2,860,388
Iron Mountain, Inc.	*†	100,800	2,492,784
Mobile Mini, Inc.	*†	163,700	2,360,554
Waste Connections, Inc.	*	133,450	4,213,016
			11,926,742
Communications Equipment—0.9%
Blue Coat Systems, Inc.	*†	162,900	1,368,360
Juniper Networks, Inc.	*	254,400	4,454,544
			5,822,904
Computers & Peripherals—2.8%
3PAR, Inc.	*	99,800	761,474
Dell, Inc.	*	842,000	8,622,080
Lenovo Group Ltd.		7,401,100	2,033,149
NetApp, Inc.	*	159,700	2,231,009
Palm, Inc.	*†	226,900	696,583
Sun Microsystems, Inc.	*†	1,232,000	4,706,240
			19,050,535
Construction & Engineering—1.4%
Quanta Services, Inc.	*	320,000	6,336,000
URS Corp.	*	69,700	2,841,669
			9,177,669
Construction Materials—1.3%
Cemex SAB de CV ADR (Mexico)	*†	693,520	6,338,773
Martin Marietta Materials, Inc.	†	21,700	2,106,636
			8,445,409
Consumer Finance—0.5%
SLM Corp.	*†	398,100	3,543,090
Containers & Packaging—0.3%
Pactiv Corp.	*	79,800	1,985,424
Distributors—0.3%
LKQ Corp.	*†	185,800	2,166,428
Diversified Consumer Services—3.6%
Apollo Group, Inc., Class A	*	73,000	5,593,260
Capella Education Co.	*†	75,681	4,447,016
Career Education Corp.	*	337,200	6,049,368
K12, Inc.	*†	89,534	1,678,762
Strayer Education, Inc.	†	12,000	2,572,920
Universal Technical Institute, Inc.	*†	233,700	4,012,629
			24,353,955
Diversified Financial Services—0.2%
MSCI, Inc., Class A	*	71,400	1,268,064
Electrical Equipment—0.9%
Roper Industries, Inc.		131,800	5,721,438
Electronic Equipment, Instruments & Components—0.3%
Amphenol Corp., Class A		73,000	1,750,540
Energy Equipment & Services—2.0%
Cameron International Corp.	*	120,800	2,476,400
Complete Production Services, Inc.	*	163,800	1,334,970
Exterran Holdings, Inc.	*†	155,900	3,320,670

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Aggressive
Opportunities Fund

		Shares	Value
COMMON STOCKS—(Continued)
FMC Technologies, Inc.	*	127,400	$3,035,942
Helix Energy Solutions Group, Inc.	*†	363,000	2,628,120
Smith International, Inc.		25,556	584,977
Transocean Ltd.	*	1,500	70,875
			13,451,954
Food & Staples Retailing—1.3%
Pantry, Inc. (The)	*	79,200	1,698,840
Walgreen Co.		278,000	6,858,260
			8,557,100
Food Products—0.2%
Marine Harvest (Norway)	*†	9,840,100	1,507,657
Health Care Equipment & Supplies—3.6%
Advanced Medical Optics, Inc.	*†	383,300	2,533,613
Arthrocare Corp.	*†	42,400	202,248
Conceptus, Inc.	*†	122,500	1,864,450
Edwards Lifesciences Corp.	*	53,600	2,945,320
Immucor, Inc.	*†	100,287	2,665,628
Mindray Medical International Ltd. ADR (China)	†	87,350	1,572,300
Resmed, Inc.	*	181,700	6,810,116
Stereotaxis, Inc.	*†	90,100	396,440
Varian Medical Systems, Inc.	*	57,000	1,997,280
Zimmer Holdings, Inc.	*	73,800	2,982,996
			23,970,391
Health Care Providers & Services—5.2%
AMERIGROUP Corp.	*†	148,900	4,395,528
Centene Corp.	*	75,200	1,482,192
Coventry Health Care, Inc.	*	157,650	2,345,832
DaVita, Inc.	*	224,000	11,103,680
Express Scripts, Inc.	*	43,700	2,402,626
Healthways, Inc.	*†	66,400	762,272
Henry Schein, Inc.	*	93,000	3,412,170
Humana, Inc.	*	79,500	2,963,760
Laboratory Corp. of America Holdings	*†	32,600	2,099,766
WellPoint, Inc.	*	92,300	3,888,599
			34,856,425
Hotels, Restaurants & Leisure—3.4%
Chipotle Mexican Grill, Inc., Class B	*	24,100	1,380,689
International Game Technology		377,300	4,486,097
Marriott International, Inc., Class A	†	417,000	8,110,650
P.F. Chang’s China Bistro, Inc.	*	117,000	2,449,980
Panera Bread Co., Class A	*†	65,200	3,406,048
WMS Industries, Inc.	*†	103,200	2,776,080
			22,609,544
Household Durables—0.9%
Lennar Corp., Class A		697,600	6,048,192
Household Products—0.4%
Energizer Holdings, Inc.	*†	48,800	2,642,032
Independent Power Producers & Energy Traders—0.9%
Calpine Corp.	*	376,200	$2,738,736
Reliant Energy, Inc.	*	624,000	3,606,720
			6,345,456
Insurance—7.0%
AON Corp.		87,200	3,983,296
Assured Guaranty Ltd. (Bermuda)	†	745,700	8,500,980
eHealth, Inc.	*	41,100	545,808
Fairfax Financial Holdings Ltd. (Canada)	†	47,000	14,730,270
Genworth Financial, Inc., Class A		346,200	979,746
Markel Corp.	*	5,300	1,584,700
Nipponkoa Insurance Co. Ltd. (Japan)		1,260,000	9,802,554
Prudential Financial, Inc.		28,900	874,514
RenaissanceRe Holdings Ltd. (Bermuda)		92,700	4,779,612
Syncora Holdings Ltd. (Bermuda)	*†	626,661	106,532
XL Capital Ltd., Class A (Bermuda)		285,900	1,057,830
			46,945,842
Internet & Catalog Retail—0.7%
Expedia, Inc.	*	302,932	2,496,160
Liberty Media Corp.— Interactive, Series A	*	671,275	2,094,378
			4,590,538
Internet Software & Services—3.2%
Ariba, Inc.	*†	58,400	421,064
Digital River, Inc.	*†	46,000	1,140,800
eBay, Inc.	*	704,700	9,837,612
MercadoLibre, Inc. (Argentina)	*†	166,700	2,735,547
Omniture, Inc.	*†	204,700	2,178,008
Rackspace Hosting, Inc.	*†	160,800	865,104
SkillSoft plc ADR	*†	152,800	1,090,992
VeriSign, Inc.	*	154,800	2,953,584
			21,222,711
IT Services—5.0%
Alliance Data Systems Corp.	*†	88,600	4,122,558
DST Systems, Inc.	*†	39,500	1,500,210
Global Payments, Inc.	†	239,500	7,853,205
Heartland Payment Systems, Inc.	†	178,348	3,121,090
NeuStar, Inc., Class A	*†	434,600	8,313,898
Paychex, Inc.		151,100	3,970,908
RightNow Technologies, Inc.	*†	303,000	2,342,190
SAIC, Inc.	*	49,200	958,416
Total System Services, Inc.		110,800	1,551,200
			33,733,675
Leisure Equipment & Products—0.4%
Pool Corp.	†	134,400	2,415,168
Life Sciences Tools & Services—0.9%
Affymetrix, Inc.	*†	569,300	1,702,207
Exelixis, Inc.	*†	276,600	1,388,532
Illumina, Inc.	*†	107,100	2,789,955
			5,880,694

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Aggressive
Opportunities Fund

		Shares	Value
COMMON STOCKS—(Continued)
Machinery—3.2%
Actuant Corp., Class A	†	273,700	$5,205,774
Colfax Corp.	*†	78,700	817,693
Harsco Corp.	†	77,100	2,134,128
Ingersoll-Rand Co. Ltd., Class A (Bermuda)	†	379,000	6,575,650
ITT Corp.		55,400	2,547,846
PACCAR, Inc.	†	90,200	2,579,720
Parker Hannifin Corp.		43,200	1,837,728
			21,698,539
Media—6.3%
DIRECTV Group, Inc. (The)	*†	285,000	6,529,350
Discovery Communications, Inc., Series C	*	316,200	4,233,918
Liberty Media Corp.— Entertainment, Series A	*	794,820	13,893,454
National CineMedia, Inc.	†	183,100	1,856,634
Virgin Media, Inc.	†	385,400	1,923,146
Walt Disney Co. (The)		615,000	13,954,350
			42,390,852
Oil, Gas & Consumable Fuels—3.6%
Bill Barrett Corp.	*	52,100	1,100,873
Chesapeake Energy Corp.	†	546,000	8,828,820
Cimarex Energy Co.		57,300	1,534,494
Denbury Resources, Inc.	*	251,600	2,747,472
Encore Acquisition Co.	*	67,799	1,730,230
Forest Oil Corp.	*	124,400	2,051,356
Range Resources Corp.		94,600	3,253,294
Ultra Petroleum Corp.	*†	81,400	2,809,114
			24,055,653
Personal Products—0.4%
Herbalife Ltd. (Cayman Islands)		117,300	2,543,064
Pharmaceuticals—1.2%
Shire plc ADR (United Kingdom)	†	153,700	6,882,686
XenoPort, Inc.	*†	41,269	1,035,027
			7,917,713
Professional Services—3.6%
Administaff, Inc.	†	107,219	2,324,508
Advisory Board Co. (The)	*†	69,000	1,538,700
Corporate Executive Board Co. (The)		285,200	6,291,512
Dun & Bradstreet Corp.		40,500	3,126,600
Huron Consulting Group, Inc.	*†	64,700	3,705,369
Korn/Ferry International	*†	291,200	3,325,504
Resources Connection, Inc.	*†	160,000	2,620,800
School Specialty, Inc.	*†	45,009	860,572
			23,793,565
Real Estate Investment Trusts (REIT)—1.7%
CapitalSource, Inc. REIT	†	254,900	1,177,638
Chimera Investment Corp. REIT	†	365,300	1,260,285
Hatteras Financial Corp. REIT	†	330,775	8,798,615
Thornburg Mortgage, Inc.	*	489,000	75,795
			11,312,333
Real Estate Management & Development—0.4%
Jones Lang LaSalle, Inc.	†	39,700	$1,099,690
St. Joe Co. (The)	*†	63,400	1,541,888
			2,641,578
Semiconductors & Semiconductor Equipment—3.9%
Analog Devices, Inc.	†	235,600	4,481,112
ASML Holding NV (NY Reg Shares) (Netherlands)	†	105,600	1,908,192
Broadcom Corp., Class A	*	141,400	2,399,558
Cavium Networks, Inc.	*	39,700	417,247
Cymer, Inc.	*†	24,699	541,155
FEI Co.	*†	146,400	2,761,104
Intersil Corp., Class A		251,900	2,314,961
Marvell Technology Group Ltd. (Bermuda)	*	416,900	2,780,723
National Semiconductor Corp.		285,500	2,874,985
PMC-Sierra, Inc.	*	363,700	1,767,582
Semtech Corp.	*	147,200	1,658,944
Silicon Laboratories, Inc.	*†	81,000	2,007,180
			25,912,743
Software—4.9%
Amdocs Ltd. (Guernsey, Channel Islands)	*	334,500	6,118,005
Blackboard, Inc.	*†	76,400	2,003,972
Bottomline Technologies, Inc.	*†	78,200	555,220
CA, Inc.		194,700	3,607,791
Electronic Arts, Inc.	*	158,600	2,543,944
Factset Research Systems, Inc.	†	118,615	5,247,528
Jack Henry & Associates, Inc.		68,700	1,333,467
Macrovision Solutions Corp.	*	94,400	1,194,160
Red Hat, Inc.	*	405,100	5,355,422
Take-Two Interactive Software, Inc.	*	333,000	2,517,480
Taleo Corp., Class A	*	176,800	1,384,344
Wind River Systems, Inc.	*	117,500	1,061,025
			32,922,358
Specialty Retail—1.4%
A.C. Moore Arts & Crafts, Inc.	*	93,200	130,480
AnnTaylor Stores Corp.	*	191,600	1,105,532
Christopher & Banks Corp.	†	142,600	798,560
O’Reilly Automotive, Inc.	*†	127,900	3,931,646
Tiffany & Co.	†	101,300	2,393,719
Zumiez, Inc.	*†	147,400	1,098,130
			9,458,067
Textiles, Apparel & Luxury Goods—0.1%
Iconix Brand Group, Inc.	*†	74,500	728,610
Trading Companies & Distributors—0.7%
Fastenal Co.	†	68,100	2,373,285
Interline Brands, Inc.	*†	223,000	2,370,490
			4,743,775
Wireless Telecommunication Services—2.8%
American Tower Corp., Class A	*	284,500	8,341,540
NII Holdings, Inc.	*	275,245	5,003,954

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Aggressive
Opportunities Fund

	Shares	Value
COMMON STOCKS—(Continued)
SBA Communications Corp., Class A *†	331,200	$5,405,184
		18,750,678
TOTAL COMMON STOCKS
(Cost $866,816,563)		633,935,484

CONVERTIBLE PREFERRED STOCKS—0.3%
Automobiles—0.3%
General Motors Corp., Series B
(Cost $6,711,690)	547,000	2,051,250

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—0.0%
Capital Markets—0.0%
Downey Financial Corp.
6.500%	07/01/2014	▲
(Cost $3,130,390)			$4,409,000	20,775

		Shares	Value
CASH EQUIVALENTS—26.7%
Institutional Money Market Funds—9.7%
AIM Short-Term Investments Trust Prime Assets Portfolio	††	33,697,191	33,697,191
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class		31,095,414	31,095,414
			64,792,605

Coupon Rate	Maturity Date		Face	Value
Certificates of Deposit—11.0%
Allied Irish Banks plc/New York
1.000%	01/20/2009	††	$7,250,000	7,250,000
Barclays Bank plc/New York
2.419%	02/26/2009	††	7,019,047	7,019,047
Bayerische Landesbank/New York
2.750%	01/12/2009	††	4,750,000	4,750,000
Calyon/New York
4.615%	01/16/2009	††	5,036,272	5,036,272
Clydesdale Bank plc
0.900%	01/20/2009	††	4,600,000	4,600,000
Credit Industriel et Commercial
2.310%	03/18/2009	††	1,000,000	1,000,000
2.240%	03/17/2009	††	6,250,000	6,250,000
HSH Nordbank AG
1.850%	01/20/2009	††	8,000,355	8,000,355
Landesbank Hessen-Thueringen Girozentrale/New York
3.050%	01/02/2009	††	$6,000,000	$6,000,000
Natixis/New York
4.133%	01/02/2009	#††	9,091,971	9,091,971
Norinchukin Bank/New York
1.650%	01/12/2009	††	7,500,000	7,500,000
Ulster Bank Ltd.
1.600%	02/23/2009	††	997,208	997,208
Westpac Securities NZ Ltd.
2.250%	03/16/2009	††	5,966,068	5,966,068
				73,460,921
Medium Term Notes—2.8%
AT&T, Inc.
4.973%	04/27/2009	††	2,054,893	2,054,893
BBVA Senior Finance SA
4.620%	04/17/2009	#††	7,048,060	7,048,060
Royal Bank of Scotland Group plc
3.655%	01/30/2009	††	7,038,448	7,038,448
Toyota Motor Credit Corp.
0.590%	08/05/2009	#††	2,943,914	2,943,914
				19,085,315
Time Deposits—3.2%
Banco Popular Espanol SA
3.120%	01/05/2009	††	6,000,000	6,000,000
Danske Bank A/S
2.000%	02/11/2009	††	7,200,000	7,200,000
Raiffeisen Zentralbank Oesterreich AG
1.750%	01/20/2009	††	8,000,000	8,000,000
				21,200,000
TOTAL CASH EQUIVALENTS
(Cost $178,538,841)				178,538,841
TOTAL INVESTMENTS—121.9%
(Cost $1,055,197,484)				814,546,350
Other assets less liabilities—(21.9%)				(146,143,595)
NET ASSETS—100.0%				$668,402,755

Notes to the Schedule of Investments:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
†	Denotes all or a portion of security on loan.
*	Non-income producing.
▲	Security in default.
††	Represents reinvestment of collateral received in conjunction with securities lending.
#	Rate is subject to change. Rate shown reflects current rate.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint
Discovery Fund

		Shares	Value
COMMON STOCKS—43.4%
Aerospace & Defense—0.6%
Allen-Vanguard Corp. (Canada)	*	309,200	$55,102
Cubic Corp.	†	25,000	680,000
			735,102
Biotechnology—2.4%
Arena Pharmaceuticals, Inc.	*†	156,800	653,856
CV Therapeutics, Inc.	*†	72,000	663,120
Human Genome Sciences, Inc.	*†	223,100	472,972
Incyte Corp. Ltd.	*†	177,400	672,346
Rigel Pharmaceuticals, Inc.	*†	77,400	619,200
			3,081,494
Building Products—0.4%
Ameron International Corp.		8,000	503,360
Capital Markets—1.3%
Evercore Partners, Inc., Class A	†	30,026	375,025
Gluskin Sheff + Associates, Inc. (Canada)		34,700	206,598
Highbury Financial, Inc.	*	14,800	28,860
Uranium Participation Corp. (Canada)	*	90,500	524,892
Waddell & Reed Financial, Inc., Class A		36,000	556,560
			1,691,935
Commercial Services & Supplies—0.4%
GeoEye, Inc.	*†	25,500	490,365
Communications Equipment—2.6%
Arris Group, Inc.	*†	86,000	683,700
Harris Stratex Networks, Inc., Class A	*	101,965	526,140
NETGEAR, Inc.	*	40,000	456,400
Parkervision, Inc.	*†	86,713	214,181
SeaChange International, Inc.	*	54,400	392,224
Sierra Wireless, Inc. (Canada)	*	100,500	585,915
Tellabs, Inc.	*	99,500	409,940
			3,268,500
Computers & Peripherals—1.1%
Imation Corp.		49,900	677,143
Novatel Wireless, Inc.	*	152,900	709,456
			1,386,599
Construction & Engineering—0.9%
EMCOR Group, Inc.	*	20,000	448,600
Orion Marine Group, Inc.	*†α	78,500	758,310
			1,206,910
Consumer Finance—1.3%
Dollar Financial Corp.	*†	85,200	877,560
World Acceptance Corp.	*†	36,150	714,324
			1,591,884
Containers & Packaging—0.4%
AptarGroup, Inc.		13,500	475,740
Diversified Consumer Services—0.6%
Regis Corp.		55,900	812,227
Diversified Telecommunication Services—0.9%
Fairpoint Communications, Inc.	†	213,309	$699,654
General Communication, Inc., Class A	*	55,000	444,950
			1,144,604
Electronic Equipment, Instruments & Components—2.1%
National Instruments Corp.		19,500	475,020
OSI Systems, Inc.	*†	43,000	595,550
Park Electrochemical Corp.	†	25,600	485,376
Rofin-Sinar Technologies, Inc.	*	7,300	150,234
TTM Technologies, Inc.	*	101,100	526,731
Zygo Corp.	*	58,300	402,853
			2,635,764
Energy Equipment & Services—0.8%
Atwood Oceanics, Inc.	*	32,000	488,960
Hercules Offshore, Inc.	*†	110,100	522,975
			1,011,935
Food Products—2.1%
Asiatic Development BHD (Malaysia)		548,500	563,910
Cosan SA Industria e Comercio (Brazil)	*	77,300	372,578
Flowers Foods, Inc.		18,000	438,480
Lance, Inc.		31,600	724,904
Viterra, Inc. (Canada)	*	75,000	577,157
			2,677,029
Health Care Equipment & Supplies—0.4%
Quidel Corp.	*	38,000	496,660
Health Care Providers & Services—3.5%
Amsurg Corp.	*	22,900	534,486
Centene Corp.	*	35,000	689,850
Landauer, Inc.		8,000	586,400
LHC Group, Inc.	*	14,500	522,000
Mednax, Inc.	*	20,000	634,000
Odyssey HealthCare, Inc.	*	63,200	584,600
Profarma Distribuidora de Produtos Farmaceuticos SA (Brazil)		56,700	128,864
Res-Care, Inc.	*	47,000	705,940
			4,386,140
Hotels, Restaurants & Leisure—0.1%
Thunderbird Resorts, Inc. (Panama)	*	71,700	107,550
Independent Power Producers & Energy Traders—0.1%
Energy Development Corp. (Philippines)		2,015,000	83,991
Industrial Conglomerates—0.4%
Carlisle Cos., Inc.		25,000	517,500
Insurance—0.6%
Platinum Underwriters Holdings Ltd. (Bermuda)		22,500	811,800
Internet & Catalog Retail—0.5%
Shutterfly, Inc.	*	87,300	610,227

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint
Discovery Fund

		Shares	Value
COMMON STOCKS—(Continued)
Internet Software & Services—0.9%
Akamai Technologies, Inc.	*	30,000	$452,700
Knot, Inc. (The)	*†	83,600	695,552
			1,148,252
IT Services—0.9%
MAXIMUS, Inc.		16,000	561,760
SRA International, Inc., Class A	*	32,000	552,000
			1,113,760
Machinery—1.6%
CIRCOR International, Inc.		9,043	248,682
Crane Co.		36,500	629,260
Dynamic Materials Corp.	†	28,000	540,680
Force Protection, Inc.	*†	108,900	651,222
			2,069,844
Metals & Mining—1.8%
AMCOL International Corp.	†	19,500	408,525
Carpenter Technology Corp.		25,900	531,986
Universal Stainless & Alloy Products, Inc.	*†	37,500	543,375
Western Goldfields, Inc. (Canada)	*†	512,700	794,685
			2,278,571
Multiline Retail—0.4%
Retail Ventures, Inc.	*†	153,485	532,593
Office Electronics—0.4%
Zebra Technologies Corp., Class A	*	24,500	496,370
Oil, Gas & Consumable Fuels—2.1%
ATP Oil & Gas Corp.	*†	76,000	444,600
BPZ Resources, Inc.	*†	88,800	568,320
Cimarex Energy Co.		18,000	482,040
Infinity Bio-Energy Ltd. (United Kingdom)	*‡	146,765	19,079
Nova Biosource Fuels, Inc.	*	401,150	40,115
Oilsands Quest, Inc. (Canada)	*†	160,800	117,384
Swift Energy Co.	*†	26,000	437,060
W&T Offshore, Inc.		36,000	515,520
			2,624,118
Personal Products—0.5%
NBTY, Inc.	*	39,000	610,350
Pharmaceuticals—0.5%
Medicines Co. (The)	*	39,800	586,254
Professional Services—0.5%
CRA International, Inc.	*	19,900	535,907
Duff & Phelps Corp., Class A	*	7,400	141,488
			677,395
Real Estate Investment Trusts (REIT)—3.0%
Anworth Mortgage Asset Corp. REIT		114,200	734,306
Capstead Mortgage Corp. REIT		74,400	801,288
Dundee Real Estate Investment Trust REIT (Canada)		7,100	72,467
Hatteras Financial Corp. REIT		37,000	984,200
Investors Real Estate Trust REIT	†	48,700	$521,577
MFA Financial, Inc. REIT		124,200	731,538
			3,845,376
Real Estate Management & Development—0.6%
Brasil Brokers Participacoes SA (Brazil)	*	171,900	121,627
General Shopping Brasil SA (Brazil)	*	37,500	36,503
Grubb & Ellis Co.	†	486,500	603,260
			761,390
Semiconductors & Semiconductor Equipment—0.7%
Asyst Technologies, Inc.	*	237,500	59,375
DSP Group, Inc.	*	90,800	728,216
MIPS Technologies, Inc.	*	63,777	70,792
			858,383
Software—0.5%
JDA Software Group, Inc.	*	47,300	621,049
Specialty Retail—2.9%
Cato Corp. (The), Class A		46,300	699,130
Dress Barn, Inc.	*	48,500	520,890
DSW, Inc., Class A	*†	46,900	584,374
Dufry South America Ltd. BDR (Bermuda)		53,600	378,786
Eddie Bauer Holdings, Inc.	*	274,037	139,759
Monro Muffler, Inc.		18,000	459,000
Office Depot, Inc.	*	58,700	174,926
OfficeMax, Inc.	†	90,010	687,676
			3,644,541
Trading Companies & Distributors—2.3%
Applied Industrial Technologies, Inc.		28,500	539,220
H&E Equipment Services, Inc.	*†	78,000	601,380
RSC Holdings, Inc.	*†	64,500	549,540
TAL International Group, Inc.	†	43,453	612,687
Textainer Group Holdings Ltd. (Bermuda)	†	60,300	639,180
			2,942,007
Water Utilities—0.3%
Companhia de Saneamento de Minas Gerais-Copasa MG (Brazil)		41,500	334,741
TOTAL COMMON STOCKS
(Cost $77,219,523)			54,872,310

Coupon Rate	Maturity Date	Face	Value
CORPORATE OBLIGATIONS—16.6%
Banks—1.0%
Bank of America Corp.
4.375%	12/01/2010	$430,000	431,088
Citigroup, Inc.
4.125%	02/22/2010	430,000	423,848
JPMorgan Chase & Co.
6.750%	02/01/2011	430,000	441,036
			1,295,972

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint
Discovery Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Beverages—0.2%
Bottling Group LLC
6.950%	03/15/2014		$250,000	$271,748
Biotechnology—0.5%
Amgen, Inc.
4.000%	11/18/2009		690,000	689,576
Chemicals—0.1%
Nalco Co.
7.750%	11/15/2011		105,000	101,325
Commercial Banks—1.5%
Bank of America NA
1.700%	12/23/2010		600,000	602,069
Toronto-Dominion Bank MTN (Canada)
4.288%	09/10/2010	#	EUR 300,000	411,385
US Bancorp MTN
3.106%	05/06/2010	#	400,000	392,195
Wells Fargo & Co.
5.300%	08/26/2011		430,000	436,326
				1,841,975
Communications Equipment—0.3%
Cisco Systems, Inc.
5.250%	02/22/2011		400,000	415,462
Computers & Peripherals—0.3%
International Business Machines Corp.
4.950%	03/22/2011		400,000	414,697
Consumer Finance—0.3%
John Deere Capital Corp. MTN
5.203%	01/18/2011	#	430,000	398,392
Containers & Packaging—0.2%
Rock-Tenn Co.
8.200%	08/15/2011		200,000	191,000
Diversified Financial Services—1.5%
BP Capital Markets plc (United Kingdom)
5.250%	11/07/2013		250,000	261,262
General Electric Capital Corp., Series A MTN
4.250%	09/13/2010		100,000	100,393
National Rural Utilities Cooperative Finance Corp.
5.750%	08/28/2009		450,000	452,973
Private Export Funding Corp., Series I
7.200%	01/15/2010		650,000	693,390
Unilever Capital Corp.
7.125%	11/01/2010		410,000	438,657
				1,946,675
Diversified Telecommunication Services—1.6%
BellSouth Corp.
4.200%	09/15/2009		950,000	953,888
Deutsche Telekom International Finance BV (Netherlands)
5.375%	03/23/2011		400,000	395,890
Qwest Capital Funding, Inc.
7.250%	02/15/2011		95,000	80,275
Sprint Capital Corp.
8.375%	03/15/2012		210,000	168,110
Verizon Global Funding Corp.
7.250%	12/01/2010		$400,000	$419,531
				2,017,694
Electric Utilities—1.1%
American Electric Power Co., Inc., Series C
5.375%	03/15/2010		400,000	397,177
Duke Energy Corp.
6.250%	01/15/2012		400,000	414,755
Exelon Corp.
6.750%	05/01/2011		260,000	253,885
Exelon Generation Co. LLC
6.950%	06/15/2011		155,000	150,541
Mirant Americas Generation LLC
8.300%	05/01/2011	†	205,000	199,875
				1,416,233
Food Products—0.7%
Campbell Soup Co.
6.750%	02/15/2011		485,000	512,464
Kellogg Co., Series B
6.600%	04/01/2011		400,000	418,857
				931,321
Health Care Equipment & Supplies—0.2%
Boston Scientific Corp.
6.000%	06/15/2011		205,000	195,775
Health Care Providers & Services—0.4%
UnitedHealth Group, Inc.
5.250%	03/15/2011		300,000	282,221
US Oncology, Inc.
9.000%	08/15/2012		210,000	192,150
				474,371
Insurance—0.3%
Berkshire Hathaway Finance Corp.
4.200%	12/15/2010		400,000	405,938
Machinery—0.4%
Bombardier, Inc. (Canada)
6.750%	05/01/2012	ˆ	210,000	187,425
Ingersoll-Rand Global Holding Co. Ltd. (Bermuda)
3.675%	08/13/2010	#	300,000	277,935
				465,360
Media—0.9%
Comcast Corp.
5.450%	11/15/2010		720,000	711,971
Echostar DBS Corp.
6.375%	10/01/2011		215,000	200,487
Lamar Media Corp.
7.250%	01/01/2013	†	220,000	176,550
				1,089,008
Metals & Mining—0.1%
Steel Dynamics, Inc.
7.375%	11/01/2012		210,000	154,350
Multiline Retail—0.5%
Costco Wholesale Corp.
5.300%	03/15/2012		300,000	313,327
Wal-Mart Stores, Inc.
6.875%	08/10/2009		250,000	257,528
				570,855

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint
Discovery Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Multi-National—1.3%
European Investment Bank MTN (Supranational)
4.750%	04/15/2011	EUR 830,000		$1,205,300
International Bank for Reconstruction & Development (Supranational)
3.125%	11/15/2011		$400,000	411,961
				1,617,261
Oil, Gas & Consumable Fuels—1.0%
ConocoPhillips
8.750%	05/25/2010		400,000	421,712
Dynegy Holdings, Inc.
6.875%	04/01/2011		210,000	184,800
Shell International Finance BV (Netherlands)
5.625%	06/27/2011		600,000	637,855
				1,244,367
Paper & Forest Products—0.1%
Georgia-Pacific LLC
8.125%	05/15/2011		175,000	165,375
Personal Products—0.4%
Procter & Gamble Co. MTN
2.366%	03/09/2010	#	470,000	469,043
Pharmaceuticals—0.9%
Abbott Laboratories
5.600%	05/15/2011		400,000	422,573
American Home Products Corp.
6.950%	03/15/2011		700,000	729,339
				1,151,912
Software—0.4%
Oracle Corp.
5.000%	01/15/2011		510,000	524,010
Wireless Telecommunication Services—0.4%
Vodafone Group plc (United Kingdom)
7.750%	02/15/2010		500,000	511,143
TOTAL CORPORATE OBLIGATIONS
(Cost $21,327,515)				20,970,838

U.S. GOVERNMENT AGENCY OBLIGATIONS—11.4%
U.S. Government Agency Obligations—11.4%
Federal Home Loan Bank
5.375%	08/19/2011		3,000,000	3,298,569
Federal Home Loan Bank Discount Notes
0.350%	01/14/2009	†	2,600,000	2,600,021
Federal Home Loan Mortgage Corp.
5.000%	07/15/2014	†	1,760,000	1,985,207
4.625%	10/25/2012	†	3,000,000	3,247,659
4.125%	09/27/2013		350,000	377,542
2.875%	06/28/2010		1,010,000	1,037,077
Federal National Mortgage Association
3.250%	02/10/2010	†	1,490,000	1,528,747
2.875%	12/11/2013	†	350,000	358,908
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $14,260,116)				14,433,730

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES—8.9%
U.S. Government Agency Mortgage-Backed Securities—8.9%
Federal Home Loan Mortgage Corp.
6.000%	11/01/2022		$582,196	$603,841
Federal Home Loan Mortgage Corp. REMICS
5.000%	06/15/2024		644,043	649,677
Federal National Mortgage Association REMICS
4.125%	12/25/2025		1,132,551	1,133,288
Government National Mortgage Association
6.500%	10/20/2037- 07/20/2038		5,101,320	5,306,816
6.000%	07/20/2038		2,320,782	2,392,929
4.500%	08/20/2035		1,070,854	1,085,208
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $11,089,210)				11,171,759

U.S. TREASURY OBLIGATIONS—3.1%
U.S. Treasury Notes—3.1%
U.S. Treasury Note
1.750%	11/15/2011	†	1,400,000	1,432,372
1.250%	11/30/2010	†	1,000,000	1,011,053
0.875%	12/31/2010		1,500,000	1,503,752

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $3,920,435)				3,947,177

MUNICIPAL OBLIGATIONS—2.1%
City of New York, NY, General Obligation, Series 2000-A (New York)
6.500%	05/15/2011		1,600,000	1,733,504
State of North Carolina, General Obligation, Series 2004 (North Carolina)
5.000%	03/01/2010		900,000	940,194
TOTAL MUNICIPAL OBLIGATIONS
(Cost $2,614,132)				2,673,698

SOVEREIGN DEBT OBLIGATIONS—0.7%
Government Issued—0.7%
Caisse d’Amortissement de la Dette Sociale MTN (France)
4.250%	11/08/2010		400,000	417,751
Export Development Canada (Canada)
3.750%	07/15/2011	†	475,000	499,460
TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $881,813)				917,211

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES—2.1%
Mortgage Backed—2.1%
Harborview Mortgage Loan Trust
Series 2005-14, Class 3A1A
5.303%	12/19/2035	#	1,519,114	1,273,448
Thornburg Mortgage Securities Trust
Series 2004-1, Class II2A
3.356%	03/25/2044	#	1,473,976	981,296

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint
Discovery Fund

Coupon Rate	Maturity Date		Face	Value
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES—(Continued)
WaMu Mortgage Pass Through Certificates
Series 2006-AR12, Class 1A1
6.062%	10/25/2036	#	$ 487,636	$408,498
TOTAL NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES
(Cost $3,389,132)				2,663,242

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS—1.0%
Non-U.S. Government Agency Obligations—1.0%
Kreditanstalt fuer Wiederaufbau (Germany)
3.750%	06/27/2011		400,000	416,436
Nederlandse Waterschapsbank NV MTN (Netherlands)
4.625%	07/25/2011	EUR 550,000		796,533
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,225,789)				1,212,969

		Shares	Value
CASH EQUIVALENTS—22.7%
Institutional Money Market Funds—14.0%
AIM Short-Term Investments Trust Prime Assets Portfolio	††	7,677,854	7,677,854
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class		10,055,906	10,055,905
			17,733,759

Coupon Rate	Maturity Date		Face	Value
Certificates of Deposit—5.8%
Allied Irish Banks plc/New York
1.000%	01/20/2009	††	$1,000,000	1,000,000
Bayerische Landesbank/New York
2.750%	01/12/2009	††	1,000,000	1,000,000
Calyon/New York
4.615%	01/16/2009	††	151,088	151,088
Credit Industriel et Commercial
2.240%	03/17/2009	††	850,000	850,000
HSH Nordbank AG
1.850%	01/20/2009	††	1,000,044	1,000,045
Landesbank Hessen-Thueringen Girozentrale/New York
3.050%	01/02/2009	††	750,000	750,000
Natixis/New York
4.133%	01/02/2009	#††	1,497,295	1,497,295
Norinchukin Bank/New York
1.650%	01/12/2009	††	1,000,000	1,000,000
				7,248,428
Medium Term Note—0.8%
Royal Bank of Scotland Group plc
3.655%	01/30/2009	††	1,005,493	1,005,493
Time Deposits—2.1%
Banco Popular Espanol SA
3.120%	01/05/2009	††	750,000	750,000
Danske Bank A/S
2.000%	02/11/2009	††	$1,000,000	$1,000,000
Raiffeisen Zentralbank Oesterreich AG
1.750%	01/20/2009	††	900,000	900,000
				2,650,000
TOTAL CASH EQUIVALENTS
(Cost $28,637,680)				28,637,680
TOTAL INVESTMENTS—112.0%
(Cost $164,565,345)				141,500,614
Other assets less liabilities—(12.0%)				(15,118,511)
NET ASSETS—100.0%				$126,382,103

Notes to the Schedule of Investments:
BDR	Brazilian Depositary Receipt
EUR	European Monetary Unit
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduits
*	Non-income producing.
†	Denotes all or a portion of security on loan.
α	Illiquid security.
‡	Security valued at fair value as determined by policies approved by the board of directors.
#	Rate is subject to change. Rate shown reflects current rate.
ˆ
Securities are not registered under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Securities Act Rule 144A. 144A securities represent 0.1% of Total Investments.

††	Represents reinvestment of collateral received in conjunction with securities lending.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint
International Fund

		Shares	Value
COMMON STOCKS—92.9%
Australia—2.1%
Amcor Ltd.		44,911	$182,510
Australia & New Zealand Banking Group Ltd.		46,964	507,033
Brambles Ltd.		92,122	478,624
Centennial Coal Co. Ltd.		251,900	590,201
Felix Resources Ltd.		83,800	521,191
Gloucester Coal Ltd.		248,300	679,835
Iluka Resources Ltd.	*	1,007,748	3,276,706
JB Hi-Fi Ltd.		134,400	914,494
Macquarie Group Ltd.	†	11,455	232,483
Newcrest Mining Ltd.		42,168	1,003,720
QBE Insurance Group Ltd.	†	43,080	778,599
Straits Resources Ltd.		161,400	103,218
Telstra Corp. Ltd.		457,423	1,224,539
Wesfarmers Ltd.	†	23,000	290,303
Westpac Banking Corp.		30,000	359,812
Woodside Petroleum Ltd.		93,944	2,431,020
Woolworths Ltd.		67,598	1,260,447
WorleyParsons Ltd.		134,000	1,336,780
			16,171,515
Austria—0.2%
Telekom Austria AG		25,500	371,029
Verbund-Oesterreichische Elektrizitaetswirtschafts AG, Class A	†	23,100	1,068,091
			1,439,120
Belgium—0.4%
Anheuser-Busch InBev NV		96,386	2,238,395
Delhaize Group		18,323	1,132,668
			3,371,063
Bermuda—0.1%
Seadrill Ltd.	†	112,800	919,320
Brazil—0.7%
Cia Vale do Rio Doce ADR		40,500	431,325
Petroleo Brasileiro SA, Class A ADR	†	99,593	2,032,694
Redecard SA		170,489	1,878,888
Vivo Participacoes SA ADR	†	69,986	877,624
			5,220,531
Canada—4.9%
Barrick Gold Corp.		138,800	5,103,677
BCE, Inc.		66,300	1,349,631
Cameco Corp.		57,400	978,753
Canadian Natural Resources Ltd.		18,500	730,559
Canadian Pacific Railway Ltd.		116,365	3,912,191
Chemtrade Logistics Income Fund		65,300	459,136
Dorel Industries, Inc., Class B		22,200	503,524
Enbridge, Inc.		14,800	474,271
EnCana Corp.		15,900	733,628
Fairfax Financial Holdings Ltd.		11,500	3,633,050
Freehold Royalty Trust		84,300	716,328
George Weston Ltd.		47,200	2,292,134
Inmet Mining Corp.		13,700	217,291
Ivanhoe Mines Ltd.	*	126,800	335,874
Kinross Gold Corp.		41,800	761,847
Laurentian Bank of Canada		19,200	536,574
Methanex Corp.		23,500	260,794
Onex Corp.		21,800	321,217
Petro-Canada		13,900	$300,857
Potash Corp. of Saskatchewan		32,300	2,342,764
Research In Motion Ltd.	*	91,800	3,680,923
Royal Bank of Canada		84,300	2,465,151
Shaw Communications, Inc., Class B		32,800	574,166
Shoppers Drug Mart Corp.		13,200	513,779
Suncor Energy, Inc.		197,100	3,787,130
Uni-Select, Inc.		18,100	336,195
			37,321,444
China—1.3%
China Construction Bank Corp., Class H	†	6,737,372	3,748,485
China Life Insurance Co. Ltd., Class H	†	1,055,700	3,243,619
China Petroleum & Chemical Corp., Class H		1,834,600	1,127,661
China Shenhua Energy Co. Ltd., Class H	†	186,000	398,758
Shanghai Electric Group Co. Ltd., Class H	*†	3,210,866	1,315,434
Suntech Power Holdings Co. Ltd. ADR	*†	15,000	175,500
			10,009,457
Denmark—0.2%
East Asiatic Co. Ltd. A/S		11,100	377,960
Novo Nordisk A/S, Class B		16,000	825,343
Novozymes A/S, Class B		8,100	649,636
			1,852,939
Finland—0.7%
Fortum Oyj		245,255	5,330,703
Rautaruukki Oyj		15,500	270,714
			5,601,417
France—10.6%
Accor SA		33,900	1,669,901
Air Liquide		12,924	1,183,574
Alstom SA		62,732	3,738,498
Altamir Amboise		261,100	926,371
AXA SA		87,174	1,956,676
BNP Paribas		69,589	3,003,777
Bouygues		210,143	8,915,005
Carrefour SA		55,564	2,147,797
Cie Generale d’Optique Essilor International SA		56,000	2,630,603
Compagnie Generale des Etablissements Michelin, Class B		23,400	1,236,310
EDF		46,402	2,698,828
Esso SA Francaise		5,080	510,597
France Telecom SA		204,547	5,701,282
GDF Suez		24,801	1,231,051
Gemalto NV	*	19,900	500,647
Groupe Danone		59,000	3,564,774
Lafarge SA	†	16,500	1,009,165
L’Oreal SA		81,100	7,077,682
LVMH Moet Hennessy Louis Vuitton SA	†	93,383	6,258,401
Manutan (Societe)		7,962	344,790
PagesJaunes Groupe		2,560	25,226
Pernod-Ricard SA	†	38,700	2,874,945
Peugeot SA		34,000	581,287
Rhodia SA		19,008	120,614
Sanofi-Aventis SA		33,100	2,117,184
Schneider Electric SA		5,358	398,924

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint
International Fund

		Shares	Value
COMMON STOCKS—(Continued)
Societe Generale		17,437	$884,631
Suez Environnement SA	*	6,350	107,243
Technip SA		13,504	414,627
Total Gabon		370	89,589
Total SA		18,940	1,041,307
Vallourec		25,129	2,857,173
Veolia Environnement	†	93,049	2,935,040
Vinci SA	†	160,596	6,777,102
Vivendi SA		63,600	2,072,983
Zodiac SA		44,841	1,637,309
			81,240,913
Germany—6.3%
Adidas AG		51,500	1,963,164
Allianz SE (Registered)		54,204	5,767,350
Bayer AG	†	139,448	8,125,428
Bayerische Motoren Werke AG		21,900	672,445
Commerzbank AG	†	38,481	365,613
Daimler AG (Registered)	†	127,314	4,850,905
Deutsche Bank AG (Registered)	†	11,532	456,047
Deutsche Boerse AG		8,920	645,354
Deutsche Post AG (Registered)		29,500	498,953
E.ON AG		24,450	960,084
Fraport AG Frankfurt Airport Services Worldwide		53,843	2,436,355
Fresenius Medical Care AG & Co. KGaA	†	16,400	753,938
Hannover Rueckversicherung AG (Registered)		2,000	63,602
Linde AG	†	59,605	5,002,566
Muenchener Rueckversicherungs AG (Registered)		29,005	4,502,966
Norddeutsche Affinerie AG		34,800	1,369,994
SAP AG		111,500	4,046,011
Siemens AG (Registered)		7,400	557,098
ThyssenKrupp AG	†	13,900	386,950
Wacker Chemie AG	†	42,612	4,563,023
			47,987,846
Greece—0.0%
Coca Cola Hellenic Bottling Co. SA		17,400	253,008
Hong Kong—4.2%
Bank of East Asia Ltd.	†	791,100	1,668,724
China Merchants Holdings International Co. Ltd.	†	561,800	1,097,158
China Mobile Ltd.	†	244,000	2,475,652
China Resources Land Ltd.	†	2,142,158	2,651,556
CLP Holdings Ltd.	†	710,000	4,827,097
CNOOC Ltd.		2,750,000	2,615,732
Dairy Farm International Holdings Ltd.		410,400	1,758,570
First Pacific Co.		1,285,000	448,620
Hang Seng Bank Ltd.		56,000	739,346
Hong Kong & China Gas Co. Ltd.		1,837,000	2,785,749
Hutchison Whampoa Ltd.		944,798	4,769,545
Jardine Matheson Holdings Ltd.		26,400	489,523
Li & Fung Ltd.	†	262,400	453,479
New World Development Ltd.		524,000	536,535
Noble Group Ltd.		789,800	565,703
NWS Holdings Ltd.		844,196	1,264,643
Sun Hung Kai Properties Ltd.		212,936	1,791,759
Wheelock & Co. Ltd.		556,000	$1,225,272
			32,164,663
India—0.2%
ICICI Bank Ltd. ADR	†	85,367	1,643,315
Indonesia—0.0%
Telekomunikasi Indonesia Tbk PT		96,000	61,356
Ireland—0.4%
CRH plc (Dublin Exchange)		10,100	259,681
CRH plc (Euro Exchange)		67,821	1,718,494
Elan Corp. plc ADR	*†	165,369	992,214
			2,970,389
Israel—0.1%
Teva Pharmaceutical Industries Ltd. ADR		11,500	489,555
Italy—1.8%
Enel SpA		440,600	2,838,170
ENI SpA		251,919	6,062,099
Fiat SpA		169,712	1,136,077
IFIL Investments SpA	†	18,237	47,200
Intesa Sanpaolo SpA		666,286	2,420,412
Saipem SpA		55,800	951,703
			13,455,661
Japan—23.6%
Advantest Corp.	†	73,500	1,198,125
Aeon Co. Ltd.	†	139,500	1,404,864
Aeon Mall Co. Ltd.	†	116,500	2,252,137
Ain Pharmaciez, Inc.		8,300	183,435
Aisin Seiki Co. Ltd.		140,400	2,010,905
Aloka Co. Ltd.		71,000	635,541
Aruze Corp.		16,300	164,916
Astellas Pharma, Inc.		18,600	761,341
Atrium Co. Ltd.	†	60,000	203,411
Bridgestone Corp.		50,500	757,480
Canon, Inc.		137,750	4,364,550
Chiyoda Corp.	†	92,000	512,431
Chugai Pharmaceutical Co. Ltd.		119,000	2,313,215
Daikin Industries Ltd.		68,000	1,788,299
Daito Trust Construction Co. Ltd.		71,000	3,727,100
Denso Corp.		229,400	3,887,038
East Japan Railway Co.	‡	218	1,656,944
Eisai Co. Ltd.		73,000	3,046,260
Electric Power Development Co. Ltd.		12,100	475,606
Fanuc Ltd.		76,400	5,475,724
FCC Co. Ltd.		145,900	1,228,807
Fuji Machine Manufacturing Co. Ltd.		50,500	433,752
FUJIFILM Holdings Corp.		32,100	716,604
Fujitsu Frontech Ltd.		89,700	727,991
Hankyu Hanshin Holdings, Inc.	†	124,000	716,132
Heiwa Corp.		72,000	722,472
Hirose Electric Co. Ltd.	†	24,700	2,499,173
Hitachi Capital Corp.		61,000	763,127
Honda Motor Co. Ltd.		95,000	2,023,375
HOYA Corp.		100,000	1,746,619
Imasen Electric Industrial		66,000	378,724
INPEX Corp.		65	518,184
ITOCHU Corp.		780,000	3,935,172

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint
International Fund

		Shares	Value
COMMON STOCKS—(Continued)
Japan Tobacco, Inc.		1,654	$5,478,613
JGC Corp.		74,000	1,107,480
K.K. daVinci Holdings	*	899	57,279
Kansai Electric Power Co., Inc. (The)		25,600	741,529
Keihin Corp.		60,300	439,363
Keiyo Co. Ltd.	†	107,000	754,973
Keyence Corp.		35,700	7,336,777
Kurita Water Industries Ltd.		35,500	959,696
Marubeni Corp.		705,000	2,699,134
MID Reit, Inc. REIT		650	1,248,932
Miraca Holdings, Inc.		138,700	3,004,934
Mitsubishi Corp.		91,400	1,294,595
Mitsubishi Estate Co. Ltd.		139,000	2,296,124
Mitsubishi UFJ Financial Group, Inc.	†	719,600	4,522,792
Mitsui & Co. Ltd.		587,000	6,034,576
Mitsui Fudosan Co. Ltd.		33,000	550,184
Mitsui Sumitomo Insurance Group Holdings, Inc.		19,400	616,943
Mizuho Financial Group, Inc.	†‡	1,315	3,738,285
Murata Manufacturing Co. Ltd.		23,400	917,547
Nintendo Co. Ltd.		15,300	5,846,921
Nippon Electric Glass Co. Ltd.		355,500	1,876,545
Nippon Sheet Glass Co. Ltd.		194,000	642,287
Nippon Yusen K.K.		279,000	1,719,963
Nissan Motor Co. Ltd.		101,200	364,080
Nitto Denko Corp.		54,000	1,033,766
Nomura Holdings, Inc.		168,900	1,406,316
NTT DoCoMo, Inc.		2,237	4,403,123
Oenon Holdings, Inc.		598,000	1,967,930
Oracle Corp. Japan	†	23,900	1,035,189
Oriental Yeast Co. Ltd.		43,000	227,899
ORIX Corp.		7,830	447,100
Raysum Co. Ltd.		1,038	241,802
RISA Partners, Inc.		710	341,023
SBI Holdings, Inc.		2,790	430,718
Secom Co. Ltd.		68,000	3,508,969
SFCG Co. Ltd.	†	23,430	1,033,602
Shimamura Co. Ltd.		39,700	3,065,047
Shin-Etsu Chemical Co. Ltd.		73,800	3,405,985
Shinsei Bank Ltd.		2,090,000	3,307,885
Shiseido Co. Ltd.		15,000	308,473
SMC Corp.		34,800	3,584,996
Softbank Corp.		431,600	7,838,370
Sumitomo Corp.		673,700	5,975,236
Sumitomo Metal Industries Ltd.	†	372,000	918,885
Sumitomo Mitsui Financial Group, Inc.	†‡	572	2,372,554
Sumitomo Realty & Development Co. Ltd.		40,000	601,286
Suzuki Motor Corp.	†	293,950	4,108,408
Takeda Pharmaceutical Co. Ltd.		71,900	3,747,594
THK Co. Ltd.		35,900	377,808
TOA Corp.		77,000	490,439
Toagosei Co. Ltd.		265,000	801,476
Tokio Marine Holdings, Inc.		190,600	5,647,369
Tokyo Dome Corp.		192,000	722,122
Tokyo Electric Power Co., Inc. (The)		21,500	717,708
Tokyo Electron Ltd.		19,000	668,869
Tokyo Gas Co. Ltd.		69,000	349,752
Tosei Corp.	†	1,233	187,144
Towa Corp.		196,600	369,629
Toyota Motor Corp.		33,500	1,107,454
Trend Micro, Inc.	*†	88,500	$3,108,381
Unicharm Corp.		8,400	631,946
Unipres Corp.		100,900	631,884
Yamada Denki Co. Ltd.		16,070	1,123,320
Yamato Holdings Co. Ltd.		81,200	1,061,836
			180,788,299
Korea, Republic of—0.6%
NHN Corp.	*	24,163	2,554,375
Samsung Electronics Co. Ltd.		1,397	509,333
Samsung Electronics Co. Ltd. GDR	ˆ	80	14,323
Samsung Electronics Co. Ltd., Reg S GDR	ˆ	10,045	1,769,350
			4,847,381
Luxembourg—0.3%
RTL Group SA		12,710	753,289
SES Global FDR		18,400	350,475
SES SA FDR		50,000	969,026
			2,072,790
Mexico—1.0%
America Movil SAB de CV, Series L ADR		82,800	2,565,972
Grupo Modelo SAB de CV		97,879	310,985
Telefonos de Mexico SAB de CV ADR	†	99,500	2,083,530
Telmex Internacional SAB de CV ADR	†	70,000	795,200
Wal-Mart de Mexico SAB de CV	†	729,300	1,948,522
			7,704,209
Netherlands—3.9%
Aegon NV		57,504	363,002
Akzo Nobel NV		10,800	445,477
ASML Holding NV		382,797	6,900,749
ING Groep NV		56,379	620,504
Koninklijke Ahold NV		205,700	2,534,826
Koninklijke KPN NV		382,500	5,560,961
Royal Dutch Shell plc, Class A		91,532	2,420,073
Royal Dutch Shell plc, Class B		252,739	6,406,529
Ten Cate NV		46,800	1,052,641
Unilever NV		151,600	3,674,481
			29,979,243
Norway—0.7%
Kverneland Gruppen ASA	*	417,900	370,202
Tandberg ASA		314,200	3,462,619
Telenor ASA		174,800	1,179,269
			5,012,090
Russia—0.4%
Gazprom OAO ADR		5,287	76,171
Gazprom OAO, Reg S ADR		218,783	3,117,658
			3,193,829
Singapore—0.7%
CapitaLand Ltd.		172,500	376,383
DBS Group Holdings Ltd.		260,000	1,531,499
Keppel Corp. Ltd.		118,000	358,259
Singapore Telecommunications Ltd.		201,392	358,892
Wilmar International Ltd.		1,267,100	2,482,683
			5,107,716

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint
International Fund

		Shares	Value
COMMON STOCKS—(Continued)
South Africa—0.0%
Sasol Ltd.		12,300	$374,064
Spain—4.0%
Banco Bilbao Vizcaya Argentaria SA		253,000	3,134,770
Banco Santander SA (Chicago Exchange)		222,200	2,146,609
Construcciones y Auxiliar de Ferrocarriles SA		2,600	924,485
Corporacion Financiera Alba, SA		12,000	466,008
Dinamia		23,500	304,444
Gamesa Corp. Tecnologica SA		43,903	800,493
Inditex SA	†	155,999	6,946,775
Mapfre SA	†	1,206,600	4,115,027
Telefonica SA		526,943	11,894,003
			30,732,614
Sweden—1.9%
AarhusKarlshamn AB		34,600	478,327
Alfa Laval AB	†	144,600	1,290,926
Assa Abloy AB, Class B	†	31,300	363,990
Atlas Copco AB, Class A	†	38,800	341,381
Hennes & Mauritz AB, Class B	†	44,500	1,769,992
Nordea Bank AB		542,100	3,863,919
Ratos AB, Class B		33,800	596,846
Telefonaktiebolaget LM Ericsson ADR	†	13,600	106,216
Telefonaktiebolaget LM Ericsson, Class B		728,400	5,678,521
			14,490,118
Switzerland—9.4%
ABB Ltd. (Registered)	*	57,689	879,765
Acino Holding AG (Registered)		4,300	935,603
Actelion Ltd. (Registered)	*	74,700	4,225,892
Adecco SA (Registered)		10,000	342,341
Bobst Group AG (Registered)		1,396	42,170
Compagnie Financiere Richemont SA (A Bearer Shares)		26,918	512,892
Credit Suisse Group AG (Registered)		52,132	1,460,977
Ferrexpo plc		157,900	70,307
Givaudan SA (Registered)		585	462,264
Holcim Ltd. (Registered)		125,632	7,271,594
Julius Baer Holding AG (Registered)		14,804	573,763
Nestle SA (Registered)		418,120	16,556,775
Nobel Biocare Holding AG (Registered)	†	89,535	1,848,876
Novartis AG (Registered)		138,491	6,935,831
Petroplus Holdings AG	*†	36,700	741,919
Roche Holding AG (Genusschein)		108,430	16,786,820
Roche Holding AG (Registered)		8,148	1,308,238
SGS SA (Registered)	†	2,500	2,614,641
Swiss Reinsurance (Registered)		29,035	1,421,717
Swisscom AG (Registered)		6,027	1,955,067
Syngenta AG (Registered)		5,700	1,107,314
UBS AG (Registered)	*	38,406	558,783
Xstrata plc		192,600	1,802,228
Zurich Financial Services AG (Registered)		8,500	1,857,088
			72,272,865
Taiwan—0.2%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR		203,579	$1,608,274
United Kingdom—11.4%
Amlin plc		324,500	1,686,719
ARM Holdings plc		606,100	767,311
AstraZeneca plc (London Exchange)		83,400	3,411,924
AstraZeneca plc (Stockholm Exchange)		13,484	548,632
Aveva Group plc		64,600	537,929
Babcock International Group		74,400	512,908
BAE Systems plc		556,400	3,028,002
Barclays plc		68,300	155,238
BG Group plc		417,300	5,776,083
BHP Billiton plc		116,300	2,255,704
BP plc ADR	†	4,400	205,656
BP plc		986,361	7,614,140
British American Tobacco plc		115,260	3,006,767
Cadbury plc		323,063	2,854,725
Cairn Energy plc	*	11,800	345,601
Centrica plc		753,500	2,900,828
Chaucer Holdings plc		1,086,438	786,566
Game Group plc		291,500	540,110
GlaxoSmithKline plc		130,000	2,417,704
HSBC Holdings plc		83,922	821,359
Hunting plc		229,700	1,396,570
Imperial Tobacco Group plc		59,700	1,594,644
JKX Oil & Gas plc		100,300	269,009
John Wood Group plc		101,600	277,250
Kingfisher plc		790,605	1,557,431
Lavendon Group plc		89,901	229,459
Micro Focus International plc		422,700	1,734,971
National Grid plc		523,356	5,171,511
Next plc		89,475	1,406,019
Old Mutual plc		344,600	276,970
Persimmon plc		29,241	97,763
Reckitt Benckiser Group plc		64,000	2,398,137
Rio Tinto plc		27,000	600,117
Royal Bank of Scotland Group plc		375,147	276,156
SABMiller plc		318,600	5,350,195
Scottish & Southern Energy plc		21,400	377,310
Shire plc		47,500	699,673
Smith & Nephew plc		65,700	419,594
Smiths Group plc		114,000	1,464,894
Standard Chartered plc		47,070	602,309
Tesco plc		1,437,063	7,482,818
Unilever plc		7,564	173,743
United Utilities Group plc		190,200	1,727,018
Vodafone Group plc		2,286,001	4,680,928
Wm. Morrison Supermarkets plc		1,646,968	6,675,725
Wolseley plc		58,800	327,547
			87,441,667
United States—0.6%
Philip Morris International, Inc.		36,436	1,585,330
Synthes, Inc.		22,116	2,804,441
			4,389,771
TOTAL COMMON STOCKS
(Cost $954,976,953)			712,188,442

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint
International Fund

	Shares	Value
CONVERTIBLE PREFERRED STOCKS—0.1%
Germany—0.1%
Biotest AG (Preference)
(Cost $323,513)	6,140	$405,170

PREFERRED STOCKS—0.5%
Germany—0.5%
Fresenius SE
(Cost $3,010,306)	60,600	3,556,328

Coupon Rate	Maturity Date	Face	Value
CONVERTIBLE DEBT OBLIGATIONS—0.0%
Bermuda—0.0%
Seadrill Ltd.
3.625%	11/08/2012
(Cost $40,904)		$100,000	50,630

		Shares	Value
RIGHTS—0.0%
Singapore—0.0%
DBS Group Holdings Ltd., Expires 01/20/2009	*‡
(Cost $—)		130,000	270,692

WARRANTS—0.0%
Singapore—0.0%
Tat Hong Holdings Ltd., Expires 08/2/2013	*
(Cost $—)		39,600	1,099

CASH EQUIVALENTS—15.0%
Institutional Money Market Funds—8.5%
AIM Short-Term Investments Trust Prime Assets Portfolio	††	21,696,423	21,696,423
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class		43,665,085	43,665,085
			65,361,508

Coupon Rate	Maturity Date		Face	Value
Certificates of Deposit—4.0%
Allied Irish Banks plc/New York
1.000%	01/20/2009	††	$3,500,000	3,500,000
Barclays Bank plc/New York
2.419%	02/26/2009	††	1,704,626	1,704,626
Bayerische Landesbank/New York
2.750%	01/12/2009	††	3,250,000	3,250,000
Calyon/New York
4.615%	01/16/2009	††	2,215,960	2,215,960
Credit Industriel et Commercial
2.240%	03/17/2009	††	3,500,000	3,500,000
HSH Nordbank AG
1.850%	01/20/2009	††	3,500,155	3,500,155
Landesbank Hessen-Thueringen Girozentrale/New York
3.050%	01/02/2009	††	3,500,000	3,500,000

Coupon Rate	Maturity Date		Face	Value
Natixis/New York
4.133%	01/02/2009	#††	$3,493,688	$3,493,688
Norinchukin Bank/New York
1.650%	01/12/2009	††	3,250,000	3,250,000
Ulster Bank Ltd.
1.600%	02/23/2009	††	498,604	498,604
Westpac Securities NZ Ltd.
2.250%	03/16/2009	††	2,485,862	2,485,862
				30,898,895
Medium Term Notes—1.1%
AT&T, Inc.
4.973%	04/27/2009	††	2,054,893	2,054,893
BBVA Senior Finance SA
4.620%	04/17/2009	#††	3,020,597	3,020,597
Royal Bank of Scotland Group plc
3.655%	01/30/2009	††	3,016,478	3,016,478
				8,091,968
Time Deposits—1.4%
Banco Popular Espanol SA
3.120%	01/05/2009	††	3,500,000	3,500,000
Danske Bank A/S
2.000%	02/11/2009	††	3,300,000	3,300,000
Raiffeisen Zentralbank Oesterreich AG
1.750%	01/20/2009	††	3,700,000	3,700,000
				10,500,000
TOTAL CASH EQUIVALENTS
(Cost $114,852,371)				114,852,371
TOTAL INVESTMENTS—108.5%
(Cost $1,073,204,047)				831,324,732
Other assets less liabilities—(8.5%)				(65,115,129)
NET ASSETS—100.0%				$766,209,603

Notes to the Schedule of Investments:
ADR	American Depositary Receipt
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
Reg S	Security sold outside United States without registration under the Securities Act of 1933
REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of security on loan.
‡	Security valued at fair value as determined by policies approved by the board of directors.
ˆ
Securities are not registered under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Securities Act Rule 144A. 144A securities represent 0.2% of Total Investments.

††	Represents reinvestment of collateral received in conjunction with securities lending.
#	Rate is subject to change. Rate shown reflects current rate.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint
International Fund

Percentage of Portfolio by Industry (unaudited):

COMMON STOCKS
Pharmaceuticals	7.2%
Oil, Gas & Consumable Fuels	7.2%
Commercial Banks	5.8%
Insurance	4.8%
Diversified Telecommunication Services	4.2%
Food Products	4.0%
Food & Staples Retailing	3.9%
Wireless Telecommunication Services	3.0%
Chemicals	2.8%
Trading Companies & Distributors	2.7%
Electric Utilities	2.6%
Metals & Mining	2.5%
Construction & Engineering	2.3%
Specialty Retail	2.2%
Machinery	2.2%
Real Estate Management & Development	2.2%
Software	2.1%
Electronic Equipment, Instruments & Components	2.0%
Automobiles	1.9%
Multi-Utilities	1.8%
Semiconductors & Semiconductor Equipment	1.8%
Communications Equipment	1.7%
Beverages	1.7%
Health Care Equipment & Supplies	1.5%
Tobacco	1.5%
Auto Components	1.4%
Industrial Conglomerates	1.3%
Construction Materials	1.3%
Textiles, Apparel & Luxury Goods	1.3%
Electrical Equipment	1.0%
Personal Products	1.0%
Capital Markets	0.9%
Road & Rail	0.7%
Aerospace & Defense	0.6%
Commercial Services & Supplies	0.6%
Media	0.6%
Office Electronics	0.6%
Biotechnology	0.5%
Transportation Infrastructure	0.5%
Energy Equipment & Services	0.5%
Gas Utilities	0.4%
Household Products	0.4%
Building Products	0.4%
Professional Services	0.4%
Diversified Financial Services	0.3%
Internet Software & Services	0.3%
Consumer Finance	0.3%
Hotels, Restaurants & Leisure	0.3%
IT Services	0.2%
Multiline Retail	0.2%
Real Estate Investment Trusts (REIT)	0.2%
Air Freight & Logistics	0.2%
Marine	0.2%
Computers & Peripherals	0.2%
Leisure Equipment & Products	0.1%
Health Care Providers & Services	0.1%
Independent Power Producers & Energy Traders	0.1%
Distributors	0.1%
Household Durables	0.1%
Thrifts & Mortgage Finance	0.0%
Internet & Catalog Retail	0.0%
Containers & Packaging	0.0%
92.9%
CONVERTIBLE PREFERRED STOCKS
Biotechnology	0.1%
PREFERRED STOCKS
Health Care Equipment & Supplies	0.5%
RIGHTS
Commercial Banks	0.0%
TOTAL COMMON STOCKS/PREFERRED STOCKS/RIGHTS	93.5%
CASH EQUIVALENTS
Institutional Money Market Funds	8.5%
Certificates of Deposit	4.0%
Time Deposits	1.4%
Medium Term Notes	1.1%
TOTAL INVESTMENTS	108.5%
Other assets less liabilities	(8.5)%
TOTAL NET ASSETS	100.0%

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint Diversified
Assets Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—18.7%
Aerospace & Defense—0.3%
DRS Technologies, Inc.
6.625%	02/01/2016	§	$1,000,000	$1,005,000
Airlines—0.1%
Continental Airlines, Inc., Series 2001-1, Class A-2
6.503%	06/15/2011	§	420,000	325,500
Auto Components—0.2%
Goodyear Tire & Rubber Co. (The)
6.318%	12/01/2009	#§	875,000	800,625
Beverages—0.6%
Coca-Cola Enterprises, Inc.
3.306%	05/06/2011	#§	2,100,000	1,990,191
Chemicals—0.0%
Arco Chemical Co.
10.250%	11/01/2010	§	750,000	123,750
Commercial Banks—1.4%
Bank of America NA
1.700%	12/23/2010	§	2,400,000	2,408,275
US Bancorp MTN
5.300%	04/28/2009	§	1,200,000	1,203,828
Wells Fargo & Co.
2.096%	09/15/2009	#§	1,250,000	1,237,238
				4,849,341
Commercial Services & Supplies—0.6%
Allied Waste North America, Inc.
7.875%	04/15/2013	§	560,000	532,473
Corrections Corp. of America
7.500%	05/01/2011	§	1,500,000	1,492,500
				2,024,973
Communications Equipment—1.0%
Cisco Systems, Inc.
2.233%	02/20/2009	#§	3,500,000	3,498,557
Computers & Peripherals—0.4%
Hewlett-Packard Co.
2.620%	09/03/2009	#§	1,200,000	1,192,326
Consumer Finance—2.3%
American General Finance Corp., Series G MTN
5.375%	09/01/2009	§	425,000	303,983
Caterpillar Financial Services Corp., Series F MTN
3.450%	01/15/2009	§	3,500,000	3,497,809
Ford Motor Credit Co. LLC
7.375%	10/28/2009	§	1,000,000	878,378
John Deere Capital Corp. MTN
2.619%	02/26/2010	#§	1,300,000	1,245,469
Toyota Motor Credit Corp. MTN
1.489%	01/12/2009	#§	2,000,000	1,999,149
				7,924,788
Containers & Packaging—0.1%
Ball Corp.
6.875%	12/15/2012	§	445,000	442,775
Diversified Financial Services—2.2%
Blue City Investments 1 Ltd. for Blue City Co., Series A3 (Cayman Islands)
6.306%	11/07/2013	#‡	$1,000,000	$350,000
BP Capital Markets PLC (United Kingdom)
2.081%	03/17/2010	#§	1,200,000	1,181,814
General Electric Capital Corp.
4.573%	01/20/2010	#§	3,500,000	3,345,188
IBM International Group Capital LLC
3.848%	07/29/2009	#§	1,190,000	1,189,059
National Rural Utilities Cooperative Finance Corp.
2.210%	07/01/2010	#§	1,580,000	1,442,271
				7,508,332
Diversified Telecommunication Services—1.2%
Sprint Capital Corp.
8.375%	03/15/2012	§	580,000	464,303
Verizon Communications, Inc.
1.475%	04/03/2009	#§	3,500,000	3,475,657
				3,939,960
Electric Utilities—0.3%
Southern Co., Series 2008A
2.918%	08/20/2010	#§	900,000	870,734
Food & Staples Retailing—0.7%
Ahold Finance USA, Inc.
6.250%	05/01/2009		1,000,000	990,962
Safeway, Inc.
1.816%	03/27/2009	#§	1,200,000	1,186,554
				2,177,516
Health Care Equipment & Supplies—0.2%
Boston Scientific Corp.
6.000%	06/15/2011	§	525,000	501,375
Health Care Providers & Services—0.5%
UnitedHealth Group, Inc.
2.297%	03/02/2009	#§	1,650,000	1,634,201
Hotels, Restaurants & Leisure—0.3%
MGM MIRAGE
8.500%	09/15/2010	§	1,000,000	845,000
Mohegan Tribal Gaming Authority
8.000%	04/01/2012	§	500,000	307,500
				1,152,500
Household Durables—0.6%
Kimberly-Clark Corp.
3.520%	07/30/2010	#§	2,200,000	2,140,387
Independent Power Producers & Energy Traders—0.2%
Orion Power Holdings, Inc.
12.000%	05/01/2010	§	650,000	653,250
Life Science Tools & Services—0.3%
Quest Diagnostics, Inc.
5.125%	11/01/2010		1,000,000	971,094
Machinery—0.2%
Ingersoll-Rand Global Holding Co. Ltd. (Bermuda)
3.675%	08/13/2010	#§	805,000	745,792
Media—1.1%
Comcast Corp.
5.119%	07/14/2009	#§	1,649,000	1,626,686
CSC Holdings, Inc., Series B
8.125%	08/15/2009	§	500,000	498,750

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Diversified
Assets Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Dex Media West LLC/Dex Media West Finance Co., Series B
9.875%	08/15/2013	§	$1,200,000	$288,000
8.500%	08/15/2010	§	200,000	122,000
Sinclair Television Group, Inc.
8.000%	03/15/2012	§	1,500,000	1,132,500
				3,667,936
Multiline Retail—1.0%
Neiman Marcus Group, Inc. (The) (PIK)
9.000%	10/15/2015	§	1,500,000	667,500
Target Corp.
2.631%	08/07/2009	#§	2,000,000	1,967,622
Wal-Mart Stores, Inc.
6.875%	08/10/2009	§	750,000	772,584
				3,407,706
Oil, Gas & Consumable Fuels—0.3%
Anadarko Petroleum Corp.
2.396%	09/15/2009	#§	1,200,000	1,148,382
Personal Products—0.4%
Procter & Gamble International Funding SCA (Luxembourg)
2.459%	08/19/2009	#§	1,190,000	1,190,909
Pharmaceuticals—0.6%
AstraZeneca PLC (United Kingdom)
2.464%	09/11/2009	#§	1,100,000	1,092,648
GlaxoSmithKline Capital, Inc.
2.800%	05/13/2010	#§	1,100,000	1,064,207
				2,156,855
Software—0.6%
Oracle Corp.
2.193%	05/14/2010	#§	2,200,000	2,130,398
Specialty Retail—0.2%
GameStop Corp./GameStop, Inc.
8.000%	10/01/2012	§	550,000	514,250
Tobacco—0.4%
Alliance One International, Inc.
11.000%	05/15/2012	§	1,500,000	1,252,500
Wireless Telecommunication Services—0.4%
Millicom International Cellular SA (Luxembourg)
10.000%	12/01/2013	§	1,500,000	1,357,500
TOTAL CORPORATE OBLIGATIONS
(Cost $69,359,681)				63,299,403

U.S. GOVERNMENT AGENCY OBLIGATIONS—29.3%
U.S. Government Agency Obligations—29.3%
Federal Farm Credit Bank
4.750%	05/07/2010	§	12,500,000	13,157,787
1.985%	01/24/2011	#§	3,000,000	3,030,111
Federal Home Loan Bank
5.000%	09/18/2009	§	4,235,000	4,365,332
4.000%	10/06/2009		3,785,000	3,786,480
3.375%	12/18/2009	§	6,600,000	6,768,597
2.500%	01/22/2009	§	2,200,000	2,201,539
2.200%	04/01/2009	§	2,150,000	2,160,163
1.135%	09/14/2009	#§	6,000,000	5,993,784
Federal Home Loan Bank Discount Notes
0.857%	12/10/2009	§	$4,500,000	$4,471,142
0.806%	12/08/2009	§	2,000,000	1,987,250
0.623%	09/25/2009	§	5,000,000	4,980,605
0.350%	01/05/2009	§	3,000,000	2,999,854
Federal Home Loan Mortgage Corp.
1.331%	09/25/2009	#§	4,000,000	4,002,340
0.401%	09/28/2009	#§	5,000,000	4,994,030
Federal Home Loan Mortgage Corp. MTN
2.500%	05/18/2009	§	7,000,000	7,007,602
Federal National Mortgage Association Discount Notes
1.002%	02/09/2009	§	3,000,000	2,999,951
0.502%	09/04/2009	§	4,000,000	3,985,708
0.338%	06/10/2009	§	9,000,000	8,989,065
0.180%	03/18/2009	§	9,000,000	8,999,154
0.120%	03/11/2009		2,000,000	1,999,830
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $98,482,226)				98,880,324

U.S. TREASURY OBLIGATIONS—25.3%
U.S. Treasury Bills—6.9%
U.S. Treasury Bill
0.684%	10/22/2009	‡‡	10,150,000	10,123,315
0.150%	06/11/2009	‡‡	650,000	649,648
0.146%	06/18/2009	‡‡	11,130,000	11,122,309
0.004%	03/05/2009		1,600,000	1,599,760
				23,495,032
U.S. Treasury Notes—18.4%
U.S. Treasury Note
4.875%	06/30/2009	§	26,000,000	26,600,236
3.625%	10/31/2009	§	16,500,000	16,939,577
1.750%	03/31/2010	§	10,000,000	10,167,580
1.250%	11/30/2010		8,250,000	8,341,187
				62,048,580
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $84,465,538)				85,543,612

ASSET BACKED SECURITIES—15.2%
Automobile—2.0%
Bank of America Auto Trust Series 2008-1A, Class A2B
1.808%	06/20/2011	#ˆ§	1,500,000	1,444,269
Capital Auto Receivables Asset Trust Series 2007-SN1, Class A3B
1.255%	07/15/2010	#§	2,454,958	2,291,258
Huntington Auto Trust Series 2008-1A, Class A2B
2.195%	11/15/2010	#ˆ§	1,250,000	1,211,620
Triad Auto Receivables Owner Trust Series 2006-A, Class A3
4.770%	01/12/2011	§	448,529	443,468
Wachovia Auto Loan Owner Trust Series 2007-1, Class A3A
5.290%	04/20/2012	§	1,500,000	1,433,910
				6,824,525
Credit Card—5.5%
American Express Credit Account Master Trust Series 2004-5, Class B
1.445%	04/16/2012	#§	1,750,000	1,633,083

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Diversified
Assets Fund

Coupon Rate	Maturity Date		Face	Value
ASSET BACKED SECURITIES—(Continued)
American Express Credit Account Master Trust Series 2006-A, Class C
1.425%	08/15/2011	#ˆ§	$2,750,000	$2,723,107
BA Credit Card Trust Series 2006-A10, Class A10
1.175%	02/15/2012	#§	3,400,000	3,270,953
Bank One Issuance Trust Series 2004-B1, Class B1
1.515%	03/15/2012	#§	2,000,000	1,895,055
Chase Credit Card Master Trust Series 2002-3, Class B
1.645%	09/15/2011	#§	1,750,000	1,685,545
Chase Issuance Trust Series 2006-C3, Class C3
1.425%	06/15/2011	#§	3,000,000	2,641,210
Citibank Credit Card Issuance Trust Series 2006-C4, Class C4
2.096%	01/09/2012	#§	2,180,000	1,740,511
Citibank Credit Card Issuance Trust Series 2006-B1, Class B1
1.986%	03/07/2011	#§	1,000,000	981,897
GE Capital Credit Card Master Note Trust Series 2005-3, Class B
1.495%	06/15/2013	#§	1,500,000	1,163,346
Household Credit Card Master Note Trust I Series 2006-1, Class B
1.335%	06/15/2012	#§	1,000,000	899,296
				18,634,003
Home Equity—7.7%
Aegis Asset Backed Securities Trust Series 2005-3, Class A2
0.711%	08/25/2035	#	568,523	549,728
Ameriquest Mortgage Securities, Inc. Series 2005-R7, Class A2C
0.731%	09/25/2035	#§	775,414	725,807
Argent Securities, Inc. Series 2005-W2, Class A2B1
0.671%	10/25/2035	#§	1,922,224	1,683,138
Bear Stearns Asset Backed Securities Trust Series 2006-HE6, Class 1A1
0.501%	07/25/2036	#§	767,847	744,221
Countrywide Asset-Backed Certificates Series 2004-AB1, Class 2A3
0.991%	02/25/2035	#§	1,163,705	1,097,857
Countrywide Asset-Backed Certificates Series 2006-12, Class 2A1
0.541%	06/25/2030	#§	390,589	383,096
Countrywide Asset-Backed Certificates Series 2005-11, Class 3AV2
0.761%	02/25/2036	#§	1,297,210	1,187,585
Countrywide Asset-Backed Certificates Series 2005-12, Class 2A3
5.069%	02/25/2036	#	1,255,530	1,157,098
First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF8, Class A2C
0.741%	09/25/2035	#§	813,443	777,839
First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF6, Class A2B
0.691%	05/25/2036	#§	593,703	567,974
Lehman XS Trust Series 2005-8, Class 2A1A
0.671%	12/25/2035	#§	1,637,957	1,584,989
Long Beach Mortgage Loan Trust Series 2005-3, Class 2A2
0.751%	08/25/2045	#§	$646,231	$559,605
Long Beach Mortgage Loan Trust Series 2005-WL2, Class 3A1
0.651%	08/25/2035	#§	528,831	499,905
Mastr Asset Backed Securities Trust Series 2006-WMC1, Class A2
0.581%	02/25/2036	#§	909,139	868,166
Merrill Lynch Mortgage Investors, Inc. Series 2006-FM1, Class A2A
0.531%	04/25/2037	#§	229,075	225,588
Option One Mortgage Loan Trust Series 2006-1, Class 2A2
0.601%	01/25/2036	#§	651,707	618,698
Option One Mortgage Loan Trust Series 2005-4, Class A3
0.731%	11/25/2035	#§	1,725,247	1,390,628
Park Place Securities, Inc. Series 2004-WHQ2, Class A3E
0.891%	02/25/2035	#§	1,219,473	1,033,569
Saxon Asset Securities Trust Series 2005-4, Class A2C
0.721%	11/25/2037	#§	1,932,028	1,756,425
Soundview Home Equity Loan Trust Series 2006-OPT5, Class 2A2
0.561%	07/25/2036	#§	490,821	475,415
Soundview Home Equity Loan Trust Series 2006-OPT4, Class 2A2
0.561%	06/25/2036	#§	1,005,489	963,926
Soundview Home Equity Loan Trust Series 2005-OPT4, Class 2A3
0.731%	12/25/2035	#§	3,000,000	2,298,403
Specialty Underwriting & Residential Finance Series 2006-BC1, Class A2B
0.621%	12/25/2036	#§	720,217	688,887
Specialty Underwriting & Residential Finance Series 2005-BC3, Class A2C
0.841%	06/25/2036	#§	1,500,000	1,392,498
Structured Asset Investment Loan Trust Series 2006-BNC3, Class A2
0.511%	09/25/2036	#§	745,779	698,181
Structured Asset Investment Loan Trust Series 2003-BC1, Class A2
1.151%	01/25/2033	#§	3,037,742	2,030,061
				25,959,287
TOTAL ASSET BACKED SECURITIES
(Cost $55,641,549)				51,417,815

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES—1.2%
Mortgage Backed—1.2%
HSI Asset Securitization Corp. Trust Series 2005-NC2, Class 2A3
0.731%	08/25/2035	#§	661,502	626,162
Thornburg Mortgage Securities Trust Series 2004-1, Class II2A
3.356%	03/25/2044	#	1,299,873	865,388
Wells Fargo Mortgage Backed Securities Trust Series 2004-6, Class A13
0.921%	06/25/2034	#	2,934,002	2,681,492
TOTAL NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES
(Cost $4,607,506)				4,173,042

See accompanying notes to financial statements.

December 31, 2008

Vantagepoint Diversified
Assets Fund

Coupon Rate	Maturity Date		Face	Value
COMMERCIAL PAPER—0.7%
Capital Markets—0.7%
Citigroup Funding, Inc.
0.802%	03/09/2009	§
(Cost $2,496,278)			$2,500,000	$2,498,825

	Shares	Value
CASH EQUIVALENTS—7.9%
Institutional Money Market Fund—7.9%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class
(Cost $26,593,892)	26,593,892	26,593,892
TOTAL INVESTMENTS—98.3%
(Cost $341,646,670)		332,406,913
Other assets less liabilities—1.7%		5,683,281
NET ASSETS—100.0%		$338,090,194

Notes to the Schedule of Investments:
MTN	Medium Term Note
PIK	Payment-in Kind Security
§	Security has been earmarked to cover potential senior securities transactions which may include, but are not limited to, futures, swaps, forwards, options and TBA’s.
#	Rate is subject to change. Rate shown reflects current rate.
‡	Security valued at fair value as determined by policies approved by the board of directors.
‡‡	Security has been pledged as collateral for futures contracts.
ˆ
Securities are not registered under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Securities Act Rule 144A. 144A securities represent 1.6% of Total Investments.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face		Value
CORPORATE OBLIGATIONS—18.9%
Aerospace & Defense—0.2%
Boeing Co.
6.125%	02/15/2033	†	$100,000		$104,517
5.125%	02/15/2013		250,000		249,986
Lockheed Martin Corp., Series B
6.150%	09/01/2036		250,000		271,993
Northrop Grumman Systems Corp.
7.750%	02/15/2031		250,000		306,190
United Technologies Corp.
6.700%	08/01/2028		150,000		168,642
6.100%	05/15/2012		50,000		53,226
4.875%	05/01/2015		500,000		488,044
					1,642,598
Airlines—0.0%
Continental Airlines, Inc., Series 1998-1, Class 1A
6.648%	09/15/2017		425,017		310,262
Auto Components—0.0%
Johnson Controls, Inc.
5.500%	01/15/2016		250,000		193,999
Automobiles—0.1%
Daimler Finance North America LLC
7.300%	01/15/2012		1,000,000		864,938
7.200%	09/01/2009		350,000		339,634
					1,204,572
Banks—2.3%
Bank of America Corp.
5.750%	12/01/2017		1,000,000		1,000,163
5.420%	03/15/2017		700,000		623,206
Bank of America Corp. MTN
3.125%	06/15/2012		1,000,000		1,040,030
Citigroup, Inc.
6.625%	06/15/2032		150,000		143,489
6.125%	11/21/2017		750,000		759,192
6.000%	02/21/2012		350,000		346,368
6.000%	08/15/2017		600,000		598,239
5.850%	12/11/2034		500,000		499,643
5.625%	08/27/2012		150,000		140,727
Goldman Sachs Group, Inc. (The)
6.875%	01/15/2011		250,000		251,944
6.600%	01/15/2012		650,000		641,764
6.250%	09/01/2017		1,000,000		971,228
6.150%	04/01/2018		500,000		481,311
6.125%	02/15/2033		700,000		640,074
5.700%	09/01/2012		250,000		238,576
5.150%	01/15/2014		500,000		450,798
5.125%	01/15/2015		500,000		459,312
3.250%	06/15/2012		1,000,000		1,044,171
HSBC Holdings plc (United Kingdom)
5.250%	12/12/2012		150,000		150,842
JPMorgan Chase & Co.
6.625%	03/15/2012		1,500,000		1,537,692
6.400%	05/15/2038		300,000		356,169
5.750%	01/02/2013		750,000		761,582
5.375%	10/01/2012		270,000		276,430
5.125%	09/15/2014		750,000		727,692
4.750%	03/01/2015		1,000,000		939,879
3.125%	12/01/2011		1,000,000		1,039,620
Morgan Stanley
8.000%	06/15/2010		$750,000		$752,977
7.250%	04/01/2032		100,000		86,014
6.750%	04/15/2011		500,000		492,217
Morgan Stanley MTN
5.950%	12/28/2017		500,000		415,674
5.450%	01/09/2017		1,000,000		825,552
Nationsbank Corp.
7.750%	08/15/2015		750,000		767,980
6.800%	03/15/2028		500,000		466,198
Royal Bank of Scotland Group plc (United Kingdom)
5.000%	10/01/2014		750,000		643,659
					20,570,412
Beverages—0.3%
AmBev (Brazil)
8.750%	09/15/2013		100,000		105,500
Anheuser-Busch Cos., Inc.
6.800%	01/15/2031		350,000		325,372
Bottling Group LLC
5.500%	04/01/2016	α	500,000		501,065
Coca-Cola Enterprises, Inc.
8.500%	02/01/2022		500,000		584,943
Diageo Finance BV (Netherlands)
5.300%	10/28/2015		750,000		723,046
					2,239,926
Biotechnology—0.1%
Amgen, Inc.
5.850%	06/01/2017		250,000		258,613
Genentech, Inc.
5.250%	07/15/2035		100,000		95,126
4.750%	07/15/2015		200,000		201,493
4.400%	07/15/2010		100,000		101,166
					656,398
Capital Markets—0.9%
Amvescap plc (Bermuda)
5.375%	02/27/2013		100,000		88,898
Bear Stearns Cos. LLC (The)
7.250%	02/01/2018		250,000		274,425
5.700%	11/15/2014		50,000		48,875
Bear Stearns Cos. LLC (The) MTN
6.950%	08/10/2012		500,000		519,697
Boston Properties, Inc.
6.250%	01/15/2013		750,000		557,227
Camden Property Trust
5.000%	06/15/2015		200,000		120,576
Credit Suisse First Boston USA, Inc.
5.125%	01/15/2014		500,000		471,459
5.125%	08/15/2015		500,000		454,745
Credit Suisse USA, Inc.
6.500%	01/15/2012		350,000		358,228
6.125%	11/15/2011		1,000,000		1,010,696
5.500%	08/15/2013	†	150,000		146,461
ERP Operating LP
5.375%	08/01/2016		500,000		352,854
5.200%	04/01/2013		250,000		185,788
HCP, Inc. MTN
6.700%	01/30/2018		500,000		240,080
Jefferies Group, Inc.
6.250%	01/15/2036		350,000		208,279
Lehman Brothers Holdings, Inc.
6.875%	07/17/2037	▲		500,000		50
6.500%	07/19/2017	▲†		500,000		50

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face		Value
CORPORATE OBLIGATIONS—(Continued)
Merrill Lynch & Co., Inc.
6.875%	11/15/2018		$250,000		$260,572
6.220%	09/15/2026		1,000,000		925,722
Merrill Lynch & Co., Inc. MTN
6.875%	04/25/2018		750,000		785,869
ProLogis
5.625%	11/15/2016		250,000		120,067
Realty Income Corp.
6.750%	08/15/2019		350,000		202,867
Simon Property Group LP
6.350%	08/28/2012		250,000		194,766
Washington Mutual Bank FA
5.650%	08/15/2014	▲		250,000		175
					7,528,426
Chemicals—0.3%
Dow Chemical Co. (The)
7.375%	11/01/2029		250,000		236,049
6.000%	10/01/2012		150,000		145,025
E.I. du Pont de Nemours & Co.
6.875%	10/15/2009		150,000		153,741
4.750%	11/15/2012		500,000		494,051
Monsanto Co.
5.500%	08/15/2025		500,000		507,879
Potash Corp. of Saskatchewan (Canada)
4.875%	03/01/2013		500,000		473,893
Praxair, Inc.
3.950%	06/01/2013		150,000		145,664
Rohm & Haas Co.
7.850%	07/15/2029		150,000		147,670
					2,303,972
Commercial Banks—1.7%
BAC Capital Trust XI
6.625%	05/23/2036		500,000		463,422
Bank of Tokyo-Mitsubishi UFJ Ltd. (Japan)
8.400%	04/15/2010		250,000		259,498
Bank One Corp.
5.900%	11/15/2011		750,000		752,898
Barclays Bank plc (United Kingdom)
5.450%	09/12/2012		1,000,000		1,013,549
BB&T Corp.
5.250%	11/01/2019		500,000		448,395
Capital One Financial Corp.
6.150%	09/01/2016		500,000		352,337
Fifth Third Capital Trust IV
6.500%	04/15/2037	#	1,000,000		500,362
First Union Institutional Trust I Capital
8.040%	12/01/2026		1,000,000		796,871
FleetBoston Financial Corp.
6.875%	01/15/2028		150,000		147,630
JPMorgan Chase Bank NA, Bank Note
6.000%	10/01/2017	†	500,000		505,190
National Australia Bank Ltd., Series A (Australia)
8.600%	05/19/2010		1,000,000		1,020,554
National City Corp.
6.875%	05/15/2019		500,000		401,611
Regions Bank
6.450%	06/26/2037		500,000		361,690
Regions Bank MTN
2.750%	12/10/2010		1,000,000		1,021,745
Royal Bank of Canada (Canada)
5.650%	07/20/2011		500,000		527,110
Sanwa Bank Ltd.
7.400%	06/15/2011		$250,000		$242,165
Suntrust Banks, Inc.
5.200%	01/17/2017		250,000		230,276
Swiss Bank Corp. of New York
7.375%	06/15/2017		100,000		102,432
7.000%	10/15/2015		100,000		100,337
U.S. Bank NA, Bank Note
4.800%	04/15/2015		250,000		254,443
UBS AG (Switzerland)
5.875%	07/15/2016		1,000,000		928,515
Wachovia Bank NA, Bank Note
4.875%	02/01/2015		1,500,000		1,437,957
Wells Fargo & Co.
5.000%	11/15/2014		750,000		751,762
4.200%	01/15/2010		500,000		501,676
Wells Fargo Bank NA
5.950%	08/26/2036		500,000		520,239
Wells Fargo Bank NA, Bank Note
6.450%	02/01/2011		250,000		259,260
Wells Fargo Bank NA, Series AI
7.550%	06/21/2010		250,000		260,224
Zions Bancorporation
6.000%	09/15/2015		500,000		372,307
					14,534,455
Commercial Services & Supplies—0.1%
PHH Corp.
7.125%	03/01/2013		100,000		56,702
R.R. Donnelley & Sons Co.
4.950%	04/01/2014		550,000		417,353
USA Waste Services, Inc.
7.000%	07/15/2028		550,000		457,309
					931,364
Communications Equipment—0.1%
Cisco Systems, Inc.
5.500%	02/22/2016		500,000		530,370
Motorola, Inc.
7.500%	05/15/2025		500,000		274,412
					804,782
Computers & Peripherals—0.1%
International Business Machines Corp.
7.000%	10/30/2025		500,000		587,318
4.750%	11/29/2012		250,000		258,426
					845,744
Construction Materials—0.1%
CRH America, Inc.
6.000%	09/30/2016		750,000		467,732
Lafarge SA (France)
6.500%	07/15/2016		750,000		506,717
					974,449
Consumer Finance—0.9%
American Express Co.
6.800%	09/01/2066	#	1,000,000		518,285
American General Finance Corp., Series I MTN
5.400%	12/01/2015		750,000		280,496
Boeing Capital Corp.
6.100%	03/01/2011		500,000		506,520
CIT Group, Inc.
5.000%	02/13/2014		500,000		363,783
CIT Group, Inc. MTN
4.750%	12/15/2010	†	1,000,000		880,654

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Household Finance Corp.
8.000%	07/15/2010		$750,000	$762,744
6.375%	11/27/2012	†	1,000,000	979,209
HSBC Finance Capital Trust IX
5.911%	11/30/2035	#	500,000	209,436
HSBC Finance Corp.
7.000%	05/15/2012		1,500,000	1,503,386
International Lease Finance Corp. MTN
5.450%	03/24/2011	†	1,000,000	734,567
John Deere Capital Corp.
7.000%	03/15/2012		350,000	363,254
ORIX Corp. (Japan)
5.480%	11/22/2011		250,000	188,051
SLM Corp.
5.450%	04/25/2011		750,000	592,321
SLM Corp., Series A MTN
5.000%	10/01/2013		500,000	358,111
				8,240,817
Diversified Financial Services—1.2%
Associates Corp. of North America
6.950%	11/01/2018		250,000	247,489
AXA Financial, Inc.
7.750%	08/01/2010		100,000	99,625
BSCH Issuances Ltd. (Cayman Islands)
7.625%	09/14/2010		350,000	341,989
CIT Group Funding Co. of Canada (Canada)
4.650%	07/01/2010		500,000	439,084
Citigroup Capital XXI
8.300%	12/21/2057	#	500,000	386,488
Deutsche Bank AG (Germany)
6.000%	09/01/2017		150,000	159,427
Deutsche Bank Financial, Inc. MTN
5.375%	03/02/2015	†	250,000	225,809
General Electric Capital Corp.
6.375%	11/15/2067	#	1,000,000	629,496
4.800%	05/01/2013		1,000,000	984,839
3.000%	12/09/2011		1,000,000	1,034,574
General Electric Capital Corp. MTN
5.875%	01/14/2038		600,000	589,333
5.625%	09/15/2017		750,000	755,744
5.400%	02/15/2017		250,000	249,231
General Electric Capital Corp., Series A MTN
6.750%	03/15/2032		750,000	799,815
6.000%	06/15/2012		1,000,000	1,026,840
5.875%	02/15/2012		500,000	514,419
4.625%	09/15/2009		400,000	404,583
KFW International Finance, Inc. (Germany)
8.000%	02/15/2010		250,000	264,406
National Rural Utilities Cooperative Finance Corp., Series C MTN
7.250%	03/01/2012		500,000	515,172
Unilever Capital Corp.
7.125%	11/01/2010		500,000	534,947
Western Union Co. (The)
5.400%	11/17/2011		750,000	721,353
				10,924,663
Diversified Telecommunication Services—1.2%
BellSouth Capital Funding Corp.
7.875%	02/15/2030	†	900,000	990,086
BellSouth Corp.
6.875%	10/15/2031		350,000	364,929
6.000%	10/15/2011		250,000	255,264
British Telecommunications plc (United Kingdom)
9.125%	12/15/2030		$150,000	$159,831
8.625%	12/15/2010		1,000,000	1,029,154
Deutsche Telekom International Finance BV (Netherlands)
8.750%	06/15/2030		750,000	927,342
Embarq Corp.
7.082%	06/01/2016		500,000	385,514
France Telecom SA (France)
8.500%	03/01/2031		500,000	629,502
KPN NV (Netherlands)
8.000%	10/01/2010		350,000	353,362
Qwest Corp.
6.500%	06/01/2017		500,000	372,500
SBC Communications, Inc.
6.250%	03/15/2011		250,000	255,753
6.150%	09/15/2034		500,000	515,570
5.625%	06/15/2016		150,000	150,900
Telecom Italia Capital SA (Luxembourg)
6.000%	09/30/2034		250,000	172,957
5.250%	11/15/2013		350,000	267,144
4.950%	09/30/2014		500,000	381,073
Telefonica Emisiones SAU (Spain)
6.421%	06/20/2016		500,000	499,862
Telefonica Europe BV (Netherlands)
8.250%	09/15/2030		350,000	410,990
Verizon Communications, Inc.
5.850%	09/15/2035		750,000	748,718
Verizon Global Funding Corp.
7.375%	09/01/2012		1,000,000	1,046,991
Verizon Virginia, Inc., Series A
4.625%	03/15/2013		250,000	223,930
				10,141,372
Electric Utilities—1.5%
Alabama Power Co., Series Q
5.500%	10/15/2017	†	150,000	148,701
American Electric Power Co., Inc., Series C
5.375%	03/15/2010		250,000	248,236
Arizona Public Service Co.
6.500%	03/01/2012		150,000	140,765
Cincinnati Gas & Electric Co.
5.700%	09/15/2012		150,000	147,679
Columbus Southern Power Co., Series C
5.500%	03/01/2013		150,000	144,487
Commonwealth Edison Co.
5.800%	03/15/2018		100,000	90,537
Consolidated Edison Co. of New York, Inc., Series 06-C
5.500%	09/15/2016		500,000	496,095
Constellation Energy Group, Inc.
7.600%	04/01/2032		150,000	127,585
7.000%	04/01/2012		500,000	455,795
Consumers Energy Co., Series P
5.500%	08/15/2016		150,000	144,355
DTE Energy Co.
7.050%	06/01/2011		350,000	346,394
Duke Energy Corp. LLC
6.450%	10/15/2032		500,000	530,742
Exelon Corp.
4.900%	06/15/2015		350,000	287,319
Exelon Generation Co. LLC
6.950%	06/15/2011		500,000	485,616
FirstEnergy Corp., Series B
6.450%	11/15/2011		175,000	165,525
FirstEnergy Corp., Series C
7.375%	11/15/2031		250,000	237,135

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Florida Power & Light Co.
5.625%	04/01/2034		$50,000	$53,241
4.950%	06/01/2035		500,000	488,309
4.850%	02/01/2013		150,000	149,056
Jersey Central Power & Light
5.625%	05/01/2016		500,000	469,935
Midamerican Energy Co.
6.750%	12/30/2031		250,000	257,038
Midamerican Energy Holdings Co.
6.125%	04/01/2036		500,000	466,398
Midamerican Energy Holdings Co., Series D
5.000%	02/15/2014		150,000	142,054
National Grid plc (United Kingdom)
6.300%	08/01/2016		250,000	218,153
Nisource Finance Corp.
7.875%	11/15/2010		50,000	45,773
5.450%	09/15/2020		500,000	268,270
Northern States Power Co., Series B
8.000%	08/28/2012		150,000	158,313
Ohio Power Co., Series K
6.000%	06/01/2016		500,000	479,092
Oncor Electric Delivery Co.
6.375%	05/01/2012		350,000	336,868
Ontario Electricity Financial Corp. (Canada)
7.450%	03/31/2013		350,000	417,270
Pacific Gas & Electric Co.
6.050%	03/01/2034		500,000	532,787
Pepco Holdings, Inc.
6.450%	08/15/2012		150,000	140,061
PPL Capital Funding, Inc., Series A
6.700%	03/30/2067	#	500,000	220,267
Progress Energy, Inc.
7.750%	03/01/2031		250,000	250,962
7.100%	03/01/2011		188,000	186,424
PSEG Power LLC
8.625%	04/15/2031		500,000	510,530
Scottish Power Ltd. (United Kingdom)
5.375%	03/15/2015		500,000	449,794
South Carolina Electric & Gas Co.
5.300%	05/15/2033		150,000	142,860
Southern California Edison Co.
6.650%	04/01/2029		500,000	533,953
Southern Power Co., Series D
4.875%	07/15/2015		350,000	311,985
Union Electric Co.
6.400%	06/15/2017	α	500,000	456,545
Virginia Electric and Power Co.
5.950%	09/15/2017		500,000	504,165
5.400%	04/30/2018		500,000	484,841
Wisconsin Electric Power
5.625%	05/15/2033		250,000	233,160
				13,105,070
Electrical Equipment—0.0%
Emerson Electric Co.
5.000%	12/15/2014		150,000	154,581
Electronic Equipment, Instruments & Components—0.0%
Arrow Electronics, Inc.
6.875%	07/01/2013		250,000	226,258
Energy Equipment & Services—0.1%
Transocean Inc. (Switzerland)
6.800%	03/15/2038		500,000	447,288
Food & Staples Retailing—0.2%
CVS Caremark Corp.
4.875%	09/15/2014		$530,000	$489,412
Kroger Co. (The)
7.500%	04/01/2031		200,000	222,687
Safeway, Inc.
7.500%	09/15/2009		800,000	812,093
				1,524,192
Food Products—0.3%
Archer-Daniels Midland Co.
5.450%	03/15/2018		750,000	739,556
Bunge Ltd. Finance Corp.
5.350%	04/15/2014		500,000	359,089
Campbell Soup Co.
4.875%	10/01/2013		250,000	254,209
ConAgra Foods, Inc.
6.750%	09/15/2011	†	97,000	98,113
5.819%	06/15/2017		153,000	143,518
General Mills, Inc.
5.700%	02/15/2017		500,000	503,351
H.J. Heinz Finance Co.
6.625%	07/15/2011		250,000	256,539
Kraft Foods, Inc.
6.875%	02/01/2038		500,000	501,219
6.500%	11/01/2031		100,000	96,255
				2,951,849
Gas Utilities—0.1%
KeySpan Corp.
7.625%	11/15/2010		350,000	364,570
Sempra Energy
6.150%	06/15/2018		500,000	455,668
				820,238
Health Care Equipment & Supplies—0.1%
Baxter International, Inc.
5.900%	09/01/2016		400,000	433,299
Johnson & Johnson
5.950%	08/15/2037		250,000	306,365
4.950%	05/15/2033		200,000	207,936
				947,600
Health Care Providers & Services—0.2%
Aetna, Inc.
6.625%	06/15/2036		250,000	208,695
UnitedHealth Group, Inc.
6.000%	02/15/2018		500,000	462,103
5.375%	03/15/2016		500,000	441,275
WellPoint, Inc.
6.800%	08/01/2012		150,000	148,390
5.250%	01/15/2016		1,000,000	886,514
				2,146,977
Hotels, Restaurants & Leisure—0.1%
McDonald’s Corp. MTN
5.350%	03/01/2018		500,000	520,332
Wyndham Worldwide Corp.
6.000%	12/01/2016		435,000	175,554
Yum! Brands, Inc.
7.700%	07/01/2012		250,000	244,181
				940,067

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Household Durables—0.2%
Fortune Brands, Inc.
5.375%	01/15/2016		$750,000	$627,315
Kimberly-Clark Corp.
6.125%	08/01/2017	†	500,000	533,590
5.625%	02/15/2012		250,000	259,405
				1,420,310
Insurance—0.6%
AEGON Funding Co. LLC
5.750%	12/15/2020		500,000	430,297
Allstate Corp. (The)
5.350%	06/01/2033		500,000	387,127
American International Group, Inc.
5.050%	10/01/2015		750,000	503,584
4.250%	05/15/2013		100,000	73,767
American International Group, Inc. MTN
5.850%	01/16/2018		1,000,000	671,336
Assurant, Inc.
5.625%	02/15/2014		500,000	380,373
AXA SA (France)
8.600%	12/15/2030		250,000	163,997
Berkshire Hathaway Finance Corp.
4.125%	01/15/2010	†	500,000	505,255
Chubb Corp.
6.375%	03/29/2067	#	500,000	310,531
Cincinnati Financial Corp.
6.125%	11/01/2034		500,000	380,550
Hartford Financial Services Group, Inc.
6.100%	10/01/2041		150,000	97,467
ING Capital Funding Trust III, Perpetual Bond
8.439%	12/31/2010	#	150,000	75,524
Lincoln National Corp.
6.150%	04/07/2036		250,000	158,770
Marsh & McLennan Cos., Inc.
5.750%	09/15/2015		250,000	222,981
MetLife, Inc.
5.700%	06/15/2035		250,000	204,204
Progressive Corp. (The)
6.625%	03/01/2029		150,000	141,795
Prudential Financial, Inc. MTN
5.700%	12/14/2036		250,000	156,224
Travelers Property Casualty Corp.
7.750%	04/15/2026		500,000	531,203
				5,394,985
IT Services—0.0%
Computer Sciences Corp.
7.375%	06/15/2011		100,000	99,087
Electronic Data Systems Corp., Series B
6.000%	08/01/2013		150,000	155,589
				254,676
Machinery—0.4%
3M Co. MTN
5.700%	03/15/2037		250,000	274,070
Caterpillar, Inc.
6.050%	08/15/2036		500,000	488,491
Deere & Co.
6.950%	04/25/2014		250,000	265,348
General Electric Co.
5.000%	02/01/2013		800,000	809,772
Honeywell International, Inc.
7.500%	03/01/2010		$1,000,000	$1,043,339
6.125%	11/01/2011		250,000	262,098
Tyco International Finance SA (Luxembourg)
6.375%	10/15/2011		400,000	393,424
				3,536,542
Media—0.7%
British Sky Broadcasting Group plc (United Kingdom)
8.200%	07/15/2009		250,000	254,169
Comcast Corp.
6.450%	03/15/2037		500,000	499,165
5.650%	06/15/2035	†	500,000	445,950
COX Communications, Inc.
5.500%	10/01/2015	†	75,000	66,979
5.450%	12/15/2014		300,000	262,689
4.625%	06/01/2013		250,000	216,876
News America Holdings, Inc.
8.000%	10/17/2016		150,000	157,906
7.750%	12/01/2045		200,000	195,752
Omnicom Group, Inc.
5.900%	04/15/2016		500,000	406,586
Thomson Reuters Corp. (Canada)
6.500%	07/15/2018		500,000	455,450
Time Warner Entertainment Co. LP
8.375%	03/15/2023		500,000	504,571
8.375%	07/15/2033		500,000	505,879
Time Warner, Inc.
6.875%	05/01/2012		150,000	144,209
5.875%	11/15/2016		1,000,000	897,850
Viacom, Inc.
7.875%	07/30/2030		250,000	157,012
6.250%	04/30/2016		500,000	415,024
5.625%	08/15/2012		50,000	41,182
Walt Disney Co. (The), Series B MTN
7.000%	03/01/2032	†	500,000	589,786
				6,217,035
Metals & Mining—0.2%
Alcan, Inc. (Canada)
6.125%	12/15/2033		150,000	91,872
4.875%	09/15/2012		350,000	269,379
Alcoa, Inc.
5.550%	02/01/2017		750,000	591,122
BHP Finance USA (Australia)
4.800%	04/15/2013		150,000	139,364
Southern Copper Corp.
7.500%	07/27/2035		250,000	187,675
Vale Overseas Ltd. (Cayman Islands)
6.875%	11/21/2036		100,000	91,020
6.250%	01/23/2017		250,000	236,325
				1,606,757
Multiline Retail—0.4%
Macy’s Retail Holdings, Inc.
5.900%	12/01/2016		750,000	455,962
5.350%	03/15/2012		250,000	185,820
Target Corp.
7.000%	07/15/2031		350,000	322,377
6.000%	01/15/2018	†	500,000	484,941
Wal-Mart Stores, Inc.
7.550%	02/15/2030		250,000	302,539
5.250%	09/01/2035		750,000	749,411
4.550%	05/01/2013		500,000	518,172
4.125%	02/15/2011		250,000	255,917
				3,275,139

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Multi-National—0.9%
European Investment Bank (Supranational)
5.125%	09/13/2016		$1,000,000	$1,128,390
4.625%	03/21/2012		1,000,000	1,069,494
4.625%	05/15/2014	†	500,000	540,903
4.125%	09/15/2010		500,000	519,790
4.000%	03/03/2010		1,000,000	1,028,130
3.375%	06/12/2013		500,000	513,964
Inter-American Development Bank (Supranational)
7.375%	01/15/2010		750,000	793,273
Inter-American Development Bank MTN (Supranational)
3.500%	03/15/2013		500,000	518,459
International Bank for Reconstruction & Development (Supranational)
7.625%	01/19/2023		250,000	356,409
International Finance Corp. (Supranational)
5.125%	05/02/2011		1,000,000	1,056,156
				7,524,968
Office Electronics—0.1%
Pitney Bowes, Inc.
5.000%	03/15/2015	†	500,000	472,949
Pitney Bowes, Inc. MTN
4.750%	01/15/2016		200,000	185,549
Xerox Corp.
6.875%	08/15/2011		750,000	648,673
				1,307,171
Oil, Gas & Consumable Fuels—1.5%
Alberta Energy Co. Ltd. (Canada)
7.375%	11/01/2031		400,000	363,757
Amerada Hess Corp.
7.300%	08/15/2031		250,000	228,060
6.650%	08/15/2011		150,000	150,029
Apache Finance Canada Corp. (Canada)
7.750%	12/15/2029		150,000	166,589
Canadian Natural Resources Ltd. (Canada)
5.850%	02/01/2035		500,000	371,682
5.450%	10/01/2012		250,000	234,755
CenterPoint Energy Resources Corp., Series B
7.875%	04/01/2013		850,000	788,036
Conoco, Inc.
6.950%	04/15/2029		1,250,000	1,348,882
Devon Financing Corp. ULC (Canada)
6.875%	09/30/2011		750,000	757,337
Duke Energy Fields Services LLC
7.875%	08/16/2010		350,000	344,218
Energy Transfer Partners LP
5.950%	02/01/2015		750,000	645,059
Enterprise Products Operating LP
4.950%	06/01/2010		150,000	143,716
Enterprise Products Operating LP, Series B
5.600%	10/15/2014		150,000	127,416
Enterprise Products Partners LP, Series B
6.875%	03/01/2033		150,000	115,273
Kinder Morgan Energy Partners LP
7.300%	08/15/2033		500,000	416,097
Marathon Oil Corp.
6.125%	03/15/2012		350,000	354,487
5.900%	03/15/2018		500,000	418,285
Nexen, Inc. (Canada)
6.400%	05/15/2037		500,000	392,340
5.050%	11/20/2013		250,000	230,901
ONEOK Partners LP
6.150%	10/01/2016		$500,000	$438,796
Petrobras International Finance Co. (Cayman Islands)
6.125%	10/06/2016		500,000	490,000
Petro-Canada (Canada)
5.950%	05/15/2035		250,000	172,416
Suncor Energy, Inc. (Canada)
7.150%	02/01/2032		500,000	418,549
Tennessee Gas Pipeline Co.
7.000%	10/15/2028		350,000	269,548
Texas Eastern Transmission LP
7.000%	07/15/2032		150,000	139,046
TransCanada Pipelines Ltd. (Canada)
5.850%	03/15/2036		500,000	426,598
4.000%	06/15/2013		250,000	229,722
Union Pacific Resources Group
7.150%	05/15/2028		350,000	304,118
Valero Energy Corp.
6.125%	06/15/2017		500,000	427,235
4.750%	06/15/2013		500,000	459,865
Williams Cos., Inc.
7.875%	09/01/2021		500,000	383,185
XTO Energy, Inc.
5.500%	06/15/2018		300,000	272,068
4.900%	02/01/2014		750,000	676,694
				12,704,759
Paper & Forest Products—0.1%
International Paper Co.
7.950%	06/15/2018	†	500,000	395,782
Masco Corp.
6.125%	10/03/2016		500,000	343,654
Weyerhaeuser Co.
7.375%	03/15/2032		500,000	325,311
6.750%	03/15/2012		100,000	89,577
				1,154,324
Personal Products—0.0%
Procter & Gamble Co.
5.800%	08/15/2034		250,000	270,897
Pharmaceuticals—0.6%
Abbott Laboratories
5.875%	05/15/2016		1,000,000	1,084,694
American Home Products Corp.
6.950%	03/15/2011		250,000	260,478
AstraZeneca plc (United Kingdom)
5.900%	09/15/2017		750,000	798,409
Bristol-Myers Squibb Co.
5.875%	11/15/2036		350,000	373,519
Eli Lilly & Co.
6.770%	01/01/2036		250,000	297,760
GlaxoSmithKline Capital, Inc.
4.375%	04/15/2014		500,000	490,937
Merck & Co., Inc.
4.750%	03/01/2015	†	350,000	346,450
4.375%	02/15/2013		200,000	207,237
Pharmacia Corp.
6.500%	12/01/2018		350,000	405,573
Schering-Plough Corp.
6.750%	12/01/2033		250,000	262,021
Teva Pharmaceutical Finance LLC
6.150%	02/01/2036		250,000	247,967
Wyeth
6.500%	02/01/2034		250,000	278,112
5.500%	03/15/2013		100,000	101,956
5.500%	02/01/2014		250,000	254,226
				5,409,339

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Road & Rail—0.2%
Burlington Northern Santa Fe Corp.
7.125%	12/15/2010		$750,000	$769,098
Canadian National Railway Co. (Canada)
4.400%	03/15/2013		585,000	568,136
CSX Corp.
6.750%	03/15/2011		300,000	298,969
Union Pacific Corp.
6.625%	02/01/2029		250,000	237,321
				1,873,524
Software—0.1%
Oracle Corp.
5.250%	01/15/2016		1,000,000	1,019,597
Specialty Retail—0.2%
Home Depot, Inc.
5.875%	12/16/2036	†	250,000	196,610
5.200%	03/01/2011		750,000	729,634
Lowe’s Cos., Inc.
5.400%	10/15/2016		400,000	387,465
				1,313,709
Thrifts & Mortgage Finance—0.0%
Abbey National plc (United Kingdom)
7.950%	10/26/2029		250,000	218,269
Tobacco—0.1%
Reynolds American, Inc.
7.625%	06/01/2016		750,000	625,441
Transportation Infrastructure—0.1%
Federal Express Corp.
9.650%	06/15/2012		150,000	157,614
United Parcel Service, Inc.
6.200%	01/15/2038		300,000	331,905
				489,519
Wireless Telecommunication Services—0.3%
America Movil SAB de CV (Mexico)
5.500%	03/01/2014		100,000	92,440
AT&T Wireless Services, Inc.
8.750%	03/01/2031		250,000	313,379
7.875%	03/01/2011		750,000	776,814
Cingular Wireless LLC
6.500%	12/15/2011		250,000	251,165
Vodafone Group plc (United Kingdom)
7.875%	02/15/2030		250,000	269,224
5.625%	02/27/2017	†	500,000	471,877
5.375%	01/30/2015		250,000	235,772
				2,410,671
TOTAL CORPORATE OBLIGATIONS
(Cost $181,208,966)				165,339,963

U.S. GOVERNMENT AGENCY OBLIGATIONS—9.1%
U.S. Government Agency Obligations—9.1%
Federal Home Loan Bank
5.750%	05/15/2012	†	2,225,000	2,496,931
5.375%	05/18/2016	†	2,000,000	2,290,362
5.250%	06/18/2014		1,000,000	1,139,025
4.875%	09/08/2017		1,250,000	1,420,591
4.750%	12/16/2016		1,000,000	1,118,947
4.625%	02/18/2011	†	$3,500,000	$3,747,198
4.500%	11/15/2012	†	2,500,000	2,701,092
4.375%	03/17/2010	†	975,000	1,017,329
3.875%	01/15/2010	†	1,500,000	1,549,218
3.625%	09/16/2011	†	2,600,000	2,752,859
Federal Home Loan Mortgage Corp.
7.000%	03/15/2010	†	2,630,000	2,815,930
6.250%	07/15/2032	†	1,050,000	1,471,546
6.000%	06/15/2011- 04/16/2037		2,550,000	2,790,869
5.650%	02/23/2017		1,160,000	1,166,056
5.500%	07/18/2016		1,000,000	1,168,824
5.200%	03/05/2019		200,000	201,302
5.000%	01/30/2014	†	600,000	671,497
4.750%	12/08/2010		500,000	534,046
4.500%	04/02/2014- 01/15/2015		1,250,000	1,376,928
4.375%	01/25/2010- 03/01/2010		3,100,000	3,210,162
4.375%	07/17/2015	†	1,900,000	2,084,849
4.125%	07/12/2010- 02/24/2011	†	2,150,000	2,245,265
Federal Home Loan Mortgage Corp. MTN
5.375%	01/09/2014		400,000	400,296
5.250%	02/24/2011		600,000	603,763
5.050%	01/26/2015		300,000	339,337
4.150%	05/29/2013		1,300,000	1,314,597
3.450%	04/30/2010		6,000,000	6,012,264
Federal National Mortgage Association
7.250%	01/15/2010		1,300,000	1,388,442
6.625%	11/15/2030		1,000,000	1,448,617
6.250%	05/15/2029	†	1,740,000	2,383,424
6.125%	03/15/2012	†	750,000	852,455
6.060%	07/20/2027		300,000	316,126
5.945%	06/07/2027		300,000	319,765
5.800%	02/09/2026		100,000	105,374
5.700%	10/05/2021		300,000	300,758
5.625%	05/19/2011		1,300,000	1,319,326
5.500%	03/15/2011	†	2,850,000	3,117,726
5.500%	12/14/2022		130,000	130,195
5.375%	11/15/2011	†	3,500,000	3,869,253
5.375%	04/11/2022		880,000	929,972
5.000%	05/11/2017	†	650,000	742,428
4.875%	12/15/2016	†	1,000,000	1,119,257
4.750%	01/02/2013		1,300,000	1,300,000
4.625%	10/15/2013	†	900,000	991,741
4.375%	09/15/2012- 03/15/2013	†	3,900,000	4,195,338
4.125%	05/15/2010		2,300,000	2,390,866
0.000%	06/01/2017		1,000,000	752,153
Financing Corp. Fico
8.600%	09/26/2019		500,000	743,874
Financing Corp. Fico, Series E
9.650%	11/02/2018		500,000	776,645
Tennessee Valley Authority, Series E
6.250%	12/15/2017		1,200,000	1,471,630
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $74,516,293)				79,606,448

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES—39.2%
U.S. Government Agency Mortgage-Backed Securities—39.2%
Federal Home Loan Mortgage Corp.
7.500%	06/01/2027- 10/01/2029		509,191	538,139

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES—(Continued)
7.000%	02/01/2016- 09/01/2036		$1,617,891	$1,692,734
6.500%	08/01/2010- 08/01/2037		5,541,427	5,778,959
6.050%	01/01/2037	#	2,592,372	2,663,840
6.000%	11/01/2016- 06/01/2038		24,879,163	25,685,352
5.891%	01/01/2037	#	637,122	654,466
5.655%	02/01/2037	#	1,568,076	1,592,633
5.500%	02/01/2018- 09/01/2038		38,423,005	39,426,893
5.000%	05/01/2018- 06/01/2038		33,006,275	33,847,043
4.745%	09/01/2035	#	768,763	764,746
4.500%	08/01/2018- 09/01/2036		11,008,056	11,284,216
4.390%	12/01/2035	#	5,902,922	6,099,814
4.000%	05/01/2019- 12/01/2020		3,027,972	3,066,710
Federal National Mortgage Association
7.500%	06/01/2030- 07/01/2031		42,371	44,886
7.000%	03/01/2030- 04/01/2038		4,224,119	4,444,926
6.500%	02/01/2017- 01/01/2037		12,177,548	12,679,338
6.000%	04/01/2014- 12/01/2037		34,225,278	35,296,934
5.676%	01/01/2037	#	2,689,446	2,746,260
5.621%	03/01/2037	#	6,326,722	6,458,101
5.500%	01/01/2018- 01/01/2038		53,049,460	54,517,833
5.421%	02/01/2037	#	347,641	353,621
5.394%	12/01/2036	#	2,549,070	2,557,130
5.000%	03/01/2018- 04/01/2038		33,055,687	33,897,107
4.853%	10/01/2035	#	1,633,559	1,650,191
4.770%	05/01/2035	#	1,583,703	1,591,512
4.669%	05/01/2035	#	456,255	459,146
4.500%	03/01/2018- 02/01/2038		12,220,986	12,510,335
4.000%	07/01/2018- 12/01/2018		3,177,478	3,261,312
Federal National Mortgage Association TBA
6.000%	02/25/2038		1,400,000	1,436,968
Government National Mortgage Association
7.500%	12/15/2029- 05/15/2032		672,131	712,945
7.000%	09/15/2037		444,763	462,641
6.500%	03/15/2026- 12/15/2037		3,788,325	3,960,914
6.000%	02/15/2033- 03/15/2038		9,905,865	10,244,696
5.500%	03/15/2033- 06/15/2038		11,835,625	12,227,563
5.000%	05/15/2033- 05/15/2038		7,468,222	7,680,813
4.500%	07/15/2038		987,448	1,008,795
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $334,212,377)				343,299,512
U.S. TREASURY OBLIGATIONS—24.4%
U.S. Treasury Bonds—5.9%
U.S. Treasury Bond
13.250%	05/15/2014		$850,000	$888,915
11.750%	11/15/2014		500,000	545,313
11.250%	02/15/2015		1,500,000	2,278,711
9.875%	11/15/2015		550,000	819,629
9.125%	05/15/2018	†	1,060,000	1,639,605
8.750%	05/15/2017		1,250,000	1,839,844
8.500%	02/15/2020		2,500,000	3,809,375
8.125%	08/15/2019- 05/15/2021		3,010,000	4,478,808
8.000%	11/15/2021		2,420,000	3,670,082
7.875%	02/15/2021		1,350,000	2,006,860
7.625%	02/15/2025		2,774,000	4,506,016
7.500%	11/15/2024		775,000	1,243,875
7.250%	08/15/2022		1,500,000	2,181,328
7.125%	02/15/2023		325,000	471,606
6.500%	11/15/2026	†	1,550,000	2,283,829
6.250%	05/15/2030	†	410,000	616,666
6.125%	08/15/2029		2,350,000	3,450,094
6.000%	02/15/2026		2,600,000	3,629,439
5.375%	02/15/2031		911,000	1,252,056
5.250%	02/15/2029		1,380,000	1,830,442
5.000%	05/15/2037		1,410,000	2,043,399
4.750%	02/15/2037		2,750,000	3,832,812
4.500%	02/15/2036	†	150,000	199,336
4.375%	02/15/2038		1,750,000	2,344,454
				51,862,494
U.S. Treasury Notes—18.5%
U.S. Treasury Note
5.750%	08/15/2010	†	800,000	868,938
5.125%	05/15/2016	†	800,000	968,938
5.000%	02/15/2011		475,000	519,420
5.000%	08/15/2011	†	1,060,000	1,180,492
4.875%	02/15/2012	†	2,655,000	2,971,734
4.875%	05/31/2011- 08/15/2016		6,730,000	7,840,250
4.750%	05/15/2014	†	500,000	588,555
4.625%	10/31/2011- 02/15/2017		4,660,000	5,466,440
4.500%	02/28/2011- 11/15/2015	†	28,785,000	32,265,360
4.375%	08/15/2012	†	3,310,000	3,710,821
4.250%	10/15/2010- 08/15/2014	†	16,662,000	18,759,851
4.125%	08/15/2010		1,500,000	1,589,356
4.125%	05/15/2015	†	1,630,000	1,869,916
4.000%	02/15/2015		250,000	284,922
4.000%	03/15/2010- 04/15/2010	†	6,620,000	6,928,170
3.875%	09/15/2010		11,000,000	11,652,267
3.875%	07/15/2010- 02/15/2013	†	15,510,000	16,783,242
3.625%	05/15/2013	†	17,300,000	19,013,790
3.500%	02/15/2018	†	11,875,000	13,147,858
2.625%	05/31/2010	†	12,930,000	13,324,468
2.125%	01/31/2010	†	2,460,000	2,505,837
				162,240,625
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $199,230,438)				214,103,119

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value
MUNICIPAL OBLIGATIONS—0.2%
New Jersey Economic Development Authority, Series A (New Jersey)
7.425%	02/15/2029		$500,000	$502,670
New Jersey State Turnpike Authority, Series 2003-B (New Jersey)
4.252%	01/01/2016		25,000	24,768
State of Illinois, Series 2003 (Illinois)
5.100%	06/01/2033		1,100,000	966,834
State of Oregon, Series 2003 (Oregon)
5.762%	06/01/2023		200,000	196,978
TOTAL MUNICIPAL OBLIGATIONS
(Cost $1,831,273)				1,691,250

SOVEREIGN DEBT OBLIGATIONS—1.7%
Government Issued—1.7%
Brazilian Government International Bond (Brazil)
11.000%	08/17/2040	†	260,000	340,600
10.125%	05/15/2027		635,000	879,475
8.875%	04/15/2024		400,000	498,000
7.875%	03/07/2015		455,000	518,700
7.125%	01/20/2037		460,000	524,400
Hydro Quebec, Series IO (Canada)
8.050%	07/07/2024		250,000	367,542
Hydro Quebec, Series JL (Canada)
6.300%	05/11/2011		350,000	371,863
Malaysia Government (Malaysia)
7.500%	07/15/2011		250,000	271,351
People’s Republic of China (China)
4.750%	10/29/2013		250,000	259,265
Province of British Columbia, Series BCUSD-2 (Canada)
6.500%	01/15/2026		150,000	205,894
Province of Manitoba, Series FH (Canada)
4.900%	12/06/2016		500,000	550,748
Province of Ontario (Canada)
5.450%	04/27/2016	†	1,000,000	1,126,451
4.500%	02/03/2015		400,000	430,210
Province of Quebec, Series PD (Canada)
7.500%	09/15/2029		600,000	854,833
Province of Quebec, Series PJ (Canada)
6.125%	01/22/2011		850,000	895,546
Province of Saskatchewan (Canada)
7.375%	07/15/2013		230,000	279,646
Region of Lombardy (Italy)
5.804%	10/25/2032		100,000	124,646
Republic of Chile (Chile)
5.500%	01/15/2013		150,000	164,520
Republic of Finland (Finland)
6.950%	02/15/2026		150,000	221,081
Republic of Italy (Italy)
6.875%	09/27/2023	†	250,000	312,630
6.000%	02/22/2011		550,000	589,347
5.375%	06/15/2033		500,000	563,485
4.375%	06/15/2013	†	1,000,000	1,032,692
Republic of South Africa (South Africa)
7.375%	04/25/2012		250,000	248,125
State of Israel (Israel)
5.500%	11/09/2016		600,000	646,426
United Mexican States (Mexico)
8.375%	01/14/2011		500,000	542,500
8.125%	12/30/2019		750,000	888,750
United Mexican States MTN (Mexico)
8.300%	08/15/2031		500,000	615,000
United Mexican States, Series A MTN (Mexico)
5.875%	01/15/2014		$1,000,000	$1,027,500
TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $14,836,141)				15,351,226

ASSET BACKED SECURITIES—0.6%
Automobile—0.3%
Capital Auto Receivables Asset Trust Series 2007-3, Class A4
5.210%	03/17/2014		2,000,000	1,829,410
USAA Auto Owner Trust Series 2006-2, Class A4
5.370%	02/15/2012		1,000,000	975,804
				2,805,214
Credit Card—0.3%
Capital One Multi-Asset Execution Trust Series 2008-A5, Class A5
4.850%	02/18/2014		1,450,000	1,347,541
Capital One Multi-Asset Execution Trust Series 2007-A7, Class A7
5.750%	07/15/2020		500,000	377,202
MBNA Credit Card Master Note Trust Series 2005-A6, Class A6
4.500%	01/15/2013		1,200,000	1,157,780
				2,882,523
TOTAL ASSET BACKED SECURITIES
(Cost $6,184,127)				5,687,737

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES—3.6%
Mortgage Backed—3.6%
Banc of America Commercial Mortgage, Inc. Series 2004-6, Class A5
4.811%	12/10/2042		500,000	414,207
Banc of America Commercial Mortgage, Inc. Series 2002-2, Class A3
5.118%	07/11/2043		500,000	464,790
Banc of America Commercial Mortgage, Inc. Series 2007-1, Class A2
5.381%	01/15/2049		1,500,000	1,193,899
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class AM
5.180%	09/10/2047	#	1,000,000	591,580
Bear Stearns Commercial Mortgage Securities Series 2004-PWR3, Class A4
4.715%	02/11/2041		1,500,000	1,326,294
Bear Stearns Commercial Mortgage Securities Series 2005-T20, Class A4A
5.151%	10/12/2042	#	921,000	797,108
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A3
5.251%	04/15/2040	#	750,000	704,102
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class A4
5.225%	07/15/2044	#	900,000	749,138
CS First Boston Mortgage Corp. Series 2005-C2, Class A4
4.832%	04/15/2037		750,000	613,484
CS First Boston Mortgage Securities Corp. Series 2005-C5, Class A3
5.100%	08/15/2038	#	2,650,000	2,100,089

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES—(Continued)
CS First Boston Mortgage Securities Corp. Series 2004-C2, Class A2
5.416%	05/15/2036	#	$2,000,000	$1,664,375
CW Capital Cobalt Ltd. Series 2006-C1, Class A4
5.223%	08/15/2048		750,000	574,483
GE Capital Commercial Mortgage Corp. Series 2001-1, Class A2
6.531%	05/15/2033		1,000,000	978,764
GE Capital Commercial Mortgage Corp. Series 2005-C4, Class AM
5.334%	11/10/2045	#	2,000,000	1,198,668
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3, Class D
5.044%	12/10/2041	#	250,000	75,597
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4
5.444%	03/10/2039	†	1,000,000	764,176
GS Mortgage Securities Corp. II Series 2003-C1, Class A3
4.608%	01/10/2040		60,000	52,996
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP3, Class A4B
4.996%	08/15/2042	#	1,075,000	749,808
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP2, Class E
4.981%	07/15/2042	#	750,000	200,744
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB17, Class AM
5.464%	12/12/2043		750,000	363,763
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-CB13, Class AM
5.321%	01/12/2043	#	900,000	539,486
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2003-ML1A, Class A2
4.767%	03/12/2039		1,000,000	885,714
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-CB9, Class A4
5.371%	06/12/2041	#	750,000	636,162
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP2, Class A4
4.738%	07/15/2042		935,000	735,692
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-CBX, Class AJ
4.951%	01/12/2037	#	1,750,000	842,373
LB-UBS Commercial Mortgage Trust Series 2004-C7, Class A6
4.786%	10/15/2029	#	1,000,000	802,482
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class A3
5.430%	02/15/2040		750,000	541,343
LB-UBS Commercial Mortgage Trust Series 2007-C1, Class A4
5.424%	02/15/2040		1,000,000	744,953
Merrill Lynch Mortgage Trust Series 2002-MW1, Class A3
5.403%	07/12/2034		471,405	459,876
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1, Class A3
5.473%	02/12/2039	#	750,000	566,925
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4
5.414%	07/12/2046	#	750,000	592,396
Morgan Stanley Capital I Series 2006-IQ12, Class A2
5.283%	12/15/2043		$750,000	$616,313
Morgan Stanley Capital I Series 2007-HQ11, Class A4
5.447%	02/12/2044	#	1,500,000	1,117,169
Morgan Stanley Capital I Series 2007-IQ13, Class AM
5.406%	03/15/2044		1,500,000	681,276
Morgan Stanley Capital I Series 2004-T13, Class A2
3.940%	09/13/2045		459,893	436,275
Morgan Stanley Capital I Series 2006-HQ9, Class AM
5.773%	07/12/2044	#	1,000,000	508,085
Morgan Stanley Dean Witter Capital I Series 2003-HQ2, Class A1
4.180%	03/12/2035		513,433	467,953
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class AJ
5.987%	06/15/2045	#	1,000,000	316,923
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A3
5.705%	05/15/2043	#	1,000,000	780,909
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class A5
5.342%	12/15/2043		500,000	328,765
Wachovia Bank Commercial Mortgage Trust Series 2006-C28, Class A2
5.500%	10/15/2048		500,000	415,547
Wachovia Bank Commercial Mortgage Trust Series 2004-C15, Class B
4.892%	10/15/2041		1,000,000	375,205
Wachovia Bank Commercial Mortgage Trust Series 2003-C9, Class A4
5.012%	12/15/2035	#	750,000	643,831
Wachovia Bank Commercial Mortgage Trust Series 2003-C5, Class A2
3.989%	06/15/2035		750,000	620,960
Wachovia Bank Commercial Mortgage Trust Series 2004-C12, Class A4
5.232%	07/15/2041	#	750,000	632,584
Wachovia Bank Commercial Mortgage Trust Series 2004-C11, Class A5
5.215%	01/15/2041	#	500,000	420,715
TOTAL NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES
(Cost $42,777,298)				31,287,977

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS—0.9%
Non-U.S. Government Agency Obligations—0.9%
China Development Bank Corp. (China)
5.000%	10/15/2015		250,000	250,836
Export-Import Bank Of Korea (Korea, Republic of)
5.125%	03/16/2015	†	500,000	419,375
Kreditanstalt fuer Wiederaufbau (Germany)
4.125%	10/15/2014	†	1,000,000	1,045,556
3.250%	02/15/2011		1,000,000	1,029,040
3.250%	03/15/2013		750,000	770,670
Kreditanstalt fuer Wiederaufbau MTN (Germany)
4.875%	01/17/2017	†	1,000,000	1,119,660
Landwirtschaftliche Rentenbank, Series G13 (Germany)
4.875%	11/16/2015		1,000,000	1,097,761
Oesterreichische Kontrollbank AG (Austria)
4.750%	11/08/2011		1,000,000	1,073,437

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS—(Continued)
Pemex Project Funding Master Trust
9.125%	10/13/2010	α	$80,000	$84,400
6.625%	06/15/2035	†	500,000	423,875
Svensk Exportkredit AB (Sweden)
5.125%	03/01/2017		500,000	548,805
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $7,541,435)				7,863,415

		Shares	Value
CASH EQUIVALENTS—18.4%
Institutional Money Market Funds—5.6%
AIM Short-Term Investments Trust Prime Assets Portfolio	††	28,005,813	28,005,813
Fidelity Institutional Money Market: Money Market Portfolio-Institutional Class		21,035,826	21,035,826
			49,041,639

Coupon Rate	Maturity Date		Face	Value
Certificates of Deposit—6.3%
Allied Irish Banks plc/New York
1.000%	01/20/2009	††	$6,000,000	6,000,000
Bayerische Landesbank/New York
2.750%	01/12/2009	††	8,000,000	8,000,000
Calyon/New York
4.615%	01/16/2009	††	4,532,645	4,532,645
Credit Industriel et Commercial
2.240%	03/17/2009	††	6,000,000	6,000,000
HSH Nordbank AG
1.850%	01/20/2009	††	7,000,311	7,000,311
Landesbank Hessen-Thueringen Girozentrale/New York
3.050%	01/02/2009	††	8,000,000	8,000,000
Natixis/New York
4.133%	01/02/2009	#††	10,980,163	10,980,163
Westpac Securities NZ Ltd.
2.250%	03/16/2009	††	4,971,723	4,971,723
				55,484,842
Medium Term Notes—4.1%
AT&T, Inc.
4.973%	04/27/2009	††	8,219,573	8,219,573
BBVA Senior Finance SA
4.620%	04/17/2009	#††	5,034,328	5,034,328
General Electric Capital Corp.
3.565%	10/26/2009	#††	7,829,538	7,829,538
Royal Bank of Scotland Group plc
3.655%	01/30/2009	††	8,043,941	8,043,941
Toyota Motor Credit Corp.
0.590%	08/05/2009	#††	6,869,132	6,869,132
				35,996,512
Time Deposits—2.4%
Banco Popular Espanol SA
3.120%	01/05/2009	††	$8,000,000	$8,000,000
Danske Bank A/S
2.000%	02/11/2009	††	7,000,000	7,000,000
Raiffeisen Zentralbank Oesterreich AG
1.750%	01/20/2009	††	6,000,000	6,000,000
				21,000,000
TOTAL CASH EQUIVALENTS
(Cost $161,522,993)				161,522,993
TOTAL INVESTMENTS—117.0%
(Cost $1,023,861,341)				1,025,753,640
Other assets less liabilities—(17.0%)				(149,119,138)
NET ASSETS—100.0%				$876,634,502

Notes to the Schedule of Investments:
MTN	Medium Term Note
TBA	Security is subject to delayed delivery.
†	Denotes all or a portion of security on loan.
α	Illiquid security.
▲	Security in default.
#	Rate is subject to change. Rate shown reflects current rate.
††	Represents reinvestment of collateral received in conjunction with securities lending.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint 500
Stock Index Fund

		Shares	Value
COMMON STOCKS—97.9%
Aerospace & Defense—2.8%
Boeing Co. (The)		23,946	$1,021,776
General Dynamics Corp.		12,692	730,932
Goodrich Corp.		4,091	151,449
Honeywell International, Inc.		23,637	776,003
L-3 Communications Holdings, Inc.		4,003	295,341
Lockheed Martin Corp.		10,773	905,794
Northrop Grumman Corp.		10,666	480,397
Precision Castparts Corp.		4,483	266,649
Raytheon Co.		13,524	690,265
Rockwell Collins, Inc.	†	5,106	199,593
United Technologies Corp.		30,886	1,655,489
			7,173,688
Air Freight & Logistics—1.1%
C.H. Robinson Worldwide, Inc.	†	5,392	296,722
Expeditors International of Washington, Inc.	†	6,669	221,878
FedEx Corp.	†	10,095	647,594
United Parcel Service, Inc., Class B		32,331	1,783,378
			2,949,572
Airlines—0.1%
Southwest Airlines Co.		23,556	203,053
Auto Components—0.2%
Goodyear Tire & Rubber Co. (The)	*	7,363	43,957
Johnson Controls, Inc.		19,019	345,385
			389,342
Automobiles—0.2%
Ford Motor Co.	*†	76,677	175,591
General Motors Corp.	†	22,415	71,728
Harley-Davidson, Inc.	†	8,160	138,475
			385,794
Beverages—2.5%
Brown-Forman Corp., Class B		3,080	158,589
Coca-Cola Co. (The)		64,484	2,919,191
Coca-Cola Enterprises, Inc.		9,748	117,268
Constellation Brands, Inc., Class A	*†	6,458	101,843
Dr. Pepper Snapple Group, Inc.	*	7,861	127,741
Molson Coors Brewing Co., Class B		4,987	243,964
Pepsi Bottling Group, Inc.		4,086	91,976
PepsiCo, Inc.		50,427	2,761,887
			6,522,459
Biotechnology—2.1%
Amgen, Inc.	*	34,325	1,982,269
Biogen Idec, Inc.	*	9,410	448,198
Celgene Corp.	*	14,815	818,973
Cephalon, Inc.	*†	2,147	165,405
Genzyme Corp.	*†	8,717	578,547
Gilead Sciences, Inc.	*	29,747	1,521,262
			5,514,654
Building Products—0.1%
Masco Corp.	†	11,772	131,022
Capital Markets—2.3%
American Capital Ltd.	†	6,407	$20,759
Ameriprise Financial, Inc.		6,718	156,933
Bank of New York Mellon Corp. (The)		37,073	1,050,278
Charles Schwab Corp. (The)		30,311	490,129
E*Trade Financial Corp.	*†	19,008	21,859
Federated Investors, Inc., Class B		2,799	47,471
Franklin Resources, Inc.		4,858	309,843
Goldman Sachs Group, Inc. (The)		14,312	1,207,790
Invesco Ltd.		12,294	177,525
Janus Capital Group, Inc.	†	4,574	36,729
Legg Mason, Inc.	†	4,387	96,119
Merrill Lynch & Co., Inc.		51,735	602,195
Morgan Stanley		34,603	555,032
Northern Trust Corp.		7,185	374,626
State Street Corp.		14,122	555,418
T. Rowe Price Group, Inc.	†	8,310	294,507
			5,997,213
Chemicals—1.7%
Air Products & Chemicals, Inc.		6,726	338,116
CF Industries Holdings, Inc.		1,735	85,293
Dow Chemical Co. (The)	†	30,015	452,926
E.I. Du Pont de Nemours & Co.		29,195	738,633
Eastman Chemical Co.	†	2,451	77,721
Ecolab, Inc.	†	5,661	198,984
International Flavors & Fragrances, Inc.	†	2,365	70,288
Monsanto Co.		17,786	1,251,245
PPG Industries, Inc.		5,430	230,395
Praxair, Inc.		10,047	596,390
Rohm & Haas Co.		3,978	245,801
Sigma-Aldrich Corp.	†	4,130	174,451
			4,460,243
Commercial Banks—3.1%
BB&T Corp.	†	17,975	493,593
Comerica, Inc.		4,863	96,530
Fifth Third Bancorp	†	19,444	160,607
First Horizon National Corp.	†	6,317	66,769
Huntington Bancshares, Inc./Ohio	†	11,365	87,056
KeyCorp		15,904	135,502
M&T Bank Corp.	†	2,431	139,564
Marshall & Ilsley Corp.	†	8,011	109,270
National City Corp.		64,773	117,239
PNC Financial Services Group, Inc.	†	11,245	551,005
Regions Financial Corp.	†	21,660	172,414
SunTrust Banks, Inc.	†	11,285	333,359
U.S. Bancorp		56,814	1,420,918
Wachovia Corp.	†	68,978	382,138
Wells Fargo & Co.		122,845	3,621,471
Zions Bancorporation	†	3,760	92,158
			7,979,593
Commercial Services & Supplies—0.5%
Avery Dennison Corp.	†	3,498	114,490
Cintas Corp.	†	4,114	95,568
Pitney Bowes, Inc.		6,462	164,652
R.R. Donnelley & Sons Co.		6,781	92,086
Republic Services, Inc.		10,360	256,824
Stericycle, Inc.	*†	2,697	140,460

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint 500
Stock Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Waste Management, Inc.	†	15,930	$527,920
			1,392,000
Communications Equipment—2.5%
Ciena Corp.	*†	2,144	14,365
Cisco Systems, Inc.	*	190,077	3,098,255
Corning, Inc.		50,696	483,133
Harris Corp.		4,297	163,501
JDS Uniphase Corp.	*†	5,668	20,688
Juniper Networks, Inc.	*	17,406	304,779
Motorola, Inc.		72,447	320,940
QUALCOMM, Inc.		53,627	1,921,455
Tellabs, Inc.	*	12,229	50,384
			6,377,500
Computers & Peripherals—4.1%
Apple, Inc.	*	28,806	2,458,592
Dell, Inc.	*	56,422	577,761
EMC Corp.	*†	67,012	701,616
Hewlett-Packard Co.		79,374	2,880,483
International Business Machines Corp.		43,609	3,670,133
Lexmark International, Inc., Class A	*†	2,870	77,203
NetApp, Inc.	*	10,193	142,396
QLogic Corp.	*†	4,584	61,609
SanDisk Corp.	*†	6,917	66,403
Sun Microsystems, Inc.	*†	23,439	89,537
Teradata Corp.	*	5,590	82,900
			10,808,633
Construction & Engineering—0.2%
Fluor Corp.	†	5,774	259,079
Jacobs Engineering Group, Inc.	*	4,036	194,132
			453,211
Construction Materials—0.1%
Vulcan Materials Co.	†	3,695	257,098
Consumer Finance—0.5%
American Express Co.		37,519	695,977
Capital One Financial Corp.	†	12,617	402,356
Discover Financial Services	†	15,513	147,839
SLM Corp.	*†	14,883	132,459
			1,378,631
Containers & Packaging—0.2%
Ball Corp.		3,168	131,757
Bemis Co., Inc.		3,365	79,683
Owens-Illinois, Inc.	*	5,401	147,609
Pactiv Corp.	*	4,478	111,413
Sealed Air Corp.		4,782	71,443
			541,905
Distributors—0.1%
Genuine Parts Co.		5,034	190,587
Diversified Consumer Services—0.2%
Apollo Group, Inc., Class A	*	3,510	268,936
H&R Block, Inc.	†	10,879	247,171
			516,107
Diversified Financial Services—3.3%
Bank of America Corp.		162,585	2,289,197
CIT Group, Inc.	†	8,652	39,280
Citigroup, Inc.		176,111	$1,181,705
CME Group, Inc.		2,162	449,934
IntercontinentalExchange, Inc.	*†	2,464	203,132
JPMorgan Chase & Co.		120,989	3,814,783
Leucadia National Corp.	*†	5,750	113,850
Moody’s Corp.	†	6,109	122,730
NASDAQ OMX Group, Inc. (The)	*†	4,206	103,930
NYSE Euronext		8,929	244,476
			8,563,017
Diversified Telecommunication Services—3.5%
AT&T, Inc.		191,065	5,445,352
CenturyTel, Inc.		3,293	89,998
Embarq Corp.		4,416	158,799
Frontier Communications Corp.	†	10,409	90,975
Qwest Communications International, Inc.	†	49,218	179,154
Verizon Communications, Inc.		92,048	3,120,427
Windstream Corp.		14,143	130,116
			9,214,821
Electric Utilities—2.4%
Allegheny Energy, Inc.	†	5,689	192,629
American Electric Power Co., Inc.		12,857	427,881
Duke Energy Corp.		41,035	615,935
Edison International		10,430	335,012
Entergy Corp.		6,222	517,235
Exelon Corp.	†	21,260	1,182,269
FirstEnergy Corp.		9,839	477,979
FPL Group, Inc.		13,254	667,074
Pepco Holdings, Inc.		7,419	131,761
Pinnacle West Capital Corp.	†	3,328	106,929
PPL Corp.		11,983	367,758
Progress Energy, Inc.	†	8,591	342,351
Southern Co.		25,056	927,072
			6,291,885
Electrical Equipment—0.5%
Cooper Industries Ltd., Class A	†	5,710	166,903
Emerson Electric Co.		25,106	919,131
Rockwell Automation, Inc.		4,562	147,079
			1,233,113
Electronic Equipment, Instruments & Components—0.3%
Agilent Technologies, Inc.	*	11,849	185,200
Amphenol Corp., Class A		5,468	131,123
Flir Systems, Inc.	*	4,491	137,784
Jabil Circuit, Inc.		5,995	40,466
Molex, Inc.	†	4,262	61,756
Tyco Electronics Ltd. (Bermuda)		14,998	243,118
			799,447
Energy Equipment & Services—1.5%
Baker Hughes, Inc.		10,114	324,356
BJ Services Co.	†	10,220	119,267
Cameron International Corp.	*†	6,832	140,056
ENSCO International, Inc.		4,695	133,291
Halliburton Co.	†	28,852	524,529
Nabors Industries Ltd. (Bermuda)	*†	9,162	109,669
National Oilwell Varco, Inc.	*	13,369	326,738
Noble Corp.	†	8,474	187,191

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint 500
Stock Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Rowan Cos., Inc.	†	3,489	$55,475
Schlumberger Ltd.		38,781	1,641,600
Smith International, Inc.		7,239	165,701
Weatherford International Ltd.	*	21,823	236,125
			3,963,998
Food & Staples Retailing—3.2%
Costco Wholesale Corp.	†	14,072	738,780
CVS Caremark Corp.		46,410	1,333,823
Kroger Co. (The)		21,253	561,292
Safeway, Inc.		13,907	330,569
SUPERVALU, Inc.		7,553	110,274
SYSCO Corp.		19,204	440,540
Walgreen Co.		32,031	790,205
Wal-Mart Stores, Inc.		72,470	4,062,668
Whole Foods Market, Inc.		4,200	39,648
			8,407,799
Food Products—1.8%
Archer-Daniels-Midland Co.	†	20,601	593,927
Campbell Soup Co.		6,910	207,369
ConAgra Foods, Inc.		14,538	239,877
Dean Foods Co.	*†	5,054	90,820
General Mills, Inc.		10,880	660,960
H.J. Heinz Co.	†	10,135	381,076
Hershey Co. (The)	†	5,549	192,772
J.M. Smucker Co. (The)		3,725	161,516
Kellogg Co.		8,112	355,711
Kraft Foods, Inc., Class A	†	47,749	1,282,061
McCormick & Co., Inc.	†	4,418	140,758
Sara Lee Corp.		22,666	221,900
Tyson Foods, Inc., Class A	†	9,193	80,531
			4,609,278
Gas Utilities—0.2%
Equitable Resources, Inc.	†	4,225	141,749
Nicor, Inc.	†	1,395	48,462
Questar Corp.		5,848	191,171
			381,382
Health Care Equipment & Supplies—2.1%
Baxter International, Inc.		20,300	1,087,877
Becton Dickinson & Co.		7,909	540,897
Boston Scientific Corp.	*	47,949	371,125
C.R. Bard, Inc.	†	3,184	268,284
Covidien Ltd.	†	16,284	590,132
Dentsply International, Inc.	†	4,693	132,530
Hospira, Inc.	*	5,242	140,590
Intuitive Surgical, Inc.	*†	1,310	166,357
Medtronic, Inc.		36,490	1,146,516
St. Jude Medical, Inc.	*	11,085	365,362
Stryker Corp.	†	8,058	321,917
Varian Medical Systems, Inc.	*	4,001	140,195
Zimmer Holdings, Inc.	*†	7,221	291,873
			5,563,655
Health Care Providers & Services—2.1%
Aetna, Inc.	†	15,052	428,982
AmerisourceBergen Corp.		5,126	182,793
Cardinal Health, Inc.		11,768	405,643
Cigna Corp.		8,754	147,505
Coventry Health Care, Inc.	*†	4,800	71,424
DaVita, Inc.	*†	3,513	174,139
Express Scripts, Inc.	*†	7,984	438,960
Humana, Inc.	*	5,501	205,077
Laboratory Corp. of America Holdings	*†	3,523	$226,916
McKesson Corp.		8,883	344,039
Medco Health Solutions, Inc.	*	16,404	687,492
Patterson Cos., Inc.	*†	2,852	53,475
Quest Diagnostics, Inc.	†	5,216	270,763
Tenet Healthcare Corp.	*†	14,819	17,042
UnitedHealth Group, Inc.		39,404	1,048,146
WellPoint, Inc.	*	16,598	699,274
			5,401,670
Health Care Technology—0.0%
IMS Health, Inc.		6,032	91,445
Hotels, Restaurants & Leisure—1.5%
Carnival Corp.		14,407	350,378
Darden Restaurants, Inc.		4,663	131,403
International Game Technology		9,467	112,563
Marriott International, Inc., Class A	†	9,595	186,623
McDonald’s Corp.		36,194	2,250,905
Starbucks Corp.	*	23,526	222,556
Starwood Hotels & Resorts Worldwide, Inc.	†	5,931	106,165
Wyndham Worldwide Corp.	†	6,076	39,798
Wynn Resorts Ltd.	*†	2,210	93,394
Yum! Brands, Inc.		14,974	471,681
			3,965,466
Household Durables—0.4%
Black & Decker Corp.		1,913	79,982
Centex Corp.		3,736	39,751
D.R. Horton, Inc.		8,784	62,103
Fortune Brands, Inc.		4,752	196,163
Harman International Industries, Inc.		2,000	33,460
KB Home	†	2,308	31,435
Leggett & Platt, Inc.		5,276	80,142
Lennar Corp., Class A	†	4,253	36,873
Newell Rubbermaid, Inc.		8,746	85,536
Pulte Homes, Inc.	†	7,777	85,003
Snap-On, Inc.	†	1,846	72,695
Stanley Works (The)	†	2,596	88,524
Whirlpool Corp.	†	2,302	95,188
			986,855
Household Products—3.1%
Clorox Co.		4,440	246,686
Colgate-Palmolive Co.		16,357	1,121,109
Kimberly-Clark Corp.		13,435	708,562
Procter & Gamble Co.		96,803	5,984,362
			8,060,719
Independent Power Producers & Energy Traders—0.1%
AES Corp. (The)	*	22,610	186,307
Constellation Energy Group, Inc.	†	5,647	141,683
Dynegy, Inc., Class A	*†	14,627	29,254
			357,244
Industrial Conglomerates—2.8%
3M Co.		22,602	1,300,519
General Electric Co.		340,556	5,517,007
Textron, Inc.		8,069	111,917
Tyco International Ltd. (Bermuda)		15,623	337,457
			7,266,900

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint 500
Stock Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Insurance—2.6%
Aflac, Inc.		15,175	$695,622
Allstate Corp. (The)		17,176	562,686
American International Group, Inc.		91,105	143,035
AON Corp.		8,811	402,486
Assurant, Inc.		3,669	110,070
Chubb Corp.		11,435	583,185
Cincinnati Financial Corp.		5,083	147,763
Genworth Financial, Inc., Class A	†	13,920	39,394
Hartford Financial Services Group, Inc.	†	9,464	155,399
Lincoln National Corp.		7,954	149,853
Loews Corp.		11,901	336,203
Marsh & McLennan Cos., Inc.		16,806	407,882
MBIA, Inc.	*†	6,439	26,207
MetLife, Inc.		25,667	894,752
Principal Financial Group, Inc.	†	8,494	191,709
Progressive Corp. (The)	†	22,190	328,634
Prudential Financial, Inc.		13,623	412,232
Torchmark Corp.	†	2,839	126,903
Travelers Cos., Inc. (The)		19,119	864,179
Unum Group	†	10,826	201,364
XL Capital Ltd., Class A (Bermuda)		12,158	44,984
			6,824,542
Internet & Catalog Retail—0.2%
Amazon.com, Inc.	*†	10,385	532,543
Expedia, Inc.	*	6,356	52,373
			584,916
Internet Software & Services—1.4%
Akamai Technologies, Inc.	*†	5,150	77,713
eBay, Inc.	*†	34,964	488,097
Google, Inc., Class A	*	7,752	2,384,903
VeriSign, Inc.	*†	6,024	114,938
Yahoo! Inc.	*†	44,819	546,792
			3,612,443
IT Services—1.0%
Affiliated Computer Services, Inc., Class A	*	3,065	140,837
Automatic Data Processing, Inc.		16,406	645,412
Cognizant Technology Solutions Corp., Class A	*†	9,530	172,112
Computer Sciences Corp.	*†	4,843	170,183
Convergys Corp.	*	4,528	29,024
Fidelity National Information Services, Inc.		5,813	94,577
Fiserv, Inc.	*	5,132	186,651
Mastercard, Inc., Class A	†	2,377	339,745
Paychex, Inc.		10,560	277,517
Total System Services, Inc.		6,097	85,358
Western Union Co. (The)		23,332	334,581
			2,475,997
Leisure Equipment & Products—0.1%
Eastman Kodak Co.	†	8,976	59,062
Hasbro, Inc.	†	4,244	123,798
Mattel, Inc.	†	11,814	189,024
			371,884
Life Sciences Tools & Services—0.3%
Life Technologies Corp.	*	5,539	$129,114
Millipore Corp.	*†	1,827	94,127
PerkinElmer, Inc.	†	4,019	55,904
Thermo Fisher Scientific, Inc.	*	13,617	463,931
Waters Corp.	*†	3,186	116,767
			859,843
Machinery—1.6%
Caterpillar, Inc.		19,701	880,044
Cummins, Inc.		6,590	176,151
Danaher Corp.		8,293	469,467
Deere & Co.	†	13,877	531,767
Dover Corp.		5,839	192,220
Eaton Corp.		5,364	266,644
Flowserve Corp.		1,775	91,412
Illinois Tool Works, Inc.		13,002	455,720
Ingersoll-Rand Co. Ltd., Class A (Bermuda)	†	10,771	186,877
ITT Corp.		5,850	269,041
Manitowoc Co., Inc. (The)		3,906	33,826
PACCAR, Inc.	†	11,661	333,504
Pall Corp.		3,958	112,526
Parker Hannifin Corp.		5,294	225,207
			4,224,406
Media—2.5%
CBS Corp., Class B	†	22,183	181,679
Comcast Corp., Class A		93,570	1,579,461
DIRECTV Group, Inc. (The)	*†	17,915	410,433
Gannett Co., Inc.	†	7,093	56,744
Interpublic Group of Cos., Inc.	*†	16,092	63,724
McGraw-Hill Cos., Inc. (The)		10,098	234,173
Meredith Corp.	†	1,189	20,356
New York Times Co. (The), Class A	†	4,417	32,377
News Corp., Class A		75,026	681,986
Omnicom Group, Inc.	†	10,092	271,677
Scripps Networks Interactive, Inc., Class A		3,006	66,132
Time Warner, Inc.		115,896	1,165,914
Viacom, Inc., Class B	*	20,449	389,758
Walt Disney Co. (The)		60,151	1,364,826
Washington Post Co. (The), Class B	†	182	71,025
			6,590,265
Metals & Mining—0.7%
AK Steel Holding Corp.		3,429	31,958
Alcoa, Inc.	†	25,638	288,684
Allegheny Technologies, Inc.	†	3,169	80,905
Freeport-McMoRan Copper & Gold, Inc.	†	12,295	300,490
Newmont Mining Corp.		14,606	594,464
Nucor Corp.		10,130	468,006
Titanium Metals Corp.	†	2,725	24,007
United States Steel Corp.	†	3,716	138,235
			1,926,749
Multiline Retail—0.7%
Big Lots, Inc.	*†	2,400	34,776
Family Dollar Stores, Inc.		4,363	113,743
J.C. Penney Co., Inc.	†	7,038	138,649
Kohl’s Corp.	*	10,038	363,376
Macy’s, Inc.		13,515	139,880
Nordstrom, Inc.	†	4,969	66,137

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint 500
Stock Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Sears Holdings Corp.	*†	1,772	$68,878
Target Corp.		24,424	843,361
			1,768,800
Multi-Utilities—1.4%
Ameren Corp.		6,790	225,835
Centerpoint Energy, Inc.		11,226	141,672
CMS Energy Corp.	†	7,199	72,782
Consolidated Edison, Inc.	†	8,742	340,326
Dominion Resources, Inc.		18,770	672,717
DTE Energy Co.		5,330	190,121
Integrys Energy Group, Inc.	†	2,588	111,232
NiSource, Inc.		8,413	92,291
PG&E Corp.		11,642	450,662
Public Service Enterprise Group, Inc.		16,229	473,400
SCANA Corp.		3,801	135,316
Sempra Energy	†	8,079	344,408
TECO Energy, Inc.	†	7,055	87,129
Wisconsin Energy Corp.	†	3,691	154,948
Xcel Energy, Inc.		14,709	272,852
			3,765,691
Office Electronics—0.1%
Xerox Corp.		27,750	221,167
Oil, Gas & Consumable Fuels—11.5%
Anadarko Petroleum Corp.		14,951	576,361
Apache Corp.		10,822	806,564
Cabot Oil & Gas Corp.	†	3,632	94,432
Chesapeake Energy Corp.	†	17,386	281,132
Chevron Corp.		65,940	4,877,582
ConocoPhillips		48,407	2,507,483
Consol Energy, Inc.		5,956	170,222
Devon Energy Corp.		14,291	939,062
El Paso Corp.	†	22,180	173,669
EOG Resources, Inc.		8,059	536,568
Exxon Mobil Corp.		165,470	13,209,470
Hess Corp.		9,199	493,434
Marathon Oil Corp.		22,792	623,589
Massey Energy Co.		2,476	34,144
Murphy Oil Corp.		6,263	277,764
Noble Energy, Inc.		5,694	280,259
Occidental Petroleum Corp.		26,424	1,585,176
Peabody Energy Corp.		8,725	198,494
Pioneer Natural Resources Co.		3,701	59,882
Range Resources Corp.	†	5,075	174,529
Southwestern Energy Co.	*†	11,260	326,202
Spectra Energy Corp.	†	20,184	317,696
Sunoco, Inc.	†	3,836	166,713
Tesoro Corp.		4,285	56,433
Valero Energy Corp.		17,194	372,078
Williams Cos., Inc.		18,947	274,353
XTO Energy, Inc.		18,644	657,574
			30,070,865
Paper & Forest Products—0.2%
International Paper Co.	†	14,404	169,967
MeadWestvaco Corp.		5,462	61,120
Weyerhaeuser Co.	†	6,999	214,239
			445,326
Personal Products—0.2%
Avon Products, Inc.		13,983	336,012
Estee Lauder Cos., Inc. (The), Class A	†	3,640	$112,694
			448,706
Pharmaceuticals—7.8%
Abbott Laboratories		50,281	2,683,497
Allergan, Inc.	†	9,831	396,386
Bristol-Myers Squibb Co.	†	64,015	1,488,349
Eli Lilly & Co.		32,361	1,303,177
Forest Laboratories, Inc.	*	9,616	244,919
Johnson & Johnson		90,044	5,387,332
King Pharmaceuticals, Inc.	*†	7,638	81,116
Merck & Co., Inc.		68,673	2,087,659
Mylan, Inc.	*†	9,331	92,284
Pfizer, Inc.		218,578	3,871,016
Schering-Plough Corp.		52,594	895,676
Watson Pharmaceuticals, Inc.	*†	3,496	92,889
Wyeth		43,115	1,617,244
			20,241,544
Professional Services—0.2%
Dun & Bradstreet Corp.		1,741	134,405
Equifax, Inc.	†	4,486	118,969
Monster Worldwide, Inc.	*†	4,065	49,146
Robert Half International, Inc.	†	5,293	110,200
			412,720
Real Estate Investment Trusts (REIT)—0.9%
Apartment Investment & Management Co., Class A REIT	†	3,007	34,731
AvalonBay Communities, Inc. REIT	†	2,470	149,633
Boston Properties, Inc. REIT	†	4,022	221,210
Developers Diversified Realty Corp. REIT	†	3,951	19,281
Equity Residential REIT	†	8,707	259,643
HCP, Inc. REIT	†	8,102	224,992
Host Hotels & Resorts, Inc. REIT	†	16,217	122,763
Kimco Realty Corp. REIT		7,293	133,316
Plum Creek Timber Co., Inc. REIT	†	5,574	193,641
ProLogis REIT	†	8,124	112,842
Public Storage REIT		4,019	319,510
Simon Property Group, Inc. REIT	†	7,280	386,786
Vornado Realty Trust REIT	†	4,536	273,748
			2,452,096
Real Estate Management & Development—0.0%
CB Richard Ellis Group, Inc., Class A	*†	5,846	25,255
Road & Rail—1.0%
Burlington Northern Santa Fe Corp.		9,139	691,914
CSX Corp.		12,868	417,824
Norfolk Southern Corp.		12,177	572,928
Ryder System, Inc.		1,762	68,330
Union Pacific Corp.		16,473	787,409
			2,538,405
Semiconductors & Semiconductor Equipment—2.1%
Advanced Micro Devices, Inc.	*†	20,413	44,092
Altera Corp.	†	9,869	164,911
Analog Devices, Inc.	†	9,501	180,709

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint 500
Stock Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Applied Materials, Inc.		43,969	$445,406
Broadcom Corp., Class A	*†	14,124	239,684
Intel Corp.		180,586	2,647,391
KLA-Tencor Corp.	†	5,560	121,152
Linear Technology Corp.	†	7,274	160,901
LSI Corp.	*†	20,107	66,152
MEMC Electronic Materials, Inc.	*	7,012	100,131
Microchip Technology, Inc.		6,378	124,562
Micron Technology, Inc.	*†	23,746	62,689
National Semiconductor Corp.		6,093	61,357
Novellus Systems, Inc.	*	3,117	38,464
Nvidia Corp.	*	17,695	142,799
Teradyne, Inc.	*	6,358	26,831
Texas Instruments, Inc.		42,524	659,973
Xilinx, Inc.	†	8,667	154,446
			5,441,650
Software—3.6%
Adobe Systems, Inc.	*	16,933	360,504
Autodesk, Inc.	*†	7,066	138,847
BMC Software, Inc.	*	6,416	172,655
CA, Inc.	†	12,740	236,072
Citrix Systems, Inc.	*	5,985	141,066
Compuware Corp.	*†	9,006	60,790
Electronic Arts, Inc.	*	10,239	164,234
Intuit, Inc.	*	10,626	252,792
McAfee, Inc.	*†	4,949	171,087
Microsoft Corp.		248,860	4,837,838
Novell, Inc.	*†	11,821	45,984
Oracle Corp.	*	126,670	2,245,859
Salesforce.com, Inc.	*†	3,365	107,714
Symantec Corp.	*	27,535	372,273
			9,307,715
Specialty Retail—1.7%
Abercrombie & Fitch Co., Class A	†	2,804	64,688
AutoNation, Inc.	*†	4,218	41,674
AutoZone, Inc.	*†	1,260	175,732
Bed Bath & Beyond, Inc.	*†	8,409	213,757
Best Buy Co., Inc.	†	11,195	314,691
GameStop Corp., Class A	*†	5,362	116,141
Gap, Inc. (The)		15,191	203,407
Home Depot, Inc.		54,933	1,264,558
Limited Brands, Inc.	†	8,888	89,236
Lowe’s Cos., Inc.		47,417	1,020,414
Office Depot, Inc.	*	8,714	25,968
RadioShack Corp.		3,908	46,661
Sherwin-Williams Co. (The)		3,072	183,552
Staples, Inc.		22,754	407,752
Tiffany & Co.	†	3,866	91,354
TJX Cos, Inc.	†	13,834	284,565
			4,544,150
Textiles, Apparel & Luxury Goods—0.4%
Coach, Inc.	*†	10,467	217,400
Jones Apparel Group, Inc.	†	2,636	15,447
Nike, Inc., Class B		12,733	649,383
Polo Ralph Lauren Corp.	†	1,954	88,731
V.F. Corp.	†	2,981	163,269
			1,134,230
Thrifts & Mortgage Finance—0.2%
Hudson City Bancorp, Inc.	†	16,679	$266,197
People’s United Financial, Inc.		10,952	195,274
Sovereign Bancorp, Inc.	*†	16,814	50,106
			511,577
Tobacco—1.8%
Altria Group, Inc.		66,616	1,003,237
Lorillard, Inc.		5,568	313,757
Philip Morris International, Inc.		65,684	2,857,911
Reynolds American, Inc.	†	5,390	217,271
UST, Inc.		4,777	331,428
			4,723,604
Trading Companies & Distributors—0.1%
Fastenal Co.		4,379	152,608
W.W. Grainger, Inc.	†	2,018	159,099
			311,707
Wireless Telecommunication Services—0.2%
American Tower Corp., Class A	*†	12,779	374,680
Sprint Nextel Corp.	*†	91,447	167,348
			542,028
TOTAL COMMON STOCKS
(Cost $227,856,093)			255,159,280

Coupon Rate	Maturity Date		Face	Value
U.S. TREASURY OBLIGATIONS—0.2%
U.S. Treasury Bills—0.2%
U.S. Treasury Bill
0.240%	06/18/2009	‡‡
(Cost $654,284)			$655,000	654,548

		Shares	Value
CASH EQUIVALENTS—12.6%
Institutional Money Market Funds—7.1%
AIM Short-Term Investments Trust Prime Assets Portfolio	††	14,269,494	14,269,495
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class		4,393,703	4,393,703
			18,663,198

Coupon Rate	Maturity Date		Face	Value
Certificates of Deposit—3.2%
Allied Irish Banks plc/New York
1.000%	01/20/2009	††	$1,500,000	1,500,000
Bayerische Landesbank/New York
2.750%	01/12/2009	††	1,000,000	1,000,000
Credit Industriel et Commercial
2.240%	03/17/2009	††	1,500,000	1,500,000
HSH Nordbank AG
1.850%	01/20/2009	††	1,000,044	1,000,044
Landesbank Hessen-Thueringen Girozentrale/New York
3.050%	01/02/2009	††	1,250,000	1,250,000
Norinchukin Bank/New York
1.650%	01/12/2009	††	1,000,000	1,000,000

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint 500
Stock Index Fund

Coupon Rate	Maturity Date		Face	Value
CASH EQUIVALENTS—(Continued)
Westpac Securities NZ Ltd.
2.250%	03/16/2009	††	$994,345	$994,345
				8,244,389
Medium Term Notes—1.0%
BBVA Senior Finance SA
4.620%	04/17/2009	#††	1,510,299	1,510,298
Royal Bank of Scotland Group plc
3.655%	01/30/2009	††	1,005,493	1,005,493
				2,515,791
Time Deposits—1.3%
Banco Popular Espanol SA
3.120%	01/05/2009	††	1,000,000	1,000,000
Danske Bank A/S
2.000%	02/11/2009	††	1,000,000	1,000,000
Raiffeisen Zentralbank Oesterreich AG
1.750%	01/20/2009	††	1,500,000	1,500,000
				3,500,000
TOTAL CASH EQUIVALENTS
(Cost $32,923,378)				32,923,378
TOTAL INVESTMENTS—110.7%
(Cost $261,433,755)				288,737,206
Other assets less liabilities—(10.7%)				(28,000,081)
NET ASSETS—100.0%				$260,737,125

Notes to the Schedule of Investments:
REIT	Real Estate Investment Trust
†	Denotes all or a portion of security on loan.
*	Non-income producing.
‡‡	Security has been pledged as collateral for futures contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.
#	Rate is subject to change. Rate shown reflects current rate.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—97.5%
Aerospace & Defense—2.3%
AAR Corp.	*	1,489	$27,412
Alliant Techsystems, Inc.	*†	1,550	132,928
Applied Signal Technology, Inc.		1,237	22,192
Axsys Technologies, Inc.	*†	883	48,441
BE Aerospace, Inc.	*†	2,393	18,402
Boeing Co. (The)		26,137	1,115,266
Ceradyne, Inc.	*†	1,867	37,919
Cubic Corp.		1,692	46,022
Curtiss-Wright Corp.	†	2,112	70,520
Esterline Technologies Corp.	*	1,049	39,747
GenCorp, Inc.	*	1,629	5,995
General Dynamics Corp.		13,610	783,800
Goodrich Corp.		4,882	180,732
HEICO Corp., Class A		878	25,427
Honeywell International, Inc.		27,016	886,935
Kratos Defense & Security Solutions, Inc.	*	2,398	3,357
Kreisler Manufacturing Corp.	*	1,250	6,087
L-3 Communications Holdings, Inc.		5,024	370,671
Ladish Co., Inc.	*†	900	12,465
Lockheed Martin Corp.		12,021	1,010,726
Moog, Inc., Class A	*†	1,446	52,880
Northrop Grumman Corp.		12,233	550,974
Orbital Sciences Corp.	*†	2,123	41,462
Precision Castparts Corp.		5,136	305,489
Raytheon Co.		16,756	855,226
Rockwell Collins, Inc.	†	6,041	236,143
Spirit Aerosystems Holdings, Inc., Class A	*	2,103	21,388
Taser International, Inc.	*	2,292	12,102
Teledyne Technologies, Inc.	*	1,228	54,707
Triumph Group, Inc.		822	34,902
United Technologies Corp.		35,225	1,888,060
			8,898,377
Air Freight & Logistics—0.8%
Air T, Inc.		1,352	7,977
Atlas Air Worldwide Holdings, Inc.	*	600	11,340
C.H. Robinson Worldwide, Inc.		7,150	393,464
Expeditors International of Washington, Inc.		8,772	291,844
FedEx Corp.		11,491	737,148
Forward Air Corp.		1,431	34,730
HUB Group, Inc., Class A	*†	2,400	63,672
Pacer International, Inc.		1,664	17,356
United Parcel Service, Inc., Class B		25,582	1,411,103
UTi Worldwide, Inc. (Virgin Islands, British)		2,208	31,663
			3,000,297
Airlines—0.2%
Airtran Holdings, Inc.	*†	3,168	14,066
Alaska Air Group, Inc.	*	1,343	39,283
AMR Corp.	*	6,672	71,190
Continental Airlines, Inc., Class B	*†	2,723	49,177
Delta Air Lines, Inc.	*	25,505	292,287
ExpressJet Holdings, Inc.	*	263	447
JetBlue Airways Corp.	*	6,414	45,540
Mesa Air Group, Inc.	*	847	220
Skywest, Inc.		2,390	44,454
Southwest Airlines Co.		30,863	266,039
UAL Corp.	†	3,500	$38,570
US Airways Group, Inc.	*†	8,660	66,942
			928,215
Auto Components—0.2%
American Axle & Manufacturing Holdings, Inc.	†	2,113	6,107
Amerigon, Inc.	*	2,107	6,869
ArvinMeritor, Inc.		2,791	7,954
BorgWarner, Inc.	†	4,548	99,010
Cooper Tire & Rubber Co.	†	3,066	18,886
Dana Holding Corp.	*†	2,450	1,813
Fuel Systems Solutions, Inc.	*†	769	25,192
Gentex Corp.	†	6,594	58,225
Goodyear Tire & Rubber Co. (The)	*	7,281	43,468
Johnson Controls, Inc.		22,551	409,526
Lear Corp.	*	2,741	3,865
Modine Manufacturing Co.		1,208	5,883
Proliance International, Inc.	*	2,239	806
Quantum Fuel Systems Technologies Worldwide, Inc.	*†	2,809	2,388
Shiloh Industries, Inc.		1,441	4,323
Strattec Security Corp.		123	2,023
Superior Industries International, Inc.	†	1,102	11,593
Tenneco, Inc.	*†	1,600	4,720
TRW Automotive Holdings Corp.	*†	900	3,240
Visteon Corp.	*†	5,429	1,900
WABCO Holdings, Inc.		2,354	37,170
			754,961
Automobiles—0.1%
Coachmen Industries, Inc.	*†	705	1,297
Fleetwood Enterprises, Inc.	*	1,750	175
Ford Motor Co.	*†	93,973	215,198
General Motors Corp.	†	19,409	62,109
Harley-Davidson, Inc.		9,017	153,018
Monaco Coach Corp.		1,376	702
Thor Industries, Inc.	†	1,221	16,093
Winnebago Industries, Inc.	†	1,432	8,635
			457,227
Beverages—2.1%
Brown-Forman Corp., Class B		3,046	156,839
Central European Distribution Corp.	*†	652	12,844
Coca-Cola Bottling Co. Consolidated		437	20,085
Coca-Cola Co. (The)		83,577	3,783,531
Coca-Cola Enterprises, Inc.		10,775	129,623
Constellation Brands, Inc., Class A	*	8,096	127,674
Dr. Pepper Snapple Group, Inc.	*	9,896	160,810
Hansen Natural Corp.	*	2,680	89,861
Molson Coors Brewing Co., Class B		5,822	284,812
Pepsi Bottling Group, Inc.		5,177	116,534
PepsiAmericas, Inc.		3,031	61,711
PepsiCo, Inc.		61,725	3,380,678
			8,325,002
Biotechnology—2.5%
Aastrom Biosciences, Inc.	*	3,289	1,645
Abraxis Bioscience, Inc.	*	439	28,939
Acorda Therapeutics, Inc.	*	539	11,055
Alexion Pharmaceuticals, Inc.	*†	2,216	80,197

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Alfacell Corp.	*	4,295	$1,160
Alkermes, Inc.	*	3,579	38,116
Alnylam Pharmaceuticals, Inc.	*†	2,390	59,105
Alseres Pharmaceuticals, Inc.	*†	724	898
Altus Pharmaceuticals, Inc.	*	1,600	848
Amgen, Inc.	*	42,279	2,441,612
Amylin Pharmaceuticals, Inc.	*†	3,885	42,152
Antigenics, Inc.	*	1,707	819
Arena Pharmaceuticals, Inc.	*†	1,439	6,001
Ariad Pharmaceuticals, Inc.	*	1,662	1,413
Arqule, Inc.	*†	864	3,646
Array Biopharma, Inc.	*	4,333	17,549
AVI BioPharma, Inc.	*	2,400	1,579
Avigen, Inc.	*	1,009	767
Biogen Idec, Inc.	*	12,720	605,854
BioMarin Pharmaceutical, Inc.	*†	3,444	61,303
Celera Corp.	*	3,028	33,702
Celgene Corp.	*	17,918	990,507
Cell Genesys, Inc.	*	1,642	361
Cell Therapeutics, Inc.	*	34	5
Celldex Therapeutics, Inc.	*	429	3,398
Cephalon, Inc.	*†	2,347	180,813
Cepheid, Inc.	*†	4,930	51,173
Cubist Pharmaceuticals, Inc.	*†	1,762	42,570
CV Therapeutics, Inc.	*†	1,424	13,115
CytRx Corp.	*	4,200	1,302
Dendreon Corp.	*†	1,879	8,606
Entremed, Inc.	*	1,390	222
Enzon Pharmaceuticals, Inc.	*†	1,765	10,290
EPIX Pharmaceuticals, Inc.	*	640	659
Exact Sciences Corp.	*	1,250	713
Facet Biotech Corp.	*	768	7,367
Genaera Corp.	*	797	271
Genentech, Inc.	*	18,069	1,498,101
Genzyme Corp.	*	10,181	675,713
Geron Corp.	*†	1,370	6,398
Gilead Sciences, Inc.	*	37,225	1,903,686
GTC Biotherapeutics, Inc.	*	3,988	1,276
GTx, Inc.	*†	200	3,368
Halozyme Therapeutics, Inc.	*†	6,362	35,627
Hemispherx Biopharma, Inc.	*	920	322
Human Genome Sciences, Inc.	*†	5,277	11,187
Immunogen, Inc.	*	1,323	5,676
Immunomedics, Inc.	*†	2,141	3,640
Incyte Corp. Ltd.	*†	3,102	11,757
Indevus Pharmaceuticals, Inc.	*†	5,716	17,948
InterMune, Inc.	*	1,586	16,780
Isis Pharmaceuticals, Inc.	*†	2,216	31,423
Keryx Biopharmaceuticals, Inc.	*	5,221	1,195
Lexicon Pharmaceuticals, Inc.	*	2,343	3,280
Ligand Pharmaceuticals, Inc., Class B	*	4,888	13,392
MannKind Corp.	*†	4,492	15,408
Martek Biosciences Corp.	*†	1,148	34,796
Maxygen, Inc.	*†	1,231	10,981
Medarex, Inc.	*	3,092	17,253
Monogram Biosciences, Inc.	*†	402	1,045
Myriad Genetics, Inc.	*	2,062	136,628
Nabi Biopharmaceuticals	*	1,995	6,683
Neose Technologies, Inc.	*	704	239
Neurobiological Technologies, Inc.	*	448	143
Neurocrine Biosciences, Inc.	*†	1,479	4,733
Novavax, Inc.	*	1,550	2,929
NPS Pharmaceuticals, Inc.	*	1,660	10,309
Nuvelo, Inc.	*†	1,150	345
Onyx Pharmaceuticals, Inc.	*†	1,214	$41,470
Orthologic Corp.	*	1,516	637
OSI Pharmaceuticals, Inc.	*†	2,729	106,567
PDL BioPharma, Inc.		3,841	23,737
Peregrine Pharmaceuticals, Inc.	*	9,115	2,643
Poniard Pharmaceuticals, Inc.	*	396	764
Progenics Pharmaceuticals, Inc.	*†	793	8,176
Regeneron Pharmaceuticals, Inc.	*†	2,632	48,324
Rigel Pharmaceuticals, Inc.	*†	1,882	15,056
RXi Pharmaceuticals Corp.	*	209	1,202
Savient Pharmaceuticals, Inc.	*†	1,389	8,042
Sciclone Pharmaceuticals, Inc.	*	1,700	1,258
SIGA Technologies, Inc.	*†	4,649	15,202
Targeted Genetics Corp.	*	626	110
Telik, Inc.	*	1,748	664
TorreyPines Therapeutics, Inc.	*	346	93
Trimeris, Inc.	†	1,214	1,615
United Therapeutics Corp.	*	914	57,171
Vanda Pharmaceuticals, Inc.	*†	2,507	1,279
Vermillion, Inc.	*	150	40
Vertex Pharmaceuticals, Inc.	*†	5,029	152,781
Vion Pharmaceuticals, Inc.	*	450	166
XOMA Ltd.	*	4,976	3,085
Zymogenetics, Inc.	*	2,343	7,029
			9,729,104
Building Products—0.1%
American Woodmark Corp.		800	14,584
Ameron International Corp.		542	34,103
Apogee Enterprises, Inc.		1,250	12,950
Gibraltar Industries, Inc.	†	1,188	14,185
Griffon Corp.	*	1,288	12,017
Jewett-Cameron Trading Ltd.	*	1,575	7,922
Lennox International, Inc.	†	2,437	78,691
Masco Corp.		15,650	174,184
NCI Building Systems, Inc.	*†	1,232	20,082
Owens Corning, Inc.	*	1,100	19,030
Quanex Building Products Corp.		1,671	15,657
Simpson Manufacturing Co., Inc.	†	2,084	57,852
Trex Co., Inc.	*	731	12,032
U.S. Home Systems, Inc.	*	1,291	3,344
Universal Forest Products, Inc.	†	1,121	30,166
USG Corp.	*†	3,348	26,918
			533,717
Capital Markets—2.1%
Affiliated Managers Group, Inc.	*†	1,354	56,760
AllianceBernstein Holding LP		1,100	22,869
Ameriprise Financial, Inc.		9,235	215,730
Bank of New York Mellon Corp. (The)		44,476	1,260,005
BGC Partners, Inc., Class A		7,270	20,065
BlackRock, Inc.	†	765	102,625
Blackstone Group LP (The)		3,953	25,813
Calamos Asset Management, Inc., Class A		1,800	13,320
Charles Schwab Corp. (The)		36,777	594,684
Deerfield Capital Corp.		342	1,217
Diamond Hill Investment Group, Inc.		331	21,515
E*Trade Financial Corp.	*	14,978	17,225
Eaton Vance Corp.	†	5,282	110,975
FCStone Group, Inc.	*†	1,722	7,628
Federated Investors, Inc., Class B		3,745	63,515

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Franklin Resources, Inc.		6,114	$389,951
GAMCO Investors, Inc., Class A	†	558	15,245
GFI Group, Inc.		2,520	8,921
GLG Partners, Inc.		9,550	21,678
Goldman Sachs Group, Inc. (The)		15,671	1,322,476
Invesco Ltd.		16,610	239,848
Investment Technology Group, Inc.	*	2,078	47,212
Janus Capital Group, Inc.	†	6,411	51,480
Jefferies Group, Inc.	†	4,678	65,773
KBW, Inc.	*†	1,604	36,892
Kent Financial Services, Inc.	*	2,200	3,388
Knight Capital Group, Inc., Class A	*	4,630	74,774
LaBranche & Co., Inc.	*	2,588	12,397
Lazard Ltd., Class A (Bermuda)		1,519	45,175
Legg Mason, Inc.	†	5,250	115,027
Merrill Lynch & Co., Inc.		49,984	581,814
MF Global Ltd. (Bermuda)	*†	2,928	5,973
Morgan Stanley		39,347	631,126
Northern Trust Corp.		8,757	456,590
Och-Ziff Capital Management Group LLC, Class A		1,407	7,246
optionsXpress Holdings, Inc.		1,914	25,571
Piper Jaffray Cos.	*†	963	38,289
Raymond James Financial, Inc.	†	3,472	59,475
SEI Investments Co.		5,918	92,972
Siebert Financial Corp.		1,469	2,820
State Street Corp.		16,624	653,822
Stifel Financial Corp.	*†	1,588	72,810
SWS Group, Inc.	†	1,323	25,071
T. Rowe Price Group, Inc.	†	10,332	366,166
TD Ameritrade Holding Corp.	*	9,311	132,682
TradeStation Group, Inc.	*†	1,690	10,900
W.P. Carey & Co. LLC		1,592	37,301
Waddell & Reed Financial, Inc., Class A		3,971	61,392
Westwood Holdings Group, Inc.		1,027	29,177
			8,275,380
Chemicals—1.8%
A. Schulman, Inc.	†	1,444	24,548
Air Products & Chemicals, Inc.		8,040	404,171
Airgas, Inc.		3,075	119,894
Albemarle Corp.	†	3,712	82,778
Arch Chemicals, Inc.		1,211	31,571
Ashland, Inc.		3,276	34,431
Cabot Corp.		2,693	41,203
Calgon Carbon Corp.	*	3,184	48,906
Celanese Corp., Class A		5,993	74,493
CF Industries Holdings, Inc.		2,332	114,641
Chemtura Corp.		8,873	12,422
Cytec Industries, Inc.		1,644	34,886
Dow Chemical Co. (The)		36,755	554,633
E.I. Du Pont de Nemours & Co.		35,437	896,556
Eastman Chemical Co.		3,211	101,821
Ecolab, Inc.		6,657	233,994
Ferro Corp.	†	1,818	12,817
FMC Corp.		3,336	149,219
Georgia Gulf Corp.		1,268	1,357
H.B. Fuller Co.		2,570	41,403
Huntsman Corp.		2,600	8,944
International Flavors & Fragrances, Inc.		3,885	$115,462
Intrepid Potash, Inc.	*†	1,172	24,342
Koppers Holdings, Inc.		1,582	34,203
Kronos Worldwide, Inc.	†	1,131	13,176
Landec Corp.	*	986	6,488
LSB Industries, Inc.	*	1,411	11,740
Lubrizol Corp.		1,819	66,193
Minerals Technologies, Inc.		868	35,501
Monsanto Co.		21,546	1,515,761
Mosaic Co. (The)		5,540	191,684
Nalco Holding Co.		3,074	35,474
NewMarket Corp.		1,200	41,892
NL Industries, Inc.	†	2,111	28,287
Olin Corp.		2,796	50,552
OM Group, Inc.	*	1,147	24,213
Omnova Solutions, Inc.	*	6,478	4,211
Penford Corp.		785	7,944
PolyOne Corp.	*†	2,862	9,015
PPG Industries, Inc.		5,657	240,027
Praxair, Inc.		12,623	749,301
Quaker Chemical Corp.	†	483	7,945
Rohm & Haas Co.		4,731	292,329
RPM International, Inc.	†	4,832	64,217
Scotts Miracle-Gro Co. (The), Class A		1,662	49,395
Sensient Technologies Corp.		2,027	48,405
Sigma-Aldrich Corp.		4,956	209,341
Spartech Corp.	†	1,451	9,083
Stepan Co.	†	556	26,126
Terra Industries, Inc.		2,513	41,892
Valhi, Inc.	†	511	5,468
Valspar Corp.	†	3,724	67,367
W.R. Grace & Co.	*†	4,200	25,074
Zep, Inc.	†	936	18,074
			7,094,870
Commercial Banks—3.3%
1st Source Corp.		1,180	27,883
Alliance Bankshares Corp.	*	744	1,034
Amcore Financial, Inc.	†	1,352	4,894
Associated Banc-Corp		5,110	106,952
BancFirst Corp.		642	33,975
BancorpSouth, Inc.	†	3,611	84,353
BancTrust Financial Group, Inc.	†	1,600	23,616
Bank of Hawaii Corp.	†	1,898	85,733
BB&T Corp.	†	21,630	593,960
BOK Financial Corp.	†	1,765	71,306
Boston Private Financial Holdings, Inc.		1,297	8,871
Bryn Mawr Bank Corp.	†	1,058	21,266
Capital Bank Corp.		1,282	7,871
Capital City Bank Group, Inc.		1,113	30,318
Cardinal Financial Corp.		1,142	6,498
Cascade Bancorp	†	2,191	14,789
Cascade Financial Corp.		1,063	5,761
Cathay General Bancorp		2,082	49,447
Catskill Litigation Trust	*‡αd	582	—
Central Pacific Financial Corp.	†	929	9,327
Chemical Financial Corp.	†	1,552	43,270
Citizens Republic Bancorp, Inc.	†	4,000	11,920
City Bank/Washington	†	1,645	8,554
City Holding Co.		250	8,695
City National Corp./California	†	1,548	75,388
CoBiz Financial, Inc.	†	1,063	10,354
Colonial BancGroup, Inc. (The)	†	5,643	11,681

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Comerica, Inc.		5,587	$110,902
Commerce Bancshares, Inc./Missouri	†	2,354	103,458
Community Bank System, Inc.	†	1,402	34,195
Community Trust Bancorp, Inc.		665	24,439
Cullen/Frost Bankers, Inc.	†	2,502	126,801
CVB Financial Corp.	†	4,084	48,600
East West Bancorp, Inc.	†	2,200	35,134
Eastern Virginia Bankshares, Inc.		700	6,167
Fidelity Southern Corp.		1,387	5,007
Fifth Third Bancorp		18,284	151,026
Financial Institutions, Inc.		749	10,748
First BanCorp (Puerto Rico)	†	3,246	36,160
First Bancorp/North Carolina	†	643	11,799
First Busey Corp.	†	2,407	43,904
First Citizens BancShares, Inc./North Carolina, Class A		254	38,811
First Commonwealth Financial Corp.	†	2,619	32,423
First Financial Bancorp		1,895	23,479
First Financial Bankshares, Inc.	†	333	18,385
First Horizon National Corp.		7,643	80,785
First Merchants Corp.		874	19,412
First Midwest Bancorp, Inc./ Illinois	†	2,002	39,980
First of Long Island Corp. (The)		986	23,417
FirstMerit Corp.	†	3,895	80,198
FNB Corp./Pennsylvania	†	3,344	44,141
Frontier Financial Corp.	†	2,254	9,827
Fulton Financial Corp.		6,533	62,847
Glacier Bancorp, Inc.	†	1,771	33,684
Guaranty Bancorp	*	5,300	10,600
Hancock Holding Co.	†	1,041	47,324
Hanmi Financial Corp.	†	3,600	7,416
Harleysville National Corp.		1,599	23,090
Heritage Financial Corp./Washington		332	4,067
Home Bancshares, Inc./Arkansas		1,064	28,675
Huntington Bancshares, Inc./Ohio		13,268	101,633
IBERIABANK Corp.		966	46,368
Independent Bank Corp./Massachusetts		874	22,864
Independent Bank Corp./Michigan	†	2,079	4,491
Integra Bank Corp.		848	1,162
International Bancshares Corp.		3,248	70,904
Irwin Financial Corp.	*†	1,296	1,672
KeyCorp		18,968	161,607
M&T Bank Corp.	†	3,070	176,249
Marshall & Ilsley Corp.	†	8,572	116,922
MB Financial, Inc.		931	26,021
Merchants Bancshares, Inc.		571	10,729
Midsouth Bancorp, Inc.		522	6,655
MidWestOne Financial Group, Inc.		552	5,487
National City Corp.		22,204	40,189
National Penn Bancshares, Inc.	†	2,758	40,019
NBT Bancorp, Inc.		1,000	27,960
Northern States Financial Corp.		772	3,007
Old National Bancorp/Indiana		3,552	64,504
Pacific Capital Bancorp	†	1,724	$29,101
Pacific Premier Bancorp, Inc.	*	976	3,797
PacWest Bancorp		894	24,049
Park National Corp.	†	728	52,234
Peoples Bancorp, Inc./Ohio		814	15,572
Peoples Financial Corp./Mississippi		883	15,717
Pinnacle Financial Partners, Inc.	*†	1,818	54,195
PNC Financial Services Group, Inc.		13,633	668,017
Popular, Inc. (Puerto Rico)	†	10,296	53,127
PrivateBancorp, Inc.	†	1,200	38,952
Prosperity Bancshares, Inc.	†	2,300	68,057
Provident Bankshares Corp.	†	1,369	13,225
Regions Financial Corp.		28,179	224,305
Republic Bancorp, Inc./Kentucky, Class A	†	1,603	43,602
Royal Bancshares of Pennsylvania, Inc., Class A		882	2,937
S&T Bancorp, Inc.	†	955	33,902
Sandy Spring Bancorp, Inc.	†	344	7,509
Santander BanCorp (Puerto Rico)		1,280	15,987
Shore Bancshares, Inc.	†	826	19,816
Signature Bank/New York	*	1,900	54,511
Simmons First National Corp., Class A		911	26,847
South Financial Group, Inc. (The)	†	2,799	12,092
Sterling Bancorp/New York	†	1,476	20,708
Sterling Bancshares, Inc./Texas	†	2,422	14,726
Sterling Financial Corp./Washington	†	2,577	22,678
Suffolk Bancorp	†	1,100	39,523
SunTrust Banks, Inc.		13,365	394,802
Superior Bancorp	*†	223	707
Susquehanna Bancshares, Inc.	†	2,932	46,648
SVB Financial Group	*	1,437	37,692
Synovus Financial Corp.		10,920	90,636
TCF Financial Corp.	†	6,104	83,381
Tompkins Financial Corp.	†	665	38,537
TowneBank/Virginia	†	1,406	34,855
Trustmark Corp.		2,435	52,572
U.S. Bancorp		67,433	1,686,499
UCBH Holdings, Inc.	†	3,652	25,126
UMB Financial Corp.		1,211	59,509
Umpqua Holdings Corp.	†	1,151	16,655
United Bankshares, Inc.	†	2,134	70,891
United Community Banks, Inc./Georgia	†	2,222	30,174
Valley National Bancorp	†	5,679	115,000
W Holding Co., Inc. (Puerto Rico)	†	161	1,658
Wachovia Corp.		82,667	457,975
Washington Trust Bancorp, Inc.	†	500	9,875
Webster Financial Corp.	†	2,393	32,976
Wells Fargo & Co.		137,704	4,059,514
WesBanco, Inc.		1,699	46,230
Westamerica Bancorporation	†	1,628	83,272
Western Alliance Bancorp	*†	1,400	14,126
Whitney Holding Corp./Louisiana	†	2,371	37,912
Wilmington Trust Corp.	†	3,204	71,257
Wintrust Financial Corp.	†	1,017	20,920
Zions Bancorporation		4,153	101,790
			12,959,435

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Commercial Services & Supplies—0.8%
ABM Industries, Inc.	†	2,291	$43,644
ACCO Brands Corp.	*	1,319	4,551
APAC Customer Services, Inc.	*	1,972	2,386
ATC Technology Corp.	*	603	8,822
Avery Dennison Corp.		3,924	128,433
Bowne & Co., Inc.	†	1,575	9,261
Brink’s Co. (The)		2,084	56,018
Cenveo, Inc.	*†	2,792	12,424
Cintas Corp.		5,365	124,629
Clean Harbors, Inc.	*†	1,207	76,572
Comfort Systems USA, Inc.		2,179	23,228
Consolidated Graphics, Inc.	*	776	17,569
Copart, Inc.	*	3,582	97,395
Corrections Corp. of America	*†	5,700	93,252
Courier Corp.		424	7,590
Covanta Holding Corp.	*†	4,185	91,903
Deluxe Corp.		2,098	31,386
Ennis, Inc.		695	8,416
G&K Services, Inc., Class A		1,008	20,382
Geo Group, Inc. (The)	*†	2,456	44,282
Healthcare Services Group, Inc.	†	3,735	59,499
Herman Miller, Inc.	†	3,155	41,110
HNI Corp.	†	2,512	39,790
Interface, Inc., Class A		3,357	15,576
Iron Mountain, Inc.	*†	7,146	176,721
Kimball International, Inc., Class B		1,500	12,915
Knoll, Inc.		2,701	24,363
M&F Worldwide Corp.	*	780	12,051
McGrath RentCorp		916	19,566
Mine Safety Appliances Co.		1,444	34,526
Mobile Mini, Inc.	*†	2,000	28,840
Nashua Corp.	*	1,541	8,090
Perma-Fix Environmental Services, Inc.	*	5,502	6,877
Pitney Bowes, Inc.		9,192	234,212
R.R. Donnelley & Sons Co.		8,887	120,685
Republic Services, Inc.		13,363	331,269
Rollins, Inc.		991	17,917
Standard Register Co. (The)	†	1,650	14,734
Steelcase, Inc., Class A		1,992	11,195
Stericycle, Inc.	*	3,138	163,427
Sykes Enterprises, Inc.	*	1,423	27,208
Tetra Tech, Inc.	*†	2,114	51,053
TRC Cos., Inc.	*	327	634
United Stationers, Inc.	*	1,278	42,800
Viad Corp.		937	23,181
Virco Mfg. Corp.	†	799	1,558
Waste Connections, Inc.	*	2,362	74,568
Waste Management, Inc.		19,617	650,107
			3,146,615
Communications Equipment—2.2%
3Com Corp.	*	14,501	33,062
ADC Telecommunications, Inc.	*†	4,773	26,108
Adtran, Inc.	†	3,197	47,571
Alliance Fiber Optic Products, Inc.	*	4,817	3,097
AltiGen Communications, Inc.	*	4,109	3,616
Anaren, Inc.	*†	813	9,715
Arris Group, Inc.	*	3,613	28,723
Avanex Corp.	*†	335	352
Avocent Corp.	*	2,007	35,945
Bel Fuse, Inc., Class A		545	9,832
Black Box Corp.		865	22,594
Blonder Tongue Laboratories, Inc.	*	2,285	$2,399
Blue Coat Systems, Inc.	*	1,072	9,005
Brocade Communications Systems, Inc.	*	14,008	39,222
Ciena Corp.	*†	5,950	39,865
Cisco Systems, Inc.	*	232,898	3,796,237
CommScope, Inc.	*	2,812	43,699
Comtech Telecommunications Corp.	*†	1,350	61,857
Corning, Inc.		60,152	573,249
Digi International, Inc.	*	1,976	16,025
Ditech Networks, Inc.	*	1,360	1,114
EchoStar Corp., Class A	*†	1,877	27,911
EMS Technologies, Inc.	*	960	24,835
Emulex Corp.	*	3,408	23,788
EndWave Corp.	*	911	2,186
Extreme Networks, Inc.	*	4,491	10,509
F5 Networks, Inc.	*†	2,664	60,899
Finisar Corp.	*	6,855	2,605
Harmonic, Inc.	*	2,820	15,820
Harris Corp.		6,090	231,725
Harris Stratex Networks, Inc., Class A	*	670	3,457
Infinera Corp.	*†	4,191	37,551
Integrated Telecom Express, Inc.	*‡αd	1,103	—
InterDigital, Inc.	*	2,803	77,083
Ixia	*	2,330	13,467
JDS Uniphase Corp.	*	7,444	27,171
Juniper Networks, Inc.	*	21,310	373,138
KVH Industries, Inc.	*	375	1,943
Motorola, Inc.		84,429	374,021
MRV Communications, Inc.	*	4,567	3,517
NETGEAR, Inc.	*	1,206	13,761
Network Engines, Inc.	*	1,329	518
Numerex Corp., Class A	*	1,800	6,444
Oplink Communications, Inc.	*	758	6,519
Optelecom-NKF, Inc.	*†	819	3,448
Optical Cable Corp.	*	240	648
Parkervision, Inc.	*†	1,052	2,598
Performance Technologies, Inc.	*	793	2,649
Plantronics, Inc.	†	1,826	24,103
Polycom, Inc.	*†	4,177	56,431
Powerwave Technologies, Inc.	*	2,434	1,217
Proxim Wireless Corp.	*	2,197	439
QUALCOMM, Inc.		64,422	2,308,240
SCM Microsystems, Inc.	*	1,494	3,362
SeaChange International, Inc.	*	958	6,907
Sonus Networks, Inc.	*†	10,700	16,906
Superior TeleCom, Inc.	*‡αd	2,013	—
Sycamore Networks, Inc.	*	9,917	26,677
Tekelec	*	2,569	34,271
TeleCorp PCS, Inc., Class A	*‡αd	5,507	—
Tellabs, Inc.	*	19,143	78,869
Tollgrade Communications, Inc.	*	601	2,873
Utstarcom, Inc.	*†	4,555	8,427
Viasat, Inc.	*	1,190	28,655
Westell Technologies, Inc., Class A	*	1,821	483
			8,749,358
Computers & Peripherals—3.6%
Adaptec, Inc.	*	3,850	12,705
Apple, Inc.	*	34,969	2,984,604
Avid Technology, Inc.	*	1,448	15,798
Concurrent Computer Corp.	*	190	646

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Cray, Inc.	*	714	$1,485
Dataram Corp.		1,175	1,528
Dell, Inc.	*	70,097	717,793
Diebold, Inc.		3,079	86,489
Dot Hill Systems Corp.	*	1,396	1,131
Electronics for Imaging, Inc.	*	2,638	25,219
EMC Corp.	*	81,857	857,043
Hewlett-Packard Co.		96,981	3,519,441
Hutchinson Technology, Inc.	*†	1,149	3,999
Hypercom Corp.	*	1,992	2,151
iGO, Inc.	*	674	472
Imation Corp.		1,564	21,223
InFocus Corp.	*	1,636	1,291
Intermec, Inc.	*	2,374	31,527
International Business Machines Corp.		53,297	4,485,476
Lexmark International, Inc., Class A	*	4,019	108,111
NCR Corp.	*	7,848	110,971
NetApp, Inc.	*	14,316	199,995
Novatel Wireless, Inc.	*	1,358	6,301
Overland Storage, Inc.	*	481	120
Palm, Inc.	*†	4,574	14,042
Presstek, Inc.	*†	945	3,033
QLogic Corp.	*	7,842	105,396
Quantum Corp.	*	6,681	2,405
Rackable Systems, Inc.	*	1,843	7,261
SanDisk Corp.	*†	8,969	86,102
Seagate Technology (Cayman Islands)		20,081	88,959
STEC, Inc.	*	1,055	4,494
Stratasys, Inc.	*†	1,782	19,157
Sun Microsystems, Inc.	*	33,887	129,448
Synaptics, Inc.	*†	1,586	26,264
Teradata Corp.	*	7,848	116,386
TransAct Technologies, Inc.	*	888	4,076
Western Digital Corp.	*	8,154	93,363
Zoom Technologies, Inc.	*	542	255
			13,896,160
Construction & Engineering—0.4%
Aecom Technology Corp.	*†	3,236	99,442
Dycom Industries, Inc.	*	2,076	17,065
EMCOR Group, Inc.	*	2,908	65,226
Fluor Corp.		6,810	305,565
Foster Wheeler Ltd.	*	5,822	136,118
Furmanite Corp.	*	1,100	5,929
Granite Construction, Inc.	†	1,889	82,984
Insituform Technologies, Inc., Class A	*†	1,223	24,081
Jacobs Engineering Group, Inc.	*	4,968	238,961
KBR, Inc.		6,464	98,253
Layne Christensen Co.	*†	510	12,245
MasTec, Inc.	*†	2,049	23,727
Perini Corp.	*†	960	22,445
Quanta Services, Inc.	*†	8,861	175,448
Shaw Group, Inc. (The)	*	2,182	44,666
URS Corp.	*	2,934	119,619
			1,471,774
Construction Materials—0.1%
Eagle Materials, Inc.	†	2,083	38,348
Headwaters, Inc.	*†	2,095	14,141
Martin Marietta Materials, Inc.	†	1,737	168,628
Texas Industries, Inc.	†	1,116	$38,502
Vulcan Materials Co.	†	3,605	250,836
			510,455
Consumer Finance—0.4%
Advance America Cash Advance Centers, Inc.		3,279	6,197
Advanta Corp., Class B		1,050	2,194
American Express Co.		40,021	742,389
AmeriCredit Corp.	*†	6,437	49,179
Capital One Financial Corp.		14,568	464,573
Cash America International, Inc.		685	18,735
CompuCredit Corp.	*	83	459
Discover Financial Services		17,027	162,267
First Marblehead Corp. (The)	*†	2,764	3,566
Nelnet, Inc., Class A		481	6,893
Rewards Network, Inc.	*	1,127	2,919
SLM Corp.	*†	20,100	178,890
Student Loan Corp. (The)		207	8,487
World Acceptance Corp.	*†	639	12,627
			1,659,375
Containers & Packaging—0.3%
AEP Industries, Inc.	*	372	6,540
AptarGroup, Inc.		3,130	110,301
Ball Corp.		4,676	194,475
Bemis Co., Inc.		4,410	104,429
Caraustar Industries, Inc.	*	1,610	741
Crown Holdings, Inc.	*	6,844	131,405
Greif, Inc., Class A		852	28,482
Myers Industries, Inc.		1,716	13,728
Owens-Illinois, Inc.	*	6,064	165,729
Packaging Corp. of America		4,339	58,403
Pactiv Corp.	*	6,523	162,292
Rock-Tenn Co., Class A	†	1,450	49,561
Sealed Air Corp.		7,054	105,387
Silgan Holdings, Inc.	†	454	21,706
Smurfit-Stone Container Corp.	*	10,013	2,553
Sonoco Products Co.		3,353	77,655
Temple-Inland, Inc.	†	4,506	21,629
			1,255,016
Distributors—0.1%
Audiovox Corp., Class A	*	1,218	6,102
Genuine Parts Co.		5,750	217,695
LKQ Corp.	*†	7,000	81,620
			305,417
Diversified Consumer Services—0.4%
Apollo Group, Inc., Class A	*	5,517	422,713
Brink’s Home Security Holdings, Inc.	*	2,084	45,681
Career Education Corp.	*	4,167	74,756
Coinstar, Inc.	*	1,075	20,973
Corinthian Colleges, Inc.	*†	3,624	59,325
DeVry, Inc.		2,980	171,082
H&R Block, Inc.		11,402	259,053
Hillenbrand, Inc.		1,576	26,288
ITT Educational Services, Inc.	*†	1,873	177,898
Jackson Hewitt Tax Service, Inc.		1,779	27,912
Learning Tree International, Inc.	*	766	6,526
Matthews International Corp., Class A	†	1,052	38,587
Pre-Paid Legal Services, Inc.	*†	779	29,049

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Princeton Review, Inc.	*	818	$4,033
Regis Corp.		1,818	26,416
Service Corp. International	†	11,775	58,522
Sotheby’s	†	2,623	23,318
Steiner Leisure Ltd. (Bahamas)	*	1,503	44,369
Stewart Enterprises, Inc., Class A		4,115	12,386
Strayer Education, Inc.		551	118,140
Universal Technical Institute, Inc.	*†	418	7,177
Weight Watchers International, Inc.		1,826	53,721
			1,707,925
Diversified Financial Services—2.7%
Ampal American Israel Corp., Class A (Israel)	*	1,391	807
Bank of America Corp.		196,268	2,763,453
CIT Group, Inc.	†	8,482	38,508
Citigroup, Inc.		212,050	1,422,856
CME Group, Inc.		2,822	587,286
Financial Federal Corp.	†	1,513	35,208
Interactive Brokers Group, Inc., Class A	*	1,570	28,087
IntercontinentalExchange, Inc.	*	2,676	220,609
JPMorgan Chase & Co.		146,790	4,628,289
KKR Financial Holdings LLC		3,941	6,227
Leucadia National Corp.	*	6,084	120,463
Medallion Financial Corp.		958	7,310
Moody’s Corp.	†	9,284	186,516
MSCI, Inc., Class A	*	1,600	28,416
NASDAQ OMX Group, Inc. (The)	*†	5,431	134,200
NYSE Euronext		8,767	240,040
PHH Corp.	*†	2,212	28,159
Pico Holdings, Inc.	*	1,150	30,567
Portfolio Recovery Associates, Inc.	*†	504	17,055
Resource America, Inc., Class A		1,287	5,148
			10,529,204
Diversified Telecommunication Services—3.0%
8x8, Inc.	*†	3,048	1,448
Alaska Communications Systems Group, Inc.	†	2,850	26,733
AT&T, Inc.		233,709	6,660,707
CenturyTel, Inc.		4,084	111,616
Cincinnati Bell, Inc.	*	9,266	17,883
Cogent Communications Group, Inc.	*†	2,886	18,846
D&E Communications, Inc.		1,712	11,470
Embarq Corp.		5,950	213,962
Fairpoint Communications, Inc.	†	4,830	15,842
Frontier Communications Corp.		12,478	109,058
General Communication, Inc., Class A	*†	2,516	20,354
Hickory Tech Corp.		651	3,542
Hungarian Telephone & Cable Corp.	*	712	6,123
IDT Corp., Class B	*†	4,800	1,920
Iowa Telecommunications Services, Inc.		2,702	38,585
Level 3 Communications, Inc.	*†	41,949	29,364
NTELOS Holdings Corp.	†	2,700	66,582
PAETEC Holding Corp.	*	5,459	7,861
Premiere Global Services, Inc.	*	2,174	$18,718
Qwest Communications International, Inc.	†	62,767	228,472
SureWest Communications		184	2,101
tw telecom inc.	*†	1,928	16,330
Verizon Communications, Inc.		112,028	3,797,749
Windstream Corp.		15,208	139,914
XETA Technologies, Inc.	*	1,946	3,211
			11,568,391
Electric Utilities—2.2%
Allegheny Energy, Inc.		5,273	178,544
Allete, Inc.		1,243	40,112
American Electric Power Co., Inc.		16,393	545,559
Central Vermont Public Service Corp.	†	540	12,884
Cleco Corp.	†	2,109	48,148
DPL, Inc.		5,037	115,045
Duke Energy Corp.		47,382	711,204
Edison International		12,022	386,147
El Paso Electric Co.	*	1,748	31,621
Empire District Electric Co. (The)	†	1,197	21,067
Entergy Corp.		8,044	668,698
Exelon Corp.		26,142	1,453,757
FirstEnergy Corp.		12,533	608,853
FPL Group, Inc.		14,666	738,140
Great Plains Energy, Inc.	†	3,450	66,688
Hawaiian Electric Industries, Inc.		3,066	67,881
Idacorp, Inc.		1,515	44,617
ITC Holdings Corp.		1,539	67,223
MGE Energy, Inc.	†	1,559	51,447
Northeast Utilities		5,201	125,136
NV Energy, Inc.		7,959	78,714
Pepco Holdings, Inc.		7,066	125,492
Pinnacle West Capital Corp.		3,789	121,741
Portland General Electric Co.	†	1,100	21,417
PPL Corp.		14,691	450,867
Progress Energy, Inc.		10,169	405,235
Southern Co.		30,082	1,113,034
UIL Holdings Corp.		1,496	44,925
Unisource Energy Corp.		1,571	46,125
Unitil Corp.	†	420	8,673
Westar Energy, Inc.		4,032	82,696
			8,481,690
Electrical Equipment—0.8%
A.O. Smith Corp.		1,341	39,586
Active Power, Inc.	*†	1,093	350
Acuity Brands, Inc.	†	1,873	65,386
American Superconductor Corp.	*†	1,147	18,708
Ametek, Inc.		4,234	127,909
AZZ, Inc.	*†	1,582	39,708
Baldor Electric Co.	†	2,620	46,767
Belden, Inc.	†	1,894	39,547
Brady Corp., Class A	†	2,402	57,528
C&D Technologies, Inc.	*†	1,159	3,628
Capstone Turbine Corp.	*†	2,450	2,058
Cooper Industries Ltd., Class A		7,946	232,262
Emerson Electric Co.		31,480	1,152,483
Encore Wire Corp.	†	1,400	26,544
Energy Conversion Devices, Inc.	*†	781	19,689
Evergreen Solar, Inc.	*†	6,400	20,416
First Solar, Inc.	*	1,743	240,464

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Franklin Electric Co., Inc.	†	902	$25,355
FuelCell Energy, Inc.	*†	1,938	7,519
General Cable Corp.	*†	3,772	66,727
GrafTech International Ltd.	*	3,487	29,012
Hubbell, Inc., Class B		2,078	67,909
II-VI, Inc.	*†	682	13,019
LSI Industries, Inc.		1,083	7,440
Magnetek, Inc.	*†	1,406	3,374
Medis Technologies Ltd.	*	704	317
Orbit International Corp.	*	2,812	5,033
Plug Power, Inc.	*	2,704	2,758
Powell Industries, Inc.	*†	1,045	30,326
Power-One, Inc.	*	3,459	4,116
Regal-Beloit Corp.	†	1,272	48,323
Rockwell Automation, Inc.		6,047	194,955
Roper Industries, Inc.		2,980	129,362
Servotronics, Inc.		705	3,892
Spire Corp.	*†	2,500	12,850
Sunpower Corp., Class A	*†	2,322	85,914
Sunpower Corp., Class B	*†	1,337	40,698
Tech/Ops Sevcon, Inc.		719	1,877
Thomas & Betts Corp.	*	2,428	58,321
Ultralife Corp.	*	416	5,579
Universal Security Instruments, Inc.	*	1,866	6,158
Valence Technology, Inc.	*†	6,972	12,689
Vicor Corp.		1,380	9,122
Woodward Governor Co.	†	2,448	56,353
			3,062,031
Electronic Equipment, Instruments & Components—0.6%
Agilent Technologies, Inc.	*	13,665	213,584
Agilysys, Inc.		1,335	5,727
American Technology Corp.	*†	3,686	3,133
Amphenol Corp., Class A		7,376	176,877
Anixter International, Inc.	*	1,723	51,897
Arrow Electronics, Inc.	*	4,585	86,381
Avnet, Inc.	*	5,129	93,399
AVX Corp.	†	2,270	18,024
Benchmark Electronics, Inc.	*†	2,520	32,180
Brightpoint, Inc.	*	2,358	10,257
CalAmp Corp.	*	550	248
Checkpoint Systems, Inc.	*	1,441	14,179
Cognex Corp.	†	2,023	29,940
Coherent, Inc.	*†	1,348	28,928
CTS Corp.	†	1,580	8,706
Daktronics, Inc.		927	8,677
Dolby Laboratories, Inc., Class A	*†	1,370	44,881
DTS, Inc.	*	755	13,854
Echelon Corp.	*	1,769	14,417
Electro Rent Corp.	†	950	10,602
Electro Scientific Industries, Inc.	*	1,421	9,649
Electro-Sensors, Inc.		2,581	8,517
FARO Technologies, Inc.	*	453	7,638
Flir Systems, Inc.	*†	5,608	172,053
Frequency Electronics, Inc.	*	821	2,340
Gerber Scientific, Inc.	*	1,608	8,217
ID Systems, Inc.	*	2,016	8,165
Ingram Micro, Inc., Class A	*	6,500	87,035
Insight Enterprises, Inc.	*†	2,054	14,173
Iteris, Inc.	*†	4,263	6,608
Itron, Inc.	*†	955	60,872
Jabil Circuit, Inc.		8,287	55,937
Kemet Corp.	*†	3,407	$920
L-1 Identity Solutions, Inc.	*	1,637	11,033
Lightpath Technologies, Inc., Class A	*	1,526	1,175
Littelfuse, Inc.	*†	909	15,089
Maxwell Technologies, Inc.	*	370	1,876
Mechanical Technology, Inc.	*	119	139
Mercury Computer Systems, Inc.	*	963	6,077
Merix Corp.	*	674	202
Mesa Laboratories, Inc.		1,200	20,424
Methode Electronics, Inc.		1,383	9,321
Mettler Toledo International, Inc.	*	913	61,536
Molex, Inc.	†	5,599	81,130
MTS Systems Corp.		1,342	35,751
National Instruments Corp.		3,414	83,165
Newport Corp.	*†	1,614	10,943
NU Horizons Electronics Corp.	*	1,207	2,076
OI Corp.		1,600	15,968
OSI Systems, Inc.	*†	867	12,008
Park Electrochemical Corp.	†	1,086	20,591
PC Connection, Inc.	*†	854	4,373
Planar Systems, Inc.	*	785	479
Plexus Corp.	*†	1,884	31,934
Radisys Corp.	*†	961	5,314
Research Frontiers, Inc.	*†	752	1,632
Rofin-Sinar Technologies, Inc.	*†	2,200	45,276
Rogers Corp.	*	803	22,299
Sanmina-SCI Corp.	*	21,464	10,088
ScanSource, Inc.	*†	1,126	21,698
Sigmatron International, Inc.	*	282	643
Spectrum Control, Inc.	*	1,195	7,337
SYNNEX Corp.	*†	104	1,178
Tech Data Corp.	*	2,057	36,697
Technitrol, Inc.		1,866	6,494
Trans-Lux Corp.	*	866	667
Trimble Navigation Ltd.	*†	4,318	93,312
TTM Technologies, Inc.	*	1,639	8,539
Tyco Electronics Ltd. (Bermuda)		19,745	320,066
Universal Display Corp.	*†	1,350	12,758
Vishay Intertechnology, Inc.	*	6,172	21,108
X-Rite, Inc.	*†	1,890	2,816
Zygo Corp.	*	967	6,682
			2,357,909
Energy Equipment & Services—1.6%
Atwood Oceanics, Inc.	*	3,324	50,791
Baker Hughes, Inc.		13,058	418,770
Basic Energy Services, Inc.	*	1,600	20,864
BJ Services Co.		11,495	134,147
Bristow Group, Inc.	*†	982	26,308
Cameron International Corp.	*	8,254	169,207
CARBO Ceramics, Inc.	†	1,137	40,398
Complete Production Services, Inc.	*	1,200	9,780
Dawson Geophysical Co.	*†	924	16,456
Diamond Offshore Drilling, Inc.	†	2,694	158,784
Dresser-Rand Group, Inc.	*	2,924	50,439
Dril-Quip, Inc.	*†	1,976	40,528
ENSCO International, Inc.		5,080	144,221
Exterran Holdings, Inc.	*	2,465	52,504
FMC Technologies, Inc.	*	5,390	128,444
Global Industries Ltd.	*†	2,539	8,861
Gulfmark Offshore, Inc.	*	1,000	23,790
Halliburton Co.		34,838	633,355

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Helix Energy Solutions Group, Inc.	*†	3,853	$27,896
Helmerich & Payne, Inc.	†	3,926	89,317
Hercules Offshore, Inc.	*†	5,226	24,824
Hornbeck Offshore Services, Inc.	*†	1,800	29,412
IHS, Inc., Class A	*†	1,414	52,912
ION Geophysical Corp.	*†	2,427	8,325
Key Energy Services, Inc.	*	5,220	23,020
Lufkin Industries, Inc.	†	1,000	34,500
Matrix Service Co.	*	468	3,590
Mitcham Industries, Inc.	*	1,100	4,367
Nabors Industries Ltd. (Bermuda)	*	10,988	131,526
NATCO Group, Inc., Class A	*†	900	13,662
National Oilwell Varco, Inc.	*	16,317	398,787
Newpark Resources, Inc.	*	3,484	12,891
Noble Corp.		11,104	245,287
Oceaneering International, Inc.	*†	2,232	65,040
Oil States International, Inc.	*	2,026	37,866
OYO Geospace Corp.	*	550	9,608
Parker Drilling Co.	*	3,755	10,890
Patterson-UTI Energy, Inc.	†	6,712	77,255
PHI, Inc.	*	774	10,844
Pioneer Drilling Co.	*	2,700	15,039
Precision Drilling Trust (Canada)	†	883	7,409
Pride International, Inc.	*	5,416	86,548
Rowan Cos., Inc.	†	3,918	62,296
Schlumberger Ltd.		46,534	1,969,784
SEACOR Holdings, Inc.	*†	713	47,521
Smith International, Inc.		8,871	203,057
Superior Energy Services, Inc.	*†	2,900	46,197
T-3 Energy Services, Inc.	*	972	9,176
Tetra Technologies, Inc.	*†	2,352	11,431
Tidewater, Inc.	†	2,430	97,856
Unit Corp.	*	1,702	45,477
Weatherford International Ltd.	*	27,020	292,356
			6,333,613
Food & Staples Retailing—2.8%
Andersons, Inc. (The)	†	700	11,536
Arden Group, Inc., Class A		260	32,760
BJ’s Wholesale Club, Inc.	*†	2,859	97,949
Casey’s General Stores, Inc.	†	1,608	36,614
Costco Wholesale Corp.		17,704	929,460
CVS Caremark Corp.		55,435	1,593,202
Great Atlantic & Pacific Tea Co.	*†	123	771
Kroger Co. (The)		23,489	620,344
Nyer Medical Group, Inc.	*	2,532	2,279
Pantry, Inc. (The)	*	1,200	25,740
Rite Aid Corp.	*	25,982	8,054
Ruddick Corp.	†	1,967	54,388
Safeway, Inc.		16,176	384,503
SUPERVALU, Inc.		8,154	119,048
SYSCO Corp.		24,091	552,648
United Natural Foods, Inc.	*†	1,912	34,072
Walgreen Co.		39,098	964,548
Wal-Mart Stores, Inc.		95,214	5,337,697
Weis Markets, Inc.	†	382	12,847
Whole Foods Market, Inc.		5,036	47,540
Winn-Dixie Stores, Inc.	*†	3,309	53,275
			10,919,275
Food Products—1.7%
Archer-Daniels-Midland Co.		23,265	$670,730
Bridgford Foods Corp.	*	559	2,130
Bunge Ltd.	†	4,700	243,319
Campbell Soup Co.		9,126	273,871
Chiquita Brands International, Inc.	*†	2,150	31,777
ConAgra Foods, Inc.		17,187	283,585
Corn Products International, Inc.		3,164	91,281
Darling International, Inc.	*	3,150	17,294
Dean Foods Co.	*†	6,281	112,870
Del Monte Foods Co.		8,204	58,577
Farmer Bros. Co.	†	930	23,194
Flowers Foods, Inc.	†	4,140	100,850
Fresh Del Monte Produce, Inc. (Cayman Islands)	*	567	12,712
General Mills, Inc.		12,527	761,015
Green Mountain Coffee Roasters, Inc.	*†	1,500	58,050
Griffin Land & Nurseries, Inc.		650	23,959
H.J. Heinz Co.		11,592	435,859
Hain Celestial Group, Inc.	*†	1,426	27,222
Hershey Co. (The)		6,420	223,031
Hormel Foods Corp.		3,195	99,301
Inventure Group, Inc. (The)	*	5,272	8,593
J.M. Smucker Co. (The)		4,592	199,109
Kellogg Co.		9,479	415,654
Kraft Foods, Inc., Class A		51,988	1,395,878
Lancaster Colony Corp.		1,389	47,643
Lance, Inc.		1,370	31,428
McCormick & Co., Inc.		4,101	130,658
Ralcorp Holdings, Inc.	*	2,312	135,021
Sanderson Farms, Inc.	†	864	29,860
Sara Lee Corp.		29,377	287,601
Smithfield Foods, Inc.	*†	4,682	65,876
Tootsie Roll Industries, Inc.	†	589	15,084
TreeHouse Foods, Inc.	*†	1,256	34,213
Tyson Foods, Inc., Class A		10,231	89,624
			6,436,869
Gas Utilities—0.4%
AGL Resources, Inc.		2,166	67,904
Atmos Energy Corp.		2,732	64,748
Chesapeake Utilities Corp.		949	29,875
Delta Natural Gas Co., Inc.		380	9,215
Energen Corp.		2,644	77,549
Equitable Resources, Inc.		5,288	177,412
Laclede Group, Inc. (The)		1,025	48,011
National Fuel Gas Co.		3,639	114,010
New Jersey Resources Corp.		1,681	66,147
Nicor, Inc.	†	1,828	63,505
Northwest Natural Gas Co.		1,183	52,324
Oneok, Inc.		3,908	113,801
Piedmont Natural Gas Co.	†	2,740	86,776
Questar Corp.		7,412	242,298
South Jersey Industries, Inc.	†	2,014	80,258
Southwest Gas Corp.		1,252	31,576
UGI Corp.		2,720	66,422
WGL Holdings, Inc.	†	2,315	75,677
			1,467,508
Health Care Equipment & Supplies—2.3%
Abaxis, Inc.	*†	749	12,006
Abiomed, Inc.	*†	886	14,548
Advanced Medical Optics, Inc.	*†	2,304	15,229
Align Technology, Inc.	*†	2,449	21,429

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
American Medical Systems Holdings, Inc.	*	3,000	$26,970
Analogic Corp.	†	593	16,177
Arthrocare Corp.	*†	851	4,059
Baxter International, Inc.		25,124	1,346,395
Beckman Coulter, Inc.	†	2,512	110,377
Becton Dickinson & Co.		8,917	609,834
Biolase Technology, Inc.	*	765	1,140
Boston Scientific Corp.	*	53,540	414,400
C.R. Bard, Inc.		3,904	328,951
Cerus Corp.	*	1,010	707
Clarient, Inc.	*†	3,308	5,392
Conceptus, Inc.	*†	1,047	15,935
Conmed Corp.	*†	1,362	32,606
Cooper Cos., Inc. (The)	†	1,627	26,683
Covidien Ltd.		19,745	715,559
CryoLife, Inc.	*†	937	9,098
Cyberonics, Inc.	*	956	15,841
Datascope Corp.		556	29,045
Dentsply International, Inc.	†	5,668	160,064
Edwards Lifesciences Corp.	*	2,575	141,496
ev3, Inc.	*†	785	4,789
Gen-Probe, Inc.	*†	1,849	79,211
Greatbatch, Inc.	*†	942	24,925
Haemonetics Corp.	*	1,157	65,371
HealthTronics, Inc.	*	2,529	5,690
Hill-Rom Holdings, Inc.	†	1,576	25,941
Hologic, Inc.	*†	9,792	127,981
Hospira, Inc.	*	6,367	170,763
ICU Medical, Inc.	*	605	20,050
Idexx Laboratories, Inc.	*†	3,136	113,147
Immucor, Inc.	*†	1,828	48,588
Integra LifeSciences Holdings Corp.	*†	1,190	42,328
Intuitive Surgical, Inc.	*	1,610	204,454
Invacare Corp.	†	1,333	20,688
Inverness Medical Innovations, Inc.	*†	3,011	56,938
Kensey Nash Corp.	*	866	16,809
Kinetic Concepts, Inc.	*†	2,200	42,196
Masimo Corp.	*	1,500	44,745
Medtronic, Inc.		43,480	1,366,142
Mentor Corp.		1,961	60,654
Meridian Bioscience, Inc.	†	1,158	29,494
Merit Medical Systems, Inc.	*†	2,519	45,166
NuVasive, Inc.	*†	2,111	73,146
OraSure Technologies, Inc.	*†	1,687	6,208
Osteotech, Inc.	*	1,498	2,532
Palomar Medical Technologies, Inc.	*†	1,116	12,868
Resmed, Inc.	*	3,034	113,714
RTI Biologics, Inc.	*†	807	2,227
Somanetics Corp.	*	1,352	22,322
SonoSite, Inc.	*	1,264	24,117
Spectranetics Corp.	*	1,045	2,727
St. Jude Medical, Inc.	*	14,024	462,231
Staar Surgical Co.	*	848	2,018
STERIS Corp.		2,777	66,343
Stryker Corp.	†	12,435	496,778
SurModics, Inc.	*	675	17,057
Synovis Life Technologies, Inc.	*	346	6,484
Teleflex, Inc.		1,322	66,232
Theragenics Corp.	*	1,492	1,746
ThermoGenesis Corp.	*†	4,316	1,856
Thoratec Corp.	*†	2,306	74,922
Urologix, Inc.	*†	1,050	578
Varian Medical Systems, Inc.	*	5,512	$193,141
West Pharmaceutical Services, Inc.	†	1,704	64,360
Wright Medical Group, Inc.	*†	1,309	26,743
Young Innovations, Inc.		677	10,426
Zimmer Holdings, Inc.	*	8,609	347,976
Zoll Medical Corp.	*	850	16,057
			8,804,820
Health Care Providers & Services—2.1%
Access Plans USA, Inc.	*†	3,538	849
Aetna, Inc.		18,064	514,824
Alliance Imaging, Inc.	*	1,429	11,389
Almost Family, Inc.	*†	422	18,982
Amedisys, Inc.	*†	1,698	70,195
AMERIGROUP Corp.	*†	1,950	57,564
AmerisourceBergen Corp.		5,774	205,901
AMN Healthcare Services, Inc.	*	1,507	12,749
Amsurg Corp.	*†	1,423	33,213
BioScrip, Inc.	*	1,095	2,431
Brookdale Senior Living, Inc.	†	2,200	12,276
Cardinal Health, Inc.		13,667	471,101
Catalyst Health Solutions, Inc.	*†	1,864	45,388
Centene Corp.	*†	1,972	38,868
Chemed Corp.		1,162	46,213
Chindex International, Inc.	*†	822	6,535
Cigna Corp.		10,791	181,828
Community Health Systems, Inc.	*	4,282	62,432
Coventry Health Care, Inc.	*	6,568	97,732
Cross Country Healthcare, Inc.	*†	1,339	11,770
DaVita, Inc.	*	4,290	212,655
Express Scripts, Inc.	*	7,967	438,026
Gentiva Health Services, Inc.	*	1,474	43,129
Hanger Orthopedic Group, Inc.	*†	1,083	15,714
Health Management Associates, Inc., Class A	*†	9,953	17,816
Health Net, Inc.	*	3,209	34,946
Healthspring, Inc.	*	2,400	47,928
Healthways, Inc.	*†	1,362	15,636
Henry Schein, Inc.	*†	3,652	133,992
Humana, Inc.	*	6,683	249,142
inVentiv Health, Inc.	*	2,100	24,234
Kindred Healthcare, Inc.	*†	1,800	23,436
Laboratory Corp. of America Holdings	*†	4,321	278,316
Landauer, Inc.		598	43,833
LCA-Vision, Inc.		616	2,532
LifePoint Hospitals, Inc.	*†	2,149	49,083
Lincare Holdings, Inc.	*	2,129	57,334
Magellan Health Services, Inc.	*	1,400	54,824
McKesson Corp.		11,391	441,173
Medco Health Solutions, Inc.	*	20,234	848,007
Mednax, Inc.	*†	2,182	69,169
National Healthcare Corp.		431	21,826
National Research Corp.	†	1,250	36,200
NovaMed, Inc.	*†	1,250	4,325
Odyssey HealthCare, Inc.	*	1,593	14,735
Omnicare, Inc.	†	4,277	118,730
Owens & Minor, Inc.	†	1,623	61,106
Patterson Cos., Inc.	*†	5,546	103,987
PDI, Inc.	*	703	2,819
PharMerica Corp.	*	1,365	21,390
PSS World Medical, Inc.	*†	3,574	67,263
Psychemedics Corp.		302	1,951
Psychiatric Solutions, Inc.	*†	2,662	74,137
Quest Diagnostics, Inc.		6,037	313,381
RehabCare Group, Inc.	*	739	11,203

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Res-Care, Inc.	*	1,222	$18,354
Sunrise Senior Living, Inc.	*†	1,950	3,276
Tenet Healthcare Corp.	*	19,289	22,182
U.S. Physical Therapy, Inc.	*	1,300	17,329
United American Healthcare Corp.	*	4,251	6,291
UnitedHealth Group, Inc.		49,658	1,320,903
Universal American Corp.	*	1,812	15,982
Universal Health Services, Inc., Class B		1,233	46,324
VCA Antech, Inc.	*†	3,442	68,427
WellCare Health Plans, Inc.	*	1,500	19,290
WellPoint, Inc.	*	19,668	828,613
			8,223,189
Health Care Technology—0.1%
Allscripts-Misys Healthcare Solutions, Inc.		2,300	22,816
AMICAS, Inc.	*†	1,846	3,083
Cerner Corp.	*†	3,044	117,042
Eclipsys Corp.	*†	1,846	26,195
HLTH Corp.	*†	5,456	57,070
IMS Health, Inc.		7,150	108,394
Mediware Information Systems, Inc.	*	1,088	5,222
Omnicell, Inc.	*	783	9,560
Phase Forward, Inc.	*†	2,151	26,930
			376,312
Hotels, Restaurants & Leisure—1.7%
Ambassadors International, Inc.	*†	523	382
Ameristar Casinos, Inc.		300	2,592
Bally Technologies, Inc.	*†	1,971	47,363
Bob Evans Farms, Inc.	†	1,465	29,930
Boyd Gaming Corp.	†	2,619	12,388
Brinker International, Inc.		5,167	54,460
Burger King Holdings, Inc.		1,700	40,596
California Pizza Kitchen, Inc.	*†	1,455	15,598
Carnival Corp.		17,238	419,228
CEC Entertainment, Inc.	*	1,614	39,139
Cedar Fair, LP		2,300	28,819
Cheesecake Factory, Inc. (The)	*	3,444	34,784
Chipotle Mexican Grill, Inc., Class A	*†	1,386	85,904
Choice Hotels International, Inc.	†	1,616	48,577
Churchill Downs, Inc.		638	25,788
CKE Restaurants, Inc.		1,945	16,883
Cracker Barrel Old Country Store, Inc.	†	2,120	43,651
Darden Restaurants, Inc.		5,104	143,831
DineEquity, Inc.	†	1,079	12,473
Dover Downs Gaming & Entertainment, Inc.	†	1,710	5,438
Dover Motorsports, Inc.		1,645	2,138
Empire Resorts, Inc.	*†	582	634
Gaylord Entertainment Co.	*†	1,772	19,208
International Game Technology		13,402	159,350
International Speedway Corp., Class A		1,190	34,189
Interval Leisure Group, Inc.	*†	1,886	10,166
Isle of Capri Casinos, Inc.	*†	1,250	4,000
Jack in the Box, Inc.	*†	2,874	63,487
Krispy Kreme Doughnuts, Inc.	*†	2,573	4,323
Landry’s Restaurants, Inc.		1,253	14,535
Las Vegas Sands Corp.	*	12,301	72,945
Life Time Fitness, Inc.	*†	1,774	$22,973
Marcus Corp.	†	1,505	24,426
Marriott International, Inc., Class A		13,654	265,570
MAXXAM, Inc.	*	856	11,556
McDonald’s Corp.		44,517	2,768,512
MGM MIRAGE	*†	4,792	65,938
Morgans Hotel Group Co.	*†	2,300	10,718
Morton’s Restaurant Group, Inc.	*	2,200	6,292
Multimedia Games, Inc.	*†	1,202	2,861
O’Charleys, Inc.		1,091	2,182
Orient-Express Hotels Ltd., Class A (Bermuda)	†	1,577	12,080
P.F. Chang’s China Bistro, Inc.	*	1,089	22,804
Panera Bread Co., Class A	*†	1,250	65,300
Papa John’s International, Inc.	*†	1,610	29,672
Peet’s Coffee & Tea, Inc.	*	637	14,810
Penn National Gaming, Inc.	*†	2,586	55,289
Pinnacle Entertainment, Inc.	*†	1,629	12,511
Red Robin Gourmet Burgers, Inc.	*†	692	11,646
Royal Caribbean Cruises Ltd.	†	4,300	59,125
Ruby Tuesday, Inc.	*	2,816	4,393
Scientific Games Corp., Class A	*	2,517	44,148
Shuffle Master, Inc.	*	1,527	7,574
Six Flags, Inc.	*	3,814	1,182
Sonic Corp.	*†	3,730	45,394
Speedway Motorsports, Inc.		149	2,400
Starbucks Corp.	*	29,904	282,892
Starwood Hotels & Resorts Worldwide, Inc.		7,939	142,108
Steak n Shake Co. (The)	*†	1,267	7,539
Texas Roadhouse, Inc., Class A	*†	3,070	23,792
Trump Entertainment Resorts, Inc.	*†	1,600	273
Vail Resorts, Inc.	*†	1,491	39,661
Wendy’s/Arby’s Group, Inc., Class A	†	25,109	124,038
WMS Industries, Inc.	*†	1,903	51,191
Wyndham Worldwide Corp.		8,848	57,954
Wynn Resorts Ltd.	*†	2,554	107,932
Yum! Brands, Inc.		19,013	598,910
			6,498,445
Household Durables—0.5%
American Greetings Corp., Class A	†	2,760	20,893
Bassett Furniture Industries, Inc.	†	1,139	3,816
Beazer Homes USA, Inc.	*†	1,494	2,361
Black & Decker Corp.		2,739	114,518
Blyth, Inc.	†	1,839	14,418
Brookfield Homes Corp.	†	1,218	5,262
California Coastal Communities, Inc.	*†	267	133
Centex Corp.		4,760	50,646
Champion Enterprises, Inc.	*†	2,559	1,433
D.R. Horton, Inc.		11,522	81,461
Ethan Allen Interiors, Inc.	†	1,551	22,288
Fortune Brands, Inc.		5,642	232,902
Furniture Brands International, Inc.	†	2,341	5,174
Garmin Ltd. (Cayman Islands)	†	4,774	91,518
Harman International Industries, Inc.		2,728	45,639
Helen of Troy Ltd. (Bermuda)	*	1,333	23,141
Hovnanian Enterprises, Inc., Class A	*	1,478	2,542

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Jarden Corp.	*†	2,055	$23,632
KB Home	†	3,248	44,238
La-Z-Boy, Inc.	†	2,404	5,217
Leggett & Platt, Inc.		7,391	112,269
Lennar Corp., Class A		5,675	49,202
Libbey, Inc.	†	749	936
M/I Homes, Inc.	†	610	6,429
MDC Holdings, Inc.	†	1,091	33,057
Meritage Homes Corp.	*	1,300	15,821
Mohawk Industries, Inc.	*	2,460	105,706
National Presto Industries, Inc.		535	41,195
Newell Rubbermaid, Inc.		10,108	98,856
NVR, Inc.	*	262	119,537
Palm Harbor Homes, Inc.	*†	1,181	5,881
Pulte Homes, Inc.	†	8,898	97,255
Russ Berrie & Co., Inc.	*	1,156	3,433
Ryland Group, Inc.	†	1,852	32,725
Skyline Corp.		720	14,393
Snap-On, Inc.		2,419	95,260
Standard Pacific Corp.	*†	2,568	4,571
Stanley Works (The)		3,365	114,747
Tempur-Pedic International, Inc.		1,346	9,543
Toll Brothers, Inc.	*†	4,132	88,549
Tupperware Brands Corp.	†	2,427	55,093
Universal Electronics, Inc.	*†	639	10,365
Whirlpool Corp.	†	2,980	123,223
			2,029,278
Household Products—2.5%
Central Garden and Pet Co.	*†	615	3,604
Central Garden and Pet Co., Class A	*	1,230	7,257
Church & Dwight Co., Inc.	†	2,569	144,172
Clorox Co.		5,245	291,412
Colgate-Palmolive Co.		19,424	1,331,321
Energizer Holdings, Inc.	*†	1,856	100,484
Kimberly-Clark Corp.		16,536	872,109
Procter & Gamble Co.		115,806	7,159,127
WD-40 Co.		949	26,847
			9,936,333
Independent Power Producers & Energy Traders—0.2%
AES Corp. (The)	*	25,835	212,880
Calpine Corp.	*	16,000	116,480
Constellation Energy Group, Inc.		7,434	186,519
Dynegy, Inc., Class A	*	15,654	31,308
Mirant Corp.	*	8,577	161,848
NRG Energy, Inc.	*	8,000	186,640
Reliant Energy, Inc.	*	11,470	66,297
			961,972
Industrial Conglomerates—2.2%
3M Co.		25,193	1,449,605
Carlisle Cos., Inc.		2,452	50,757
General Electric Co.		391,097	6,335,771
McDermott International, Inc.	*	8,276	81,767
Otter Tail Corp.	†	1,095	25,546
Seaboard Corp.		18	21,492
Standex International Corp.		724	14,364
Textron, Inc.		8,214	113,928
Tredegar Corp.		1,606	29,197
Tyco International Ltd. (Bermuda)		19,745	$426,492
United Capital Corp.	*	690	12,517
			8,561,436
Insurance—4.2%
Aflac, Inc.		18,665	855,604
Alleghany Corp.	*†	149	42,018
Allied World Assurance Co. Holdings Ltd. (Bermuda)		1,889	76,693
Allstate Corp. (The)		21,889	717,084
AMBAC Financial Group, Inc.	†	11,209	14,572
American Equity Investment Life Holding Co.	†	4,302	30,114
American Financial Group, Inc.		2,657	60,792
American Independence Corp.	*	430	1,182
American International Group, Inc.		90,295	141,763
American National Insurance Co.		945	69,675
American Physicians Capital, Inc.		1,290	62,049
AON Corp.		10,312	471,052
Arch Capital Group Ltd. (Bermuda)	*	1,428	100,103
Argo Group International Holdings Ltd. (Bermuda)	*	899	30,494
Arthur J. Gallagher & Co.	†	3,230	83,689
Aspen Insurance Holdings Ltd. (Bermuda)	†	3,512	85,166
Assurant, Inc.		4,146	124,380
Assured Guaranty Ltd. (Bermuda)	†	2,359	26,893
Axis Capital Holdings Ltd. (Bermuda)		5,691	165,722
Baldwin & Lyons, Inc., Class B	†	945	17,190
Berkshire Hathaway, Inc., Class A	*	46	4,443,600
Brown & Brown, Inc.		5,036	105,252
Chubb Corp.		14,462	737,562
Cincinnati Financial Corp.		6,036	175,466
CNA Financial Corp.		1,422	23,378
CNA Surety Corp.	*	1,486	28,531
Conseco, Inc.	*	6,600	34,188
Crawford & Co., Class B	*	1,891	27,495
Delphi Financial Group, Inc., Class A	†	1,945	35,866
Donegal Group, Inc., Class B		758	13,110
EMC Insurance Group, Inc.		341	8,747
Employers Holdings, Inc.		2,770	45,705
Endurance Specialty Holdings Ltd. (Bermuda)		2,698	82,370
Erie Indemnity Co., Class A		1,023	38,495
Everest Re Group Ltd. (Bermuda)		2,468	187,914
FBL Financial Group, Inc., Class A	†	1,275	19,699
Fidelity National Financial, Inc., Class A		8,236	146,189
First American Corp.		3,159	91,263
Genworth Financial, Inc., Class A		15,900	44,997
Hanover Insurance Group, Inc. (The)		2,346	100,808
Harleysville Group, Inc.		1,351	46,920
Hartford Financial Services Group, Inc.	†	12,354	202,853

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
HCC Insurance Holdings, Inc.		3,999	$106,973
Hilltop Holdings, Inc.	*†	1,180	11,493
Horace Mann Educators Corp.		2,000	18,380
Independence Holding Co.		961	3,469
Infinity Property & Casualty Corp.		810	37,851
IPC Holdings Ltd. (Bermuda)		2,362	70,624
Kansas City Life Insurance Co.		902	39,102
Lincoln National Corp.		10,899	205,337
Loews Corp.		14,187	400,783
Markel Corp.	*†	412	123,188
Marsh & McLennan Cos., Inc.		20,317	493,094
Max Capital Group Ltd. (Bermuda)	†	1,915	33,895
MBIA, Inc.	*†	8,742	35,580
Mercury General Corp.	†	1,109	51,003
MetLife, Inc.		18,841	656,797
Montpelier Re Holdings Ltd. (Bermuda)	†	3,734	62,694
National Financial Partners Corp.	†	1,495	4,545
Nationwide Financial Services, Inc., Class A	†	2,414	126,035
Navigators Group, Inc.	*	938	51,506
Odyssey Re Holdings Corp.		505	26,164
Old Republic International Corp.		9,191	109,557
PartnerRe Ltd. (Bermuda)		2,300	163,921
Phoenix Cos., Inc. (The)		4,217	13,790
Platinum Underwriters Holdings Ltd. (Bermuda)	†	2,734	98,643
PMA Capital Corp., Class A	*†	1,826	12,928
Presidential Life Corp.	†	1,144	11,314
Principal Financial Group, Inc.	†	10,091	227,754
ProAssurance Corp.	*†	1,647	86,929
Progressive Corp. (The)		24,774	366,903
Protective Life Corp.		3,130	44,915
Prudential Financial, Inc.		16,775	507,611
Reinsurance Group of America, Inc.	†	1,440	61,661
RenaissanceRe Holdings Ltd. (Bermuda)		2,900	149,524
RLI Corp.	†	1,164	71,190
Safety Insurance Group, Inc.		850	32,351
Selective Insurance Group, Inc.		2,122	48,657
StanCorp Financial Group, Inc.		2,460	102,754
State Auto Financial Corp.		488	14,669
Stewart Information Services Corp.	†	1,239	29,104
Torchmark Corp.	†	3,623	161,948
Tower Group, Inc.	†	1,736	48,973
Transatlantic Holdings, Inc.		1,167	46,750
Travelers Cos., Inc. (The)		23,227	1,049,860
United Fire & Casualty Co.		1,250	38,837
Unitrin, Inc.	†	1,906	30,382
Unum Group		13,588	252,737
Validus Holdings Ltd. (Bermuda)		1,256	32,857
W.R. Berkley Corp.		5,680	176,080
Wesco Financial Corp.		187	53,837
White Mountains Insurance Group Ltd.		300	80,133
XL Capital Ltd., Class A (Bermuda)		7,300	27,010
Zenith National Insurance Corp.		1,498	47,292
			16,576,027
Internet & Catalog Retail—0.3%
1-800-FLOWERS.COM, Inc., Class A	*	793	$3,029
Amazon.com, Inc.	*	12,445	638,180
dELiA*s, Inc.	*	925	2,035
drugstore.com, inc.	*	3,800	4,712
Expedia, Inc.	*	11,022	90,821
Hollywood Media Corp.	*	1,494	1,494
HSN, Inc.	*	1,886	13,711
Liberty Media Corp.— Interactive, Series A	*	25,718	80,240
NetFlix, Inc.	*	679	20,295
Overstock.com, Inc.	*†	770	8,301
priceline.com, Inc.	*†	1,548	114,010
Stamps.com, Inc.	*†	1,050	10,322
Ticketmaster Entertainment, Inc.	*	1,886	12,108
Valuevision Media, Inc., Class A	*†	1,741	575
			999,833
Internet Software & Services—1.2%
Akamai Technologies, Inc.	*	5,664	85,470
Ariba, Inc.	*†	2,075	14,961
Art Technology Group, Inc.	*†	8,333	16,083
Autobytel, Inc.	*	1,384	623
Bankrate, Inc.	*†	1,083	41,154
Chordiant Software, Inc.	*	1,859	4,945
DealerTrack Holdings, Inc.	*†	1,800	21,402
Digital River, Inc.	*†	1,627	40,350
Earthlink, Inc.	*	5,814	39,303
eBay, Inc.	*	42,977	599,959
Equinix, Inc.	*	622	33,084
Google, Inc., Class A	*	8,801	2,707,628
GSI Commerce, Inc.	*†	1,469	15,454
IAC/InterActiveCorp	*	4,715	74,167
I-many, Inc.	*	951	209
Infospace, Inc.		1,323	9,989
Internap Network Services Corp.	*†	1,297	3,242
Interwoven, Inc.	*†	1,908	24,041
Intraware, Inc.	*†	783	3,062
j2 Global Communications, Inc.	*†	1,614	32,345
Jupitermedia Corp.	*	1,450	536
Keynote Systems, Inc.	*	1,400	10,794
Knot, Inc. (The)	*†	2,304	19,169
LivePerson, Inc.	*	3,333	6,066
Looksmart Ltd.	*	500	815
MIVA, Inc.	*	990	178
ModusLink Global Solutions, Inc.	*	1,007	2,910
Move, Inc.	*†	7,362	11,779
NaviSite, Inc.	*†	3,725	1,490
NIC, Inc.		2,450	11,270
Omniture, Inc.	*†	3,520	37,453
On2 Technologies, Inc.	*†	4,620	924
Openwave Systems, Inc.	*	2,570	1,670
RealNetworks, Inc.	*	5,844	20,629
S1 Corp.	*	2,636	20,798
Saba Software, Inc.	*†	1,576	2,443
SAVVIS, Inc.	*†	408	2,811
SonicWALL, Inc.	*	2,442	9,719
SupportSoft, Inc.	*	1,562	3,483
United Online, Inc.		2,509	15,230
Valueclick, Inc.	*	4,058	27,757
VeriSign, Inc.	*	8,080	154,166
Vignette Corp.	*	737	6,935

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Web.com Group, Inc.	*	308	$1,127
Websense, Inc.	*	1,958	29,311
Yahoo! Inc.	*	50,447	615,453
Zix Corp.	*†	1,015	1,208
			4,783,595
IT Services—1.6%
Accenture Ltd., Class A (Bermuda)		21,831	715,838
Acxiom Corp.		3,451	27,988
Affiliated Computer Services, Inc., Class A	*	4,289	197,080
Alliance Data Systems Corp.	*†	1,955	90,966
Automatic Data Processing, Inc.		19,932	784,125
Broadridge Financial Solutions, Inc.		5,748	72,080
CACI International, Inc., Class A	*†	1,198	54,018
Ciber, Inc.	*	2,444	11,756
Cognizant Technology Solutions Corp., Class A	*	10,552	190,569
Computer Sciences Corp.	*	6,597	231,819
Convergys Corp.	*	5,933	38,031
CSG Systems International, Inc.	*†	2,153	37,613
Cybersource Corp.	*†	2,776	33,284
DST Systems, Inc.	*†	2,518	95,634
Edgewater Technology, Inc.	*	1,533	3,970
Euronet Worldwide, Inc.	*†	1,056	12,260
Fidelity National Information Services, Inc.		8,097	131,738
Fiserv, Inc.	*	6,994	254,372
Forrester Research, Inc.	*	963	27,166
Gartner, Inc., Class A	*	1,179	21,022
Gevity HR, Inc.	†	964	1,456
Global Payments, Inc.	†	3,238	106,174
Hackett Group, Inc. (The)	*	1,140	3,329
Hewitt Associates, Inc., Class A	*	2,317	65,756
iGATE Corp.	*	1,397	9,094
infoGROUP, Inc.		1,708	8,096
Integral Systems, Inc.	*	1,010	12,170
Lender Processing Services, Inc.		4,048	119,214
Lionbridge Technologies, Inc.	*†	1,165	1,456
Management Network Group, Inc.	*	1,600	640
Mantech International Corp., Class A	*	1,217	65,949
Mastech Holdings, Inc.	*	93	221
Mastercard, Inc., Class A	†	3,393	484,961
MAXIMUS, Inc.		1,052	36,936
Metavante Technologies, Inc.	*	2,857	46,026
MoneyGram International, Inc.	*	3,750	3,788
NeuStar, Inc., Class A	*†	3,140	60,068
Online Resources Corp.	*	700	3,318
Paychex, Inc.		13,545	355,963
Perot Systems Corp., Class A	*	4,359	59,588
Pfsweb, Inc.	*	1,209	871
Safeguard Scientifics, Inc.	*†	4,073	2,810
SAIC, Inc.	*	7,390	143,957
Sapient Corp.	*	4,150	18,426
SRA International, Inc., Class A	*†	1,664	28,704
StarTek, Inc.	*	994	4,423
Syntel, Inc.	†	1,554	35,928
TeleTech Holdings, Inc.	*†	2,738	22,862
Total System Services, Inc.		6,935	$97,090
Unisys Corp.	*	13,714	11,657
VeriFone Holdings, Inc.	*†	2,645	12,961
Visa, Inc., Class A		17,412	913,259
Western Union Co. (The)		27,933	400,559
Wright Express Corp.	*†	1,750	22,050
			6,191,089
Leisure Equipment & Products—0.2%
Arctic Cat, Inc.	†	1,857	8,895
Brunswick Corp.	†	3,797	15,985
Callaway Golf Co.		2,881	26,764
Concord Camera Corp.	*	572	1,401
Eastman Kodak Co.		11,893	78,256
Fairchild Corp. (The), Class A	*	3,265	980
Hasbro, Inc.		4,503	131,353
Jakks Pacific, Inc.	*†	925	19,083
Leapfrog Enterprises, Inc.	*	1,261	4,414
Mattel, Inc.		13,234	211,744
Nautilus, Inc.	*	1,359	3,003
Polaris Industries, Inc.	†	1,858	53,232
Pool Corp.	†	2,434	43,739
RC2 Corp.	*	1,650	17,606
Steinway Musical Instruments, Inc.	*	683	11,959
Sturm Ruger & Co., Inc.	*†	3,296	19,677
			648,091
Life Sciences Tools & Services—0.5%
Accelrys, Inc.	*	1,145	4,992
Affymetrix, Inc.	*	2,525	7,550
Albany Molecular Research, Inc.	*†	1,371	13,354
AMAG Pharmaceuticals, Inc.	*†	834	29,899
Bio-Rad Laboratories, Inc., Class A	*	623	46,918
Bruker Corp.	*†	1,667	6,735
Caliper Life Sciences, Inc.	*†	867	841
Cambrex Corp.	*	1,258	5,812
Charles River Laboratories International, Inc.	*†	2,755	72,181
Clinical Data, Inc.	*†	1,998	17,782
Covance, Inc.	*	2,839	130,679
Dionex Corp.	*†	1,031	46,240
Enzo Biochem, Inc.	*	1,353	6,616
eResearchTechnology, Inc.	*†	2,056	13,631
Exelixis, Inc.	*†	2,695	13,529
Illumina, Inc.	*†	4,156	108,264
Life Technologies Corp.	*	7,338	171,049
Luminex Corp.	*†	1,070	22,855
Millipore Corp.	*	2,026	104,380
Nanogen, Inc.	*	950	133
Nektar Therapeutics	*	2,368	13,166
Ore Pharmaceuticals, Inc.	*	190	91
Parexel International Corp.	*†	2,306	22,391
PerkinElmer, Inc.		5,266	73,250
Pharmaceutical Product Development, Inc.	†	4,736	137,391
PharmaNet Development Group, Inc.	*†	576	524
Sequenom, Inc.	*†	614	12,182
Techne Corp.		1,736	112,007
Thermo Fisher Scientific, Inc.	*	15,692	534,626
Varian, Inc.	*†	1,502	50,332
Waters Corp.	*	4,698	172,182
			1,951,582

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Machinery—1.9%
3D Systems Corp.	*†	1,158	$9,195
Actuant Corp., Class A	†	2,022	38,458
AGCO Corp.	*	3,068	72,374
Albany International Corp., Class A	†	1,437	18,451
American Railcar Industries, Inc.		1,200	12,636
Ampco-Pittsburgh Corp.	†	613	13,302
Astec Industries, Inc.	*†	821	25,722
Badger Meter, Inc.	†	1,134	32,909
Barnes Group, Inc.	†	2,018	29,261
Blount International, Inc.	*	1,532	14,523
Briggs & Stratton Corp.	†	1,822	32,049
Bucyrus International, Inc.	†	2,860	52,967
Caterpillar, Inc.		24,209	1,081,416
Chart Industries, Inc.	*	1,070	11,374
CIRCOR International, Inc.	†	711	19,552
Clarcor, Inc.	†	2,354	78,106
Crane Co.		2,467	42,531
Cummins, Inc.		7,020	187,645
Danaher Corp.		9,574	541,984
Deere & Co.		16,558	634,503
Donaldson Co., Inc.	†	3,810	128,206
Dover Corp.		7,805	256,941
Eaton Corp.		5,791	287,871
EnPro Industries, Inc.	*†	981	21,131
ESCO Technologies, Inc.	*	1,222	50,041
Federal Signal Corp.		2,159	17,725
Flow International Corp.	*	2,200	5,324
Flowserve Corp.		2,375	122,312
Force Protection, Inc.	*†	3,825	22,873
FreightCar America, Inc.		900	16,443
Gardner Denver, Inc.	*	1,836	42,852
Graco, Inc.	†	2,883	68,414
Harsco Corp.		3,646	100,921
Hurco Cos., Inc.	*†	300	3,600
IDEX Corp.	†	3,304	79,792
Illinois Tool Works, Inc.		16,615	582,356
Ingersoll-Rand Co. Ltd., Class A (Bermuda)		13,400	232,490
ITT Corp.		6,885	316,641
John Bean Technologies Corp.		1,164	9,510
Joy Global, Inc.		4,599	105,271
Kadant, Inc.	*	721	9,719
Kaydon Corp.	†	1,422	48,846
Kennametal, Inc.	†	3,196	70,919
Lincoln Electric Holdings, Inc.	†	1,877	95,596
Lindsay Corp.	†	808	25,686
Manitowoc Co., Inc. (The)		5,044	43,681
Middleby Corp.	*†	936	25,525
Mueller Industries, Inc.	†	1,592	39,927
Mueller Water Products, Inc., Class A	†	3,000	25,200
NACCO Industries, Inc., Class A	†	309	11,560
Navistar International Corp.	*†	2,436	52,082
Nordson Corp.	†	1,522	49,145
Oshkosh Corp.		2,868	25,497
PACCAR, Inc.		14,853	424,796
Pall Corp.		5,186	147,438
Paragon Technologies, Inc.	*	1,800	5,076
Parker Hannifin Corp.		7,453	317,051
Pentair, Inc.		3,618	85,638
Robbins & Myers, Inc.		1,736	28,071
Sauer-Danfoss, Inc.	†	1,531	13,396
SPX Corp.		2,157	$87,466
Tecumseh Products Co., Class A	*	712	6,821
Tennant Co.		1,280	19,712
Terex Corp.	*	4,124	71,428
Timken Co.		3,702	72,670
Titan International, Inc.	†	1,356	11,187
Toro Co.	†	1,020	33,660
Trinity Industries, Inc.	†	3,051	48,084
TurboChef Technologies, Inc.	*†	993	4,876
Valmont Industries, Inc.	†	1,162	71,300
Wabash National Corp.		1,395	6,277
Wabtec Corp.		1,737	69,046
Watts Water Technologies, Inc., Class A	†	1,225	30,588
			7,497,636
Marine—0.0%
Alexander & Baldwin, Inc.		1,466	36,738
American Commercial Lines, Inc.	*†	2,000	9,800
Eagle Bulk Shipping, Inc.	†	3,648	24,879
Excel Maritime Carriers Ltd. (Greece)	†	2,810	19,782
Genco Shipping & Trading Ltd.	†	2,042	30,222
Horizon Lines, Inc., Class A		2,035	7,102
Kirby Corp.	*†	2,358	64,515
			193,038
Media—2.5%
4Kids Entertainment, Inc.	*†	605	1,186
A.H. Belo Corp., Class A		944	2,058
Alloy, Inc.	*	462	1,954
Arbitron, Inc.		1,298	17,237
Ascent Media Corp., Class A	*	545	11,903
Belo Corp., Class A		4,721	7,365
Cablevision Systems Corp., Class A		9,044	152,301
CBS Corp., Class B		25,719	210,639
Charter Communications, Inc., Class A	*	11,237	919
Citadel Broadcasting Corp.	*	6,896	1,103
CKX, Inc.	*	1,800	6,606
Clear Channel Outdoor Holdings, Inc., Class A	*†	2,500	15,375
Comcast Corp., Class A		109,481	1,848,039
Cox Radio, Inc., Class A	*	1,752	10,530
Crown Media Holdings, Inc., Class A	*†	5,899	16,812
Cumulus Media, Inc., Class A	*	2,174	5,413
DIRECTV Group, Inc. (The)	*	23,227	532,131
Discovery Communications, Inc., Class A	*	5,451	77,186
Discovery Communications, Inc., Series C	*	5,451	72,989
DISH Network Corp., Class A	*	9,386	104,091
DreamWorks Animation SKG, Inc., Class A	*	1,300	32,838
E.W. Scripps Co., (The), Class A	†	1,204	2,661
EDCI Holdings, Inc.	*	214	775
Emmis Communications Corp., Class A	*	1,175	411
Entercom Communications Corp., Class A	†	2,183	2,685
Entravision Communications Corp., Class A	*	2,852	4,449
Gannett Co., Inc.	†	7,301	58,408

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Gray Television, Inc.	†	1,838	$735
Harris Interactive, Inc.	*†	2,730	1,774
Harte-Hanks, Inc.	†	3,119	19,463
Hearst-Argyle Television, Inc.	†	2,184	13,235
Image Entertainment, Inc.	*	299	559
Interactive Data Corp.		1,521	37,508
Interpublic Group of Cos., Inc.	*	17,203	68,124
John Wiley & Sons, Inc., Class A	†	2,491	88,630
Journal Communications, Inc., Class A		3,900	9,555
Lamar Advertising Co., Class A	*†	3,479	43,696
Lee Enterprises, Inc.	†	1,973	809
Liberty Global, Inc., Class A	*†	13,426	213,742
Liberty Media Corp.—Capital, Series A	*	5,451	25,674
Liberty Media Corp.— Entertainment, Series A	*	21,804	381,134
LIN TV Corp., Class A	*	1,419	1,547
Live Nation, Inc.	*†	2,705	15,527
LodgeNet Interactive Corp.	*†	1,250	875
Marvel Entertainment, Inc.	*†	1,469	45,172
McClatchy Co., Class A	†	2,444	1,955
McGraw-Hill Cos., Inc. (The)		13,196	306,015
Media General, Inc., Class A	†	952	1,666
Mediacom Communications Corp., Class A	*†	3,433	14,762
Meredith Corp.	†	2,083	35,661
National CineMedia, Inc.		2,226	22,572
National Lampoon, Inc.	*‡	3,300	1,807
New Frontier Media, Inc.		3,808	6,474
New York Times Co. (The), Class A		5,682	41,649
News Corp., Class A		91,998	836,262
Omnicom Group, Inc.		12,710	342,153
Playboy Enterprises, Inc., Class B	*†	1,251	2,702
Primedia, Inc.	†	1,475	3,201
R.H. Donnelley Corp.	*	2,471	914
Radio One, Inc., Class A	*†	4,327	1,947
Radio Unica Corp.	*‡αd	1,900	—
RCN Corp.	*	2,597	15,322
Regal Entertainment Group, Class A		2,743	28,006
Regent Communications, Inc.	*	1,600	142
Salem Communications Corp., Class A	*	850	637
Scholastic Corp.	†	1,845	25,055
Scripps Networks Interactive, Inc., Class A		3,612	79,464
Sinclair Broadcast Group, Inc., Class A	†	2,049	6,352
Sirius XM Radio, Inc.	*†	88,505	10,621
Time Warner Cable, Inc., Class A	*	4,450	95,452
Time Warner, Inc.		147,403	1,482,874
Valassis Communications, Inc.	*†	2,236	2,952
Value Line, Inc.	†	573	19,780
Viacom, Inc., Class B	*	22,554	429,879
Virgin Media, Inc.	†	10,479	52,290
Walt Disney Co. (The)		68,450	1,553,130
Washington Post Co. (The), Class B		258	100,685
World Wrestling Entertainment, Inc., Class A	†	1,030	11,412
			9,699,616
Metals & Mining—0.8%
AK Steel Holding Corp.		5,009	$46,684
Alcoa, Inc.		32,213	362,718
Allegheny Technologies, Inc.	†	3,350	85,526
AMCOL International Corp.	†	1,186	24,847
Brush Engineered Materials, Inc.	*	1,122	14,272
Carpenter Technology Corp.		1,882	38,656
Century Aluminum Co.	*	865	8,650
Cliffs Natural Resources, Inc.		4,072	104,284
Coeur d’Alene Mines Corp.	*†	21,452	18,878
Commercial Metals Co.	†	4,080	48,430
Compass Minerals International, Inc.	†	1,915	112,334
Freeport-McMoRan Copper & Gold, Inc.		14,811	361,981
Hecla Mining Co.	*†	4,124	11,547
Newmont Mining Corp.		17,560	714,692
Nucor Corp.		10,763	497,251
Reliance Steel & Aluminum Co.	†	2,966	59,142
Rock of Ages Corp.	*	1,387	2,774
Royal Gold, Inc.		1,153	56,739
RTI International Metals, Inc.	*†	1,363	19,505
Schnitzer Steel Industries, Inc., Class A		693	26,091
Southern Copper Corp.	†	8,700	139,722
Steel Dynamics, Inc.		8,080	90,334
Stillwater Mining Co.	*†	3,727	18,411
Titanium Metals Corp.	†	5,344	47,081
United States Steel Corp.		4,607	171,380
Worthington Industries, Inc.		3,575	39,396
			3,121,325
Multiline Retail—0.6%
99 Cents Only Stores	*†	3,207	35,052
Big Lots, Inc.	*	3,509	50,845
Dillard’s, Inc., Class A	†	3,454	13,712
Dollar Tree, Inc.	*	3,266	136,519
Family Dollar Stores, Inc.		6,556	170,915
Fred’s, Inc., Class A	†	1,781	19,164
J.C. Penney Co., Inc.		7,928	156,182
Kohl’s Corp.	*	11,086	401,313
Macy’s, Inc.		16,688	172,721
Nordstrom, Inc.	†	6,901	91,852
Retail Ventures, Inc.	*†	1,372	4,761
Saks, Inc.	*†	5,811	25,452
Sears Holdings Corp.	*†	3,188	123,918
Target Corp.		27,222	939,976
Tuesday Morning Corp.	*†	1,816	2,960
			2,345,342
Multi-Utilities—1.4%
Alliant Energy Corp.		4,491	131,047
Ameren Corp.		8,429	280,349
Avista Corp.	†	1,759	34,090
Black Hills Corp.	†	2,041	55,025
Centerpoint Energy, Inc.		12,705	160,337
CH Energy Group, Inc.	†	694	35,665
CMS Energy Corp.	†	6,681	67,545
Consolidated Edison, Inc.		10,767	419,159
Dominion Resources, Inc.		22,974	823,388
DTE Energy Co.		6,985	249,155
Integrys Energy Group, Inc.		2,691	115,659
MDU Resources Group, Inc.		7,657	165,238
NiSource, Inc.		10,893	119,496
NorthWestern Corp.		1,449	34,008

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
NSTAR	†	4,374	$159,607
OGE Energy Corp.	†	3,358	86,569
PG&E Corp.		13,709	530,675
PNM Resources, Inc.	†	2,169	21,864
Public Service Enterprise Group, Inc.		19,514	569,223
Puget Energy, Inc.		3,548	96,754
SCANA Corp.		4,791	170,560
Sempra Energy		8,687	370,327
TECO Energy, Inc.		7,797	96,293
Vectren Corp.		3,706	92,687
Wisconsin Energy Corp.		4,564	191,597
Xcel Energy, Inc.		16,552	307,040
			5,383,357
Office Electronics—0.1%
Xerox Corp.		36,218	288,657
Zebra Technologies Corp., Class A	*†	2,988	60,537
			349,194
Oil, Gas & Consumable Fuels—10.4%
Adams Resources & Energy, Inc.		1,462	24,854
Alpha Natural Resources, Inc.	*	2,447	39,617
Anadarko Petroleum Corp.		17,797	686,074
Apache Corp.		12,742	949,661
APCO Argentina, Inc.	†	2,488	66,255
Arch Coal, Inc.		5,284	86,076
Arena Resources, Inc.	*	1,202	33,764
Atlas America, Inc.		2,578	38,283
ATP Oil & Gas Corp.	*†	685	4,007
Berry Petroleum Co., Class A		2,902	21,939
Blue Dolphin Energy Co.	*	3,650	1,278
BP Prudhoe Bay Royalty Trust		1,105	81,041
BPZ Resources, Inc.	*	4,003	25,619
BreitBurn Energy Partners LP		2,728	19,110
Buckeye Partners LP		1,400	45,150
Cabot Oil & Gas Corp.		4,548	118,248
Callon Petroleum Co.	*†	779	2,025
Carrizo Oil & Gas, Inc.	*†	1,800	28,980
Chesapeake Energy Corp.		24,112	389,891
Chevron Corp.		80,475	5,952,736
Cimarex Energy Co.		2,681	71,797
Clayton Williams Energy, Inc.	*	550	24,992
CNX Gas Corp.	*†	1,100	30,030
Comstock Resources, Inc.	*†	1,735	81,979
Concho Resources, Inc.	*	1,982	45,229
ConocoPhillips		55,421	2,870,808
Consol Energy, Inc.		7,462	213,264
Contango Oil & Gas Co.	*†	902	50,783
Copano Energy LLC		2,400	28,008
Cross Timbers Royalty Trust		575	16,014
Crosstex Energy LP		2,434	10,637
Crosstex Energy, Inc.		2,100	8,190
Delta Petroleum Corp.	*†	2,709	12,895
Denbury Resources, Inc.	*†	8,932	97,537
Devon Energy Corp.		16,306	1,071,467
Dorchester Minerals LP		2,200	34,914
El Paso Corp.		25,233	197,574
Enbridge Energy Partners LP		1,775	45,263
Encore Acquisition Co.	*	2,062	52,622
Energy Partners Ltd.	*†	1,667	2,250
Energy Transfer Equity LP		6,038	97,876
Energy Transfer Partners LP		2,777	94,446
Enterprise Products Partners LP		9,898	205,186
EOG Resources, Inc.		9,358	$623,056
Evergreen Energy, Inc.	*	4,989	1,447
EXCO Resources, Inc.	*	8,720	79,003
Exxon Mobil Corp.		200,715	16,023,078
Forest Oil Corp.	*†	3,820	62,992
Foundation Coal Holdings, Inc.	†	2,560	35,891
Frontier Oil Corp.	†	4,576	57,795
FX Energy, Inc.	*	3,496	9,754
General Maritime Corp.	†	2,542	27,453
GMX Resources, Inc.	*†	1,297	32,840
Hess Corp.		10,910	585,212
Holly Corp.	†	1,972	35,950
Hugoton Royalty Trust		1,669	26,787
Inergy LP		1,700	28,968
International Coal Group, Inc.	*†	4,900	11,270
James River Coal Co.	*	1,500	22,995
Kinder Morgan Energy Partners LP		5,910	270,383
Kinder Morgan Management LLC	*	2,142	85,637
Linn Energy LLC		3,543	53,039
Magellan Midstream Partners LP		2,000	60,420
Marathon Oil Corp.		28,613	782,852
Mariner Energy, Inc.	*	3,261	33,262
MarkWest Energy Partners LP		3,584	28,600
Massey Energy Co.		3,053	42,101
McMoRan Exploration Co.	*	2,961	29,018
Meridian Resource Corp.	*†	2,950	1,682
Murphy Oil Corp.		7,512	333,157
Natural Resource Partners LP		2,000	34,900
Newfield Exploration Co.	*	5,246	103,609
Noble Energy, Inc.		6,772	333,318
NuStar Energy LP		1,500	61,590
NuStar GP Holdings LLC		1,450	25,636
Occidental Petroleum Corp.		31,813	1,908,462
ONEOK Partners LP		1,650	75,158
Overseas Shipholding Group, Inc.		1,587	66,829
Parallel Petroleum Corp.	*†	2,700	5,427
Patriot Coal Corp.	*†	2,992	18,700
Peabody Energy Corp.		10,424	237,146
Penn Virginia Corp.		1,433	37,229
Penn Virginia Resource Partners LP		1,600	18,192
PetroHawk Energy Corp.	*†	9,713	151,814
Petroleum Development Corp.	*	1,250	30,088
Petroquest Energy, Inc.	*†	3,346	22,619
Pioneer Natural Resources Co.		5,801	93,860
Plains All American Pipeline LP		3,917	135,881
Plains Exploration & Production Co.	*	5,227	121,475
Quicksilver Resources, Inc.	*†	3,960	22,057
Range Resources Corp.		5,516	189,695
Rentech, Inc.	*	7,800	5,304
Rosetta Resources, Inc.	*	3,400	24,072
SandRidge Energy, Inc.	*	3,220	19,803
Southern Union Co.		3,367	43,906
Southwestern Energy Co.	*	12,144	351,812
Spectra Energy Corp.		23,691	372,896
St. Mary Land & Exploration Co.	†	2,262	45,941
Stone Energy Corp.	*	1,208	13,312
Sunoco Logistics Partners LP		950	42,883
Sunoco, Inc.		5,446	236,683
Swift Energy Co.	*†	1,142	19,197
Syntroleum Corp.	*	1,246	673
Targa Resources Partners LP		2,566	19,887

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
TC Pipelines LP		1,100	$25,575
Teekay Corp. (Bahamas)	†	1,691	33,228
TEPPCO Partners LP		2,500	48,925
Tesoro Corp.		6,846	90,162
TXCO Resources, Inc.	*†	5,411	8,062
Ultra Petroleum Corp.	*	6,082	209,890
USEC, Inc.	*†	2,637	11,840
Vaalco Energy, Inc.	*	3,800	28,272
Valero Energy Corp.		21,104	456,691
Verenium Corp.	*†	1,790	1,575
Walter Industries, Inc.		1,640	28,716
Warren Resources, Inc.	*	3,600	7,164
Western Refining, Inc.		2,500	19,400
Whiting Petroleum Corp.	*†	1,242	41,557
Williams Cos., Inc.		24,207	350,517
Williams Partners LP		1,275	15,224
World Fuel Services Corp.	†	960	35,520
XTO Energy, Inc.		21,704	765,500
			40,430,883
Paper & Forest Products—0.2%
AbitibiBowater, Inc. (Canada)	*	1,189	559
Buckeye Technologies, Inc.	*	1,251	4,554
Clearwater Paper Corp.	*†	462	3,878
Deltic Timber Corp.		724	33,123
Domtar Corp. (Canada)	*†	16,660	27,822
Glatfelter	†	1,740	16,182
International Paper Co.		14,370	169,566
Louisiana-Pacific Corp.		4,396	6,858
MeadWestvaco Corp.		6,398	71,594
Neenah Paper, Inc.		652	5,764
Schweitzer-Mauduit International, Inc.	†	724	14,494
Wausau Paper Corp.	†	1,903	21,770
Weyerhaeuser Co.		8,921	273,072
			649,236
Personal Products—0.2%
Alberto-Culver Co.		3,659	89,682
Avon Products, Inc.		17,888	429,849
Chattem, Inc.	*†	872	62,374
Elizabeth Arden, Inc.	*	1,017	12,824
Estee Lauder Cos., Inc. (The), Class A		3,747	116,007
Herbalife Ltd. (Cayman Islands)		848	18,385
Medifast, Inc.	*	734	4,059
NBTY, Inc.	*	2,664	41,692
Nu Skin Enterprises, Inc., Class A		3,018	31,478
USANA Health Sciences, Inc.	*	593	20,304
			826,654
Pharmaceuticals—6.5%
Abbott Laboratories		60,081	3,206,523
Adolor Corp.	*	1,927	3,199
Allergan, Inc.		11,928	480,937
AVANIR Pharmaceuticals, Class A	*	1,500	615
Bristol-Myers Squibb Co.		79,233	1,842,167
Columbia Laboratories, Inc.	*†	1,819	2,310
CPEX Pharmaceuticals, Inc.	*	71	692
Cypress Bioscience, Inc.	*†	1,560	10,670
Discovery Laboratories, Inc.	*†	2,566	2,874
Durect Corp.	*	1,900	6,441
Eli Lilly & Co.		37,735	1,519,588
Emisphere Technologies, Inc.	*	772	$610
Endo Pharmaceuticals Holdings, Inc.	*	4,151	107,428
Forest Laboratories, Inc.	*	12,889	328,283
Heska Corp.	*	4,462	1,116
Hi-Tech Pharmacal Co., Inc.	*	862	4,775
Hollis-Eden Pharmaceuticals, Inc.	*	954	649
Immtech Pharmaceuticals, Inc.	*	681	102
Inspire Pharmaceuticals, Inc.	*†	1,369	4,928
Johnson & Johnson		109,748	6,566,223
King Pharmaceuticals, Inc.	*	10,009	106,296
KV Pharmaceutical Co., Class A	*	2,179	6,276
MDRNA, Inc.	*	1,500	510
Medicines Co. (The)	*	2,018	29,725
Medicis Pharmaceutical Corp., Class A	†	2,422	33,666
Merck & Co., Inc.		86,025	2,615,160
Mylan, Inc.	*	10,732	106,139
Noven Pharmaceuticals, Inc.	*†	1,350	14,850
Pain Therapeutics, Inc.	*	1,318	7,803
Par Pharmaceutical Cos., Inc.	*	1,362	18,264
Penwest Pharmaceuticals Co.	*	930	1,460
Perrigo Co.	†	2,922	94,410
Pfizer, Inc.		266,021	4,711,232
Pharmos Corp.	*	1,375	107
Pozen, Inc.	*	1,014	5,111
Salix Pharmaceuticals Ltd.	*†	2,346	20,715
Schering-Plough Corp.		63,836	1,087,127
Sepracor, Inc.	*	4,575	50,234
SuperGen, Inc.	*	1,338	2,556
Valeant Pharmaceuticals International	*†	3,473	79,532
Viropharma, Inc.	*	4,061	52,874
Vivus, Inc.	*	1,400	7,448
Watson Pharmaceuticals, Inc.	*	4,480	119,034
Wyeth		52,091	1,953,933
XenoPort, Inc.	*†	1,939	48,630
			25,263,222
Professional Services—0.3%
Administaff, Inc.	†	1,143	24,780
Advisory Board Co. (The)	*†	950	21,185
Barrett Business Services, Inc.		2,203	24,013
CDI Corp.	†	1,131	14,635
Corporate Executive Board Co. (The)		1,507	33,244
CoStar Group, Inc.	*†	770	25,364
CRA International, Inc.	*†	986	26,553
Diamond Management & Technology Consultants, Inc.	†	1,431	6,025
Dun & Bradstreet Corp.		2,641	203,885
Equifax, Inc.		5,325	141,219
FTI Consulting, Inc.	*	1,735	77,520
Heidrick & Struggles International, Inc.		865	18,632
Huron Consulting Group, Inc.	*†	988	56,583
Kelly Services, Inc., Class A		1,173	15,261
Kforce, Inc.	*	297	2,281
Korn/Ferry International	*†	1,624	18,546
Manpower, Inc.		3,593	122,126
Monster Worldwide, Inc.	*	4,681	56,593
MPS Group, Inc.	*	3,706	27,906
Navigant Consulting, Inc.	*†	2,313	36,707
On Assignment, Inc.	*†	1,243	7,048
RCM Technologies, Inc.	*	1,593	1,720
Resources Connection, Inc.	*†	2,060	33,743

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Robert Half International, Inc.	†	7,107	$147,968
School Specialty, Inc.	*†	854	16,329
Spherion Corp.	*	2,689	5,943
TrueBlue, Inc.	*†	2,485	23,781
Volt Information Sciences, Inc.	*†	1,249	9,030
Watson Wyatt Worldwide, Inc., Class A	†	1,600	76,512
Westaff, Inc.	*	942	603
			1,275,735
Real Estate Investment Trusts (REIT)—1.8%
Acadia Realty Trust REIT		1,318	18,808
Agree Realty Corp. REIT	†	814	14,758
Alesco Financial, Inc. REIT		4,213	1,854
Alexander’s, Inc. REIT		78	19,882
Alexandria Real Estate Equities, Inc. REIT	†	1,245	75,123
AMB Property Corp. REIT	†	3,649	85,460
American Campus Communities, Inc. REIT	†	1,699	34,796
American Land Lease, Inc. REIT		1,828	25,263
Annaly Capital Management, Inc. REIT		21,591	342,649
Anthracite Capital, Inc. REIT	†	1,100	2,453
Anworth Mortgage Asset Corp. REIT		834	5,363
Apartment Investment & Management Co., Class A REIT	†	4,927	56,907
Ashford Hospitality Trust, Inc. REIT	†	4,200	4,830
AvalonBay Communities, Inc. REIT		3,116	188,767
BioMed Realty Trust, Inc. REIT		1,400	16,408
Boston Properties, Inc. REIT		4,700	258,500
Brandywine Realty Trust REIT		6,105	47,070
BRE Properties, Inc. REIT	†	2,433	68,075
BRT Realty Trust REIT		355	1,313
Camden Property Trust REIT	†	2,058	64,498
Capital Trust, Inc., Class A REIT		523	1,883
CapitalSource, Inc. REIT	†	4,975	22,985
Capstead Mortgage Corp. REIT		2,400	25,848
CBL & Associates Properties, Inc. REIT	†	2,548	16,562
Cedar Shopping Centers, Inc. REIT	†	583	4,128
Colonial Properties Trust REIT	†	1,962	16,343
Corporate Office Properties Trust REIT	†	1,904	58,453
Cousins Properties, Inc. REIT	†	2,338	32,381
DCT Industrial Trust, Inc. REIT	†	6,576	33,275
Developers Diversified Realty Corp. REIT		4,733	23,097
DiamondRock Hospitality Co. REIT		3,930	19,925
Digital Realty Trust, Inc. REIT	†	2,000	65,700
Douglas Emmett, Inc. REIT		4,212	55,009
Duke Realty Corp. REIT	†	5,609	61,475
Eastern Light Capital, Inc. REIT	*	799	3,516
EastGroup Properties, Inc. REIT		1,538	54,722
Entertainment Properties Trust REIT	†	749	$22,320
Equity Lifestyle Properties, Inc. REIT	†	1,140	43,730
Equity One, Inc. REIT	†	2,619	46,356
Equity Residential REIT		10,587	315,704
Essex Property Trust, Inc. REIT	†	807	61,937
Extra Space Storage, Inc. REIT		3,500	36,120
Federal Realty Investment Trust REIT	†	2,295	142,474
FelCor Lodging Trust, Inc. REIT	†	3,135	5,768
First Industrial Realty Trust, Inc. REIT	†	1,599	12,072
First Potomac Realty Trust REIT		1,628	15,140
Franklin Street Properties Corp. REIT		2,200	32,450
Friedman Billings Ramsey Group, Inc., Class A REIT	*	6,080	1,034
General Growth Properties, Inc. REIT	†	8,744	11,280
Getty Realty Corp. REIT		1,747	36,792
Glimcher Realty Trust REIT		1,584	4,451
Gramercy Capital Corp. REIT		2,182	2,793
HCP, Inc. REIT	†	10,215	283,671
Health Care REIT, Inc. REIT	†	3,457	145,885
Healthcare Realty Trust, Inc. REIT	†	1,881	44,166
Highwoods Properties, Inc. REIT		2,393	65,472
HMG Courtland Properties REIT	*α	1,450	4,785
Home Properties, Inc. REIT	†	1,390	56,434
Hospitality Properties Trust REIT	†	2,923	43,465
Host Hotels & Resorts, Inc. REIT	†	20,345	154,012
HRPT Properties Trust REIT	†	9,142	30,809
Inland Real Estate Corp. REIT	†	2,302	29,880
iStar Financial, Inc. REIT	†	4,331	9,658
Kilroy Realty Corp. REIT	†	1,316	44,033
Kimco Realty Corp. REIT		9,013	164,758
Kite Realty Group Trust REIT	†	2,654	14,756
LaSalle Hotel Properties REIT	†	1,561	17,249
Lexington Realty Trust REIT		1,399	6,995
Liberty Property Trust REIT		3,172	72,417
Macerich Co. (The) REIT	†	2,832	51,429
Mack-Cali Realty Corp. REIT	†	2,488	60,956
Maguire Properties, Inc. REIT	*†	1,199	1,751
Medical Properties Trust, Inc. REIT	†	3,172	20,015
MFA Financial, Inc. REIT		4,149	24,438
Mid-America Apartment Communities, Inc. REIT	†	1,240	46,078
Mission West Properties, Inc. REIT		1,417	10,840
Monmouth Real Estate Investment Corp., Class A REIT	†	3,275	22,925
National Health Investors, Inc. REIT		979	26,854
National Retail Properties, Inc. REIT	†	2,356	40,500
Nationwide Health Properties, Inc. REIT		3,720	106,838
Newcastle Investment Corp. REIT	†	754	633
NorthStar Realty Finance Corp. REIT	†	4,200	16,422

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Omega Healthcare Investors, Inc. REIT	†	4,100	$65,477
Pacific Office Properties Trust, Inc. REIT		1,050	4,662
Parkway Properties, Inc. REIT	†	986	17,748
Pennsylvania Real Estate Investment Trust REIT	†	1,510	11,249
Plum Creek Timber Co., Inc. REIT		6,729	233,765
PMC Commercial Trust REIT		865	6,444
Post Properties, Inc. REIT		2,078	34,287
Potlatch Corp. REIT	†	1,618	42,084
ProLogis REIT	†	10,010	139,039
PS Business Parks, Inc. REIT	†	599	26,751
Public Storage REIT		5,109	406,165
RAIT Financial Trust REIT		991	2,577
Ramco-Gershenson Properties Trust REIT		1,275	7,880
Rayonier, Inc. REIT		3,336	104,584
Realty Income Corp. REIT	†	4,138	95,795
Redwood Trust, Inc. REIT	†	1,008	15,029
Regency Centers Corp. REIT	†	2,545	118,851
Saul Centers, Inc. REIT		987	38,986
Senior Housing Properties Trust REIT	†	3,680	65,946
Simon Property Group, Inc. REIT	†	8,577	455,696
SL Green Realty Corp. REIT	†	1,985	51,411
Sovran Self Storage, Inc. REIT	†	1,269	45,684
Strategic Hotels & Resorts, Inc. REIT	†	2,904	4,879
Sun Communities, Inc. REIT		1,061	14,854
Sunstone Hotel Investors, Inc. REIT	†	2,337	14,466
Tanger Factory Outlet Centers, Inc. REIT	†	1,221	45,934
Taubman Centers, Inc. REIT	†	2,083	53,033
UDR, Inc. REIT	†	4,883	67,337
U-Store-It Trust REIT		3,600	16,020
Ventas, Inc. REIT	†	5,373	180,372
Vornado Realty Trust REIT	†	5,255	317,139
Washington Real Estate Investment Trust REIT		1,834	51,902
Weingarten Realty Investors REIT	†	3,474	71,877
			7,064,547
Real Estate Management & Development—0.1%
Brookfield Properties Corp. (Canada)		7,509	58,045
CB Richard Ellis Group, Inc., Class A	*†	6,900	29,808
Forest City Enterprises, Inc., Class A	†	2,608	17,474
Forestar Group, Inc.	*	1,502	14,299
FX Real Estate and Entertainment, Inc.	*†	360	54
Grubb & Ellis Co.		652	808
Jones Lang LaSalle, Inc.	†	1,311	36,315
St. Joe Co. (The)	*†	3,582	87,114
Tejon Ranch Co.	*†	762	18,852
			262,769
Road & Rail—1.0%
Amerco, Inc.	*	805	27,797
Arkansas Best Corp.		903	27,189
Avis Budget Group, Inc.	*	4,424	3,097
Burlington Northern Santa Fe Corp.		10,951	$829,100
Con-way, Inc.		2,160	57,456
CSX Corp.		16,247	527,540
Dollar Thrifty Automotive Group, Inc.	*†	1,057	1,152
Genesee & Wyoming, Inc., Class A	*†	1,576	48,068
Heartland Express, Inc.	†	4,220	66,507
J.B. Hunt Transport Services, Inc.		3,964	104,134
Kansas City Southern	*	2,513	47,873
Knight Transportation, Inc.		3,879	62,530
Landstar System, Inc.		2,256	86,698
Norfolk Southern Corp.		14,488	681,661
Old Dominion Freight Line, Inc.	*†	1,783	50,744
PAM Transportation Services, Inc.	*	338	2,366
Ryder System, Inc.		2,660	103,155
Saia, Inc.	*	1,662	18,049
Union Pacific Corp.		19,618	937,740
Werner Enterprises, Inc.	†	2,915	50,546
YRC Worldwide, Inc.	*†	2,278	6,538
			3,739,940
Semiconductors & Semiconductor Equipment—2.1%
Actel Corp.	*	1,140	13,361
Advanced Energy Industries, Inc.	*	1,428	14,209
Advanced Micro Devices, Inc.	*†	21,447	46,326
Aetrium, Inc.	*	614	1,197
Altera Corp.		10,928	182,607
Amkor Technology, Inc.	*	7,211	15,720
Anadigics, Inc.	*	957	1,416
Analog Devices, Inc.		12,287	233,699
Applied Materials, Inc.		53,844	545,440
Applied Micro Circuits Corp.	*	3,186	12,521
Asyst Technologies, Inc.	*	1,782	445
Atheros Communications, Inc.	*†	2,700	38,637
Atmel Corp.	*	18,733	58,634
ATMI, Inc.	*†	1,559	24,055
Axcelis Technologies, Inc.	*	4,095	2,088
AXT, Inc.	*	946	1,277
Broadcom Corp., Class A	*	16,147	274,015
Brooks Automation, Inc.	*†	3,103	18,028
Cabot Microelectronics Corp.	*	1,049	27,347
California Micro Devices Corp.	*	745	1,386
Ceva, Inc.	*	692	4,844
Cirrus Logic, Inc.	*†	2,946	7,895
Cohu, Inc.		859	10,437
Conexant Systems, Inc.	*	2,046	1,402
Cree, Inc.	*	3,097	49,149
Cymer, Inc.	*†	1,498	32,821
Cypress Semiconductor Corp.	*†	4,876	21,796
Diodes, Inc.	*†	2,400	14,544
DSP Group, Inc.	*†	1,194	9,576
Electroglas, Inc.	*†	1,990	285
Emcore Corp.	*†	1,219	1,585
Entegris, Inc.	*	5,738	12,566
Exar Corp.	*†	1,758	11,726
Fairchild Semiconductor International, Inc.	*	4,903	23,976
FEI Co.	*†	1,368	25,800
Formfactor, Inc.	*†	1,417	20,688
FSI International, Inc.	*	1,479	458
Hifn, Inc.	*	681	1,607

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Integrated Device Technology, Inc.	*	8,168	$45,822
Integrated Silicon Solution, Inc.	*	1,269	2,068
Intel Corp.		218,122	3,197,669
International Rectifier Corp.	*†	2,631	35,518
Intersil Corp., Class A		5,757	52,907
IXYS Corp.	†	1,329	10,978
KLA-Tencor Corp.		7,679	167,325
Kopin Corp.	*†	2,431	4,959
Kulicke & Soffa Industries, Inc.	*†	2,008	3,414
Lam Research Corp.	*†	5,335	113,529
Lattice Semiconductor Corp.	*	4,395	6,636
Linear Technology Corp.	†	8,638	191,073
LSI Corp.	*	30,700	101,003
LTX-Credence Corp.	*	4,076	1,101
Marvell Technology Group Ltd. (Bermuda)	*	18,500	123,395
Mattson Technology, Inc.	*	1,760	2,482
Maxim Integrated Products, Inc.		12,451	142,190
MEMC Electronic Materials, Inc.	*	8,113	115,854
Micrel, Inc.	†	3,731	27,274
Microchip Technology, Inc.		6,974	136,202
Micron Technology, Inc.	*†	25,902	68,381
Microsemi Corp.	*	2,474	31,271
Mindspeed Technologies, Inc.	*†	801	657
MIPS Technologies, Inc.	*	2,228	2,473
MKS Instruments, Inc.	*†	2,455	36,309
MoSys, Inc.	*†	1,251	2,627
National Semiconductor Corp.		10,460	105,332
Novellus Systems, Inc.	*†	2,876	35,490
NVE Corp.	*	348	9,093
Nvidia Corp.	*	20,184	162,885
Omnivision Technologies, Inc.	*	2,354	12,359
ON Semiconductor Corp.	*	10,008	34,027
PDF Solutions, Inc.	*†	974	1,403
Pericom Semiconductor Corp.	*†	1,023	5,606
Photronics, Inc.	*†	1,388	2,707
PLX Technology, Inc.	*	1,050	1,806
Power Integrations, Inc.	†	1,952	38,806
QuickLogic Corp.	*	1,050	661
Rambus, Inc.	*†	4,071	64,810
Ramtron International Corp.	*	1,920	3,533
RF Micro Devices, Inc.	*	8,143	6,352
Rudolph Technologies, Inc.	*	1,247	4,402
Semitool, Inc.	*	1,060	3,233
Semtech Corp.	*	2,970	33,472
Silicon Image, Inc.	*	2,948	12,382
Silicon Laboratories, Inc.	*	2,124	52,633
Silicon Storage Technology, Inc.	*	3,793	8,686
Skyworks Solutions, Inc.	*	5,822	32,254
Spansion, Inc., Class A	*	1,900	360
Standard Microsystems Corp.	*	806	13,170
Tegal Corp.	*	312	343
Teradyne, Inc.	*	7,938	33,498
Tessera Technologies, Inc.	*†	1,560	18,533
Texas Instruments, Inc.		52,415	813,481
Transwitch Corp.	*	3,432	961
Trident Microsystems, Inc.	*	3,018	5,704
TriQuint Semiconductor, Inc.	*	4,918	16,918
Ultratech, Inc.	*	971	11,613
Varian Semiconductor Equipment Associates, Inc.	*†	3,367	61,010
Veeco Instruments, Inc.	*	1,294	8,204
Virage Logic Corp.	*	901	2,694
White Electronic Designs Corp.	*	514	$1,881
Xilinx, Inc.		11,904	212,129
Zoran Corp.	*	1,650	11,269
			8,230,380
Software—3.5%
ACI Worldwide, Inc.	*†	1,298	20,638
Activision Blizzard, Inc.	*	23,814	205,753
Actuate Corp.	*†	2,084	6,169
Adobe Systems, Inc.	*	20,400	434,316
Advent Software, Inc.	*†	1,451	28,976
American Software, Inc., Class A	†	1,950	9,165
Ansys, Inc.	*†	2,396	66,824
Authentidate Holding Corp.	*	1,023	257
Autodesk, Inc.	*	9,258	181,920
Blackbaud, Inc.		2,650	35,775
Blackboard, Inc.	*†	1,400	36,722
BMC Software, Inc.	*	8,825	237,481
Borland Software Corp.	*†	2,936	3,083
CA, Inc.		17,506	324,386
Cadence Design Systems, Inc.	*	10,745	39,327
Callidus Software, Inc.	*	172	514
Catapult Communications Corp.	*	750	4,928
Citrix Systems, Inc.	*	6,809	160,488
Compuware Corp.	*	7,505	50,659
Concur Technologies, Inc.	*†	2,083	68,364
DataTRAK International, Inc.	*	3,924	785
Datawatch Corp.	*	3,500	4,165
Ebix, Inc.	*	2,739	65,462
Electronic Arts, Inc.	*	12,060	193,442
Entrust, Inc.	*	2,200	3,476
Epicor Software Corp.	*†	1,693	8,126
EPIQ Systems, Inc.	*†	1,087	18,164
ePresence, Inc.	*‡αd	1,173	—
Evans & Sutherland Computer Co.	*	1,882	1,129
Evolving Systems, Inc.	*	1,054	843
Factset Research Systems, Inc.	†	1,490	65,918
Fair Isaac Corp.	†	3,039	51,238
FalconStor Software, Inc.	*	1,373	3,817
Informatica Corp.	*†	3,171	43,538
Interactive Intelligence, Inc.	*	950	6,089
Intuit, Inc.	*	11,145	265,140
Jack Henry & Associates, Inc.	†	3,591	69,701
JDA Software Group, Inc.	*	1,256	16,491
Kenexa Corp.	*†	1,681	13,414
Lawson Software, Inc.	*	8,700	41,238
Macrovision Solutions Corp.	*†	3,817	48,285
Magma Design Automation, Inc.	*†	1,429	1,458
Manhattan Associates, Inc.	*	1,346	21,280
McAfee, Inc.	*†	6,724	232,449
Mentor Graphics Corp.	*	2,745	14,192
Micros Systems, Inc.	*	3,428	55,945
Microsoft Corp.		311,954	6,064,386
MicroStrategy, Inc., Class A	*†	513	19,048
Netscout Systems, Inc.	*	1,250	10,775
Novell, Inc.	*	15,492	60,264
Nuance Communications, Inc.	*†	4,541	47,045
Oracle Corp.	*	152,206	2,698,612
Parametric Technology Corp.	*	4,423	55,951
Pegasystems, Inc.	†	2,141	26,463
Phoenix Technologies Ltd.	*†	907	3,174
PLATO Learning, Inc.	*	1,825	2,190
Progress Software Corp.	*	1,322	25,462
QAD, Inc.		1,363	5,711

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Quality Systems, Inc.	†	768	$33,500
Quest Software, Inc.	*	3,847	48,434
Radiant Systems, Inc.	*	1,019	3,434
Red Hat, Inc.	*	7,251	95,858
Renaissance Learning, Inc.		1,353	12,163
Salesforce.com, Inc.	*†	3,583	114,692
Scientific Learning Corp.	*	3,145	5,850
Soapstone Networks, Inc.	*	711	1,834
Solera Holdings, Inc.	*	1,099	26,486
Sonic Foundry, Inc.	*†	1,200	516
Sonic Solutions, Inc.	*†	889	1,565
SourceForge, Inc.	*†	2,018	1,816
SPSS, Inc.	*†	690	18,602
SumTotal Systems, Inc.	*	317	900
Sybase, Inc.	*	3,825	94,745
Symantec Corp.	*	34,469	466,021
Symyx Technologies, Inc.	*	1,374	8,162
Synopsys, Inc.	*	6,501	120,399
Take-Two Interactive Software, Inc.	*	2,643	19,981
TeleCommunication Systems, Inc., Class A	*†	1,200	10,308
THQ, Inc.	*†	2,914	12,210
TIBCO Software, Inc.	*	8,337	43,269
TiVo, Inc.	*	2,696	19,303
Tyler Technologies, Inc.	*†	1,886	22,594
Ultimate Software Group, Inc.	*†	1,242	18,133
VASCO Data Security International, Inc.	*†	3,804	39,295
Versant Corp.	*	330	4,930
VMware, Inc., Class A	*†	1,500	35,535
Wayside Technology Group, Inc.		1,787	12,509
Wind River Systems, Inc.	*	3,206	28,950
			13,502,605
Specialty Retail—1.9%
A.C. Moore Arts & Crafts, Inc.	*	876	1,226
Aaron Rents, Inc.		1,939	51,616
Abercrombie & Fitch Co., Class A	†	3,072	70,871
Advance Auto Parts, Inc.		4,485	150,920
Aeropostale, Inc.	*	3,604	58,024
American Eagle Outfitters, Inc.		8,736	81,769
America’s Car-Mart, Inc.	*†	354	4,889
AnnTaylor Stores Corp.	*	2,733	15,769
Asbury Automotive Group, Inc.		1,342	6,133
AutoNation, Inc.	*†	5,363	52,986
AutoZone, Inc.	*†	1,524	212,552
Barnes & Noble, Inc.	†	828	12,420
Bebe Stores, Inc.	†	790	5,901
Bed Bath & Beyond, Inc.	*†	10,125	257,378
Best Buy Co., Inc.		13,673	384,348
Big 5 Sporting Goods Corp.	†	1,071	5,580
Blockbuster, Inc., Class A	*†	7,850	9,891
Borders Group, Inc.	*	3,342	1,337
Brown Shoe Co., Inc.	†	1,791	15,170
Buckle, Inc. (The)	†	1,236	26,970
Carmax, Inc.	*†	8,516	67,106
Casual Male Retail Group, Inc.	*†	1,930	1,004
Cato Corp. (The), Class A		1,761	26,591
Charlotte Russe Holding, Inc.	*	1,100	7,139
Charming Shoppes, Inc.	*	3,138	7,657
Chico’s FAS, Inc.	*†	7,236	30,246
Children’s Place Retail Stores, Inc. (The)	*†	1,144	24,802
Christopher & Banks Corp.	†	1,528	$8,557
Coldwater Creek, Inc.	*†	1,528	4,355
Collective Brands, Inc.	*†	2,964	34,738
Cost Plus, Inc.	*†	1,014	951
Destination Maternity Corp.	*	600	4,710
Dick’s Sporting Goods, Inc.	*†	2,480	34,993
Dress Barn, Inc.	*†	1,900	20,406
Finish Line, Inc. (The), Class A		1,917	10,735
Foot Locker, Inc.		5,840	42,866
GameStop Corp., Class A	*	4,410	95,521
Gap, Inc. (The)		22,382	299,695
Genesco, Inc.	*	921	15,583
Group 1 Automotive, Inc.	†	1,068	11,502
Guess?, Inc.	†	3,548	54,462
Gymboree Corp.	*	1,400	36,526
Haverty Furniture Cos, Inc.	†	1,111	10,366
Hibbett Sports, Inc.	*†	1,396	21,931
Home Depot, Inc.		67,122	1,545,148
Hot Topic, Inc.	*†	1,824	16,908
J. Crew Group, Inc.	*†	2,206	26,913
Jo-Ann Stores, Inc.	*†	1,266	19,610
JOS A. Bank Clothiers, Inc.	*†	577	15,089
Kirkland’s, Inc.	*	833	2,207
Limited Brands, Inc.	†	10,407	104,486
Lithia Motors, Inc., Class A		862	2,810
Lowe’s Cos., Inc.		57,560	1,238,691
MarineMax, Inc.	*†	800	2,712
Men’s Wearhouse, Inc. (The)		2,437	32,997
Midas, Inc.	*	1,277	13,396
Office Depot, Inc.	*	11,792	35,140
OfficeMax, Inc.		3,587	27,405
O’Reilly Automotive, Inc.	*	5,624	172,882
Pacific Sunwear of California, Inc.	*†	3,025	4,810
Penske Auto Group, Inc.	†	1,654	12,703
Pep Boys-Manny, Moe & Jack (The)	†	2,200	9,086
PetSmart, Inc.		5,983	110,386
Pier 1 Imports, Inc.	*†	3,712	1,373
RadioShack Corp.		6,811	81,323
Rent-A-Center, Inc.	*	3,377	59,604
Ross Stores, Inc.		6,350	188,786
Sally Beauty Holdings, Inc.	*†	3,659	20,820
Select Comfort Corp.	*	2,104	526
Sherwin-Williams Co. (The)		3,738	223,346
Signet Jewelers Ltd. (United Kingdom)	†	3,344	28,993
Sonic Automotive, Inc., Class A	†	1,649	6,563
Stage Stores, Inc.	†	2,236	18,447
Staples, Inc.		27,647	495,434
Stein Mart, Inc.	*	1,261	1,425
Systemax, Inc.	†	1,358	14,626
Talbots, Inc.	†	375	896
Tiffany & Co.	†	5,242	123,868
TJX Cos, Inc.		15,739	323,751
Tractor Supply Co.	*	1,549	55,981
Trans World Entertainment Corp.	*	1,932	2,531
TravelCenters of America LLC	*	292	701
Tween Brands, Inc.	*	1,485	6,415
Urban Outfitters, Inc.	*	5,012	75,080
Walking Co. Holdings, Inc. (The)	*	1,620	3,240
West Marine, Inc.	*†	803	3,405
Wet Seal, Inc. (The), Class A	*	1,246	3,701
Williams-Sonoma, Inc.		3,877	30,473
Zale Corp.	*†	2,300	7,659
			7,470,538

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Textiles, Apparel & Luxury Goods—0.5%
Carter’s, Inc.	*	1,476	$28,428
Charles & Colvard Ltd.	*	1,843	369
Cherokee, Inc.	†	994	17,246
Coach, Inc.	*	14,097	292,795
Columbia Sportswear Co.	†	652	23,061
CROCS, Inc.	*†	3,600	4,464
Culp, Inc.	*	888	1,758
Fossil, Inc.	*	3,154	52,672
Hallwood Group, Inc.		100	3,280
Hanesbrands, Inc.	*†	4,099	52,262
Iconix Brand Group, Inc.	*†	2,737	26,768
Jones Apparel Group, Inc.	†	4,641	27,196
Kenneth Cole Productions, Inc., Class A		956	6,768
K-Swiss, Inc., Class A		1,476	16,826
Lazare Kaplan International, Inc.	*	1,139	4,750
Liz Claiborne, Inc.		4,930	12,818
Movado Group, Inc.		1,678	15,756
Nike, Inc., Class B		10,910	556,410
Nitches, Inc.	*	2,850	570
Oxford Industries, Inc.	†	936	8,209
Phillips-Van Heusen Corp.	†	1,267	25,505
Polo Ralph Lauren Corp.		2,143	97,314
Quiksilver, Inc.	*	4,288	7,890
Skechers U.S.A., Inc., Class A	*†	1,935	24,807
Steven Madden Ltd.	*	751	16,011
Tarrant Apparel Group	*	1,106	608
Timberland Co., Class A	*	2,970	34,303
Under Armour, Inc., Class A	*†	1,937	46,178
Unifi, Inc.	*†	2,629	7,414
V.F. Corp.		3,785	207,304
Warnaco Group, Inc. (The)	*	4,413	86,627
Wolverine World Wide, Inc.	†	2,589	54,473
			1,760,840
Thrifts & Mortgage Finance—0.4%
Anchor Bancorp Wisconsin, Inc.	†	1,411	3,894
Astoria Financial Corp.		3,465	57,103
Bank Mutual Corp.		3,756	43,344
BankAtlantic Bancorp, Inc., Class A	†	442	2,564
BankUnited Financial Corp., Class A		793	135
Beneficial Mutual Bancorp, Inc.	*†	969	10,901
Brookline Bancorp, Inc.	†	3,765	40,097
Capitol Federal Financial	†	2,115	96,444
CFS Bancorp, Inc.	†	1,873	7,305
Charter Financial Corp.	†	350	3,150
Corus Bankshares, Inc.	†	702	779
Dime Community Bancshares, Inc.		1,638	21,785
Doral Financial Corp. (Puerto Rico)	*†	221	1,658
Federal Home Loan Mortgage Corp.	†	25,235	18,422
Federal National Mortgage Association		37,770	28,705
First Financial Service Corp.		402	4,748
First Niagara Financial Group, Inc.	†	4,217	68,189
FirstFed Financial Corp.	*	922	1,614
Flagstar Bancorp, Inc.	*†	2,110	1,498
Guaranty Financial Group, Inc.	*†	1,502	3,920
Harrington West Financial Group, Inc.		1,171	$2,436
Hudson City Bancorp, Inc.		20,250	323,190
MGIC Investment Corp.		4,084	14,212
NASB Financial, Inc.	†	528	14,256
New York Community Bancorp, Inc.		12,640	151,174
NewAlliance Bancshares, Inc.		4,600	60,582
Northwest Bancorp, Inc.		2,048	43,786
Ocwen Financial Corp.	*	3,358	30,826
Parkvale Financial Corp.		616	7,651
People’s United Financial, Inc.		6,597	117,625
PMI Group, Inc. (The)	†	3,929	7,662
Provident Financial Services, Inc.	†	943	14,428
Provident New York Bancorp	†	3,670	45,508
Radian Group, Inc.		3,844	14,146
Riverview Bancorp, Inc.	†	2,600	5,850
Sovereign Bancorp, Inc.	*	20,726	61,763
TFS Financial Corp.	†	3,398	43,834
Tree.com, Inc.	*	314	816
Triad Guaranty, Inc.	*	692	263
Trustco Bank Corp.	†	3,435	32,667
United Western Bancorp, Inc.		973	9,107
Washington Federal, Inc.	†	3,379	50,550
Westfield Financial, Inc.	†	4,068	41,982
			1,510,569
Tobacco—1.5%
Alliance One International, Inc.	*	2,000	5,880
Altria Group, Inc.		82,016	1,235,161
Lorillard, Inc.		6,904	389,040
Philip Morris International, Inc.		82,016	3,568,516
Reynolds American, Inc.		6,595	265,844
Universal Corp.	†	1,078	32,200
UST, Inc.		5,849	405,804
Vector Group Ltd.	†	2,508	34,159
			5,936,604
Trading Companies & Distributors—0.2%
Applied Industrial Technologies, Inc.	†	2,056	38,900
Beacon Roofing Supply, Inc.	*	2,570	35,672
Building Materials Holding Corp.	*†	1,800	666
Fastenal Co.	†	5,638	196,484
GATX Corp.	†	1,766	54,693
H&E Equipment Services, Inc.	*†	1,600	12,336
Interline Brands, Inc.	*†	982	10,439
MSC Industrial Direct Co., Class A	†	1,782	65,631
United Rentals, Inc.	*†	2,798	25,518
W.W. Grainger, Inc.		2,817	222,092
Watsco, Inc.	†	553	21,235
WESCO International, Inc.	*	1,550	29,806
Willis Lease Finance Corp.	*	1,234	11,439
			724,911
Transportation Infrastructure—0.0%
Macquarie Infrastructure Co. LLC	†	2,000	7,540
Water Utilities—0.1%
American States Water Co.	†	500	16,490
American Water Works Co., Inc.	†	2,266	47,314
Aqua America, Inc.	†	4,329	89,134

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
California Water Service Group		965	$44,805
Connecticut Water Service, Inc.	†	500	11,805
SJW Corp.	†	1,010	30,240
			239,788
Wireless Telecommunication Services—0.3%
American Tower Corp., Class A	*	15,861	465,045
Centennial Communications Corp.	*†	3,036	24,470
Crown Castle International Corp.	*†	8,983	157,921
iPCS, Inc.	*	700	4,802
Leap Wireless International, Inc.	*	2,100	56,469
MetroPCS Communications, Inc.	*†	7,134	105,940
NII Holdings, Inc.	*	5,995	108,989
SBA Communications Corp., Class A	*†	2,105	34,354
Sprint Nextel Corp.	*	115,766	211,852
Telephone & Data Systems, Inc.		3,518	111,696
U.S. Cellular Corp.	*	680	29,403
			1,310,941
TOTAL COMMON STOCKS
(Cost $384,487,829)			380,154,382

Coupon Rate	Maturity Date		Face	Value
U.S. TREASURY OBLIGATIONS—0.2%
U.S. Treasury Bills—0.2%
U.S. Treasury Bill
0.247%	06/18/2009	‡‡	$1,000,000	999,309
0.000%	03/19/2009	‡‡	10,000	9,999
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,008,849)				1,009,308

		Shares	Value
RIGHTS—0.0%
Pharmaceuticals—0.0%
Fresenius Kabi Pharmaceuticals Holding, Inc. (Germany), Expires 6/30/2011	*	1,756	615
Textiles, Apparel & Luxury Goods—0.0%
Mossimo, Inc., Expires TBD	*‡αd	2,806	—
TOTAL RIGHTS
(Cost $—)			615

WARRANTS—0.0%
Diversified Financial Services—0.0%
Equitex, Inc., Class A, Expires 2/7/2010	*‡αd	264	—
Equitex, Inc., Class B, Expires 2/7/2010	*‡αd	264	—
Pegasus Wireless Corp., Expires 12/31/2009	*‡αd	540	—
TOTAL WARRANTS
(Cost $—)			—

		Shares	Value
CASH EQUIVALENTS—9.8%
Institutional Money Market Funds—4.3%
AIM Short-Term Investments Trust Prime Assets Portfolio	††	9,598,220	$9,598,220
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class		7,061,173	7,061,173
			16,659,393

Coupon Rate	Maturity Date		Face	Value
Certificates of Deposit—3.2%
Allied Irish Banks plc/New York
1.000%	01/20/2009	††	$1,500,000	1,500,000
Bayerische Landesbank/New York
2.750%	01/12/2009	††	1,500,000	1,500,000
Credit Industriel et Commercial
2.310%	03/18/2009	††	500,000	500,000
2.240%	03/17/2009	††	900,000	900,000
HSH Nordbank AG
1.850%	01/20/2009	††	1,500,067	1,500,066
Landesbank Hessen-Thueringen Girozentrale/New York
3.050%	01/02/2009	††	1,500,000	1,500,000
Natixis/New York
4.133%	01/02/2009	#††	2,495,492	2,495,492
Norinchukin Bank/New York
1.650%	01/12/2009	††	1,500,000	1,500,000
Westpac Securities NZ Ltd.
2.250%	03/16/2009	††	994,345	994,345
				12,389,903
Medium Term Notes—1.1%
BBVA Senior Finance SA
4.620%	04/17/2009	#††	2,013,731	2,013,731
General Electric Capital Corp.
3.565%	10/26/2009	#††	734,019	734,019
Royal Bank of Scotland Group plc
3.655%	01/30/2009	††	1,508,239	1,508,239
				4,255,989
Time Deposits—1.2%
Banco Popular Espanol SA
3.120%	01/05/2009	††	1,500,000	1,500,000
Danske Bank A/S
2.000%	02/11/2009	††	1,500,000	1,500,000
Raiffeisen Zentralbank Oesterreich AG
1.750%	01/20/2009	††	1,900,000	1,900,000
				4,900,000
TOTAL CASH EQUIVALENTS
(Cost $38,205,285)				38,205,285
TOTAL INVESTMENTS—107.5%
(Cost $423,701,963)				419,369,590
Other assets less liabilities—(7.5%)				(29,361,928)
NET ASSETS—100.0%				$390,007,662

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Broad
Market Index Fund

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust

TBD	To be determined

*	Non-income producing.

†	Denotes all or a portion of security on loan.

d	Security has no market value at 12/31/2008.

α	Illiquid security.

‡	Security valued at fair value as determined by policies approved by the board of directors.

‡‡	Security has been pledged as collateral for futures contracts.

††	Represents reinvestment of collateral received in conjunction with securities lending.

#	Rate is subject to change. Rate shown reflects current rate.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—97.7%
Aerospace & Defense—1.0%
AAR Corp.	*	2,730	$50,259
Alliant Techsystems, Inc.	*†	2,524	216,458
American Science & Engineering, Inc.		1,020	75,439
Applied Signal Technology, Inc.		2,274	40,796
Astronics Corp.	*	716	6,372
Astronics Corp., Class B	*	179	1,538
Axsys Technologies, Inc.	*	885	48,551
BE Aerospace, Inc.	*†	6,996	53,799
Ceradyne, Inc.	*	2,334	47,404
Cubic Corp.		1,262	34,326
Curtiss-Wright Corp.	†	3,420	114,194
Ducommun, Inc.		852	14,228
DynCorp International, Inc., Class A	*	1,953	29,627
Esterline Technologies Corp.	*	2,519	95,445
GenCorp, Inc.	*	4,016	14,779
HEICO Corp., Class A		1,598	46,278
Herley Industries, Inc.	*†	1,550	19,034
Hexcel Corp.	*	8,244	60,923
Innovative Solutions & Support, Inc.		1,200	4,740
Kratos Defense & Security Solutions, Inc.	*	2,399	3,359
Kreisler Manufacturing Corp.	*	1,250	6,088
Ladish Co., Inc.	*†	2,037	28,213
Moog, Inc., Class A	*†	2,927	107,040
Orbital Sciences Corp.	*†	4,361	85,170
Spirit Aerosystems Holdings, Inc., Class A	*	8,148	82,865
Taser International, Inc.	*	4,142	21,870
Teledyne Technologies, Inc.	*†	2,702	120,374
TransDigm Group, Inc.	*	2,195	73,686
Triumph Group, Inc.		1,480	62,841
			1,565,696
Air Freight & Logistics—0.2%
Air T, Inc.		563	3,322
Air Transport Services Group, Inc.	*	5,626	1,012
Atlas Air Worldwide Holdings, Inc.	*	1,188	22,453
Dynamex, Inc.	*	2,145	31,639
Forward Air Corp.		2,629	63,806
HUB Group, Inc., Class A	*	3,172	84,153
Pacer International, Inc.		3,711	38,706
UTi Worldwide, Inc. (Virgin Islands, British)		6,944	99,577
			344,668
Airlines—1.0%
Airtran Holdings, Inc.	*	12,396	55,038
Alaska Air Group, Inc.	*	3,191	93,337
Allegiant Travel Co.	*	1,031	50,076
AMR Corp.	*	22,611	241,259
Continental Airlines, Inc., Class B	*†	9,300	167,958
Delta Air Lines, Inc.	*	49,801	570,719
ExpressJet Holdings, Inc.	*	387	658
JetBlue Airways Corp.	*	13,514	95,949
Mesa Air Group, Inc.	*	2,928	761
Pinnacle Airlines Corp.	*	4,709	8,005
Republic Airways Holdings, Inc.	*	3,638	38,818
Skywest, Inc.		5,070	94,302
UAL Corp.		9,201	$101,395
US Airways Group, Inc.	*†	8,416	65,056
			1,583,331
Auto Components—0.4%
American Axle & Manufacturing Holdings, Inc.	†	2,814	8,132
Amerigon, Inc.	*†	6,624	21,594
ArvinMeritor, Inc.		5,690	16,216
BorgWarner, Inc.		9,089	197,868
Cooper Tire & Rubber Co.	†	3,864	23,802
Dana Holding Corp.	*†	5,121	3,790
Drew Industries, Inc.	*	1,570	18,840
Exide Technologies	*	4,861	25,715
Fuel Systems Solutions, Inc.	*	881	28,862
Gentex Corp.	†	11,177	98,693
Lear Corp.	*	4,509	6,358
Modine Manufacturing Co.		2,807	13,670
Noble International Ltd.	†	1,109	488
Proliance International, Inc.	*	2,240	806
Quantum Fuel Systems Technologies Worldwide, Inc.	*†	11,052	9,394
Shiloh Industries, Inc.		1,441	4,323
Spartan Motors, Inc.		6,140	29,042
Standard Motor Products, Inc.		2,540	8,788
Strattec Security Corp.		124	2,040
Superior Industries International, Inc.	†	2,013	21,177
Tenneco, Inc.	*	7,951	23,455
TRW Automotive Holdings Corp.	*	3,028	10,901
Visteon Corp.	*†	8,265	2,893
WABCO Holdings, Inc.		5,361	84,650
			661,497
Automobiles—0.0%
Coachmen Industries, Inc.	*†	2,275	4,186
Fleetwood Enterprises, Inc.	*	4,000	400
Monaco Coach Corp.		3,676	1,875
Thor Industries, Inc.	†	2,634	34,716
Winnebago Industries, Inc.	†	3,534	21,310
			62,487
Beverages—0.3%
Boston Beer Co., Inc., Class A	*	1,180	33,512
Central European Distribution Corp.	*	2,904	57,209
Coca-Cola Bottling Co. Consolidated		437	20,085
Hansen Natural Corp.	*	6,080	203,862
Jones Soda Co.	*	1,928	607
PepsiAmericas, Inc.		5,363	109,191
			424,466
Biotechnology—4.3%
Aastrom Biosciences, Inc.	*	3,290	1,645
Abraxis Bioscience, Inc.	*	728	47,990
Acorda Therapeutics, Inc.	*	3,687	75,620
Alexion Pharmaceuticals, Inc.	*†	6,052	219,022
Alfacell Corp.	*	2,756	744
Alkermes, Inc.	*	7,233	77,031
Alnylam Pharmaceuticals, Inc.	*†	3,514	86,901
Alseres Pharmaceuticals, Inc.	*†	724	898
Amylin Pharmaceuticals, Inc.	*	10,373	112,547
Antigenics, Inc.	*	9,214	4,423
Arena Pharmaceuticals, Inc.	*†	8,294	34,586
Ariad Pharmaceuticals, Inc.	*	12,199	10,369

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Arqule, Inc.	*†	4,724	$19,935
Array Biopharma, Inc.	*	4,170	16,889
AVI BioPharma, Inc.	*	7,700	5,067
Avigen, Inc.	*	3,880	2,949
BioCryst Pharmaceuticals, Inc.	*	3,943	5,402
BioMarin Pharmaceutical, Inc.	*†	8,533	151,887
Celera Corp.	*	5,787	64,409
Cell Genesys, Inc.	*	10,214	2,247
Cell Therapeutics, Inc.	*	529	77
Celldex Therapeutics, Inc.	*†	1,799	14,248
Cepheid, Inc.	*†	5,446	56,530
Cougar Biotechnology, Inc.	*	1,625	42,250
Cubist Pharmaceuticals, Inc.	*	4,798	115,920
CV Therapeutics, Inc.	*†	6,183	56,945
Cytokinetics, Inc.	*	4,127	11,762
CytRx Corp.	*	10,564	3,275
Dendreon Corp.	*†	7,889	36,132
Dyax Corp.	*†	9,610	34,980
Entremed, Inc.	*	1,390	222
Enzon Pharmaceuticals, Inc.	*†	4,016	23,413
EPIX Pharmaceuticals, Inc.	*	3,320	3,420
Exact Sciences Corp.	*	7,997	4,558
Facet Biotech Corp.	*	3,491	33,475
Genaera Corp.	*	797	271
Genentech, Inc.	*	36,829	3,053,493
Geron Corp.	*†	11,195	52,281
GTC Biotherapeutics, Inc.	*	3,988	1,276
GTx, Inc.	*†	1,710	28,796
Halozyme Therapeutics, Inc.	*	5,974	33,454
Hana Biosciences, Inc.	*	3,510	807
Hemispherx Biopharma, Inc.	*	4,821	1,687
Human Genome Sciences, Inc.	*†	8,883	18,832
Idenix Pharmaceuticals, Inc.	*	3,110	18,007
Idera Pharmaceuticals, Inc.	*	1,932	14,838
Immunogen, Inc.	*	5,986	25,680
Immunomedics, Inc.	*	6,421	10,916
Incyte Corp. Ltd.	*	7,333	27,792
Indevus Pharmaceuticals, Inc.	*†	6,691	21,010
InterMune, Inc.	*	2,819	29,825
Isis Pharmaceuticals, Inc.	*†	7,147	101,344
Keryx Biopharmaceuticals, Inc.	*	3,220	737
Lexicon Pharmaceuticals, Inc.	*	7,724	10,814
Ligand Pharmaceuticals, Inc., Class B	*	2,716	7,442
MannKind Corp.	*†	6,322	21,684
Martek Biosciences Corp.	*†	2,505	75,927
Maxygen, Inc.	*	2,991	26,680
Medarex, Inc.	*	11,242	62,730
Metabolix, Inc.	*†	2,162	27,501
Monogram Biosciences, Inc.	*†	1,502	3,905
Myriad Genetics, Inc.	*	3,509	232,506
Nabi Biopharmaceuticals	*	6,806	22,800
Neose Technologies, Inc.	*	5,705	1,940
Neurobiological Technologies, Inc.	*	448	143
Neurocrine Biosciences, Inc.	*	6,840	21,888
Northfield Laboratories, Inc.	*	1,890	1,871
Novavax, Inc.	*	11,268	21,297
NPS Pharmaceuticals, Inc.	*	7,595	47,165
Nuvelo, Inc.	*†	8,720	2,616
Onyx Pharmaceuticals, Inc.	*	4,559	155,735
Orthologic Corp.	*	1,517	637
Oscient Pharmaceuticals Corp.	*	4,064	732
OSI Pharmaceuticals, Inc.	*†	4,390	171,430
Panacos Pharmaceuticals, Inc.	*	2,667	373
PDL BioPharma, Inc.		9,838	60,799
Peregrine Pharmaceuticals, Inc.	*	9,115	$2,643
Poniard Pharmaceuticals, Inc.	*	3,696	7,133
Progenics Pharmaceuticals, Inc.	*†	2,623	27,043
Regeneron Pharmaceuticals, Inc.	*	5,878	107,920
Repligen Corp.	*	3,422	12,935
Rigel Pharmaceuticals, Inc.	*†	3,086	24,688
RXi Pharmaceuticals Corp.	*	524	3,013
Sangamo Biosciences, Inc.	*†	8,595	29,911
Savient Pharmaceuticals, Inc.	*†	3,970	22,986
Sciclone Pharmaceuticals, Inc.	*	4,800	3,552
SIGA Technologies, Inc.	*†	4,650	15,206
StemCells, Inc.	*†	3,500	4,760
Targeted Genetics Corp.	*	3,456	605
Telik, Inc.	*	6,069	2,306
Theravance, Inc.	*†	4,427	54,851
TorreyPines Therapeutics, Inc.	*	346	93
Trimeris, Inc.	†	4,014	5,339
United Therapeutics Corp.	*	1,968	123,098
Vanda Pharmaceuticals, Inc.	*	2,119	1,081
Vermillion, Inc.	*	150	41
Vertex Pharmaceuticals, Inc.	*	12,006	364,742
Vion Pharmaceuticals, Inc.	*	450	167
XOMA Ltd.	*†	12,047	7,469
Zymogenetics, Inc.	*	4,513	13,539
			6,632,550
Building Products—0.5%
American Woodmark Corp.		800	14,584
Ameron International Corp.		853	53,671
Apogee Enterprises, Inc.		2,250	23,310
Armstrong World Industries, Inc.		1,349	29,165
Gibraltar Industries, Inc.	†	1,868	22,304
Griffon Corp.	*	4,581	42,741
Insteel Industries, Inc.	†	1,400	15,806
Jewett-Cameron Trading Ltd.	*	1,575	7,922
Lennox International, Inc.	†	4,506	145,499
NCI Building Systems, Inc.	*†	1,232	20,082
Owens Corning, Inc.	*	6,225	107,692
Quanex Building Products Corp.		2,570	24,081
Simpson Manufacturing Co., Inc.	†	2,796	77,617
Trex Co., Inc.	*†	3,584	58,993
U.S. Home Systems, Inc.	*	1,292	3,346
Universal Forest Products, Inc.		1,649	44,374
USG Corp.	*†	4,868	39,139
			730,326
Capital Markets—1.7%
Affiliated Managers Group, Inc.	*	3,016	126,431
AllianceBernstein Holding LP		2,430	50,520
BGC Partners, Inc., Class A		6,185	17,071
BlackRock, Inc.	†	1,528	204,981
Blackstone Group LP (The)		12,504	81,651
Calamos Asset Management, Inc., Class A		1,520	11,248
Cowen Group, Inc.	*	1,468	9,160
Deerfield Capital Corp.		522	1,858
Diamond Hill Investment Group, Inc.		649	42,185
Eaton Vance Corp.	†	9,490	199,385
Evercore Partners, Inc., Class A	†	2,490	31,100
FCStone Group, Inc.	*†	4,434	19,643
GAMCO Investors, Inc., Class A	†	1,039	28,386
GFI Group, Inc.		4,612	16,327

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
GLG Partners, Inc.		15,360	$34,867
Greenhill & Co., Inc.	†	801	55,886
Investment Technology Group, Inc.	*	3,086	70,114
Jefferies Group, Inc.		8,341	117,274
KBW, Inc.	*	2,524	58,052
Kent Financial Services, Inc.	*	2,200	3,388
Knight Capital Group, Inc., Class A	*	7,161	115,650
LaBranche & Co., Inc.	*	5,402	25,876
Lazard Ltd., Class A (Bermuda)		5,608	166,782
MF Global Ltd. (Bermuda)	*†	6,639	13,544
optionsXpress Holdings, Inc.		3,947	52,732
Penson Worldwide, Inc.	*	2,610	19,888
Piper Jaffray Cos.	*	1,712	68,069
Raymond James Financial, Inc.	†	7,401	126,779
Sanders Morris Harris Group, Inc.		2,882	17,263
SEI Investments Co.		10,668	167,594
Siebert Financial Corp.		1,470	2,822
Stifel Financial Corp.	*	1,994	91,425
SWS Group, Inc.	†	2,331	44,172
TD Ameritrade Holding Corp.	*	18,397	262,157
thinkorswim Group, Inc.	*†	5,166	29,033
Thomas Weisel Partners Group, Inc.	*†	2,162	10,205
TradeStation Group, Inc.	*†	3,191	20,582
U.S. Global Investors, Inc., Class A		934	4,567
W.P. Carey & Co. LLC		2,410	56,466
Waddell & Reed Financial, Inc., Class A		7,326	113,260
Westwood Holdings Group, Inc.		1,768	50,229
			2,638,622
Chemicals—2.2%
A. Schulman, Inc.		2,297	39,049
Airgas, Inc.		5,516	215,069
Albemarle Corp.		7,589	169,235
Arch Chemicals, Inc.		1,785	46,535
Ashland, Inc.		4,840	50,868
Balchem Corp.		2,127	52,984
Cabot Corp.		4,167	63,755
Calgon Carbon Corp.	*	4,409	67,722
Celanese Corp., Class A		11,556	143,641
Chemtura Corp.		16,450	23,030
Cytec Industries, Inc.		4,124	87,511
Ferro Corp.	†	3,833	27,023
Flotek Industries, Inc.	*†	1,346	3,392
FMC Corp.		5,745	256,974
Georgia Gulf Corp.		6,311	6,753
H.B. Fuller Co.		4,230	68,145
Huntsman Corp.		8,501	29,243
ICO, Inc.	*†	2,739	8,655
Intrepid Potash, Inc.	*†	2,930	60,856
Koppers Holdings, Inc.		1,358	29,360
Kronos Worldwide, Inc.	†	235	2,738
Landec Corp.	*	3,037	19,983
LSB Industries, Inc.	*	1,412	11,748
Lubrizol Corp.		5,588	203,347
Material Sciences Corp.	*	2,565	3,976
Minerals Technologies, Inc.		1,385	56,647
Mosaic Co. (The)		11,569	400,287
Nalco Holding Co.		10,928	126,109
NewMarket Corp.		767	26,776
NL Industries, Inc.	†	412	$5,521
Olin Corp.		5,549	100,326
OM Group, Inc.	*†	3,099	65,420
Omnova Solutions, Inc.	*	3,769	2,450
Penford Corp.	†	2,075	20,999
PolyOne Corp.	*†	7,843	24,705
Quaker Chemical Corp.	†	1,303	21,434
Rockwood Holdings, Inc.	*	3,784	40,867
RPM International, Inc.		10,721	142,482
Scotts Miracle-Gro Co. (The), Class A		3,586	106,576
Sensient Technologies Corp.		3,648	87,114
Solutia, Inc.	*†	6,865	30,893
Spartech Corp.		2,131	13,340
Stepan Co.		1,197	56,247
Terra Industries, Inc.		8,410	140,195
Terra Nitrogen Co. LP		666	63,110
Valhi, Inc.		741	7,929
Valspar Corp.	†	7,174	129,778
W.R. Grace & Co.	*†	3,690	22,029
Westlake Chemical Corp.	†	2,003	32,629
Zep, Inc.	†	2,287	44,162
Zoltek Cos., Inc.	*	1,992	17,908
			3,477,525
Commercial Banks—5.1%
1st Source Corp.		1,180	27,883
Alliance Bankshares Corp.	*	745	1,036
Amcore Financial, Inc.	†	2,073	7,504
AmericanWest Bancorp		1,951	1,444
Ameris Bancorp	†	3,012	35,692
Arrow Financial Corp.	†	1,177	29,590
Associated Banc-Corp		9,636	201,681
BancFirst Corp.		1,092	57,789
Bancorp, Inc. (The)/Delaware	*	2,979	11,171
BancorpSouth, Inc.		6,287	146,864
BancTrust Financial Group, Inc.		1,600	23,616
Bank of Hawaii Corp.		3,824	172,730
Bank of the Ozarks, Inc.	†	1,070	31,715
Banner Corp.	†	2,682	25,238
BOK Financial Corp.	†	1,812	73,205
Boston Private Financial Holdings, Inc.		5,017	34,316
Bryn Mawr Bank Corp.		1,548	31,115
Camden National Corp.	†	740	19,965
Capital Bank Corp.		1,283	7,878
Capital City Bank Group, Inc.		1,576	42,930
Capitol Bancorp Ltd.	†	1,172	9,142
Cardinal Financial Corp.		5,028	28,609
Cascade Bancorp	†	4,795	32,366
Cascade Financial Corp.		1,063	5,761
Cathay General Bancorp		4,405	104,619
Catskill Litigation Trust	*‡αd	583	—
Center Financial Corp.		3,188	19,670
Central Pacific Financial Corp.	†	2,937	29,487
Chemical Financial Corp.		2,317	64,598
Citizens Republic Bancorp, Inc.		5,922	17,648
City Bank/Washington	†	1,647	8,564
City Holding Co.		1,410	49,040
City National Corp./California	†	3,185	155,109
CoBiz Financial, Inc.	†	3,329	32,424
Colonial BancGroup, Inc. (The)	†	13,873	28,717
Columbia Banking System, Inc.		2,974	35,480
Commerce Bancshares, Inc./Missouri	†	4,842	212,806
Community Bancorp/Nevada	*†	1,010	3,505

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Community Bank System, Inc.	†	3,080	$75,121
Community Trust Bancorp, Inc.		1,658	60,931
Cullen/Frost Bankers, Inc.		4,300	217,924
CVB Financial Corp.	†	6,148	73,161
East West Bancorp, Inc.		5,310	84,801
Eastern Virginia Bankshares, Inc.		701	6,176
Fidelity Southern Corp.		1,388	5,011
Financial Institutions, Inc.	†	750	10,762
First BanCorp (Puerto Rico)	†	7,322	81,567
First Bancorp/North Carolina	†	1,473	27,030
First Busey Corp.	†	2,491	45,436
First Citizens BancShares, Inc./North Carolina, Class A		499	76,247
First Commonwealth Financial Corp.	†	6,466	80,049
First Financial Bancorp		4,349	53,884
First Financial Bankshares, Inc.	†	1,566	86,459
First Merchants Corp.		2,436	54,104
First Midwest Bancorp, Inc./Illinois	†	4,408	88,028
First of Long Island Corp. (The)		986	23,417
First State Bancorporation/ New Mexico	†	2,566	4,234
FirstMerit Corp.		6,084	125,270
FNB Corp./Pennsylvania	†	8,123	107,224
Frontier Financial Corp.	†	4,631	20,191
Fulton Financial Corp.		13,298	127,927
Glacier Bancorp, Inc.	†	4,675	88,918
Great Southern Bancorp, Inc.	†	470	5,377
Green Bankshares, Inc.	†	2,130	28,834
Guaranty Bancorp	*	4,150	8,300
Hancock Holding Co.	†	2,349	106,786
Hanmi Financial Corp.	†	5,069	10,442
Harleysville National Corp.	†	4,586	66,222
Heritage Commerce Corp.		2,635	29,617
Heritage Financial Corp./Washington		972	11,907
Horizon Financial Corp.	†	1,660	7,868
IBERIABANK Corp.	†	1,251	60,048
Independent Bank Corp./Massachusetts		2,234	58,441
Independent Bank Corp./Michigan	†	1,384	2,989
Integra Bank Corp.		1,659	2,273
International Bancshares Corp.		4,155	90,704
Investors Bancorp, Inc.	*†	4,407	59,186
Irwin Financial Corp.	*†	5,031	6,490
Lakeland Financial Corp.	†	1,455	34,658
Macatawa Bank Corp.	†	1,599	5,549
MainSource Financial Group, Inc.		1,732	26,846
MB Financial, Inc.		2,827	79,015
Merchants Bancshares, Inc.		572	10,748
Midsouth Bancorp, Inc.		526	6,706
Midwest Banc Holdings, Inc.	†	1,420	1,988
MidWestOne Financial Group, Inc.		1,494	14,850
Nara Bancorp, Inc.		3,860	37,944
National Penn Bancshares, Inc.	†	6,952	100,874
NBT Bancorp, Inc.		2,974	83,153
Northern States Financial Corp.		773	3,011
Old National Bancorp/Indiana		5,304	96,321
Old Second Bancorp, Inc.	†	1,975	22,910
Oriental Financial Group, Inc. (Puerto Rico)		2,140	$12,947
Pacific Capital Bancorp	†	3,675	62,034
Pacific Premier Bancorp, Inc.	*	977	3,801
PacWest Bancorp		2,392	64,345
Park National Corp.	†	884	63,427
Peapack Gladstone Financial Corp.	†	390	10,390
Peoples Bancorp, Inc./Ohio		1,235	23,626
Peoples Financial Corp./Mississippi		884	15,735
Pinnacle Financial Partners, Inc.	*†	2,003	59,709
Popular, Inc. (Puerto Rico)	†	18,481	95,362
Preferred Bank/California	†	3,314	19,884
PrivateBancorp, Inc.	†	3,006	97,575
Prosperity Bancshares, Inc.	†	4,202	124,337
Provident Bankshares Corp.	†	2,900	28,014
Renasant Corp.	†	2,255	38,403
Republic Bancorp, Inc./Kentucky, Class A	†	1,024	27,853
Royal Bancshares of Pennsylvania, Inc., Class A		882	2,937
S&T Bancorp, Inc.	†	2,206	78,313
Sandy Spring Bancorp, Inc.	†	1,234	26,938
Santander BanCorp (Puerto Rico)		511	6,382
Seacoast Banking Corp. of Florida	†	2,998	19,787
Security Bank Corp./Georgia		2,778	2,972
Shore Bancshares, Inc.	†	1,570	37,664
Sierra Bancorp		844	17,724
Signature Bank/New York	*	3,183	91,320
Simmons First National Corp., Class A		1,650	48,625
South Financial Group, Inc. (The)	†	10,203	44,077
Southwest Bancorp, Inc./Oklahoma		2,739	35,497
State Bancorp, Inc./New York	†	988	9,623
Sterling Bancorp/New York	†	3,135	43,984
Sterling Bancshares, Inc./Texas	†	8,065	49,035
Sterling Financial Corp./Washington	†	4,010	35,288
Suffolk Bancorp	†	1,614	57,991
Superior Bancorp	*†	728	2,308
Susquehanna Bancshares, Inc.	†	6,360	101,188
SVB Financial Group	*	2,525	66,231
SY Bancorp, Inc.		1,644	45,210
Synovus Financial Corp.		21,599	179,272
TCF Financial Corp.	†	9,964	136,108
Texas Capital Bancshares, Inc.	*	3,110	41,550
Tompkins Financial Corp.	†	665	38,537
Trustmark Corp.		4,656	100,523
UCBH Holdings, Inc.	†	9,389	64,596
UMB Financial Corp.	†	2,308	113,415
Umpqua Holdings Corp.	†	5,769	83,477
Union Bankshares Corp./Virginia	†	2,131	52,849
United Bankshares, Inc.	†	3,417	113,513
United Community Banks, Inc./Georgia	†	3,938	53,479
Valley National Bancorp	†	10,074	203,998
Virginia Commerce Bancorp	*	2,314	11,963
W Holding Co., Inc. (Puerto Rico)	†	372	3,832
Washington Trust Bancorp, Inc.	†	1,813	35,807
Webster Financial Corp.	†	3,649	50,283
WesBanco, Inc.		2,340	63,671

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
West Coast Bancorp/Oregon	†	2,717	$17,905
Westamerica Bancorporation		2,245	114,832
Western Alliance Bancorp	*†	3,145	31,733
Whitney Holding Corp./Louisiana	†	5,129	82,013
Wilmington Trust Corp.	†	4,791	106,552
Wilshire Bancorp, Inc.	†	2,608	23,681
Wintrust Financial Corp.	†	1,718	35,339
			7,854,300
Commercial Services & Supplies—1.7%
ABM Industries, Inc.		4,088	77,876
ACCO Brands Corp.	*	6,182	21,328
American Reprographics Co.	*	3,490	24,081
APAC Customer Services, Inc.	*	1,972	2,386
ATC Technology Corp.	*	1,503	21,989
Bowne & Co., Inc.		3,940	23,167
Brink’s Co. (The)		2,876	77,307
Casella Waste Systems, Inc., Class A	*	5,820	23,746
Cenveo, Inc.	*	3,701	16,469
Clean Harbors, Inc.	*†	1,630	103,407
Comfort Systems USA, Inc.		3,803	40,540
Consolidated Graphics, Inc.	*†	699	15,825
Copart, Inc.	*	5,185	140,980
Cornell Cos., Inc.	*	1,730	32,161
Corrections Corp. of America	*†	9,225	150,921
Courier Corp.		1,904	34,082
Covanta Holding Corp.	*†	9,813	215,493
Deluxe Corp.		4,540	67,918
Ennis, Inc.		2,217	26,848
G&K Services, Inc., Class A		1,576	31,867
Geo Group, Inc. (The)	*†	4,245	76,537
Healthcare Services Group, Inc.	†	2,986	47,567
Herman Miller, Inc.	†	5,018	65,385
HNI Corp.		2,371	37,557
Interface, Inc., Class A		3,470	16,101
Intersections, Inc.	*	1,900	9,880
Iron Mountain, Inc.	*†	14,447	357,274
Kimball International, Inc., Class B		4,445	38,271
Knoll, Inc.		4,195	37,839
M&F Worldwide Corp.	*	1,251	19,328
McGrath RentCorp		1,646	35,159
Metalico, Inc.	*†	1,513	2,345
Mine Safety Appliances Co.		2,725	65,155
Mobile Mini, Inc.	*†	3,320	47,874
Multi-Color Corp.	†	965	15,266
Nashua Corp.	*	1,542	8,096
Perma-Fix Environmental Services, Inc.	*	5,502	6,878
Rollins, Inc.		3,813	68,939
Standard Register Co. (The)		1,650	14,735
Steelcase, Inc., Class A		4,515	25,374
Sykes Enterprises, Inc.	*	2,627	50,228
Team, Inc.	*	1,659	45,954
Tetra Tech, Inc.	*†	5,114	123,503
TRC Cos., Inc.	*	998	1,936
United Stationers, Inc.	*	2,055	68,822
Viad Corp.		1,978	48,936
Virco Mfg. Corp.		799	1,558
Waste Connections, Inc.	*	6,103	192,672
			2,677,560
Communications Equipment—1.2%
3Com Corp.	*	26,331	$60,035
ADC Telecommunications, Inc.	*†	10,538	57,643
Adtran, Inc.	†	4,390	65,323
Alliance Fiber Optic Products, Inc.	*	4,818	3,098
AltiGen Communications, Inc.	*	4,110	3,617
Anaren, Inc.	*	2,003	23,936
Arris Group, Inc.	*	10,285	81,766
Avanex Corp.	*†	958	1,006
Avocent Corp.	*	3,935	70,476
Bel Fuse, Inc., Class A		546	9,850
Black Box Corp.		1,414	36,934
Blonder Tongue Laboratories, Inc.	*	2,285	2,399
Blue Coat Systems, Inc.	*	3,077	25,847
Brocade Communications Systems, Inc.	*	30,456	85,277
CommScope, Inc.	*	4,734	73,566
Comtech Telecommunications Corp.	*†	1,810	82,934
Digi International, Inc.	*	2,517	20,413
Digital Angel Corp.	*	584	292
Ditech Networks, Inc.	*	3,980	3,260
EchoStar Corp., Class A	*†	2,696	40,089
EMS Technologies, Inc.	*	1,782	46,100
Emulex Corp.	*	7,660	53,467
EndWave Corp.	*	912	2,189
Extreme Networks, Inc.	*	9,940	23,260
F5 Networks, Inc.	*†	6,218	142,143
Finisar Corp.	*	14,726	5,596
Globecomm Systems, Inc.	*	5,067	27,818
Harmonic, Inc.	*	8,430	47,292
Harris Stratex Networks, Inc., Class A	*	4,485	23,143
Infinera Corp.	*	7,043	63,105
Integrated Telecom Express, Inc.	*‡αd	1,103	—
InterDigital, Inc.	*	3,859	106,122
Ixia	*	5,492	31,744
KVH Industries, Inc.	*	1,286	6,661
Loral Space & Communications, Inc.	*	660	9,590
MRV Communications, Inc.	*	9,278	7,144
NETGEAR, Inc.	*	3,410	38,908
Network Engines, Inc.	*	1,330	519
Network Equipment Technologies, Inc.	*	2,454	7,068
Numerex Corp., Class A	*	1,800	6,444
Oplink Communications, Inc.	*	1,808	15,549
Optelecom-NKF, Inc.	*†	3,399	14,310
Optical Cable Corp.	*	241	651
Orbcomm, Inc.	*†	3,512	7,586
Parkervision, Inc.	*†	2,943	7,269
Performance Technologies, Inc.	*	794	2,652
Plantronics, Inc.		3,289	43,415
Polycom, Inc.	*	6,298	85,086
Powerwave Technologies, Inc.	*	8,448	4,224
Proxim Wireless Corp.	*	2,197	439
Riverbed Technology, Inc.	*†	4,583	52,200
SCM Microsystems, Inc.	*	1,494	3,361
SeaChange International, Inc.	*	3,359	24,218
Sonus Networks, Inc.	*†	17,431	27,541
Superior TeleCom, Inc.	*‡αd	2,014	—
Sycamore Networks, Inc.	*	14,775	39,745
Symmetricom, Inc.	*	6,110	24,134
Tekelec	*†	4,995	66,633

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
TeleCorp PCS, Inc., Class A	*‡αd	5,508	$—
Tollgrade Communications, Inc.	*	601	2,873
Utstarcom, Inc.	*†	4,666	8,632
Viasat, Inc.	*	2,822	67,954
Westell Technologies, Inc., Class A	*	3,671	973
			1,895,519
Computers & Peripherals—0.7%
ActivIdentity Corp.	*	5,830	10,436
Adaptec, Inc.	*	7,841	25,875
Avid Technology, Inc.	*	2,658	28,999
Concurrent Computer Corp.	*	759	2,581
Cray, Inc.	*	7,548	15,700
Dataram Corp.		1,175	1,527
Diebold, Inc.		4,830	135,675
Dot Hill Systems Corp.	*	3,866	3,131
Electronics for Imaging, Inc.	*	3,912	37,399
Hutchinson Technology, Inc.	*†	2,054	7,148
Hypercom Corp.	*	4,002	4,322
iGO, Inc.	*†	2,804	1,963
Imation Corp.		2,265	30,736
Immersion Corp.	*†	5,977	35,205
InFocus Corp.	*	1,636	1,291
Intermec, Inc.	*	3,370	44,754
Intevac, Inc.	*	3,057	15,499
NCR Corp.	*	12,628	178,560
Novatel Wireless, Inc.	*	2,949	13,683
Overland Storage, Inc.	*	1,282	321
Palm, Inc.	*†	9,227	28,327
Presstek, Inc.	*†	6,107	19,603
Quantum Corp.	*	10,382	3,737
Rackable Systems, Inc.	*	3,088	12,167
Rimage Corp.	*	924	12,391
Seagate Technology (Cayman Islands)		39,067	173,067
STEC, Inc.	*†	2,756	11,741
Stratasys, Inc.	*	1,962	21,091
Synaptics, Inc.	*	2,667	44,165
TransAct Technologies, Inc.	*	889	4,080
Western Digital Corp.	*	17,648	202,070
Zoom Technologies, Inc.	*	542	255
			1,127,499
Construction & Engineering—1.3%
Aecom Technology Corp.	*	6,076	186,715
Dycom Industries, Inc.	*	2,716	22,325
EMCOR Group, Inc.	*	5,472	122,737
Foster Wheeler Ltd.	*	11,536	269,712
Furmanite Corp.	*	4,100	22,099
Granite Construction, Inc.	†	2,436	107,013
Insituform Technologies, Inc., Class A	*†	2,980	58,676
KBR, Inc.		13,675	207,860
Layne Christensen Co.	*†	1,813	43,530
MasTec, Inc.	*	5,153	59,672
Northwest Pipe Co.	*	1,025	43,675
Perini Corp.	*†	3,078	71,964
Pike Electric Corp.	*	1,369	16,839
Quanta Services, Inc.	*	15,896	314,741
Shaw Group, Inc. (The)	*	6,487	132,789
Sterling Construction Co., Inc.	*†	1,015	18,818
URS Corp.	*	6,767	275,891
			1,975,056
Construction Materials—0.3%
Eagle Materials, Inc.	†	3,693	$67,988
Headwaters, Inc.	*†	2,476	16,713
Martin Marietta Materials, Inc.	†	3,242	314,733
Texas Industries, Inc.	†	2,313	79,799
U.S. Concrete, Inc.	*†	4,770	16,027
			495,260
Consumer Finance—0.2%
Advance America Cash Advance Centers, Inc.	†	6,040	11,416
Advanta Corp., Class A		2,170	2,517
AmeriCredit Corp.	*†	8,206	62,694
Cash America International, Inc.		2,431	66,488
CompuCredit Corp.	*†	2,840	15,705
Dollar Financial Corp.	*†	4,052	41,736
Ezcorp, Inc., Class A	*	3,000	45,630
First Cash Financial Services, Inc.	*	2,180	41,551
First Marblehead Corp. (The)	*†	4,118	5,312
Nelnet, Inc., Class A		2,815	40,339
Rewards Network, Inc.	*	3,328	8,619
Student Loan Corp. (The)		247	10,127
World Acceptance Corp.	*†	1,219	24,087
			376,221
Containers & Packaging—0.7%
AEP Industries, Inc.	*†	1,109	19,496
AptarGroup, Inc.		4,855	171,090
Caraustar Industries, Inc.	*	4,270	1,964
Crown Holdings, Inc.	*	12,583	241,594
Graphic Packaging Holding Co.	*	5,000	5,700
Greif, Inc., Class A		2,120	70,872
Myers Industries, Inc.		1,717	13,736
Packaging Corp. of America		7,287	98,083
Rock-Tenn Co., Class A		2,634	90,030
Silgan Holdings, Inc.		1,854	88,640
Smurfit-Stone Container Corp.	*	17,028	4,342
Sonoco Products Co.		7,467	172,936
Temple-Inland, Inc.	†	6,340	30,432
			1,008,915
Distributors—0.1%
Audiovox Corp., Class A	*	2,945	14,755
Design Within Reach, Inc.	*	1,210	823
LKQ Corp.	*†	10,590	123,479
Source Interlink Cos., Inc.	*†	5,950	791
			139,848
Diversified Consumer Services—1.2%
Brink’s Home Security Holdings, Inc.	*	2,876	63,042
Capella Education Co.	*†	1,374	80,736
Career Education Corp.	*	7,264	130,316
Coinstar, Inc.	*	2,537	49,497
Corinthian Colleges, Inc.	*†	7,377	120,762
DeVry, Inc.		4,784	274,649
Hillenbrand, Inc.		5,927	98,862
ITT Educational Services, Inc.	*†	3,098	294,248
Jackson Hewitt Tax Service, Inc.		1,730	27,144
Learning Tree International, Inc.	*	766	6,526
Matthews International Corp., Class A	†	2,314	84,878
Pre-Paid Legal Services, Inc.	*	780	29,086

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Princeton Review, Inc.	*	2,409	$11,876
Regis Corp.		2,708	39,347
Service Corp. International	†	20,728	103,018
Sotheby’s	†	4,430	39,383
Steiner Leisure Ltd. (Bahamas)	*	1,645	48,560
Stewart Enterprises, Inc., Class A		6,846	20,607
Strayer Education, Inc.		1,089	233,493
Universal Technical Institute, Inc.	*†	2,513	43,148
Weight Watchers International, Inc.		3,031	89,172
			1,888,350
Diversified Financial Services—0.3%
Ampal American Israel Corp., Class A (Israel)	*	1,392	807
Asset Acceptance Capital Corp.	*	3,797	19,403
Asta Funding, Inc.		650	1,768
Financial Federal Corp.	†	2,315	53,870
Interactive Brokers Group, Inc., Class A	*	2,760	49,377
KKR Financial Holdings LLC		13,586	21,466
MarketAxess Holdings, Inc.	*	2,620	21,379
Medallion Financial Corp.		2,518	19,212
MSCI, Inc., Class A	*	5,930	105,317
PHH Corp.	*†	4,273	54,395
Pico Holdings, Inc.	*	1,410	37,478
Portfolio Recovery Associates, Inc.	*†	1,413	47,816
Resource America, Inc., Class A		1,547	6,188
			438,476
Diversified Telecommunication Services—0.5%
8x8, Inc.	*	3,049	1,448
Alaska Communications Systems Group, Inc.	†	4,537	42,557
Cbeyond, Inc.	*†	3,092	49,410
Cincinnati Bell, Inc.	*	16,626	32,088
Cogent Communications Group, Inc.	*†	3,453	22,548
Consolidated Communications Holdings, Inc.		3,222	38,277
D&E Communications, Inc.		1,712	11,470
General Communication, Inc., Class A	*	3,847	31,122
Global Crossing Ltd. (Bermuda)	*	2,669	21,192
Hickory Tech Corp.		652	3,547
Hungarian Telephone & Cable Corp.	*	712	6,123
IDT Corp., Class B	*†	4,800	1,920
Iowa Telecommunications Services, Inc.	†	3,540	50,551
Level 3 Communications, Inc.	*†	115,224	80,657
NTELOS Holdings Corp.		2,674	65,941
PAETEC Holding Corp.	*	14,158	20,388
Premiere Global Services, Inc.	*	5,642	48,578
Shenandoah Telecommunications Co.		2,133	59,831
SureWest Communications		1,674	19,117
tw telecom inc.	*†	11,060	93,678
XETA Technologies, Inc.	*	1,947	3,213
			703,656
Electric Utilities—1.4%
Allete, Inc.		1,972	$63,637
Central Vermont Public Service Corp.	†	1,553	37,055
Cleco Corp.	†	4,380	99,995
DPL, Inc.		9,161	209,237
El Paso Electric Co.	*	4,189	75,779
Empire District Electric Co. (The)	†	4,248	74,765
Great Plains Energy, Inc.		8,764	169,408
Hawaiian Electric Industries, Inc.		7,016	155,334
Idacorp, Inc.		3,338	98,304
ITC Holdings Corp.		3,972	173,497
MGE Energy, Inc.	†	2,174	71,742
Northeast Utilities		12,406	298,488
NV Energy, Inc.		16,807	166,221
Portland General Electric Co.		5,312	103,425
UIL Holdings Corp.		2,136	64,144
Unisource Energy Corp.		2,749	80,711
Unitil Corp.	†	1,000	20,650
Westar Energy, Inc.		8,092	165,967
			2,128,359
Electrical Equipment—1.9%
A.O. Smith Corp.		1,478	43,631
Active Power, Inc.	*	3,953	1,265
Acuity Brands, Inc.	†	3,098	108,151
American Superconductor Corp.	*†	3,743	61,048
Ametek, Inc.		8,049	243,160
AZZ, Inc.	*	1,134	28,463
Baldor Electric Co.	†	3,033	54,139
Belden, Inc.	†	3,490	72,871
Brady Corp., Class A		4,341	103,967
C&D Technologies, Inc.	*†	5,424	16,977
Capstone Turbine Corp.	*†	15,089	12,675
Encore Wire Corp.	†	1,693	32,099
Energy Conversion Devices, Inc.	*†	3,951	99,605
EnerSys	*	2,612	28,732
Evergreen Solar, Inc.	*†	11,911	37,996
First Solar, Inc.	*	3,657	504,520
Franklin Electric Co., Inc.		1,365	38,370
FuelCell Energy, Inc.	*†	9,197	35,684
General Cable Corp.	*†	4,531	80,153
GrafTech International Ltd.	*	8,828	73,449
GT Solar International, Inc.	*	4,396	12,704
Hubbell, Inc., Class B		3,948	129,021
II-VI, Inc.	*†	1,982	37,836
LaBarge, Inc.	*	950	13,633
LSI Industries, Inc.		3,003	20,631
Magnetek, Inc.	*	4,586	11,006
Medis Technologies Ltd.	*	1,815	817
Microvision, Inc.	*	5,870	9,862
Orbit International Corp.	*	2,812	5,034
Plug Power, Inc.	*	8,935	9,114
Powell Industries, Inc.	*	1,046	30,355
Power-One, Inc.	*	3,500	4,165
PowerSecure International, Inc.	*†	2,650	8,719
Regal-Beloit Corp.		2,256	85,705
Roper Industries, Inc.		6,901	299,572
Servotronics, Inc.		705	3,892
Spire Corp.	*†	1,921	9,874
Sunpower Corp., Class A	*†	5,006	185,222
Sunpower Corp., Class B	*†	2,746	83,588
Tech/Ops Sevcon, Inc.		720	1,879

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Thomas & Betts Corp.	*	4,691	$112,678
Ultralife Corp.	*	3,672	49,242
Universal Security Instruments, Inc.	*	266	878
Valence Technology, Inc.	*†	4,773	8,687
Vicor Corp.		3,481	23,009
Woodward Governor Co.		4,951	113,972
			2,948,050
Electronic Equipment, Instruments & Components—1.8%
Agilysys, Inc.		2,266	9,721
American Technology Corp.	*†	3,686	3,133
Anixter International, Inc.	*	2,122	63,915
Arrow Electronics, Inc.	*	9,234	173,969
Avnet, Inc.	*	11,546	210,253
AVX Corp.	†	4,035	32,038
Benchmark Electronics, Inc.	*†	4,125	52,676
Brightpoint, Inc.	*	5,890	25,622
CalAmp Corp.	*	7,372	3,317
Checkpoint Systems, Inc.	*	2,970	29,225
Cogent, Inc.	*†	3,830	51,973
Cognex Corp.		3,335	49,358
Coherent, Inc.	*†	2,327	49,937
CTS Corp.	†	4,578	25,225
Daktronics, Inc.		3,564	33,359
Dolby Laboratories, Inc., Class A	*	3,918	128,354
DTS, Inc.	*†	1,605	29,452
Echelon Corp.	*	3,748	30,546
Electro Rent Corp.	†	2,563	28,603
Electro Scientific Industries, Inc.	*	1,422	9,655
Electro-Sensors, Inc.		2,581	8,517
FARO Technologies, Inc.	*	1,212	20,434
Frequency Electronics, Inc.	*	822	2,343
Gerber Scientific, Inc.	*	3,478	17,773
ID Systems, Inc.	*	1,146	4,641
Ingram Micro, Inc., Class A	*	10,335	138,386
Insight Enterprises, Inc.	*†	2,944	20,314
Iteris, Inc.	*†	4,264	6,609
Itron, Inc.	*†	2,903	185,037
Keithley Instruments, Inc.		2,170	7,920
Kemet Corp.	*†	5,278	1,425
L-1 Identity Solutions, Inc.	*	6,227	41,970
LeCroy Corp.	*†	2,720	8,296
Lightpath Technologies, Inc., Class A	*	1,527	1,176
Littelfuse, Inc.	*†	1,479	24,551
LoJack Corp.	*	1,880	7,746
Maxwell Technologies, Inc.	*	3,381	17,142
Measurement Specialties, Inc.	*†	3,063	21,288
Mechanical Technology, Inc.	*	654	765
Mercury Computer Systems, Inc.	*	2,443	15,415
Merix Corp.	*	2,175	652
Mesa Laboratories, Inc.		1,200	20,424
Methode Electronics, Inc.		2,784	18,764
Mettler Toledo International, Inc.	*	2,652	178,745
MTS Systems Corp.		1,370	36,497
National Instruments Corp.		4,355	106,088
Newport Corp.	*†	3,015	20,442
NU Horizons Electronics Corp.	*	3,069	5,279
OI Corp.		1,600	15,968
OSI Systems, Inc.	*	2,179	30,179
Park Electrochemical Corp.	†	1,950	$36,972
PC Connection, Inc.	*†	2,755	14,106
Planar Systems, Inc.	*	1,786	1,089
Plexus Corp.	*	3,210	54,409
Radisys Corp.	*†	2,757	15,246
Research Frontiers, Inc.	*†	2,932	6,362
Rofin-Sinar Technologies, Inc.	*	2,208	45,441
Rogers Corp.	*†	1,417	39,350
Sanmina-SCI Corp.	*	39,169	18,409
ScanSource, Inc.	*†	2,737	52,742
Sigmatron International, Inc.	*	283	645
SMART Modular Technologies (WWH), Inc.	*	2,050	3,157
Spectrum Control, Inc.	*	1,195	7,337
SYNNEX Corp.	*†	2,160	24,473
Tech Data Corp.	*	3,805	67,881
Technitrol, Inc.		7,988	27,798
Trans-Lux Corp.	*	867	668
Trimble Navigation Ltd.	*	9,249	199,871
TTM Technologies, Inc.	*	3,547	18,480
Universal Display Corp.	*	2,789	26,356
Vishay Intertechnology, Inc.	*	11,318	38,708
X-Rite, Inc.	*†	2,441	3,637
Zygo Corp.	*	2,489	17,199
			2,745,453
Energy Equipment & Services—2.0%
Allis-Chalmers Energy, Inc.	*†	2,146	11,803
Atwood Oceanics, Inc.	*	4,750	72,580
Basic Energy Services, Inc.	*	2,408	31,400
Bolt Technology Corp.	*	2,455	17,087
Bristow Group, Inc.	*†	2,203	59,018
Bronco Drilling Co., Inc.	*†	3,007	19,425
Cal Dive International, Inc.	*†	5,564	36,222
CARBO Ceramics, Inc.	†	1,582	56,208
Complete Production Services, Inc.	*	4,409	35,933
Dawson Geophysical Co.	*†	930	16,563
Diamond Offshore Drilling, Inc.	†	5,056	298,001
Dresser-Rand Group, Inc.	*	6,645	114,626
Dril-Quip, Inc.	*	2,446	50,167
Exterran Holdings, Inc.	*†	4,339	92,421
FMC Technologies, Inc.	*	9,529	227,076
Global Industries Ltd.	*†	10,304	35,961
Gulfmark Offshore, Inc.	*	1,545	36,756
Helix Energy Solutions Group, Inc.	*†	5,589	40,464
Helmerich & Payne, Inc.		7,621	173,378
Hercules Offshore, Inc.	*†	6,416	30,476
Hornbeck Offshore Services, Inc.	*	1,749	28,579
IHS, Inc., Class A	*	3,876	145,040
ION Geophysical Corp.	*	5,372	18,426
Key Energy Services, Inc.	*	9,195	40,550
Lufkin Industries, Inc.	†	1,255	43,297
Matrix Service Co.	*	2,410	18,485
Mitcham Industries, Inc.	*	1,100	4,367
NATCO Group, Inc., Class A	*†	2,192	33,275
Natural Gas Services Group, Inc.	*†	2,837	28,739
Newpark Resources, Inc.	*	6,294	23,288
Oceaneering International, Inc.	*	4,245	123,699
Oil States International, Inc.	*	3,412	63,770
OYO Geospace Corp.	*	550	9,609
Parker Drilling Co.	*	9,263	26,863
Patterson-UTI Energy, Inc.		11,823	136,083
PHI, Inc.	*	1,283	17,975

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Pioneer Drilling Co.	*	2,930	$16,320
Precision Drilling Trust (Canada)	†	2,336	19,603
Pride International, Inc.	*	14,049	224,503
RPC, Inc.	†	4,269	41,665
SEACOR Holdings, Inc.	*†	1,646	109,706
Sulphco, Inc.	*†	8,130	7,642
Superior Energy Services, Inc.	*	6,470	103,067
T-3 Energy Services, Inc.	*	975	9,204
Tetra Technologies, Inc.	*	5,233	25,432
Tidewater, Inc.		3,764	151,576
Trico Marine Services, Inc.	*†	1,353	6,048
Unit Corp.	*	3,819	102,044
			3,034,420
Food & Staples Retailing—0.5%
Andersons, Inc. (The)	†	1,795	29,582
Arden Group, Inc., Class A		260	32,760
BJ’s Wholesale Club, Inc.	*†	4,539	155,506
Casey’s General Stores, Inc.	†	4,617	105,129
Great Atlantic & Pacific Tea Co.	*†	2,493	15,631
Nash Finch Co.		1,190	53,419
Nyer Medical Group, Inc.	*	2,533	2,280
Pantry, Inc. (The)	*	2,139	45,881
Rite Aid Corp.	*†	32,808	10,170
Ruddick Corp.	†	3,143	86,904
Spartan Stores, Inc.		1,780	41,385
United Natural Foods, Inc.	*†	3,712	66,148
Weis Markets, Inc.		852	28,653
Winn-Dixie Stores, Inc.	*†	4,340	69,874
			743,322
Food Products—1.5%
B&G Foods, Inc., Class A		2,850	15,390
Bridgford Foods Corp.	*	560	2,134
Bunge Ltd.	†	9,305	481,720
Calavo Growers, Inc.		3,561	40,951
Chiquita Brands International, Inc.	*†	3,049	45,064
Corn Products International, Inc.		5,710	164,733
Darling International, Inc.	*	6,024	33,072
Del Monte Foods Co.		16,592	118,467
Diamond Foods, Inc.		2,255	45,438
Farmer Bros. Co.	†	930	23,194
Flowers Foods, Inc.	†	6,415	156,269
Fresh Del Monte Produce, Inc. (Cayman Islands)	*	3,718	83,358
Green Mountain Coffee Roasters, Inc.	*†	1,500	58,050
Griffin Land & Nurseries, Inc.		650	23,959
Hain Celestial Group, Inc.	*†	3,891	74,279
Hormel Foods Corp.		6,200	192,696
Inventure Group, Inc. (The)	*	683	1,113
John B. Sanfilippo & Son, Inc.	*	370	1,994
Lancaster Colony Corp.		1,510	51,793
Lance, Inc.		3,305	75,817
Omega Protein Corp.	*	1,515	6,075
Ralcorp Holdings, Inc.	*	4,574	267,122
Sanderson Farms, Inc.		1,537	53,119
Smithfield Foods, Inc.	*†	11,052	155,502
Tootsie Roll Industries, Inc.		1,765	45,202
TreeHouse Foods, Inc.	*†	2,692	73,330
			2,289,841
Gas Utilities—1.4%
AGL Resources, Inc.		5,901	$184,996
AmeriGas Partners LP		2,932	82,477
Atmos Energy Corp.		6,725	159,383
Chesapeake Utilities Corp.		1,039	32,708
Delta Natural Gas Co., Inc.		380	9,215
Energen Corp.		4,897	143,629
Ferrellgas Partners LP		3,664	53,714
Laclede Group, Inc. (The)	†	1,542	72,227
National Fuel Gas Co.		5,252	164,545
New Jersey Resources Corp.		2,941	115,728
Northwest Natural Gas Co.		1,984	87,752
Oneok, Inc.		7,491	218,138
Piedmont Natural Gas Co.		5,431	172,000
South Jersey Industries, Inc.		2,332	92,930
Southwest Gas Corp.		3,043	76,745
Spectra Energy Partners LP		901	17,822
Suburban Propane Partners LP		2,861	101,422
UGI Corp.		8,449	206,325
WGL Holdings, Inc.	†	3,492	114,154
			2,105,910
Health Care Equipment & Supplies—2.7%
Abaxis, Inc.	*	1,864	29,880
Abiomed, Inc.	*†	3,940	64,695
Advanced Medical Optics, Inc.	*	4,249	28,086
Align Technology, Inc.	*†	6,208	54,320
American Medical Systems Holdings, Inc.	*	5,369	48,267
Analogic Corp.	†	884	24,116
Angiodynamics, Inc.	*	2,450	33,541
Arthrocare Corp.	*†	1,902	9,073
Aspect Medical Systems, Inc.	*	2,322	7,825
Beckman Coulter, Inc.		4,870	213,988
Biolase Technology, Inc.	*	3,105	4,626
Candela Corp.	*	2,794	1,481
Cantel Medical Corp.	*	1,690	24,792
Cardiac Science Corp.	*	4,135	31,013
Cerus Corp.	*	3,201	2,241
Clarient, Inc.	*†	3,308	5,392
Conceptus, Inc.	*†	2,419	36,817
Conmed Corp.	*†	2,086	49,939
Cooper Cos., Inc. (The)	†	3,206	52,578
CryoLife, Inc.	*†	4,037	39,199
Cutera, Inc.	*	1,264	11,212
Cyberonics, Inc.	*	2,351	38,956
Cynosure, Inc., Class A	*	772	7,048
Datascope Corp.		1,121	58,561
DexCom, Inc.	*†	3,175	8,763
Edwards Lifesciences Corp.	*	4,263	234,252
Endologix, Inc.	*	1,350	1,620
ev3, Inc.	*†	5,996	36,576
Gen-Probe, Inc.	*	4,215	180,571
Greatbatch, Inc.	*†	1,594	42,177
Haemonetics Corp.	*	1,865	105,373
HealthTronics, Inc.	*	2,530	5,693
Hill-Rom Holdings, Inc.	†	4,747	78,136
Hologic, Inc.	*	21,354	279,097
ICU Medical, Inc.	*	1,096	36,321
Idexx Laboratories, Inc.	*†	4,698	169,504
I-Flow Corp.	*	2,590	12,432
Immucor, Inc.	*†	5,391	143,293
Integra LifeSciences Holdings Corp.	*†	1,627	57,872
Invacare Corp.	†	2,826	43,860
Inverness Medical Innovations, Inc.	*†	6,809	128,758

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
IRIS International, Inc.	*†	2,570	$35,826
Kensey Nash Corp.	*	867	16,828
Kinetic Concepts, Inc.	*†	4,307	82,608
Masimo Corp.	*†	3,670	109,476
Medical Action Industries, Inc.	*	1,860	18,600
Mentor Corp.		2,401	74,263
Meridian Bioscience, Inc.	†	3,470	88,381
Merit Medical Systems, Inc.	*†	2,509	44,986
Micrus Endovascular Corp.	*	1,353	15,708
Natus Medical, Inc.	*†	2,621	33,942
NuVasive, Inc.	*†	2,738	94,872
NxStage Medical, Inc.	*	3,660	9,772
OraSure Technologies, Inc.	*†	4,328	15,927
Orthofix International NV (Netherlands Antilles)	*†	2,011	30,829
Osteotech, Inc.	*	1,499	2,533
Palomar Medical Technologies, Inc.	*	2,762	31,846
Quidel Corp.	*	2,820	36,857
Resmed, Inc.	*	6,112	229,078
Rochester Medical Corp.	*	2,249	34,590
RTI Biologics, Inc.	*	3,227	8,907
Sirona Dental Systems, Inc.	*†	1,750	18,375
Somanetics Corp.	*	1,572	25,954
Sonic Innovations, Inc.	*	2,950	2,950
SonoSite, Inc.	*	1,650	31,482
Spectranetics Corp.	*	3,376	8,811
Staar Surgical Co.	*	2,688	6,397
STERIS Corp.		4,732	113,047
SurModics, Inc.	*	1,185	29,945
Synovis Life Technologies, Inc.	*	1,638	30,696
Teleflex, Inc.		2,963	148,446
Theragenics Corp.	*	5,822	6,812
ThermoGenesis Corp.	*	4,317	1,856
Thoratec Corp.	*†	4,735	153,840
TomoTherapy, Inc.	*	4,950	11,781
Urologix, Inc.	*	1,050	577
Vision-Sciences, Inc.	*†	4,110	6,288
West Pharmaceutical Services, Inc.	†	2,425	91,592
Wright Medical Group, Inc.	*	2,850	58,225
Young Innovations, Inc.		677	10,426
Zoll Medical Corp.	*	1,952	36,873
			4,252,146
Health Care Providers & Services—2.4%
Access Plans USA, Inc.	*	3,538	849
Alliance Imaging, Inc.	*	3,525	28,094
Almost Family, Inc.	*†	716	32,206
Amedisys, Inc.	*†	2,278	94,173
America Service Group, Inc.	*	1,972	21,100
American Dental Partners, Inc.	*	1,668	11,576
AMERIGROUP Corp.	*	4,191	123,718
AMN Healthcare Services, Inc.	*	3,864	32,689
Amsurg Corp.	*†	3,079	71,864
athenahealth, Inc.	*	1,757	66,098
Bio-Reference Labs, Inc.	*†	1,655	43,411
BioScrip, Inc.	*	3,476	7,717
Brookdale Senior Living, Inc.	†	3,422	19,095
Capital Senior Living Corp.	*†	2,245	6,690
Catalyst Health Solutions, Inc.	*†	2,673	65,088
Centene Corp.	*	3,612	71,193
Chemed Corp.		1,915	76,160
Chindex International, Inc.	*†	1,527	12,140
Community Health Systems, Inc.	*	7,816	$113,957
Cross Country Healthcare, Inc.	*	2,631	23,126
Emergency Medical Services Corp., Class A	*	758	27,750
Five Star Quality Care, Inc.	*	4,500	6,885
Gentiva Health Services, Inc.	*	2,330	68,176
Hanger Orthopedic Group, Inc.	*†	3,263	47,346
Health Management Associates, Inc., Class A	*	14,732	26,370
Health Net, Inc.	*	7,754	84,441
Healthsouth Corp.	*	7,544	82,682
Healthspring, Inc.	*	4,297	85,811
Healthways, Inc.	*	3,517	40,375
Henry Schein, Inc.	*†	7,114	261,013
HMS Holdings Corp.	*	1,616	50,936
inVentiv Health, Inc.	*	3,246	37,459
Kindred Healthcare, Inc.	*	3,509	45,687
Landauer, Inc.		923	67,656
LifePoint Hospitals, Inc.	*	4,098	93,598
Lincare Holdings, Inc.	*	6,438	173,375
Magellan Health Services, Inc.	*	3,183	124,646
Mednax, Inc.	*	3,897	123,535
Molina Healthcare, Inc.	*	1,190	20,956
MWI Veterinary Supply, Inc.	*	1,472	39,685
National Healthcare Corp.		890	45,070
National Research Corp.	†	1,250	36,200
NovaMed, Inc.	*†	4,904	16,968
Odyssey HealthCare, Inc.	*	3,093	28,610
Omnicare, Inc.		8,736	242,511
Owens & Minor, Inc.	†	2,882	108,507
PDI, Inc.	*	703	2,819
PharMerica Corp.	*	3,153	49,408
Providence Service Corp. (The)	*†	1,639	2,377
PSS World Medical, Inc.	*†	4,966	93,460
Psychemedics Corp.		902	5,827
Psychiatric Solutions, Inc.	*†	4,353	121,231
RehabCare Group, Inc.	*	1,590	24,104
Res-Care, Inc.	*	2,426	36,439
Rural/Metro Corp.	*†	1,600	2,864
Skilled Healthcare Group, Inc., Class A	*†	1,556	13,133
Sun Healthcare Group, Inc.	*	3,022	26,745
Sunrise Senior Living, Inc.	*†	2,650	4,452
Triple-S Management Corp., Class B (Puerto Rico)	*†	1,400	16,100
U.S. Physical Therapy, Inc.	*	2,083	27,766
United American Healthcare Corp.	*	4,252	6,293
Universal American Corp.	*	5,124	45,194
Universal Health Services, Inc., Class B		3,981	149,566
VCA Antech, Inc.	*†	7,267	144,468
WellCare Health Plans, Inc.	*	2,578	33,153
			3,712,591
Health Care Technology—0.4%
Allscripts-Misys Healthcare Solutions, Inc.		5,116	50,751
AMICAS, Inc.	*†	2,496	4,168
Cerner Corp.	*†	5,146	197,864
Computer Programs & Systems, Inc.	†	1,065	28,542
Eclipsys Corp.	*†	4,507	63,954
HLTH Corp.	*	9,424	98,575
Mediware Information Systems, Inc.	*	1,089	5,227

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Merge Healthcare, Inc.	*	4,320	$5,530
Omnicell, Inc.	*	4,056	49,524
Phase Forward, Inc.	*†	3,812	47,726
Vital Images, Inc.	*	1,498	20,837
			572,698
Hotels, Restaurants & Leisure—2.0%
AFC Enterprises, Inc.	*	6,571	30,818
Ambassadors Group, Inc.	†	2,796	25,723
Ambassadors International, Inc.	*†	524	383
Ameristar Casinos, Inc.		1,420	12,269
Bally Technologies, Inc.	*†	4,484	107,751
Benihana, Inc., Class A	*	680	1,428
Bluegreen Corp.	*	1,800	5,634
Bob Evans Farms, Inc.	†	2,925	59,758
Boyd Gaming Corp.	†	3,538	16,735
Brinker International, Inc.		8,478	89,358
Buffalo Wild Wings, Inc.	*†	1,120	28,728
Burger King Holdings, Inc.		7,218	172,366
California Pizza Kitchen, Inc.	*†	2,265	24,281
CEC Entertainment, Inc.	*	1,994	48,354
Cedar Fair, LP		4,211	52,764
Cheesecake Factory, Inc. (The)	*	4,778	48,258
Chipotle Mexican Grill, Inc., Class A	*†	2,502	155,074
Choice Hotels International, Inc.	†	3,101	93,216
Churchill Downs, Inc.		1,129	45,634
CKE Restaurants, Inc.		4,056	35,206
Cosi, Inc.	*	3,120	902
Cracker Barrel Old Country Store, Inc.		1,879	38,689
DineEquity, Inc.	†	1,079	12,473
Domino’s Pizza, Inc.	*	4,270	20,112
Dover Downs Gaming & Entertainment, Inc.		1,687	5,365
Dover Motorsports, Inc.		1,645	2,139
Empire Resorts, Inc.	*†	2,513	2,739
Gaylord Entertainment Co.	*†	4,934	53,485
Great Wolf Resorts, Inc.	*†	3,072	4,731
International Speedway Corp., Class A		2,450	70,388
Interval Leisure Group, Inc.	*	2,598	14,003
Isle of Capri Casinos, Inc.	*	1,251	4,003
Jack in the Box, Inc.	*†	4,991	110,251
Jamba, Inc.	*	4,465	1,920
Krispy Kreme Doughnuts, Inc.	*†	5,000	8,400
Landry’s Restaurants, Inc.		1,254	14,546
Las Vegas Sands Corp.	*	25,170	149,258
Life Time Fitness, Inc.	*†	2,354	30,484
Luby’s, Inc.	*	3,380	14,162
Marcus Corp.	†	1,805	29,295
MAXXAM, Inc.	*	857	11,570
McCormick & Schmick’s Seafood Restaurants, Inc.	*	1,401	5,632
MGM MIRAGE	*†	7,376	101,494
Monarch Casino & Resort, Inc.	*†	2,897	33,750
Morgans Hotel Group Co.	*†	2,390	11,137
MTR Gaming Group, Inc.	*†	4,525	7,602
Multimedia Games, Inc.	*†	2,902	6,907
O’Charleys, Inc.		3,157	6,314
Orient-Express Hotels Ltd., Class A (Bermuda)	†	2,744	21,019
P.F. Chang’s China Bistro, Inc.	*	1,496	31,326
Panera Bread Co., Class A	*	2,332	121,824
Papa John’s International, Inc.	*†	2,356	$43,421
Peet’s Coffee & Tea, Inc.	*	1,297	30,155
Penn National Gaming, Inc.	*†	5,656	120,925
Pinnacle Entertainment, Inc.	*†	4,289	32,940
Red Robin Gourmet Burgers, Inc.	*	1,203	20,246
Royal Caribbean Cruises Ltd.	†	11,386	156,557
Ruby Tuesday, Inc.	*†	3,481	5,430
Scientific Games Corp., Class A	*	5,827	102,206
Shuffle Master, Inc.	*	5,440	26,982
Six Flags, Inc.	*	3,814	1,182
Sonic Corp.	*†	5,694	69,296
Speedway Motorsports, Inc.		1,680	27,065
Steak n Shake Co. (The)	*†	2,198	13,078
Texas Roadhouse, Inc., Class A	*	7,315	56,691
Trump Entertainment Resorts, Inc.	*†	2,320	395
Vail Resorts, Inc.	*†	1,891	50,301
Wendy’s/Arby’s Group, Inc., Class A	†	34,307	169,477
WMS Industries, Inc.	*	3,516	94,580
Youbet.com, Inc.	*	2,200	1,914
			3,022,499
Household Durables—1.0%
American Greetings Corp., Class A	†	3,420	25,889
Bassett Furniture Industries, Inc.		610	2,043
Beazer Homes USA, Inc.	*	5,676	8,968
Blyth, Inc.	†	3,509	27,511
Brookfield Homes Corp.	†	858	3,707
California Coastal Communities, Inc.	*†	1,028	514
Cavco Industries, Inc.	*	1,216	32,698
Champion Enterprises, Inc.	*	6,043	3,384
CSS Industries, Inc.		1,140	20,224
Ethan Allen Interiors, Inc.		1,648	23,682
Furniture Brands International, Inc.		4,572	10,104
Garmin Ltd. (Cayman Islands)	†	9,775	187,387
Helen of Troy Ltd. (Bermuda)	*	3,172	55,066
Hooker Furniture Corp.		1,125	8,617
Hovnanian Enterprises, Inc., Class A	*	3,491	6,005
Jarden Corp.	*	5,040	57,960
La-Z-Boy, Inc.	†	8,340	18,098
Libbey, Inc.	†	2,250	2,812
M/I Homes, Inc.		1,741	18,350
MDC Holdings, Inc.		2,535	76,811
Meritage Homes Corp.	*	2,628	31,983
Mohawk Industries, Inc.	*	4,367	187,650
National Presto Industries, Inc.		656	50,512
NVR, Inc.	*	361	164,706
Palm Harbor Homes, Inc.	*	1,182	5,886
Russ Berrie & Co., Inc.	*	1,157	3,436
Ryland Group, Inc.		3,067	54,194
Sealy Corp.	†	6,171	15,489
Skyline Corp.	†	918	18,351
Standard Pacific Corp.	*	10,118	18,010
Tempur-Pedic International, Inc.		4,765	33,784
Toll Brothers, Inc.	*	10,196	218,500
Tupperware Brands Corp.		4,690	106,463
Universal Electronics, Inc.	*	1,589	25,774
			1,524,568

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Household Products—0.4%
Central Garden and Pet Co.	*†	3,162	$18,529
Central Garden and Pet Co., Class A	*	2,770	16,343
Church & Dwight Co., Inc.		5,398	302,936
Energizer Holdings, Inc.	*†	4,402	238,324
WD-40 Co.		1,550	43,850
			619,982
Independent Power Producers & Energy Traders—0.7%
Calpine Corp.	*	28,503	207,502
Mirant Corp.	*	14,922	281,578
NRG Energy, Inc.	*	17,836	416,114
Ormat Technologies, Inc.	†	1,614	51,438
Reliant Energy, Inc.	*	27,722	160,233
			1,116,865
Industrial Conglomerates—0.3%
Carlisle Cos., Inc.		4,292	88,844
Icahn Enterprises LP		533	14,098
McDermott International, Inc.	*	18,675	184,509
Otter Tail Corp.	†	2,897	67,587
Raven Industries, Inc.		1,490	35,909
Seaboard Corp.		43	51,342
Standex International Corp.		1,584	31,427
Tredegar Corp.		1,607	29,215
			502,931
Insurance—11.0%
Alleghany Corp.	*	487	137,334
Allied World Assurance Co. Holdings Ltd. (Bermuda)		3,096	125,698
AMBAC Financial Group, Inc.		18,320	23,816
American Financial Group, Inc.		6,180	141,398
American Independence Corp.	*	430	1,182
American National Insurance Co.		1,095	80,734
American Physicians Capital, Inc.		1,201	57,768
American Safety Insurance Holdings Ltd. (Bermuda)	*	2,656	35,086
Arch Capital Group Ltd. (Bermuda)	*	3,683	258,178
Argo Group International Holdings Ltd. (Bermuda)	*†	3,031	102,812
Arthur J. Gallagher & Co.		7,382	191,268
Aspen Insurance Holdings Ltd. (Bermuda)		5,236	126,973
Assured Guaranty Ltd. (Bermuda)	†	4,137	47,162
Axis Capital Holdings Ltd. (Bermuda)		11,314	329,464
Baldwin & Lyons, Inc., Class B	†	946	17,208
Berkshire Hathaway, Inc., Class A	*	93	8,983,800
Brown & Brown, Inc.		8,657	180,931
Citizens, Inc.	*†	4,717	45,755
CNA Financial Corp.		1,883	30,957
CNA Surety Corp.	*	1,486	28,531
Conseco, Inc.	*	12,970	67,185
Crawford & Co., Class B	*	1,891	27,495
Delphi Financial Group, Inc., Class A	†	3,694	68,117
Donegal Group, Inc., Class B		759	13,127
EMC Insurance Group, Inc.	†	1,041	26,702
Employers Holdings, Inc.		3,690	60,885
Endurance Specialty Holdings Ltd. (Bermuda)		4,392	$134,088
Erie Indemnity Co., Class A		3,264	122,824
Everest Re Group Ltd. (Bermuda)		4,379	333,417
FBL Financial Group, Inc., Class A	†	1,058	16,346
Fidelity National Financial, Inc., Class A		17,219	305,637
First American Corp.		6,560	189,518
First Mercury Financial Corp.	*	1,534	21,875
FPIC Insurance Group, Inc.	*†	1,050	45,969
Greenlight Capital Re Ltd., Class A (Cayman Islands)	*	2,930	38,061
Hanover Insurance Group, Inc. (The)		3,980	171,021
Harleysville Group, Inc.		1,278	44,385
HCC Insurance Holdings, Inc.		9,123	244,040
Hilltop Holdings, Inc.	*	3,923	38,210
Horace Mann Educators Corp.		3,101	28,498
Independence Holding Co.		963	3,476
Infinity Property & Casualty Corp.		1,280	59,814
IPC Holdings Ltd. (Bermuda)		4,430	132,457
Kansas City Life Insurance Co.		903	39,145
Markel Corp.	*	768	229,632
Max Capital Group Ltd. (Bermuda)		4,157	73,579
Meadowbrook Insurance Group, Inc.		6,165	39,703
Mercury General Corp.	†	2,011	92,486
Montpelier Re Holdings Ltd. (Bermuda)	†	6,945	116,607
National Financial Partners Corp.		7,233	21,988
Nationwide Financial Services, Inc., Class A		3,914	204,350
Navigators Group, Inc.	*	1,273	69,900
NYMAGIC, Inc.		1,110	21,145
Odyssey Re Holdings Corp.		1,814	93,983
Old Republic International Corp.		17,312	206,359
OneBeacon Insurance Group Ltd.		2,457	25,651
PartnerRe Ltd. (Bermuda)		4,278	304,893
Phoenix Cos., Inc. (The)		9,881	32,311
Platinum Underwriters Holdings Ltd. (Bermuda)		4,036	145,619
PMA Capital Corp., Class A	*†	5,374	38,048
Presidential Life Corp.	†	2,568	25,398
ProAssurance Corp.	*†	2,419	127,675
Protective Life Corp.		4,733	67,919
Reinsurance Group of America, Inc.		4,694	200,997
RenaissanceRe Holdings Ltd. (Bermuda)		4,827	248,880
RLI Corp.	†	1,602	97,978
Safety Insurance Group, Inc.		1,516	57,699
SeaBright Insurance Holdings, Inc.	*	3,141	36,875
Selective Insurance Group, Inc.		4,191	96,100
StanCorp Financial Group, Inc.		3,568	149,035
State Auto Financial Corp.		958	28,797
Stewart Information Services Corp.	†	1,684	39,557
Tower Group, Inc.	†	2,119	59,777
Transatlantic Holdings, Inc.		2,029	81,282
United Fire & Casualty Co.		2,592	80,533
Unitrin, Inc.		3,311	52,777

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Validus Holdings Ltd. (Bermuda)		2,110	$55,198
W.R. Berkley Corp.		11,187	346,797
Wesco Financial Corp.		115	33,109
White Mountains Insurance Group Ltd.		581	155,191
Zenith National Insurance Corp.		2,791	88,112
			17,024,287
Internet & Catalog Retail—0.4%
1-800-FLOWERS.COM, Inc., Class A	*	2,113	8,072
Blue Nile, Inc.	*†	1,063	26,033
dELiA*s, Inc.	*	2,555	5,621
drugstore.com, inc.	*	3,800	4,712
Hollywood Media Corp.	*	1,495	1,495
HSN, Inc.	*	2,598	18,887
Liberty Media Corp.— Interactive, Series A	*	44,575	139,074
NetFlix, Inc.	*†	3,659	109,367
NutriSystem, Inc.	†	1,970	28,742
Overstock.com, Inc.	*†	1,864	20,094
priceline.com, Inc.	*†	3,307	243,561
Stamps.com, Inc.	*	2,642	25,971
Ticketmaster Entertainment, Inc.	*	2,598	16,679
Valuevision Media, Inc., Class A	*	6,193	2,044
			650,352
Internet Software & Services—0.9%
Ariba, Inc.	*	6,761	48,747
Art Technology Group, Inc.	*	8,335	16,087
Autobytel, Inc.	*†	4,755	2,140
Bankrate, Inc.	*†	1,551	58,938
Chordiant Software, Inc.	*	1,859	4,945
DealerTrack Holdings, Inc.	*	4,113	48,904
Digital River, Inc.	*†	2,915	72,292
DivX, Inc.	*	2,892	15,125
Earthlink, Inc.	*	8,664	58,569
Equinix, Inc.	*	2,369	126,007
GSI Commerce, Inc.	*†	1,470	15,464
IAC/InterActiveCorp	*	6,497	102,198
I-many, Inc.	*	952	209
Imergent, Inc.		1,043	4,328
Infospace, Inc.		4,619	34,873
Internap Network Services Corp.	*†	3,720	9,300
Internet Capital Group, Inc.	*	3,445	18,775
Interwoven, Inc.	*	3,812	48,031
Intraware, Inc.	*†	783	3,062
Ipass, Inc.	*	6,163	7,519
j2 Global Communications, Inc.	*	4,168	83,527
Jupitermedia Corp.	*	4,020	1,487
Keynote Systems, Inc.	*	3,262	25,150
Knot, Inc. (The)	*†	3,458	28,771
LivePerson, Inc.	*	3,334	6,068
Looksmart Ltd.	*	4,010	6,536
Marchex, Inc., Class B		2,710	15,799
MIVA, Inc.	*	6,581	1,185
ModusLink Global Solutions, Inc.	*	3,461	10,002
Move, Inc.	*†	12,712	20,339
NaviSite, Inc.	*	3,725	1,490
NIC, Inc.		6,673	$30,696
Omniture, Inc.	*†	5,852	62,265
On2 Technologies, Inc.	*†	4,620	924
Openwave Systems, Inc.	*	4,311	2,802
Perficient, Inc.	*	2,090	9,990
RealNetworks, Inc.	*†	10,782	38,060
S1 Corp.	*	5,886	46,441
Saba Software, Inc.	*†	1,576	2,443
SAVVIS, Inc.	*†	3,224	22,213
SonicWALL, Inc.	*	4,632	18,435
SupportSoft, Inc.	*	4,962	11,065
Terremark Worldwide, Inc.	*†	3,200	12,448
United Online, Inc.		6,200	37,634
Valueclick, Inc.	*	6,880	47,059
Vignette Corp.	*†	2,329	21,916
VistaPrint Ltd. (Bermuda)	*†	4,124	76,748
Vocus, Inc.	*	2,731	49,732
Web.com Group, Inc.	*	1,785	6,533
WebMD Health Corp., Class A	*†	510	12,031
Websense, Inc.	*	3,500	52,395
Zix Corp.	*	12,056	14,347
			1,472,044
IT Services—3.9%
Accenture Ltd., Class A (Bermuda)		42,907	1,406,920
Acxiom Corp.		6,440	52,228
Alliance Data Systems Corp.	*†	5,128	238,606
Broadridge Financial Solutions, Inc.		10,580	132,673
CACI International, Inc., Class A	*†	2,174	98,026
Ciber, Inc.	*	5,015	24,122
CSG Systems International, Inc.	*	2,623	45,824
Cybersource Corp.	*	6,953	83,366
DST Systems, Inc.	*	3,068	116,523
Edgewater Technology, Inc.	*	1,533	3,970
Euronet Worldwide, Inc.	*†	4,629	53,743
Forrester Research, Inc.	*	1,573	44,374
Gartner, Inc., Class A	*	4,869	86,814
Gevity HR, Inc.		4,914	7,420
Global Payments, Inc.		6,315	207,069
Hackett Group, Inc. (The)	*	2,851	8,325
Heartland Payment Systems, Inc.	†	2,630	46,025
Hewitt Associates, Inc., Class A	*	6,771	192,161
iGATE Corp.	*	2,997	19,510
infoGROUP, Inc.		2,708	12,836
Integral Systems, Inc.	*	2,356	28,390
Lender Processing Services, Inc.		7,712	227,118
Lionbridge Technologies, Inc.	*†	7,889	9,861
Management Network Group, Inc.	*	1,600	640
Mantech International Corp., Class A	*	1,561	84,591
Mastech Holdings, Inc.	*	199	474
MAXIMUS, Inc.		1,558	54,701
Metavante Technologies, Inc.	*	7,182	115,702
MoneyGram International, Inc.	*	5,957	6,017
NeuStar, Inc., Class A	*	6,425	122,910
Online Resources Corp.	*	2,780	13,177
Perot Systems Corp., Class A	*	6,762	92,436
Pfsweb, Inc.	*	1,209	871
Safeguard Scientifics, Inc.	*†	10,874	7,503
SAIC, Inc.	*	14,835	288,986
Sapient Corp.	*	6,981	30,996

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
SRA International, Inc., Class A	*†	3,081	$53,147
StarTek, Inc.	*	1,875	8,344
Syntel, Inc.	†	1,277	29,524
TeleTech Holdings, Inc.	*	4,057	33,876
TNS, Inc.	*	3,922	36,828
Unisys Corp.	*	23,702	20,147
VeriFone Holdings, Inc.	*†	5,582	27,352
Visa, Inc., Class A		33,797	1,772,653
Wright Express Corp.	*†	3,218	40,547
			5,987,326
Leisure Equipment & Products—0.2%
Arctic Cat, Inc.	†	1,738	8,325
Brunswick Corp.		5,723	24,094
Callaway Golf Co.		5,616	52,173
Concord Camera Corp.	*	572	1,401
Fairchild Corp. (The), Class A	*	3,266	980
Jakks Pacific, Inc.	*	2,425	50,028
Leapfrog Enterprises, Inc.	*	3,363	11,770
Nautilus, Inc.	*	2,480	5,481
Polaris Industries, Inc.	†	2,511	71,940
Pool Corp.	†	3,726	66,956
RC2 Corp.	*	1,530	16,325
Smith & Wesson Holding Corp.	*	3,821	8,674
Steinway Musical Instruments, Inc.	*	1,536	26,895
Sturm Ruger & Co., Inc.	*	2,146	12,812
			357,854
Life Sciences Tools & Services—1.3%
Accelrys, Inc.	*†	3,326	14,501
Affymetrix, Inc.	*	4,310	12,887
Albany Molecular Research, Inc.	*	2,944	28,675
AMAG Pharmaceuticals, Inc.	*†	1,541	55,245
Bio-Rad Laboratories, Inc., Class A	*	1,584	119,291
Bruker Corp.	*†	4,130	16,685
Caliper Life Sciences, Inc.	*†	3,187	3,091
Cambrex Corp.	*	2,958	13,666
Charles River Laboratories International, Inc.	*	5,688	149,026
Clinical Data, Inc.	*†	1,998	17,782
Covance, Inc.	*	5,217	240,138
Dionex Corp.	*	1,309	58,709
Enzo Biochem, Inc.	*	6,306	30,836
eResearchTechnology, Inc.	*†	4,314	28,602
Exelixis, Inc.	*†	10,192	51,164
Illumina, Inc.	*†	9,954	259,302
Kendle International, Inc.	*	1,230	31,636
Luminex Corp.	*†	3,213	68,630
Medivation, Inc.	*†	2,987	43,521
Nanogen, Inc.	*	2,280	319
Nektar Therapeutics	*	8,780	48,817
Ore Pharmaceuticals, Inc.	*	190	91
Parexel International Corp.	*†	5,995	58,211
Pharmaceutical Product Development, Inc.		8,155	236,577
PharmaNet Development Group, Inc.	*†	1,036	943
Sequenom, Inc.	*†	4,473	88,744
Techne Corp.		3,045	196,463
Varian, Inc.	*	2,626	87,997
			1,961,549
Machinery—3.0%
3D Systems Corp.	*†	1,159	$9,202
Actuant Corp., Class A	†	5,018	95,442
AGCO Corp.	*	7,436	175,415
Albany International Corp., Class A		2,060	26,450
Ampco-Pittsburgh Corp.	†	986	21,396
Astec Industries, Inc.	*†	1,322	41,418
Badger Meter, Inc.	†	1,258	36,507
Barnes Group, Inc.	†	3,373	48,909
Blount International, Inc.	*	4,339	41,134
Briggs & Stratton Corp.		4,194	73,772
Bucyrus International, Inc.		6,249	115,731
Cascade Corp.		779	23,261
Chart Industries, Inc.	*	2,135	22,695
CIRCOR International, Inc.	†	1,935	53,213
Clarcor, Inc.	†	4,021	133,417
Colfax Corp.	*†	2,950	30,651
Columbus McKinnon Corp.	*	1,765	24,092
Commercial Vehicle Group, Inc.	*†	3,457	3,215
Crane Co.		3,802	65,546
Donaldson Co., Inc.		5,281	177,706
Dynamic Materials Corp.		875	16,896
EnPro Industries, Inc.	*†	1,474	31,750
ESCO Technologies, Inc.	*	2,308	94,513
Federal Signal Corp.	†	3,130	25,697
Flow International Corp.	*	9,896	23,948
Force Protection, Inc.	*	10,037	60,021
FreightCar America, Inc.		930	16,991
Gardner Denver, Inc.	*	4,577	106,827
Gorman-Rupp Co. (The)	†	1,890	58,817
Graco, Inc.	†	5,403	128,213
Graham Corp.		882	9,543
Greenbrier Cos., Inc.		1,195	8,210
Harsco Corp.		6,659	184,321
Hurco Cos., Inc.	*†	750	9,000
IDEX Corp.	†	5,967	144,103
John Bean Technologies Corp.		3,917	32,002
Joy Global, Inc.		8,237	188,545
Kadant, Inc.	*	1,553	20,934
Kaydon Corp.	†	2,761	94,840
Kennametal, Inc.		5,158	114,456
L.B. Foster Co., Class A	*	951	29,747
Lincoln Electric Holdings, Inc.		3,097	157,730
Lindsay Corp.	†	969	30,805
Lydall, Inc.	*	2,150	12,363
Middleby Corp.	*†	1,360	37,087
Mueller Industries, Inc.	†	2,932	73,535
Mueller Water Products, Inc., Class A	†	5,532	46,469
Mueller Water Products, Inc., Class B		4,149	35,018
NACCO Industries, Inc., Class A		310	11,597
Navistar International Corp.	*	5,466	116,863
NN, Inc.	†	2,240	5,130
Nordson Corp.	†	2,883	93,092
Oshkosh Corp.		6,656	59,172
Paragon Technologies, Inc.	*	900	2,538
Pentair, Inc.		8,149	192,887
RBC Bearings, Inc.	*	1,852	37,559
Robbins & Myers, Inc.		2,530	40,910
Sauer-Danfoss, Inc.	†	832	7,280
SPX Corp.		4,388	177,933
Tecumseh Products Co., Class A	*†	1,703	16,315
Tennant Co.		1,394	21,468

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Terex Corp.	*	7,043	$121,985
Timken Co.		5,729	112,460
Titan International, Inc.	†	2,210	18,233
Toro Co.	†	3,178	104,874
Trinity Industries, Inc.	†	6,337	99,871
TurboChef Technologies, Inc.	*	4,027	19,773
Valmont Industries, Inc.	†	1,412	86,640
Wabash National Corp.		2,596	11,682
Wabtec Corp.		4,035	160,391
Watts Water Technologies, Inc., Class A		2,709	67,644
			4,597,850
Marine—0.2%
Alexander & Baldwin, Inc.		2,992	74,979
American Commercial Lines, Inc.	*†	2,906	14,239
Eagle Bulk Shipping, Inc.	†	4,597	31,352
Excel Maritime Carriers Ltd. (Greece)	†	2,506	17,642
Genco Shipping & Trading Ltd.	†	2,968	43,926
International Shipholding Corp.		724	18,339
Kirby Corp.	*†	4,172	114,146
OceanFreight, Inc. (Greece)		1,037	3,080
TBS International Ltd., Class A (Bermuda)	*†	2,419	24,263
			341,966
Media—2.2%
4Kids Entertainment, Inc.	*†	2,466	4,833
A.H. Belo Corp., Class A		3,861	8,417
Alloy, Inc.	*	462	1,954
Arbitron, Inc.		2,121	28,167
Ascent Media Corp., Class A	*	959	20,945
Belo Corp., Class A		6,361	9,923
Cablevision Systems Corp., Class A		17,628	296,856
Carmike Cinemas, Inc.		1,009	3,683
Charter Communications, Inc., Class A	*	28,067	2,296
Citadel Broadcasting Corp.	*	11,863	1,898
CKX, Inc.	*	6,718	24,655
Clear Channel Outdoor Holdings, Inc., Class A	*	2,470	15,191
Cox Radio, Inc., Class A	*	3,253	19,551
Crown Media Holdings, Inc., Class A	*†	4,399	12,537
Cumulus Media, Inc., Class A	*	3,854	9,596
Discovery Communications, Inc., Class A	*	12,402	175,612
Discovery Communications, Inc., Series C	*	9,599	128,531
DISH Network Corp., Class A	*	17,035	188,918
DreamWorks Animation SKG, Inc., Class A	*	5,002	126,351
E.W. Scripps Co., (The), Class A		7,011	15,494
EDCI Holdings, Inc.	*	533	1,929
Emmis Communications Corp., Class A	*	4,461	1,561
Entercom Communications Corp., Class A	†	1,873	2,304
Entravision Communications Corp., Class A	*	4,930	7,691
Gray Television, Inc.	†	3,878	1,551
Harris Interactive, Inc.	*	6,590	4,283
Harte-Hanks, Inc.	†	3,759	$23,456
Hearst-Argyle Television, Inc.		1,654	10,023
Image Entertainment, Inc.	*	300	561
Interactive Data Corp.		3,121	76,964
John Wiley & Sons, Inc., Class A		4,103	145,985
Journal Communications, Inc., Class A		3,220	7,889
Lamar Advertising Co., Class A	*†	5,849	73,463
Lee Enterprises, Inc.	†	6,600	2,706
Liberty Global, Inc., Class A	*	22,898	364,536
Liberty Global, Inc., Series C	*†	300	4,554
Liberty Media Corp.—Capital, Series A	*	8,284	39,018
Liberty Media Corp.— Entertainment, Series A	*	39,939	698,134
LIN TV Corp., Class A	*	2,390	2,605
Live Nation, Inc.	*†	5,574	31,995
Martha Stewart Living Omnimedia, Class A	*	1,860	4,836
Marvel Entertainment, Inc.	*	4,140	127,305
McClatchy Co., Class A	†	3,506	2,805
Media General, Inc., Class A	†	1,595	2,791
Mediacom Communications Corp., Class A	*	3,433	14,762
Morningstar, Inc.	*†	1,781	63,226
National CineMedia, Inc.		3,917	39,718
National Lampoon, Inc.	*‡	3,300	1,807
Navarre Corp.	*	6,720	2,688
New Frontier Media, Inc.		2,079	3,534
Playboy Enterprises, Inc., Class B	*†	1,251	2,702
Primedia, Inc.		1,508	3,272
R.H. Donnelley Corp.	*†	4,669	1,728
Radio One, Inc., Class A	*†	4,327	1,947
Radio Unica Corp.	*‡αd	1,900	—
RCN Corp.	*	3,770	22,243
Regal Entertainment Group, Class A		6,396	65,303
Regent Communications, Inc.	*	3,610	320
Salem Communications Corp., Class A	*	850	638
Scholastic Corp.		2,095	28,450
Sinclair Broadcast Group, Inc., Class A		4,220	13,082
Sirius XM Radio, Inc.	*	179,684	21,562
Time Warner Cable, Inc., Class A	*	12,044	258,344
Valassis Communications, Inc.	*	4,011	5,295
Value Line, Inc.	†	573	19,780
Virgin Media, Inc.	†	22,996	114,750
Warner Music Group Corp.	†	4,960	14,979
World Wrestling Entertainment, Inc., Class A		2,315	25,650
			3,460,133
Metals & Mining—1.1%
AMCOL International Corp.	†	2,631	55,120
Brush Engineered Materials, Inc.	*	1,805	22,960
Carpenter Technology Corp.		4,339	89,123
Century Aluminum Co.	*	2,622	26,220
Cliffs Natural Resources, Inc.		8,740	223,831
Coeur d’Alene Mines Corp.	*†	37,188	32,725
Commercial Metals Co.	†	8,014	95,126
Compass Minerals International, Inc.		2,408	141,253
Haynes International, Inc.	*	1,057	26,023
Hecla Mining Co.	*†	17,674	49,487

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Horsehead Holding Corp.	*	2,963	$13,926
Kaiser Aluminum Corp.	†	1,080	24,322
Olympic Steel, Inc.		1,703	34,690
Reliance Steel & Aluminum Co.		4,754	94,795
Rock of Ages Corp.	*	1,387	2,774
Royal Gold, Inc.		3,402	167,412
RTI International Metals, Inc.	*†	2,591	37,077
Schnitzer Steel Industries, Inc., Class A		1,484	55,873
Southern Copper Corp.	†	17,746	285,001
Steel Dynamics, Inc.		13,631	152,395
Stillwater Mining Co.	*†	4,292	21,203
Universal Stainless & Alloy Products, Inc.	*†	2,058	29,820
Worthington Industries, Inc.		5,837	64,324
			1,745,480
Multiline Retail—0.3%
99 Cents Only Stores	*†	5,211	56,956
Dillard’s, Inc., Class A	†	4,360	17,309
Dollar Tree, Inc.	*	6,934	289,841
Fred’s, Inc., Class A		3,463	37,262
Retail Ventures, Inc.	*	5,577	19,352
Saks, Inc.	*†	8,548	37,441
Tuesday Morning Corp.	*†	1,816	2,960
			461,121
Multi-Utilities—1.2%
Alliant Energy Corp.		8,184	238,809
Avista Corp.	†	4,311	83,547
Black Hills Corp.	†	3,311	89,265
CH Energy Group, Inc.	†	1,614	82,943
MDU Resources Group, Inc.		13,564	292,711
NorthWestern Corp.		2,859	67,101
NSTAR		8,233	300,422
OGE Energy Corp.		6,739	173,731
PNM Resources, Inc.	†	6,748	68,020
Puget Energy, Inc.		7,924	216,088
Vectren Corp.		6,762	169,118
			1,781,755
Office Electronics—0.1%
Zebra Technologies Corp., Class A	*	5,586	113,172
Oil, Gas & Consumable Fuels—6.0%
Abraxas Petroleum Corp.	*†	7,445	5,360
Adams Resources & Energy, Inc.		1,462	24,854
Alliance Resource Partners LP		1,673	44,970
Alpha Natural Resources, Inc.	*	5,859	94,857
American Oil & Gas, Inc.	*	4,104	3,283
APCO Argentina, Inc.	†	2,488	66,255
Approach Resources, Inc.	*	1,627	11,893
Arch Coal, Inc.		11,584	188,703
Arena Resources, Inc.	*	3,585	100,703
Atlas America, Inc.		4,007	59,504
Atlas Energy Resources LLC		3,232	41,273
Atlas Pipeline Partners LP		4,264	25,584
ATP Oil & Gas Corp.	*†	1,989	11,636
Aventine Renewable Energy Holdings, Inc.	*	4,066	2,643
Berry Petroleum Co., Class A	†	2,852	21,561
Bill Barrett Corp.	*	3,057	64,594
Blue Dolphin Energy Co.	*	3,650	$1,277
Boardwalk Pipeline Partners LP		4,026	71,582
BP Prudhoe Bay Royalty Trust		1,528	112,064
BPZ Resources, Inc.	*†	4,084	26,138
BreitBurn Energy Partners LP		4,554	31,901
Brigham Exploration Co.	*	3,121	9,987
Buckeye Partners LP		3,783	122,002
Callon Petroleum Co.	*†	3,060	7,956
Cano Petroleum, Inc.	*	5,875	2,585
Carrizo Oil & Gas, Inc.	*†	2,030	32,683
Cheniere Energy, Inc.	*†	8,135	23,185
Cimarex Energy Co.		6,159	164,938
Clayton Williams Energy, Inc.	*	1,241	56,391
CNX Gas Corp.	*†	2,120	57,876
Comstock Resources, Inc.	*	3,724	175,959
Concho Resources, Inc.	*	4,917	112,206
Contango Oil & Gas Co.	*†	1,270	71,501
Continental Resources, Inc.	*†	2,672	55,337
Copano Energy LLC		5,141	59,995
CREDO Petroleum Corp.	*	700	5,894
Cross Timbers Royalty Trust		833	23,199
Crosstex Energy, Inc.		3,995	15,580
CVR Energy, Inc.	*†	4,542	18,168
DCP Midstream Partners LP		2,256	21,206
Delta Petroleum Corp.	*†	4,988	23,743
Denbury Resources, Inc.	*	18,003	196,593
DHT Maritime, Inc. (Jersey, Channel Islands)	†	5,478	30,348
Dorchester Minerals LP		1,880	29,836
Edge Petroleum Corp.	*	5,201	827
Enbridge Energy Partners LP		5,078	129,489
Encore Acquisition Co.	*	3,842	98,048
Energy Partners Ltd.	*†	11,653	15,732
Energy Transfer Equity LP		14,855	240,800
Energy Transfer Partners LP		6,732	228,955
Enterprise GP Holdings LP		3,489	60,813
Enterprise Products Partners LP		21,739	450,649
Evergreen Energy, Inc.	*	4,470	1,296
EXCO Resources, Inc.	*	14,184	128,507
Forest Oil Corp.	*	7,266	119,816
Foundation Coal Holdings, Inc.		3,128	43,855
Frontier Oil Corp.	†	8,482	107,128
FX Energy, Inc.	*	5,763	16,079
General Maritime Corp.	†	4,324	46,695
Genesis Energy LP		4,279	37,356
Global Partners LP		839	9,145
GMX Resources, Inc.	*†	1,918	48,564
Goodrich Petroleum Corp.	*†	2,421	72,509
Harvest Natural Resources, Inc.	*†	3,340	14,362
Holly Corp.		2,856	52,065
Holly Energy Partners LP		1,365	29,143
Hugoton Royalty Trust		3,289	52,788
Inergy LP		4,571	77,890
International Coal Group, Inc.	*†	7,310	16,813
James River Coal Co.	*	1,950	29,894
Kinder Morgan Energy Partners LP		12,853	588,025
Kinder Morgan Management LLC	*	5,648	225,807
Kodiak Oil & Gas Corp.	*†	6,000	1,860
K-Sea Transportation Partners LP		1,300	16,770
Linn Energy LLC		9,694	145,119
Magellan Midstream Partners LP		5,193	156,881
Mariner Energy, Inc.	*	7,397	75,449
MarkWest Energy Partners LP		4,288	34,218

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Martin Midstream Partners LP		1,200	$17,640
McMoRan Exploration Co.	*	6,615	64,827
Meridian Resource Corp.	*	11,330	6,458
National Coal Corp.	*†	2,117	2,689
Natural Resource Partners LP		2,531	44,166
Newfield Exploration Co.	*	10,064	198,764
NGAS Resources, Inc.	*	6,300	10,332
NuStar Energy LP		3,375	138,578
NuStar GP Holdings LLC		3,028	53,535
ONEOK Partners LP		4,208	191,674
Overseas Shipholding Group, Inc.		1,739	73,229
Pacific Ethanol, Inc.	*†	9,943	4,375
Parallel Petroleum Corp.	*†	5,650	11,357
Patriot Coal Corp.	*†	5,092	31,825
Penn Virginia Corp.		3,134	81,421
Penn Virginia Resource Partners LP		3,525	40,079
PetroHawk Energy Corp.	*	19,941	311,678
Petroleum Development Corp.	*	1,839	44,265
Petroquest Energy, Inc.	*	3,600	24,336
Plains All American Pipeline LP		8,751	303,572
Plains Exploration & Production Co.	*	8,888	206,557
Quest Resource Corp.	*	5,130	2,257
Quicksilver Resources, Inc.	*	9,456	52,670
Regency Energy Partners LP		3,720	29,946
Rentech, Inc.	*	14,020	9,534
Rosetta Resources, Inc.	*	3,732	26,423
SandRidge Energy, Inc.	*	8,036	49,421
SemGroup Energy Partners LP		2,065	5,204
Ship Finance International Ltd. (Bermuda)	†	2,540	28,067
Southern Union Co.		7,658	99,860
St. Mary Land & Exploration Co.		5,292	107,481
Stone Energy Corp.	*	2,137	23,550
Sunoco Logistics Partners LP		1,410	63,647
Swift Energy Co.	*†	2,182	36,679
Syntroleum Corp.	*	9,066	4,896
TC Pipelines LP		1,766	41,059
Teekay Corp. (Bahamas)		2,957	58,105
Teekay Offshore Partners LP (Bahamas)		2,943	32,079
Tengasco, Inc.	*†	9,394	5,824
TEPPCO Partners LP		6,348	124,230
Toreador Resources Corp.	*†	2,250	12,353
Transmontaigne Partners LP		1,724	22,929
Tri-Valley Corp.	*†	2,100	3,780
TXCO Resources, Inc.	*†	3,031	4,516
Ultra Petroleum Corp.	*†	11,609	400,627
Uranium Resources, Inc.	*†	5,500	4,235
USEC, Inc.	*†	8,684	38,991
Vaalco Energy, Inc.	*†	8,030	59,743
Verenium Corp.	*†	1,790	1,575
W&T Offshore, Inc.		2,081	29,800
Walter Industries, Inc.		3,936	68,919
Warren Resources, Inc.	*	5,202	10,352
Western Refining, Inc.		2,380	18,469
Westmoreland Coal Co.	*†	1,390	15,429
Whiting Petroleum Corp.	*	3,262	109,147
Williams Partners LP		3,457	41,277
World Fuel Services Corp.	†	2,716	100,492
			9,306,073
Paper & Forest Products—0.2%
AbitibiBowater, Inc. (Canada)	*	3,872	$1,820
Buckeye Technologies, Inc.	*	4,965	18,073
Clearwater Paper Corp.	*†	820	6,882
Deltic Timber Corp.		1,046	47,854
Domtar Corp. (Canada)	*	32,553	54,364
Glatfelter	†	3,315	30,830
Louisiana-Pacific Corp.		6,527	10,182
Neenah Paper, Inc.		2,110	18,652
Schweitzer-Mauduit International, Inc.	†	2,065	41,341
Wausau Paper Corp.	†	3,503	40,074
			270,072
Personal Products—0.4%
Alberto-Culver Co.		6,651	163,016
Bare Escentuals, Inc.	*	4,574	23,922
Chattem, Inc.	*†	1,414	101,143
Elizabeth Arden, Inc.	*	2,728	34,400
Herbalife Ltd. (Cayman Islands)		5,133	111,283
Mannatech, Inc.	†	2,631	6,446
Medifast, Inc.	*	2,284	12,631
NBTY, Inc.	*	4,147	64,901
Nu Skin Enterprises, Inc., Class A		4,322	45,079
Prestige Brands Holdings, Inc.	*	2,900	30,595
Reliv International, Inc.		1,110	4,995
USANA Health Sciences, Inc.	*	743	25,440
			623,851
Pharmaceuticals—1.1%
Adolor Corp.	*	8,628	14,322
Alexza Pharmaceuticals, Inc.	*	2,897	9,183
Auxilium Pharmaceuticals, Inc.	*†	3,604	102,498
AVANIR Pharmaceuticals, Class A	*	9,525	3,907
BioMimetic Therapeutics, Inc.	*	2,327	21,455
Cadence Pharmaceuticals, Inc.	*†	3,700	26,751
Columbia Laboratories, Inc.	*†	5,940	7,544
CPEX Pharmaceuticals, Inc.	*	201	1,960
Cypress Bioscience, Inc.	*†	4,031	27,572
Depomed, Inc.	*	7,330	12,094
Discovery Laboratories, Inc.	*	10,296	11,532
Durect Corp.	*	7,330	24,849
Emisphere Technologies, Inc.	*	3,412	2,695
Endo Pharmaceuticals Holdings, Inc.	*	9,660	250,001
Heska Corp.	*	4,463	1,116
Hi-Tech Pharmacal Co., Inc.	*†	2,404	13,318
Hollis-Eden Pharmaceuticals, Inc.	*	3,834	2,607
Immtech Pharmaceuticals, Inc.	*	3,841	576
Inspire Pharmaceuticals, Inc.	*†	4,570	16,452
KV Pharmaceutical Co., Class A	*	3,009	8,666
Matrixx Initiatives, Inc.	*†	1,810	29,847
MDRNA, Inc.	*	3,350	1,139
Medicines Co. (The)	*	3,994	58,832
Medicis Pharmaceutical Corp., Class A	†	4,522	62,856
NitroMed, Inc.	*	2,250	810
Noven Pharmaceuticals, Inc.	*†	3,115	34,265
Obagi Medical Products, Inc.	*	2,119	15,808
Optimer Pharmaceuticals, Inc.	*†	4,269	51,698
Pain Therapeutics, Inc.	*	3,499	20,714

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Par Pharmaceutical Cos., Inc.	*	3,271	$43,864
Penwest Pharmaceuticals Co.	*	5,730	8,996
Perrigo Co.		6,576	212,471
Pharmos Corp.	*	1,375	107
Pozen, Inc.	*	1,922	9,687
Salix Pharmaceuticals Ltd.	*†	4,445	39,249
Santarus, Inc.	*	7,750	12,167
Sepracor, Inc.	*	8,611	94,549
SuperGen, Inc.	*	3,719	7,103
Valeant Pharmaceuticals International	*†	5,975	136,827
Viropharma, Inc.	*	6,036	78,589
Vivus, Inc.	*	7,557	40,203
Warner Chilcott Ltd., Class A (Bermuda)	*	6,634	96,193
XenoPort, Inc.	*	1,873	46,975
			1,662,047
Professional Services—1.0%
Acacia Research—Acacia Technologies	*	5,547	16,863
Administaff, Inc.	†	1,663	36,054
Advisory Board Co. (The)	*†	1,300	28,990
Barrett Business Services, Inc.		1,740	18,966
CDI Corp.	†	2,129	27,549
Corporate Executive Board Co. (The)		3,201	70,614
CoStar Group, Inc.	*†	1,557	51,288
CRA International, Inc.	*†	1,427	38,429
Diamond Management & Technology Consultants, Inc.		3,731	15,708
Exponent, Inc.	*†	1,790	53,843
First Advantage Corp., Class A	*	2,419	34,229
FTI Consulting, Inc.	*	3,891	173,850
Heidrick & Struggles International, Inc.		2,178	46,914
Hudson Highland Group, Inc.	*	1,880	6,298
Huron Consulting Group, Inc.	*†	1,604	91,861
Kelly Services, Inc., Class A		2,431	31,627
Kforce, Inc.	*	3,398	26,097
Korn/Ferry International	*†	4,056	46,320
LECG Corp.	*	2,344	15,728
Manpower, Inc.		6,234	211,894
MPS Group, Inc.	*†	9,504	71,565
Navigant Consulting, Inc.	*	4,173	66,226
Odyssey Marine Exploration, Inc.	*†	8,263	26,607
On Assignment, Inc.	*†	3,093	17,537
RCM Technologies, Inc.	*	1,593	1,720
Resources Connection, Inc.	*	3,825	62,653
School Specialty, Inc.	*†	1,184	22,638
Spherion Corp.	*	6,986	15,439
TrueBlue, Inc.	*†	4,946	47,333
Volt Information Sciences, Inc.	*†	1,251	9,045
Watson Wyatt Worldwide, Inc., Class A		3,366	160,962
Westaff, Inc.	*	942	603
			1,545,450
Real Estate Investment Trusts (REIT)—5.5%
Acadia Realty Trust REIT		2,949	42,082
Agree Realty Corp. REIT		1,045	18,946
Alesco Financial, Inc. REIT		5,693	2,505
Alexander’s, Inc. REIT		247	62,960
Alexandria Real Estate Equities, Inc. REIT	†	2,460	148,436
AMB Property Corp. REIT	†	7,256	$169,936
American Campus Communities, Inc. REIT		3,966	81,224
American Land Lease, Inc. REIT		1,679	23,204
Annaly Capital Management, Inc. REIT		41,733	662,303
Anthracite Capital, Inc. REIT	†	7,771	17,329
Anworth Mortgage Asset Corp. REIT		6,810	43,788
Arbor Realty Trust, Inc. REIT	†	5,065	14,942
Ashford Hospitality Trust, Inc. REIT		7,797	8,967
Associated Estates Realty Corp. REIT		2,550	23,281
BioMed Realty Trust, Inc. REIT		5,940	69,617
Brandywine Realty Trust REIT		6,205	47,841
BRE Properties, Inc. REIT	†	3,941	110,269
BRT Realty Trust REIT	†	916	3,389
Camden Property Trust REIT	†	3,937	123,386
Capital Trust, Inc., Class A REIT		4,198	15,113
CapitalSource, Inc. REIT	†	16,765	77,454
CapLease, Inc. REIT		4,940	8,546
Capstead Mortgage Corp. REIT		5,087	54,787
CBL & Associates Properties, Inc. REIT	†	4,638	30,147
CBRE Realty Finance, Inc. REIT		3,335	600
Cedar Shopping Centers, Inc. REIT	†	4,496	31,832
Chimera Investment Corp. REIT	†	16,873	58,212
Cogdell Spencer, Inc. REIT	†	1,880	17,597
Colonial Properties Trust REIT		2,752	22,924
Corporate Office Properties Trust REIT	†	3,831	117,612
Cousins Properties, Inc. REIT		3,311	45,857
DCT Industrial Trust, Inc. REIT		14,783	74,802
DiamondRock Hospitality Co. REIT		8,514	43,166
Digital Realty Trust, Inc. REIT	†	5,388	176,996
Douglas Emmett, Inc. REIT		9,168	119,734
Duke Realty Corp. REIT	†	11,222	122,993
DuPont Fabros Technology, Inc. REIT		2,483	5,140
Eastern Light Capital, Inc. REIT	*	799	3,516
EastGroup Properties, Inc. REIT		1,761	62,656
Education Realty Trust, Inc. REIT		3,680	19,210
Entertainment Properties Trust REIT	†	2,446	72,891
Equity Lifestyle Properties, Inc. REIT	†	1,711	65,634
Equity One, Inc. REIT	†	2,445	43,276
Essex Property Trust, Inc. REIT	†	1,970	151,197
Extra Space Storage, Inc. REIT	†	7,268	75,006
Federal Realty Investment Trust REIT	†	4,551	282,526
FelCor Lodging Trust, Inc. REIT	†	3,938	7,246
First Industrial Realty Trust, Inc. REIT		2,823	21,314
First Potomac Realty Trust REIT		2,349	21,846

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Franklin Street Properties Corp. REIT		5,200	$76,700
Friedman Billings Ramsey Group, Inc., Class A REIT	*	14,580	2,479
Getty Realty Corp. REIT		1,418	29,863
Glimcher Realty Trust REIT		4,014	11,279
Gramercy Capital Corp. REIT		3,048	3,901
Hatteras Financial Corp. REIT		2,424	64,478
Health Care REIT, Inc. REIT	†	7,852	331,354
Healthcare Realty Trust, Inc. REIT	†	4,571	107,327
Hersha Hospitality Trust REIT		5,335	16,005
Highwoods Properties, Inc. REIT		4,673	127,853
HMG Courtland Properties REIT	*α	1,250	4,125
Home Properties, Inc. REIT		2,509	101,865
Hospitality Properties Trust REIT	†	6,378	94,841
HRPT Properties Trust REIT		15,802	53,253
Inland Real Estate Corp. REIT	†	5,524	71,702
iStar Financial, Inc. REIT	†	8,506	18,968
JER Investors Trust, Inc. REIT	†	6,040	5,617
Kilroy Realty Corp. REIT		2,262	75,687
Kite Realty Group Trust REIT	†	8,526	47,405
LaSalle Hotel Properties REIT	†	2,501	27,636
Lexington Realty Trust REIT		6,415	32,075
Liberty Property Trust REIT		7,156	163,371
LTC Properties, Inc. REIT		2,290	46,441
Macerich Co. (The) REIT	†	5,915	107,416
Mack-Cali Realty Corp. REIT		5,194	127,253
Maguire Properties, Inc. REIT	*†	2,300	3,358
Medical Properties Trust, Inc. REIT	†	7,920	49,975
MFA Financial, Inc. REIT		17,644	103,923
Mid-America Apartment Communities, Inc. REIT	†	2,452	91,116
Mission West Properties, Inc. REIT		3,585	27,425
Monmouth Real Estate Investment Corp., Class A REIT	†	4,925	34,475
National Health Investors, Inc. REIT		2,442	66,984
National Retail Properties, Inc. REIT		5,523	94,940
Nationwide Health Properties, Inc. REIT		7,491	215,142
Newcastle Investment Corp. REIT	†	4,400	3,696
NorthStar Realty Finance Corp. REIT	†	8,276	32,359
Omega Healthcare Investors, Inc. REIT	†	6,066	96,874
Pacific Office Properties Trust, Inc. REIT		1,050	4,662
Parkway Properties, Inc. REIT	†	2,044	36,792
Pennsylvania Real Estate Investment Trust REIT	†	2,750	20,487
PMC Commercial Trust REIT		2,035	15,161
Post Properties, Inc. REIT		3,035	50,077
Potlatch Corp. REIT	†	2,871	74,675
PS Business Parks, Inc. REIT		1,482	66,186
RAIT Financial Trust REIT		5,932	15,423
Ramco-Gershenson Properties Trust REIT		1,412	8,726
Rayonier, Inc. REIT		6,175	193,586
Realty Income Corp. REIT	†	7,615	$176,287
Redwood Trust, Inc. REIT	†	2,425	36,157
Regency Centers Corp. REIT		5,367	250,639
Resource Capital Corp. REIT		3,788	14,508
Saul Centers, Inc. REIT		1,310	51,745
Senior Housing Properties Trust REIT	†	8,452	151,460
SL Green Realty Corp. REIT	†	4,435	114,866
Sovran Self Storage, Inc. REIT	†	1,711	61,596
Strategic Hotels & Resorts, Inc. REIT	†	4,710	7,913
Sun Communities, Inc. REIT		2,657	37,198
Sunstone Hotel Investors, Inc. REIT	†	3,566	22,074
Tanger Factory Outlet Centers, Inc. REIT	†	2,180	82,012
Taubman Centers, Inc. REIT		4,467	113,730
UDR, Inc. REIT	†	10,139	139,817
Universal Health Realty Income Trust REIT		1,197	39,393
Urstadt Biddle Properties, Inc. REIT		2,334	37,181
U-Store-It Trust REIT		5,988	26,647
Ventas, Inc. REIT	†	11,014	369,740
Washington Real Estate Investment Trust REIT		3,537	100,097
Weingarten Realty Investors REIT	†	6,227	128,837
Winthrop Realty Trust REIT		1,453	15,751
			8,556,819
Real Estate Management & Development—0.3%
Brookfield Properties Corp. (Canada)		15,531	120,055
Consolidated-Tomoka Land Co.		530	20,241
Forest City Enterprises, Inc., Class A	†	4,558	30,538
Forestar Group, Inc.	*	5,605	53,359
FX Real Estate and Entertainment, Inc.	*†	824	124
Grubb & Ellis Co.		2,553	3,166
Jones Lang LaSalle, Inc.	†	2,490	68,973
St. Joe Co. (The)	*†	7,040	171,213
Tejon Ranch Co.	*†	1,418	35,081
Thomas Properties Group, Inc.		2,396	6,206
			508,956
Road & Rail—0.8%
Amerco, Inc.	*	547	18,888
Arkansas Best Corp.		2,119	63,803
Avis Budget Group, Inc.	*	6,267	4,387
Celadon Group, Inc.	*†	1,972	16,821
Con-way, Inc.		3,246	86,344
Dollar Thrifty Automotive Group, Inc.	*†	1,428	1,557
Genesee & Wyoming, Inc., Class A	*†	2,371	72,315
Heartland Express, Inc.		5,189	81,779
Hertz Global Holdings, Inc.	*	8,962	45,437
J.B. Hunt Transport Services, Inc.	†	8,709	228,785
Kansas City Southern	*	6,822	129,959
Knight Transportation, Inc.		4,980	80,278
Landstar System, Inc.		4,275	164,288
Old Dominion Freight Line, Inc.	*	2,496	71,036
PAM Transportation Services, Inc.	*	1,139	7,973

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Quality Distribution, Inc.	*†	914	$2,742
Saia, Inc.	*	2,862	31,081
Werner Enterprises, Inc.		3,850	66,759
YRC Worldwide, Inc.	*†	4,618	13,254
			1,187,486
Semiconductors & Semiconductor Equipment—2.2%
Actel Corp.	*	4,134	48,450
Advanced Analogic Technologies, Inc.	*	10,214	30,846
Advanced Energy Industries, Inc.	*	4,472	44,496
Aetrium, Inc.	*	614	1,197
Amkor Technology, Inc.	*	7,212	15,722
Anadigics, Inc.	*	4,986	7,379
Applied Micro Circuits Corp.	*	7,749	30,454
Asyst Technologies, Inc.	*	3,243	811
Atheros Communications, Inc.	*†	5,400	77,274
Atmel Corp.	*	35,029	109,641
ATMI, Inc.	*†	3,386	52,246
Axcelis Technologies, Inc.	*	6,926	3,532
AXT, Inc.	*	4,552	6,145
Brooks Automation, Inc.	*	4,415	25,651
Cabot Microelectronics Corp.	*	2,070	53,965
California Micro Devices Corp.	*	2,476	4,605
Cavium Networks, Inc.	*†	2,841	29,859
Ceva, Inc.	*	3,092	21,644
Cirrus Logic, Inc.	*	5,397	14,464
Cohu, Inc.	†	1,889	22,951
Conexant Systems, Inc.	*	8,169	5,596
Cree, Inc.	*	6,721	106,662
Cymer, Inc.	*†	2,731	59,836
Cypress Semiconductor Corp.	*†	10,012	44,754
Diodes, Inc.	*†	3,326	20,156
DSP Group, Inc.	*	4,251	34,093
Electroglas, Inc.	*	3,991	571
Emcore Corp.	*	6,178	8,031
Entegris, Inc.	*	7,678	16,815
Exar Corp.	*†	3,475	23,178
Fairchild Semiconductor International, Inc.	*	12,131	59,321
FEI Co.	*†	2,918	55,033
Formfactor, Inc.	*†	3,763	54,940
FSI International, Inc.	*†	4,280	1,327
Hifn, Inc.	*	1,882	4,442
Integrated Device Technology, Inc.	*	15,458	86,719
Integrated Silicon Solution, Inc.	*	2,930	4,776
International Rectifier Corp.	*†	4,883	65,921
Intersil Corp., Class A		8,868	81,497
IXYS Corp.		3,270	27,010
Kopin Corp.	*	5,031	10,263
Kulicke & Soffa Industries, Inc.	*†	4,089	6,951
Lam Research Corp.	*	10,051	213,885
Lattice Semiconductor Corp.	*	7,425	11,212
LTX-Credence Corp.	*	14,256	3,849
Marvell Technology Group Ltd. (Bermuda)	*	36,567	243,902
Mattson Technology, Inc.	*	4,081	5,754
Maxim Integrated Products, Inc.		24,742	282,554
Micrel, Inc.	†	3,731	27,274
Microsemi Corp.	*	5,765	72,870
Mindspeed Technologies, Inc.	*†	802	658
MIPS Technologies, Inc.	*	5,359	5,949
MKS Instruments, Inc.	*†	3,260	$48,215
MoSys, Inc.	*†	3,592	7,543
NVE Corp.	*	771	20,146
Omnivision Technologies, Inc.	*	4,446	23,342
ON Semiconductor Corp.	*	34,753	118,160
PDF Solutions, Inc.	*†	3,093	4,454
Pericom Semiconductor Corp.	*†	2,254	12,352
Photronics, Inc.	*†	1,989	3,879
PLX Technology, Inc.	*	2,950	5,074
PMC—Sierra, Inc.	*	18,982	92,253
Power Integrations, Inc.	†	2,822	56,101
QuickLogic Corp.	*	4,080	2,570
Rambus, Inc.	*	8,615	137,151
Ramtron International Corp.	*	1,920	3,533
RF Micro Devices, Inc.	*	18,530	14,453
Rudolph Technologies, Inc.	*	2,516	8,881
Semitool, Inc.	*	2,320	7,076
Semtech Corp.	*	4,634	52,225
Sigma Designs, Inc.	*†	3,793	36,034
Silicon Image, Inc.	*	6,882	28,904
Silicon Laboratories, Inc.	*	3,387	83,930
Silicon Storage Technology, Inc.	*	7,634	17,482
SiRF Technology Holdings, Inc.	*	3,832	4,905
Skyworks Solutions, Inc.	*	11,729	64,979
Spansion, Inc., Class A	*†	5,768	1,092
Standard Microsystems Corp.	*	2,548	41,634
Tegal Corp.	*	312	343
Tessera Technologies, Inc.	*†	4,076	48,423
Transwitch Corp.	*	3,433	961
Trident Microsystems, Inc.	*	5,092	9,624
TriQuint Semiconductor, Inc.	*	13,250	45,580
Ultra Clean Holdings, Inc.	*	1,756	3,530
Ultratech, Inc.	*	2,462	29,446
Varian Semiconductor Equipment Associates, Inc.	*	5,509	99,823
Veeco Instruments, Inc.	*	2,611	16,554
Virage Logic Corp.	*	3,332	9,963
Volterra Semiconductor Corp.	*	4,748	33,948
White Electronic Designs Corp.	*	2,284	8,359
Zoran Corp.	*	3,474	23,727
			3,473,780
Software—2.6%
ACI Worldwide, Inc.	*†	3,078	48,940
Activision Blizzard, Inc.	*	45,876	396,369
Actuate Corp.	*†	6,674	19,755
Advent Software, Inc.	*†	1,325	26,460
American Software, Inc., Class A	†	1,950	9,165
Ansys, Inc.	*	6,902	192,497
Authentidate Holding Corp.	*	1,023	257
Blackbaud, Inc.		3,188	43,038
Blackboard, Inc.	*†	2,275	59,673
Borland Software Corp.	*†	6,776	7,115
Bottomline Technologies, Inc.	*†	3,578	25,404
Cadence Design Systems, Inc.	*†	18,175	66,521
Callidus Software, Inc.	*†	2,703	8,082
Catapult Communications Corp.	*	750	4,928
Concur Technologies, Inc.	*†	4,348	142,701
DataTRAK International, Inc.	*	1,359	272
Datawatch Corp.	*	3,500	4,165
Double-Take Software, Inc.	*	1,672	14,998
Ebix, Inc.	*	3,120	74,568
Entrust, Inc.	*	7,470	11,803
Epicor Software Corp.	*†	5,701	27,365
EPIQ Systems, Inc.	*†	3,832	64,033

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
ePresence, Inc.	*‡αd	1,173	$—
Evans & Sutherland Computer Co.	*	1,883	1,130
Evolving Systems, Inc.	*	1,054	843
Factset Research Systems, Inc.	†	3,461	153,115
Fair Isaac Corp.		3,740	63,056
FalconStor Software, Inc.	*†	4,054	11,270
Informatica Corp.	*†	7,363	101,094
Interactive Intelligence, Inc.	*	3,121	20,006
Jack Henry & Associates, Inc.		6,236	121,041
JDA Software Group, Inc.	*	2,379	31,236
Kenexa Corp.	*†	2,904	23,174
Lawson Software, Inc.	*†	14,326	67,905
Macrovision Solutions Corp.	*	7,117	90,030
Magma Design Automation, Inc.	*†	3,929	4,008
Manhattan Associates, Inc.	*	2,125	33,596
Mentor Graphics Corp.	*	7,373	38,118
Micros Systems, Inc.	*	6,408	104,579
MicroStrategy, Inc., Class A	*†	791	29,370
Netscout Systems, Inc.	*†	3,784	32,618
Nuance Communications, Inc.	*	14,545	150,686
Parametric Technology Corp.	*	9,256	117,088
Pegasystems, Inc.		2,142	26,475
Phoenix Technologies Ltd.	*†	2,710	9,485
PLATO Learning, Inc.	*	1,826	2,191
Progress Software Corp.	*	3,213	61,882
PROS Holdings, Inc.	*	1,506	8,659
QAD, Inc.		1,363	5,711
Quality Systems, Inc.	†	1,208	52,693
Quest Software, Inc.	*	5,563	70,038
Radiant Systems, Inc.	*	2,709	9,129
Red Hat, Inc.	*	15,609	206,351
Renaissance Learning, Inc.		1,354	12,172
Scientific Learning Corp.	*	3,146	5,852
Smith Micro Software, Inc.	*†	2,612	14,523
Soapstone Networks, Inc.	*	3,392	8,751
Solera Holdings, Inc.	*	4,920	118,572
Sonic Foundry, Inc.	*†	6,100	2,623
Sonic Solutions, Inc.	*†	1,810	3,186
SourceForge, Inc.	*†	6,619	5,957
SPSS, Inc.	*	1,831	49,364
SumTotal Systems, Inc.	*	1,899	5,393
Sybase, Inc.	*	6,272	155,357
Symyx Technologies, Inc.	*	3,865	22,958
Synchronoss Technologies, Inc.	*†	1,415	15,084
Synopsys, Inc.	*	10,776	199,572
Take-Two Interactive Software, Inc.	*	5,625	42,525
TeleCommunication Systems, Inc., Class A	*†	6,400	54,976
THQ, Inc.	*†	4,685	19,630
TIBCO Software, Inc.	*	13,039	67,672
TiVo, Inc.	*	8,402	60,158
Tyler Technologies, Inc.	*†	3,715	44,506
Ultimate Software Group, Inc.	*	3,246	47,392
VASCO Data Security International, Inc.	*	1,767	18,253
Versant Corp.	*	330	4,930
VMware, Inc., Class A	*†	3,186	75,476
Wayside Technology Group, Inc.		1,787	12,509
Wind River Systems, Inc.	*	6,438	58,135
			4,020,212
Specialty Retail—2.4%
A.C. Moore Arts & Crafts, Inc.	*	1,967	$2,754
Aaron Rents, Inc.		3,865	102,886
Advance Auto Parts, Inc.		7,398	248,943
Aeropostale, Inc.	*	5,417	87,214
American Eagle Outfitters, Inc.		13,152	123,103
America’s Car-Mart, Inc.	*†	1,569	21,668
AnnTaylor Stores Corp.	*	3,874	22,353
Asbury Automotive Group, Inc.		5,829	26,639
Barnes & Noble, Inc.		3,301	49,515
Bebe Stores, Inc.	†	2,040	15,239
Big 5 Sporting Goods Corp.		5,707	29,733
Blockbuster, Inc., Class A	*†	16,050	20,223
Borders Group, Inc.	*	3,582	1,433
Brown Shoe Co., Inc.	†	3,758	31,830
Buckle, Inc. (The)		1,563	34,105
Build-A-Bear Workshop, Inc.	*	5,570	27,070
Cabela’s, Inc.	*†	3,090	18,015
Cache, Inc.	*	2,130	4,303
Carmax, Inc.	*†	16,689	131,509
Casual Male Retail Group, Inc.	*†	2,471	1,285
Cato Corp. (The), Class A		2,994	45,209
Charlotte Russe Holding, Inc.	*	4,082	26,492
Charming Shoppes, Inc.	*†	10,301	25,134
Chico’s FAS, Inc.	*†	11,979	50,072
Children’s Place Retail Stores, Inc. (The)	*	2,219	48,108
Christopher & Banks Corp.	†	6,972	39,043
Citi Trends, Inc.	*	1,617	23,802
Coldwater Creek, Inc.	*†	3,983	11,352
Collective Brands, Inc.	*	4,848	56,819
Cost Plus, Inc.	*†	2,725	2,556
Destination Maternity Corp.	*	684	5,369
Dick’s Sporting Goods, Inc.	*†	6,702	94,565
Dress Barn, Inc.	*†	4,554	48,910
DSW, Inc., Class A	*†	1,395	17,382
Eddie Bauer Holdings, Inc.	*	2,438	1,243
Finish Line, Inc. (The), Class A		3,667	20,535
Foot Locker, Inc.		10,828	79,478
Genesco, Inc.	*	1,421	24,043
Group 1 Automotive, Inc.	†	1,591	17,135
Guess?, Inc.		4,270	65,545
Gymboree Corp.	*	1,960	51,136
Haverty Furniture Cos, Inc.	†	2,301	21,468
Hibbett Sports, Inc.	*†	2,997	47,083
Hot Topic, Inc.	*†	5,272	48,871
J. Crew Group, Inc.	*†	3,662	44,676
Jo-Ann Stores, Inc.	*†	2,192	33,954
JOS A. Bank Clothiers, Inc.	*†	1,078	28,190
Kirkland’s, Inc.	*	833	2,207
Lithia Motors, Inc., Class A		2,689	8,766
MarineMax, Inc.	*†	3,026	10,258
Men’s Wearhouse, Inc. (The)		3,382	45,792
Midas, Inc.	*	1,278	13,406
Monro Muffler, Inc.	†	1,635	41,693
OfficeMax, Inc.		4,961	37,902
O’Reilly Automotive, Inc.	*†	10,724	329,656
Pacific Sunwear of California, Inc.	*	5,046	8,023
Penske Auto Group, Inc.	†	3,166	24,315
Pep Boys-Manny, Moe & Jack (The)	†	3,451	14,253
PetSmart, Inc.		9,890	182,471
Pier 1 Imports, Inc.	*†	6,447	2,385
Rent-A-Center, Inc.	*	4,941	87,209
Rex Stores Corp.	*†	1,034	8,344

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Ross Stores, Inc.		10,332	$307,170
Sally Beauty Holdings, Inc.	*	6,343	36,092
Select Comfort Corp.	*	3,139	785
Shoe Carnival, Inc.	*	1,098	10,486
Signet Jewelers Ltd. (United Kingdom)	†	5,823	50,485
Sonic Automotive, Inc., Class A	†	4,249	16,911
Stage Stores, Inc.	†	3,672	30,294
Stein Mart, Inc.	*	5,792	6,545
Systemax, Inc.		1,358	14,626
Talbots, Inc.	†	1,205	2,880
Tractor Supply Co.	*†	2,356	85,146
Trans World Entertainment Corp.	*	1,932	2,531
TravelCenters of America LLC	*	964	2,314
Tween Brands, Inc.	*	5,581	24,110
Urban Outfitters, Inc.	*	9,715	145,531
Walking Co. Holdings, Inc. (The)	*	1,621	3,242
West Marine, Inc.	*†	2,443	10,358
Wet Seal, Inc. (The), Class A	*	16,190	48,084
Williams-Sonoma, Inc.		7,336	57,661
Zale Corp.	*†	2,902	9,664
			3,659,585
Textiles, Apparel & Luxury Goods—0.7%
Carter’s, Inc.	*	4,034	77,695
Charles & Colvard Ltd.	*	693	139
Cherokee, Inc.	†	2,054	35,637
Columbia Sportswear Co.	†	1,447	51,180
CROCS, Inc.	*†	10,660	13,218
Culp, Inc.	*	888	1,758
Deckers Outdoor Corp.	*†	1,108	88,496
Forward Industries, Inc.	*	630	1,405
Fossil, Inc.	*	4,595	76,736
Hallwood Group, Inc.		100	3,280
Hanesbrands, Inc.	*	6,800	86,700
Iconix Brand Group, Inc.	*	4,935	48,264
Kenneth Cole Productions, Inc., Class A		956	6,768
K-Swiss, Inc., Class A	†	2,909	33,163
Lazare Kaplan International, Inc.	*	1,140	4,754
Liz Claiborne, Inc.		7,285	18,941
Movado Group, Inc.	†	1,527	14,338
Nitches, Inc.	*	2,850	570
Oxford Industries, Inc.	†	3,052	26,766
Phillips-Van Heusen Corp.		3,743	75,347
Quiksilver, Inc.	*	7,789	14,332
Skechers U.S.A., Inc., Class A	*	2,697	34,576
Steven Madden Ltd.	*	1,528	32,577
Tarrant Apparel Group	*	1,107	609
Timberland Co., Class A	*	3,249	37,526
Under Armour, Inc., Class A	*†	2,477	59,052
Unifi, Inc.	*	9,669	27,267
Warnaco Group, Inc. (The)	*	3,380	66,349
Wolverine World Wide, Inc.		4,210	88,578
			1,026,021
Thrifts & Mortgage Finance—1.4%
Anchor Bancorp Wisconsin, Inc.	†	5,568	15,368
Astoria Financial Corp.		6,733	110,960
Bank Mutual Corp.		5,557	64,128
BankAtlantic Bancorp, Inc., Class A	†	683	$3,961
BankUnited Financial Corp., Class A		2,413	410
Beneficial Mutual Bancorp, Inc.	*†	3,251	36,574
Brookline Bancorp, Inc.	†	6,167	65,679
Capitol Federal Financial		1,982	90,379
CFS Bancorp, Inc.	†	1,873	7,305
Charter Financial Corp.	†	350	3,150
Corus Bankshares, Inc.	†	4,380	4,862
Danvers Bancorp, Inc.	†	3,141	41,995
Dime Community Bancshares, Inc.		3,549	47,202
Doral Financial Corp. (Puerto Rico)	*	585	4,388
ESSA Bancorp, Inc.	†	2,873	40,595
Federal Agricultural Mortgage Corp., Class C	†	1,507	5,274
Federal Home Loan Mortgage Corp.	†	43,895	32,043
Federal National Mortgage Association		66,437	50,492
First Financial Holdings, Inc.		990	20,038
First Financial Northwest, Inc.	†	2,164	20,212
First Financial Service Corp.		988	11,668
First Niagara Financial Group, Inc.		9,231	149,265
First Place Financial Corp.		1,727	6,614
FirstFed Financial Corp.	*†	2,632	4,606
Flagstar Bancorp, Inc.	*†	9,020	6,404
Flushing Financial Corp.		2,981	35,653
Guaranty Financial Group, Inc.	*†	6,461	16,863
Harrington West Financial Group, Inc.		1,172	2,438
Imperial Capital Bancorp, Inc.		680	1,530
Kearny Financial Corp.		3,008	38,502
MGIC Investment Corp.		9,027	31,414
NASB Financial, Inc.		529	14,283
New York Community Bancorp, Inc.		26,884	321,533
NewAlliance Bancshares, Inc.		8,585	113,064
Northwest Bancorp, Inc.		2,429	51,932
OceanFirst Financial Corp.		2,108	34,993
Ocwen Financial Corp.	*	3,062	28,109
Oritani Financial Corp.	*†	1,158	19,512
Parkvale Financial Corp.		1,077	13,376
PMI Group, Inc. (The)	†	5,087	9,920
Provident Financial Services, Inc.	†	5,182	79,285
Provident New York Bancorp		3,488	43,251
Radian Group, Inc.		7,245	26,662
Riverview Bancorp, Inc.		2,602	5,854
TFS Financial Corp.	†	7,836	101,084
TierOne Corp.		1,971	7,391
Tree.com, Inc.	*	433	1,126
Triad Guaranty, Inc.	*	5,663	2,152
Trustco Bank Corp.	†	7,080	67,331
United Western Bancorp, Inc.		974	9,117
Washington Federal, Inc.		6,639	99,319
Westfield Financial, Inc.	†	4,068	41,982
WSFS Financial Corp.		610	29,274
			2,090,522
Tobacco—0.1%
Alliance One International, Inc.	*	6,420	18,875
Universal Corp.		1,971	58,874
Vector Group Ltd.		3,581	48,773
			126,522

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Mid/Small
Company Index Fund

			Shares	Value
COMMON STOCKS—(Continued)
Trading Companies & Distributors—0.5%
Aceto Corp.		†	3,385	$33,884
Aircastle Ltd.		†	3,110	14,866
Applied Industrial Technologies, Inc.		†	2,868	54,262
Beacon Roofing Supply, Inc.		*	4,124	57,241
Building Materials Holding Corp.		*†	4,826	1,786
GATX Corp.			3,432	106,289
H&E Equipment Services, Inc.		*†	1,490	11,488
Houston Wire & Cable Co.			1,569	14,607
Interline Brands, Inc.		*†	2,320	24,662
Kaman Corp.			2,736	49,604
MSC Industrial Direct Co., Class A		†	3,231	118,998
Rush Enterprises, Inc., Class A		*	3,059	26,216
United Rentals, Inc.		*†	4,702	42,882
Watsco, Inc.			2,071	79,526
WESCO International, Inc.		*	3,869	74,401
Willis Lease Finance Corp.		*	1,234	11,439
				722,151
Transportation Infrastructure—0.0%
Macquarie Infrastructure Co. LLC		†	7,241	27,299
Water Utilities—0.4%
American States Water Co.			1,492	49,206
American Water Works Co., Inc.		†	4,470	93,333
Aqua America, Inc.			10,069	207,321
California Water Service Group			1,589	73,777
Connecticut Water Service, Inc.		†	1,226	28,946
Middlesex Water Co.			2,861	49,295
SJW Corp.		†	1,637	49,012
Southwest Water Co.		†	5,876	18,921
				569,811
Wireless Telecommunication Services—1.0%
Centennial Communications Corp.		*†	5,437	43,822
Clearwire Corp., Class A		*†	6,241	30,768
Crown Castle International Corp.		*	19,938	350,510
FiberTower Corp.		*	6,580	1,053
iPCS, Inc.		*	1,789	12,273
Leap Wireless International, Inc.		*	3,951	106,242
MetroPCS Communications, Inc.		*†	19,697	292,501
NII Holdings, Inc.		*	13,391	243,448
SBA Communications Corp., Class A		*	9,300	151,776
Syniverse Holdings, Inc.		*†	3,424	40,883
Telephone & Data Systems, Inc.			6,781	215,297
Telephone & Data Systems, Inc. (Special Shares)			1,314	36,923
U.S. Cellular Corp.		*	1,375	59,455
				1,584,951
TOTAL COMMON STOCKS
(Cost $199,740,313)				150,937,960

Coupon Rate	Maturity Date		Face	Value
U.S. TREASURY OBLIGATIONS—0.2%
U.S. Treasury Bills—0.2%
U.S. Treasury Bill
0.462%	06/18/2009	‡‡
(Cost $339,652)			$340,000	$339,765

		Shares	Value
RIGHTS—0.0%
Pharmaceuticals—0.0%
Fresenius Kabi Pharmaceuticals Holding, Inc. (Germany), Expires 6/30/2011	*	1,744	610
Textiles, Apparel & Luxury Goods—0.0%
Mossimo, Inc., Expires TBD	*‡αd	2,807	—
TOTAL RIGHTS
(Cost $—)			610

WARRANTS—0.0%
Diversified Financial Services—0.0%
Equitex, Inc., Class A, Expires 2/7/2010	*‡αd	264	—
Equitex, Inc., Class B, Expires 2/7/2010	*‡αd	264	—
Pegasus Wireless Corp., Expires 12/31/2009	*‡αd	200	—
TOTAL WARRANTS
(Cost $—)			—

CASH EQUIVALENTS—21.3%
Institutional Money Market Funds—8.8%
AIM Short-Term Investments Trust Prime Assets Portfolio	††	9,280,363	9,280,363
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class		4,319,638	4,319,637
			13,600,000

Coupon Rate	Maturity Date		Face	Value
Certificates of Deposit—7.4%
Allied Irish Banks plc/New York
1.000%	01/20/2009	††	$1,250,000	1,250,000
Bayerische Landesbank/New York
2.750%	01/12/2009	††	1,500,000	1,500,000
Calyon/New York
4.615%	01/16/2009	††	503,627	503,627
Credit Industriel et Commercial
2.240%	03/17/2009	††	1,000,000	1,000,000
HSH Nordbank AG
1.850%	01/20/2009	††	1,250,055	1,250,056
Landesbank Hessen-Thueringen Girozentrale/New York
3.050%	01/02/2009	††	1,500,000	1,500,000
Natixis/New York
4.133%	01/02/2009	#††	1,996,393	1,996,393

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Mid/Small
Company Index Fund

Coupon Rate	Maturity Date		Face	Value
CASH EQUIVALENTS—(Continued)
Norinchukin Bank/New York
1.650%	01/12/2009	††	$1,500,000	$1,500,000
Westpac Securities NZ Ltd.
2.250%	03/16/2009	††	994,345	994,345
				11,494,421
Medium Term Notes—2.1%
BBVA Senior Finance SA
4.620%	04/17/2009	#††	1,006,866	1,006,865
General Electric Capital Corp.
3.565%	10/26/2009	#††	734,019	734,019
Royal Bank of Scotland Group plc
3.655%	01/30/2009	††	1,508,239	1,508,239
				3,249,123
Time Deposits—3.0%
Banco Popular Espanol SA
3.120%	01/05/2009	††	1,750,000	1,750,000
Danske Bank A/S
2.000%	02/11/2009	††	1,500,000	1,500,000
Raiffeisen Zentralbank Oesterreich AG
1.750%	01/20/2009	††	1,400,000	1,400,000
				4,650,000
TOTAL CASH EQUIVALENTS
(Cost $32,993,544)				32,993,544
TOTAL INVESTMENTS—119.2%
(Cost $233,073,509)				184,271,879
Other assets less liabilities—(19.2%)				(29,678,836)
NET ASSETS—100.0%				$154,593,043

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust

TBD	To be Determined

*	Non-income producing.

†	Denotes all or a portion of security on loan.

d	Security has no market value at 12/31/2008.

α	Illiquid security.

‡	Security valued at fair value as determined by policies approved by the board of directors.

‡‡	Security has been pledged as collateral for futures contracts.

††	Represents reinvestment of collateral received in conjunction with securities lending.

#	Rate is subject to change. Rate shown reflects current rate.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint Overseas
Equity Index Fund

		Shares	Value
COMMON STOCKS—96.9%
Australia—5.7%
AGL Energy Ltd.		7,248	$77,275
Alumina Ltd.		20,052	20,202
Amcor Ltd.		11,838	48,107
AMP Ltd.		29,357	111,932
Aristocrat Leisure Ltd.		6,119	16,649
Asciano Group		9,173	9,765
ASX Ltd.		2,784	65,077
Australia & New Zealand Banking Group Ltd.		32,314	348,869
AXA Asia Pacific Holdings Ltd.		14,164	49,232
Bendigo and Adelaide Bank Ltd.		3,459	26,760
BHP Billiton Ltd.		52,674	1,119,017
Billabong International Ltd.		3,672	20,165
BlueScope Steel Ltd.		12,806	31,463
Boral Ltd.	†	7,953	25,757
Brambles Ltd.		22,972	119,352
Caltex Australia Ltd.		2,904	14,675
CFS Retail Property Trust REIT	†	24,195	31,804
Coca-Cola Amatil Ltd.		7,823	50,271
Cochlear Ltd.		767	29,713
Commonwealth Bank of Australia		23,290	479,204
Computershare Ltd.		6,556	35,823
Crown Ltd.	†	8,998	37,691
CSL Ltd.		9,480	223,556
CSR Ltd.	†	23,630	29,228
Dexus Property Group REIT		55,958	32,043
Fairfax Media Ltd.	†	24,051	27,596
Fortescue Metals Group Ltd.	*†	21,130	28,812
Foster’s Group Ltd.		31,606	121,560
Goodman Fielder Ltd.		12,355	11,485
Goodman Group REIT		41,159	21,195
GPT Group REIT		61,350	40,005
Harvey Norman Holdings Ltd.		10,998	20,411
Incitec Pivot Ltd.		21,212	37,182
Insurance Australia Group Ltd.		31,863	86,837
Leighton Holdings Ltd.		2,521	48,986
Lend Lease Corp. Ltd.		5,631	28,375
Lion Nathan Ltd.		6,303	36,209
Macquarie Airports		9,138	15,382
Macquarie Group Ltd.	†	4,238	86,012
Macquarie Infrastructure Group		40,325	48,338
Macquarie Office Trust REIT		42,146	7,239
Metcash Ltd.		10,088	30,887
Mirvac Group REIT		28,119	25,166
National Australia Bank Ltd.		29,412	432,405
Newcrest Mining Ltd.		7,242	172,380
Nufarm Ltd.		1,926	14,201
OneSteel Ltd.		14,808	25,607
Orica Ltd.		5,201	51,039
Origin Energy Ltd.		14,621	164,903
OZ Minerals Ltd.	‡	43,462	8,333
Perpetual Ltd.		532	13,914
Qantas Airways Ltd.		18,484	34,053
QBE Insurance Group Ltd.	†	15,603	281,999
Rio Tinto Ltd.		4,343	116,383
Santos Ltd.		9,547	100,033
Sims Metal Management Ltd.		2,622	32,092
Sonic Healthcare Ltd.		5,297	53,966
Stockland REIT		23,836	67,806
Suncorp-Metway Ltd.		13,981	82,408
Tabcorp Holdings Ltd.		9,246	45,237
Tatts Group Ltd.		17,158	33,502
Telstra Corp. Ltd.		69,701	$186,592
Toll Holdings Ltd.		9,173	39,632
Transurban Group	†	18,847	71,292
Wesfarmers Ltd.		10,571	133,426
Wesfarmers Ltd. (Partially Protected Shares)		1,914	24,146
Westfield Group REIT		26,969	244,844
Westpac Banking Corp.		43,921	526,777
Woodside Petroleum Ltd.		7,778	201,274
Woolworths Ltd.		19,325	360,338
WorleyParsons Ltd.		2,239	22,336
			7,316,225
Austria—0.3%
Erste Group Bank AG	†	2,966	69,060
OMV AG		2,644	70,255
Raiffeisen International Bank Holding AG		778	21,628
Strabag SE (Bearer)	†	850	19,861
Telekom Austria AG		5,295	77,043
Verbund–Oesterreichische Elektrizitaetswirtschafts AG, Class A	†	1,127	52,110
Vienna Insurance Group		618	21,471
Voestalpine AG		1,825	39,429
Wienerberger AG	†	1,303	22,227
			393,084
Belgium—0.7%
Anheuser-Busch InBev NV		7,917	183,858
Anheuser-Busch InBev NV STRIP VVPR	*	4,872	27
Belgacom SA		2,883	110,213
Colruyt SA		256	55,011
Delhaize Group		1,498	92,602
Dexia SA		8,587	38,932
Fortis		34,845	45,948
Groupe Bruxelles Lambert SA		1,399	112,075
Groupe Bruxelles Lambert SA VVPR	*	127	2
KBC Ancora		284	4,927
KBC Groep NV		2,606	78,316
Mobistar SA		449	32,389
Nationale A Portefeuille		620	30,236
Solvay SA, Class A		1,015	75,371
UCB SA	†	1,486	48,471
Umicore		1,995	39,422
			947,800
Bermuda—0.0%
Frontline Ltd.	†	865	25,395
Seadrill Ltd.		4,479	36,504
			61,899
China—0.0%
Foxconn International Holdings Ltd.	*†	41,000	13,756
Denmark—0.8%
A.P. Moller-Maersk A/S, Class A		8	43,782
A.P. Moller-Maersk A/S, Class B		18	96,867
Carlsberg A/S, Class B		1,122	36,678
Coloplast A/S, Class B		274	18,948
Danisco A/S		833	34,020
Danske Bank A/S		7,160	72,130
DSV A/S		2,883	31,375

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Overseas
Equity Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
FLSmidth & Co. A/S		950	$33,345
Jyske Bank A/S (Registered)	*	725	16,922
Novo Nordisk A/S, Class B		7,200	371,404
Novozymes A/S, Class B		839	67,289
Topdanmark A/S	*	339	44,396
TrygVesta AS		350	22,057
Vestas Wind Systems A/S	*	2,820	165,948
William Demant Holding	*	358	14,989
			1,070,150
Finland—1.4%
Elisa Oyj	†	1,951	33,965
Fortum Oyj		7,265	157,907
Kesko Oyj, Class B	†	1,238	31,194
Kone Oyj, Class B		2,321	52,045
Metso Oyj	†	2,116	25,932
Neste Oil Oyj		1,510	22,729
Nokia Oyj		59,364	931,564
Nokian Renkaat Oyj	†	1,550	17,611
Orion Oyj, Class B		1,592	27,076
Outokumpu Oyj		2,272	27,035
Pohjola Bank plc		1,100	15,299
Rautaruukki Oyj		1,584	27,665
Sampo Oyj, Class A		6,916	130,902
Sanoma Oyj		1,909	24,794
Stora Enso Oyj, Class R		9,940	78,740
UPM-Kymmene Oyj		8,221	105,383
Wartsila Oyj		1,429	43,179
			1,753,020
France—10.1%
Accor SA		3,273	161,226
Aeroports de Paris		565	38,464
Air France-KLM		2,488	32,086
Air Liquide		3,918	358,809
Alcatel-Lucent	*	38,733	83,842
Alstom SA		3,340	199,046
Atos Origin SA		1,417	35,666
AXA SA		24,010	538,920
BNP Paribas		12,936	558,375
Bouygues		3,628	153,913
Bureau Veritas SA		488	19,620
Cap Gemini SA		1,947	75,285
Carrefour SA		9,978	385,694
Casino Guichard Perrachon SA		602	45,881
Christian Dior SA		796	45,005
Cie de Saint-Gobain	†	4,498	212,532
Cie Generale de Geophysique-Veritas	*	2,080	31,135
Cie Generale d’Optique Essilor International SA		3,156	148,253
CNP Assurances		676	49,117
Compagnie Generale des Etablissements Michelin, Class B		2,404	127,013
Credit Agricole SA		13,768	154,644
Dassault Systemes SA	†	1,254	56,853
EDF		3,175	184,664
Eiffage SA		489	25,638
Eramet		86	16,776
Eurazeo		231	10,864
Eutelsat Communications		1,153	27,233
France Telecom SA		28,764	801,731
GDF Suez		17,301	858,772
Gecina SA REIT		146	10,152
Groupe Danone		6,770	409,043
Hermes International		1,113	$155,823
ICADE REIT		336	27,923
Iliad SA		227	19,708
Imerys SA		316	14,443
JCDecaux SA		1,530	26,463
Klepierre REIT		990	24,346
Lafarge SA	†	2,413	147,583
Lagardere SCA		2,073	84,222
Legrand SA		862	16,508
L’Oreal SA		3,797	331,368
LVMH Moet Hennessy Louis Vuitton SA	†	3,848	257,888
M6-Metropole Television		1,711	33,172
Natixis		15,994	28,372
Neopost SA		600	54,443
PagesJaunes Groupe		1,314	12,948
Pernod-Ricard SA	†	2,725	202,435
Peugeot SA		2,438	41,682
PPR		1,274	83,416
Publicis Groupe	†	2,281	58,868
Renault SA	†	2,696	70,355
Safran SA		2,404	32,458
Sanofi-Aventis SA		16,631	1,063,772
Schneider Electric SA	†	3,506	261,036
SCOR SE		2,746	63,442
Societe BIC SA		451	25,948
Societe Des Autoroutes Paris-Rhin-Rhone		304	21,203
Societe Generale		7,380	374,410
Societe Television Francaise1		2,508	36,746
Sodexo		1,672	92,925
Suez Environnement SA	*	4,304	72,689
Technip SA		1,700	52,197
Thales SA		1,497	62,699
Total SA		33,862	1,861,706
Unibail-Rodamco (London Exchange) REIT		461	68,905
Unibail-Rodamco (Paris Exchange) REIT		827	123,549
Valeo SA		1,258	18,740
Vallourec		870	98,919
Veolia Environnement	†	5,919	186,703
Vinci SA	†	6,633	279,910
Vivendi SA		18,398	599,665
Wendel		384	19,210
Zodiac SA		569	20,776
			12,985,826
Germany—8.2%
Adidas AG		3,316	126,405
Allianz SE (Registered)		7,087	754,063
BASF SE		14,940	580,474
Bayer AG	†	12,024	700,620
Bayerische Motoren Werke AG		4,977	152,820
Beiersdorf AG	†	1,579	93,525
Celesio AG	†	1,532	41,452
Commerzbank AG		10,489	99,657
Continental AG	*	1,275	129,503
Daimler AG (Registered)	†	13,761	524,320
Deutsche Bank AG (Registered)	†	8,402	332,268
Deutsche Boerse AG		3,062	221,533
Deutsche Lufthansa AG (Registered)		3,134	51,535
Deutsche Post AG (Registered)		13,562	229,383
Deutsche Postbank AG		1,429	30,928
Deutsche Telekom AG		44,601	674,337
E.ON AG		29,776	1,169,221

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Overseas
Equity Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Fraport AG Frankfurt Airport Services Worldwide		637	$28,824
Fresenius Medical Care AG & Co. KGaA	†	3,132	143,984
Fresenius SE		330	16,654
GEA Group AG		2,256	39,176
Hamburger Hafen und Logistik AG		293	9,810
Hannover Rueckversicherung AG (Registered)		795	25,282
HeidelbergCement AG	†	348	15,224
Henkel AG & Co. KGaA		2,008	52,339
Hochtief AG		816	42,078
Hypo Real Estate Holding AG	†	2,744	12,124
Infineon Technologies AG	*†	12,151	16,354
K+S AG	†	2,360	134,883
Linde AG	†	2,048	171,886
MAN AG		1,752	98,276
Merck KGAA		1,015	90,802
Metro AG	†	2,019	80,293
Muenchener Rueckversicherungs AG (Registered)		3,276	508,592
Puma AG Rudolf Dassler Sport		91	18,135
Q-Cells SE	*†	906	33,869
RWE AG		7,091	629,802
Salzgitter AG		639	49,660
SAP AG		13,933	505,588
Siemens AG (Registered)		13,707	1,031,911
Solarworld AG	†	1,548	34,644
ThyssenKrupp AG	†	5,881	163,716
TUI AG	†	3,859	45,844
United Internet AG (Registered)	†	1,658	14,998
Volkswagen AG		1,858	646,237
Wacker Chemie AG		213	22,809
			10,595,838
Greece—0.5%
Alpha Bank AE		6,130	57,350
Coca Cola Hellenic Bottling Co. SA		2,441	35,494
EFG Eurobank Ergasias SA		5,185	41,294
Hellenic Petroleum SA		890	6,691
Hellenic Telecommunications Organization SA		4,880	81,076
Marfin Investment Group SA	*	10,995	44,450
National Bank of Greece SA		7,807	144,980
OPAP SA		3,163	91,026
Piraeus Bank SA		4,966	44,329
Public Power Corp. SA		2,009	32,287
Titan Cement Co. SA		500	9,678
			588,655
Hong Kong—2.0%
ASM Pacific Technology Ltd.		2,000	6,592
Bank of East Asia Ltd.	†	25,200	53,156
BOC Hong Kong Holdings Ltd.		59,500	68,103
Cathay Pacific Airways Ltd.		18,000	20,331
Cheung Kong Holdings Ltd.	†	22,000	209,873
Cheung Kong Infrastructure Holdings Ltd.		5,000	18,882
CLP Holdings Ltd.	†	31,000	210,760
Esprit Holdings Ltd.		17,500	99,722
Genting International plc	*	47,000	14,751
Hang Lung Group Ltd.		12,000	$36,658
Hang Lung Properties Ltd.		38,000	83,432
Hang Seng Bank Ltd.		12,300	162,393
Henderson Land Development Co. Ltd.		20,000	74,803
Hong Kong & China Gas Co. Ltd.		62,600	94,931
Hong Kong Exchanges and Clearing Ltd.	†	16,000	153,615
HongKong Electric Holdings		22,500	126,675
Hopewell Holdings		11,000	36,494
Hutchison Telecommunications International Ltd.		28,000	7,551
Hutchison Whampoa Ltd.		35,000	176,688
Hysan Development Co. Ltd.		7,000	11,382
Kerry Properties Ltd.		11,000	29,591
Kingboard Chemical Holdings Ltd.		11,000	19,939
Li & Fung Ltd.	†	39,600	68,437
Link (The) REIT		38,000	63,213
Mongolia Energy Co. Ltd.	*†	56,000	17,419
MTR Corp.	†	21,000	48,908
New World Development Ltd.		37,600	38,499
Noble Group Ltd.		31,200	22,347
NWS Holdings Ltd.		10,000	14,980
Orient Overseas International Ltd.		2,200	4,933
Pacific Basin Shipping Ltd.		28,000	12,889
PCCW Ltd.		58,000	27,846
Shangri-La Asia Ltd.	†	18,000	20,821
Sino Land Co.		26,000	27,228
Sun Hung Kai Properties Ltd.		23,000	193,534
Swire Pacific Ltd., Class A	†	14,500	100,445
Television Broadcasts Ltd.		5,000	16,391
Wharf Holdings Ltd.		21,125	58,477
Wheelock & Co. Ltd.		14,000	30,852
Wing Hang Bank Ltd.		2,000	11,634
Yue Yuen Industrial Holdings Ltd.		11,000	21,840
			2,517,015
Ireland—0.4%
Allied Irish Banks plc		14,714	35,196
Anglo Irish Bank Corp. plc		11,206	2,698
CRH plc (Euro Exchange)		8,421	213,377
Elan Corp. plc	*	7,416	43,770
Experian plc		17,497	110,318
Governor & Co. of the Bank of Ireland (The)		17,295	19,953
Kerry Group plc, Class A		2,758	50,280
			475,592
Italy—3.5%
A2A SpA		17,876	32,138
Alleanza Assicurazioni SpA		6,413	52,713
Assicurazioni Generali SpA		16,305	450,174
Atlantia SpA		4,057	76,107
Autogrill SpA		2,618	20,061
Banca Carige SpA		9,271	22,563
Banca Monte dei Paschi di Siena SpA		33,744	73,685
Banca Popolare di Milano Scarl		8,299	49,885
Banco Popolare SC		10,888	77,199
Bulgari SpA	†	2,013	12,828
Enel SpA		68,267	439,749
ENI SpA		41,067	988,223
Fiat SpA		11,496	76,956
Finmeccanica SpA		6,567	101,716

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Overseas
Equity Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Fondiaria-Sai SpA		1,454	$26,542
IFIL Investments SpA	†	3,300	8,541
Intesa Sanpaolo SpA		122,429	444,747
Intesa Sanpaolo SpA RNC		14,283	36,948
Italcementi SpA		992	12,890
Lottomatica SpA		894	22,253
Luxottica Group SpA		2,714	49,646
Mediaset SpA		13,265	76,433
Mediobanca SpA		7,721	79,400
Mediolanum SpA		3,095	13,449
Parmalat SpA		23,969	40,210
Pirelli & C. SpA		39,884	15,063
Prysmian SpA	†	1,905	30,168
Saipem SpA		3,909	66,670
Saras SpA		4,309	14,698
Snam Rete Gas SpA		14,205	79,349
Telecom Italia RNC		100,213	114,099
Telecom Italia SpA		157,422	258,986
Terna Rete Elettrica Nazionale SpA		18,233	60,169
UniCredit SpA		176,967	449,944
Unione di Banche Italiane SCPA		9,502	139,359
Unipol Gruppo Finanziario SpA		10,948	17,158
			4,530,719
Japan—24.6%
77 Bank Ltd. (The)		5,000	27,216
ABC-Mart, Inc.		300	10,970
Acom Co. Ltd.		750	31,698
Advantest Corp.	†	2,400	39,122
Aeon Co. Ltd.	†	9,500	95,672
Aeon Credit Service Co. Ltd.		900	9,489
Aeon Mall Co. Ltd.		600	11,599
Aioi Insurance Co. Ltd.		7,000	36,618
Aisin Seiki Co. Ltd.		3,200	45,833
Ajinomoto Co., Inc.		11,000	120,056
Alfresa Holdings Corp.		400	19,174
All Nippon Airways Co. Ltd.		9,000	35,470
Alps Electric Co. Ltd.		2,000	9,864
Amada Co. Ltd.		5,000	24,318
Aozora Bank Ltd.		6,000	5,637
Asahi Breweries Ltd.		6,500	112,385
Asahi Glass Co. Ltd.		16,000	91,205
Asahi Kasei Corp.		18,000	79,453
Asics Corp.		4,000	32,413
Astellas Pharma, Inc.		7,775	318,249
Bank of Kyoto Ltd. (The)	†	5,000	56,037
Bank of Yokohama Ltd. (The)		21,000	123,874
Benesse Corp.		1,100	48,137
Bridgestone Corp.		10,200	152,997
Brother Industries Ltd.		2,300	13,721
Canon Marketing Japan, Inc.		900	14,493
Canon, Inc.		16,600	525,965
Casio Computer Co. Ltd.		4,500	28,397
Central Japan Railway Co.		25	216,816
Chiba Bank Ltd. (The)		14,000	87,554
Chubu Electric Power Co., Inc.		10,500	319,807
Chugai Pharmaceutical Co. Ltd.		3,300	64,148
Chugoku Bank Ltd. (The)		3,000	46,353
Chugoku Electric Power Co., Inc. (The)		4,000	105,322
Chuo Mitsui Trust Holdings, Inc.		13,000	63,917
Citizen Holdings Co. Ltd.	†	4,700	$16,942
Coca-Cola West Holdings Co. Ltd.	†	1,200	25,945
Cosmo Oil Co. Ltd.		12,000	37,358
Credit Saison Co. Ltd.		2,400	33,317
Dai Nippon Printing Co. Ltd.		9,000	99,491
Daicel Chemical Industries Ltd.		3,000	14,211
Daido Steel Co. Ltd.		4,000	12,134
Daihatsu Motor Co. Ltd.		3,000	26,510
Daiichi Sankyo Co. Ltd.		10,802	255,450
Daikin Industries Ltd.		4,200	110,454
Dainippon Sumitomo Pharma Co. Ltd.		2,000	18,725
Daito Trust Construction Co. Ltd.		1,200	62,993
Daiwa House Industry Co. Ltd.		9,000	88,241
Daiwa Securities Group, Inc.		22,000	132,073
Dena Co. Ltd.		5	16,194
Denki Kagaku Kogyo K.K.		6,000	14,775
Denso Corp.		7,900	133,860
Dentsu, Inc.	†‡	33	64,435
DIC Corp.		14,000	29,537
Dowa Holdings Co., Ltd.		3,000	11,089
East Japan Railway Co.	‡	53	402,836
Eisai Co. Ltd.		4,100	171,091
Electric Power Development Co. Ltd.		2,340	91,977
Elpida Memory, Inc.	*†	1,500	9,279
FamilyMart Co. Ltd.		900	39,086
Fanuc Ltd.		3,100	222,183
Fast Retailing Co. Ltd.		800	117,386
Fuji Electric Holdings Co. Ltd.		7,000	10,546
Fuji Heavy Industries Ltd.		7,000	19,237
FUJIFILM Holdings Corp.		7,600	169,663
Fujitsu Ltd.		30,000	145,860
Fukuoka Financial Group, Inc.		12,000	52,452
Furukawa Electric Co. Ltd.		8,000	39,041
Gunma Bank Ltd. (The)		5,000	32,008
Hachijuni Bank Ltd. (The)		6,000	34,503
Hakuhodo DY Holdings, Inc.		320	17,458
Hankyu Hanshin Holdings, Inc.	†	18,600	107,420
Haseko Corp.		17,000	18,125
Hikari Tsushin, Inc.	†	200	3,802
Hino Motors Ltd.		2,000	4,122
Hirose Electric Co. Ltd.	†	430	43,508
Hiroshima Bank Ltd. (The)		10,000	43,761
Hisamitsu Pharmaceutical Co., Inc.		1,000	40,878
Hitachi Chemical Co. Ltd.		2,300	23,893
Hitachi Construction Machinery Co. Ltd.	†	2,000	23,915
Hitachi High-Technologies Corp.		700	11,210
Hitachi Ltd.		55,000	213,450
Hitachi Metals Ltd.		3,000	13,953
Hokkaido Electric Power Co., Inc.		3,000	75,848
Hokuhoku Financial Group, Inc.		19,000	44,977
Hokuriku Electric Power Co.		2,400	67,891
Honda Motor Co. Ltd.		26,300	560,156
HOYA Corp.		6,100	106,544
Ibiden Co. Ltd.		2,200	45,615
Idemitsu Kosan Co. Ltd.		200	12,880
IHI Corp.	†	21,000	26,788
INPEX Corp.		14	111,608
Isetan Mitsukoshi Holdings Ltd.	*	5,940	51,261

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Overseas
Equity Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Isuzu Motors Ltd.		18,000	$23,259
Ito En Ltd.	†	800	11,810
ITOCHU Corp.		25,000	126,127
Itochu Techno-Solutions Corp.	†	300	7,330
Iyo Bank Ltd. (The)		4,000	49,788
J. Front Retailing Co. Ltd.		8,600	35,587
Jafco Co. Ltd.		400	10,222
Japan Airlines Corp.	*	14,000	33,024
Japan Petroleum Exploration Co.		500	21,983
Japan Prime Realty Investment Corp. REIT		12	28,485
Japan Real Estate Investment Corp. REIT		6	53,599
Japan Retail Fund Investment Corp. REIT		4	17,277
Japan Steel Works Ltd. (The)		6,000	84,005
Japan Tobacco, Inc.		73	241,801
JFE Holdings, Inc.		8,400	223,236
JGC Corp.		3,000	44,898
Joyo Bank Ltd. (The)		11,000	62,559
JS Group Corp.		4,900	75,718
JSR Corp.		3,800	42,751
JTEKT Corp.		3,700	28,835
Jupiter Telecommunications Co. Ltd.		36	37,470
Kajima Corp.	†	12,000	42,266
Kamigumi Co. Ltd.		5,000	44,424
Kaneka Corp.		6,000	38,326
Kansai Electric Power Co., Inc. (The)		12,000	347,592
Kansai Paint Co. Ltd.		2,000	10,275
Kao Corp.		8,000	243,003
Kawasaki Heavy Industries Ltd.	†	23,000	46,428
Kawasaki Kisen Kaisha Ltd.		9,000	42,211
KDDI Corp.		46	328,454
Keihin Electric Express Railway Co. Ltd.	†	7,000	61,818
Keio Corp.	†	9,000	54,153
Keisei Electric Railway Co. Ltd.		4,000	25,006
Keyence Corp.		630	129,473
Kikkoman Corp.		2,000	23,766
Kinden Corp.		2,000	18,089
Kintetsu Corp.	†	24,000	110,413
Kirin Holdings Co. Ltd.		13,000	172,840
Kobe Steel Ltd.		46,000	84,508
Komatsu Ltd.		14,100	179,867
Konami Corp.		1,200	31,110
Konica Minolta Holdings, Inc.		7,500	58,356
Kubota Corp.		19,000	137,568
Kuraray Co. Ltd.		7,000	54,845
Kurita Water Industries Ltd.		1,500	40,551
Kyocera Corp.		2,600	188,234
kyowa Hakko Kirin Co. Ltd.		4,000	41,992
Kyushu Electric Power Co., Inc.		6,000	159,286
Lawson, Inc.		1,100	63,438
Leopalace21 Corp.		2,400	24,318
Mabuchi Motor Co. Ltd.		400	16,582
Makita Corp.		2,100	46,986
Marubeni Corp.		27,000	103,371
Marui Group Co. Ltd.		4,000	23,370
Maruichi Steel Tube Ltd.	†	500	13,950
Matsui Securities Co. Ltd.		1,500	12,533
Mazda Motor Corp.		12,000	20,353
Mediceo Paltac Holdings Co. Ltd.		2,100	25,259
Meiji Dairies Corp.		6,000	$32,302
Minebea Co. Ltd.		5,000	17,303
Mitsubishi Chemical Holdings Corp.		22,000	97,484
Mitsubishi Corp.		21,100	298,862
Mitsubishi Electric Corp.		30,000	188,003
Mitsubishi Estate Co. Ltd.		19,000	313,859
Mitsubishi Gas Chemical Co., Inc.		7,000	28,722
Mitsubishi Heavy Industries Ltd.	†	51,000	227,932
Mitsubishi Logistics Corp.		3,000	38,035
Mitsubishi Materials Corp.		18,000	45,560
Mitsubishi Motors Corp.	*†	52,000	71,226
Mitsubishi Rayon Co. Ltd.	†	10,000	30,289
Mitsubishi Tanabe Pharma Corp.		4,000	60,375
Mitsubishi UFJ Financial Group, Inc.		173,940	1,093,239
Mitsubishi UFJ Lease & Finance Co. Ltd.		710	18,095
Mitsui & Co. Ltd.		28,000	287,850
Mitsui Chemicals, Inc.		10,000	37,161
Mitsui Engineering & Shipbuilding Co. Ltd.		12,000	20,214
Mitsui Fudosan Co. Ltd.		13,000	216,739
Mitsui Mining & Smelting Co. Ltd.		12,000	25,457
Mitsui OSK Lines Ltd.		18,000	111,245
Mitsui Sumitomo Insurance Group Holdings, Inc.		6,300	200,347
Mitsumi Electric Co. Ltd.		1,700	29,768
Mizuho Financial Group, Inc.	†‡	152	432,106
Mizuho Trust & Banking Co. Ltd.		18,000	22,837
Murata Manufacturing Co. Ltd.		3,600	141,160
Namco Bandai Holdings, Inc.		4,150	45,486
NEC Corp.		29,000	98,112
NEC Electronics Corp.	*	300	2,841
NGK Insulators Ltd.		4,000	45,327
NGK Spark Plug Co. Ltd.		2,000	16,068
NHK Spring Co. Ltd.		2,000	7,388
Nidec Corp.		1,600	62,575
Nikon Corp.		5,000	60,013
Nintendo Co. Ltd.		1,600	611,442
Nippon Building Fund, Inc. REIT		7	76,943
Nippon Electric Glass Co. Ltd.		6,500	34,311
Nippon Express Co. Ltd.		14,000	59,012
Nippon Meat Packers, Inc.		3,000	45,666
Nippon Mining Holdings, Inc.		16,000	69,426
Nippon Oil Corp.		21,000	106,478
Nippon Paper Group, Inc.	‡	15	59,239
Nippon Sheet Glass Co. Ltd.	†	8,000	26,486
Nippon Steel Corp.	†	80,000	262,902
Nippon Telegraph & Telephone Corp.	‡	83	428,505
Nippon Yusen K.K.		18,000	110,965
Nipponkoa Insurance Co. Ltd.		9,000	70,018
Nishi-Nippon City Bank Ltd. (The)		16,000	46,537
Nissan Chemical Industries Ltd.		2,000	19,386
Nissan Motor Co. Ltd.		36,800	132,393
Nissay Dowa General Insurance Co. Ltd.		2,000	12,439
Nisshin Seifun Group, Inc.		2,200	29,054
Nisshin Steel Co. Ltd.		15,000	30,915
Nisshinbo Industries, Inc.		2,000	15,246

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Overseas
Equity Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Nissin Food Products Co. Ltd.		1,500	$52,273
Nitori Co. Ltd.		600	46,693
Nitto Denko Corp.		2,800	53,603
NOK Corp.		1,400	9,858
Nomura Holdings, Inc.		29,000	241,464
Nomura Real Estate Holdings, Inc.	†	600	11,970
Nomura Real Estate Office Fund, Inc. REIT		5	32,533
Nomura Research Institute Ltd.		2,250	42,921
NSK Ltd.		7,000	26,436
NTN Corp.		9,000	27,196
NTT Data Corp.		20	80,581
NTT DoCoMo, Inc.		245	482,237
NTT Urban Development Corp.		24	25,991
Obayashi Corp.		11,000	65,747
Obic Co. Ltd.		100	16,331
Odakyu Electric Railway Co. Ltd.		9,000	79,244
OJI Paper Co. Ltd.		13,000	76,429
Olympus Corp.		4,000	80,074
Omron Corp.		4,100	55,087
Ono Pharmaceutical Co. Ltd.		1,500	78,096
Onward Holdings Co. Ltd.		2,000	15,941
Oracle Corp. Japan		600	25,988
Oriental Land Co. Ltd.	†	700	57,470
ORIX Corp.		1,530	87,365
Osaka Gas Co. Ltd.		30,000	138,727
OSAKA Titanium Technologies Co.	†	200	5,041
Otsuka Corp.		200	9,109
Panasonic Corp.		29,000	356,475
Panasonic Electric Works Co. Ltd.		7,000	62,419
Promise Co. Ltd.		1,060	26,887
Rakuten, Inc.	*	94	59,849
Resona Holdings, Inc.	†‡	76	112,428
Ricoh Co. Ltd.		10,000	128,167
Rohm Co. Ltd.		1,500	75,730
Sankyo Co. Ltd.		800	40,359
Santen Pharmaceutical Co. Ltd.		1,100	33,240
Sanyo Electric Co. Ltd.	*†	26,000	48,637
Sapporo Hokuyo Holdings, Inc.	‡	4	15,400
Sapporo Holdings Ltd.	†	4,000	25,336
SBI Holdings, Inc.		260	40,139
Secom Co. Ltd.		3,500	180,609
Sega Sammy Holdings, Inc.	†	2,848	33,210
Seiko Epson Corp.	†	1,800	28,641
Sekisui Chemical Co. Ltd.		8,000	49,945
Sekisui House Ltd.		8,000	70,580
Seven & I Holdings Co. Ltd.		13,540	465,391
Seven Bank Ltd.		6	22,933
Sharp Corp.	†	15,000	108,127
Shikoku Electric Power Co., Inc.		2,700	91,031
Shimadzu Corp.		3,000	18,885
Shimamura Co. Ltd.		300	23,162
Shimano, Inc.	†	1,000	39,367
Shimizu Corp.		10,000	58,704
Shin-Etsu Chemical Co. Ltd.		6,200	286,139
Shinko Electric Industries Co. Ltd.	†	800	6,532
Shinko Securities Co. Ltd.		13,000	28,524
Shinsei Bank Ltd.		25,000	39,568
Shionogi & Co. Ltd.		5,000	129,125
Shiseido Co. Ltd.		5,000	$102,824
Shizuoka Bank Ltd. (The)		9,000	104,587
Showa Denko K.K.		22,000	31,865
Showa Shell Sekiyu K.K.		2,900	28,739
SMC Corp.		900	92,715
Softbank Corp.		12,200	221,567
Sojitz Corp.		17,200	28,745
Sompo Japan Insurance, Inc.		14,000	103,666
Sony Corp.		15,400	336,827
Sony Financial Holdings, Inc.		18	68,696
Square Enix Holdings Co., Ltd.		1,000	32,268
Stanley Electric Co. Ltd.		2,500	26,397
Sumco Corp.		1,900	24,138
Sumitomo Chemical Co. Ltd.		24,000	82,273
Sumitomo Corp.		18,000	159,647
Sumitomo Electric Industries Ltd.		12,600	97,539
Sumitomo Heavy Industries Ltd.		10,000	40,003
Sumitomo Metal Industries Ltd.		61,000	150,677
Sumitomo Metal Mining Co. Ltd.		9,000	96,278
Sumitomo Mitsui Financial Group, Inc.	†‡	104	431,373
Sumitomo Realty & Development Co. Ltd.		6,000	90,193
Sumitomo Rubber Industries, Inc.		1,900	16,538
Sumitomo Trust & Banking Co. Ltd. (The)	†	22,000	130,047
Suruga Bank Ltd.		4,000	39,738
Suzuken Co. Ltd.		960	28,619
Suzuki Motor Corp.		5,300	74,076
T&D Holdings, Inc.		3,200	135,443
Taiheiyo Cement Corp.		15,000	28,917
Taisei Corp.		13,000	35,835
Taisho Pharmaceutical Co. Ltd.		2,300	48,995
Taiyo Nippon Sanso Corp.		6,000	46,314
Takashimaya Co. Ltd.		6,000	45,600
Takeda Pharmaceutical Co. Ltd.		12,920	673,421
Takefuji Corp.		2,390	19,609
TDK Corp.		2,000	73,893
Teijin Ltd.	†	13,000	36,927
Terumo Corp.		2,800	131,168
THK Co. Ltd.		1,600	16,838
Tobu Railway Co. Ltd.	†	13,000	77,670
Toho Co. Ltd.		1,400	30,126
Toho Gas Co. Ltd.		7,000	46,190
Tohoku Electric Power Co., Inc.		6,700	181,243
Tokio Marine Holdings, Inc.		10,700	317,035
Tokuyama Corp.		3,000	25,435
Tokyo Broadcasting System, Inc.		200	3,051
Tokyo Electric Power Co., Inc. (The)		19,200	640,929
Tokyo Electron Ltd.		3,000	105,612
Tokyo Gas Co. Ltd.		36,000	182,480
Tokyo Steel Manufacturing Co. Ltd.		1,300	13,640
Tokyo Tatemono Co. Ltd.		4,000	18,332
Tokyu Corp.		17,000	85,711
Tokyu Land Corp.		9,000	34,498
TonenGeneral Sekiyu K.K.	†	4,000	40,081
Toppan Printing Co. Ltd.		8,000	61,803
Toray Industries, Inc.	†	19,000	96,694
Toshiba Corp.	†	50,000	205,740
Tosoh Corp.		9,000	22,213

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Overseas
Equity Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
TOTO Ltd.	†	3,000	$18,959
Toyo Seikan Kaisha Ltd.		3,300	57,202
Toyo Suisan Kaisha Ltd.		1,000	28,816
Toyoda Gosei Co. Ltd.		900	10,597
Toyota Boshoku Corp.		1,400	11,407
Toyota Industries Corp.		2,700	58,161
Toyota Motor Corp.		43,400	1,434,730
Toyota Tsusho Corp.		4,300	46,293
Trend Micro, Inc.	*†	2,000	70,246
Tsumura & Co.		800	29,694
Ube Industries Ltd.		19,000	53,374
Unicharm Corp.		500	37,616
UNY Co. Ltd.		2,000	22,132
Ushio, Inc.		2,600	34,352
USS Co. Ltd.		350	18,572
West Japan Railway Co.		27	123,024
Yahoo! Japan Corp.		237	97,244
Yakult Honsha Co. Ltd.		1,900	40,654
Yamada Denki Co. Ltd.		1,400	97,862
Yamaguchi Financial Group, Inc.		3,000	33,739
Yamaha Corp.		3,700	34,399
Yamaha Motor Co. Ltd.		2,900	30,515
Yamato Holdings Co. Ltd.		7,000	91,538
Yamato Kogyo Co. Ltd.		700	18,945
Yamazaki Baking Co. Ltd.		2,000	30,767
Yaskawa Electric Corp.		5,000	20,195
Yokogawa Electric Corp.		3,400	22,375
			31,774,875
Luxembourg—0.4%
ArcelorMittal		13,636	330,528
Millicom International Cellular SDR		1,019	48,148
SES SA FDR		4,413	85,526
Tenaris SA		6,784	70,510
			534,712
Netherlands—4.5%
Aegon NV		21,322	134,598
Akzo Nobel NV		4,069	167,838
ASML Holding NV		7,336	132,247
Corio NV REIT		518	23,853
European Aeronautic Defence and Space Co. NV		5,186	87,827
Fugro NV		1,178	33,859
Heineken Holding NV		1,582	45,189
Heineken NV		4,091	125,253
ING Groep NV		31,198	343,364
James Hardie Industries NV		6,561	21,488
Koninklijke Ahold NV		19,434	239,484
Koninklijke Boskalis Westminster NV		621	14,488
Koninklijke DSM NV		2,207	56,634
Koninklijke KPN NV		28,058	407,920
Koninklijke Philips Electronics NV		15,744	312,152
Randstad Holding NV		1,746	35,632
Reed Elsevier NV		9,755	115,981
Royal Dutch Shell plc, Class A		56,157	1,475,417
Royal Dutch Shell plc, Class B		42,887	1,087,117
SBM Offshore NV	†	2,337	30,703
SNS Reaal		1,725	9,481
TNT NV		6,285	122,089
Unilever NV		25,618	$620,929
Wolters Kluwer NV		4,949	93,836
			5,737,379
New Zealand—0.1%
Auckland International Airport Ltd.		8,084	7,670
Contact Energy Ltd.		5,052	21,718
Fletcher Building Ltd.	†	10,277	34,627
Sky City Entertainment Group Ltd.		8,062	14,750
Telecom Corp of New Zealand Ltd.		27,345	36,752
			115,517
Norway—0.6%
Aker Solutions ASA	†	3,235	21,395
DnB NOR ASA		10,049	39,871
Norsk Hydro ASA		11,436	46,595
Orkla ASA	†	12,151	80,849
Renewable Energy Corp. AS	*†	2,650	25,384
StatoilHydro ASA		20,270	339,012
Telenor ASA		12,825	86,522
Yara International ASA		3,275	72,039
			711,667
Portugal—0.3%
Banco Comercial Portugues SA (Registered)	*†	34,512	39,399
Banco Espirito Santo SA (Registered)		3,113	28,994
Brisa		4,620	34,630
Cimpor Cimentos de Portugal SGPS SA		4,428	21,501
Energias de Portugal SA		31,876	119,917
Galp Energia SGPS SA, Class B		2,567	25,773
Jeronimo Martins SGPS SA		3,626	20,139
Portugal Telecom SGPS SA (Registered)	†	9,442	80,803
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA		3,994	20,720
			391,876
Singapore—1.0%
Ascendas Real Estate Investment Trust REIT		7,300	7,023
CapitaLand Ltd.		23,000	50,184
CapitaMall Trust REIT		22,000	24,481
City Developments Ltd.		10,000	44,740
ComfortDelgro Corp. Ltd.		37,000	37,481
Cosco Corp. Singapore Ltd.		18,000	12,033
DBS Group Holdings Ltd.		19,000	111,917
Fraser and Neave Ltd.		15,000	31,014
Golden Agri-Resources Ltd.		83,000	13,678
Jardine Cycle & Carriage Ltd.		1,000	6,651
Keppel Corp. Ltd.		20,000	60,722
Neptune Orient Lines Ltd.		4,000	3,143
Olam International Ltd.		6,600	5,321
Oversea-Chinese Banking Corp. Ltd.		40,600	141,169
Parkway Holdings Ltd.		15,000	13,000
SembCorp Industries Ltd.		10,340	16,868
SembCorp Marine Ltd.		21,000	24,751
Singapore Airlines Ltd.		8,400	66,066

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Overseas
Equity Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Singapore Exchange Ltd.		15,000	$53,433
Singapore Press Holdings Ltd.		24,500	53,124
Singapore Technologies Engineering Ltd.		26,000	43,056
Singapore Telecommunications Ltd.		125,159	223,040
United Overseas Bank Ltd.		20,000	180,740
UOL Group Ltd.		13,000	20,233
Wilmar International Ltd.		10,000	19,593
			1,263,461
Spain—4.5%
Abertis Infraestructuras SA		4,221	75,650
Acciona SA		445	56,583
Acerinox SA	†	2,413	39,223
ACS Actividades de Construccion y Servicios SA		2,962	137,545
Banco Bilbao Vizcaya Argentaria SA		56,052	694,506
Banco de Sabadell SA	†	13,655	93,480
Banco de Valencia SA		3,209	34,330
Banco Popular Espanol SA	†	13,647	118,369
Banco Santander SA		2,057	18,648
Banco Santander SA (Chicago Exchange)		125,812	1,215,432
Bankinter SA		3,604	32,599
Cintra Concesiones de Infraestructuras de Transporte SA		3,122	23,691
Criteria Caixacorp SA		11,251	44,884
EDP Renovaveis SA	*	3,100	21,682
Enagas		2,796	61,739
Fomento de Construcciones y Contratas SA		687	22,846
Gamesa Corp. Tecnologica SA		2,739	49,941
Gas Natural SDG SA		1,797	48,895
Gestevision Telecinco SA		2,112	22,750
Grifols SA		1,686	29,542
Grupo Ferrovial SA	†	1,190	33,195
Iberdrola Renovables SA	*	11,579	50,481
Iberdrola SA		55,136	513,962
Iberia Lineas Aereas de Espana		9,947	28,055
Inditex SA	†	3,636	161,914
Indra Sistemas SA	†	1,576	36,174
Mapfre SA	†	13,081	44,612
Red Electrica SA		1,709	87,119
Repsol YPF SA		11,477	245,036
Sacyr Vallehermoso SA	†	1,480	13,418
Telefonica SA		67,482	1,523,184
Union Fenosa SA		5,774	144,670
Zardoya Otis SA	†	1,700	30,555
			5,754,710
Sweden—1.9%
Alfa Laval AB	†	5,944	53,065
Assa Abloy AB, Class B	†	4,945	57,506
Atlas Copco AB, Class A	†	10,605	93,308
Atlas Copco AB, Class B		6,758	52,913
Electrolux AB, Series B	†	4,438	38,833
Getinge AB, Class B	†	3,096	37,568
Hennes & Mauritz AB, Class B	†	8,223	327,071
Holmen AB, Class B		741	18,543
Husqvarna AB, Class B	†	3,553	19,116
Investor AB, Class B	†	6,722	102,531
Lundin Petroleum AB	*	2,845	15,268
Modern Times Group AB, Class B		680	$14,887
Nordea Bank AB		32,189	229,434
Sandvik AB		16,020	102,901
Scania AB, Class B		5,968	60,726
Securitas AB, Class B		4,466	37,599
Skandinaviska Enskilda Banken AB, Class A	†	7,991	64,505
Skanska AB, Class B	†	5,991	61,448
SKF AB, Class B		6,189	62,980
Ssab Svenskt Stal AB, Series A	†	2,460	21,815
Ssab Svenskt Stal AB, Series B		669	5,578
Svenska Cellulosa AB, Class B		8,753	75,997
Svenska Handelsbanken AB, Class A		7,663	126,717
Swedbank AB, Class A	†	5,327	31,465
Swedish Match AB		4,102	59,220
Tele2 AB, Class B		4,495	40,677
Telefonaktiebolaget LM Ericsson, Class B		47,778	372,472
TeliaSonera AB		34,854	175,526
Volvo AB, Class A		6,453	37,220
Volvo AB, Class B	†	17,694	100,693
			2,497,582
Switzerland—8.2%
ABB Ltd. (Registered)	*	34,602	527,685
Actelion Ltd. (Registered)	*	1,560	88,252
Adecco SA (Registered)		1,700	58,198
Aryzta AG	*	1,296	41,643
Baloise Holding AG (Registered)		677	51,126
BKW FMB Energie AG		225	21,728
Compagnie Financiere Richemont SA (A Bearer Shares)		8,353	159,157
Credit Suisse Group AG (Registered)		16,871	472,803
EFG International AG		542	9,686
Geberit AG (Registered)		650	70,298
Givaudan SA (Registered)		95	75,069
Holcim Ltd. (Registered)		3,416	197,718
Julius Baer Holding AG (Registered)		3,520	136,426
Kuehne + Nagel International AG (Registered)		743	48,123
Lindt & Spruengli AG (Participation Certificate)		17	31,808
Lindt & Spruengli AG (Registered)		2	43,025
Logitech International SA (Registered)	*†	2,953	46,343
Lonza Group AG (Registered)	†	741	68,699
Nestle SA (Registered)		60,727	2,404,677
Nobel Biocare Holding AG (Registered)	†	2,035	42,022
Novartis AG (Registered)		37,433	1,874,700
OC Oerlikon Corp. AG (Registered)	*†	92	$6,153
Pargesa Holding SA (Bearer)		356	23,792
Roche Holding AG (Genusschein)		11,076	1,714,754
Schindler Holding AG (Bearer Participation Certificates)		697	31,978
SGS SA (Registered)	†	84	87,852
Sonova Holding AG		891	54,153
STMicroelectronics NV	†	9,789	65,651
Straumann Holding AG (Registered)		152	26,945

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Overseas
Equity Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Sulzer AG (Registered)		434	$25,045
Swatch Group AG (The) (Bearer)		499	70,377
Swatch Group AG (The) (Registered)		698	19,236
Swiss Life Holding AG	*	529	36,683
Swiss Reinsurance (Registered)		5,201	254,670
Swisscom AG (Registered)		356	115,481
Syngenta AG (Registered)		1,619	314,516
UBS AG (Registered)	*	46,640	678,581
Xstrata plc		9,728	91,028
Zurich Financial Services AG (Registered)		2,280	498,136
			10,584,217
United Kingdom—17.1%
3i Group plc		6,812	26,676
Admiral Group plc		2,865	37,818
AMEC plc		4,597	33,187
Anglo American plc		20,700	483,078
Antofagasta plc		5,660	35,455
Associated British Foods plc		5,113	53,826
AstraZeneca plc (London Exchange)		22,926	937,911
Aviva plc		40,531	229,668
BAE Systems plc		55,674	302,986
Balfour Beatty plc		8,544	41,331
Barclays plc		127,194	289,097
Berkeley Group Holdings plc	*	994	12,605
BG Group plc		52,992	733,492
BHP Billiton plc		34,644	671,939
BP plc		296,340	2,287,574
British Airways plc		10,357	27,375
British American Tobacco plc		29,756	776,239
British Energy Group plc		16,175	181,256
British Land Co. plc REIT		7,406	59,339
British Sky Broadcasting Group plc		18,337	129,494
BT Group plc		117,529	236,363
Bunzl plc		6,330	54,016
Burberry Group plc		5,836	18,895
Cable & Wireless plc		41,185	93,141
Cadbury plc		20,933	184,973
Cairn Energy plc	*	1,827	53,510
Capita Group plc (The)		10,792	115,765
Carnival plc		2,625	57,971
Carphone Warehouse Group plc		9,216	12,077
Centrica plc		80,196	308,739
Cobham plc		16,259	48,600
Compass Group plc		31,270	155,964
Daily Mail & General Trust, Class A		5,678	22,408
Diageo plc		39,997	561,992
Drax Group plc		5,455	44,282
Eurasian Natural Resources Corp.		5,453	26,092
Firstgroup plc		6,943	43,908
Friends Provident plc		34,247	43,775
G4S plc		21,040	62,656
GKN plc		12,327	17,163
GlaxoSmithKline plc		83,144	1,546,289
Hammerson plc REIT		4,335	33,581
Hays plc		22,745	22,983
HBOS plc		81,131	83,985
Home Retail Group plc		15,769	48,670
HSBC Holdings plc		190,593	$1,865,367
ICAP plc		8,924	37,670
IMI plc		4,190	16,643
Imperial Tobacco Group plc		15,735	420,297
Intercontinental Hotels Group plc		4,710	38,858
International Power plc		24,040	83,773
Invensys plc	*	15,349	38,792
Investec plc		7,041	29,073
ITV plc		54,763	31,597
J. Sainsbury plc		16,294	77,755
Johnson Matthey plc		2,718	43,254
Kazakhmys plc		2,945	10,053
Kingfisher plc		35,258	69,456
Ladbrokes plc		10,175	27,330
Land Securities Group plc REIT		7,065	94,985
Legal & General Group plc		93,245	104,222
Liberty International plc REIT		3,441	23,824
Lloyds TSB Group plc		91,733	173,625
Logica plc		23,317	23,441
London Stock Exchange Group plc		2,311	17,335
Lonmin plc		2,297	30,616
Man Group plc		27,453	94,443
Marks & Spencer Group plc		24,900	78,050
Meggitt plc		11,533	26,778
National Express Group plc		2,122	15,259
National Grid plc		39,363	388,963
Next plc		2,866	45,037
Old Mutual plc		78,626	63,195
Pearson plc		12,875	121,351
Prudential plc		39,167	237,753
Reckitt Benckiser Group plc		9,313	348,966
Reed Elsevier plc		17,798	130,670
Rexam plc		9,593	49,100
Rio Tinto plc		15,854	352,380
Rolls-Royce Group plc	*	29,035	142,036
Royal Bank of Scotland Group plc		280,810	206,712
RSA Insurance Group plc		54,123	107,852
SABMiller plc		14,580	244,839
Sage Group plc (The)		23,751	58,811
Schroders plc		2,678	33,688
Scottish & Southern Energy plc		13,822	243,700
Segro plc REIT		6,198	22,096
Serco Group plc		9,839	64,406
Severn Trent plc		4,129	71,556
Shire plc		8,436	124,262
Smith & Nephew plc		14,645	93,530
Smiths Group plc		6,367	81,816
Stagecoach Group plc		7,725	15,890
Standard Chartered plc		30,097	385,122
Standard Life plc		35,072	102,382
Tate & Lyle plc		8,459	49,288
Tesco plc		124,535	648,456
Thomas Cook Group plc		10,332	26,421
Thomson Reuters plc		3,300	73,537
Tomkins plc		10,336	18,609
TUI Travel plc		9,107	30,869
Tullow Oil plc		11,565	110,725
Unilever plc		20,172	463,346
United Business Media Ltd.		3,166	23,392
United Utilities Group plc		10,919	99,145
Vedanta Resources plc		2,066	18,552
Vodafone Group plc		838,168	1,716,274
Whitbread plc		2,750	36,653

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Overseas
Equity Index Fund

			Shares	Value
COMMON STOCKS—(Continued)
Wm. Morrison Supermarkets plc			36,417	$147,611
Wolseley plc			11,133	62,017
WPP plc			15,621	91,341
				22,072,989
United States—0.1%
Synthes, Inc.			987	125,157
TOTAL COMMON STOCKS
(Cost $173,761,572)				124,813,721

CONVERTIBLE PREFERRED STOCKS—0.0%
Germany—0.0%
Bayerische Motoren Werke AG
(Cost $29,373)			620	12,110

PREFERRED STOCKS—0.3%
Germany—0.3%
Fresenius SE			1,113	65,317
Henkel AG & Co. KGaA		†	2,868	89,851
Porsche Automobil Holding SE			1,500	117,412
RWE AG (Non-Voting)			487	36,747
Volkswagen AG		†	1,699	91,581
				400,908
Italy—0.0%
Unipol Gruppo Finanziario SpA			16,591	18,290
TOTAL PREFERRED STOCKS
(Cost $590,236)				419,198

RIGHTS—0.0%
Belgium—0.0%
Fortis, Expires 07/01/2014		*‡d	34,845	—
Singapore—0.0%
DBS Group Holdings Ltd., Expires 01/20/2009		*‡	9,500	19,781
United Kingdom—0.0%
HBOS plc, Expires 01/9/2009		*‡d	112,277	—
Lloyds TSB Group plc, Expires 01/09/2009		*‡d	39,876	—
				—
TOTAL RIGHTS
(Cost $—)				19,781

Coupon Rate	Maturity Date	Face	Value
U.S. TREASURY OBLIGATIONS—0.4%
U.S. Treasury Bills—0.4%
U.S. Treasury Bill
0.243%	06/18/2009
(Cost $489,443) ‡‡		$490,000	$489,661

		Shares	Value
CASH EQUIVALENTS—8.7%
Institutional Money Market Funds—4.4%
AIM Short-Term Investments Trust Prime Assets Portfolio	††	3,446,588	3,446,588
Fidelity Institutional Money Market: Money Market Portfolio–Institutional Class		2,184,946	2,184,946
			5,631,534

Coupon Rate	Maturity Date		Face	Value

Certificates of Deposit—2.4%
Allied Irish Banks plc/New York
1.000%	01/20/2009	††	$500,000	500,000
Bayerische Landesbank/New York
2.750%	01/12/2009	††	500,000	500,000
Credit Industriel et Commercial
2.240%	03/17/2009	††	500,000	500,000
HSH Nordbank AG
1.850%	01/20/2009	††	500,022	500,022
Landesbank Hessen-Thueringen Girozentrale/New York
3.050%	01/02/2009	††	500,000	500,000
Norinchukin Bank/New York
1.650%	01/12/2009	††	600,000	600,000
				3,100,022
Medium Term Notes—0.7%
General Electric Capital Corp.
3.565%	10/26/2009	#††	406,157	406,157
Royal Bank of Scotland Group plc
3.655%	01/30/2009	††	502,746	502,746
				908,903
Time Deposits—1.2%
Banco Popular Espanol SA
3.120%	01/05/2009	††	500,000	500,000
Danske Bank A/S
2.000%	02/11/2009	††	500,000	500,000
Raiffeisen Zentralbank Oesterreich AG
1.750%	01/20/2009	††	500,000	500,000
				1,500,000
TOTAL CASH EQUIVALENTS
(Cost $11,140,459)				11,140,459
TOTAL INVESTMENTS—106.3%
(Cost $186,011,083)				136,894,930
Other assets less liabilities—(6.3%)				(8,154,956)
NET ASSETS—100.0%				$128,739,974

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Vantagepoint Overseas
Equity Index Fund

Notes to the Schedule of Investments:
FDR	Fiduciary Depositary Receipt
REIT	Real Estate Investment Trust
RNC	Risparmio Non-Convertible Savings Shares
SDR	Swedish Depository Receipt
VVPR	Verlaagde Vooheffing Precompte Reduit
†	Denotes all or a portion of security on loan.
*	Non-income producing.
‡	Security valued at fair value as determined by policies approved by the board of directors.
d	Security has no market value at 12/31/2008.
‡‡	Security has been pledged as collateral for futures contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.
#	Rate is subject to change. Rate shown reflects current rate.

Percentage of Portfolio by Industry (unaudited):

COMMON STOCKS
Commercial Banks	11.5%
Pharmaceuticals	8.2%
Oil, Gas & Consumable Fuels	8.0%
Insurance	4.8%
Electric Utilities	4.5%
Diversified Telecommunication Services	4.5%
Metals & Mining	3.9%
Food Products	3.8%
Automobiles	3.0%
Chemicals	2.7%
Food & Staples Retailing	2.4%
Wireless Telecommunication Services	2.2%
Multi-Utilities	2.1%
Capital Markets	2.0%
Machinery	1.9%
Media	1.7%
Industrial Conglomerates	1.5%
Real Estate Management & Development	1.5%
Beverages	1.5%
Electrical Equipment	1.4%
Tobacco	1.2%
Road & Rail	1.2%
Software	1.1%
Electronic Equipment, Instruments & Components	1.1%
Communications Equipment	1.1%
Diversified Financial Services	1.0%
Real Estate Investment Trusts (REIT)	1.0%
Household Durables	0.9%
Construction & Engineering	0.9%
Trading Companies & Distributors	0.9%
Specialty Retail	0.8%
Hotels, Restaurants & Leisure	0.8%
Textiles, Apparel & Luxury Goods	0.8%
Aerospace & Defense	0.7%
Office Electronics	0.6%
Auto Components	0.6%
Health Care Equipment & Supplies	0.6%
Construction Materials	0.6%
Household Products	0.5%
Building Products	0.5%
Gas Utilities	0.5%
Commercial Services & Supplies	0.5%
Air Freight & Logistics	0.4%
Semiconductors & Semiconductor Equipment	0.4%
Marine	0.4%
Computers & Peripherals	0.4%
Transportation Infrastructure	0.4%
Personal Products	0.4%
Multiline Retail	0.3%
Paper & Forest Products	0.3%
Biotechnology	0.3%
IT Services	0.3%
Airlines	0.3%
Professional Services	0.3%
Energy Equipment & Services	0.3%
Consumer Finance	0.2%
Leisure Equipment & Products	0.2%
Health Care Providers & Services	0.2%
Independent Power Producers & Energy Traders	0.2%
Internet Software & Services	0.1%
Internet & Catalog Retail	0.1%
Water Utilities	0.1%
Life Sciences Tools & Services	0.1%
Distributors	0.1%
Containers & Packaging	0.1%
Diversified Consumer Services	0.0%
96.9%

CONVERTIBLE PREFERRED STOCKS
Automobiles	0.0%
PREFERRED STOCKS
Automobiles	0.2%
Household Products	0.1%
Insurance	0.0%
Multi-Utilities	0.0%
Health Care Equipment & Supplies	0.0%
0.3%
RIGHTS
Commercial Banks	0.0%
Diversified Financial Services	0.0%
0.0%
TOTAL COMMON STOCKS/ PREFERRED STOCKS/RIGHTS	97.2%
CASH EQUIVALENTS
Institutional Money Market Funds	4.4%
Certificates of Deposit	2.4%
Time Deposits	1.2%
Medium Term Notes	0.7%
U.S. TREASURY OBLIGATIONS
U.S. Treasury Bills	0.4%
TOTAL CASH EQUIVALENTS/ U.S. TREASURY OBLIGATIONS	9.1%
TOTAL INVESTMENTS	106.3%
Other assets less liabilities	(6.3%)
TOTAL NET ASSETS	100.0%

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint Model
Portfolio Savings
Oriented Fund

	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	3,382,086	$33,178,268
Vantagepoint Diversified Assets Fund	2,709,199	25,141,367
Vantagepoint Equity Income Fund	4,550,446	26,347,085
Vantagepoint Growth & Income Fund	4,066,549	26,147,911
Vantagepoint Inflation Protected Securities Fund	2,320,922	22,930,714
Vantagepoint International Fund	1,943,995	13,491,324
Vantagepoint Low Duration Bond Fund	11,723,841	108,797,245
		256,033,914
TOTAL INVESTMENTS—100.0%
(Cost $296,094,512)		256,033,914
Other assets less liabilities—(0.0%)		(63,903)
NET ASSETS—100.0%		$255,970,011

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint Model
Portfolio Conservative
Growth Fund

	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Aggressive Opportunities Fund	2,214,921	$13,998,301
Vantagepoint Core Bond Index Fund Class I	9,348,938	91,713,081
Vantagepoint Diversified Assets Fund	4,706,953	43,680,521
Vantagepoint Equity Income Fund	8,712,840	50,447,344
Vantagepoint Growth & Income Fund	6,396,097	41,126,904
Vantagepoint Growth Fund	4,558,901	26,943,108
Vantagepoint Inflation Protected Securities Fund	2,899,629	28,648,338
Vantagepoint International Fund	5,415,580	37,584,124
Vantagepoint Low Duration Bond Fund	10,886,463	101,026,377
Vantagepoint Select Value Fund	2,365,666	14,359,594
		449,527,692
TOTAL INVESTMENTS—100.0%
(Cost $534,494,876)		449,527,692
Other assets less liabilities—(0.0%)		(95,184)
NET ASSETS—100.0%		$449,432,508

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint Model
Portfolio Traditional
Growth Fund

	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Aggressive Opportunities Fund	9,544,741	$60,322,764
Vantagepoint Core Bond Index Fund Class I	19,334,561	189,672,046
Vantagepoint Discovery Fund	6,176,404	33,723,168
Vantagepoint Diversified Assets Fund	11,193,937	103,879,731
Vantagepoint Equity Income Fund	22,348,329	129,396,827
Vantagepoint Growth & Income Fund	20,018,840	128,721,142
Vantagepoint Growth Fund	17,888,846	105,723,081
Vantagepoint Inflation Protected Securities Fund	4,179,249	41,290,975
Vantagepoint International Fund	19,361,230	134,366,937
Vantagepoint Low Duration Bond Fund	8,941,922	82,981,038
Vantagepoint Select Value Fund	10,244,266	62,182,696
		1,072,260,405
TOTAL INVESTMENTS—100.0%
(Cost $1,351,207,687)		1,072,260,405
Other assets less liabilities—(0.0%)		(184,394)
NET ASSETS—100.0%		$1,072,076,011

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint Model
Portfolio Long-Term
Growth Fund

	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Aggressive Opportunities Fund	16,290,511	$102,956,030
Vantagepoint Core Bond Index Fund Class I	18,046,141	177,032,641
Vantagepoint Discovery Fund	10,207,255	55,731,615
Vantagepoint Diversified Assets Fund	12,678,400	117,655,550
Vantagepoint Equity Income Fund	26,877,729	155,622,051
Vantagepoint Growth & Income Fund	24,096,123	154,938,073
Vantagepoint Growth Fund	22,901,430	135,347,449
Vantagepoint International Fund	28,620,303	198,624,902
Vantagepoint Select Value Fund	17,444,912	105,890,616
		1,203,798,927
TOTAL INVESTMENTS—100.0%
(Cost $1,614,248,774)		1,203,798,927
Other assets less liabilities—(0.0%)		(203,051)
NET ASSETS—100.0%		$1,203,595,876

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint Model
Portfolio All-Equity
Growth Fund

	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Aggressive Opportunities Fund	5,782,116	$36,542,971
Vantagepoint Discovery Fund	6,506,034	35,522,947
Vantagepoint Equity Income Fund	11,841,213	68,560,623
Vantagepoint Growth & Income Fund	10,016,349	64,405,123
Vantagepoint Growth Fund	10,794,229	63,793,893
Vantagepoint International Fund	11,459,107	79,526,203
Vantagepoint Select Value Fund	6,160,306	37,393,059
		385,744,819
TOTAL INVESTMENTS—100.0%
(Cost $620,831,546)		385,744,819
Other assets less liabilities—(0.0%)		(87,923)
NET ASSETS—100.0%		$385,656,896

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint
Milestone Retirement
Income Fund

	Shares	Value
AFFILIATED MUTUAL FUNDS—100.1%
Vantagepoint Core Bond Index Fund Class I	481,204	$4,720,607
Vantagepoint Diversified Assets Fund	463,259	4,299,045
Vantagepoint Equity Income Fund	922,048	5,338,659
Vantagepoint Growth & Income Fund	826,869	5,316,769
Vantagepoint Inflation Protected Securities Fund	388,516	3,838,541
Vantagepoint International Fund	378,067	2,623,785
Vantagepoint Low Duration Bond Fund	1,854,668	17,211,320
		43,348,726
TOTAL INVESTMENTS—100.1%
(Cost $51,761,063)		43,348,726
Other assets less liabilities—(0.1%)		(25,565)
NET ASSETS—100.0%		$43,323,161

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint
Milestone 2010 Fund

	Shares	Value
AFFILIATED MUTUAL FUNDS—100.1%
Vantagepoint Core Bond Index Fund Class I	721,274	$7,075,695
Vantagepoint Diversified Assets Fund	692,213	6,423,741
Vantagepoint Equity Income Fund	1,602,421	9,278,017
Vantagepoint Growth & Income Fund	1,192,695	7,669,028
Vantagepoint Growth Fund	312,592	1,847,419
Vantagepoint Inflation Protected Securities Fund	519,714	5,134,770
Vantagepoint International Fund	728,029	5,052,524
Vantagepoint Low Duration Bond Fund	2,290,116	21,252,275
Vantagepoint Mid/Small Company Index Fund Class I	147,171	1,349,557
		65,083,026
TOTAL INVESTMENTS—100.1%
(Cost $81,019,412)		65,083,026
Other assets less liabilities—(0.1%)		(40,059)
NET ASSETS—100.0%		$65,042,967

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint
Milestone 2015 Fund

	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	1,766,713	$17,331,455
Vantagepoint Diversified Assets Fund	1,268,926	11,775,629
Vantagepoint Equity Income Fund	3,904,446	22,606,743
Vantagepoint Growth & Income Fund	2,064,491	13,274,676
Vantagepoint Growth Fund	1,504,535	8,891,803
Vantagepoint Inflation Protected Securities Fund	464,757	4,591,804
Vantagepoint International Fund	1,936,893	13,442,039
Vantagepoint Low Duration Bond Fund	2,228,218	20,677,862
Vantagepoint Mid/Small Company Index Fund Class I	839,969	7,702,519
		120,294,530
TOTAL INVESTMENTS—100.0%
(Cost $161,741,968)		120,294,530
Other assets less liabilities—(0.0%)		(45,643)
NET ASSETS—100.0%		$120,248,887

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint
Milestone 2020 Fund

	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	2,099,059	$20,591,769
Vantagepoint Diversified Assets Fund	1,187,960	11,024,269
Vantagepoint Equity Income Fund	4,229,890	24,491,065
Vantagepoint Growth & Income Fund	2,037,969	13,104,140
Vantagepoint Growth Fund	1,602,865	9,472,933
Vantagepoint International Fund	2,096,182	14,547,500
Vantagepoint Low Duration Bond Fund	951,545	8,830,337
Vantagepoint Mid/Small Company Index Fund Class I	1,136,509	10,421,783
		112,483,796
TOTAL INVESTMENTS—100.0%
(Cost $154,276,019)		112,483,796
Other assets less liabilities—(0.0%)		(43,885)
NET ASSETS—100.0%		$112,439,911

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint
Milestone 2025 Fund

	Shares	Value
AFFILIATED MUTUAL FUNDS—100.1%
Vantagepoint Core Bond Index Fund Class I	1,254,903	$12,310,603
Vantagepoint Diversified Assets Fund	856,612	7,949,358
Vantagepoint Equity Income Fund	3,245,734	18,792,798
Vantagepoint Growth & Income Fund	1,653,233	10,630,288
Vantagepoint Growth Fund	1,288,658	7,615,971
Vantagepoint International Fund	1,751,451	12,155,072
Vantagepoint Low Duration Bond Fund	257,900	2,393,312
Vantagepoint Mid/Small Company Index Fund Class I	1,037,196	9,511,092
		81,358,494
TOTAL INVESTMENTS—100.1%
(Cost $116,107,719)		81,358,494
Other assets less liabilities—(0.1%)		(41,800)
NET ASSETS—100.0%		$81,316,694

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint
Milestone 2030 Fund

	Shares	Value
AFFILIATED MUTUAL FUNDS—100.1%
Vantagepoint Core Bond Index Fund Class I	848,551	$8,324,287
Vantagepoint Diversified Assets Fund	559,611	5,193,189
Vantagepoint Equity Income Fund	2,786,814	16,135,654
Vantagepoint Growth & Income Fund	1,457,996	9,374,913
Vantagepoint Growth Fund	1,161,291	6,863,228
Vantagepoint International Fund	1,556,046	10,798,961
Vantagepoint Mid/Small Company Index Fund Class I	1,039,416	9,531,441
		66,221,673
TOTAL INVESTMENTS—100.1%
(Cost $95,741,496)		66,221,673
Other assets less liabilities—(0.1%)		(39,154)
NET ASSETS—100.0%		$66,182,519

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint
Milestone 2035 Fund

	Shares	Value
AFFILIATED MUTUAL FUNDS—100.1%
Vantagepoint Core Bond Index Fund Class I	415,843	$4,079,417
Vantagepoint Diversified Assets Fund	119,240	1,106,548
Vantagepoint Equity Income Fund	1,637,692	9,482,236
Vantagepoint Growth & Income Fund	852,339	5,480,541
Vantagepoint Growth Fund	719,256	4,250,802
Vantagepoint International Fund	937,268	6,504,643
Vantagepoint Mid/Small Company Index Fund Class I	709,704	6,507,990
		37,412,177
TOTAL INVESTMENTS—100.1%
(Cost $56,027,895)		37,412,177
Other assets less liabilities—(0.1%)		(37,293)
NET ASSETS—100.0%		$37,374,884

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2008

Vantagepoint
Milestone 2040 Fund

	Shares	Value
AFFILIATED MUTUAL FUNDS—100.1%
Vantagepoint Core Bond Index Fund Class I	384,800	$3,774,889
Vantagepoint Equity Income Fund	1,705,574	9,875,272
Vantagepoint Growth & Income Fund	884,860	5,689,650
Vantagepoint Growth Fund	770,577	4,554,113
Vantagepoint International Fund	985,086	6,836,498
Vantagepoint Mid/Small Company Index Fund Class I	796,955	7,308,075
		38,038,497
TOTAL INVESTMENTS—100.1%
(Cost $57,078,983)		38,038,497
Other assets less liabilities—(0.1%)		(37,349)
NET ASSETS—100.0%		$38,001,148

See accompanying notes to financial statements.

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Item 2 (Code of Ethics):

Sub-item 2a. The board of directors of the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, and to persons performing similar functions.

Sub-item 2c. Changes were made to the Code of Ethics to clarify the reporting requirements for gifts, to require brokerage account numbers and addresses for quarterly and annual reporting of personal securities trading activities and to expand sanctions for violating the Code of Ethics. In addition, the Code of Ethics was revised to reflect the implementation of an automated system to facilitate all required reporting under the Code of Ethics.

Sub-item 2d. Not applicable.

Sub-item 2e. Not applicable.

Sub-item 2f. Not applicable.

Item 3 (Audit Committee Financial Expert): Two members of the audit committee of the registrant have been determined by its board of directors to be audit committee financial experts. The audit committee financial experts of the registrant are Arthur Lynch and Anthony Calhoun, both of whom are independent under the applicable rules.

Item 4 (Principal Accountant Fees and Services):

Sub-item 4a (Audit Fees). The aggregate fees billed for professional services rendered by the registrant’s principal accountant, PricewaterhouseCoopers LLP, for audits of the registrant’s financial statements were $481,170 and $396,328 in 2008 and 2007, respectively.

Sub-item 4b (Audit Related Fees). Not applicable.

Sub-item 4c (Tax Fees). The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning were $140,887 and $134,178 in 2008 and 2007, respectively. These services covered preparation of the registrant’s income tax and excise tax returns, and also included related tax provision work.

Sub-item 4d (All Other Fees). Not applicable.

Sub-item 4e (1). The registrant’s audit committee pre-approves all audit and non-audit services to be performed by the registrant’s accountant before they are engaged to perform such services.

Sub-item 4e (2). The registrant’s audit committee approved 100% of the services described in Sub-item 4c.

Sub-item 4f. Not applicable.

Sub-item 4g. Not applicable.

Sub-item 4h. Not applicable.

Item 5 (Audit Committee of Listed Registrants): Not applicable to this registrant.

Item 6 (Investments):

Sub-item 6a. Not applicable; included under Item 1 above.

Sub-item 6b. Not applicable; the registrant did not divest itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7 (Disclosure of Proxy Voting Policies & Procedures for Closed-end Management Investment Companies): Not applicable to this registrant.

Item 8 (Portfolio Managers of Closed-End Management Investment Companies): Not applicable to this registrant.

Item 9 (Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers): Not applicable to this registrant.

Item 10 (Submission of Matters to a Vote of Security Holders): Not applicable; no material changes.

Item 11 (Controls and Procedures):

Sub-item 11a. The principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

Sub-item 11b. There was no change in the registrant’s internal control over financial reporting that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant’s internal control over financial reporting.

Item 12 (Exhibits):

Sub-item 12a(1). The amended and restated code of ethics exhibit is attached.

Sub-item 12a(2). The certification exhibits are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Vantagepoint Funds

By:	/s/ Joan McCallen Joan McCallen, Principal Executive Officer

Date: March 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities, and on the dates indicated.

By:	/s/ Joan McCallen Joan McCallen, Principal Executive Officer

Date: March 5, 2009

By:	/s/ Gerard P. Maus Gerard P. Maus, Principal Financial Officer

Date: March 3, 2009